UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

August 31, 2014

Columbia Contrarian Core Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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>  Perspectives blog at columbiamanagement.com
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>  Twitter.com/ColumbiaMgmt
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*Columbia Management investor was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Not part of the shareholder report

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Contrarian Core Fund

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Board Consideration and Approval of Advisory Agreement	43
Important Information About This Report	47

Annual Report 2014

Columbia Contrarian Core Fund

Performance Overview

Performance Summary

>  Columbia Contrarian Core Fund (the Fund) Class A shares returned 24.15% excluding sales charges for the 12-month period that ended August 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Index, which returned 25.36% during the same 12-month period.

>  Management fees and a small position in cash (which is not included in the Russell 1000 Index) generally accounted for the modest shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		24.15	17.14	10.69
Including sales charges		17.00	15.75	10.04
Class B	11/01/98
Excluding sales charges		23.20	16.27	9.85
Including sales charges		18.20	16.05	9.85
Class C	12/09/02
Excluding sales charges		23.22	16.29	9.87
Including sales charges		22.22	16.29	9.87
Class I*	09/27/10	24.71	17.62	11.04
Class K*	03/07/11	24.27	17.30	10.81
Class R*	09/27/10	23.86	16.90	10.43
Class R4*	11/08/12	24.44	17.47	10.97
Class R5*	11/08/12	24.60	17.52	10.99
Class T	02/12/93
Excluding sales charges		24.06	17.10	10.64
Including sales charges		16.93	15.72	9.99
Class W*	09/27/10	24.15	17.18	10.69
Class Y*	11/08/12	24.71	17.55	11.01
Class Z	12/14/92	24.45	17.45	10.96
Russell 1000 Index		25.36	17.24	8.78

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
3

Columbia Contrarian Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
4

Columbia Contrarian Core Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 24.15% excluding sales charges. The Fund's benchmark, the Russell 1000 Index, returned 25.36%. Management fees and a small position in cash (which is not included in the Russell 1000 Index) generally accounted for the modest shortfall relative to the benchmark. The Fund's stock selection resulted in solid absolute gains, aided by strong results from the information technology and energy sectors and significant contributions from key healthcare holdings. These gains more than offset disappointments in the financials, industrial and consumer staples sectors during the period.

Economic Expansion Gains Traction

After a difficult winter, U.S. economic growth picked up as 2014 unfolded. Gross domestic product finally broke above its 3.0% long-term historical average, with a 4.6% gain in the second quarter of 2014. Federal Reserve (Fed) data show that the third quarter of 2014 is on track to expand at a pace of 3.0% or higher. Good news appeared on just about every front. More than 200,000 new jobs were added to the labor market monthly over the 12-month period. Solid new job growth drove the unemployment rate down to 6.1%. Manufacturing activity languished during the winter months but rose strongly into the spring and summer, boosting the nation's capacity utilization rate to a recovery high of 79.2%. Both the manufacturing and service sectors hit multi-year highs during the period. Corporate profit growth rebounded after a weak start in 2014, bolstering investor confidence. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground. However, income gains were somewhat disappointing in the final month of the period, which may account for a slowdown in personal spending. The housing market stumbled early in the period as tighter borrowing standards, rising prices, higher mortgage rates and bad weather restrained the sector's recovery. New home sales weakened, but the sales of existing homes remained solid, and rising pending sales indicated an improvement in the sales rate in months to come.

In an environment of generally good news, investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Fed chair late in 2013 received bipartisan support. In December, the Fed announced that it would begin tapering its monthly bond purchases, beginning in January 2014. After measured monthly reductions, the program appeared set to end in the fourth quarter of 2014. Now, all eyes are on the Fed's next major policy statement and clues to the timing of its first hike in short-term interest rates since 2006. Against this backdrop, interest rates were expected to rise. However, the yield on the 10-year U.S. Treasury, generally considered a bellwether for the bond market, declined in 2014, providing continued support to a rising U.S. stock market.

Stock Selection Aided Fund Results

Strong stock selection across a range of sectors aided the Fund's results relative to the benchmark, but especially within the information technology and energy sectors. Within information technology, a significant position in Apple; an investment in Skyworks Solutions, a supplier of semiconductors to Apple, Samsung, and other industry leaders and Broadcom were top contributors. Broadcom was a contrarian play that paid off when the company eliminated its baseband wireless division in an internal restructuring. Despite declining oil

Portfolio Management

Guy Pope, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2014)
Apple, Inc.	5.6
JPMorgan Chase & Co.	3.4
Citigroup, Inc.	3.2
Chevron Corp.	3.1
Verizon Communications, Inc.	2.8
CVS Caremark Corp.	2.5
Berkshire Hathaway, Inc., Class B	2.4
Goldman Sachs Group, Inc. (The)	2.2
Honeywell International, Inc.	2.2
Comcast Corp., Class A	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
5

Columbia Contrarian Core Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at August 31, 2014)
Common Stocks	97.7
Consumer Discretionary	13.6
Consumer Staples	9.7
Energy	8.8
Financials	18.0
Health Care	14.3
Industrials	12.5
Information Technology	17.1
Materials	1.0
Telecommunication Services	2.7
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund's prospectus for more information on these and other risks.

prices, Halliburton in the energy sector advanced as investors took a favorable view of the fundamentals of the company's pressure pumping business. A significant overweight relative to the benchmark bolstered the impact of Halliburton's strong performance on the Fund. Newfield Exploration was also a strong performer in the energy sector. In keeping with our contrarian philosophy, the Fund purchased Newfield Exploration shares at a time when the investment community was skeptical about the company's prospects, and we sold the position when the stock reached our price target during the period. Although the Fund's overall healthcare return was just in line with the benchmark, two health care names delivered outsized returns, aiding Fund results. Medical device maker Covidien, a long-term holding of the Fund, was purchased by Medtronic at a significant premium. Shares of Salix Pharmaceuticals, which develops drugs and devices to treat gastrointestinal disorders, more than doubled on the basis of a strong drug pipeline and acquisitions with the potential to increase earnings.

The Fund modestly lagged the index in the financials, industrials and consumer staples sectors. Within financials, Citigroup was hurt by a slowdown within the capital markets, the prospect of continuing regulations and by profit margin compression caused by low interest rates. Although the stock underperformed for the period at hand, we retained the position on the basis of Citigroup's attractive valuation. Among industrial companies, both Eaton and United Technologies generated positive returns but underperformed the overall market. Diageo, the parent company of Smirnoff vodka and other well-known brand names within the spirits business, proved a disappointment during the period when demand from Asia and Europe came in lower than expectations. More generally, the period was difficult for many multinational companies, as the United States proved to be the standard bearer in the global economy, while Europe and emerging markets could not keep up.

Looking Ahead

Overall, our current stance toward the equity markets is one of cautious optimism, given the gains that the equity markets have enjoyed over the past three years and the moderate outlook for corporate earnings. We would not be surprised to see interest rates make their long-awaited upward move. However, we believe the portfolio is prepared for such a development, and we will continue to use our contrarian approach to identify investments regardless of the environment.

Annual Report 2014
6

Columbia Contrarian Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,088.00	1,019.40	5.78	5.59	1.11
Class B	1,000.00	1,000.00	1,084.30	1,015.66	9.67	9.35	1.86
Class C	1,000.00	1,000.00	1,084.10	1,015.66	9.66	9.35	1.86
Class I	1,000.00	1,000.00	1,091.00	1,021.59	3.49	3.38	0.67
Class K	1,000.00	1,000.00	1,089.10	1,020.09	5.05	4.89	0.97
Class R	1,000.00	1,000.00	1,087.00	1,018.15	7.08	6.84	1.36
Class R4	1,000.00	1,000.00	1,089.70	1,020.64	4.48	4.33	0.86
Class R5	1,000.00	1,000.00	1,090.30	1,021.34	3.75	3.63	0.72
Class T	1,000.00	1,000.00	1,088.30	1,019.15	6.04	5.84	1.16
Class W	1,000.00	1,000.00	1,088.50	1,019.45	5.73	5.54	1.10
Class Y	1,000.00	1,000.00	1,090.70	1,021.59	3.49	3.38	0.67
Class Z	1,000.00	1,000.00	1,089.50	1,020.64	4.48	4.33	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
7

Columbia Contrarian Core Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%

Issuer	Shares	Value ($)
Consumer Discretionary 13.6%
Auto Components 1.5%
Delphi Automotive PLC	1,063,183	73,976,273
Hotels, Restaurants & Leisure 1.8%
Aramark	1,051,123	27,224,086
Hilton Worldwide Holdings, Inc.(a)	1,352,681	34,249,883
Wynn Resorts Ltd.	124,212	23,958,010
Total		85,431,979
Internet & Catalog Retail 0.7%
Amazon.com, Inc.(a)	106,150	35,989,096
Media 6.2%
Comcast Corp., Class A	1,898,648	103,913,005
DIRECTV(a)	699,341	60,458,030
Discovery Communications, Inc., Class C(a)	451,185	19,387,419
Discovery Communications, Inc., Class A(a)	442,575	19,349,379
Viacom, Inc., Class B	1,216,273	98,700,554
Total		301,808,387
Specialty Retail 2.6%
Cabela's, Inc.(a)	554,640	33,844,133
Lowe's Companies, Inc.	724,749	38,056,570
Michaels Companies, Inc. (The)(a)	1,127,744	19,149,093
Urban Outfitters, Inc.(a)	855,030	34,021,644
Total		125,071,440
Textiles, Apparel & Luxury Goods 0.8%
Ralph Lauren Corp.	214,910	36,362,772
Total Consumer Discretionary		658,639,947
Consumer Staples 9.7%
Beverages 2.4%
Diageo PLC, ADR	213,542	25,597,280
PepsiCo, Inc.	963,555	89,119,202
Total		114,716,482
Food & Staples Retailing 3.3%
CVS Caremark Corp.	1,487,037	118,145,089
Walgreen Co.	740,609	44,821,657
Total		162,966,746
Household Products 2.0%
Procter & Gamble Co. (The)	1,163,952	96,736,051

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 2.0%
Philip Morris International, Inc.	1,112,656	95,221,100
Total Consumer Staples		469,640,379
Energy 8.8%
Energy Equipment & Services 3.1%
Cameron International Corp.(a)	763,290	56,735,346
Halliburton Co.	1,423,898	96,269,744
Total		153,005,090
Oil, Gas & Consumable Fuels 5.7%
Canadian Natural Resources Ltd.	1,184,230	51,573,216
Chevron Corp.	1,131,958	146,531,963
ConocoPhillips	340,751	27,675,796
Noble Energy, Inc.	679,347	49,008,093
Total		274,789,068
Total Energy		427,794,158
Financials 18.1%
Banks 10.3%
Bank of America Corp.	6,351,739	102,199,480
Citigroup, Inc.	2,932,586	151,468,067
JPMorgan Chase & Co.	2,747,998	163,368,481
Wells Fargo & Co.	1,608,768	82,755,026
Total		499,791,054
Capital Markets 4.2%
BlackRock, Inc.	289,069	95,545,977
Goldman Sachs Group, Inc. (The)	593,750	106,346,562
Total		201,892,539
Diversified Financial Services 2.4%
Berkshire Hathaway, Inc., Class B(a)	833,223	114,359,857
Insurance 1.2%
Aon PLC	674,642	58,801,797
Total Financials		874,845,247
Health Care 14.3%
Biotechnology 2.9%
Celgene Corp.(a)	1,070,358	101,705,417
Vertex Pharmaceuticals, Inc.(a)	401,660	37,583,326
Total		139,288,743

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 5.5%
Abbott Laboratories	2,065,549	87,248,790
Covidien PLC	984,986	85,526,334
Medtronic, Inc.	1,461,130	93,293,151
Total		266,068,275
Health Care Providers & Services 1.9%
Cardinal Health, Inc.	670,134	49,388,876
CIGNA Corp.	452,240	42,781,904
Total		92,170,780
Health Care Technology 0.5%
IMS Health Holdings, Inc.(a)	899,398	25,093,204
Pharmaceuticals 3.5%
Johnson & Johnson	884,176	91,715,576
Perrigo Co. PLC	137,620	20,469,599
Salix Pharmaceuticals Ltd.(a)	169,514	26,971,373
Zoetis, Inc.	866,780	30,718,683
Total		169,875,231
Total Health Care		692,496,233
Industrials 12.5%
Aerospace & Defense 3.9%
Honeywell International, Inc.	1,109,689	105,675,683
United Technologies Corp.	749,597	80,941,484
Total		186,617,167
Air Freight & Logistics 0.6%
FedEx Corp.	201,811	29,843,811
Commercial Services & Supplies 1.1%
Tyco International Ltd.	1,221,373	54,497,663
Construction & Engineering 0.9%
Jacobs Engineering Group, Inc.(a)	804,781	43,385,744
Electrical Equipment 2.0%
Eaton Corp. PLC	1,388,876	96,957,433
Industrial Conglomerates 1.8%
General Electric Co.	3,342,095	86,827,628
Professional Services 1.3%
Dun & Bradstreet Corp. (The)	305,910	35,907,716
Nielsen NV	620,777	29,170,311
Total		65,078,027
Road & Rail 0.9%
Kansas City Southern	357,030	41,186,981
Total Industrials		604,394,454

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 17.1%
Communications Equipment 0.1%
QUALCOMM, Inc.	93,348	7,103,783
Internet Software & Services 2.8%
Google, Inc., Class A(a)	101,998	59,399,555
Google, Inc., Class C(a)	106,038	60,611,321
Twitter, Inc.(a)	276,370	13,749,408
Total		133,760,284
IT Services 1.5%
MasterCard, Inc., Class A	941,610	71,383,454
Semiconductors & Semiconductor Equipment 1.8%
Broadcom Corp., Class A	1,243,124	48,954,223
Skyworks Solutions, Inc.	652,933	36,995,184
Total		85,949,407
Software 3.9%
Electronic Arts, Inc.(a)	1,791,406	67,786,803
Intuit, Inc.	587,049	48,830,736
Microsoft Corp.	1,602,882	72,818,929
Total		189,436,468
Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.	2,569,371	263,360,527
EMC Corp.	1,762,690	52,052,236
Hewlett-Packard Co.	642,742	24,424,196
Total		339,836,959
Total Information Technology		827,470,355
Materials 1.0%
Chemicals 1.0%
Chemtura Corp.(a)	686,420	16,947,710
Dow Chemical Co. (The)	593,293	31,770,840
Total		48,718,550
Total Materials		48,718,550
Telecommunication Services 2.7%
Diversified Telecommunication Services 2.7%
Verizon Communications, Inc.	2,662,678	132,654,618
Total Telecommunication Services		132,654,618
Total Common Stocks (Cost: $3,541,452,885)		4,736,653,941

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2014

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(b)(c)	109,912,819	109,912,819
Total Money Market Funds (Cost: $109,912,819)		109,912,819
Total Investments (Cost: $3,651,365,704)		4,846,566,760
Other Assets & Liabilities, Net		(4,979,129)
Net Assets		4,841,587,631

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	112,456,359	1,224,494,016	(1,227,037,556)	109,912,819	86,309	109,912,819

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	658,639,947	—	—	658,639,947
Consumer Staples	469,640,379	—	—	469,640,379
Energy	427,794,158	—	—	427,794,158
Financials	874,845,247	—	—	874,845,247
Health Care	692,496,233	—	—	692,496,233
Industrials	604,394,454	—	—	604,394,454
Information Technology	827,470,355	—	—	827,470,355
Materials	48,718,550	—	—	48,718,550
Telecommunication Services	132,654,618	—	—	132,654,618
Total Equity Securities	4,736,653,941	—	—	4,736,653,941
Mutual Funds
Money Market Funds	109,912,819	—	—	109,912,819
Total Mutual Funds	109,912,819	—	—	109,912,819
Total	4,846,566,760	—	—	4,846,566,760

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Contrarian Core Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,541,452,885)	$4,736,653,941
Affiliated issuers (identified cost $109,912,819)	109,912,819
Total investments (identified cost $3,651,365,704)	4,846,566,760
Receivable for:
Investments sold	26,694,876
Capital shares sold	8,464,885
Dividends	6,173,467
Prepaid expenses	49,464
Trustees' deferred compensation plan	76,358
Total assets	4,888,025,810
Liabilities
Payable for:
Investments purchased	21,975,509
Capital shares purchased	23,430,911
Investment management fees	79,004
Distribution and/or service fees	20,401
Transfer agent fees	723,034
Administration fees	6,333
Plan administration fees	23
Compensation of board members	4,912
Chief compliance officer expenses	386
Other expenses	121,308
Trustees' deferred compensation plan	76,358
Total liabilities	46,438,179
Net assets applicable to outstanding capital stock	$4,841,587,631
Represented by
Paid-in capital	$3,336,338,604
Undistributed net investment income	23,603,155
Accumulated net realized gain	286,444,816
Unrealized appreciation (depreciation) on:
Investments	1,195,201,056
Total — representing net assets applicable to outstanding capital stock	$4,841,587,631

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Contrarian Core Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$1,659,841,146
Shares outstanding	74,189,269
Net asset value per share	$22.37
Maximum offering price per share(a)	$23.73
Class B
Net assets	$14,022,915
Shares outstanding	681,293
Net asset value per share	$20.58
Class C
Net assets	$222,834,237
Shares outstanding	10,808,076
Net asset value per share	$20.62
Class I
Net assets	$490,450,804
Shares outstanding	21,771,993
Net asset value per share	$22.53
Class K
Net assets	$112,980
Shares outstanding	5,020
Net asset value per share(b)	$22.50
Class R
Net assets	$30,290,834
Shares outstanding	1,354,148
Net asset value per share	$22.37
Class R4
Net assets	$105,458,155
Shares outstanding	4,619,170
Net asset value per share	$22.83
Class R5
Net assets	$209,498,222
Shares outstanding	9,176,760
Net asset value per share	$22.83
Class T
Net assets	$151,429,711
Shares outstanding	6,824,932
Net asset value per share	$22.19
Maximum offering price per share(a)	$23.54
Class W
Net assets	$124,021,240
Shares outstanding	5,542,341
Net asset value per share	$22.38

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Contrarian Core Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class Y
Net assets	$2,513,856
Shares outstanding	110,070
Net asset value per share	$22.84
Class Z
Net assets	$1,831,113,531
Shares outstanding	81,300,619
Net asset value per share	$22.52

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Contrarian Core Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$72,192,506
Dividends — affiliated issuers	86,309
Interest	195
Foreign taxes withheld	(230,737)
Total income	72,048,273
Expenses:
Investment management fees	24,213,965
Distribution and/or service fees
Class A	3,221,987
Class B	154,333
Class C	1,656,721
Class R	107,495
Class T	428,955
Class W	486,885
Transfer agent fees
Class A	2,373,258
Class B	28,324
Class C	305,165
Class K	65
Class R	39,629
Class R4	141,935
Class R5	67,664
Class T	262,750
Class W	355,508
Class Z	2,780,629
Administration fees	1,980,665
Plan administration fees
Class K	330
Compensation of board members	121,399
Custodian fees	30,483
Printing and postage fees	291,163
Registration fees	293,177
Professional fees	144,263
Chief compliance officer expenses	2,079
Other	72,543
Total expenses	39,561,370
Expense reductions	(6,961)
Total net expenses	39,554,409
Net investment income	32,493,864
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	363,392,920
Foreign currency translations	12,261
Net realized gain	363,405,181
Net change in unrealized appreciation (depreciation) on:
Investments	463,603,180
Foreign currency translations	(6,992)
Net change in unrealized appreciation (depreciation)	463,596,188
Net realized and unrealized gain	827,001,369
Net increase in net assets resulting from operations	$859,495,233

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Contrarian Core Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013(a)
Operations
Net investment income	$32,493,864	$23,038,369
Net realized gain	363,405,181	163,699,736
Net change in unrealized appreciation (depreciation)	463,596,188	360,838,482
Net increase in net assets resulting from operations	859,495,233	547,576,587
Distributions to shareholders
Net investment income
Class A	(5,842,007)	(4,697,565)
Class B	—	(10,684)
Class C	—	(38,746)
Class I	(3,983,330)	(4,850,120)
Class K	(903)	(1,091)
Class R	(50,750)	(32,011)
Class R4	(446,866)	(26)
Class R5	(838,869)	(29)
Class T	(668,500)	(858,582)
Class W	(988,184)	(848,002)
Class Y	(2,201)	(30)
Class Z	(10,086,011)	(9,108,943)
Net realized gains
Class A	(61,235,547)	(701,559)
Class B	(956,604)	(21,731)
Class C	(8,411,180)	(78,810)
Class I	(23,837,970)	(469,252)
Class K	(7,717)	(137)
Class R	(944,794)	(6,918)
Class R4	(3,259,693)	(3)
Class R5	(5,283,994)	(3)
Class T	(7,678,933)	(136,675)
Class W	(10,180,158)	(126,644)
Class Y	(13,169)	(3)
Class Z	(73,572,489)	(1,039,374)
Total distributions to shareholders	(218,289,869)	(23,026,938)
Increase (decrease) in net assets from capital stock activity	900,230,117	678,302,103
Total increase in net assets	1,541,435,481	1,202,851,752
Net assets at beginning of year	3,300,152,150	2,097,300,398
Net assets at end of year	$4,841,587,631	$3,300,152,150
Undistributed net investment income	$23,603,155	$14,004,651

(a) Class R4, Class R5, and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Contrarian Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	36,058,634	747,458,899	18,225,919	325,959,827
Distributions reinvested	3,249,504	64,047,715	324,479	5,162,466
Redemptions	(12,795,905)	(266,997,147)	(8,380,115)	(145,663,821)
Net increase	26,512,233	544,509,467	10,170,283	185,458,472
Class B shares
Subscriptions	91,766	1,745,506	145,178	2,359,331
Distributions reinvested	51,496	938,770	2,140	31,718
Redemptions(b)	(386,227)	(7,355,296)	(413,094)	(6,987,155)
Net decrease	(242,965)	(4,671,020)	(265,776)	(4,596,106)
Class C shares
Subscriptions	5,234,942	100,323,251	3,326,904	55,393,030
Distributions reinvested	365,486	6,673,770	5,851	86,822
Redemptions	(1,317,481)	(25,125,999)	(810,624)	(13,256,327)
Net increase	4,282,947	81,871,022	2,522,131	42,223,525
Class I shares
Subscriptions	4,294,379	87,531,205	5,432,112	95,439,363
Distributions reinvested	1,406,501	27,820,597	333,287	5,319,260
Redemptions	(5,948,198)	(124,792,601)	(8,200,682)	(149,431,991)
Net decrease	(247,318)	(9,440,799)	(2,435,283)	(48,673,368)
Class K shares
Distributions reinvested	380	7,523	68	1,084
Redemptions	(2,838)	(59,644)	—	—
Net increase (decrease)	(2,458)	(52,121)	68	1,084
Class R shares
Subscriptions	993,295	20,515,169	592,089	10,331,746
Distributions reinvested	35,568	702,110	1,626	25,917
Redemptions	(358,743)	(7,405,308)	(195,885)	(3,446,570)
Net increase	670,120	13,811,971	397,830	6,911,093
Class R4 shares
Subscriptions	2,995,138	62,699,057	2,426,298	47,419,859
Distributions reinvested	184,580	3,706,357	—	—
Redemptions	(927,958)	(19,717,655)	(58,888)	(1,158,932)
Net increase	2,251,760	46,687,759	2,367,410	46,260,927
Class R5 shares
Subscriptions	6,678,168	140,752,475	3,760,744	69,564,350
Distributions reinvested	298,379	5,982,494	—	—
Redemptions	(1,320,470)	(27,713,522)	(240,061)	(4,579,396)
Net increase	5,656,077	119,021,447	3,520,683	64,984,954

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Contrarian Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	133,142	2,628,259	54,026	894,428
Distributions reinvested	294,510	5,757,673	43,186	681,908
Redemptions	(533,838)	(11,044,582)	(713,528)	(12,336,857)
Net decrease	(106,186)	(2,658,650)	(616,316)	(10,760,521)
Class W shares
Subscriptions	2,652,118	53,805,477	9,467,580	165,936,155
Distributions reinvested	566,621	11,168,097	61,220	974,618
Redemptions	(10,951,818)	(227,845,735)	(3,015,039)	(55,117,699)
Net increase (decrease)	(7,733,079)	(162,872,161)	6,513,761	111,793,074
Class Y shares
Subscriptions	116,035	2,460,284	4,041	80,603
Distributions reinvested	756	15,161	—	—
Redemptions	(10,756)	(225,098)	(6)	(100)
Net increase	106,035	2,250,347	4,035	80,503
Class Z shares
Subscriptions	29,720,665	618,238,458	31,221,824	547,326,731
Distributions reinvested	2,505,393	49,606,774	421,303	6,732,416
Redemptions	(19,203,531)	(396,072,377)	(15,316,122)	(269,440,681)
Net increase	13,022,527	271,772,855	16,327,005	284,618,466
Total net increase	44,169,693	900,230,117	38,505,831	678,302,103

(a) Class R4, Class R5 and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Contrarian Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,						Year Ended September 30,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$19.15		$15.68		$12.63		$12.61		$11.76		$11.89
Income from investment operations:
Net investment income	0.14		0.13		0.11		0.08		0.04		0.08
Net realized and unrealized gain (loss)	4.32		3.48		3.32		(0.03)		0.87		(0.14)
Total from investment operations	4.46		3.61		3.43		0.05		0.91		(0.06)
Less distributions to shareholders:
Net investment income	(0.11)		(0.12)		(0.07)		(0.03)		(0.06)		(0.07)
Net realized gains	(1.13)		(0.02)		(0.31)		—		—		—
Total distributions to shareholders	(1.24)		(0.14)		(0.38)		(0.03)		(0.06)		(0.07)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$22.37		$19.15		$15.68		$12.63		$12.61		$11.76
Total return	24.15%		23.23%		27.59%		0.39%		7.75%		(0.28%)
Ratios to average net assets(c)
Total gross expenses	1.11%		1.15%		1.19	%(d)	1.19	%(e)	1.25%		1.28	%(e)
Total net expenses(f)	1.11	%(g)	1.14	%(g)	1.16	%(d)(g)	1.16	%(e)(g)	1.19	%(g)	1.17	%(e)(g)
Net investment income	0.69%		0.73%		0.82	%(d)	0.56%		0.32%		0.77%
Supplemental data
Net assets, end of period (in thousands)	$1,659,841		$913,212		$588,182		$427,039		$111,182		$27,742
Portfolio turnover	65%		47%		62%		78%		94%		131%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$17.74		$14.53		$11.74		$11.78		$11.02		$11.14
Income from investment operations:
Net investment income (loss)	(0.01)		(0.00	)(b)	0.01		(0.03)		(0.05)		0.01
Net realized and unrealized gain (loss)	3.98		3.24		3.09		(0.01)		0.81		(0.13)
Total from investment operations	3.97		3.24		3.10		(0.04)		0.76		(0.12)
Less distributions to shareholders:
Net investment income	—		(0.01)		—		—		—		—
Net realized gains	(1.13)		(0.02)		(0.31)		—		—		—
Total distributions to shareholders	(1.13)		(0.03)		(0.31)		—		—		—
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$20.58		$17.74		$14.53		$11.74		$11.78		$11.02
Total return	23.20%		22.32%		26.72%		(0.34%)		6.90%		(1.08%)
Ratios to average net assets(c)
Total gross expenses	1.86%		1.90%		1.94	%(d)	1.92	%(e)	2.00%		2.03	%(e)
Total net expenses(f)	1.86	%(g)	1.89	%(g)	1.91	%(d)(g)	1.90	%(e)(g)	1.94	%(g)	1.92	%(e)(g)
Net investment income (loss)	(0.08%)		(0.02%)		0.05	%(d)	(0.19%)		(0.46%)		0.12%
Supplemental data
Net assets, end of period (in thousands)	$14,023		$16,396		$17,292		$21,560		$3,991		$3,428
Portfolio turnover	65%		47%		62%		78%		94%		131%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$17.77		$14.55		$11.76		$11.80		$11.03		$11.15
Income from investment operations:
Net investment income (loss)	(0.01)		(0.00	)(b)	0.01		(0.03)		(0.05)		0.01
Net realized and unrealized gain (loss)	3.99		3.25		3.09		(0.01)		0.82		(0.13)
Total from investment operations	3.98		3.25		3.10		(0.04)		0.77		(0.12)
Less distributions to shareholders:
Net investment income	—		(0.01)		—		—		—		—
Net realized gains	(1.13)		(0.02)		(0.31)		—		—		—
Total distributions to shareholders	(1.13)		(0.03)		(0.31)		—		—		—
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$20.62		$17.77		$14.55		$11.76		$11.80		$11.03
Total return	23.22%		22.36%		26.68%		(0.34%)		6.98%		(1.08%)
Ratios to average net assets(c)
Total gross expenses	1.86%		1.90%		1.94	%(d)	1.95	%(e)	2.00%		2.03	%(e)
Total net expenses(f)	1.86	%(g)	1.89	%(g)	1.91	%(d)(g)	1.92	%(e)(g)	1.94	%(g)	1.92	%(e)(g)
Net investment income (loss)	(0.06%)		(0.02%)		0.07	%(d)	(0.22%)		(0.44%)		0.03%
Supplemental data
Net assets, end of period (in thousands)	$222,834		$115,940		$58,257		$36,559		$18,368		$7,094
Portfolio turnover	65%		47%		62%		78%		94%		131%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class I	2014	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$19.27	$15.78	$12.71		$12.69		$12.70
Income from investment operations:
Net investment income	0.23	0.21	0.17		0.14		0.01
Net realized and unrealized gain (loss)	4.35	3.49	3.34		(0.03)		(0.02)
Total from investment operations	4.58	3.70	3.51		0.11		(0.01)
Less distributions to shareholders:
Net investment income	(0.19)	(0.19)	(0.13)		(0.09)		—
Net realized gains	(1.13)	(0.02)	(0.31)		—		—
Total distributions to shareholders	(1.32)	(0.21)	(0.44)		(0.09)		—
Net asset value, end of period	$22.53	$19.27	$15.78		$12.71		$12.69
Total return	24.71%	23.73%	28.12%		0.81%		(0.08%)
Ratios to average net assets(c)
Total gross expenses	0.68%	0.70%	0.75	%(d)	0.76	%(e)	0.85	%(d)
Total net expenses(f)	0.68%	0.70%	0.75	%(d)	0.76	%(e)(g)	0.85	%(d)(g)
Net investment income	1.12%	1.17%	1.24	%(d)	0.99%		4.99	%(d)
Supplemental data
Net assets, end of period (in thousands)	$490,451	$424,376	$385,802		$280,304		$2
Portfolio turnover	65%	47%	62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class K	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$19.26	$15.77	$12.70		$14.93
Income from investment operations:
Net investment income	0.17	0.15	0.13		0.06
Net realized and unrealized gain (loss)	4.33	3.51	3.34		(2.29)
Total from investment operations	4.50	3.66	3.47		(2.23)
Less distributions to shareholders:
Net investment income	(0.13)	(0.15)	(0.09)		—
Net realized gains	(1.13)	(0.02)	(0.31)		—
Total distributions to shareholders	(1.26)	(0.17)	(0.40)		—
Net asset value, end of period	$22.50	$19.26	$15.77		$12.70
Total return	24.27%	23.40%	27.74%		(14.94%)
Ratios to average net assets(c)
Total gross expenses	0.97%	1.00%	1.05	%(d)	1.05	%(d)(e)
Total net expenses(f)	0.97%	1.00%	1.05	%(d)	1.05	%(d)(e)(g)
Net investment income	0.81%	0.87%	0.93	%(d)	0.72	%(d)
Supplemental data
Net assets, end of period (in thousands)	$113	$144	$117		$100
Portfolio turnover	65%	47%	62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class R	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$19.15		$15.68		$12.63		$12.61		$12.62
Income from investment operations:
Net investment income	0.09		0.08		0.08		0.05		0.00	(c)
Net realized and unrealized gain (loss)	4.32		3.49		3.32		(0.03)		(0.01)
Total from investment operations	4.41		3.57		3.40		0.02		(0.01)
Less distributions to shareholders:
Net investment income	(0.06)		(0.08)		(0.04)		—		—
Net realized gains	(1.13)		(0.02)		(0.31)		—		—
Total distributions to shareholders	(1.19)		(0.10)		(0.35)		—		—
Net asset value, end of period	$22.37		$19.15		$15.68		$12.63		$12.61
Total return	23.86%		22.93%		27.34%		0.16%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	1.36%		1.39%		1.42	%(e)	1.44	%(f)	1.44	%(e)
Total net expenses(g)	1.36	%(h)	1.39	%(h)	1.41	%(e)(h)	1.39	%(f)(h)	1.44	%(e)(h)
Net investment income	0.44%		0.46%		0.59	%(e)	0.32%		4.34	%(e)
Supplemental data
Net assets, end of period (in thousands)	$30,291		$13,102		$4,489		$6		$2
Portfolio turnover	65%		47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$19.52		$15.84
Income from investment operations:
Net investment income	0.20		0.16
Net realized and unrealized gain	4.40		3.70
Total from investment operations	4.60		3.86
Less distributions to shareholders:
Net investment income	(0.16)		(0.16)
Net realized gains	(1.13)		(0.02)
Total distributions to shareholders	(1.29)		(0.18)
Net asset value, end of period	$22.83		$19.52
Total return	24.44%		24.61%
Ratios to average net assets(b)
Total gross expenses	0.86%		0.89	%(c)
Total net expenses(d)	0.86	%(e)	0.89	%(c)(e)
Net investment income	0.94%		1.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$105,458		$46,212
Portfolio turnover	65%		47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.52	$15.84
Income from investment operations:
Net investment income	0.23	0.15
Net realized and unrealized gain	4.39	3.73
Total from investment operations	4.62	3.88
Less distributions to shareholders:
Net investment income	(0.18)	(0.18)
Net realized gains	(1.13)	(0.02)
Total distributions to shareholders	(1.31)	(0.20)
Net asset value, end of period	$22.83	$19.52
Total return	24.60%	24.75%
Ratios to average net assets(b)
Total gross expenses	0.73%	0.75	%(c)
Total net expenses(d)	0.73%	0.75	%(c)
Net investment income	1.08%	1.01	%(c)
Supplemental data
Net assets, end of period (in thousands)	$209,498	$68,709
Portfolio turnover	65%	47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class T	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$19.01		$15.56		$12.54		$12.51		$11.67		$11.80
Income from investment operations:
Net investment income	0.13		0.12		0.10		0.06		0.03		0.08
Net realized and unrealized gain (loss)	4.28		3.47		3.29		—		0.86		(0.14)
Total from investment operations	4.41		3.59		3.39		0.06		0.89		(0.06)
Less distributions to shareholders:
Net investment income	(0.10)		(0.12)		(0.06)		(0.03)		(0.05)		(0.07)
Net realized gains	(1.13)		(0.02)		(0.31)		—		—		—
Total distributions to shareholders	(1.23)		(0.14)		(0.37)		(0.03)		(0.05)		(0.07)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$22.19		$19.01		$15.56		$12.54		$12.51		$11.67
Total return	24.06%		23.22%		27.49%		0.43%		7.68%		(0.35%)
Ratios to average net assets(c)
Total gross expenses	1.16%		1.20%		1.24	%(d)	1.26	%(e)	1.30%		1.33	%(e)
Total net expenses(f)	1.16	%(g)	1.19	%(g)	1.21	%(d)(g)	1.21	%(e)(g)	1.24	%(g)	1.22	%(e)(g)
Net investment income	0.63%		0.68%		0.77	%(d)	0.44%		0.24%		0.81%
Supplemental data
Net assets, end of period (in thousands)	$151,430		$131,732		$117,457		$100,805		$112,862		$117,161
Portfolio turnover	65%		47%		62%		78%		94%		131%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class W	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$19.16		$15.69		$12.64		$12.61		$12.62
Income from investment operations:
Net investment income	0.14		0.13		0.11		0.08		0.00	(c)
Net realized and unrealized gain (loss)	4.32		3.48		3.32		(0.02)		(0.01)
Total from investment operations	4.46		3.61		3.43		0.06		(0.01)
Less distributions to shareholders:
Net investment income	(0.11)		(0.12)		(0.07)		(0.03)		—
Net realized gains	(1.13)		(0.02)		(0.31)		—		—
Total distributions to shareholders	(1.24)		(0.14)		(0.38)		(0.03)		—
Net asset value, end of period	$22.38		$19.16		$15.69		$12.64		$12.61
Total return	24.15%		23.21%		27.57%		0.47%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	1.10%		1.14%		1.19	%(e)	1.20	%(f)	1.19	%(e)
Total net expenses(g)	1.10	%(h)	1.14	%(h)	1.16	%(e)(h)	1.16	%(f)(h)	1.19	%(e)(h)
Net investment income	0.67%		0.73%		0.83	%(e)	0.54%		4.64	%(e)
Supplemental data
Net assets, end of period (in thousands)	$124,021		$254,377		$106,075		$74,302		$2
Portfolio turnover	65%		47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.52	$15.84
Income from investment operations:
Net investment income	0.24	0.24
Net realized and unrealized gain	4.40	3.64
Total from investment operations	4.64	3.88
Less distributions to shareholders:
Net investment income	(0.19)	(0.18)
Net realized gains	(1.13)	(0.02)
Total distributions to shareholders	(1.32)	(0.20)
Net asset value, end of period	$22.84	$19.52
Total return	24.71%	24.79%
Ratios to average net assets(b)
Total gross expenses	0.68%	0.72	%(c)
Total net expenses(d)	0.68%	0.72	%(c)
Net investment income	1.12%	1.60	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,514	$79
Portfolio turnover	65%	47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class Z	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$19.27		$15.78		$12.71		$12.68		$11.83		$11.97
Income from investment operations:
Net investment income	0.19		0.17		0.15		0.11		0.07		0.11
Net realized and unrealized gain (loss)	4.35		3.50		3.34		(0.01)		0.86		(0.15)
Total from investment operations	4.54		3.67		3.49		0.10		0.93		(0.04)
Less distributions to shareholders:
Net investment income	(0.16)		(0.16)		(0.11)		(0.07)		(0.08)		(0.10)
Net realized gains	(1.13)		(0.02)		(0.31)		—		—		—
Total distributions to shareholders	(1.29)		(0.18)		(0.42)		(0.07)		(0.08)		(0.10)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$22.52		$19.27		$15.78		$12.71		$12.68		$11.83
Total return	24.45%		23.50%		27.91%		0.72%		7.93%		(0.01%)
Ratios to average net assets(c)
Total gross expenses	0.86%		0.90%		0.94	%(d)	0.96	%(e)	1.00%		1.03	%(e)
Total net expenses(f)	0.86	%(g)	0.89	%(g)	0.91	%(d)(g)	0.91	%(e)(g)	0.94	%(g)	0.92	%(e)(g)
Net investment income	0.93%		0.98%		1.08	%(d)	0.76%		0.54%		1.09%
Supplemental data
Net assets, end of period (in thousands)	$1,831,114		$1,315,874		$819,630		$494,107		$344,081		$247,974
Portfolio turnover	65%		47%		62%		78%		94%		131%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Contrarian Core Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund mergers.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Annual Report 2014
31

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2014

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily

Annual Report 2014
32

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2014

basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.60% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average

Annual Report 2014
33

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2014

aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.18
Class R5	0.05
Class T	0.18
Class W	0.18
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $6,961.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended August 31,

Annual Report 2014
34

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2014

2014 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,391,447 for Class A, $1,982 for Class B, $16,713 for Class C and $10,142 for Class T shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2014 through December 31, 2014	Prior to January 1, 2014
Class A	1.18%	1.20%
Class B	1.93	1.95
Class C	1.93	1.95
Class I	0.80	0.81
Class K	1.10	1.11
Class R	1.43	1.45
Class R4	0.93	0.95
Class R5	0.85	0.86
Class T	1.23	1.25
Class W	1.18	1.20
Class Y	0.80	0.81
Class Z	0.93	0.95

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, reversal of capital gains (losses) on a redemption-in-kind, Trustees' deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$12,261
Accumulated net realized gain	(26,862,021)
Paid-in capital	26,849,760

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$76,243,506	$21,254,253
Long-term capital gains	142,046,363	1,772,686
Total	218,289,869	23,026,939

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$61,745,692
Undistributed long-term capital gains	254,571,750
Net unrealized appreciation	1,189,013,222

At August 31, 2014, the cost of investments for federal income tax purposes was $3,657,553,538 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,189,790,322
Unrealized depreciation	(777,100)
Net unrealized appreciation	1,189,013,222

Annual Report 2014
35

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2014

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $3,294,348,987 and $2,579,310,079, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Redemption-in-Kind

Proceeds from the sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended August 31, 2014, securities and other assets with a value of $110,619,845 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $27,132,224, which is not taxable to remaining shareholders in the Fund.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2014, one unaffiliated shareholder of record owned 16.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 37.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in

Annual Report 2014
36

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2014

connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
37

Columbia Contrarian Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Contrarian Core Fund (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

Annual Report 2014
38

Columbia Contrarian Core Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	69.10%
Dividends Received Deduction	61.49%
Capital Gain Dividend	$307,218,112

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
39

Columbia Contrarian Core Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
40

Columbia Contrarian Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
41

Columbia Contrarian Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
42

Columbia Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Contrarian Core Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 0.80% for Class I, 1.10% for Class K, 1.43% for Class R, 0.93% for Class R4, 0.85% for Class R5, 1.23% for Class T, 1.18% for Class W, 0.80% for Class Y, 0.93% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
43

Columbia Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the 14th, 17th and 8th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the 4th and 3rd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2014
44

Columbia Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting,

Annual Report 2014
45

Columbia Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
46

Columbia Contrarian Core Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
47

Columbia Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN133_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Emerging Markets Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Emerging Markets Fund

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Advisory Agreement	45
Important Information About This Report	49

Annual Report 2014

Columbia Emerging Markets Fund

Performance Overview

Performance Summary

>  Columbia Emerging Markets Fund (the Fund) Class A shares returned 20.01% excluding sales charges for the 12-month period that ended August 31, 2014.

>  During the same 12-month period, the Fund slightly outperformed the MSCI Emerging Markets Index (Net), which returned 19.98%. The Fund also outperformed the MSCI EAFE Index (Net), a measure of more developed foreign markets, which gained 16.44% for the same time period.

>  Stock picks in India and China and positioning in information technology gave the biggest boost to relative performance, while security selection in Brazil, Korea and Hong Kong, along with a small cash position, detracted from relative results.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		20.01	8.71	10.50
Including sales charges		13.07	7.45	9.85
Class B*	02/28/13
Excluding sales charges		19.12	7.92	9.66
Including sales charges		14.12	7.63	9.66
Class C*	09/28/07
Excluding sales charges		19.10	7.90	9.67
Including sales charges		18.10	7.90	9.67
Class I*	09/27/10	20.60	9.15	10.83
Class K*	02/28/13	20.21	8.90	10.65
Class R*	09/27/10	19.80	8.48	10.21
Class R4*	03/19/13	20.36	9.01	10.76
Class R5*	11/08/12	20.58	9.07	10.79
Class W*	09/27/10	19.98	8.73	10.48
Class Y*	11/08/12	20.73	9.10	10.81
Class Z	01/02/98	20.28	9.00	10.76
MSCI Emerging Markets Index (Net)		19.98	7.90	12.16
MSCI EAFE Index (Net)		16.44	8.21	7.01

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
3

Columbia Emerging Markets Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
4

Columbia Emerging Markets Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 20.01% excluding sales charges. During the same 12-month period, the Fund slightly outperformed the MSCI Emerging Markets Index (Net), which returned 19.98%. The Fund also outperformed the MSCI EAFE Index (Net), a measure of more developed foreign markets, which gained 16.44% for the same time period. Stock picks in India and China and positioning in information technology gave the biggest boost to relative performance, while security selection in Brazil, Korea and Hong Kong, along with a small cash position, detracted from relative results.

Emerging Markets Rebounded

Stocks in many emerging markets surprised investors for the 12-month period. Heading into September 2013, investor sentiment was extremely negative due to worries that the U.S. Federal Reserve's (the Fed's) gradual tapering of its monthly bond purchases would create liquidity headwinds in emerging markets. The countries known as the "fragile five" because of their large current account and fiscal deficits — South Africa, Brazil, Indonesia, India and Turkey — seemed especially vulnerable. China was an added concern due to a housing bubble, non-performing bank loans, overcapacity in a number of industries and moderating economic growth. All of these worries pushed emerging stock markets to a low in February. However, emerging market equities rose in the second half of the period, as many of these concerns eased and markets were able to climb the proverbial "wall of worry." Fed tapering was postponed until after the New Year and did not have the negative effect most investors expected. The "fragile five" performed well as fears had been overblown and currency weakness and higher interest rates helped adjust their current account and fiscal deficits. China got a boost from new government reforms and mini stimulus programs. Finally, the election of new pro-reform leaders aided returns in India and Indonesia, and fears around social unrest during elections in Turkey and South Africa did not materialize. Disappointments were few, with the most notable being Russia, where stocks were pressured by the Ukraine conflict and ensuing economic sanctions.

Outperformance in India and China

Security selection helped relative performance, particularly in India and in China. Standouts in the Fund included Motherson Sumi Systems, a leading auto component manufacturer, and Eicher Motors, which is best known for its Royal Enfield Motorcycles. Both stocks rose sharply as improved economic growth drove a pickup in demand for their products. In China, top contributors included Vipshop Holdings, an online discount clothing retailer, and 58.com, an online classified business. Both stocks benefited as increased smartphone penetration extended the internet's reach to more Chinese consumers. A number of pharmaceuticals stocks also helped, as China's gross domestic product (GDP) per capita increased, boosting demand for healthcare goods and services. From a sector perspective, information technology gave the biggest boost vs. the MSCI Emerging Markets Index (Net), thanks to an overweight and favorable security selection.

Portfolio Management

Dara White, CFA

Jasmine Huang, CFA, CPA (U.S. and China), CFM

Robert Cameron

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2014)
Samsung Electronics Co., Ltd. (South Korea)	2.8
Tencent Holdings Ltd. (China)	2.2
Itaú Unibanco Holding SA, ADR (Brazil)	2.2
Petroleo Brasileiro SA (Brazil)	2.0
Naspers Ltd., Class N (South Africa)	1.9
ICICI Bank Ltd., ADR (India)	1.6
Metropolitan Bank & Trust Co. (Philippines)	1.4
Hyundai Motor Co. (South Korea)	1.3
Grupo Financiero Banorte SAB de CV, Class O (Mexico)	1.3
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
5

Columbia Emerging Markets Fund

Manager Discussion of Fund Performance (continued)

Country Breakdown (%) (at August 31, 2014)
Brazil	11.6
China	18.3
Czech Republic	0.4
Greece	1.1
Hong Kong	2.3
India	12.7
Indonesia	3.4
Malaysia	0.5
Mexico	4.3
Peru	1.7
Philippines	3.5
Poland	0.5
Russian Federation	4.2
Singapore	0.1
South Africa	3.8
South Korea	15.6
Taiwan	9.3
Thailand	3.0
Turkey	1.6
United Kingdom	0.5
United States(a)	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund's prospectus for more information on these and other risks.

Disappointing Security Selection in Brazil, Korea and Hong Kong

The Fund's results in Brazil, Korea and Hong Kong lagged those in the MSCI Emerging Markets Index (Net), largely due to stock selection. In Brazil, the Fund did not own some of the top-performing index components. In Korea, shares of semiconductor materials company Duksan Hi-Metal hurt results, as weaker-than-expected demand caused the stock to decline. An investment in Hong Kong-listed Galaxy Entertainment, which owns and operates casinos in Macau, also detracted. The stock stalled as mainland China's anti-corruption campaign led to a decline in high-end gamers. Elsewhere, individual detractors included internet giant Mail.ru Group and natural gas producer Novatek, Russian stocks that declined as economic sanctions pressured their revenue outlooks. Novatek was no longer in the portfolio at period end.

Looking Ahead

We continue to believe in the long-term outlook for emerging markets. Despite their strong run, many equities in emerging markets were still trading at significant discounts to their developed market counterparts at period end. Meanwhile, present economic growth rates in emerging markets, while slower than previous years, have stayed ahead of those in developed markets. Going forward, we currently expect emerging markets to benefit from a growing middle class and a larger share of global GDP. However, we believe stock performance in these export-driven markets will depend on a sustained pickup in global economic growth. Going forward, we plan to continue to seek well-run emerging market companies that can generate returns above their cost of capital and benefit from long-term secular trends in their respective countries. At period end, the Fund had overweights in consumer discretionary, information technology and healthcare, with underweights in energy, financials and telecommunication services. The Fund ended the year with a reduced weight in Russia, due to the geopolitical risks there, and increased exposure to India and Brazil.

Annual Report 2014
6

Columbia Emerging Markets Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at August 31, 2014)
Air Freight & Logistics	0.8
Auto Components	0.8
Automobiles	4.5
Banks	19.2
Beverages	1.2
Chemicals	2.4
Commercial Services & Supplies	0.8
Construction & Engineering	0.4
Construction Materials	2.5
Diversified Consumer Services	0.4
Diversified Financial Services	1.1
Diversified Telecommunication Services	1.4
Electric Utilities	1.0
Electrical Equipment	0.7
Electronic Equipment, Instruments & Components	4.3
Food & Staples Retailing	2.0
Food Products	3.8
Gas Utilities	0.8
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	2.5
Household Durables	0.6
Industrial Conglomerates	1.1
Insurance	2.1
Internet & Catalog Retail	0.7
Internet Software & Services	5.5
IT Services	2.9
Leisure Products	1.1
Life Sciences Tools & Services	0.9
Machinery	1.5
Media	2.4
Metals & Mining	2.8
Multiline Retail	0.9
Oil, Gas & Consumable Fuels	5.0
Personal Products	0.5
Pharmaceuticals	3.5
Semiconductors & Semiconductor Equipment	8.9
Software	0.2
Specialty Retail	0.7
Textiles, Apparel & Luxury Goods	1.7
Tobacco	0.9
Trading Companies & Distributors	0.4
Transportation Infrastructure	0.3
Water Utilities	0.9
Wireless Telecommunication Services	1.2
Money Market Funds	1.1
Total	99.7

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2014
7

Columbia Emerging Markets Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,081.00	1,016.80	8.46	8.20	1.63
Class B	1,000.00	1,000.00	1,077.30	1,013.06	12.33	11.94	2.38
Class C	1,000.00	1,000.00	1,077.20	1,013.06	12.33	11.94	2.38
Class I	1,000.00	1,000.00	1,083.40	1,019.15	6.03	5.84	1.16
Class K	1,000.00	1,000.00	1,082.80	1,017.65	7.58	7.34	1.46
Class R	1,000.00	1,000.00	1,080.40	1,015.56	9.75	9.45	1.88
Class R4	1,000.00	1,000.00	1,083.10	1,018.05	7.17	6.94	1.38
Class R5	1,000.00	1,000.00	1,084.40	1,018.90	6.29	6.09	1.21
Class W	1,000.00	1,000.00	1,082.10	1,016.80	8.46	8.20	1.63
Class Y	1,000.00	1,000.00	1,084.10	1,019.15	6.03	5.84	1.16
Class Z	1,000.00	1,000.00	1,082.70	1,018.05	7.17	6.94	1.38

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
8

Columbia Emerging Markets Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 96.0%

Issuer	Shares	Value ($)
Brazil 9.2%
AmBev SA, ADR	2,628,311	19,160,387
Estacio Participacoes SA	493,300	6,463,475
Hypermarcas SA(a)	930,000	8,051,552
International Meal Co. Holdings SA	445,500	3,833,071
Itaú Unibanco Holding SA, ADR	1,899,992	34,199,856
M. Dias Branco SA	105,600	4,717,445
Mills Estruturas e Servicos de Engenharia SA	655,030	6,750,745
Odontoprev SA	835,700	3,643,704
Qualicorp SA(a)	964,400	12,019,996
Raia Drogasil SA	352,900	3,450,963
Ultrapar Participacoes SA	629,900	16,095,725
Vale SA	1,068,100	13,913,690
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	732,100	12,624,106
Total		144,924,715
China 18.2%
Anhui Conch Cement Co., Ltd., Class H	2,609,000	9,418,729
ANTA Sports Products Ltd.	2,045,000	3,919,066
Baidu, Inc., ADR(a)	30,332	6,506,821
China Animal Healthcare Ltd.	4,526,000	3,442,000
China Mengniu Dairy Co., Ltd.	2,021,000	9,368,851
China Merchants Bank Co., Ltd., Class H	6,449,000	12,325,121
China Merchants Holdings International Co., Ltd.	1,552,000	5,144,957
China Minsheng Banking Corp., Ltd., Class H	4,207,000	3,950,474
China Pacific Insurance Group Co., Ltd., Class H	2,816,200	10,578,661
China Petroleum & Chemical Corp., Class H	10,596,000	10,701,611
Chongqing Changan Automobile Co., Ltd., Class B	3,646,575	7,528,364
CIMC Enric Holdings Ltd.	3,858,000	4,270,825
CSPC Pharmaceutical Group Ltd.	5,298,000	4,427,822
CT Environmental Group Ltd.	6,324,566	5,140,070
ENN Energy Holdings Ltd.	1,056,000	7,452,300
GCL-Poly Energy Holdings Ltd.(a)	24,725,000	8,895,021
Guangdong Investment Ltd.	7,954,000	9,612,893

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrial & Commercial Bank of China Ltd., Class H	25,659,000	16,980,702
Luye Pharma Group Ltd.(a)	13,042,500	14,388,730
Ourgame International Holdings Ltd.(a)	4,900,000	2,491,081
Pax Global Technology Ltd.(a)	6,361,000	5,783,823
Qihoo 360 Technology Co., Ltd., ADR(a)	158,897	13,955,924
Sinotrans Ltd.	19,244,000	12,954,933
Tencent Holdings Ltd.	2,121,000	34,521,154
Tianhe Chemicals Group Ltd.(a)(b)	43,040,000	12,828,615
Vipshop Holdings Ltd., ADS(a)	55,838	10,979,426
WH Group Ltd.(a)	18,093,000	14,871,183
WuXi PharmaTech (Cayman), Inc. ADR(a)	364,546	13,495,493
Zhuzhou CSR Times Electric Co., Ltd., Class H	3,153,500	10,920,536
Total		286,855,186
Czech Republic 0.4%
Komercni Banka AS	24,909	5,782,225
Greece 1.1%
National Bank of Greece SA(a)	4,984,006	17,092,197
Hong Kong 2.3%
Galaxy Entertainment Group Ltd.	1,075,000	8,094,070
Melco Crown Entertainment Ltd., ADR	319,451	9,059,630
Sands China Ltd.	2,159,200	14,057,020
Towngas China Co., Ltd.	4,135,000	4,406,738
Total		35,617,458
India 12.6%
Apollo Hospitals Enterprise Ltd.	209,936	4,065,194
Bank of Baroda	326,669	4,708,786
DEN Networks Ltd.(a)	980,284	2,687,768
Dish TV India Ltd.(a)	6,778,302	6,010,838
Eicher Motors Ltd.	68,742	11,065,018
HCL Technologies Ltd.	414,202	11,138,973
HDFC Bank Ltd., ADR	352,404	17,510,955
ICICI Bank Ltd., ADR	476,449	25,490,021
IndusInd Bank Ltd.	416,000	4,026,251
ITC Ltd.	2,463,335	14,444,623
Just Dial Ltd.(a)	140,474	3,826,098
Larsen & Toubro Ltd.	223,160	5,629,265
Lupin Ltd.	744,432	15,782,497

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Maruti Suzuki India Ltd.	203,472	9,363,119
Motherson Sumi Systems Ltd.	1,933,861	11,888,607
Oil & Natural Gas Corp., Ltd.	674,297	4,841,817
Tata Motors Ltd.	1,004,898	8,719,551
Tech Mahindra Ltd.	221,967	8,662,345
Titan Co., Ltd.	692,193	4,152,330
Ultratech Cement Ltd.	247,043	10,402,563
UPL Ltd.	2,844,256	14,839,147
Total		199,255,766
Indonesia 3.3%
PT Ace Hardware Indonesia Tbk	78,401,400	6,265,848
PT Astra International Tbk	16,050,000	10,391,866
PT Bank Central Asia Tbk	10,684,800	10,227,531
PT Bank Rakyat Indonesia Persero Tbk	7,121,700	6,724,452
PT Matahari Department Store Tbk	7,645,600	10,635,739
PT Nippon Indosari Corpindo Tbk	47,034,000	4,885,344
PT Sumber Alfaria Trijaya Tbk	79,444,900	3,463,723
PT Tower Bersama Infrastructure Tbk	448,600	302,007
Total		52,896,510
Malaysia 0.5%
Tenaga Nasional Bhd	1,866,500	7,332,453
Mexico 4.3%
Alfa SAB de CV, Class A	5,426,800	17,521,135
Cemex SAB de CV, ADR(a)	1,438,739	19,034,517
Grupo Financiero Banorte SAB de CV, Class O	2,880,000	20,303,760
Grupo Mexico SAB de CV, Class B	3,159,990	11,514,598
Total		68,374,010
Peru 1.7%
Credicorp Ltd.	100,326	15,557,553
Southern Copper Corp.	328,409	10,775,099
Total		26,332,652
Philippines 3.5%
Bloomberry Resorts Corp.(a)	15,690,100	4,138,948
GT Capital Holdings, Inc.	795,340	17,155,306
Metropolitan Bank & Trust Co.	10,738,022	21,170,409
Robinsons Retail Holdings, Inc.	4,152,540	5,915,572
Universal Robina Corp.	1,957,950	7,297,319
Total		55,677,554

Common Stocks (continued)

Issuer	Shares	Value ($)
Poland 0.6%
Bank Pekao SA	157,040	8,830,267
Russian Federation 4.2%
Lukoil OAO, ADR	302,348	16,781,826
Magnit OJSC, GDR(b)	251,024	14,609,597
Mail.ru Group Ltd., GDR(a)(b)	440,755	11,834,272
MegaFon OAO(b)	40,596	1,148,867
MegaFon OAO Registered Shares GDR	118,949	3,366,256
QIWI PLC, ADR	370,591	13,819,338
Yandex NV, Class A(a)	159,677	4,539,617
Total		66,099,773
Singapore 0.1%
Sound Global Ltd.(a)	1,378,000	1,422,794
South Africa 3.8%
Aspen Pharmacare Holdings Ltd.	442,303	12,674,549
AVI Ltd.	1,350,311	7,718,595
Clicks Group Ltd.	738,647	4,788,697
Discovery Ltd.	560,420	5,156,941
Naspers Ltd., Class N	234,963	29,860,265
Total		60,199,047
South Korea 15.3%
Duksan Hi-Metal Co., Ltd.(a)	438,112	6,918,642
EO Technics Co., Ltd.	50,500	4,071,281
Hana Financial Group, Inc.	190,300	7,992,244
Hyundai Motor Co.	88,448	20,332,379
Kia Motors Corp.	234,878	14,183,777
Kolao Holdings	265,707	4,997,005
Korea Electric Power Corp.	215,097	8,997,193
KT Corp.	231,183	7,988,404
LG Display Co., Ltd.(a)	241,934	8,364,374
LG Uplus Corp.	1,291,660	13,958,024
NAVER Corp.	14,966	11,364,360
OCI Co., Ltd.(a)	65,651	9,427,202
Posco ICT Co., Ltd.	516,028	3,718,521
Samchuly Bicycle Co., Ltd.	342,544	7,333,824
Samsung Electronics Co., Ltd.	35,375	43,072,299
Samsung SDI Co., Ltd.	92,425	13,823,358
Seoul Semiconductor Co., Ltd.	105,483	3,040,889

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Shinhan Financial Group Co., Ltd.	256,010	13,262,505
SK Hynix, Inc.(a)	336,444	15,083,152
SK Telecom Co., Ltd.	51,862	14,014,576
Suprema, Inc.(a)	204,350	5,021,406
Wonik IPS Co., Ltd.(a)	333,661	4,281,897
Total		241,247,312
Taiwan 9.3%
Airtac International Group	573,210	5,901,898
Cathay Financial Holding Co., Ltd.	10,013,850	17,093,889
CTBC Financial Holding Co., Ltd.	16,963,662	12,352,968
Delta Electronics, Inc.	1,206,000	8,479,553
Eclat Textile Co., Ltd.	1,487,200	12,450,059
Gigasolar Materials Corp.	571,200	10,004,618
Hermes Microvision, Inc.	148,000	6,363,180
Hon Hai Precision Industry Co., Ltd.	3,323,040	11,366,466
MediaTek, Inc.	907,000	15,158,493
Merida Industry Co., Ltd.	1,394,400	10,268,246
Merry Electronics Co., Ltd.	1,475,250	8,501,464
Standard Foods Corp.	951,570	2,444,943
Taiwan Semiconductor Manufacturing Co., Ltd.	4,656,048	19,458,923
Tong Hsing Electronic Industries Ltd.	1,340,000	6,459,152
Total		146,303,852
Thailand 3.0%
Bangkok Bank PCL, Foreign Registered Shares	2,223,600	14,269,425
Kasikornbank PCL, Foreign Registered Shares	2,288,300	16,193,581
Mega Lifesciences PCL, Foreign Registered Shares	6,397,700	3,945,983
Robinson Department Store PCL, Foreign Registered Shares	2,284,000	4,076,362
Thai Union Frozen Products PCL, Foreign Registered Shares	4,222,600	9,090,508
Total		47,575,859
Turkey 1.6%
Arcelik AS	1,515,179	9,077,756
Turk Traktor ve Ziraat Makineleri AS	85,910	2,917,323
Turkiye Garanti Bankasi AS	3,308,542	12,964,770
Total		24,959,849

Common Stocks (continued)

Issuer	Shares	Value ($)
United Kingdom 0.5%
Lonmin PLC(a)	1,137,495	4,339,573
Randgold Resources Ltd.	39,281	3,316,049
Total		7,655,622
United States 0.5%
Cognizant Technology Solutions Corp., Class A(a)	73,834	3,376,429
Luxoft Holding, Inc.(a)	124,330	4,474,637
Total		7,851,066
Total Common Stocks (Cost: $1,268,757,351)		1,512,286,167

Preferred Stocks 2.6%

Brazil 2.3%
Alpargatas SA	1,346,070	6,590,542
Petroleo Brasileiro SA	2,897,800	30,382,562
Total		36,973,104
South Korea 0.3%
Samsung Electronics Co., Ltd.	4,152	4,181,098
Total Preferred Stocks (Cost: $33,992,923)		41,154,202

Money Market Funds 1.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(c)(d)	17,068,200	17,068,200
Total Money Market Funds (Cost: $17,068,200)		17,068,200
Total Investments (Cost: $1,319,818,474)		1,570,508,569
Other Assets & Liabilities, Net		4,339,259
Net Assets		1,574,847,828

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the value of these securities amounted to $40,421,351 or 2.57% of net assets.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	16,536,242	582,184,127	(581,652,169)	17,068,200	29,852	17,068,200

Abbreviation Legend

ADR  American Depositary Receipt

ADS  American Depositary Share

GDR  Global Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	30,335,603	220,432,807	—	250,768,410
Consumer Staples	35,380,347	98,898,954	—	134,279,301
Energy	32,877,551	15,543,427	—	48,420,978
Financials	113,062,146	238,838,704	—	351,900,850
Health Care	29,159,193	58,726,776	—	87,885,969
Industrials	36,895,985	60,227,550	—	97,123,535
Information Technology	46,672,765	291,704,796	—	338,377,561
Materials	55,237,905	64,571,878	—	119,809,783
Telecommunication Services	—	40,778,134	—	40,778,134
Utilities	—	42,941,646	—	42,941,646
Preferred Stocks
Consumer Discretionary	6,590,542	—	—	6,590,542
Energy	30,382,562	—	—	30,382,562
Information Technology	—	4,181,098	—	4,181,098
Total Equity Securities	416,594,599	1,136,845,770	—	1,553,440,369
Mutual Funds
Money Market Funds	17,068,200	—	—	17,068,200
Total Mutual Funds	17,068,200	—	—	17,068,200
Total	433,662,799	1,136,845,770	—	1,570,508,569

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Emerging Markets Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,302,750,274)	$1,553,440,369
Affiliated issuers (identified cost $17,068,200)	17,068,200
Total investments (identified cost $1,319,818,474)	1,570,508,569
Cash	3,160
Foreign currency (identified cost $3,904,435)	3,904,435
Receivable for:
Investments sold	16,027,443
Capital shares sold	1,436,096
Dividends	1,584,240
Reclaims	61,650
Prepaid expenses	15,255
Trustees' deferred compensation plan	37,378
Total assets	1,593,578,226
Liabilities
Payable for:
Investments purchased	17,246,146
Capital shares purchased	431,680
Foreign capital gains taxes deferred	620,027
Investment management fees	41,721
Distribution and/or service fees	3,173
Transfer agent fees	183,694
Administration fees	3,251
Plan administration fees	42
Compensation of board members	17,450
Chief compliance officer expenses	121
Other expenses	145,715
Trustees' deferred compensation plan	37,378
Total liabilities	18,730,398
Net assets applicable to outstanding capital stock	$1,574,847,828
Represented by
Paid-in capital	$1,331,533,864
Undistributed net investment income	1,833,025
Accumulated net realized loss	(8,577,402)
Unrealized appreciation (depreciation) on:
Investments	250,690,095
Foreign currency translations	(11,727)
Foreign capital gains tax	(620,027)
Total — representing net assets applicable to outstanding capital stock	$1,574,847,828

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Emerging Markets Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$314,231,108
Shares outstanding	28,715,109
Net asset value per share	$10.94
Maximum offering price per share(a)	$11.61
Class B
Net assets	$6,035,394
Shares outstanding	569,999
Net asset value per share	$10.59
Class C
Net assets	$27,126,223
Shares outstanding	2,558,022
Net asset value per share	$10.60
Class I
Net assets	$151,002,584
Shares outstanding	13,675,989
Net asset value per share	$11.04
Class K
Net assets	$206,471
Shares outstanding	18,805
Net asset value per share	$10.98
Class R
Net assets	$8,237,221
Shares outstanding	756,592
Net asset value per share	$10.89
Class R4
Net assets	$300,580
Shares outstanding	27,132
Net asset value per share	$11.08
Class R5
Net assets	$3,086,579
Shares outstanding	279,409
Net asset value per share	$11.05
Class W
Net assets	$133,408
Shares outstanding	12,199
Net asset value per share	$10.94
Class Y
Net assets	$4,148,182
Shares outstanding	374,189
Net asset value per share	$11.09
Class Z
Net assets	$1,060,340,078
Shares outstanding	96,352,370
Net asset value per share	$11.00

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Emerging Markets Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$24,416,383
Dividends — affiliated issuers	29,852
Foreign taxes withheld	(2,647,716)
Total income	21,798,519
Expenses:
Investment management fees	13,473,223
Distribution and/or service fees
Class A	785,774
Class B	75,452
Class C	261,841
Class R	36,538
Class W	35,928
Transfer agent fees
Class A	759,912
Class B	18,487
Class C	63,206
Class K	164
Class R	17,505
Class R4	417
Class R5	1,199
Class W	37,357
Class Z	1,890,108
Administration fees	1,030,737
Plan administration fees
Class K	822
Compensation of board members	55,549
Custodian fees	534,918
Printing and postage fees	136,566
Registration fees	252,266
Professional fees	134,282
Line of credit interest expense	1,048
Chief compliance officer expenses	779
Other	203,771
Total expenses	19,807,849
Expense reductions	(2,741)
Total net expenses	19,805,108
Net investment income	1,993,411
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	11,252,122
Foreign currency translations	(1,543,232)
Net realized gain	9,708,890
Net change in unrealized appreciation (depreciation) on:
Investments	234,852,254
Foreign currency translations	16,344
Foreign capital gains tax	(620,027)
Net change in unrealized appreciation (depreciation)	234,248,571
Net realized and unrealized gain	243,957,461
Net increase in net assets resulting from operations	$245,950,872

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Emerging Markets Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013(a)(b)(c)
Operations
Net investment income	$1,993,411	$7,659,031
Net realized gain (loss)	9,708,890	(6,799,019)
Net change in unrealized appreciation (depreciation)	234,248,571	(92,710,650)
Net increase (decrease) in net assets resulting from operations	245,950,872	(91,850,638)
Distributions to shareholders
Net investment income
Class A	(485,759)	(52,693)
Class C	—	(4,710)
Class I	(1,306,561)	(1,395,035)
Class K	(1,567)	—
Class R	—	(1,660)
Class R4	(592)	—
Class R5	(12,369)	(15)
Class W	(43,241)	(147,818)
Class Y	(19,594)	(16)
Class Z	(2,600,356)	(1,091,744)
Total distributions to shareholders	(4,470,039)	(2,693,691)
Increase (decrease) in net assets from capital stock activity	129,453,926	838,326,071
Total increase in net assets	370,934,759	743,781,742
Net assets at beginning of year	1,203,913,069	460,131,327
Net assets at end of year	$1,574,847,828	$1,203,913,069
Undistributed net investment income	$1,833,025	$4,297,316

(a) Class K shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(c) Class R5 shares and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Emerging Markets Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	5,326,155	54,370,328	2,636,881	26,583,598
Fund reorganization	—	—	32,834,274	343,952,533
Distributions reinvested	47,467	474,197	4,600	47,103
Redemptions	(9,574,283)	(97,494,231)	(3,791,329)	(37,797,872)
Net increase (decrease)	(4,200,661)	(42,649,706)	31,684,426	332,785,362
Class B shares
Subscriptions	18,004	176,732	23,449	233,508
Fund reorganization	—	—	1,298,485	13,280,157
Redemptions(d)	(428,149)	(4,209,341)	(341,790)	(3,267,161)
Net increase (decrease)	(410,145)	(4,032,609)	980,144	10,246,504
Class C shares
Subscriptions	599,191	5,881,148	474,898	4,689,298
Fund reorganization	—	—	2,350,220	24,070,065
Distributions reinvested	—	—	434	4,355
Redemptions	(709,620)	(7,008,679)	(474,174)	(4,602,908)
Net increase (decrease)	(110,429)	(1,127,531)	2,351,378	24,160,810
Class I shares
Subscriptions	2,624,531	26,468,771	535,621	5,294,155
Fund reorganization	—	—	1,255	13,231
Distributions reinvested	129,997	1,306,471	135,571	1,395,022
Redemptions	(9,157,184)	(92,186,054)	(6,842,882)	(67,045,926)
Net decrease	(6,402,656)	(64,410,812)	(6,170,435)	(60,343,518)
Class K shares
Subscriptions	60	610	267	2,768
Fund reorganization	—	—	56,204	589,942
Distributions reinvested	156	1,558	—	—
Redemptions	(36,650)	(364,980)	(1,232)	(12,270)
Net increase (decrease)	(36,434)	(362,812)	55,239	580,440
Class R shares
Subscriptions	379,738	3,798,262	180,415	1,796,815
Fund reorganization	—	—	604,088	6,305,185
Distributions reinvested	—	—	162	1,653
Redemptions	(267,771)	(2,707,376)	(194,289)	(1,947,977)
Net increase	111,967	1,090,886	590,376	6,155,676

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Emerging Markets Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	31,393	326,818	4,043	41,531
Distributions reinvested	58	583	—	—
Redemptions	(8,362)	(88,803)	—	—
Net increase	23,089	238,598	4,043	41,531
Class R5 shares
Subscriptions	157,161	1,605,674	157,427	1,641,613
Fund reorganization	—	—	7,415	78,238
Distributions reinvested	1,225	12,327	—	—
Redemptions	(28,717)	(295,302)	(15,102)	(150,186)
Net increase	129,669	1,322,699	149,740	1,569,665
Class W shares
Subscriptions	457,495	4,599,843	1,198,209	11,876,193
Fund reorganization	—	—	2,037	21,335
Distributions reinvested	4,328	43,235	14,449	147,809
Redemptions	(3,892,835)	(37,806,523)	(1,239,286)	(12,558,608)
Net decrease	(3,431,012)	(33,163,445)	(24,591)	(513,271)
Class Y shares
Subscriptions	389,144	4,031,568	77,955	746,157
Distributions reinvested	1,940	19,578	—	—
Redemptions	(67,191)	(684,925)	(27,659)	(268,119)
Net increase	323,893	3,366,221	50,296	478,038
Class Z shares
Subscriptions	52,550,625	538,414,334	60,811,078	617,216,504
Fund reorganization	—	—	294,617	3,095,702
Distributions reinvested	36,241	363,498	64,663	664,735
Redemptions	(26,620,173)	(269,595,395)	(9,939,321)	(97,812,107)
Net increase	25,966,693	269,182,437	51,231,037	523,164,834
Total net increase	11,963,974	129,453,926	80,901,653	838,326,071

(a) Class B shares and Class K shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(c) Class R5 shares and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(d) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Emerging Markets Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,						Year Ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.13		$9.08		$10.01		$11.48		$11.27		$6.42
Income from investment operations:
Net investment income (loss)	(0.01)		0.14		0.05		0.05		0.01		(0.01)
Net realized and unrealized gain (loss)	1.84		(0.05)		(0.55)		(0.95)		1.75		5.00
Total from investment operations	1.83		0.09		(0.50)		(0.90)		1.76		4.99
Less distributions to shareholders:
Net investment income	(0.02)		(0.04)		—		—		(0.09)		(0.14)
Net realized gains	—		—		(0.43)		(0.57)		(1.46)		—
Total distributions to shareholders	(0.02)		(0.04)		(0.43)		(0.57)		(1.55)		(0.14)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$10.94		$9.13		$9.08		$10.01		$11.48		$11.27
Total return	20.01%		0.98%		(4.80%)		(8.06%)		16.74%		78.17%
Ratios to average net assets(c)
Total gross expenses	1.67	%(d)	1.76%		2.08	%(e)	2.08	%(d)	1.96	%(d)	1.77	%(d)
Total net expenses(f)	1.67	%(d)(g)	1.75	%(g)	1.92	%(e)(g)	1.87	%(d)(g)	1.65	%(d)(g)	1.74	%(d)(g)
Net investment income (loss)	(0.07%)		1.42%		1.41	%(e)	0.54%		0.07%		(0.12%)
Supplemental data
Net assets, end of period (in thousands)	$314,231		$300,601		$11,177		$12,260		$12,388		$6,362
Portfolio turnover	80%		81%		35%		117%		78%		74%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2014		2013(a)
Per share data
Net asset value, beginning of period	$8.89		$10.17
Income from investment operations:
Net investment income (loss)	(0.09)		0.04
Net realized and unrealized gain (loss)	1.79		(1.32)
Total from investment operations	1.70		(1.28)
Net asset value, end of period	$10.59		$8.89
Total return	19.12%		(12.59%)
Ratios to average net assets(b)
Total gross expenses	2.42	%(c)	2.49	%(d)
Total net expenses(e)	2.42	%(c)(f)	2.49	%(d)(f)
Net investment income (loss)	(0.89%)		0.81	%(d)
Supplemental data
Net assets, end of period (in thousands)	$6,035		$8,713
Portfolio turnover	80%		81%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$8.90		$8.89		$9.84		$11.39		$11.21		$6.36
Income from investment operations:
Net investment income (loss)	(0.08)		0.05		0.02		(0.03)		(0.07)		(0.09)
Net realized and unrealized gain (loss)	1.78		(0.03)		(0.54)		(0.95)		1.73		4.97
Total from investment operations	1.70		0.02		(0.52)		(0.98)		1.66		4.88
Less distributions to shareholders:
Net investment income	—		(0.01)		—		—		(0.02)		(0.03)
Net realized gains	—		—		(0.43)		(0.57)		(1.46)		—
Total distributions to shareholders	—		(0.01)		(0.43)		(0.57)		(1.48)		(0.03)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$10.60		$8.90		$8.89		$9.84		$11.39		$11.21
Total return	19.10%		0.26%		(5.09%)		(8.86%)		15.92%		76.73%
Ratios to average net assets(c)
Total gross expenses	2.42	%(d)	2.53%		2.83	%(e)	2.83	%(d)	2.71	%(d)	2.52	%(d)
Total net expenses(f)	2.42	%(d)(g)	2.50	%(g)	2.67	%(e)(g)	2.62	%(d)(g)	2.40	%(d)(g)	2.49	%(d)(g)
Net investment income (loss)	(0.81%)		0.49%		0.65	%(e)	(0.27%)		(0.62%)		(0.86%)
Supplemental data
Net assets, end of period (in thousands)	$27,126		$23,756		$2,820		$2,879		$2,100		$1,540
Portfolio turnover	80%		81%		35%		117%		78%		74%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,					Year Ended March 31,
Class I	2014		2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.21		$9.13	$10.04		$11.48		$11.71
Income from investment operations:
Net investment income (loss)	0.03		0.08	0.07		0.06		(0.01)
Net realized and unrealized gain (loss)	1.86		0.06 (c)	(0.55)		(0.93)		0.88
Total from investment operations	1.89		0.14	(0.48)		(0.87)		0.87
Less distributions to shareholders:
Net investment income	(0.06)		(0.06)	—		—		(0.10)
Net realized gains	—		—	(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.06)		(0.06)	(0.43)		(0.57)		(1.10)
Net asset value, end of period	$11.04		$9.21	$9.13		$10.04		$11.48
Total return	20.60%		1.47%	(4.58%)		(7.79%)		7.75%
Ratios to average net assets(d)
Total gross expenses	1.18	%(e)	1.37%	1.53	%(f)	1.56	%(e)	1.59	%(e)(f)
Total net expenses(g)	1.18	%(e)	1.29%	1.48	%(f)	1.51	%(e)	1.33	%(e)(f)
Net investment income (loss)	0.34%		0.75%	1.86	%(f)	0.65%		(0.09	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$151,003		$184,937	$239,618		$214,524		$104,595
Portfolio turnover	80%		81%	35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,
Class K	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.17		$10.44
Income from investment operations:
Net investment income	(0.00	)(b)	0.11
Net realized and unrealized gain (loss)	1.85		(1.38)
Total from investment operations	1.85		(1.27)
Less distributions to shareholders:
Net investment income	(0.04)		—
Total distributions to shareholders	(0.04)		—
Net asset value, end of period	$10.98		$9.17
Total return	20.21%		(12.16%)
Ratios to average net assets(c)
Total gross expenses	1.47	%(d)	1.51	%(e)
Total net expenses(f)	1.47	%(d)	1.51	%(e)
Net investment income (loss)	(0.04%)		2.21	%(e)
Supplemental data
Net assets, end of period (in thousands)	$206		$506
Portfolio turnover	80%		81%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class R	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.09		$9.06		$9.99		$11.49		$11.70
Income from investment operations:
Net investment income (loss)	(0.03)		0.11		0.04		(0.06)		(0.06)
Net realized and unrealized gain (loss)	1.83		(0.05)		(0.54)		(0.87)		0.91
Total from investment operations	1.80		0.06		(0.50)		(0.93)		0.85
Less distributions to shareholders:
Net investment income	—		(0.03)		—		—		(0.06)
Net realized gains	—		—		(0.43)		(0.57)		(1.00)
Total distributions to shareholders	—		(0.03)		(0.43)		(0.57)		(1.06)
Net asset value, end of period	$10.89		$9.09		$9.06		$9.99		$11.49
Total return	19.80%		0.67%		(4.81%)		(8.32%)		7.50%
Ratios to average net assets(c)
Total gross expenses	1.91	%(d)	2.02%		2.33	%(e)	2.37	%(d)	2.21	%(d)(e)
Total net expenses(f)	1.91	%(d)(g)	2.00	%(g)	2.17	%(e)(g)	2.20	%(d)(g)	1.91	%(d)(e)(g)
Net investment income (loss)	(0.26%)		1.09%		1.15	%(e)	(0.58%)		(0.97	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$8,237		$5,863		$491		$514		$2
Portfolio turnover	80%		81%		35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.24		$10.42
Income from investment operations:
Net investment income	0.04		0.06
Net realized and unrealized gain (loss)	1.84		(1.24)
Total from investment operations	1.88		(1.18)
Less distributions to shareholders:
Net investment income	(0.04)		—
Total distributions to shareholders	(0.04)		—
Net asset value, end of period	$11.08		$9.24
Total return	20.36%		(11.32%)
Ratios to average net assets(b)
Total gross expenses	1.41	%(c)	1.54	%(d)
Total net expenses(e)	1.41	%(c)(f)	1.53	%(d)(f)
Net investment income	0.35%		1.31	%(d)
Supplemental data
Net assets, end of period (in thousands)	$301		$37
Portfolio turnover	80%		81%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.22		$9.72
Income from investment operations:
Net investment income	0.05		0.13
Net realized and unrealized gain (loss)	1.84		(0.57)
Total from investment operations	1.89		(0.44)
Less distributions to shareholders:
Net investment income	(0.06)		(0.06)
Total distributions to shareholders	(0.06)		(0.06)
Net asset value, end of period	$11.05		$9.22
Total return	20.58%		(4.60%)
Ratios to average net assets(b)
Total gross expenses	1.22	%(c)	1.32	%(d)
Total net expenses(e)	1.22	%(c)	1.29	%(d)
Net investment income	0.46%		1.65	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,087		$1,381
Portfolio turnover	80%		81%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class W	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.13		$9.07		$10.00		$11.48		$11.70
Income from investment operations:
Net investment income (loss)	(0.07)		0.02		0.05		0.07		(0.02)
Net realized and unrealized gain (loss)	1.89		0.08	(c)	(0.55)		(0.98)		0.88
Total from investment operations	1.82		0.10		(0.50)		(0.91)		0.86
Less distributions to shareholders:
Net investment income	(0.01)		(0.04)		—		—		(0.08)
Net realized gains	—		—		(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.01)		(0.04)		(0.43)		(0.57)		(1.08)
Net asset value, end of period	$10.94		$9.13		$9.07		$10.00		$11.48
Total return	19.98%		1.09%		(4.81%)		(8.15%)		7.61%
Ratios to average net assets(d)
Total gross expenses	1.67	%(e)	1.91%		2.09	%(f)	2.09	%(e)	1.95	%(e)(f)
Total net expenses(g)	1.67	%(e)(h)	1.77	%(h)	1.92	%(f)(h)	1.85	%(e)(h)	1.65	%(e)(f)(h)
Net investment income (loss)	(0.68%)		0.25%		1.41	%(f)	0.73%		(0.41	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$133		$31,426		$31,470		$30,863		$50,623
Portfolio turnover	80%		81%		35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.24		$9.74
Income from investment operations:
Net investment income	0.06		0.09
Net realized and unrealized gain (loss)	1.85		(0.53)
Total from investment operations	1.91		(0.44)
Less distributions to shareholders:
Net investment income	(0.06)		(0.06)
Total distributions to shareholders	(0.06)		(0.06)
Net asset value, end of period	$11.09		$9.24
Total return	20.73%		(4.57%)
Ratios to average net assets(b)
Total gross expenses	1.19	%(c)	1.31	%(d)
Total net expenses(e)	1.19	%(c)	1.31	%(d)
Net investment income	0.56%		1.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,148		$465
Portfolio turnover	80%		81%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.18		$9.11		$10.03		$11.49		$11.26		$6.42
Income from investment operations:
Net investment income	0.03		0.09		0.06		0.09		0.06		0.05
Net realized and unrealized gain (loss)	1.83		0.03	(b)	(0.55)		(0.98)		1.74		4.97
Total from investment operations	1.86		0.12		(0.49)		(0.89)		1.80		5.02
Less distributions to shareholders:
Net investment income	(0.04)		(0.05)		—		—		(0.11)		(0.18)
Net realized gains	—		—		(0.43)		(0.57)		(1.46)		—
Total distributions to shareholders	(0.04)		(0.05)		(0.43)		(0.57)		(1.57)		(0.18)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$11.00		$9.18		$9.11		$10.03		$11.49		$11.26
Total return	20.28%		1.29%		(4.69%)		(7.96%)		17.16%		78.84%
Ratios to average net assets(d)
Total gross expenses	1.41	%(e)	1.60%		1.83	%(f)	1.83	%(e)	1.71	%(e)	1.52	%(e)
Total net expenses(g)	1.41	%(e)(h)	1.52	%(h)	1.67	%(f)(h)	1.61	%(e)(h)	1.40	%(e)(h)	1.49	%(e)(h)
Net investment income	0.25%		0.94%		1.65	%(f)	0.87%		0.52%		0.47%
Supplemental data
Net assets, end of period (in thousands)	$1,060,340		$646,228		$174,554		$206,451		$326,675		$396,849
Portfolio turnover	80%		81%		35%		117%		78%		74%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
31

Columbia Emerging Markets Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are

Annual Report 2014
32

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2014

valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net

Annual Report 2014
33

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2014

investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.10% to 0.66% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 1.00% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2014
34

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2014

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.25
Class C	0.24
Class K	0.05
Class R	0.24
Class R4	0.24
Class R5	0.05
Class W	0.26
Class Z	0.24

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $2,741.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $64,574. The liability remaining at August 31, 2014 for non-recurring charges associated with the lease amounted to $36,907 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $293,609 for Class A, $3,242 for Class B and $1,940 for Class C shares for the year ended August 31, 2014.

Annual Report 2014
35

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through December 31, 2014
Class A	1.78%
Class B	2.53
Class C	2.53
Class I	1.33
Class K	1.63
Class R	2.03
Class R4	1.53
Class R5	1.38
Class W	1.78
Class Y	1.33
Class Z	1.53

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards,

deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$12,337
Accumulated net realized loss	(12,335)
Paid-in capital	(2)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$4,470,039	$2,693,691

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	3,320,951
Capital loss carryforwards	(6,941,797)
Net unrealized appreciation	247,622,826

At August 31, 2014, the cost of investments for federal income tax purposes was $1,322,885,743 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$274,067,004
Unrealized depreciation	(26,444,178)
Net unrealized appreciation	247,622,826

The following capital loss carryforwards, determined at August 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	6,941,797

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative

Annual Report 2014
36

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2014

interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,199,771,979 and $1,058,274,216, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, one unaffiliated shareholder of record owned 61.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended August 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $6,480,000 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Fund Reorganization

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Emerging Markets Opportunity Fund, a series of Columbia Fund Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $608,114,120 and the combined net assets immediately after the reorganization were $999,520,508.

The reorganization was accomplished by a tax-free exchange of 49,244,644 shares of the acquired fund valued at $391,406,388 (including $26,662,659 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	32,834,274
Class B	1,298,485
Class C	2,350,220
Class I	1,255
Class K	56,204
Class R	604,088
Class R5	7,415
Class W	2,037
Class Z	294,617

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of

Annual Report 2014
37

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2014

revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on September 1, 2012, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended August 31, 2013 would have been approximately $6.4 million, $49.3 million, $(103.1) million and $(47.4) million, respectively.

Note 10. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

Annual Report 2014
38

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2014

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
39

Columbia Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Fund (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

Annual Report 2014
40

Columbia Emerging Markets Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	1.30%
Foreign Taxes Paid	$2,647,716
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$24,137,804
Foreign Source Income Per Share	$0.17

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014
41

Columbia Emerging Markets Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
42

Columbia Emerging Markets Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
43

Columbia Emerging Markets Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
44

Columbia Emerging Markets Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Emerging Markets Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed annual rates of 1.78% for Class A, 2.53% for Class B, 2.53% for Class C, 1.33% for Class I, 1.63% for Class K, 2.03% for Class R, 1.53% for Class R4, 1.38% for Class R5, 1.78% for Class W, 1.33% for Class Y and 1.53% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
45

Columbia Emerging Markets Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, Fund's performance was in the fifty-seventh, twenty-seventh and twenty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2014
46

Columbia Emerging Markets Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the third quintiles, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
47

Columbia Emerging Markets Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
48

Columbia Emerging Markets Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia Emerging Markets Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN142_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Greater China Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Greater China Fund

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	37
Important Information About This Report	41

Annual Report 2014

Columbia Greater China Fund

Performance Overview

Performance Summary

>  Columbia Greater China Fund (the Fund) Class A shares returned 21.22% excluding sales charges for the 12-month period that ended August 31, 2014.

>  The Fund outperformed its two benchmarks, the MSCI China Index (Net) and the Hang Seng Index, which returned 17.57% and 13.92%, respectively, during the same time period.

>  Strong security selection, particularly in the consumer discretionary and healthcare sectors, helped drive the Fund ahead of the MSCI China Index (Net).

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	05/16/97
Excluding sales charges		21.22	8.19	12.90
Including sales charges		14.24	6.92	12.23
Class B	05/16/97
Excluding sales charges		20.28	7.37	12.05
Including sales charges		15.65	7.07	12.05
Class C	05/16/97
Excluding sales charges		20.32	7.38	12.06
Including sales charges		19.39	7.38	12.06
Class I*	08/02/11	21.75	8.49	13.06
Class R4*	03/19/13	21.50	8.26	12.94
Class R5*	11/08/12	21.67	8.34	12.98
Class W*	06/18/12	21.27	8.22	12.91
Class Z	05/16/97	21.49	8.46	13.19
MSCI China Index (Net)		17.57	6.02	14.42
Hang Seng Index		13.92	4.64	6.84

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
3

Columbia Greater China Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
4

Columbia Greater China Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 21.22% excluding sales charges. The Fund outperformed its benchmarks, the MSCI China Index (Net) and the Hang Seng Index, which returned 17.57% and 13.92%, respectively, for the same 12-month period. Security selection was the biggest driver of outperformance vs. the MSCI China Index (Net), with particularly strong returns in the consumer discretionary and healthcare sectors. An overweight in the top-performing information technology sector also helped relative results.

Strong Gains Despite Volatility

The MSCI China Index (Net) produced a generous return this past fiscal year, but the climb was not all uphill. Stocks in China began the 12-month reporting period near a trough, but rallied through the end of 2013 after the central bank injected liquidity into the financial system. In November, the government announced plans for significant structural reforms for the coming 10 years, further boosting investor sentiment. Stocks, however, reversed course in 2014 and slid until the end of May, weighed down by slowing economic data and the near default of some local government financial vehicles. The market swung up again in the summer, spurred by the government's added liquidity injections and new mini-stimulus programs. Meanwhile, the government introduced some specific reforms, including relaxing its one-child policy and Hukou (residency) rules, restructuring certain state-owned enterprises (SOEs) and accelerating its anti-corruption campaign. Signs that the economy was stabilizing further encouraged investors.

Biggest Boost from Consumer Discretionary and Healthcare

Security selection in the consumer discretionary and healthcare sectors was the biggest driver of the Fund's outperformance relative to the MSCI China Index (Net). In consumer discretionary, the Fund owned companies positioned to capitalize on a growing middle class with more disposable income. The biggest winner by far was Vipshop Holdings, an online discount clothing retailer. Its shares rose sharply, as the proliferation of smartphones in China made online shopping more accessible. The Fund had a sizable overweight in healthcare, where stocks stand to benefit from rising demand as China's population ages, incomes increase and poor environmental quality issues persist. Top healthcare contributors here included some of the country's largest pharmaceutical companies: CSPC Pharmaceutical Group and Sihuan Pharmaceutical Holdings. Another standout was Wuxi Pharmatech, a contract research organization that provides outsourced research services for big pharmaceutical companies. China's cheaper labor costs gave it an advantage that helped attract contracts from large drug companies in developed markets.

A sizable overweight in the top-performing information technology sector also helped relative results. Contributors included 58.com, an online classifieds business, and Baidu.com, the leading search engine in China. Both stocks benefited as more people had access to online technology through the spread of smartphones.

Portfolio Management

Jasmine (Weili) Huang, CFA, CPA
(U.S. and China), CFM

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2014)
Tencent Holdings Ltd.	12.0
Industrial & Commercial Bank of China Ltd., Class H	6.1
WuXi PharmaTech (Cayman), Inc. ADR	3.6
CSPC Pharmaceutical Group Ltd.	3.5
Ping An Insurance Group Co. of China Ltd., Class H	3.3
Bank of China Ltd., Class H	3.2
Baidu, Inc., ADR	3.1
China Construction Bank Corp., Class H	2.9
Luye Pharma Group Ltd.	2.6
Vipshop Holdings Ltd., ADS	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
5

Columbia Greater China Fund

Manager Discussion of Fund Performance (continued)

Country Breakdown (%) (at August 31, 2014)
China	85.7
Hong Kong	5.3
Taiwan	4.7
United States(a)	4.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Investment Risks

This is a specialized fund.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance. See the Fund's prospectus for more information on these and other risks.

Energy and Financials Detracted

An underweight in energy hurt relative performance as unrest in the Middle East and conflict between Russia and Ukraine pushed oil prices — and energy stocks — higher. In particular, a sizable underweight in Petrochina, a large integrated energy company, detracted, as the stock posted a steep gain in the MSCI China Index (Net). The Fund also lost ground with a large position in CNOOC, an exploration and production company that saw its stock plunge last December due to rapidly increasing costs and challenges meeting its production targets. Rising oil prices later lifted the stock, but it lagged the MSCI China Index (Net) by a wide margin for the fiscal year. An underweight in financials aided relative performance, but was more than erased by disappointing security selection from some of the bank and real estate holdings in the portfolio. Individual detractors included China Vanke, a large real estate company, whose shares fell as government restrictions on home purchases and mortgage loans weakened demand for real estate.

A sizable underweight in telecommunication services, particularly large MSCI China Index (Net) component China Mobile, further hampered relative performance. The Fund was underexposed to the sector because it believed telecommunication companies, which are SOEs, were not running their businesses efficiently. In addition, their profits were declining, due to spending on 4G technology upgrades and marketing. During the period, the government mandated that telecommunication companies reduce their marketing costs, which helped their bottom lines and, in turn, their share prices.

Looking Ahead

The Chinese government's adoption of more targeted fiscal and monetary easing policies have supported economic growth. However, with property market weakness set to persist, China's economy remained in an unstable condition at period end. Further, we believe at this time that growth momentum is likely to slow further as the country pursues a multi-year process of reform-driven restructuring, the blueprint of which was officially announced by new leadership in November 2013. China's government seeks to find balance between 1) a reasonable level of short-term growth to maintain social stability and 2) restructuring to generate future growth that is more sustainable, more balanced and more market driven. Balancing the two is tricky, and the outcome is obviously uncertain at this point. Arguably, the current low equity market valuation reflects these risks to some extent, and we believe SOE reform is gathering momentum. In some pilot companies and monopoly sectors, we have already observed tangible progress on reforms that seek to reduce state intervention in corporate operation and encourage private capital to form mixed ownership, to set up independent boards of directors and introduce performance-linked incentive schemes.

In this environment, we think bottom-up stock selection will be critical. We continue to find opportunities driven by the development of new business models, changing consumer consumption behaviors, the introduction of new technologies and SOE reforms. The Fund ended the period with sizable overweights in healthcare, information technology and consumer discretionary, sectors that we currently believe have favorable earnings growth prospects driven by long-term secular trends.

Annual Report 2014
6

Columbia Greater China Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,066.20	1,017.05	8.14	7.95	1.58
Class B	1,000.00	1,000.00	1,062.00	1,013.31	11.98	11.70	2.33
Class C	1,000.00	1,000.00	1,062.20	1,013.31	11.98	11.70	2.33
Class I	1,000.00	1,000.00	1,068.50	1,019.35	5.78	5.64	1.12
Class R4	1,000.00	1,000.00	1,067.30	1,018.35	6.80	6.64	1.32
Class R5	1,000.00	1,000.00	1,068.20	1,019.05	6.08	5.94	1.18
Class W	1,000.00	1,000.00	1,066.40	1,017.30	7.88	7.70	1.53
Class Z	1,000.00	1,000.00	1,067.40	1,018.30	6.86	6.69	1.33

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
7

Columbia Greater China Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 95.1%

Issuer	Shares	Value ($)
Consumer Discretionary 11.4%
Automobiles 1.5%
Chongqing Changan Automobile Co., Ltd., Class B	1,051,200	2,170,205
Hotels, Restaurants & Leisure 3.2%
Galaxy Entertainment Group Ltd.	420,000	3,162,334
Sands China Ltd.	226,400	1,473,930
Total		4,636,264
Household Durables 0.9%
Haier Electronics Group Co., Ltd.	491,000	1,419,502
Internet & Catalog Retail 2.4%
Vipshop Holdings Ltd., ADS(a)	17,770	3,494,115
Specialty Retail 0.7%
GOME Electrical Appliances Holding Ltd.	5,779,000	1,028,364
Textiles, Apparel & Luxury Goods 2.7%
ANTA Sports Products Ltd.	1,036,000	1,985,405
Luthai Textile Co., Ltd., Class B	1,399,126	1,928,073
Total		3,913,478
Total Consumer Discretionary		16,661,928
Consumer Staples 6.0%
Food Products 4.8%
China Mengniu Dairy Co., Ltd.	684,000	3,170,853
Tingyi Cayman Islands Holding Corp.	396,000	1,111,606
WH Group Ltd.(a)	3,317,000	2,726,342
Total		7,008,801
Personal Products 1.2%
Hengan International Group Co., Ltd.	168,000	1,792,192
Total Consumer Staples		8,800,993
Energy 4.1%
Energy Equipment & Services 0.7%
China Oilfield Services Ltd.	314,000	929,043
Oil, Gas & Consumable Fuels 3.4%
China Petroleum & Chemical Corp., Class H	2,244,000	2,266,366
CNOOC Ltd.	1,361,500	2,732,284
Total		4,998,650
Total Energy		5,927,693

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 23.8%
Banks 11.7%
Bank of China Ltd., Class H	9,659,000	4,484,423
China Construction Bank Corp., Class H	5,391,340	4,005,598
Industrial & Commercial Bank of China Ltd., Class H	12,863,000	8,512,521
Total		17,002,542
Capital Markets 1.9%
Haitong Securities Co., Ltd., Class H	1,742,800	2,782,214
Insurance 7.0%
China Life Insurance Co., Ltd., Class H	996,000	2,853,129
China Pacific Insurance Group Co., Ltd., Class H	73,200	274,965
PICC Property & Casualty Co., Ltd., Class H	1,474,000	2,446,679
Ping An Insurance Group Co. of China Ltd., Class H	570,500	4,644,957
Total		10,219,730
Real Estate Management & Development 3.2%
China Overseas Land & Investment Ltd.	702,320	1,974,378
China Vanke Co., Ltd., Class H(a)	1,465,810	2,746,248
Total		4,720,626
Total Financials		34,725,112
Health Care 15.9%
Biotechnology 1.6%
China Biologic Products, Inc.(a)	43,013	2,284,851
Life Sciences Tools & Services 3.4%
WuXi PharmaTech (Cayman), Inc. ADR(a)	135,956	5,033,091
Pharmaceuticals 10.9%
China Animal Healthcare Ltd.	891,000	677,601
China Medical System Holdings Ltd.	1,611,000	2,328,140
CSPC Pharmaceutical Group Ltd.	5,846,000	4,885,815
Dawnrays Pharmaceutical Holdings Ltd.	1,124,000	927,604
Lijun International Pharmaceutical Holding Co., Ltd.	3,580,000	1,822,577
Luye Pharma Group Ltd.(a)	3,250,000	3,585,461
Sihuan Pharmaceutical Holdings Group Ltd.	1,768,000	1,183,349
Sino Biopharmaceutical Ltd.	556,000	511,909
Total		15,922,456
Total Health Care		23,240,398

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 6.6%
Aerospace & Defense 1.0%
Aerospace Industrial Development Corp.(a)	1,183,000	1,406,991
Air Freight & Logistics 2.7%
Kerry Logistics Network Ltd.	907,000	1,497,299
Sinotrans Ltd.	3,557,000	2,394,549
Total		3,891,848
Electrical Equipment 1.1%
Zhuzhou CSR Times Electric Co., Ltd., Class H	473,500	1,639,725
Industrial Conglomerates 1.0%
Hutchison Whampoa Ltd.	115,000	1,495,133
Machinery 0.1%
CIMC Enric Holdings Ltd.	186,000	205,903
Transportation Infrastructure 0.7%
China Merchants Holdings International Co., Ltd.	294,000	974,625
Total Industrials		9,614,225
Information Technology 21.5%
Electronic Equipment, Instruments & Components 5.1%
Chroma ATE, Inc.	344,000	1,013,492
Delta Electronics, Inc.	125,000	878,892
Hon Hai Precision Industry Co., Ltd.	388,640	1,329,344
Merry Electronics Co., Ltd.	191,100	1,101,257
Pax Global Technology Ltd.(a)	2,400,000	2,182,232
Tong Hsing Electronic Industries Ltd.	189,000	911,030
Total		7,416,247
Internet Software & Services 15.8%
58.Com, Inc., ADR(a)	7,589	316,082
Baidu, Inc., ADR(a)	19,860	4,260,367
Qihoo 360 Technology Co., Ltd., ADR(a)	20,799	1,826,776
Tencent Holdings Ltd.	1,021,500	16,625,818
Total		23,029,043
Semiconductors & Semiconductor Equipment 0.6%
GCL-Poly Energy Holdings Ltd.(a)	2,710,000	974,945
Total Information Technology		31,420,235

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 2.3%
Chemicals 1.0%
Tianhe Chemicals Group Ltd.(a)(b)	4,854,000	1,446,796
Construction Materials 1.3%
Anhui Conch Cement Co., Ltd., Class H	548,500	1,980,135
Total Materials		3,426,931
Telecommunication Services 1.4%
Wireless Telecommunication Services 1.4%
China Mobile Ltd.	159,500	1,983,927
Total Telecommunication Services		1,983,927
Utilities 2.1%
Gas Utilities 1.2%
ENN Energy Holdings Ltd.	240,000	1,693,705
Water Utilities 0.9%
CT Environmental Group Ltd.	851,590	692,100
Guangdong Investment Ltd.	534,000	645,371
Total		1,337,471
Total Utilities		3,031,176
Total Common Stocks (Cost: $90,853,979)		138,832,618

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(c)(d)	3,793,843	3,793,843
Total Money Market Funds (Cost: $3,793,843)		3,793,843
Total Investments (Cost: $94,647,822)		142,626,461
Other Assets & Liabilities, Net		3,342,142
Net Assets		145,968,603

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the value of these securities amounted to $1,446,796 or 0.99% of net assets.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,703,539	71,120,836	(69,030,532)	3,793,843	1,926	3,793,843

Abbreviation Legend

ADR  American Depositary Receipt

ADS  American Depositary Share

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	3,494,115	13,167,813	—	16,661,928
Consumer Staples	—	8,800,993	—	8,800,993
Energy	—	5,927,693	—	5,927,693
Financials	—	34,725,112	—	34,725,112
Health Care	7,317,942	15,922,456	—	23,240,398
Industrials	—	9,614,225	—	9,614,225
Information Technology	6,403,225	25,017,010	—	31,420,235
Materials	—	3,426,931	—	3,426,931
Telecommunication Services	—	1,983,927	—	1,983,927
Utilities	—	3,031,176	—	3,031,176
Total Equity Securities	17,215,282	121,617,336	—	138,832,618
Mutual Funds
Money Market Funds	3,793,843	—	—	3,793,843
Total Mutual Funds	3,793,843	—	—	3,793,843
Total	21,009,125	121,617,336	—	142,626,461

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Greater China Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $90,853,979)	$138,832,618
Affiliated issuers (identified cost $3,793,843)	3,793,843
Total investments (identified cost $94,647,822)	142,626,461
Foreign currency (identified cost $3,804,218)	3,804,218
Receivable for:
Investments sold	3,127,795
Capital shares sold	293,275
Dividends	109,344
Prepaid expenses	1,180
Trustees' deferred compensation plan	37,663
Total assets	149,999,936
Liabilities
Payable for:
Investments purchased	3,804,400
Capital shares purchased	109,719
Investment management fees	3,469
Distribution and/or service fees	1,178
Transfer agent fees	31,197
Administration fees	319
Chief compliance officer expenses	10
Other expenses	43,378
Trustees' deferred compensation plan	37,663
Total liabilities	4,031,333
Net assets applicable to outstanding capital stock	$145,968,603
Represented by
Paid-in capital	$74,623,697
Undistributed net investment income	704,902
Accumulated net realized gain	22,661,537
Unrealized appreciation (depreciation) on:
Investments	47,978,639
Foreign currency translations	(172)
Total — representing net assets applicable to outstanding capital stock	$145,968,603

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Greater China Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$97,302,300
Shares outstanding	2,118,714
Net asset value per share	$45.93
Maximum offering price per share(a)	$48.73
Class B
Net assets	$2,954,762
Shares outstanding	68,952
Net asset value per share	$42.85
Class C
Net assets	$15,851,153
Shares outstanding	362,680
Net asset value per share	$43.71
Class I
Net assets	$2,660
Shares outstanding	54
Net asset value per share(b)	$48.96
Class R4
Net assets	$7,932
Shares outstanding	160
Net asset value per share(b)	$49.47
Class R5
Net assets	$116,751
Shares outstanding	2,357
Net asset value per share(b)	$49.52
Class W
Net assets	$2,636
Shares outstanding	57
Net asset value per share(b)	$45.95
Class Z
Net assets	$29,730,409
Shares outstanding	609,451
Net asset value per share	$48.78

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Greater China Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$3,427,207
Dividends — affiliated issuers	1,926
Foreign taxes withheld	(267,202)
Total income	3,161,931
Expenses:
Investment management fees	1,191,231
Distribution and/or service fees
Class A	202,087
Class B	36,613
Class C	164,748
Class W	7
Transfer agent fees
Class A	157,276
Class B	7,104
Class C	32,001
Class R4	18
Class R5	38
Class W	4
Class Z	56,146
Administration fees	109,539
Compensation of board members	24,387
Custodian fees	38,873
Printing and postage fees	22,361
Registration fees	95,287
Professional fees	44,647
Line of credit interest expense	444
Chief compliance officer expenses	39
Other	17,602
Total expenses	2,200,452
Expense reductions	(780)
Total net expenses	2,199,672
Net investment income	962,259
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	44,848,838
Foreign currency translations	(7,522)
Net realized gain	44,841,316
Net change in unrealized appreciation (depreciation) on:
Investments	(16,606,906)
Foreign currency translations	(123)
Net change in unrealized appreciation (depreciation)	(16,607,029)
Net realized and unrealized gain	28,234,287
Net increase in net assets resulting from operations	$29,196,546

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Greater China Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013(a)(b)
Operations
Net investment income	$962,259	$2,203,300
Net realized gain	44,841,316	20,126,144
Net change in unrealized appreciation (depreciation)	(16,607,029)	11,619,698
Net increase in net assets resulting from operations	29,196,546	33,949,142
Distributions to shareholders
Net investment income
Class A	(1,230,481)	(945,413)
Class B	(37,419)	(23,715)
Class C	(152,563)	(82,750)
Class I	(16,732)	(1,089,184)
Class R4	(286)	—
Class R5	(1,520)	(35)
Class W	(48)	(32)
Class Z	(492,797)	(413,305)
Net realized gains
Class A	(17,360,587)	—
Class B	(947,992)	—
Class C	(3,865,143)	—
Class I	(186,486)	—
Class R4	(3,571)	—
Class R5	(17,515)	—
Class W	(652)	—
Class Z	(6,058,000)	—
Total distributions to shareholders	(30,371,792)	(2,554,434)
Increase (decrease) in net assets from capital stock activity	(34,206,883)	(51,596,422)
Total decrease in net assets	(35,382,129)	(20,201,714)
Net assets at beginning of year	181,350,732	201,552,446
Net assets at end of year	$145,968,603	$181,350,732
Undistributed net investment income	$704,902	$1,885,121

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Greater China Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	581,825	26,547,329	237,091	11,257,322
Distributions reinvested	386,968	16,353,257	16,934	816,550
Redemptions	(450,869)	(20,857,788)	(475,341)	(22,538,902)
Net increase (decrease)	517,924	22,042,798	(221,316)	(10,465,030)
Class B shares
Subscriptions	5,029	199,461	105	4,811
Distributions reinvested	19,151	759,128	395	18,146
Redemptions(c)	(47,467)	(1,974,847)	(52,861)	(2,364,714)
Net decrease	(23,287)	(1,016,258)	(52,361)	(2,341,757)
Class C shares
Subscriptions	37,086	1,559,293	13,076	607,853
Distributions reinvested	73,147	2,957,343	1,279	59,624
Redemptions	(110,868)	(4,764,644)	(154,682)	(7,002,047)
Net decrease	(635)	(248,008)	(140,327)	(6,334,570)
Class I shares
Subscriptions	697	37,545	29,806	1,423,893
Distributions reinvested	4,513	202,683	21,555	1,089,152
Redemptions	(1,037,186)	(57,095,817)	(592,463)	(30,197,569)
Net decrease	(1,031,976)	(56,855,589)	(541,102)	(27,684,524)
Class R4 shares
Subscriptions	306	15,101	228	11,108
Distributions reinvested	71	3,233	—	—
Redemptions	(445)	(19,716)	—	—
Net increase (decrease)	(68)	(1,382)	228	11,108
Class R5 shares
Subscriptions	2,201	119,736	51	2,500
Distributions reinvested	405	18,403	—	—
Redemptions	(300)	(13,714)	—	—
Net increase	2,306	124,425	51	2,500
Class Z shares
Subscriptions	162,620	8,085,186	201,119	9,930,032
Distributions reinvested	106,852	4,788,042	5,843	294,856
Redemptions	(225,893)	(11,126,097)	(302,689)	(15,009,037)
Net increase (decrease)	43,579	1,747,131	(95,727)	(4,784,149)
Total net decrease	(492,157)	(34,206,883)	(1,050,554)	(51,596,422)

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Greater China Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$48.80		$42.08		$51.02		$51.35		$44.30
Income from investment operations:
Net investment income	0.33		0.44		0.50		0.15		0.17
Net realized and unrealized gain (loss)	8.97		6.81		(6.83)		1.05		7.06
Total from investment operations	9.30		7.25		(6.33)		1.20		7.23
Less distributions to shareholders:
Net investment income	(0.81)		(0.53)		(0.05)		(0.17)		(0.22)
Net realized gains	(11.36)		—		(2.56)		(1.36)		—
Total distributions to shareholders	(12.17)		(0.53)		(2.61)		(1.53)		(0.22)
Proceeds from regulatory settlements	—		—		—		—		0.03
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.01
Net asset value, end of period	$45.93		$48.80		$42.08		$51.02		$51.35
Total return	21.22%		17.24%		(12.20%)		2.03%		16.42%
Ratios to average net assets(a)
Total gross expenses	1.57	%(b)	1.54%		1.53%		1.58	%(b)	1.62	%(b)
Total net expenses(c)	1.57	%(b)(d)	1.54	%(d)	1.53	%(d)	1.58	%(b)(d)	1.62	%(b)(d)
Net investment income	0.73%		0.94%		1.11%		0.26%		0.33%
Supplemental data
Net assets, end of period (in thousands)	$97,302		$78,119		$76,683		$101,344		$116,870
Portfolio turnover	61%		39%		38%		36%		23%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$46.24		$39.90		$48.83		$49.42		$42.77
Income from investment operations:
Net investment income (loss)	(0.09)		0.04		0.10		(0.28)		(0.20)
Net realized and unrealized gain (loss)	8.51		6.49		(6.47)		1.05		6.81
Total from investment operations	8.42		6.53		(6.37)		0.77		6.61
Less distributions to shareholders:
Net investment income	(0.45)		(0.19)		—		—		—
Net realized gains	(11.36)		—		(2.56)		(1.36)		—
Total distributions to shareholders	(11.81)		(0.19)		(2.56)		(1.36)		—
Proceeds from regulatory settlements	—		—		—		—		0.03
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.01
Net asset value, end of period	$42.85		$46.24		$39.90		$48.83		$49.42
Total return	20.28%		16.36%		(12.86%)		1.27%		15.55%
Ratios to average net assets(a)
Total gross expenses	2.32	%(b)	2.29%		2.28%		2.33	%(b)	2.37	%(b)
Total net expenses(c)	2.32	%(b)(d)	2.29	%(d)	2.28	%(d)	2.33	%(b)(d)	2.37	%(b)(d)
Net investment income (loss)	(0.22%)		0.09%		0.22%		(0.50%)		(0.42%)
Supplemental data
Net assets, end of period (in thousands)	$2,955		$4,265		$5,769		$13,364		$16,718
Portfolio turnover	61%		39%		38%		36%		23%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$46.94		$40.51		$49.52		$50.10		$43.36
Income from investment operations:
Net investment income (loss)	(0.02)		0.07		0.14		(0.28)		(0.21)
Net realized and unrealized gain (loss)	8.60		6.55		(6.59)		1.06		6.91
Total from investment operations	8.58		6.62		(6.45)		0.78		6.70
Less distributions to shareholders:
Net investment income	(0.45)		(0.19)		—		—		—
Net realized gains	(11.36)		—		(2.56)		(1.36)		—
Total distributions to shareholders	(11.81)		(0.19)		(2.56)		(1.36)		—
Proceeds from regulatory settlements	—		—		—		—		0.03
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.01
Net asset value, end of period	$43.71		$46.94		$40.51		$49.52		$50.10
Total return	20.32%		16.33%		(12.84%)		1.28%		15.54%
Ratios to average net assets(a)
Total gross expenses	2.32	%(b)	2.29%		2.28%		2.33	%(b)	2.37	%(b)
Total net expenses(c)	2.32	%(b)(d)	2.29	%(d)	2.28	%(d)	2.33	%(b)(d)	2.37	%(b)(d)
Net investment income (loss)	(0.05%)		0.15%		0.33%		(0.50%)		(0.43%)
Supplemental data
Net assets, end of period (in thousands)	$15,851		$17,056		$20,401		$30,461		$36,371
Portfolio turnover	61%		39%		38%		36%		23%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2014		2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$51.30		$44.20	$53.36		$57.86
Income from investment operations:
Net investment income	0.90		0.70	0.73		0.09
Net realized and unrealized gain (loss)	9.14		7.13	(7.14)		(4.59)
Total from investment operations	10.04		7.83	(6.41)		(4.50)
Less distributions to shareholders:
Net investment income	(1.02)		(0.73)	(0.19)		—
Net realized gains	(11.36)		—	(2.56)		—
Total distributions to shareholders	(12.38)		(0.73)	(2.75)		—
Net asset value, end of period	$48.96		$51.30	$44.20		$53.36
Total return	21.75%		17.75%	(11.78%)		(7.78%)
Ratios to average net assets(b)
Total gross expenses	1.08	%(c)	1.09%	1.08%		3.00	%(c)(d)
Total net expenses(e)	1.08	%(c)	1.09%	1.08	%(f)	1.56	%(c)(d)(f)
Net investment income	1.61%		1.41%	1.57%		2.28	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$52,946	$69,532		$18,532
Portfolio turnover	61%		39%	38%		36%

Notes to Financial Highlights

(a)  Based on operations from August 2, 2011 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$51.71		$49.17
Income from investment operations:
Net investment income (loss)	(0.01)		0.88
Net realized and unrealized gain	10.04		1.66
Total from investment operations	10.03		2.54
Less distributions to shareholders:
Net investment income	(0.91)		—
Net realized gains	(11.36)		—
Total distributions to shareholders	(12.27)		—
Net asset value, end of period	$49.47		$51.71
Total return	21.50%		5.17%
Ratios to average net assets(b)
Total gross expenses	1.33	%(c)	1.32	%(d)
Total net expenses(e)	1.33	%(c)(f)	1.32	%(d)(f)
Net investment income (loss)	(0.03%)		4.00	%(d)
Supplemental data
Net assets, end of period (in thousands)	$8		$12
Portfolio turnover	61%		39%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$51.76		$48.84
Income from investment operations:
Net investment income	0.73		0.63
Net realized and unrealized gain	9.38		2.97
Total from investment operations	10.11		3.60
Less distributions to shareholders:
Net investment income	(0.99)		(0.68)
Net realized gains	(11.36)		—
Total distributions to shareholders	(12.35)		(0.68)
Net asset value, end of period	$49.52		$51.76
Total return	21.67%		7.40%
Ratios to average net assets(b)
Total gross expenses	1.19	%(c)	1.16	%(d)
Total net expenses(e)	1.19	%(c)	1.16	%(d)
Net investment income	1.58%		1.53	%(d)
Supplemental data
Net assets, end of period (in thousands)	$117		$3
Portfolio turnover	61%		39%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class W	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$48.82		$42.10		$43.58
Income from investment operations:
Net investment income (loss)	0.36		0.51		(0.05)
Net realized and unrealized gain (loss)	8.96		6.77		(1.43)
Total from investment operations	9.32		7.28		(1.48)
Less distributions to shareholders:
Net investment income	(0.83)		(0.56)		—
Net realized gains	(11.36)		—		—
Total distributions to shareholders	(12.19)		(0.56)		—
Net asset value, end of period	$45.95		$48.82		$42.10
Total return	21.27%		17.30%		(3.40%)
Ratios to average net assets(b)
Total gross expenses	1.52	%(c)	1.49%		1.47	%(d)
Total net expenses(e)	1.52	%(c)(f)	1.49	%(f)	1.47	%(d)
Net investment income (loss)	0.78%		1.07%		(0.55	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$2
Portfolio turnover	61%		39%		38%

Notes to Financial Highlights

(a)  Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$51.16		$44.08		$53.35		$53.60		$46.20
Income from investment operations:
Net investment income	0.46		0.59		0.63		0.53		0.30
Net realized and unrealized gain (loss)	9.45		7.13		(7.14)		0.87		7.37
Total from investment operations	9.91		7.72		(6.51)		1.40		7.67
Less distributions to shareholders:
Net investment income	(0.93)		(0.64)		(0.20)		(0.29)		(0.31)
Net realized gains	(11.36)		—		(2.56)		(1.36)		—
Total distributions to shareholders	(12.29)		(0.64)		(2.76)		(1.65)		(0.31)
Proceeds from regulatory settlements	—		—		—		—		0.03
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.01
Net asset value, end of period	$48.78		$51.16		$44.08		$53.35		$53.60
Total return	21.49%		17.54%		(11.98%)		2.31%		16.71%
Ratios to average net assets(a)
Total gross expenses	1.32	%(b)	1.29%		1.28%		1.31	%(b)	1.37	%(b)
Total net expenses(c)	1.32	%(b)(d)	1.29	%(d)	1.28	%(d)	1.31	%(b)(d)	1.37	%(b)(d)
Net investment income	0.96%		1.18%		1.34%		0.88%		0.58%
Supplemental data
Net assets, end of period (in thousands)	$29,730		$28,948		$29,165		$50,261		$55,021
Portfolio turnover	61%		39%		38%		36%		23%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Greater China Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the

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25

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2014

NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains

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26

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2014

at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.68% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible

Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19
Class R5	0.05
Class W	0.16
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share

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27

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2014

class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $780.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $40,251 for Class A, $1,905 for Class B and $692 for Class C shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2014 through December 31, 2014	Prior to January 1, 2014
Class A	1.75%	1.88%
Class B	2.50	2.63
Class C	2.50	2.63
Class I	1.35	1.50
Class R4	1.50	1.63
Class R5	1.40	1.55
Class W	1.75	1.88
Class Z	1.50	1.63

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(210,632)
Accumulated net realized gain	(6,209,508)
Paid-in capital	6,420,140

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28

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2014

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$4,406,498	$2,554,434
Long-term capital gains	25,965,294	—
Total	30,371,792	2,554,434

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,791,281
Undistributed long-term capital gains	19,680,581
Net unrealized appreciation	47,910,881

At August 31, 2014, the cost of investments for federal income tax purposes was $94,715,580 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$48,120,090
Unrealized depreciation	(209,209)
Net unrealized appreciation	47,910,881

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations aggregated to $83,438,034 and $153,094,494, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, one unaffiliated shareholder of record owned 12.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended August 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $2,740,000 at a weighted average interest rate of 1.17%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the

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29

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2014

particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are

Annual Report 2014
30

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2014

unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
31

Columbia Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

Annual Report 2014
32

Columbia Greater China Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	58.25%
Capital Gain Dividend	$39,441,806
Foreign Taxes Paid	$267,202
Foreign Taxes Paid Per Share	$0.08
Foreign Source Income	$3,427,261
Foreign Source Income Per Share	$1.08

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

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Columbia Greater China Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

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Columbia Greater China Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
35

Columbia Greater China Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
36

Columbia Greater China Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Greater China Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•   Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed annual rates of 1.75% for Class A, 2.50% for Class B, 2.50% for Class C, 1.35% for Class I, 1.50% for Class R4, 1.40% for Class R5, 1.75% for Class W and 1.50% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•   Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
37

Columbia Greater China Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, Fund's performance was in the fifty-fifth, thirty-ninth, and eightieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2014
38

Columbia Greater China Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
39

Columbia Greater China Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
40

Columbia Greater China Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Greater China Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN158_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Balanced Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Balanced Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	31
Statement of Operations	33
Statement of Changes in Net Assets	34
Financial Highlights	37
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	56
Federal Income Tax Information	57
Trustees and Officers	58
Board Consideration and Approval of Advisory Agreement	61
Important Information About This Report	65

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Balanced Fund

Performance Overview

Performance Summary

>  Columbia Balanced Fund (the Fund) Class A shares returned 17.29% excluding sales charges for the 12-month period that ended August 31, 2014.

>  The Fund outperformed its Blended Index, which returned 17.14% for the same 12-month period.

>  During the 12-month period, the broad equity market, measured by the S&P 500 Index, returned 25.25% and the broad fixed-income market, measured by the Barclays U.S. Aggregate Bond Index, returned 5.66%.

>  Strong performance from both the equity and fixed-income segments of the Fund's portfolio aided relative results.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		17.29	12.59	8.64
Including sales charges		10.55	11.26	8.00
Class B	11/01/02
Excluding sales charges		16.40	11.75	7.82
Including sales charges		11.40	11.49	7.82
Class C	10/13/03
Excluding sales charges		16.44	11.74	7.82
Including sales charges		15.44	11.74	7.82
Class K*	03/07/11	17.39	12.66	8.68
Class R*	09/27/10	17.04	12.32	8.37
Class R4*	11/08/12	17.64	12.88	8.91
Class R5*	03/07/11	17.76	12.96	8.95
Class Y*	11/08/12	17.84	12.95	8.94
Class Z	10/01/91	17.60	12.87	8.91
Blended Index		17.14	12.03	7.19
S&P 500 Index		25.25	16.88	8.38
Barclays U.S. Aggregate Bond Index		5.66	4.48	4.72

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Index is a weighted custom composite consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index. On June 30, 2014, the Fund added the Blended Index for Fund performance comparison purposes. The Blended Index provides an additional basis for comparing the Fund's performance (given the Fund's asset allocation strategy to both equity and debt investments) as compared to the Fund's performance against, individually, the S&P 500 Index and Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Balanced Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Balanced Fund

Manager Discussion of Fund Performance

Portfolio Management

Leonard Aplet, CFA

Brian Lavin, CFA

Gregory Liechty

Guy Pope, CFA

Ronald Stahl

Top Ten Holdings (%) (at August 31, 2014)
Apple, Inc.	3.8
JPMorgan Chase & Co.	2.3
Citigroup, Inc.	2.2
Chevron Corp.	2.1
U.S. Treasury 08/15/40 3.875%	1.9
Verizon Communications, Inc.	1.8
Berkshire Hathaway, Inc., Class B	1.7
CVS Caremark Corp.	1.7
Honeywell International, Inc.	1.5
Goldman Sachs Group, Inc. (The)	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 17.29% excluding sales charges. The Fund outperformed its Blended Index, which returned 17.14% for the same 12-month period. During the same 12-month period, the Fund's equity benchmark, measured by the S&P 500 Index, returned 25.25% and the Fund's fixed-income benchmark, measured by the Barclays U.S. Aggregate Bond Index, returned 5.66%. Strong performance from both the equity and fixed-income segments of the Fund's portfolio aided relative results.

Economic Expansion Gains Traction

After a difficult winter, U.S. economic growth picked up as 2014 unfolded. Gross domestic product finally broke above its 3.0% long-term historical average, with a 4.6% gain in the second quarter of 2014. Federal Reserve (Fed) data show that the third quarter of 2014 is on track to expand at a pace of 3.0% or higher. Good news appeared on just about every front. On average, more than 200,000 new jobs were added to the labor market monthly over the 12-month period. Solid new job growth drove the unemployment rate down to 6.1%. Manufacturing activity languished during the winter months but rose strongly into the spring and summer, boosting the nation's capacity utilization rate to a recovery high of 79.2%. Both manufacturing and service sectors hit multi-year highs during the period. Corporate profit growth rebounded after a weak start in 2014, bolstering investor confidence. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground. However, income gains were somewhat disappointing in the final month of the period, which may account for a slowdown in personal spending. The housing market stumbled early in the period as tighter borrowing standards, rising prices, higher mortgage rates and bad weather restrained the sector's recovery. New home sales weakened, but the sales of existing homes remained solid, and rising pending sales indicated an improvement in the sales rate in months to come.

In an environment of generally good news, investors welcomed reduced tensions in Washington, D.C., where an extended budget deal and the president's nomination of Janet Yellen as the new Fed chair late in 2013 received bipartisan support. In December, the Fed announced that it would begin tapering its monthly bond purchases, beginning in January 2014. After measured monthly reductions, the program appeared set to end in the fourth quarter of 2014. Now, all eyes are on the Fed's next major policy statement and clues to the timing of its first hike in short-term interest rates since 2006. Against this backdrop, interest rates were expected to rise. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined in 2014, providing continued support to both stocks and bonds.

Stock Selection Drove Equity Performance

Strong stock selection across a range of sectors aided the Fund's results relative to the S&P index, especially within the information technology and energy sectors. Within information technology, a significant position in Apple; an investment in Skyworks, a supplier of semiconductors to Apple, Samsung, and other industry leaders and Broadcom were top contributors. Broadcom was a contrarian play that paid off when the company eliminated its baseband wireless division in an internal restructuring. Despite declining oil prices, Halliburton in the energy sector advanced as investors took a favorable view of the

Annual Report 2014

Columbia Balanced Fund

Manager Discussion of Fund Performance (continued)

fundamentals of the company's pressure pumping business. A significant overweight relative to the S&P index bolstered the impact of Halliburton's strong performance on the Fund. Newfield Exploration was also a strong performer in the energy sector. In keeping with our contrarian philosophy, the Fund purchased Newfield Exploration shares at a time when the investment community was skeptical about the company's prospects, and we sold the position when the stock reached our price target during the period. Although the Fund's overall healthcare return was just in line with the benchmark, two healthcare names delivered outsized returns, aiding Fund results. Medical device maker Covidien, a long-term holding of the Fund, was purchased by Medtronic at a significant premium. Shares of Salix Pharmaceuticals, which develops drugs and devices to treat gastrointestinal disorders, more than doubled on the basis of a strong drug pipeline and acquisitions with the potential to increase earnings.

The Fund modestly lagged the S&P index in the financials, industrials and consumer staples sectors. Within financials, Citigroup was hurt by a slowdown within the capital markets, the prospect of continuing regulations and by profit margin compression caused by low interest rates. Although the stock underperformed for the period at hand, we retained the position on the basis of Citigroup's attractive valuation. Among industrial companies, both Eaton and United Technologies generated positive returns but underperformed the overall market. Diageo, the parent company of Smirnoff vodka and other well-known brand names within the spirits business, proved a disappointment during the period when demand from Asia and Europe came in lower than expectations. More generally, the period was difficult for many multinational companies, as the United States proved to be the standard bearer in the global economy, while Europe and emerging markets could not keep up.

Sector Positioning Aided Fixed-Income Results

During the period, investors were rewarded for seeking extra yield from riskier sectors of the fixed-income market. As a result, the Fund's overweight in non-Treasury securities aided results relative to the Barclays index. Within the corporate market, exposure to basic industry, media, wirelines, finance and real estate investment trusts enhanced performance as these sectors outperformed the rest of the corporate market. A small position in high-yield bonds also paid off. We remain somewhat constructive on the high-yield market as a result of progress that issuers have demonstrated in reducing their debt burdens and increasing liquidity.

Commercial mortgage-backed securities (CMBS), the single largest overweight in the securitized fixed-income sector relative to the Barclays index, also outperformed similar duration Treasuries. (Duration is a measure of interest rate sensitivity.) We added to the Fund's agency CMBS positions, mostly through the use of Ginnie Mae (Government National Mortgage Association) project loans, which offer both the explicit guaranty of the U.S. government and better call protection than traditional CMBS. Agency mortgage-backed securities (MBS) also had a positive impact on relative performance. The Fund was overweight in MBS and also overweight in conventional MBS vs. Ginnie Mae MBS. Both overweights generated returns that were higher than Treasury returns. Over the past 12 months, we've reduced the portfolio's allocation to residential mortgage-backed securities while increasing holdings in agency and non-agency CMBS as well as U.S. Treasuries.

Portfolio Breakdown (%) (at August 31, 2014)
Asset-Backed Securities — Non-Agency	0.9
Commercial Mortgage-Backed Securities — Agency	3.7
Commercial Mortgage-Backed Securities — Non-Agency	1.7
Common Stocks	62.5
Consumer Discretionary	8.6
Consumer Staples	6.3
Energy	5.6
Financials	11.6
Health Care	9.1
Industrials	8.0
Information Technology	11.0
Materials	0.6
Telecommunication Services	1.7
Corporate Bonds & Notes	9.7
Foreign Government Obligations	0.6
Inflation-Indexed Bonds	0.6
Money Market Funds	7.8
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	8.6
Residential Mortgage-Backed Securities — Non-Agency	0.3
Senior Loans	0.0	(a)
U.S. Treasury Obligations	3.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2014

Columbia Balanced Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund's prospectus for more information on these and other risks.

Treasury Futures contracts were used to help duration and manage its yield curve exposure. These positions had no material impact on performance.

Looking Ahead

Overall, our current stance toward the equity market is one of cautious optimism, given the gains over the past three years and the moderate outlook for corporate earnings. We would not be surprised to see interest rates make their long-awaited upward move, as the market continues to assess the strength of the U.S. economic recovery, the potential impact of ongoing geopolitical events and the timing of changes in monetary policy. However, we believe the equity portfolio is prepared at this time for higher rates, and we will continue focus our research efforts on identifying investments with the potential to do well regardless of the environment.

Within the fixed-income segment, we currently expect moderate interest rate volatility. In that regard, we are keeping a close watch on inflation and unemployment data to help anticipate the Fed's next move. With expectations that Treasury yields may rise modestly for the remainder of 2014 and into 2015, we currently plan to target duration that is shorter than that of the Barclays index. The portfolio remains underweight at this time in U.S. government securities relative to the Barclays index and overweight in CMBS, because we believe they continue to offer some of the most attractive yields in the investment-grade market. We prefer seasoned, AAA, super senior, non-agency CMBS holdings as well as agency-backed residential mortgage backed securities. We also believe that the corporate sector continues to offer the potential for positive returns at this time vs. Treasuries, driven mainly by their yield advantage. In our view, corporate balance sheets currently remain in good shape and earnings remain solid. Although debt issuance remains high and liquidity is not as strong as we believe it could be, the Fund remains overweight at this time in the communications, energy, insurance and electric utilities industries within the corporate sector. We currently remain constructive on the high-yield market, as we continue to anticipate default rates below historical averages.

Annual Report 2014

Columbia Balanced Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,066.80	1,019.55	5.57	5.44	1.08
Class B	1,000.00	1,000.00	1,062.80	1,015.81	9.41	9.20	1.83
Class C	1,000.00	1,000.00	1,063.10	1,015.81	9.41	9.20	1.83
Class K	1,000.00	1,000.00	1,067.30	1,020.04	5.05	4.94	0.98
Class R	1,000.00	1,000.00	1,065.90	1,018.25	6.90	6.74	1.34
Class R4	1,000.00	1,000.00	1,068.80	1,020.74	4.33	4.23	0.84
Class R5	1,000.00	1,000.00	1,069.40	1,021.29	3.77	3.68	0.73
Class Y	1,000.00	1,000.00	1,069.70	1,021.54	3.51	3.43	0.68
Class Z	1,000.00	1,000.00	1,068.20	1,020.79	4.28	4.18	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 64.4%

Issuer	Shares	Value ($)
Consumer Discretionary 8.9%
Auto Components 1.0%
Delphi Automotive PLC	311,535	21,676,605
Hotels, Restaurants & Leisure 1.2%
Aramark	317,265	8,217,163
Hilton Worldwide Holdings, Inc.(a)	379,294	9,603,724
Wynn Resorts Ltd.	36,211	6,984,378
Total		24,805,265
Internet & Catalog Retail 0.5%
Amazon.com, Inc.(a)	30,945	10,491,593
Media 4.0%
Comcast Corp., Class A	536,276	29,350,386
DIRECTV(a)	204,807	17,705,565
Discovery Communications, Inc., Class C(a)	131,505	5,650,770
Discovery Communications, Inc., Class A(a)	128,995	5,639,661
Viacom, Inc., Class B	338,288	27,452,071
Total		85,798,453
Specialty Retail 1.7%
Cabela's, Inc.(a)	162,555	9,919,106
Lowe's Companies, Inc.	216,012	11,342,790
Michaels Companies, Inc. (The)(a)	298,569	5,069,702
Urban Outfitters, Inc.(a)	249,195	9,915,469
Total		36,247,067
Textiles, Apparel & Luxury Goods 0.5%
Ralph Lauren Corp.	63,960	10,822,032
Total Consumer Discretionary		189,841,015
Consumer Staples 6.5%
Beverages 1.6%
Diageo PLC, ADR	63,884	7,657,775
PepsiCo, Inc.	280,853	25,976,094
Total		33,633,869
Food & Staples Retailing 2.2%
CVS Caremark Corp.	427,460	33,961,697
Walgreen Co.	220,749	13,359,729
Total		47,321,426
Household Products 1.4%
Procter & Gamble Co. (The)	348,509	28,964,583

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 1.3%
Philip Morris International, Inc.	333,044	28,501,906
Total Consumer Staples		138,421,784
Energy 5.8%
Energy Equipment & Services 2.0%
Cameron International Corp.(a)	209,995	15,608,928
Halliburton Co.	403,315	27,268,127
Total		42,877,055
Oil, Gas & Consumable Fuels 3.8%
Canadian Natural Resources Ltd.	345,230	15,034,767
Chevron Corp.	330,041	42,723,807
ConocoPhillips	102,124	8,294,511
Noble Energy, Inc.	197,613	14,255,802
Total		80,308,887
Total Energy		123,185,942
Financials 11.9%
Banks 6.8%
Bank of America Corp.	1,798,750	28,941,887
Citigroup, Inc.	867,012	44,781,170
JPMorgan Chase & Co.	801,093	47,624,979
Wells Fargo & Co.	481,591	24,773,041
Total		146,121,077
Capital Markets 2.7%
BlackRock, Inc.	84,311	27,867,315
Goldman Sachs Group, Inc. (The)	170,900	30,609,899
Total		58,477,214
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B(a)	248,355	34,086,724
Insurance 0.8%
Aon PLC	196,632	17,138,445
Total Financials		255,823,460
Health Care 9.4%
Biotechnology 1.9%
Celgene Corp.(a)	312,142	29,659,733
Vertex Pharmaceuticals, Inc.(a)	116,960	10,943,947
Total		40,603,680
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	602,195	25,436,717

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Covidien PLC	287,130	24,931,498
Medtronic, Inc.	399,065	25,480,300
Total		75,848,515
Health Care Providers & Services 1.3%
Cardinal Health, Inc.	200,471	14,774,713
CIGNA Corp.	131,884	12,476,226
Total		27,250,939
Health Care Technology 0.3%
IMS Health Holdings, Inc.(a)	266,235	7,427,957
Pharmaceuticals 2.4%
Johnson & Johnson	264,585	27,445,402
Perrigo Co. PLC	41,200	6,128,088
Salix Pharmaceuticals Ltd.(a)	49,405	7,860,829
Zoetis, Inc.	259,165	9,184,808
Total		50,619,127
Total Health Care		201,750,218
Industrials 8.2%
Aerospace & Defense 2.5%
Honeywell International, Inc.	323,488	30,805,762
United Technologies Corp.	218,454	23,588,663
Total		54,394,425
Air Freight & Logistics 0.4%
FedEx Corp.	58,832	8,700,076
Commercial Services & Supplies 0.7%
Tyco International Ltd.	356,101	15,889,227
Construction & Engineering 0.6%
Jacobs Engineering Group, Inc.(a)	219,254	11,819,983
Electrical Equipment 1.3%
Eaton Corp. PLC	405,291	28,293,365
Industrial Conglomerates 1.2%
General Electric Co.	991,710	25,764,626
Professional Services 0.9%
Dun & Bradstreet Corp. (The)	91,760	10,770,789
Nielsen NV	181,037	8,506,928
Total		19,277,717
Road & Rail 0.6%
Kansas City Southern	104,065	12,004,938
Total Industrials		176,144,357

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 11.3%
Communications Equipment 0.1%
QUALCOMM, Inc.	28,019	2,132,246
Internet Software & Services 1.8%
Google, Inc., Class A(a)	30,534	17,781,780
Google, Inc., Class C(a)	30,924	17,676,159
Twitter, Inc.(a)	82,715	4,115,071
Total		39,573,010
IT Services 1.0%
MasterCard, Inc., Class A	280,425	21,259,019
Semiconductors & Semiconductor Equipment 1.2%
Broadcom Corp., Class A	371,988	14,648,888
Skyworks Solutions, Inc.	195,238	11,062,185
Total		25,711,073
Software 2.6%
Electronic Arts, Inc.(a)	522,261	19,762,356
Intuit, Inc.	171,200	14,240,416
Microsoft Corp.	467,134	21,221,898
Total		55,224,670
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	749,010	76,773,525
EMC Corp.	513,855	15,174,138
Hewlett-Packard Co.	187,346	7,119,148
Total		99,066,811
Total Information Technology		242,966,829
Materials 0.7%
Chemicals 0.7%
Chemtura Corp.(a)	185,775	4,586,785
Dow Chemical Co. (The)	177,382	9,498,806
Total		14,085,591
Total Materials		14,085,591
Telecommunication Services 1.7%
Diversified Telecommunication Services 1.7%
Verizon Communications, Inc.	749,119	37,321,109
Total Telecommunication Services		37,321,109
Total Common Stocks (Cost: $996,376,135)		1,379,540,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes 10.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Bombardier, Inc.(b) Senior Unsecured 04/15/19	4.750%	39,000	39,487
03/15/20	7.750%	31,000	34,410
10/15/22	6.000%	45,000	45,787
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	52,000	54,925
03/15/21	7.125%	24,000	26,100
L-3 Communications Corp. 02/15/21	4.950%	1,250,000	1,368,510
TransDigm, Inc. 10/15/20	5.500%	4,000	4,000
07/15/21	7.500%	35,000	38,238
TransDigm, Inc.(b) 07/15/22	6.000%	9,000	9,158
07/15/24	6.500%	130,000	133,250
Total			1,753,865
Automotive 0.1%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	28,000	28,840
03/15/21	6.250%	43,000	45,580
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	136,000	146,288
06/15/21	8.250%	100,000	111,750
Delphi Corp. 05/15/21	6.125%	90,000	99,450
Ford Motor Credit Co. LLC Senior Unsecured 01/16/18	2.375%	1,475,000	1,499,506
Gates Global LLC/Co.(b) 07/15/22	6.000%	55,000	54,450
General Motors Co. Senior Unsecured 10/02/23	4.875%	256,000	273,920
Jaguar Land Rover Automotive PLC(b) 02/01/23	5.625%	77,000	81,235
Total			2,341,019
Banking 1.8%
Ally Financial, Inc. 02/15/17	5.500%	54,000	57,645
01/27/19	3.500%	31,000	31,232
03/15/20	8.000%	240,000	291,600
Bank of America Corp. Senior Unsecured 01/05/21	5.875%	4,000,000	4,663,976

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Barclays Bank PLC Senior Unsecured 05/15/24	3.750%	1,600,000	1,634,595
Bear Stearns Companies LLC (The) Senior Unsecured 02/01/18	7.250%	3,000,000	3,533,793
Branch Banking & Trust Co. Senior Unsecured(c) 12/01/16	0.664%	2,000,000	2,008,109
Capital One Financial Corp. Senior Unsecured 07/15/21	4.750%	1,970,000	2,186,895
Citigroup, Inc. Senior Unsecured 05/15/18	6.125%	2,660,000	3,050,791
Fifth Third Bancorp Senior Unsecured 03/15/22	3.500%	1,700,000	1,764,462
Goldman Sachs Group, Inc. (The) Senior Unsecured 07/08/24	3.850%	3,375,000	3,428,428
HSBC Holdings PLC Senior Unsecured 04/05/21	5.100%	1,850,000	2,120,439
ING Bank NV Senior Unsecured(b)(c) 09/25/15	1.873%	1,575,000	1,600,139
Morgan Stanley Senior Unsecured 04/01/18	6.625%	2,225,000	2,576,359
PNC Financial Services Group, Inc. (The) Senior Unsecured 11/09/22	2.854%	2,175,000	2,146,388
Royal Bank of Scotland Group PLC Subordinated Notes 05/28/24	5.125%	75,000	76,493
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	113,000	127,690
Subordinated Notes 06/15/17	5.125%	55,000	56,375
The Royal Bank of Scotland PLC 08/24/20	5.625%	1,625,000	1,856,325
U.S. Bank Subordinated Notes(c) 04/29/20	3.778%	1,950,000	1,989,526
Wells Fargo & Co. Subordinated Notes 02/13/23	3.450%	3,000,000	3,020,790
Total			38,222,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges —%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	150,000	160,875
Nuveen Investments, Inc.(b) Senior Unsecured 10/15/17	9.125%	16,000	17,168
10/15/20	9.500%	48,000	56,032
Total			234,075
Building Materials —%
Allegion US Holding Co., Inc. 10/01/21	5.750%	76,000	79,610
American Builders & Contractors Supply Co., Inc. Senior Unsecured(b) 04/15/21	5.625%	78,000	79,365
Gibraltar Industries, Inc. 02/01/21	6.250%	19,000	19,713
HD Supply, Inc. 07/15/20	7.500%	109,000	117,175
Secured 04/15/20	11.000%	33,000	38,198
Nortek, Inc. 12/01/18	10.000%	10,000	10,600
04/15/21	8.500%	69,000	75,037
USG Corp.(b) 11/01/21	5.875%	18,000	18,900
Total			438,598
Cable and Satellite 0.4%
CCO Holdings LLC/Capital Corp. 04/30/21	6.500%	24,000	25,500
01/31/22	6.625%	50,000	53,685
09/30/22	5.250%	140,000	142,100
CSC Holdings LLC Senior Unsecured 02/15/18	7.875%	22,000	25,135
02/15/19	8.625%	32,000	37,600
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	40,000	44,000
Cablevision Systems Corp. Senior Unsecured 04/15/20	8.000%	35,000	39,900
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b) 09/15/20	6.375%	62,000	65,100
DIRECTV Holdings LLC/Financing Co., Inc. 03/01/21	5.000%	2,245,000	2,515,814
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp. 09/01/19	7.875%	102,000	118,320
07/15/22	5.875%	27,000	28,652
03/15/23	5.000%	80,000	79,600
Hughes Satellite Systems Corp. 06/15/21	7.625%	34,000	38,420
Intelsat Jackson Holdings SA 10/15/20	7.250%	91,000	97,370
Intelsat Luxembourg SA 06/01/21	7.750%	66,000	69,630
06/01/23	8.125%	88,000	95,260
Mediacom Broadband LLC/Corp.(b) 04/15/21	5.500%	7,000	7,088
NBCUniversal Media LLC 04/01/41	5.950%	1,600,000	2,010,326
Numericable Group SA Senior Secured(b) 05/15/22	6.000%	118,000	121,540
Quebecor Media, Inc. Senior Unsecured 01/15/23	5.750%	58,000	59,450
Time Warner Cable, Inc. 02/01/20	5.000%	1,725,000	1,936,136
Videotron Ltd. 07/15/22	5.000%	38,000	39,045
Videotron Ltd.(b) 06/15/24	5.375%	21,000	21,420
Total			7,671,091
Chemicals 0.2%
Ashland, Inc. Senior Unsecured 04/15/18	3.875%	49,000	50,164
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b) 05/01/21	7.375%	90,000	97,875
Celanese U.S. Holdings LLC 06/15/21	5.875%	44,000	48,290
Dow Chemical Co. (The) Senior Unsecured 11/01/29	7.375%	1,103,000	1,499,444
Eastman Chemical Co. Senior Unsecured 06/01/17	2.400%	1,550,000	1,587,789
Huntsman International LLC 11/15/20	4.875%	29,000	29,580
03/15/21	8.625%	8,000	8,780
INEOS Group Holdings SA(b) 02/15/19	5.875%	50,000	51,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JM Huber Corp. Senior Unsecured(b) 11/01/19	9.875%	90,000	101,250
Nova Chemicals Corp. Senior Unsecured 11/01/19	8.625%	57,000	60,064
PQ Corp. Secured(b) 05/01/18	8.750%	325,000	348,562
Total			3,883,048
Construction Machinery 0.1%
Ashtead Capital, Inc. Secured(b) 07/15/22	6.500%	23,000	24,955
CNH Industrial Capital LLC Senior Unsecured(b) 07/15/19	3.375%	41,000	40,385
Case New Holland Industrial, Inc. 12/01/17	7.875%	101,000	115,392
Caterpillar Financial Services Corp. Senior Unsecured 06/01/22	2.850%	1,205,000	1,208,175
Columbus McKinnon Corp. 02/01/19	7.875%	87,000	92,002
H&E Equipment Services, Inc. 09/01/22	7.000%	9,000	9,833
United Rentals North America, Inc. 05/15/20	7.375%	45,000	49,050
04/15/22	7.625%	138,000	154,905
06/15/23	6.125%	33,000	35,228
11/15/24	5.750%	29,000	30,378
Secured 07/15/18	5.750%	55,000	57,887
Total			1,818,190
Consumer Cyclical Services —%
ADT Corp. (The) Senior Unsecured 07/15/22	3.500%	38,000	33,915
APX Group, Inc. 12/01/20	8.750%	38,000	37,810
Senior Secured 12/01/19	6.375%	161,000	163,415
APX Group, Inc.(b) Senior Unsecured 12/01/20	8.750%	23,000	22,914
Monitronics International, Inc. 04/01/20	9.125%	62,000	66,417
Total			324,471

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products —%
Serta Simmons Holdings LLC Senior Unsecured(b) 10/01/20	8.125%	127,000	136,842
Spectrum Brands, Inc. 03/15/20	6.750%	44,000	46,860
11/15/20	6.375%	125,000	134,688
Springs Industries, Inc. Senior Secured 06/01/21	6.250%	71,000	71,355
Tempur Sealy International, Inc. 12/15/20	6.875%	87,000	94,178
Total			483,923
Diversified Manufacturing 0.1%
Amsted Industries, Inc.(b) 03/15/22	5.000%	41,000	41,308
Entegris, Inc.(b) 04/01/22	6.000%	82,000	84,460
Gardner Denver, Inc. Senior Unsecured(b) 08/15/21	6.875%	76,000	80,370
Hamilton Sundstrand Corp. Senior Unsecured(b) 12/15/20	7.750%	93,000	99,510
United Technologies Corp. Senior Unsecured 06/01/22	3.100%	1,550,000	1,581,595
Total			1,887,243
Electric 0.7%
AES Corp. (The) Senior Unsecured 07/01/21	7.375%	141,000	161,445
Arizona Public Service Co. Senior Unsecured 04/01/42	4.500%	925,000	987,922
CMS Energy Corp. Senior Unsecured 02/01/20	6.250%	1,825,000	2,161,205
Calpine Corp. Senior Secured(b) 01/15/22	6.000%	40,000	43,200
Commonwealth Edison Co. 1st Mortgage 09/15/17	6.150%	775,000	884,130
DTE Energy Co. Senior Unsecured 04/15/33	6.375%	340,000	433,390

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Resources, Inc. Senior Unsecured 08/15/19	5.200%	1,692,000	1,925,005
Indiana Michigan Power Co. Senior Unsecured 03/15/37	6.050%	1,100,000	1,375,750
NRG Energy, Inc.(b) 07/15/22	6.250%	109,000	114,314
Nevada Power Co. 08/01/18	6.500%	900,000	1,058,129
PPL Capital Funding, Inc. 06/01/23	3.400%	1,845,000	1,862,391
Pacific Gas & Electric Co. Senior Unsecured 03/01/37	5.800%	1,130,000	1,382,433
Progress Energy, Inc. Senior Unsecured 03/01/31	7.750%	955,000	1,365,788
TransAlta Corp. Senior Unsecured 06/03/17	1.900%	2,200,000	2,204,156
Total			15,959,258
Environmental 0.1%
Waste Management, Inc. 03/11/19	7.375%	1,525,000	1,859,193
Finance Companies 0.3%
AerCap Ireland Capital Ltd./Global Aviation Trust(b) 05/15/21	4.500%	351,000	358,441
Air Lease Corp. Senior Unsecured 03/01/20	4.750%	97,000	103,305
Aircastle Ltd. Senior Unsecured 03/15/21	5.125%	27,000	27,473
Aviation Capital Group Corp. Senior Unsecured(b) 04/06/21	6.750%	3,000	3,389
CIT Group, Inc. Senior Unsecured 08/15/17	4.250%	48,000	49,800
03/15/18	5.250%	50,000	53,375
05/15/20	5.375%	75,000	81,187
CIT Group, Inc.(b) Senior Secured 04/01/18	6.625%	69,000	76,762
General Electric Capital Corp. Senior Unsecured 10/17/21	4.650%	4,790,000	5,366,515

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	80,000	93,400
04/15/18	3.875%	3,000	3,049
05/15/19	6.250%	29,000	32,152
12/15/20	8.250%	29,000	35,453
04/15/21	4.625%	5,000	5,119
Navient LLC Senior Unsecured 01/25/22	7.250%	33,000	36,836
01/25/23	5.500%	58,000	58,290
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	89,000	89,556
Senior Unsecured 02/15/19	10.125%	12,000	12,915
Springleaf Finance Corp. 12/15/17	6.900%	42,000	45,938
06/01/20	6.000%	20,000	20,950
10/01/21	7.750%	69,000	78,315
10/01/23	8.250%	30,000	34,425
iStar Financial, Inc Senior Unsecured 07/01/19	5.000%	76,000	76,000
Total			6,742,645
Food and Beverage 0.4%
Anheuser-Busch InBev Worldwide, Inc. 04/15/20	5.000%	2,300,000	2,602,813
Aramark Services, Inc. 03/15/20	5.750%	22,000	23,045
ConAgra Foods, Inc. Senior Unsecured 09/15/22	3.250%	1,500,000	1,490,041
Darling Ingredients, Inc.(b) 01/15/22	5.375%	79,000	81,963
Diageo Capital PLC 04/29/23	2.625%	1,345,000	1,308,303
Diamond Foods, Inc.(b) 03/15/19	7.000%	13,000	13,341
PepsiCo, Inc. Senior Unsecured 03/05/22	2.750%	1,270,000	1,272,582
Pinnacle Foods Finance LLC/Corp. 05/01/21	4.875%	8,000	7,980
Post Holdings, Inc.(b) 12/15/22	6.000%	83,000	81,755
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	1,840,000	1,931,185
Total			8,813,008

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming —%
GLP Capital LP/ Financing II, Inc. 11/01/20	4.875%	70,000	73,150
GLP Capital LP/Financing II, Inc. 11/01/23	5.375%	51,000	53,932
MGM Resorts International 03/01/18	11.375%	71,000	89,815
10/01/20	6.750%	44,000	48,730
12/15/21	6.625%	112,000	124,600
Penn National Gaming, Inc. Senior Unsecured 11/01/21	5.875%	33,000	31,598
Pinnacle Entertainment, Inc. 08/01/21	6.375%	62,000	64,325
Seminole Tribe of Florida, Inc. Senior Secured(b) 10/01/20	6.535%	51,000	55,335
Seneca Gaming Corp.(b) 12/01/18	8.250%	90,000	94,950
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b) 06/01/21	6.375%	29,000	28,058
Tunica-Biloxi Gaming Authority Senior Unsecured(b) 11/15/15	9.000%	25,000	14,500
Wynn Macau Ltd. Senior Unsecured(b) 10/15/21	5.250%	81,000	82,417
Total			761,410
Health Care 0.4%
Acadia Healthcare Co., Inc.(b) 07/01/22	5.125%	14,000	14,140
Amsurg Corp. 11/30/20	5.625%	29,000	29,798
Amsurg Corp.(b) 07/15/22	5.625%	37,000	37,833
Biomet, Inc. 08/01/20	6.500%	18,000	19,373
CHS/Community Health Systems, Inc. 11/15/19	8.000%	65,000	70,687
CHS/Community Health Systems, Inc.(b) 02/01/22	6.875%	215,000	228,437
Senior Secured 08/01/21	5.125%	14,000	14,350
Cardinal Health, Inc. Senior Unsecured 12/15/20	4.625%	1,325,000	1,468,304

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catamaran Corp. 03/15/21	4.750%	14,000	14,105
ConvaTec Finance International SA Senior Unsecured PIK(b) 01/15/19	8.250%	32,000	32,960
ConvaTec Healthcare E SA Senior Unsecured(b) 12/15/18	10.500%	123,000	131,917
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	115,000	122,619
07/15/24	5.125%	111,000	112,596
Emdeon, Inc. 12/31/19	11.000%	58,000	65,468
Express Scripts Holding Co. 11/15/21	4.750%	1,300,000	1,445,800
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	99,000	106,672
01/31/22	5.875%	18,000	19,800
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	29,000	32,335
HCA, Inc. 02/15/22	7.500%	78,000	90,870
Senior Secured 03/15/19	3.750%	49,000	49,368
02/15/20	6.500%	240,000	268,500
IMS Health, Inc. Senior Unsecured(b) 11/01/20	6.000%	47,000	49,409
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	40,000	44,750
LifePoint Hospitals, Inc.(b) 12/01/21	5.500%	56,000	58,590
MPH Acquisition Holdings LLC(b) 04/01/22	6.625%	105,000	109,856
McKesson Corp. Senior Unsecured 12/15/22	2.700%	2,450,000	2,367,545
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	43,000	46,601
STHI Holding Corp. Secured(b) 03/15/18	8.000%	54,000	57,375
Teleflex, Inc.(b) 06/15/24	5.250%	4,000	4,075
Tenet Healthcare Corp. Senior Secured 06/01/20	4.750%	84,000	85,575

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/20	6.000%	75,000	81,375
Senior Unsecured 04/01/22	8.125%	200,000	230,250
Tenet Healthcare Corp.(b) Senior Unsecured 03/01/19	5.000%	9,000	9,113
Universal Health Services, Inc. Senior Secured(b) 08/01/22	4.750%	75,000	76,312
Total			7,596,758
Healthcare Insurance 0.1%
Centene Corp. Senior Unsecured 05/15/22	4.750%	25,000	25,375
Cigna Corp. Senior Unsecured 06/15/20	5.125%	1,300,000	1,465,901
Total			1,491,276
Home Construction —%
Brookfield Residential Properties, Inc./U.S. Corp.(b) 07/01/22	6.125%	26,000	26,943
D.R. Horton, Inc. 03/01/19	3.750%	50,000	50,125
Meritage Homes Corp. 03/01/18	4.500%	70,000	71,050
04/15/20	7.150%	16,000	17,560
04/01/22	7.000%	10,000	10,925
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	33,000	35,640
Standard Pacific Corp. 12/15/21	6.250%	36,000	38,160
TRI Pointe Homes, Inc. Senior Unsecured(b) 06/15/19	4.375%	21,000	21,000
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/21	5.250%	121,000	122,210
03/01/24	5.625%	41,000	40,795
Total			434,408
Independent Energy 0.6%
American Energy-Permian Basin LLC/Finance Corp. Senior Unsecured(b) 11/01/21	7.375%	29,000	28,275
Anadarko Petroleum Corp. Senior Unsecured 09/15/36	6.450%	1,240,000	1,590,441

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Antero Resources Corp.(b) 12/01/22	5.125%	38,000	38,570
Antero Resources Finance Corp. 11/01/21	5.375%	36,000	37,080
Athlon Holdings LP/Finance Corp. 04/15/21	7.375%	104,000	112,840
Athlon Holdings LP/Finance Corp.(b) 05/01/22	6.000%	113,000	116,108
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	67,000	70,266
Chesapeake Energy Corp. 08/15/20	6.625%	155,000	179,412
02/15/21	6.125%	102,000	115,515
03/15/23	5.750%	225,000	251,156
Cimarex Energy Co. 06/01/24	4.375%	17,000	17,701
Comstock Resources, Inc. 06/15/20	9.500%	92,000	103,500
Concho Resources, Inc. 01/15/21	7.000%	151,000	164,212
01/15/22	6.500%	19,000	20,805
04/01/23	5.500%	141,000	150,517
Continental Resources, Inc. 04/15/23	4.500%	1,410,000	1,522,641
Devon Energy Corp. Senior Unsecured 05/15/17	1.875%	1,450,000	1,472,526
EP Energy LLC/Everest Acquisition Finance, Inc. 05/01/20	9.375%	157,000	177,017
09/01/22	7.750%	31,000	34,798
EnCana Corp. Senior Unsecured 11/15/21	3.900%	1,375,000	1,463,247
Halcon Resources Corp. 07/15/20	9.750%	36,000	38,790
05/15/21	8.875%	44,000	46,310
Hilcorp Energy I LP/Finance Co. Senior Unsecured(b) 12/01/24	5.000%	28,000	27,930
Kodiak Oil & Gas Corp. 12/01/19	8.125%	42,000	46,200
01/15/21	5.500%	86,000	90,730
02/01/22	5.500%	175,000	184,625
Laredo Petroleum, Inc. 02/15/19	9.500%	110,000	118,250
01/15/22	5.625%	61,000	62,678
05/01/22	7.375%	23,000	25,185
MEG Energy Corp.(b) 03/31/24	7.000%	36,000	39,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oasis Petroleum, Inc. 02/01/19	7.250%	89,000	93,450
11/01/21	6.500%	106,000	113,155
03/15/22	6.875%	63,000	68,828
01/15/23	6.875%	61,000	66,490
Parsley Energy LLC/Finance Corp. Senior Unsecured(b) 02/15/22	7.500%	164,000	173,840
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	64,000	71,680
RKI Exploration & Production LLC/Finance Corp.(b) 08/01/21	8.500%	83,000	89,225
Range Resources Corp. 06/01/21	5.750%	53,000	56,578
Rice Energy, Inc.(b) 05/01/22	6.250%	40,000	40,900
Southwestern Energy Co. 02/01/18	7.500%	770,000	907,458
Triangle USA Petroleum Corp. Senior Unsecured(b) 07/15/22	6.750%	21,000	21,473
Whiting Petroleum Corp. 10/01/18	6.500%	5,000	5,169
03/15/21	5.750%	107,000	117,433
Woodside Finance Ltd.(b) 05/10/21	4.600%	1,600,000	1,757,502
Total			11,929,656
Integrated Energy 0.2%
BP Capital Markets PLC 02/10/24	3.814%	1,940,000	2,035,518
Cenovus Energy, Inc. Senior Unsecured 09/15/23	3.800%	1,510,000	1,575,152
Petro-Canada Senior Unsecured 05/15/18	6.050%	1,175,000	1,349,480
Total			4,960,150
Leisure —%
AMC Entertainment, Inc. 12/01/20	9.750%	6,000	6,735
Activision Blizzard, Inc.(b) 09/15/21	5.625%	254,000	274,638
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	48,000	48,720

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.(b) 06/01/24	5.375%	17,000	17,085
Total			347,178
Life Insurance 0.4%
American International Group, Inc. Senior Unsecured 02/15/24	4.125%	2,300,000	2,444,283
Five Corners Funding Trust Senior Unsecured(b) 11/15/23	4.419%	2,275,000	2,423,973
Hartford Financial Services Group, Inc. (The) Senior Unsecured 03/30/20	5.500%	1,325,000	1,515,470
Metropolitan Life Global Funding I Senior Secured(b) 04/11/22	3.875%	1,800,000	1,927,228
Total			8,310,954
Lodging —%
Choice Hotels International, Inc. 07/01/22	5.750%	32,000	34,880
Hilton Worldwide Finance/Corp.(b) 10/15/21	5.625%	218,000	230,807
Playa Resorts Holding BV Senior Unsecured(b) 08/15/20	8.000%	82,000	86,679
Total			352,366
Media and Entertainment 0.4%
21st Century Fox America, Inc. 03/15/33	6.550%	1,225,000	1,547,672
AMC Networks, Inc. 07/15/21	7.750%	7,000	7,744
12/15/22	4.750%	134,000	135,675
British Sky Broadcasting Group PLC(b) 11/26/22	3.125%	1,750,000	1,713,826
CBS Outdoor Americas Capital LLC/Corp.(b) 02/15/22	5.250%	10,000	10,225
02/15/24	5.625%	10,000	10,300
Clear Channel Communications, Inc. PIK 02/01/21	14.000%	80,800	81,204
Clear Channel Communications, Inc. Senior Secured 03/01/21	9.000%	154,000	159,775
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	99,000	105,930

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Unsecured 11/15/22	6.500%	128,000	136,960
Gannett Co., Inc.(b) 10/15/19	5.125%	40,000	41,000
10/15/23	6.375%	10,000	10,625
Lamar Media Corp.(b) 01/15/24	5.375%	13,000	13,390
MDC Partners, Inc.(b) 04/01/20	6.750%	132,000	137,940
Nielsen Finance LLC/Co. 10/01/20	4.500%	184,000	184,920
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	39,000	39,390
Reed Elsevier Capital, Inc. 10/15/22	3.125%	1,497,000	1,484,258
Sinclair Television Group, Inc.(b) 08/01/24	5.625%	137,000	136,657
TCM Sub LLC(b) 01/15/15	3.550%	955,000	965,688
Thomson Reuters Corp. Senior Unsecured 05/23/43	4.500%	1,000,000	985,960
Univision Communications, Inc.(b) 05/15/21	8.500%	45,000	49,387
Senior Secured 11/01/20	7.875%	34,000	37,188
09/15/22	6.750%	85,000	93,287
05/15/23	5.125%	26,000	27,235
Total			8,116,236
Metals 0.1%
ArcelorMittal Senior Unsecured 03/01/21	6.000%	190,000	204,725
02/25/22	6.750%	2,000	2,232
Arch Coal, Inc. Secured(b) 01/15/19	8.000%	36,000	34,650
CONSOL Energy, Inc. 03/01/21	6.375%	4,000	4,240
CONSOL Energy, Inc.(b) 04/15/22	5.875%	29,000	30,305
Calcipar SA Senior Secured(b) 05/01/18	6.875%	43,000	44,720
Constellium NV(b) 05/15/24	5.750%	14,000	14,560
FMG Resources August 2006 Proprietary Ltd.(b) 11/01/19	8.250%	71,000	77,745

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peabody Energy Corp. 11/15/18	6.000%	67,000	69,010
11/15/21	6.250%	7,000	6,974
Vale Overseas Ltd. 01/23/17	6.250%	1,115,000	1,239,055
Total			1,728,216
Midstream 0.5%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	86,000	90,515
03/15/24	4.875%	36,000	37,854
Crestwood Midstream Partners LP/Corp.(d) 03/01/22	6.125%	27,000	27,945
El Paso LLC 09/15/20	6.500%	138,000	160,834
El Paso Pipeline Partners Operating Co. LLC 11/15/40	7.500%	1,060,000	1,402,590
Enterprise Products Operating LLC 02/01/41	5.950%	1,275,000	1,557,100
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	163,000	175,632
05/15/22	5.500%	50,000	50,500
Kinder Morgan Energy Partners LP Senior Unsecured 03/01/44	5.500%	1,540,000	1,623,550
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	74,000	79,642
02/15/23	5.500%	99,000	104,445
07/15/23	4.500%	71,000	72,154
NiSource Finance Corp. 02/15/44	4.800%	1,300,000	1,328,453
Regency Energy Partners LP/Finance Corp. 07/15/21	6.500%	105,000	113,925
03/01/22	5.875%	39,000	41,925
10/01/22	5.000%	44,000	45,485
Sabine Pass Liquefaction LLC Senior Secured 02/01/21	5.625%	104,000	109,720
Sabine Pass Liquefaction LLC(b) Senior Secured 05/15/24	5.750%	58,000	60,320
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	1,100,000	1,220,942
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	3,000	3,158
TransCanada PipeLines Ltd. Senior Unsecured(c) 06/30/16	0.914%	1,874,000	1,890,058

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Williams Partners LP/Finance Corp. Senior Unsecured 02/01/17	7.250%	1,090,000	1,234,938
Total			11,431,685
Natural Gas 0.1%
Sempra Energy Senior Unsecured 10/01/22	2.875%	2,250,000	2,235,575
Office REIT 0.1%
Boston Properties LP Senior Unsecured 05/15/21	4.125%	1,500,000	1,610,627
Oil Field Services 0.2%
Halliburton Co. Senior Unsecured 08/01/23	3.500%	1,800,000	1,865,453
Noble Holding International Ltd. 03/01/21	4.625%	1,240,000	1,342,469
Pacific Drilling SA Senior Secured(b) 06/01/20	5.375%	89,000	86,775
Weatherford International LLC 06/15/37	6.800%	1,250,000	1,551,551
Total			4,846,248
Other Financial Institutions —%
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	103,000	109,952
02/01/22	5.875%	35,000	36,488
Total			146,440
Other REIT —%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	66,000	69,795
DuPont Fabros Technology LP 09/15/21	5.875%	27,000	28,215
Total			98,010
Packaging —%
Beverage Packaging Holdings (Luxembourg) II SA(b) 12/15/16	5.625%	15,000	15,263
06/15/17	6.000%	11,000	11,165
Plastipak Holdings, Inc. Senior Unsecured(b) 10/01/21	6.500%	77,000	80,465
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	67,000	74,286

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/21	8.250%	8,000	8,730
Senior Secured 08/15/19	7.875%	74,000	80,105
02/15/21	6.875%	94,000	100,697
Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(b) 05/01/22	6.375%	73,000	72,635
Total			443,346
Paper —%
Rayonier Advanced Materials, Inc.(b) 06/01/24	5.500%	17,000	16,660
Pharmaceuticals 0.3%
AbbVie, Inc. Senior Unsecured 11/06/22	2.900%	1,500,000	1,474,738
Amgen, Inc. Senior Unsecured 11/15/21	3.875%	2,100,000	2,236,857
Capsugel SA Senior Unsecured PIK(b) 05/15/19	7.000%	22,000	22,550
Grifols Worldwide Operations Ltd. Senior Unsecured(b) 04/01/22	5.250%	131,000	134,603
Jaguar Holding Co. I Senior Unsecured PIK(b) 10/15/17	9.375%	103,000	105,961
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b) 12/01/19	9.500%	50,000	54,375
Novartis Capital Corp. 05/06/24	3.400%	2,500,000	2,573,458
Valeant Pharmaceuticals International, Inc.(b) 10/15/20	6.375%	256,000	267,520
07/15/21	7.500%	79,000	86,110
12/01/21	5.625%	15,000	15,263
Total			6,971,435
Property & Casualty 0.4%
ACE INA Holdings, Inc. 03/15/18	5.800%	1,000,000	1,136,845
Alliant Holdings, Inc. Senior Unsecured(b) 12/15/20	7.875%	36,000	38,340
CNA Financial Corp. Senior Unsecured 11/15/19	7.350%	1,058,000	1,293,673

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HUB International Ltd. Senior Unsecured(b) 10/01/21	7.875%	122,000	128,405
Hub Holdings LLC/Finance, Inc. Senior Unsecured PIK(b) 07/15/19	8.125%	40,000	40,450
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	2,040,000	2,246,525
Loews Corp. Senior Unsecured 05/15/23	2.625%	2,300,000	2,214,684
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	625,000	888,478
Total			7,987,400
Railroads 0.2%
Burlington Northern Santa Fe LLC Senior Unsecured 09/01/24	3.400%	1,955,000	1,972,832
CSX Corp. Senior Unsecured 08/01/24	3.400%	2,100,000	2,137,296
Florida East Coast Holdings Corp.(b) 05/01/20	9.750%	55,000	58,162
Senior Secured 05/01/19	6.750%	59,000	62,245
Total			4,230,535
Refining —%
Marathon Petroleum Corp. Senior Unsecured 03/01/41	6.500%	800,000	1,006,482
Restaurants 0.1%
Yum! Brands, Inc. Senior Unsecured 11/01/20	3.875%	1,670,000	1,763,922
Retail REIT 0.1%
Kimco Realty Corp. Senior Unsecured 02/01/18	4.300%	1,315,000	1,422,897
Simon Property Group LP Senior Unsecured 02/01/40	6.750%	1,180,000	1,629,178
Total			3,052,075

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.3%
AutoNation, Inc. 02/01/20	5.500%	35,000	38,150
CVS Caremark Corp. Senior Unsecured 08/12/24	3.375%	1,525,000	1,533,824
CVS Pass-Through Trust Pass-Through Certificates(b) 01/10/32	7.507%	315,609	408,905
Group 1 Automotive, Inc.(b) 06/01/22	5.000%	22,000	21,835
Macy's Retail Holdings, Inc. 07/15/34	6.700%	750,000	966,136
Rite Aid Corp. 03/15/20	9.250%	72,000	80,640
06/15/21	6.750%	4,000	4,245
Senior Unsecured 02/15/27	7.700%	25,000	27,750
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	50,000	52,750
Target Corp. Senior Unsecured 07/01/24	3.500%	2,275,000	2,323,416
Total			5,457,651
Technology 0.4%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	59,000	61,213
04/01/20	6.375%	102,000	107,355
08/01/22	5.375%	92,000	92,460
Ancestry.com, Inc. 12/15/20	11.000%	70,000	80,675
Apple, Inc. Senior Unsecured 05/03/23	2.400%	1,570,000	1,506,142
Audatex North America, Inc.(b) 06/15/21	6.000%	50,000	53,000
Cisco Systems, Inc. Senior Unsecured 03/04/21	2.900%	1,860,000	1,904,162
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	132,000	134,640
04/01/23	5.375%	27,000	27,540
First Data Corp. 01/15/21	12.625%	109,000	133,252
First Data Corp.(b) Secured 01/15/21	8.250%	149,000	162,410

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured 06/15/19	7.375%	75,000	80,062
08/15/20	8.875%	21,000	22,890
11/01/20	6.750%	80,000	86,600
Goodman Networks, Inc. Senior Secured 07/01/18	12.125%	37,000	40,145
Hewlett-Packard Co. Senior Unsecured 06/01/21	4.300%	1,550,000	1,668,683
Iron Mountain, Inc. 08/15/23	6.000%	32,000	34,160
NCR Corp. 12/15/21	5.875%	32,000	33,520
12/15/23	6.375%	14,000	15,120
NXP BV/Funding LLC(b) 02/15/21	5.750%	128,000	134,400
Nuance Communications, Inc.(b) 08/15/20	5.375%	59,000	59,148
Oracle Corp. Senior Unsecured 04/15/38	6.500%	920,000	1,216,952
Qualitytech LP/Finance Corp.(b) 08/01/22	5.875%	32,000	31,840
VeriSign, Inc. Senior Unsecured 05/01/23	4.625%	81,000	79,583
Total			7,765,952
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc. 03/15/20	9.750%	38,000	42,560
ERAC U.S.A. Finance LLC(b) 10/15/37	7.000%	1,095,000	1,463,781
Hertz Corp. (The) 10/15/18	7.500%	78,000	81,412
01/15/21	7.375%	115,000	123,050
10/15/22	6.250%	66,000	68,805
Total			1,779,608
Wireless 0.2%
Altice SA Senior Secured(b) 05/15/22	7.750%	35,000	37,187
America Movil SAB de CV 11/15/17	5.625%	570,000	639,312
Crown Castle International Corp. Senior Unsecured 04/15/22	4.875%	57,000	57,997
01/15/23	5.250%	75,000	77,461

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rogers Communications, Inc. 10/01/23	4.100%	1,460,000	1,530,509
SBA Communications Corp. Senior Unsecured(b) 07/15/22	4.875%	12,000	11,820
SBA Telecommunications, Inc. 07/15/20	5.750%	74,000	78,070
Sprint Communications, Inc. Senior Unsecured 08/15/17	8.375%	6,000	6,840
11/15/21	11.500%	83,000	108,315
Sprint Communications, Inc.(b) 11/15/18	9.000%	122,000	144,570
03/01/20	7.000%	70,000	78,050
Sprint Corp.(b) 09/15/21	7.250%	41,000	43,460
06/15/24	7.125%	47,000	47,940
T-Mobile USA, Inc. 04/28/21	6.633%	86,000	90,515
01/15/22	6.125%	18,000	18,653
04/28/22	6.731%	14,000	14,770
04/01/23	6.625%	59,000	62,097
04/28/23	6.836%	18,000	19,103
01/15/24	6.500%	18,000	18,720
Wind Acquisition Finance SA(b) 04/23/21	7.375%	79,000	83,345
Senior Secured 04/30/20	6.500%	73,000	78,110
07/15/20	4.750%	70,000	70,175
Total			3,317,019
Wirelines 0.5%
AT&T, Inc. Senior Unsecured 02/15/39	6.550%	2,180,000	2,778,105
CenturyLink, Inc. Senior Unsecured 04/01/20	5.625%	48,000	50,760
03/15/22	5.800%	131,000	138,205
12/01/23	6.750%	45,000	49,809
Deutsche Telekom International Finance BV 03/23/16	5.750%	1,285,000	1,380,438
Frontier Communications Corp. Senior Unsecured 03/15/19	7.125%	48,000	53,280
07/01/21	9.250%	28,000	33,180
01/15/23	7.125%	59,000	62,245
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	41,000	44,844

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Escrow II, Inc.(b) 08/15/22	5.375%	137,000	138,370
Level 3 Financing, Inc. 04/01/19	9.375%	90,000	97,200
07/01/19	8.125%	25,000	27,063
06/01/20	7.000%	16,000	17,260
07/15/20	8.625%	24,000	26,580
Level 3 Financing, Inc.(b) 01/15/21	6.125%	36,000	37,980
Level 3 Financing, Inc.(b)(c) 01/15/18	3.823%	15,000	15,075
Orange SA 07/08/19	5.375%	1,330,000	1,511,643
PAETEC Holding Corp. 12/01/18	9.875%	78,000	83,167
Telecom Italia SpA Senior Unsecured(b) 05/30/24	5.303%	81,000	82,822
Telefonica Emisiones SAU 06/20/36	7.045%	765,000	1,004,416
Verizon New York, Inc. 04/01/32	7.375%	2,465,000	3,120,227
Windstream Corp. 08/01/23	6.375%	57,000	57,142
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	19,000	21,613
Senior Secured 01/01/20	8.125%	61,000	65,804
Total			10,897,228
Total Corporate Bonds & Notes (Cost: $203,413,361)			213,518,183

Residential Mortgage-Backed Securities — Agency 8.9%

Federal Home Loan Mortgage Corp.(c)(e) 12/01/36	6.075%	24,566	26,346
08/01/36	2.266%	50,797	54,156
Federal Home Loan Mortgage Corp.(d)(e) 09/11/44	4.000%	14,800,000	15,654,329
Federal Home Loan Mortgage Corp.(e) 08/01/18- 05/01/41	5.000%	6,707,909	7,378,265
05/01/39- 06/01/41	4.500%	11,202,020	12,101,631
07/01/42- 08/01/43	3.000%	5,654,515	5,636,713

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/26- 09/01/43	3.500%	29,633,873	30,573,346
03/01/17- 10/01/39	6.000%	2,392,658	2,691,469
12/01/17- 05/01/40	5.500%	2,442,819	2,687,855
08/01/32- 03/01/38	6.500%	61,424	71,662
06/01/32- 07/01/32	7.000%	603,814	714,608
CMO Series 1614 Class MZ 11/15/23	6.500%	24,616	27,503
Federal National Mortgage Association(c)(e) 08/01/34	2.420%	56,427	59,372
08/01/36	2.525%	34,268	36,904
04/01/36	1.925%	39,444	42,103
Federal National Mortgage Association(d)(e) 09/11/44	4.000%	27,555,000	29,203,996
09/16/29	3.000%	12,335,000	12,788,504
09/16/29- 09/11/44	3.500%	20,830,000	21,629,759
Federal National Mortgage Association(e) 01/01/29- 09/01/40	4.000%	16,825,012	17,945,912
05/01/40- 06/01/44	4.500%	14,425,963	15,612,608
07/01/27- 08/01/43	3.000%	3,387,975	3,502,915
03/01/17- 08/01/37	6.500%	821,028	929,076
06/01/31- 08/01/32	7.000%	380,706	444,859
04/01/26- 01/01/27	3.500%	5,859,598	6,199,297
08/01/18- 02/01/38	5.500%	1,171,307	1,304,060
12/01/20- 07/01/23	5.000%	334,096	365,519
09/01/17- 11/01/32	6.000%	656,046	727,549
Federal National Mortgage Association(e)(f) 10/01/40	4.500%	877,312	947,783
Government National Mortgage Association(e) 10/15/33	5.500%	367,299	415,092
10/15/31- 05/15/32	7.000%	99,716	113,935
02/15/34	5.000%	255,656	282,014
12/15/37	6.000%	60,862	68,502
02/15/39	4.500%	22,517	24,499
Total Residential Mortgage-Backed Securities — Agency (Cost: $187,012,660)			190,262,141

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Residential Mortgage-Backed Securities — Non-Agency 0.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Resecuritization Trust CMO Series 2009-12 Class 9A1(b)(c)(e) 05/26/36	2.660%	1,572,057	1,590,411
SACO I, Inc. CMO Series 1995-1 Class A(b)(c)(e)(g)(h) 09/25/24	0.000%	4,717	1,557
Springleaf Mortgage Loan Trust(b)(c)(e) CMO Series 2012-3A Class A 12/25/59	1.570%	1,374,425	1,372,982
CMO Series 2013-1A Class A 06/25/58	1.270%	1,211,165	1,203,300
CMO Series 2013-2A Class A 12/25/65	1.780%	1,103,199	1,101,334
CMO Series 2013-3A Class A 09/25/57	1.870%	2,307,286	2,310,040
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $7,588,851)			7,579,624

Commercial Mortgage-Backed Securities — Agency 3.9%

Federal National Mortgage Association Series 2006-M2 Class A2A(c)(e) 10/25/32	5.271%	2,426,418	2,776,468
Government National Mortgage Association(c)(e) Series 2010-52 Class AE 06/16/36	4.115%	170,876	173,210
Series 2013-50 Class AH 06/16/39	2.100%	1,939,628	1,949,213
Government National Mortgage Association(e) Series 2010-159 Class A 01/16/33	2.159%	113,350	113,562
Series 2011-149 Class A 10/16/46	3.000%	917,474	937,710
Series 2011-16 Class A 11/16/34	2.210%	317,439	317,907
Series 2011-161 Class A 01/16/34	1.738%	2,520,188	2,524,961
Series 2011-31 Class A 12/16/35	2.210%	294,276	296,006
Series 2011-64 Class AD 11/16/38	2.700%	129,492	130,290
Series 2011-78 Class A 08/16/34	2.250%	1,218,740	1,224,538
Series 2012-111 Class AC 04/16/47	2.211%	1,254,706	1,263,018
Series 2012-25 Class A 11/16/42	2.575%	3,197,360	3,216,608
Series 2012-45 Class A 03/16/40	2.830%	889,452	904,049

Commercial Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-55 Class A 08/16/33	1.704%	1,203,303	1,200,491
Series 2012-58 Class A 01/16/40	2.500%	1,010,937	1,028,802
Series 2012-79 Class A 04/16/39	1.800%	1,042,411	1,031,929
Series 2012-9 Class A 05/16/39	3.220%	886,305	906,082
Series 2013-105 Class A 02/16/37	1.705%	4,754,835	4,737,276
Series 2013-118 Class AB 06/16/36	2.000%	2,653,866	2,662,403
Series 2013-12 Class A 10/16/42	1.410%	2,167,749	2,136,993
Series 2013-126 Class AB 04/16/38	1.540%	2,941,633	2,917,322
Series 2013-138 Class A 08/16/35	2.150%	2,490,067	2,501,579
Series 2013-146 Class AH 08/16/40	2.000%	3,167,993	3,163,520
Series 2013-17 Class AH 10/16/43	1.558%	1,631,624	1,610,658
Series 2013-179 Class A 07/16/37	1.800%	2,926,186	2,910,545
Series 2013-194 Class AB 05/16/38	2.250%	2,162,930	2,172,223
Series 2013-2 Class AB 12/16/42	1.600%	1,612,283	1,597,734
Series 2013-30 Class A 05/16/42	1.500%	2,900,268	2,850,117
Series 2013-32 Class AB 01/16/42	1.900%	3,208,713	3,189,621
Series 2013-33 Class A 07/16/38	1.061%	4,187,118	4,083,408
Series 2013-40 Class A 10/16/41	1.511%	1,869,937	1,847,077
Series 2013-57 Class A 06/16/37	1.350%	4,734,887	4,657,070
Series 2013-61 Class A 01/16/43	1.450%	2,191,046	2,152,534
Series 2013-73 Class AE 01/16/39	1.350%	1,071,825	1,055,935
Series 2013-78 Class AB 07/16/39	1.624%	2,222,878	2,191,013
Series 2014-24 Class AB 07/16/38	2.100%	5,619,301	5,780,636
Series 2014-33 Class A 08/16/39	2.300%	1,620,517	1,636,443
Series 2014-67 Class AE 05/16/39	2.150%	1,282,237	1,295,903
Series 2014-103 Class AB 06/16/53	1.742%	3,151,306	3,168,097
Series 2014-120 Class A 04/16/56	2.800%	2,525,000	2,574,402
Total Commercial Mortgage-Backed Securities — Agency (Cost: $83,482,513)			82,887,353

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency 1.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Americold 2010 LLC Trust Series 2010-ARTA Class A1(b)(e) 01/14/29	3.847%	313,638	333,221
Banc of America Commercial Mortgage Trust Series 2006-4 Class A4(e) 07/10/46	5.634%	3,351,151	3,554,948
Bear Stearns Commercial Mortgage Securities Trust(c)(e) Series 2005-T20 Class A4A 10/12/42	5.289%	1,350,000	1,396,094
Series 2005-T20 Class AAB 10/12/42	5.273%	41,313	41,376
Series 2007-T28 Class A4 09/11/42	5.742%	750,000	831,180
Bear Stearns Commercial Mortgage Securities Trust(e) Series 2006-PW14 Class A4 12/11/38	5.201%	1,255,452	1,351,654
Series 2006-T24 Class A4 10/12/41	5.537%	1,334,317	1,438,463
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(e) 10/15/49	5.431%	1,400,000	1,508,793
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(c)(e) 07/15/44	5.399%	838,431	864,703
Credit Suisse Commercial Mortgage Trust Series 2006-C2 Class A2(c)(e) 03/15/39	5.857%	46,925	46,920
DBRR Trust Series 2012-EZ1 Class A(b)(e) 09/25/45	2.062%	1,285,285	1,285,360
DBUBS Mortgage Trust Series 2011-LC1A Class A3(b)(e) 11/10/46	5.002%	150,000	169,257
GS Mortgage Securities Trust Series 2006-GG8 Class A4(e) 11/10/39	5.560%	985,000	1,057,290
General Electric Capital Assurance Co.(b)(c)(e) Series 2003-1 Class A4 05/12/35	5.254%	83,217	85,321
Series 2003-1 Class A5 05/12/35	5.743%	250,000	282,415
Greenwich Capital Commercial Funding Corp. Series 2005-GG5 Class AAB(c)(e) 04/10/37	5.190%	80,928	81,409
JPMorgan Chase Commercial Mortgage Securities Trust(b)(e) Series 2009-IWST Class A2 12/05/27	5.633%	300,000	345,044
Series 2010-C1 Class A1 06/15/43	3.853%	170,541	173,494
Series 2010-CNTR Class A2 08/05/32	4.311%	450,000	489,473
Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011-C3 Class A4 02/15/46	4.717%	450,000	500,833
JPMorgan Chase Commercial Mortgage Securities Trust(c)(e) Series 2005-LDP3 Class ASB 08/15/42	4.893%	89,210	90,542
Series 2005-LDP4 Class A4 10/15/42	4.918%	935,883	965,094
Series 2005-LDP4 Class ASB 10/15/42	4.824%	27,104	27,221
Series 2005-LDP5 Class A4 12/15/44	5.404%	4,132,061	4,278,834
Series 2006-LDP6 Class ASB 04/15/43	5.490%	34,812	35,246
JPMorgan Chase Commercial Mortgage Securities Trust(e) Series 2005-LDP2 Class A3 07/15/42	4.697%	55,916	56,210
Series 2005-LDP2 Class ASB 07/15/42	4.659%	25,797	25,873
Series 2007-CB18 Class A4 06/12/47	5.440%	806,262	871,977
LB-UBS Commercial Mortgage Trust(c)(e) Series 2007-C7 Class A3 09/15/45	5.866%	414,306	463,206
LB-UBS Commercial Mortgage Trust(e) Series 2006-A1A Class C6 09/15/39	5.342%	1,566,893	1,685,296
Morgan Stanley Capital I Trust(b)(c)(e) Series 2011-C1 Class A4 09/15/47	5.033%	300,000	337,172
Morgan Stanley Capital I Trust(c)(e) Series 2007-T27 Class A4 06/11/42	5.831%	1,465,000	1,615,215
Morgan Stanley Re-Remic Trust Series 2009-GG10 Class A4A(b)(c)(e) 08/12/45	5.991%	718,106	785,031
Motel 6 Trust Series 2012-MTL6 Class A1(b)(e) 10/05/25	1.500%	365,422	365,930
Wachovia Bank Commercial Mortgage Trust(c)(e) Series 2005-C21 Class A4 10/15/44	5.414%	1,384,220	1,432,599
Series 2006-C24 Class A1A 03/15/45	5.557%	4,396,316	4,653,303
Series 2006-C25 Class A1A 05/15/43	5.891%	2,659,189	2,836,855
Wachovia Bank Commercial Mortgage Trust(e) Series 2005-C18 Class A4 04/15/42	4.935%	1,670,136	1,683,673
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $38,281,437)			38,046,525

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Asset-Backed Securities — Non-Agency 1.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Master Owner Trust Series 2014-1 Class A1(c) 01/15/19	0.625%	825,000	826,873
American Credit Acceptance Receivables Trust(b) Series 2012-3 Class A 11/15/16	1.640%	101,189	101,405
Series 2013-1 Class A 04/16/18	1.450%	378,376	379,655
CNH Wholesale Master Note Trust Series 2013-2A Class A(b)(c) 08/15/19	0.755%	1,650,000	1,655,247
CarFinance Capital Auto Trust(b) Series 2013-2A Class A 11/15/17	1.750%	725,671	728,141
Series 2014-1A Class A 12/17/18	1.460%	1,035,362	1,035,571
Chesapeake Funding LLC Series 2012-1A Class A(b)(c) 11/07/23	0.909%	936,197	939,029
Deutsche Mortgage Securities, Inc. Mortgage Loan Resecuritization Trust CMO Series 2009-RS2 Class 4A1(b)(c) 04/26/37	0.285%	20,392	20,354
Diamond Resorts Owner Trust Series 2013-2 Class A(b) 05/20/26	2.270%	1,032,506	1,034,651
Equifirst Mortgage Loan Trust Series 2003-1 Class IF1 12/25/32	4.010%	90,918	91,666
Exeter Automobile Receivables Trust Series 2014-2A Class A(b) 08/15/18	1.060%	678,804	677,984
First Investors Auto Owner Trust Series 2013-3A Class A2(b) 09/15/17	0.890%	577,136	577,615
Hertz Fleet Lease Funding LP Series 2014-1 Class A(b)(c) 04/10/28	0.557%	1,250,000	1,250,000
Hertz Vehicle Financing LLC Series 2009-2A Class A2(b) 03/25/16	5.290%	500,000	507,852
Hilton Grand Vacations Trust(b) Series 2013-A Class A 01/25/26	2.280%	1,739,514	1,754,151
Series 2014-AA Class A 11/25/26	1.770%	2,601,808	2,593,083
KeyCorp Student Loan Trust Series 1999-A Class A2(c) 12/27/29	0.564%	213,253	212,197
Nations Equipment Finance Funding I LLC Series 2013-1A Class A(b) 11/20/16	1.697%	645,631	645,954

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York City Tax Liens Trust Series 2014-A Class A(b) 11/10/27	1.030%	1,000,000	999,208
PFS Tax Lien Trust Series 2014-1 Class NOTE(b) 05/15/29	1.440%	849,676	851,764
SBA Tower Trust(b) 04/15/40	4.254%	500,000	501,215
SLM Private Credit Student Loan Trust Series 2004-B Class A2(c) 06/15/21	0.431%	849,052	844,706
SLM Private Education Loan Trust(b) Series 2012-A Class A2 01/17/45	3.830%	500,000	528,517
SLM Private Education Loan Trust(b)(c) Series 2011-C Class A1 12/15/23	1.555%	213,656	215,100
Sierra Timeshare Receivables Funding Co. LLC Series 2010-3A Class A(b) 11/20/25	3.510%	35,891	36,383
TAL Advantage V LLC Series 2014-2A Class A1(b) 05/20/39	1.700%	1,685,141	1,686,700
Wheels SPV LLC Series 2012-1 Class A2(b) 03/20/21	1.190%	99,130	99,299
Total Asset-Backed Securities — Non-Agency (Cost: $20,712,388)			20,794,320

Inflation-Indexed Bonds 0.6%

United States 0.6%
U.S. Treasury Inflation-Indexed Bond 04/15/16	0.125%	12,504,084	12,716,485
Total Inflation-Indexed Bonds (Cost: $12,725,686)			12,716,485

U.S. Treasury Obligations 3.6%

U.S. Treasury 03/31/15	2.500%	14,620,000	14,824,446
07/31/18	1.375%	12,075,000	12,081,605
11/15/23	2.750%	11,520,000	11,961,000
08/15/40	3.875%	33,506,000	38,783,195
Total U.S. Treasury Obligations (Cost: $73,364,801)			77,650,246

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Foreign Government Obligations(i) 0.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.4%
Province of Nova Scotia Senior Unsecured 01/26/17	5.125%	2,940,000	3,237,014
Province of Ontario Senior Unsecured 02/14/18	1.200%	3,625,000	3,595,384
Province of Quebec Senior Unsecured 05/14/18	4.625%	2,915,000	3,242,937
Total			10,075,335
Mexico 0.1%
Pemex Project Funding Master Trust 01/21/21	5.500%	1,800,000	2,025,000
Total Foreign Government Obligations (Cost: $11,795,206)			12,100,335

Municipal Bonds 0.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011 03/01/17	5.365%	2,065,000	2,246,410
Total Municipal Bonds (Cost: $2,213,756)			2,246,410

Senior Loans —%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
Gates Global LLC Term Loan(c)(j) 07/05/21	4.250%	26,000	25,796
Brokerage/Asset Managers/Exchanges —%
Nuveen Investments, Inc. 2nd Lien Tranche B Term Loan(c)(j) 02/28/19	6.500%	60,859	60,910

Senior Loans —% (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals —%
Axalta Coating Systems Dutch Holding B BV/ U.S. Holdings, Inc. Tranche B Term Loan(c)(j) 02/01/20	3.750%	31,680	31,471
Solenis International LP/Holdings 3 LLC Term Loan(c)(j) 07/31/21	4.250%	14,000	13,904
Total			45,375
Diversified Manufacturing —%
Gardner Denver, Inc. Term Loan(c)(j) 07/30/20	4.250%	27,083	27,035
Health Care —%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(j) 02/20/20	8.500%	40,000	39,775
CHS/Community Health Systems, Inc. Tranche D Term Loan(c)(j) 01/27/21	4.250%	18,905	18,944
U.S. Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(c)(j) 07/03/19	4.250%	95,086	94,967
United Surgical Partners International, Inc. Tranche B Term Loan(c)(j) 04/03/19	4.750%	19,664	19,649
Total			173,335
Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(c)(j) 12/28/20	6.250%	19,000	19,047
Playa Resorts Holdings Term Loan(c)(j) 08/09/19	4.000%	26,798	26,664
Total			45,711
Metals —%
Arch Coal, Inc. Term Loan(c)(j) 05/16/18	6.250%	64,507	62,710
Property & Casualty —%
Asurion LLC(c)(j) 2nd Lien Term Loan 03/03/21	8.500%	90,000	92,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B-1 Term Loan 05/24/19	5.000%	80,777	80,979
Total			173,769
Retailers —%
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(c)(j) 08/21/20	5.750%	50,000	50,541
Technology —%
Applied Systems, Inc.(c)(j) 1st Lien Term Loan 01/25/21	4.250%	5,970	5,955
2nd Lien Term Loan 01/24/22	7.500%	7,000	7,042
Blue Coat Systems, Inc. 2nd Lien Term Loan(c)(j) 06/26/20	9.500%	83,000	84,868
Total			97,865
Total Senior Loans (Cost: $755,767)			763,047

Money Market Funds 8.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(k)(l)	172,907,678	172,907,678
Total Money Market Funds (Cost: $172,907,678)		172,907,678
Total Investments (Cost: $1,810,630,239)		2,211,012,652
Other Assets & Liabilities, Net		(69,016,997)
Net Assets		2,141,995,655

Investments in Derivatives

Futures Contracts Outstanding at August 31, 2014

At August 31, 2014, securities totaling $47,863 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	(135)	USD	(29,571,329)	12/2014	—	(25,549)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the value of these securities amounted to $58,875,237 or 2.75% of net assets.

(c)  Variable rate security.

(d)  Represents a security purchased on a when-issued or delayed delivery basis.

(e)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Notes to Portfolio of Investments (continued)

(g)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2014 was $1,557, which represents less than 0.01% of net assets. Information concerning such security holdings at August 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
SACO I, Inc. CMO Series 1995-1 Class A 09/25/24 0.000%	04/30/1999 - 12/20/2002	4,503

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2014, the value of these securities amounted to $1,557, which represents less than 0.01% of net assets.

(i)  Principal and interest may not be guaranteed by the government.

(j)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(k)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	164,611,110	627,525,172	(619,228,604)	172,907,678	144,472	172,907,678

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	189,841,015	—	—	189,841,015
Consumer Staples	138,421,784	—	—	138,421,784
Energy	123,185,942	—	—	123,185,942
Financials	255,823,460	—	—	255,823,460
Health Care	201,750,218	—	—	201,750,218
Industrials	176,144,357	—	—	176,144,357
Information Technology	242,966,829	—	—	242,966,829
Materials	14,085,591	—	—	14,085,591
Telecommunication Services	37,321,109	—	—	37,321,109
Total Equity Securities	1,379,540,305	—	—	1,379,540,305
Bonds
Corporate Bonds & Notes	—	213,518,183	—	213,518,183
Residential Mortgage-Backed Securities — Agency	—	190,262,141	—	190,262,141
Residential Mortgage-Backed Securities — Non-Agency	—	7,578,067	1,557	7,579,624
Commercial Mortgage-Backed Securities — Agency	—	82,887,353	—	82,887,353
Commercial Mortgage-Backed Securities — Non-Agency	—	36,761,165	1,285,360	38,046,525
Asset-Backed Securities — Non-Agency	—	20,148,366	645,954	20,794,320
Inflation-Indexed Bonds	—	12,716,485	—	12,716,485
U.S. Treasury Obligations	77,650,246	—	—	77,650,246
Foreign Government Obligations	—	12,100,335	—	12,100,335
Municipal Bonds	—	2,246,410	—	2,246,410
Total Bonds	77,650,246	578,218,505	1,932,871	657,801,622
Other
Senior Loans
Lodging	—	26,664	19,047	45,711
Technology	—	12,997	84,868	97,865
All Other Industries	—	619,471	—	619,471
Total Other	—	659,132	103,915	763,047

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Money Market Funds	172,907,678	—	—	172,907,678
Total Mutual Funds	172,907,678	—	—	172,907,678
Investments in Securities	1,630,098,229	578,877,637	2,036,786	2,211,012,652
Derivatives
Liabilities
Futures Contracts	(25,549)	—	—	(25,549)
Total	1,630,072,680	578,877,637	2,036,786	2,210,987,103

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain residential mortgage-backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain commercial and asset backed securities as well as senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
3,007,275	101,555	101,555	3,007,275

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,637,722,561)	$2,038,104,974
Affiliated issuers (identified cost $172,907,678)	172,907,678
Total investments (identified cost $1,810,630,239)	2,211,012,652
Cash	632
Receivable for:
Investments sold	9,856,105
Capital shares sold	4,655,271
Dividends	1,832,292
Interest	3,663,413
Reclaims	16,195
Prepaid expenses	22,075
Trustees' deferred compensation plan	47,055
Other assets	3,553
Total assets	2,231,109,243
Liabilities
Payable for:
Investments purchased	8,394,689
Investments purchased on a delayed delivery basis	78,953,139
Capital shares purchased	1,257,678
Variation margin	8,438
Investment management fees	34,324
Distribution and/or service fees	17,874
Transfer agent fees	266,723
Administration fees	3,131
Plan administration fees	4,776
Compensation of board members	3,546
Chief compliance officer expenses	175
Other expenses	122,040
Trustees' deferred compensation plan	47,055
Total liabilities	89,113,588
Net assets applicable to outstanding capital stock	$2,141,995,655
Represented by
Paid-in capital	$1,675,742,324
Undistributed net investment income	3,703,421
Accumulated net realized gain	62,193,046
Unrealized appreciation (depreciation) on:
Investments	400,382,413
Futures contracts	(25,549)
Total — representing net assets applicable to outstanding capital stock	$2,141,995,655

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$1,344,070,735
Shares outstanding	36,313,604
Net asset value per share	$37.01
Maximum offering price per share(a)	$39.27
Class B
Net assets	$12,504,337
Shares outstanding	338,767
Net asset value per share	$36.91
Class C
Net assets	$295,665,260
Shares outstanding	8,007,232
Net asset value per share	$36.92
Class K
Net assets	$23,302,968
Shares outstanding	630,451
Net asset value per share	$36.96
Class R
Net assets	$21,444,924
Shares outstanding	579,504
Net asset value per share	$37.01
Class R4
Net assets	$15,595,810
Shares outstanding	418,510
Net asset value per share	$37.27
Class R5
Net assets	$47,848,137
Shares outstanding	1,293,486
Net asset value per share	$36.99
Class Y
Net assets	$17,106,277
Shares outstanding	458,890
Net asset value per share	$37.28
Class Z
Net assets	$364,457,207
Shares outstanding	9,860,570
Net asset value per share	$36.96

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$21,729,731
Dividends — affiliated issuers	144,472
Interest	15,880,265
Foreign taxes withheld	(73,511)
Total income	37,680,957
Expenses:
Investment management fees	11,084,447
Distribution and/or service fees
Class A	2,959,196
Class B	127,450
Class C	2,230,594
Class R	85,981
Transfer agent fees
Class A	1,876,540
Class B	20,248
Class C	352,634
Class K	11,612
Class R	27,229
Class R4	15,939
Class R5	20,531
Class Z	528,009
Administration fees	1,003,963
Plan administration fees
Class K	59,610
Compensation of board members	65,990
Custodian fees	37,359
Printing and postage fees	181,926
Registration fees	186,436
Professional fees	84,734
Chief compliance officer expenses	1,010
Other	43,619
Total expenses	21,005,057
Expense reductions	(3,543)
Total net expenses	21,001,514
Net investment income	16,679,443
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	123,743,136
Foreign currency translations	1,067
Futures contracts	(415,772)
Net realized gain	123,328,431
Net change in unrealized appreciation (depreciation) on:
Investments	152,144,881
Foreign currency translations	(31)
Futures contracts	(29,490)
Net change in unrealized appreciation (depreciation)	152,115,360
Net realized and unrealized gain	275,443,791
Net increase in net assets resulting from operations	$292,123,234

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013(a)
Operations
Net investment income	$16,679,443	$12,524,115
Net realized gain	123,328,431	82,517,728
Net change in unrealized appreciation (depreciation)	152,115,360	80,334,876
Net increase in net assets resulting from operations	292,123,234	175,376,719
Distributions to shareholders
Net investment income
Class A	(10,145,453)	(8,351,330)
Class B	(17,023)	(35,460)
Class C	(294,362)	(242,901)
Class K	(227,333)	(723,281)
Class R	(104,635)	(52,906)
Class R4	(102,651)	(393)
Class R5	(499,676)	(12,563)
Class Y	(172,558)	(24,253)
Class Z	(3,679,726)	(3,857,154)
Total distributions to shareholders	(15,243,417)	(13,300,241)
Increase (decrease) in net assets from capital stock activity	273,518,577	219,958,671
Increase from payment by affiliate (Note 6)	243,303	—
Total increase in net assets	550,641,697	382,035,149
Net assets at beginning of year	1,591,353,958	1,209,318,809
Net assets at end of year	$2,141,995,655	$1,591,353,958
Undistributed net investment income	$3,703,421	$2,171,264

(a) Class R4 and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	9,917,748	341,351,085	8,031,666	246,384,655
Distributions reinvested	266,155	9,181,368	251,262	7,392,506
Redemptions	(5,106,180)	(177,103,822)	(4,492,901)	(135,640,379)
Net increase	5,077,723	173,428,631	3,790,027	118,136,782
Class B shares
Subscriptions	106,482	3,635,445	114,543	3,467,901
Distributions reinvested	447	15,498	1,091	31,219
Redemptions(b)	(153,234)	(5,285,378)	(153,689)	(4,694,705)
Net decrease	(46,305)	(1,634,435)	(38,055)	(1,195,585)
Class C shares
Subscriptions	4,040,423	139,283,691	2,479,652	75,955,846
Distributions reinvested	7,468	260,258	7,404	211,918
Redemptions	(751,921)	(26,065,253)	(432,191)	(13,108,219)
Net increase	3,295,970	113,478,696	2,054,865	63,059,545
Class K shares
Subscriptions	385,555	13,262,953	596,232	18,179,438
Distributions reinvested	6,652	227,269	24,585	723,231
Redemptions	(1,976,240)	(64,732,285)	(561,650)	(17,176,288)
Net increase (decrease)	(1,584,033)	(51,242,063)	59,167	1,726,381
Class R shares
Subscriptions	341,923	11,863,573	402,466	11,958,332
Distributions reinvested	2,517	86,913	1,666	49,376
Redemptions	(177,088)	(6,154,741)	(89,181)	(2,725,958)
Net increase	167,352	5,795,745	314,951	9,281,750
Class R4 shares
Subscriptions	417,642	14,594,294	148,818	4,719,998
Distributions reinvested	1,722	60,808	12	369
Redemptions	(110,599)	(3,941,817)	(39,085)	(1,272,625)
Net increase	308,765	10,713,285	109,745	3,447,742
Class R5 shares
Subscriptions	534,624	18,323,902	944,567	29,428,724
Distributions reinvested	14,489	499,612	404	12,481
Redemptions	(187,080)	(6,480,424)	(14,035)	(452,178)
Net increase	362,033	12,343,090	930,936	28,989,027

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	206,084	7,051,149	316,772	10,174,990
Distributions reinvested	4,974	172,529	192	5,976
Redemptions	(57,518)	(1,993,216)	(11,614)	(374,587)
Net increase	153,540	5,230,462	305,350	9,806,379
Class Z shares
Subscriptions	2,412,087	83,264,768	3,273,648	98,595,867
Distributions reinvested	88,114	3,028,323	109,662	3,225,831
Redemptions	(2,359,519)	(80,887,925)	(3,777,637)	(115,115,048)
Net increase (decrease)	140,682	5,405,166	(394,327)	(13,293,350)
Total net increase	7,875,727	273,518,577	7,132,659	219,958,671

(a) Class R4 and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$31.83		$28.21		$26.06		$23.29		$22.46
Income from investment operations:
Net investment income	0.32		0.28		0.33		0.37		0.35
Net realized and unrealized gain	5.16		3.64		2.97		2.79		0.85
Total from investment operations	5.48		3.92		3.30		3.16		1.20
Less distributions to shareholders:
Net investment income	(0.30)		(0.30)		(0.34)		(0.39)		(0.37)
Net realized gains	—		—		(0.81)		—		—
Total distributions to shareholders	(0.30)		(0.30)		(1.15)		(0.39)		(0.37)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$37.01		$31.83		$28.21		$26.06		$23.29
Total return	17.29%		13.97%		13.14%		13.57%		5.33%
Ratios to average net assets(b)
Total gross expenses	1.09%		1.14%		1.16%		1.10%		1.02%
Total net expenses(c)	1.09	%(d)	1.13	%(d)	1.11	%(d)	1.03	%(d)	1.02	%(d)
Net investment income	0.94%		0.91%		1.24%		1.38%		1.47%
Supplemental data
Net assets, end of period (in thousands)	$1,344,071		$994,163		$774,214		$657,604		$65,112
Portfolio turnover	109	%(e)	141	%(e)	130	%(e)	99%		89%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 58%, 65% and 66% for the years ended August 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$31.75		$28.15		$26.00		$23.24		$22.41
Income from investment operations:
Net investment income	0.06		0.05		0.13		0.17		0.17
Net realized and unrealized gain	5.15		3.63		2.97		2.78		0.85
Total from investment operations	5.21		3.68		3.10		2.95		1.02
Less distributions to shareholders:
Net investment income	(0.05)		(0.08)		(0.14)		(0.19)		(0.19)
Net realized gains	—		—		(0.81)		—		—
Total distributions to shareholders	(0.05)		(0.08)		(0.95)		(0.19)		(0.19)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$36.91		$31.75		$28.15		$26.00		$23.24
Total return	16.40%		13.12%		12.30%		12.71%		4.56%
Ratios to average net assets(b)
Total gross expenses	1.84%		1.89%		1.91%		1.84%		1.77%
Total net expenses(c)	1.84	%(d)	1.88	%(d)	1.86	%(d)	1.78	%(d)	1.77	%(d)
Net investment income	0.18%		0.16%		0.49%		0.64%		0.73%
Supplemental data
Net assets, end of period (in thousands)	$12,504		$12,225		$11,910		$14,227		$6,683
Portfolio turnover	109	%(e)	141	%(e)	130	%(e)	99%		89%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 58%, 65% and 66% for the years ended August 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$31.75		$28.15		$25.99		$23.24		$22.42
Income from investment operations:
Net investment income	0.07		0.05		0.13		0.17		0.17
Net realized and unrealized gain	5.14		3.63		2.98		2.77		0.84
Total from investment operations	5.21		3.68		3.11		2.94		1.01
Less distributions to shareholders:
Net investment income	(0.05)		(0.08)		(0.14)		(0.19)		(0.19)
Net realized gains	—		—		(0.81)		—		—
Total distributions to shareholders	(0.05)		(0.08)		(0.95)		(0.19)		(0.19)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Increase from payment by affiliate	0.01		—		—		—		—
Net asset value, end of period	$36.92		$31.75		$28.15		$25.99		$23.24
Total return	16.44	%(b)	13.12%		12.34%		12.67%		4.51%
Ratios to average net assets(c)
Total gross expenses	1.84%		1.89%		1.91%		1.84%		1.77%
Total net expenses(d)	1.84	%(e)	1.88	%(e)	1.86	%(e)	1.79	%(e)	1.77	%(e)
Net investment income	0.19%		0.16%		0.50%		0.62%		0.71%
Supplemental data
Net assets, end of period (in thousands)	$295,665		$149,581		$74,771		$48,236		$25,462
Portfolio turnover	109	%(f)	141	%(f)	130	%(f)	99%		89%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 58%, 65% and 66% for the years ended August 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class K	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$31.80		$28.18		$26.02		$27.16
Income from investment operations:
Net investment income	0.35		0.31		0.35		0.18
Net realized and unrealized gain (loss)	5.15		3.64		2.98		(1.15	)(b)
Total from investment operations	5.50		3.95		3.33		(0.97)
Less distributions to shareholders:
Net investment income	(0.34)		(0.33)		(0.36)		(0.17)
Net realized gains	—		—		(0.81)		—
Total distributions to shareholders	(0.34)		(0.33)		(1.17)		(0.17)
Net asset value, end of period	$36.96		$31.80		$28.18		$26.02
Total return	17.39%		14.11%		13.26%		(3.59%)
Ratios to average net assets(c)
Total gross expenses	0.97%		1.01%		1.03%		1.02	%(d)
Total net expenses(e)	0.97%		1.01%		1.03%		1.02	%(d)(f)
Net investment income	1.00%		1.02%		1.32%		1.40	%(d)
Supplemental data
Net assets, end of period (in thousands)	$23,303		$70,411		$60,735		$48,799
Portfolio turnover	109	%(g)	141	%(g)	130	%(g)	99%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 58%, 65% and 66% for the years ended August 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$31.82		$28.19		$26.04		$24.62
Income from investment operations:
Net investment income	0.24		0.20		0.27		0.30
Net realized and unrealized gain	5.15		3.65		2.97		1.35
Total from investment operations	5.39		3.85		3.24		1.65
Less distributions to shareholders:
Net investment income	(0.21)		(0.22)		(0.28)		(0.23)
Net realized gains	—		—		(0.81)		—
Total distributions to shareholders	(0.21)		(0.22)		(1.09)		(0.23)
Increase from payment by affiliate	0.01		—		—		—
Net asset value, end of period	$37.01		$31.82		$28.19		$26.04
Total return	17.04	%(b)	13.73%		12.87%		6.70%
Ratios to average net assets(c)
Total gross expenses	1.34%		1.39%		1.42%		1.37	%(d)
Total net expenses(e)	1.34	%(f)	1.38	%(f)	1.36	%(f)	1.28	%(d)(f)
Net investment income	0.69%		0.64%		1.01%		1.20	%(d)
Supplemental data
Net assets, end of period (in thousands)	$21,445		$13,113		$2,740		$457
Portfolio turnover	109	%(g)	141	%(g)	130	%(g)	99%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 58%, 65% and 66% for the years ended August 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$32.03		$28.25
Income from investment operations:
Net investment income	0.42		0.29
Net realized and unrealized gain	5.18		3.76
Total from investment operations	5.60		4.05
Less distributions to shareholders:
Net investment income	(0.38)		(0.27)
Total distributions to shareholders	(0.38)		(0.27)
Increase from payment by affiliate	0.02		—
Net asset value, end of period	$37.27		$32.03
Total return	17.64	%(b)	14.40%
Ratios to average net assets(c)
Total gross expenses	0.84%		0.88	%(d)
Total net expenses(e)	0.84	%(f)	0.88	%(d)(f)
Net investment income	1.21%		1.14	%(d)
Supplemental data
Net assets, end of period (in thousands)	$15,596		$3,515
Portfolio turnover	109	%(g)	141	%(g)

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 58% and 65% for the years ended August 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$31.80		$28.17		$26.02		$27.16
Income from investment operations:
Net investment income	0.45		0.39		0.42		0.24
Net realized and unrealized gain (loss)	5.14		3.64		2.97		(1.18	)(b)
Total from investment operations	5.59		4.03		3.39		(0.94)
Less distributions to shareholders:
Net investment income	(0.42)		(0.40)		(0.43)		(0.20)
Net realized gains	—		—		(0.81)		—
Total distributions to shareholders	(0.42)		(0.40)		(1.24)		(0.20)
Increase from payment by affiliate	0.02		—		—		—
Net asset value, end of period	$36.99		$31.80		$28.17		$26.02
Total return	17.76	%(c)	14.42%		13.52%		(3.46%)
Ratios to average net assets(d)
Total gross expenses	0.73%		0.76%		0.78%		0.75	%(e)
Total net expenses(f)	0.73%		0.76%		0.78%		0.73	%(e)(g)
Net investment income	1.30%		1.26%		1.57%		1.79	%(e)
Supplemental data
Net assets, end of period (in thousands)	$47,848		$29,617		$15		$13
Portfolio turnover	109	%(h)	141	%(h)	130	%(h)	99%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 58%, 65% and 66% for the years ended August 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2014		2013(a)
Per share data
Net asset value, beginning of period	$32.04		$28.25
Income from investment operations:
Net investment income	0.47		0.34
Net realized and unrealized gain	5.19		3.75
Total from investment operations	5.66		4.09
Less distributions to shareholders:
Net investment income	(0.44)		(0.30)
Total distributions to shareholders	(0.44)		(0.30)
Increase from payment by affiliate	0.02		—
Net asset value, end of period	$37.28		$32.04
Total return	17.84	%(b)	14.54%
Ratios to average net assets(c)
Total gross expenses	0.68%		0.70	%(d)
Total net expenses(e)	0.68%		0.70	%(d)
Net investment income	1.35%		1.34	%(d)
Supplemental data
Net assets, end of period (in thousands)	$17,106		$9,784
Portfolio turnover	109	%(f)	141	%(f)

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 58% and 65% for the years ended August 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$31.78		$28.17		$26.02		$23.27		$22.43
Income from investment operations:
Net investment income	0.41		0.35		0.40		0.43		0.41
Net realized and unrealized gain	5.15		3.63		2.96		2.77		0.86
Total from investment operations	5.56		3.98		3.36		3.20		1.27
Less distributions to shareholders:
Net investment income	(0.38)		(0.37)		(0.40)		(0.45)		(0.43)
Net realized gains	—		—		(0.81)		—		—
Total distributions to shareholders	(0.38)		(0.37)		(1.21)		(0.45)		(0.43)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$36.96		$31.78		$28.17		$26.02		$23.27
Total return	17.60%		14.24%		13.42%		13.78%		5.64%
Ratios to average net assets(b)
Total gross expenses	0.84%		0.89%		0.91%		0.83%		0.77%
Total net expenses(c)	0.84	%(d)	0.88	%(d)	0.86	%(d)	0.78	%(d)	0.77	%(d)
Net investment income	1.18%		1.16%		1.49%		1.62%		1.73%
Supplemental data
Net assets, end of period (in thousands)	$364,457		$308,945		$284,934		$229,744		$207,526
Portfolio turnover	109	%(e)	141	%(e)	130	%(e)	99%		89%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 58%, 65% and 66% for the years ended August 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2014

securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued at the average of the bids received, as provided by pricing services.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2014

Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2014

change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2014:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	25,549	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended August 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(415,772)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(29,490)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	36,454,454

*Based on the ending quarterly outstanding amounts for the year ended August 31 , 2014.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2014

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2014

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.60% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time.

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2014

Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares are not subject to transfer agent fees.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.16
Class R5	0.05
Class Z	0.16

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $28,749. The liability remaining at August 31, 2014 for non-recurring charges associated with the lease amounted to $17,539 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2014 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $3,543.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2014

maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,998,663 for Class A, $1,586 for Class B and $27,673 for Class C shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2014 through December 31, 2014	Prior to January 1, 2014
Class A	1.20%	1.19%
Class B	1.95	1.94
Class C	1.95	1.94
Class K	1.12	1.11
Class R	1.45	1.44
Class R4	0.95	0.94
Class R5	0.87	0.86
Class Y	0.82	0.81
Class Z	0.95	0.94

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, derivative investments, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$96,131
Accumulated net realized gain	(96,390)
Paid-in capital	259

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$15,243,417	$13,300,241

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,802,240
Undistributed long-term capital gains	65,545,154
Net unrealized appreciation	397,014,647

At August 31, 2014, the cost of investments for federal income tax purposes was $1,813,998,005 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$399,287,085
Unrealized depreciation	(2,272,438)
Net unrealized appreciation	397,014,647

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2014

For the year ended August 31, 2014, $57,595,508 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $2,185,256,151 and $1,940,156,068, respectively, for the year ended August 31, 2014, of which $1,029,619,705 and $994,856,216, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payment by Affiliate

During the year ended August 31, 2014, the Fund received a payment of $243,303 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from payment by affiliate" on the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

Affiliated shareholders of record owned 49.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund previously held investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc.

(Lehman Brothers) was the counterparty. The notes (with an aggregate principal amount of $696,000) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008. Based on the bankruptcy proceedings and information provided by the bankruptcy court, the Fund recognized realized losses of $628,660 and recorded receivables aggregating $67,340, representing the estimated recoverable balance. During the year ended August 31, 2014, the Fund received approximately $41,731 from the bankruptcy proceedings. In aggregate, the Fund received $192,908 and does not expect any further receipts.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing

Annual Report 2014

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2014

activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Balanced Fund (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

Annual Report 2014

Columbia Balanced Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$68,822,412

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014

Columbia Balanced Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014

Columbia Balanced Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014

Columbia Balanced Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014

Columbia Balanced Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Balanced Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rates of 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.12% for Class K, 1.45% for Class R, 0.95% for Class R4, 0.87% for Class R5, 0.82% for Class Y and 0.95% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014

Columbia Balanced Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the thirty-sixth, seventeenth and twenty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing

Annual Report 2014

Columbia Balanced Fund

Board Consideration and Approval of Advisory Agreement (continued)

mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board

Annual Report 2014

Columbia Balanced Fund

Board Consideration and Approval of Advisory Agreement (continued)

considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014

Columbia Balanced Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Balanced Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN120_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Global Energy and Natural Resources Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Connect with Columbia Management

Get the market insight you need from our investment experts

Investor insight

Stay informed with economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiamanagement.com.

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(e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiamanagement.com/newsletter.

  Investment videos

Watch and discover what our thought leaders are saying about financial markets and the economy. For an analysis of current events and trends that may affect your investments, visit our online video library at columbiamanagement.com/
market-insights/videos.

  Social media

Columbia Management offers you multiple ways to access our market commentary and investment insights.

>  Perspectives blog at columbiamanagement.com
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

>  Twitter.com/ColumbiaMgmt
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

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*Columbia Management investor was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and markets; includes straightforward insight on current investment opportunities

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Not part of the shareholder report

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Global Energy and Natural Resources Fund

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Board Consideration and Approval of Advisory Agreement	43
Important Information About This Report	47

Annual Report 2014

Columbia Global Energy and Natural Resources Fund

Performance Overview

Performance Summary

>  Columbia Global Energy and Natural Resources Fund (the Fund) Class A shares returned 21.00% excluding sales charges for the 12-month period that ended August 31, 2014.

>  The Fund outperformed its Blended Index, which returned 20.17%, and underperformed the S&P North American Natural Resources Sector Index, which returned 23.84% during the same time period.

>  Stock selection, energy positioning and key overweights boosted the Fund's results relative to its Blended Index.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		21.00	8.51	10.69
Including sales charges		14.02	7.23	10.04
Class B*	03/07/11
Excluding sales charges		20.13	7.64	9.72
Including sales charges		15.13	7.34	9.72
Class C*	09/28/07
Excluding sales charges		20.07	7.72	9.88
Including sales charges		19.07	7.72	9.88
Class I*	09/27/10	21.57	8.99	11.06
Class K*	03/07/11	21.21	8.65	10.74
Class R*	09/27/10	20.73	8.24	10.35
Class R4*	11/08/12	21.32	8.79	10.96
Class R5*	11/08/12	21.53	8.86	10.99
Class Z	12/31/92	21.29	8.79	10.95
Blended Index		20.17	9.35	9.86
S&P North American Natural Resources Sector Index		23.84	12.65	11.78

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Index, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the MSCI World Energy Sector Index (Net) and a 40% weighting in the MSCI World Materials Sector Index (Net). The MSCI World Energy Sector Index is a free float-adjusted market capitalization weighted index that represents the energy segment in global developed market equity performance. The MSCI World Materials Sector Index is a free float-adjusted market capitalization weighted index that represents the materials segment in global developed-market equity performance.

The S&P North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Energy Sector Index (Net) and the MSCI World Materials Sector Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
3

Columbia Global Energy and Natural Resources Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
4

Columbia Global Energy and Natural Resources Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 21.00% excluding sales charges. During the same 12-month period, the Fund outperformed its Blended Index, which returned 20.17%, but lagged the S&P North American Natural Resources Sector Index, which returned 23.84%. We believe the Blended Index is a better comparative measure for the Fund, because it is global in scope, as is the Fund. During this 12-month period, stock selection, energy positioning and key overweights aided results relative to the Blended Index. The Fund's global exposure hampered performance compared to the S&P benchmark, as U.S. stocks beat most international markets. Currency hedging had no significant impact on performance.

A Solid Backdrop for Energy and Materials Stocks

The MSCI World Energy Index (Net) climbed 22.18% over the one-year period, compared to an 21.10% gain of the broader MSCI World Index. With a significant number of unplanned supply outages around the world and reasonably strong demand, the outlook for oil prices was strong at the beginning of the period. However, negative demand data out of China, higher volumes out of Libya and continued growth of US production turned a bullish outlook bearish. Oil prices fell during the period, but not in a straight line, as geopolitical tensions in the Middle East and production strength in the United States drove several price gyrations. The price of Brent crude, a common measure of international oil prices, was down just under 10% for the year. Natural gas prices spiked, as another cold winter descended on the United States, but the industry injected more gas into storage than anticipated and prices returned to a level just marginally higher than where they had started the period. Within materials, chemical stocks were solid performers, benefiting from low-cost raw materials and historically large profit margins, while metals and mining and papers and forest products stocks lagged the broader stock market. The MSCI World Materials Index (Net) advanced 16.97% over the one-year period.

Energy Positioning, Key Overweights Aided Performance

During a period that was strong for energy stocks in general, the Fund maintained a performance advantage over its Blended Index in three out of four energy segments: equipment and services, refining and marketing and exploration and production. Within the oil and gas equipment and service industry, Schlumberger and Halliburton, both beneficiaries of North American service activity, were standout performers, and their results for the Fund were bolstered by overweights relative to the Blended Index. Schlumberger is an overall best-in-class oil service franchise, which traded at a discount to the market earlier in the year. We were also attracted by its internal transformational initiatives. Halliburton, another oil service name, also generated a solid gain for the Fund. Halliburton derives a large portion of its revenues and profits from North America, which made it especially attractive in the current environment. Stock selection among exploration and production companies was strong, led by EOG Resources and Anadarko Petroleum, which were both overweight relative to the Blended Index. EOG has been the primary beneficiary of the industry's adoption of horizontal drilling and hydraulic fracturing techniques that have been

Portfolio Management

Josh Kapp, CFA

Jonathan Mogil, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2014)
Chevron Corp. (United States)	5.1
Exxon Mobil Corp. (United States)	5.0
BP PLC (United Kingdom)	4.0
Schlumberger Ltd. (United States)	3.6
Anadarko Petroleum Corp. (United States)	3.5
Rio Tinto PLC (United Kingdom)	3.2
ConocoPhillips (United States)	2.8
Halliburton Co. (United States)	2.8
LyondellBasell Industries NV, Class A (United States)	2.6
Monsanto Co. (United States)	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
5

Columbia Global Energy and Natural Resources Fund

Manager Discussion of Fund Performance (continued)

Country Breakdown (%) (at August 31, 2014)
Australia	3.0
Canada	9.6
France	3.7
Germany	2.0
Ireland	1.4
Italy	0.5
Switzerland	0.5
United Kingdom	14.1
United States(a)	65.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at August 31, 2014)
Chemicals	19.9
Construction Materials	1.2
Containers & Packaging	1.0
Energy Equipment & Services	10.9
Metals & Mining	13.3
Oil, Gas & Consumable Fuels	52.5
Paper & Forest Products	0.7
Money Market Funds	0.2
Total	99.7

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Investment Risks

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks. Securities of issuers in the energy and natural resources industry may underperform other market sectors or the market as a whole and may have greater volatility than other types of investments. Investments in precious metals are considered speculative and are affected by worldwide economic, financial and political factors. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. The Fund should be considered part of an overall investment program, and not a complete investment program. See the Fund's prospectus for more information on these and other risks.

used successfully for years with natural gas. The company has become the largest U.S. onshore oil producer as a result of this technology advancement. Anadarko Petroleum has been a volatile name, plagued by a legal issue for several years. However, the issue was resolved positively in April, and the stock has since rallied. Within the natural resources side of the portfolio, chemicals made a solid contribution to relative results, buoyed by overweights in LyondellBasell and Dow Chemical. Both are go-to names in the industry for exposure to shale dynamics.

Few Disappointments in a Strong Year

The Fund gave up some ground within the integrated oil and gas group, where it has been underweight for some time. A strategy shift led certain companies, especially European names, to increase their focus on capital discipline and shareholder returns. We were skeptical of their commitment to this shift, but the market embraced the strategy and rewarded the group with solid returns, in which the Fund did not fully participate.

The Fund also lost ground in metals and mining, mostly because it had no exposure to aluminum stocks, which were strong performers for the period. Elsewhere, the Fund's use of long and short forward foreign currency contracts to neutralize the long-term impact of currency movements on returns had no material impact on performance.

Looking Ahead

The Fund ended the year with a relative overweight in energy and an underweight in materials, but close to the 60/40 mix of the Blended Index. Within energy, we are currently optimistic about the longer term outlook despite recent oil price weakness. Longer dated prices for oil several years out actually increased during the period or held up better than current prices when prices, in general, turned volatile. With that in mind, we continue to favor oil-related service and equipment companies and exploration and production companies, with underweights in offshore drillers and integrated oils. Both face deteriorating fundamentals, and in the case of the integrated oils, have valuations that we believe are less than compelling. We continue to focus on oil over gas because we expect global oil supply/demand to remain tight and for North American gas prices to stay relatively low. On the materials side, the Fund remains overweight in commodity chemicals, particularly in U.S. companies, which have the potential to continue to benefit from low input costs domestically. However, we scaled down exposure to some names that have performed well, including Lyondell and Dow, to move into others that we believe offer better opportunities for the Fund. We've kept a slight underweight in metals and mining relative to the Blended Index due to ongoing concern about sluggish global growth and surplus production.

Annual Report 2014
6

Columbia Global Energy and Natural Resources Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,092.30	1,018.50	6.73	6.49	1.29
Class B	1,000.00	1,000.00	1,088.00	1,014.76	10.62	10.25	2.04
Class C	1,000.00	1,000.00	1,087.50	1,014.76	10.62	10.25	2.04
Class I	1,000.00	1,000.00	1,094.30	1,020.84	4.28	4.13	0.82
Class K	1,000.00	1,000.00	1,092.70	1,019.35	5.84	5.64	1.12
Class R	1,000.00	1,000.00	1,090.50	1,017.25	8.03	7.75	1.54
Class R4	1,000.00	1,000.00	1,093.40	1,019.75	5.43	5.24	1.04
Class R5	1,000.00	1,000.00	1,094.30	1,020.59	4.54	4.38	0.87
Class Z	1,000.00	1,000.00	1,093.10	1,019.75	5.43	5.24	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
7

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%

Issuer	Shares	Value ($)
Australia 3.0%
BHP Billiton Ltd., ADR	98,584	6,765,820
Origin Energy Ltd.	91,480	1,327,803
Tronox Ltd., Class A	73,844	2,241,904
Woodside Petroleum Ltd.	30,646	1,223,003
Total		11,558,530
Canada 9.6%
Agnico Eagle Mines Ltd.	71,950	2,754,246
Canadian Natural Resources Ltd.	132,850	5,785,617
Cenovus Energy, Inc.	123,360	3,934,631
First Quantum Minerals Ltd.	158,096	3,549,272
Goldcorp, Inc.	135,084	3,791,808
Methanex Corp.	29,662	1,982,015
Silver Wheaton Corp.	57,900	1,448,079
Suncor Energy, Inc.	89,623	3,682,609
Suncor Energy, Inc.	142,450	5,847,092
Tourmaline Oil Corp.(a)	46,530	2,356,670
Yamana Gold, Inc.	226,067	1,921,570
Total		37,053,609
France 3.7%
Air Liquide SA	19,527	2,494,935
Lafarge SA	30,114	2,306,831
Total SA	145,338	9,584,627
Total		14,386,393
Germany 1.9%
BASF SE	73,750	7,586,599
Ireland 1.4%
Weatherford International PLC(a)	224,892	5,327,692
Italy 0.5%
ENI SpA	80,690	2,012,310
Switzerland 0.5%
Clariant AG, Registered Shares	102,850	1,810,420
United Kingdom 14.1%
Anglo American PLC	144,890	3,680,250
BG Group PLC	250,328	4,993,220
BP PLC	1,931,228	15,442,322
BP PLC, ADR	19,258	921,303

Common Stocks (continued)

Issuer	Shares	Value ($)
Cairn Energy PLC(a)	205,110	611,562
Croda International PLC	70,460	2,552,377
Premier Oil PLC	218,693	1,263,460
Randgold Resources Ltd.	22,470	1,896,887
Rio Tinto PLC	228,620	12,196,634
Rio Tinto PLC, ADR	5,720	307,393
Rockhopper Exploration PLC(a)	398,101	626,210
Royal Dutch Shell PLC, Class A	245,060	9,918,674
Total		54,410,292
United States 62.9%
Albemarle Corp.	64,650	4,110,447
Anadarko Petroleum Corp.	120,911	13,625,461
Antero Resources Corp.(a)	29,767	1,722,021
Apache Corp.	50,950	5,188,239
Atwood Oceanics, Inc.(a)	36,480	1,802,477
Bemis Co., Inc.	92,133	3,753,498
Cabot Oil & Gas Corp.	58,703	1,968,899
Celanese Corp., Class A	88,536	5,537,041
Cheniere Energy, Inc.(a)	10,990	882,057
Chevron Corp.	150,363	19,464,490
Cimarex Energy Co.	27,518	3,994,513
Cobalt International Energy, Inc.(a)	23,557	361,600
ConocoPhillips	134,905	10,956,984
Devon Energy Corp.	77,955	5,879,366
Dow Chemical Co. (The)	137,077	7,340,473
Dril-Quip, Inc.(a)	18,624	1,889,777
Eastman Chemical Co.	46,348	3,822,320
EI du Pont de Nemours & Co.	111,771	7,389,181
EOG Resources, Inc.	74,480	8,183,862
EQT Corp.	29,976	2,969,423
Exxon Mobil Corp.	192,889	19,184,740
FMC Technologies, Inc.(a)	63,682	3,938,095
Freeport-McMoRan, Inc.	228,370	8,305,817
Halliburton Co.	158,167	10,693,671
Independence Contract Drilling, Inc.(a)	100,000	1,150,000
International Paper Co.	54,216	2,626,765
Kinder Morgan, Inc.	29,656	1,193,951
Kosmos Energy Ltd.(a)	170,491	1,708,320
LyondellBasell Industries NV, Class A	88,855	10,160,569

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Marathon Petroleum Corp.	12,909	1,174,848
Martin Marietta Materials, Inc.	19,268	2,523,337
Monsanto Co.	86,403	9,992,507
Mosaic Co. (The)	86,898	4,150,249
Noble Energy, Inc.	25,739	1,856,812
Nucor Corp.	91,690	4,980,601
Occidental Petroleum Corp.	93,799	9,729,770
ONEOK, Inc.	30,619	2,149,454
PBF Energy, Inc., Class A	26,703	758,632
Peabody Energy Corp.	41,104	652,732
Phillips 66	54,052	4,703,605
PPG Industries, Inc.	9,505	1,956,699
Praxair, Inc.	29,149	3,834,551
Range Resources Corp.	12,490	981,589
Schlumberger Ltd.	126,605	13,880,972
SemGroup Corp., Class A	23,406	2,053,408
Superior Energy Services, Inc.	96,848	3,471,032
Valero Energy Corp.	24,352	1,318,417
Williams Companies, Inc. (The)	59,260	3,522,414
Total		243,495,686
Total Common Stocks (Cost: $292,892,929)		377,641,531

Warrants 0.3%

Issuer	Shares	Value ($)
United States 0.3%
Kinder Morgan, Inc.(a)	351,586	1,374,701
Total Warrants (Cost: $1,791,083)		1,374,701

Limited Partnerships 1.6%

United States 1.6%
Enterprise Products Partners LP	53,822	2,186,788
PBF Logistics LP	66,267	1,654,024
Plains GP Holdings LP, Class A	72,400	2,234,264
Total		6,075,076
Total Limited Partnerships (Cost: $4,785,269)		6,075,076

Money Market Funds 0.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(b)(c)	660,004	660,004
Total Money Market Funds (Cost: $660,004)		660,004
Total Investments (Cost: $300,129,285)		385,751,312
Other Assets & Liabilities, Net		1,179,352
Net Assets		386,930,664

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2014

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman, Sachs & Co.	09/22/2014	9,003,012	USD	9,723,000	AUD	65,778	—
Goldman, Sachs & Co.	09/22/2014	3,165,814	USD	3,459,000	CAD	14,072	—
Goldman, Sachs & Co.	09/22/2014	4,727,505	USD	4,293,000	CHF	—	(50,482)
Goldman, Sachs & Co.	09/22/2014	787,309	USD	4,383,000	DKK	—	(14,051)
Goldman, Sachs & Co.	09/22/2014	20,122,753	USD	15,034,000	EUR	—	(366,741)
Goldman, Sachs & Co.	09/22/2014	3,925,543	USD	2,328,000	GBP	—	(61,290)
Goldman, Sachs & Co.	09/22/2014	787,167	USD	2,698,000	ILS	—	(32,276)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2014

Forward Foreign Currency Exchange Contracts Open at August 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman, Sachs & Co.	09/22/2014	14,518,178	USD	1,494,654,000	JPY	—	(150,609)
Goldman, Sachs & Co.	09/22/2014	5,488,942	USD	34,562,000	NOK	83,735	—
Goldman, Sachs & Co.	09/22/2014	1,573,197	USD	1,864,000	NZD	—	(16,912)
Goldman, Sachs & Co.	09/22/2014	2,753,499	USD	18,984,000	SEK	—	(37,483)
Goldman, Sachs & Co.	09/22/2014	1,206,944	USD	1,506,000	SGD	—	(1,246)
Goldman, Sachs & Co.	09/22/2014	764,875	USD	957,000	SGD	1,296	—
Total						164,881	(731,090)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,195,833	79,404,715	(79,940,544)	660,004	1,819	660,004

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Energy	190,867,246	47,003,189	—	237,870,435
Materials	105,246,161	34,524,935	—	139,771,096
Warrants
Energy	1,374,701	—	—	1,374,701
Total Equity Securities	297,488,108	81,528,124	—	379,016,232
Other
Limited Partnerships	6,075,076	—	—	6,075,076
Total Other	6,075,076	—	—	6,075,076
Mutual Funds
Money Market Funds	660,004	—	—	660,004
Total Mutual Funds	660,004	—	—	660,004
Investments in Securities	304,223,188	81,528,124	—	385,751,312
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	164,881	—	164,881
Liabilities
Forward Foreign Currency Exchange Contracts	—	(731,090)	—	(731,090)
Total	304,223,188	80,961,915	—	385,185,103

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Global Energy and Natural Resources Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $299,469,281)	$385,091,308
Affiliated issuers (identified cost $660,004)	660,004
Total investments (identified cost $300,129,285)	385,751,312
Cash	221
Unrealized appreciation on forward foreign currency exchange contracts	164,881
Receivable for:
Investments sold	5,922
Capital shares sold	412,867
Dividends	1,561,275
Reclaims	48,861
Prepaid expenses	4,247
Trustees' deferred compensation plan	38,093
Total assets	387,987,679
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	731,090
Payable for:
Investments purchased	6,177
Capital shares purchased	168,973
Investment management fees	7,282
Distribution and/or service fees	1,455
Transfer agent fees	54,401
Administration fees	633
Plan administration fees	16
Compensation of board members	1,086
Chief compliance officer expenses	34
Other expenses	47,775
Trustees' deferred compensation plan	38,093
Total liabilities	1,057,015
Net assets applicable to outstanding capital stock	$386,930,664
Represented by
Paid-in capital	$286,859,328
Undistributed net investment income	73,454
Accumulated net realized gain	14,951,684
Unrealized appreciation (depreciation) on:
Investments	85,622,027
Foreign currency translations	(9,620)
Forward foreign currency exchange contracts	(566,209)
Total — representing net assets applicable to outstanding capital stock	$386,930,664

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Global Energy and Natural Resources Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$130,691,656
Shares outstanding	5,232,580
Net asset value per share	$24.98
Maximum offering price per share(a)	$26.50
Class B
Net assets	$2,346,072
Shares outstanding	97,362
Net asset value per share	$24.10
Class C
Net assets	$16,745,254
Shares outstanding	694,746
Net asset value per share	$24.10
Class I
Net assets	$41,700,451
Shares outstanding	1,655,939
Net asset value per share	$25.18
Class K
Net assets	$79,252
Shares outstanding	3,156
Net asset value per share	$25.11
Class R
Net assets	$3,131,469
Shares outstanding	125,557
Net asset value per share	$24.94
Class R4
Net assets	$12,899,258
Shares outstanding	505,528
Net asset value per share	$25.52
Class R5
Net assets	$4,578,262
Shares outstanding	179,261
Net asset value per share	$25.54
Class Z
Net assets	$174,758,990
Shares outstanding	6,955,870
Net asset value per share	$25.12

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Global Energy and Natural Resources Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$9,706,142
Dividends — affiliated issuers	1,819
Foreign taxes withheld	(505,012)
Total income	9,202,949
Expenses:
Investment management fees	2,627,816
Distribution and/or service fees
Class A	312,051
Class B	26,739
Class C	158,643
Class R	12,080
Transfer agent fees
Class A	280,214
Class B	6,025
Class C	35,645
Class K	38
Class R	5,411
Class R4	23,452
Class R5	2,006
Class Z	392,063
Administration fees	228,506
Plan administration fees
Class K	189
Compensation of board members	30,280
Custodian fees	15,678
Printing and postage fees	79,937
Registration fees	105,059
Professional fees	34,148
Chief compliance officer expenses	205
Other	12,515
Total expenses	4,388,700
Expense reductions	(2,380)
Total net expenses	4,386,320
Net investment income	4,816,629
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	22,134,823
Foreign currency translations	258,469
Forward foreign currency exchange contracts	(1,570,770)
Options contracts written	12,282
Net realized gain	20,834,804
Net change in unrealized appreciation (depreciation) on:
Investments	46,402,638
Foreign currency translations	(8,337)
Forward foreign currency exchange contracts	318,613
Net change in unrealized appreciation (depreciation)	46,712,914
Net realized and unrealized gain	67,547,718
Net increase in net assets resulting from operations	$72,364,347

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Global Energy and Natural Resources Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013(a)
Operations
Net investment income	$4,816,629	$5,542,203
Net realized gain	20,834,804	30,545,564
Net change in unrealized appreciation (depreciation)	46,712,914	(11,504,813)
Net increase in net assets resulting from operations	72,364,347	24,582,954
Distributions to shareholders
Net investment income
Class A	(782,389)	(463,199)
Class B	—	(554)
Class C	—	(2,626)
Class I	(629,305)	(227,483)
Class K	(611)	(367)
Class R	(8,739)	(3,246)
Class R4	(112,916)	(7)
Class R5	(40,140)	(7)
Class Z	(1,549,882)	(1,467,544)
Net realized gains
Class A	(1,619,315)	—
Class B	(40,187)	—
Class C	(219,569)	—
Class I	(750,650)	—
Class K	(992)	—
Class R	(29,313)	—
Class R4	(172,825)	—
Class R5	(50,556)	—
Class Z	(2,319,659)	—
Total distributions to shareholders	(8,327,048)	(2,165,033)
Increase (decrease) in net assets from capital stock activity	(41,619,168)	(144,474,491)
Total increase (decrease) in net assets	22,418,131	(122,056,570)
Net assets at beginning of year	364,512,533	486,569,103
Net assets at end of year	$386,930,664	$364,512,533
Undistributed (excess of distributions over) net investment income	$73,454	$(460,740)

(a) Class R4 and Class R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Global Energy and Natural Resources Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,665,611	38,827,931	808,718	16,675,726
Distributions reinvested	106,463	2,338,985	21,779	444,056
Redemptions	(1,803,353)	(42,576,672)	(1,717,441)	(35,486,049)
Net decrease	(31,279)	(1,409,756)	(886,944)	(18,366,267)
Class B shares
Subscriptions	8,466	193,632	10,103	204,372
Distributions reinvested	1,812	38,616	27	536
Redemptions(b)	(60,937)	(1,356,384)	(63,414)	(1,268,232)
Net decrease	(50,659)	(1,124,136)	(53,284)	(1,063,324)
Class C shares
Subscriptions	74,863	1,721,282	76,239	1,542,276
Distributions reinvested	9,269	197,611	116	2,266
Redemptions	(142,942)	(3,162,678)	(282,669)	(5,661,719)
Net decrease	(58,810)	(1,243,785)	(206,314)	(4,117,177)
Class I shares
Subscriptions	360,746	8,312,426	717,724	14,269,988
Distributions reinvested	62,508	1,379,541	11,140	227,389
Redemptions	(866,986)	(19,726,204)	(58,269)	(1,233,639)
Net increase (decrease)	(443,732)	(10,034,237)	670,595	13,263,738
Class K shares
Distributions reinvested	69	1,514	17	349
Redemptions	(159)	(3,930)	(589)	(12,449)
Net decrease	(90)	(2,416)	(572)	(12,100)
Class R shares
Subscriptions	76,964	1,815,492	45,336	947,297
Distributions reinvested	1,729	37,999	159	3,239
Redemptions	(32,238)	(762,045)	(27,580)	(571,512)
Net increase	46,455	1,091,446	17,915	379,024
Class R4 shares
Subscriptions	628,818	14,718,409	85,962	1,821,595
Distributions reinvested	12,754	285,679	—	—
Redemptions	(209,252)	(4,897,763)	(12,754)	(268,078)
Net increase	432,320	10,106,325	73,208	1,553,517
Class R5 shares
Subscriptions	144,671	3,216,269	54,663	1,180,775
Distributions reinvested	4,046	90,628	—	—
Redemptions	(18,581)	(440,369)	(5,538)	(117,800)
Net increase	130,136	2,866,528	49,125	1,062,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Global Energy and Natural Resources Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	461,853	10,787,460	780,758	16,237,189
Distributions reinvested	167,347	3,691,681	58,857	1,205,839
Redemptions	(2,465,234)	(56,348,278)	(7,476,400)	(154,617,905)
Net decrease	(1,836,034)	(41,869,137)	(6,636,785)	(137,174,877)
Total net decrease	(1,811,693)	(41,619,168)	(6,973,056)	(144,474,491)

(a) Class R4 and Class R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Global Energy and Natural Resources Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,						Year Ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$21.07		$20.04		$20.89		$25.57		$20.11		$13.62
Income from investment operations:
Net investment income (loss)	0.26		0.24		0.06		0.05		(0.02)		(0.02)
Net realized and unrealized gain (loss)	4.10		0.87		(0.88)		(4.32)		5.49		6.52
Total from investment operations	4.36		1.11		(0.82)		(4.27)		5.47		6.50
Less distributions to shareholders:
Net investment income	(0.14)		(0.08)		(0.03)		(0.05)		(0.01)		(0.01)
Net realized gains	(0.31)		—		—		(0.36)		—		—
Total distributions to shareholders	(0.45)		(0.08)		(0.03)		(0.41)		(0.01)		(0.01)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$24.98		$21.07		$20.04		$20.89		$25.57		$20.11
Total return	21.00%		5.54%		(3.90%)		(16.64%)		27.20%		47.76%
Ratios to average net assets(c)
Total gross expenses	1.30%		1.32	%(d)	1.34	%(e)	1.28	%(d)	1.26	%(d)	1.21	%(d)
Total net expenses(f)	1.30	%(g)	1.32	%(d)(g)	1.34	%(e)(g)	1.28	%(d)(g)	1.26	%(d)(g)	1.21	%(d)(g)
Net investment income (loss)	1.13%		1.17%		0.79	%(e)	0.21%		(0.08%)		(0.10%)
Supplemental data
Net assets, end of period (in thousands)	$130,692		$110,896		$123,271		$145,298		$69,938		$50,812
Portfolio turnover	34%		73%		14%		167%		551%		523%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class B	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$20.35		$19.44		$20.29		$24.96		$24.77
Income from investment operations:
Net investment income (loss)	0.08		0.08		(0.00	)(c)	(0.11)		(0.03)
Net realized and unrealized gain (loss)	3.98		0.83		(0.85)		(4.20)		0.22
Total from investment operations	4.06		0.91		(0.85)		(4.31)		0.19
Less distributions to shareholders:
Net investment income	—		(0.00	)(c)	—		—		—
Net realized gains	(0.31)		—		—		(0.36)		—
Total distributions to shareholders	(0.31)		(0.00	)(c)	—		(0.36)		—
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—
Net asset value, end of period	$24.10		$20.35		$19.44		$20.29		$24.96
Total return	20.13%		4.70%		(4.19%)		(17.24%)		0.77%
Ratios to average net assets(d)
Total gross expenses	2.05%		2.06	%(e)	2.09	%(f)	2.01	%(e)	2.20	%(e)(f)
Total net expenses(g)	2.05	%(h)	2.06	%(e)(h)	2.09	%(f)(h)	2.01	%(e)(h)	2.20	%(e)(f)(h)
Net investment income (loss)	0.35%		0.40%		(0.00	%)(c)(f)	(0.54%)		(2.14	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$2,346		$3,013		$3,913		$5,837		$58
Portfolio turnover	34%		73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$20.36		$19.44		$20.30		$24.96		$19.78		$13.47
Income from investment operations:
Net investment income (loss)	0.08		0.08		0.00	(b)	(0.12)		(0.17)		(0.15)
Net realized and unrealized gain (loss)	3.97		0.84		(0.86)		(4.18)		5.35		6.46
Total from investment operations	4.05		0.92		(0.86)		(4.30)		5.18		6.31
Less distributions to shareholders:
Net investment income	—		(0.00	)(b)	—		—		—		—
Net realized gains	(0.31)		—		—		(0.36)		—		—
Total distributions to shareholders	(0.31)		(0.00	)(b)	—		(0.36)		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$24.10		$20.36		$19.44		$20.30		$24.96		$19.78
Total return	20.07%		4.75%		(4.24%)		(17.20%)		26.19%		46.84%
Ratios to average net assets(c)
Total gross expenses	2.05%		2.06	%(d)	2.09	%(e)	2.02	%(d)	2.01	%(d)	1.96	%(d)
Total net expenses(f)	2.05	%(g)	2.06	%(d)(g)	2.09	%(e)(g)	2.02	%(d)(g)	2.01	%(d)(g)	1.96	%(d)(g)
Net investment income (loss)	0.38%		0.41%		0.04	%(e)	(0.55%)		(0.83%)		(0.84%)
Supplemental data
Net assets, end of period (in thousands)	$16,745		$15,340		$18,661		$22,785		$25,494		$16,420
Portfolio turnover	34%		73%		14%		167%		551%		523%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,					Year Ended March 31,
Class I	2014	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$21.24	$20.15		$21.02		$25.70		$18.82
Income from investment operations:
Net investment income	0.36	0.35		0.10		0.11		0.05
Net realized and unrealized gain (loss)	4.14	0.87		(0.89)		(4.30)		6.86
Total from investment operations	4.50	1.22		(0.79)		(4.19)		6.91
Less distributions to shareholders:
Net investment income	(0.25)	(0.13)		(0.08)		(0.13)		(0.03)
Net realized gains	(0.31)	—		—		(0.36)		—
Total distributions to shareholders	(0.56)	(0.13)		(0.08)		(0.49)		(0.03)
Proceeds from regulatory settlements	—	—		—		0.00	(c)	—
Net asset value, end of period	$25.18	$21.24		$20.15		$21.02		$25.70
Total return	21.57%	6.06%		(3.72%)		(16.23%)		36.74%
Ratios to average net assets(d)
Total gross expenses	0.82%	0.83	%(e)	0.86	%(f)	0.80	%(e)	0.85	%(e)(f)
Total net expenses(g)	0.82%	0.83	%(e)	0.86	%(f)	0.80	%(e)(h)	0.85	%(e)(f)(h)
Net investment income	1.56%	1.70%		1.29	%(f)	0.49%		0.38	%(f)
Supplemental data
Net assets, end of period (in thousands)	$41,700	$44,595		$28,803		$29,761		$115,953
Portfolio turnover	34%	73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,					Year Ended March 31,
Class K	2014	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$21.18	$20.13		$20.99		$25.67		$25.48
Income from investment operations:
Net investment income (loss)	0.30	0.28		0.07		0.09		(0.01)
Net realized and unrealized gain (loss)	4.12	0.87		(0.88)		(4.33)		0.22
Total from investment operations	4.42	1.15		(0.81)		(4.24)		0.21
Less distributions to shareholders:
Net investment income	(0.18)	(0.10)		(0.05)		(0.08)		(0.02)
Net realized gains	(0.31)	—		—		(0.36)		—
Total distributions to shareholders	(0.49)	(0.10)		(0.05)		(0.44)		(0.02)
Proceeds from regulatory settlements	—	—		—		0.00	(c)	—
Net asset value, end of period	$25.11	$21.18		$20.13		$20.99		$25.67
Total return	21.21%	5.71%		(3.85%)		(16.45%)		0.82%
Ratios to average net assets(d)
Total gross expenses	1.12%	1.13	%(e)	1.16	%(f)	1.11	%(e)	1.26	%(e)(f)
Total net expenses(g)	1.12%	1.13	%(e)	1.16	%(f)	1.11	%(e)(h)	1.26	%(e)(f)(h)
Net investment income (loss)	1.31%	1.35%		0.90	%(f)	0.43%		(0.57	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$79	$69		$77		$109		$3
Portfolio turnover	34%	73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class R	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$21.03		$20.03		$20.88		$25.56		$18.76
Income from investment operations:
Net investment income (loss)	0.21		0.21		0.05		0.02		(0.02)
Net realized and unrealized gain (loss)	4.10		0.84		(0.89)		(4.33)		6.82
Total from investment operations	4.31		1.05		(0.84)		(4.31)		6.80
Less distributions to shareholders:
Net investment income	(0.09)		(0.05)		(0.01)		(0.01)		—
Net realized gains	(0.31)		—		—		(0.36)		—
Total distributions to shareholders	(0.40)		(0.05)		(0.01)		(0.37)		—
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—
Net asset value, end of period	$24.94		$21.03		$20.03		$20.88		$25.56
Total return	20.73%		5.27%		(4.04%)		(16.80%)		36.25%
Ratios to average net assets(d)
Total gross expenses	1.55%		1.57	%(e)	1.59	%(f)	1.55	%(e)	1.60	%(e)(f)
Total net expenses(g)	1.55	%(h)	1.57	%(e)(h)	1.59	%(f)(h)	1.55	%(e)(h)	1.60	%(e)(f)(h)
Net investment income (loss)	0.90%		1.01%		0.61	%(f)	0.11%		(0.13	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$3,131		$1,664		$1,226		$880		$55
Portfolio turnover	34%		73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$21.51		$20.25
Income from investment operations:
Net investment income	0.35		0.35
Net realized and unrealized gain	4.17		0.96
Total from investment operations	4.52		1.31
Less distributions to shareholders:
Net investment income	(0.20)		(0.05)
Net realized gains	(0.31)		—
Total distributions to shareholders	(0.51)		(0.05)
Net asset value, end of period	$25.52		$21.51
Total return	21.32%		6.50%
Ratios to average net assets(b)
Total gross expenses	1.05%		1.06	%(c)
Total net expenses(d)	1.05	%(e)	1.06	%(c)(e)
Net investment income	1.49%		2.05	%(c)
Supplemental data
Net assets, end of period (in thousands)	$12,899		$1,575
Portfolio turnover	34%		73%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$21.53	$20.25
Income from investment operations:
Net investment income	0.37	0.34
Net realized and unrealized gain	4.19	1.00
Total from investment operations	4.56	1.34
Less distributions to shareholders:
Net investment income	(0.24)	(0.06)
Net realized gains	(0.31)	—
Total distributions to shareholders	(0.55)	(0.06)
Net asset value, end of period	$25.54	$21.53
Total return	21.53%	6.63%
Ratios to average net assets(b)
Total gross expenses	0.87%	0.88	%(c)
Total net expenses(d)	0.87%	0.88	%(c)
Net investment income	1.58%	2.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,578	$1,058
Portfolio turnover	34%	73%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$21.19		$20.13		$21.00		$25.67		$20.17		$13.66
Income from investment operations:
Net investment income	0.32		0.28		0.08		0.09		0.03		0.04
Net realized and unrealized gain (loss)	4.12		0.88		(0.89)		(4.31)		5.51		6.52
Total from investment operations	4.44		1.16		(0.81)		(4.22)		5.54		6.56
Less distributions to shareholders:
Net investment income	(0.20)		(0.10)		(0.06)		(0.09)		(0.04)		(0.05)
Net realized gains	(0.31)		—		—		(0.36)		—		—
Total distributions to shareholders	(0.51)		(0.10)		(0.06)		(0.45)		(0.04)		(0.05)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$25.12		$21.19		$20.13		$21.00		$25.67		$20.17
Total return	21.29%		5.80%		(3.84%)		(16.37%)		27.47%		48.12%
Ratios to average net assets(c)
Total gross expenses	1.05%		1.07	%(d)	1.09	%(e)	1.01	%(d)	1.01	%(d)	0.96	%(d)
Total net expenses(f)	1.05	%(g)	1.07	%(d)(g)	1.09	%(e)(g)	1.01	%(d)(g)	1.01	%(d)(g)	0.96	%(d)(g)
Net investment income	1.36%		1.35%		1.03	%(e)	0.42%		0.17%		0.21%
Supplemental data
Net assets, end of period (in thousands)	$174,759		$186,303		$310,620		$390,028		$704,685		$622,471
Portfolio turnover	34%		73%		14%		167%		551%		523%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Global Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally

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28

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2014

determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses)

arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are

Annual Report 2014
29

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2014

required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option

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30

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2014

contracts to decrease the Fund's exposure to equity market risk and to increase return on investments, protect gains and facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended August 31, 2014 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at August 31, 2013	—	—
Opened	435	29,448
Exercised	(225)	(17,166)
Expired	(210)	(12,282)
Balance at August 31, 2014	—	—

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	164,881	—	164,881	164,881	—	—	—
Total	164,881	—	164,881	164,881	—	—	—

Annual Report 2014
31

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2014

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	731,090	—	731,090	164,881	—	—	566,209
Total	731,090	—	731,090	164,881	—	—	566,209

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	164,881
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	731,090

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended August 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	12,282	12,282
Foreign exchange risk	(1,570,770)	—	(1,570,770)
Total	(1,570,770)	12,282	(1,558,488)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	318,613

The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2014:

Derivative Instrument	Average Market Value ($)*
Options contracts — Written	(2,885)
Derivative Instrument	Average Unrealized Appreciation ($)**	Average Unrealized Depreciation ($)**
Forward foreign currency exchange contracts	432,630	(874,033)

*Based on the ending daily outstanding amounts for the year ended August 31, 2014. While there was no market value of options contracts — written outstanding at any quarter end, the Fund did enter into written options contracts during the year; the gain (loss) associated with this activity is presented in the Statement of Operations.

**Based on the ending quarterly outstanding amounts for the year ended August 31, 2014.

Annual Report 2014
32

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2014

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.06% of the Fund's average daily net assets.

Annual Report 2014
33

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2014

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.23
Class C	0.22
Class K	0.05
Class R	0.22
Class R4	0.22
Class R5	0.05
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $2,380.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $127,679 for Class A, $2,175 for Class B and $471 for Class C shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

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34

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2014

from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through December 31, 2014
Class A	1.50%
Class B	2.25
Class C	2.25
Class I	1.08
Class K	1.38
Class R	1.75
Class R4	1.25
Class R5	1.13
Class Z	1.25

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings, late-year ordinary losses, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,158,453)
Accumulated net realized gain	1,158,452
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$3,123,982	$2,165,033
Long-term capital gains	5,203,066	—
Total	$8,327,048	$2,165,033

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,319,821
Undistributed long-term capital gains	11,889,187
Net unrealized appreciation	83,442,442

At August 31, 2014, the cost of investments for federal income tax purposes was $302,308,870 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$89,195,289
Unrealized depreciation	(5,752,847)
Net unrealized appreciation	$83,442,442

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2014, the Fund will elect to treat late-year ordinary losses of $498,212 as arising on September 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally,

Annual Report 2014
35

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2014

the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $129,328,242 and $176,430,785, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, two unaffiliated shareholders of record owned 28.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 39.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise

Annual Report 2014
36

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2014

Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
37

Columbia Global Energy and Natural Resources Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Energy and Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Energy and Natural Resources Fund (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

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38

Columbia Global Energy and Natural Resources Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	52.89%
Capital Gain Dividend	$16,574,228

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
39

Columbia Global Energy and Natural Resources Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributors); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
40

Columbia Global Energy and Natural Resources Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
41

Columbia Global Energy and Natural Resources Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
42

Columbia Global Energy and Natural Resources Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Global Energy and Natural Resources Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.08% for Class I shares, 1.38% for Class K shares, 1.75% for Class R shares, 1.25% for Class R4 shares, 1.13% for Class R5 shares and 1.25% for Class Z shares;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

Annual Report 2014
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Columbia Global Energy and Natural Resources Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the 45th, 39th and 72nd percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2014
44

Columbia Global Energy and Natural Resources Fund

Board Consideration and Approval of Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the 3rd and 2nd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After

Annual Report 2014
45

Columbia Global Energy and Natural Resources Fund

Board Consideration and Approval of Advisory Agreement (continued)

reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
46

Columbia Global Energy and Natural Resources Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
47

Columbia Global Energy and Natural Resources Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN144_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Small Cap Core Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Small Cap Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Advisory Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Small Cap Core Fund

Performance Overview

Performance Summary

>  Columbia Small Cap Core Fund (the Fund) Class A shares returned 14.73% excluding sales charges for the 12-month period that ended August 31, 2014.

>  During the same 12-month period, the Fund underperformed both the Russell 2000 Index, which returned 17.68%, and the S&P SmallCap 600 Index, which returned 18.70%.

>  Security selection generally accounted for the shortfall relative to the Russell 2000 Index during the period.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		14.73	15.91	9.24
Including sales charges		8.15	14.54	8.59
Class B	11/01/98
Excluding sales charges		13.92	15.07	8.42
Including sales charges		8.92	14.84	8.42
Class C	11/18/02
Excluding sales charges		13.90	15.04	8.42
Including sales charges		12.90	15.04	8.42
Class I*	09/27/10	15.31	16.38	9.59
Class R4*	11/08/12	15.02	16.19	9.50
Class R5*	11/08/12	15.30	16.28	9.55
Class T	02/12/93
Excluding sales charges		14.71	15.86	9.18
Including sales charges		8.12	14.49	8.53
Class W*	09/27/10	14.73	15.92	9.24
Class Y*	11/08/12	15.33	16.29	9.55
Class Z	12/14/92	15.04	16.20	9.51
Russell 2000 Index		17.68	17.03	9.36
S&P SmallCap 600 Index		18.70	18.72	10.51

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Small Cap Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Small Cap Core Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard D'Auteuil

Jeffrey Hershey, CFA

Paul Szczygiel, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2014)
Providence Service Corp. (The)	2.0
John Wiley & Sons, Inc., Class A	1.5
OFG Bancorp	1.4
Belden, Inc.	1.4
Air Methods Corp.	1.4
Tetra Technologies, Inc.	1.3
Sensient Technologies Corp.	1.3
Progress Software Corp.	1.2
Staar Surgical Co.	1.1
InterDigital, Inc.	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 14.73% excluding sales charges. Over the same period, the Fund's benchmarks, the Russell 2000 Index and S&P SmallCap 600 Index, advanced 17.68% and 18.70%, respectively. Security selection hurt the Fund's performance relative to the Russell index during this period. We kept our focus on profitable small-cap companies with strong management teams, solid balance sheets and good long-term earnings growth prospects. As always, we bought these stocks when they were under pressure and we could see catalysts — such as a restructuring, management change or activist involvement — with the potential to propel their share prices higher. The Fund lost ground by avoiding companies that were not making money, including high flying stocks in the biotechnology and technology industries, and not owning high-priced, dividend-paying utilities and real estate investment trusts, all of which were top performers in the Russell index over the 12-month period.

Economic Expansion Gained Traction

U.S. stocks benefited from improved economic growth this past year. After being stalled by harsh winter weather, gross domestic product finally broke through 3.0%, with a 4.6% gain in the second quarter of 2014. Favorable indicators included an unemployment rate of 6.1%, a strong rise in manufacturing activity over the spring and summer, and a rebound in corporate profit growth during the second half of the reporting period. Consumer confidence reached a seven-year high, as the yield on the 10-year Treasury declined and the Federal Reserve gradually tapered its bond buying. All of these positives outweighed concern over geopolitical tensions, dysfunction in Washington and the timing of higher interest rates. Against this backdrop, small-cap stocks rallied but lagged their large- and mid-cap peers, as investors locked in profits and digested the sector's huge gains from 2013.

Security Selection in Industrials Disappointed

Stock selection in industrials, which was the Fund's biggest overweight, detracted the most from relative performance. Individual disappointments included air freight carrier Atlas Air Worldwide Holdings, whose share price declined as the industry struggled with weaker-than-expected commercial and military demand along with excess freight capacity. Security selection in materials also hurt, as a number of stocks lagged the sector's return in the Russell index. Among them was a new addition this year, metal service business AM Castle, which remained under pressure due to challenging conditions in some of its end markets and a slower-than-expected turnaround under new management. Energy was a modest relative detractor, as 10 out of the Fund's 14 energy holdings underperformed the sector's return in the Russell index. Stock picks in consumer staples further hampered relative performance, largely because of an investment in beauty products company Elizabeth Arden. Its shares plunged as revenues deteriorated, causing potential buyers to pass on extending a purchase offer. Elsewhere, individual detractors included teen retailer Wet Seal, whose shares fell due to a challenging retail environment and the new CEO's failure to find the right mix of merchandise.

Annual Report 2014
4

Columbia Small Cap Core Fund

Manager Discussion of Fund Performance (continued)

Biggest Wins from Individual Stocks across Sectors

Security selection in the information technology sector gave the biggest boost to relative performance, as a number of positions in aggregate pushed the Fund's information technology return ahead of the Russell index. Top individual contributors, however, came from other sectors. They included privatized social services company Providence Service and air medical transport company Air Methods, both in the healthcare sector. Providence's stock rallied sharply following news in April that the company would buy Australia-based Ingeus to expand its global footprint. Air Methods, which is the largest provider of air medical transportation services in the U.S., saw its stock boosted by recent accretive acquisitions and expectations that expanded insurance coverage would benefit its payer base. In industrials, shares of Argan, which designs and builds power generation plants, rose following news the company had won two new large contracts, bolstering its earnings outlook.

Looking Ahead

We're optimistic at this time about the prospects for small-cap stocks, which have lagged large-cap stocks over the past year but historically have outperformed them over multi-year periods. We believe small companies, which are mostly domestically focused, also stand to benefit the most from an improving U.S. economy. We plan to remain focused on companies that we believe have good upside potential and that we can hold for three to five years. However, we may eliminate some smaller positions, modestly reducing the roughly 175 names in the portfolio at period end. The Fund closed the period with overweights in the industrials and information technology sectors.

Portfolio Breakdown (%) (at August 31, 2014)
Common Stocks	99.0
Consumer Discretionary	11.1
Consumer Staples	0.6
Energy	6.9
Financials	18.8
Health Care	12.5
Industrials	18.8
Information Technology	21.8
Materials	5.8
Telecommunication Services	0.8
Utilities	1.9
Money Market Funds	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Small Cap Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	998.00	1,018.20	6.72	6.79	1.35
Class B	1,000.00	1,000.00	994.60	1,014.46	10.44	10.55	2.10
Class C	1,000.00	1,000.00	994.60	1,014.46	10.44	10.55	2.10
Class I	1,000.00	1,000.00	1,000.50	1,020.59	4.34	4.38	0.87
Class R4	1,000.00	1,000.00	999.50	1,019.45	5.48	5.54	1.10
Class R5	1,000.00	1,000.00	1,000.50	1,020.34	4.59	4.63	0.92
Class T	1,000.00	1,000.00	998.40	1,017.95	6.98	7.04	1.40
Class W	1,000.00	1,000.00	998.50	1,018.20	6.73	6.79	1.35
Class Y	1,000.00	1,000.00	1,001.00	1,020.59	4.34	4.38	0.87
Class Z	1,000.00	1,000.00	999.50	1,019.45	5.48	5.54	1.10

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
6

Columbia Small Cap Core Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%

Issuer	Shares	Value ($)
Consumer Discretionary 11.2%
Auto Components 0.8%
Dorman Products, Inc.(a)	102,862	4,611,304
Fox Factory Holding Corp.(a)	311,046	4,734,120
Total		9,345,424
Diversified Consumer Services 0.6%
Steiner Leisure Ltd.(a)	165,921	7,054,961
Hotels, Restaurants & Leisure 1.3%
Denny's Corp.(a)	752,350	5,138,551
Diversified Restaurant Holdings, Inc.(a)	804,236	3,852,290
Morgans Hotel Group Co.(a)	882,870	6,674,497
Total		15,665,338
Household Durables 2.7%
Century Communities, Inc.(a)	299,280	6,042,463
Helen of Troy Ltd.(a)	182,000	10,596,040
Installed Building Products, Inc.(a)	417,557	5,582,737
Jarden Corp.(a)	146,710	8,771,791
Total		30,993,031
Leisure Products 0.9%
Arctic Cat, Inc.	144,645	5,354,758
Callaway Golf Co.	713,872	5,432,566
Total		10,787,324
Media 1.5%
John Wiley & Sons, Inc., Class A	294,837	17,675,478
Multiline Retail 0.5%
Tuesday Morning Corp.(a)	351,322	6,176,241
Specialty Retail 2.9%
Buckle, Inc. (The)	140,932	6,931,036
CST Brands, Inc.	188,458	6,565,876
Express, Inc.(a)	224,685	3,896,038
Hibbett Sports, Inc.(a)	88,979	4,042,316
Penske Automotive Group, Inc.	240,238	11,524,217
Wet Seal, Inc. (The), Class A(a)	1,244,111	1,268,993
Total		34,228,476
Total Consumer Discretionary		131,926,273
Consumer Staples 0.6%
Food & Staples Retailing 0.3%
Casey's General Stores, Inc.	51,349	3,681,210

Common Stocks (continued)

Issuer	Shares	Value ($)
Personal Products 0.3%
Elizabeth Arden, Inc.(a)	189,802	3,245,614
Total Consumer Staples		6,926,824
Energy 6.9%
Energy Equipment & Services 4.4%
Glori Energy, Inc.(a)	609,602	4,053,853
Gulfmark Offshore, Inc., Class A	189,719	7,628,601
Helix Energy Solutions Group, Inc.(a)	191,130	5,221,672
ION Geophysical Corp.(a)	1,145,651	3,952,496
Newpark Resources, Inc.(a)	333,042	4,106,408
Oceaneering International, Inc.	58,664	4,080,668
Tetra Technologies, Inc.(a)	1,334,852	15,751,253
Unit Corp.(a)	108,536	7,142,754
Total		51,937,705
Oil, Gas & Consumable Fuels 2.5%
BPZ Resources, Inc.(a)	741,314	1,816,219
Carrizo Oil & Gas, Inc.(a)	110,773	6,947,683
Diamondback Energy, Inc.(a)	103,763	8,959,935
Matador Resources Co.(a)	286,465	7,837,683
Resolute Energy Corp.(a)	531,402	4,267,158
Total		29,828,678
Total Energy		81,766,383
Financials 18.9%
Banks 8.3%
Bryn Mawr Bank Corp.	312,677	9,198,957
Financial Institutions, Inc.	445,918	10,710,950
Independent Bank Corp.	477,925	5,802,010
National Bank Holdings Corp., Class A	297,149	6,038,068
OFG Bancorp	1,049,437	16,686,048
PacWest Bancorp	181,276	7,602,715
Simmons First National Corp., Class A	120,971	4,829,162
South State Corp.	183,196	10,727,958
Southwest Bancorp, Inc.	626,147	10,350,210
Susquehanna Bancshares, Inc.	282,003	2,910,271
Trico Bancshares	218,154	4,875,742
Union Bankshares Corp.	311,498	7,360,698
Total		97,092,789

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 2.2%
FXCM, Inc., Class A	496,850	7,199,357
INTL FCStone, Inc.(a)	262,396	5,032,755
Investment Technology Group, Inc.(a)	191,181	3,255,813
MVC Capital, Inc.	392,181	4,925,793
Waddell & Reed Financial, Inc., Class A	100,624	5,484,008
Total		25,897,726
Insurance 2.9%
AMERISAFE, Inc.	115,274	4,349,288
Arthur J Gallagher & Co.	98,833	4,667,883
CNO Financial Group, Inc.	525,859	9,386,583
Enstar Group Ltd.(a)	45,962	6,522,008
Horace Mann Educators Corp.	194,357	5,791,839
State Auto Financial Corp.	162,335	3,522,669
Total		34,240,270
Real Estate Investment Trusts (REITs) 4.8%
Acadia Realty Trust	185,953	5,359,166
American Campus Communities, Inc.	235,793	9,316,181
AmREIT, Inc.	195,711	4,560,066
DuPont Fabros Technology, Inc.	177,283	4,992,289
First Potomac Realty Trust	475,882	6,300,678
Physicians Realty Trust	514,738	7,623,270
STAG Industrial, Inc.	460,535	10,790,335
Summit Hotel Properties, Inc.	735,740	8,056,353
Total		56,998,338
Thrifts & Mortgage Finance 0.7%
Berkshire Hills Bancorp, Inc.	171,338	4,220,055
Dime Community Bancshares, Inc.	286,487	4,423,359
Total		8,643,414
Total Financials		222,872,537
Health Care 12.6%
Biotechnology 0.8%
Repligen Corp.(a)	456,903	8,708,571
Health Care Equipment & Supplies 6.0%
Analogic Corp.	154,422	11,149,268
Atrion Corp.	34,648	11,087,360
Greatbatch, Inc.(a)	154,594	7,044,849
Haemonetics Corp.(a)	73,144	2,610,509
Hill-Rom Holdings, Inc.	137,482	6,023,087

Common Stocks (continued)

Issuer	Shares	Value ($)
Invacare Corp.	420,407	6,449,043
Staar Surgical Co.(a)	1,148,702	13,221,560
Teleflex, Inc.	51,585	5,647,526
Thoratec Corp.(a)	158,140	3,953,500
West Pharmaceutical Services, Inc.	89,503	3,887,115
Total		71,073,817
Health Care Providers & Services 4.0%
Air Methods Corp.(a)	269,988	15,837,496
Magellan Health, Inc.(a)	101,341	5,660,908
Owens & Minor, Inc.	51,429	1,769,158
Providence Service Corp. (The)(a)	521,716	23,753,730
Total		47,021,292
Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A(a)	42,849	5,153,021
Bruker Corp.(a)	178,641	3,583,538
Techne Corp.	65,527	6,259,139
Total		14,995,698
Pharmaceuticals 0.5%
Supernus Pharmaceuticals, Inc.(a)	688,656	6,235,780
Total Health Care		148,035,158
Industrials 18.9%
Aerospace & Defense 1.3%
AAR Corp.	184,583	5,112,949
American Science & Engineering, Inc.	97,918	5,669,452
Teledyne Technologies, Inc.(a)	50,210	4,873,885
Total		15,656,286
Air Freight & Logistics 0.6%
Atlas Air Worldwide Holdings, Inc.(a)	196,814	6,583,428
Commercial Services & Supplies 2.9%
ABM Industries, Inc.	163,305	4,343,913
ACCO Brands Corp.(a)	1,043,964	8,069,842
McGrath Rentcorp	282,361	10,447,357
SP Plus Corp.(a)	79,393	1,718,858
Unifirst Corp.	101,298	9,820,841
Total		34,400,811
Construction & Engineering 3.8%
Argan, Inc.	213,822	8,563,571
EMCOR Group, Inc.	178,352	7,704,806
Great Lakes Dredge & Dock Corp.(a)	574,426	4,377,126

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
MasTec, Inc.(a)	352,595	10,754,148
Primoris Services Corp.	272,150	7,903,236
Sterling Construction Co., Inc.(a)	560,574	4,776,091
Total		44,078,978
Electrical Equipment 1.6%
Global Power Equipment Group, Inc.	262,380	4,421,103
LSI Industries, Inc.	1,179,425	8,291,358
Regal-Beloit Corp.	86,562	6,151,961
Total		18,864,422
Machinery 5.3%
Actuant Corp., Class A	222,141	7,492,816
Alamo Group, Inc.	114,714	5,592,308
Albany International Corp., Class A	219,476	8,245,713
ESCO Technologies, Inc.	94,959	3,418,524
Key Technology, Inc.(a)	308,134	4,055,043
Miller Industries, Inc.	268,323	5,076,671
PMFG, Inc.(a)	935,472	5,014,130
Terex Corp.	190,108	7,111,940
TriMas Corp.(a)	142,127	4,505,426
Wabash National Corp.(a)	829,613	11,730,728
Total		62,243,299
Marine 0.4%
Rand Logistics, Inc.(a)	823,502	5,188,063
Professional Services 0.8%
Hudson Global, Inc.(a)	297,360	1,147,810
Kforce, Inc.	404,146	8,111,210
Total		9,259,020
Road & Rail 0.3%
Marten Transport Ltd.	189,043	3,743,051
Trading Companies & Distributors 1.9%
Kaman Corp.	220,553	8,967,685
MRC Global, Inc.(a)	214,448	5,322,600
Rush Enterprises, Inc., Class A(a)	229,960	8,432,633
Total		22,722,918
Total Industrials		222,740,276
Information Technology 21.9%
Communications Equipment 3.4%
ADTRAN, Inc.	365,342	8,432,093
InterDigital, Inc.	294,539	13,068,696

Common Stocks (continued)

Issuer	Shares	Value ($)
Mitel Networks Corp.(a)	706,562	7,079,751
Plantronics, Inc.	248,765	11,873,554
Total		40,454,094
Electronic Equipment, Instruments & Components 7.4%
Anixter International, Inc.	85,568	7,635,233
Belden, Inc.	220,291	16,096,663
Benchmark Electronics, Inc.(a)	371,479	9,149,528
Cognex Corp.(a)	124,282	5,217,358
CTS Corp.	259,437	4,599,818
FARO Technologies, Inc.(a)	77,797	4,513,004
GSI Group, Inc.(a)	407,427	5,223,214
Littelfuse, Inc.	65,060	5,979,665
Newport Corp.(a)	395,241	7,458,198
Plexus Corp.(a)	301,434	12,416,066
Rogers Corp.(a)	135,562	8,158,121
Total		86,446,868
Internet Software & Services 2.6%
Digital River, Inc.(a)	540,545	8,254,122
Saba Software, Inc.(a)	572,764	8,012,968
Stamps.com, Inc.(a)	248,475	8,363,669
TechTarget, Inc.(a)	622,375	5,389,768
Total		30,020,527
IT Services 4.1%
Acxiom Corp.(a)	262,789	4,873,422
Computer Task Group, Inc.	518,625	6,628,027
CoreLogic, Inc.(a)	311,639	8,810,035
DST Systems, Inc.	119,091	11,052,836
Global Cash Access Holdings, Inc.(a)	1,108,096	8,654,230
PRGX Global, Inc.(a)(b)	1,388,319	8,635,344
Total		48,653,894
Semiconductors & Semiconductor Equipment 1.3%
BTU International, Inc.(a)	235,052	808,579
Fairchild Semiconductor International, Inc.(a)	220,371	3,867,511
Pericom Semiconductor Corp.(a)	536,305	5,245,063
Xcerra Corp.(a)	538,277	5,624,994
Total		15,546,147
Software 2.8%
American Software, Inc., Class A	467,655	4,302,426
Kofax Ltd.(a)	893,919	7,088,778

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Mentor Graphics Corp.	166,872	3,639,478
Netscout Systems, Inc.(a)	93,881	4,325,098
Progress Software Corp.(a)	588,234	13,623,499
Total		32,979,279
Technology Hardware, Storage & Peripherals 0.3%
Intevac, Inc.(a)	490,780	3,499,261
Total Information Technology		257,600,070
Materials 5.9%
Chemicals 3.8%
H.B. Fuller Co.	195,003	9,172,941
Innophos Holdings, Inc.	99,451	5,783,076
Omnova Solutions, Inc.(a)	959,854	8,053,175
Rayonier Advanced Materials, Inc.(a)	123,180	4,090,808
Sensient Technologies Corp.	261,281	14,660,477
Stepan Co.	75,893	3,664,873
Total		45,425,350
Containers & Packaging 0.7%
Greif, Inc., Class A	165,952	7,947,441
Metals & Mining 1.0%
AM Castle & Co.(a)	87,326	855,795
Globe Specialty Metals, Inc.	310,102	6,369,495
Universal Stainless & Alloy Products, Inc.(a)	127,240	4,075,497
Total		11,300,787
Paper & Forest Products 0.4%
PH Glatfelter Co.	181,228	4,518,014
Total Materials		69,191,592

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
General Communication, Inc., Class A(a)	820,205	9,219,104
Total Telecommunication Services		9,219,104
Utilities 1.9%
Electric Utilities 0.4%
Allete, Inc.	99,239	4,829,962
Gas Utilities 1.5%
Laclede Group, Inc. (The)	104,975	5,191,014
New Jersey Resources Corp.	103,871	5,425,182
South Jersey Industries, Inc.	113,900	6,600,505
Total		17,216,701
Total Utilities		22,046,663
Total Common Stocks (Cost: $833,416,129)		1,172,324,880

Money Market Funds 1.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(b)(c)	12,075,821	12,075,821
Total Money Market Funds (Cost: $12,075,821)		12,075,821
Total Investments (Cost: $845,491,950)		1,184,400,701
Other Assets & Liabilities, Net		(7,581,080)
Net Assets		1,176,819,621

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	33,773,250	269,128,782	(290,826,211)	—	12,075,821	28,120	12,075,821
Performance Technologies, Inc.*	5,454,067	—	(2,411,404)	(3,042,663)	—	—	—
PRGX Global, Inc.*	8,671,347	102,863	(394,544)	46,778	8,426,444	—	8,635,344
Total	47,898,664	269,231,645	(293,632,159)	(2,995,885)	20,502,265	28,120	20,711,165

*Issuer was not an affiliate for the entire period ended August 31, 2014.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	131,926,273	—	—	131,926,273
Consumer Staples	6,926,824	—	—	6,926,824
Energy	81,766,383	—	—	81,766,383
Financials	222,872,537	—	—	222,872,537
Health Care	148,035,158	—	—	148,035,158
Industrials	222,740,276	—	—	222,740,276
Information Technology	257,600,070	—	—	257,600,070
Materials	69,191,592	—	—	69,191,592
Telecommunication Services	9,219,104	—	—	9,219,104
Utilities	22,046,663	—	—	22,046,663
Total Equity Securities	1,172,324,880	—	—	1,172,324,880
Mutual Funds
Money Market Funds	12,075,821	—	—	12,075,821
Total Mutual Funds	12,075,821	—	—	12,075,821
Total	1,184,400,701	—	—	1,184,400,701

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Small Cap Core Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $824,989,685)	$1,163,689,536
Affiliated issuers (identified cost $20,502,265)	20,711,165
Total investments (identified cost $845,491,950)	1,184,400,701
Receivable for:
Investments sold	4,464,322
Capital shares sold	675,870
Dividends	578,400
Prepaid expenses	13,080
Trustees' deferred compensation plan	85,480
Total assets	1,190,217,853
Liabilities
Payable for:
Investments purchased	745,584
Capital shares purchased	12,208,172
Investment management fees	24,505
Distribution and/or service fees	4,907
Transfer agent fees	253,722
Administration fees	2,471
Chief compliance officer expenses	108
Other expenses	73,283
Trustees' deferred compensation plan	85,480
Total liabilities	13,398,232
Net assets applicable to outstanding capital stock	$1,176,819,621
Represented by
Paid-in capital	$775,703,209
Excess of distributions over net investment income	(85,480)
Accumulated net realized gain	62,293,141
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	338,699,851
Investments — affiliated issuers	208,900
Total — representing net assets applicable to outstanding capital stock	$1,176,819,621

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Small Cap Core Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$418,814,323
Shares outstanding	21,399,093
Net asset value per share	$19.57
Maximum offering price per share(a)	$20.76
Class B
Net assets	$588,691
Shares outstanding	35,335
Net asset value per share	$16.66
Class C
Net assets	$31,034,938
Shares outstanding	1,860,329
Net asset value per share	$16.68
Class I
Net assets	$62,662,923
Shares outstanding	3,066,907
Net asset value per share	$20.43
Class R4
Net assets	$7,124,130
Shares outstanding	347,274
Net asset value per share	$20.51
Class R5
Net assets	$27,725,529
Shares outstanding	1,349,474
Net asset value per share	$20.55
Class T
Net assets	$78,859,551
Shares outstanding	4,116,730
Net asset value per share	$19.16
Maximum offering price per share(a)	$20.33
Class W
Net assets	$69,033,293
Shares outstanding	3,527,161
Net asset value per share	$19.57
Class Y
Net assets	$14,600,006
Shares outstanding	707,812
Net asset value per share	$20.63
Class Z
Net assets	$466,376,237
Shares outstanding	22,937,111
Net asset value per share	$20.33

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Small Cap Core Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$12,412,103
Dividends — affiliated issuers	28,120
Foreign taxes withheld	(31,337)
Total income	12,408,886
Expenses:
Investment management fees	9,076,791
Distribution and/or service fees
Class A	1,086,567
Class B	7,637
Class C	324,074
Class T	242,604
Class W	169,523
Transfer agent fees
Class A	1,003,052
Class B	1,764
Class C	74,796
Class R4	13,378
Class R5	8,230
Class T	186,653
Class W	156,489
Class Z	1,103,246
Administration fees	915,159
Compensation of board members	49,321
Custodian fees	13,094
Printing and postage fees	141,662
Registration fees	131,649
Professional fees	61,422
Line of credit interest expense	65
Chief compliance officer expenses	547
Other	28,852
Total expenses	14,796,575
Expense reductions	(2,277)
Total net expenses	14,794,298
Net investment loss	(2,385,412)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	95,897,972
Investments — affiliated issuers	(2,995,885)
Net realized gain	92,902,087
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	76,667,157
Investments — affiliated issuers	(4,415,144)
Net change in unrealized appreciation (depreciation)	72,252,013
Net realized and unrealized gain	165,154,100
Net increase in net assets resulting from operations	$162,768,688

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Small Cap Core Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013(a)
Operations
Net investment income (loss)	$(2,385,412)	$1,333,027
Net realized gain	92,902,087	73,369,007
Net change in unrealized appreciation (depreciation)	72,252,013	177,545,205
Net increase in net assets resulting from operations	162,768,688	252,247,239
Distributions to shareholders
Net investment income
Class A	(221,305)	(922,111)
Class I	(197,543)	(480,100)
Class R4	(9,113)	(17)
Class R5	(57,948)	(19)
Class T	(20,127)	(240,199)
Class W	(35,121)	(260,307)
Class Y	(40,631)	(21)
Class Z	(941,189)	(2,852,618)
Net realized gains
Class A	(33,788,373)	(7,269,649)
Class B	(79,847)	(46,627)
Class C	(3,037,420)	(927,388)
Class I	(4,838,311)	(1,752,182)
Class R4	(384,653)	(79)
Class R5	(1,585,680)	(79)
Class T	(6,765,254)	(2,180,079)
Class W	(5,362,159)	(2,039,997)
Class Y	(995,148)	(79)
Class Z	(38,568,079)	(14,017,377)
Total distributions to shareholders	(96,927,901)	(32,988,928)
Increase (decrease) in net assets from capital stock activity	(24,329,915)	34,712,305
Total increase in net assets	41,510,872	253,970,616
Net assets at beginning of year	1,135,308,749	881,338,133
Net assets at end of year	$1,176,819,621	$1,135,308,749
Excess of distributions over net investment income	$(85,480)	$(3,300,511)

(a) Class R4, Class R5 and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Small Cap Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	7,129,870	139,314,547	11,885,894	199,398,657
Distributions reinvested	1,546,124	29,113,513	439,975	6,634,538
Redemptions	(8,776,045)	(172,100,037)	(5,994,433)	(102,003,743)
Net increase (decrease)	(100,051)	(3,671,977)	6,331,436	104,029,452
Class B shares
Subscriptions	3,797	63,676	5,599	79,298
Distributions reinvested	4,245	68,426	2,655	34,724
Redemptions(b)	(27,155)	(453,519)	(67,319)	(973,498)
Net decrease	(19,113)	(321,417)	(59,065)	(859,476)
Class C shares
Subscriptions	300,945	5,067,006	290,435	4,280,448
Distributions reinvested	152,375	2,459,331	56,364	738,372
Redemptions	(435,774)	(7,288,707)	(479,308)	(6,916,490)
Net increase (decrease)	17,546	237,630	(132,509)	(1,897,670)
Class I shares
Subscriptions	53,854	1,090,050	164,137	2,772,710
Distributions reinvested	257,046	5,035,530	143,132	2,232,165
Redemptions	(308,575)	(6,405,604)	(784,042)	(14,596,151)
Net increase (decrease)	2,325	(280,024)	(476,773)	(9,591,276)
Class R4 shares
Subscriptions	364,439	7,407,898	47,937	902,511
Distributions reinvested	17,256	339,943	—	—
Redemptions	(81,013)	(1,663,227)	(1,345)	(26,115)
Net increase	300,682	6,084,614	46,592	876,396
Class R5 shares
Subscriptions	589,511	11,960,034	892,298	16,955,352
Distributions reinvested	83,419	1,643,352	—	—
Redemptions	(185,276)	(3,802,886)	(30,478)	(603,405)
Net increase	487,654	9,800,500	861,820	16,351,947
Class T shares
Subscriptions	113,545	2,109,189	57,012	871,376
Distributions reinvested	255,823	4,717,374	113,746	1,681,987
Redemptions	(426,622)	(8,141,229)	(605,515)	(9,833,690)
Net decrease	(57,254)	(1,314,666)	(434,757)	(7,280,327)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Small Cap Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	1,487,653	29,711,270	1,145,055	19,079,818
Distributions reinvested	286,615	5,396,959	152,536	2,300,198
Redemptions	(1,497,159)	(29,336,726)	(2,041,103)	(36,129,782)
Net increase (decrease)	277,109	5,771,503	(743,512)	(14,749,766)
Class Y shares
Subscriptions	195,604	4,015,043	582,612	11,485,836
Distributions reinvested	52,351	1,035,503	—	—
Redemptions	(121,063)	(2,491,321)	(1,692)	(30,369)
Net increase	126,892	2,559,225	580,920	11,455,467
Class Z shares
Subscriptions	3,384,207	68,347,321	6,257,873	105,704,041
Distributions reinvested	996,637	19,464,326	566,101	8,813,173
Redemptions	(6,479,611)	(131,006,950)	(10,202,375)	(178,139,656)
Net decrease	(2,098,767)	(43,195,303)	(3,378,401)	(63,622,442)
Total net increase (decrease)	(1,062,977)	(24,329,915)	2,595,751	34,712,305

(a) Class R4, Class R5 and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Small Cap Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,						Year Ended September 30,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$18.57		$15.05		$12.98		$13.33		$11.58		$14.14
Income from investment operations:
Net investment loss	(0.06)		(0.01)		(0.04)		(0.07)		(0.05)		(0.02)
Net realized and unrealized gain (loss)	2.73		4.08		2.68		(0.28)		1.80		(1.39)
Total from investment operations	2.67		4.07		2.64		(0.35)		1.75		(1.41)
Less distributions to shareholders:
Net investment income	(0.01)		(0.06)		—		—		—		—
Net realized gains	(1.66)		(0.49)		(0.57)		—		—		(1.15)
Total distributions to shareholders	(1.67)		(0.55)		(0.57)		—		—		(1.15)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$19.57		$18.57		$15.05		$12.98		$13.33		$11.58
Total return	14.73%		27.93%		20.46%		(2.63%)		15.11%		(7.41%)
Ratios to average net assets(c)
Total gross expenses	1.35	%(d)	1.37	%(d)	1.37	%(e)	1.32%		1.30%		1.33%
Total net expenses(f)	1.35	%(d)(g)	1.36	%(d)(g)	1.36	%(e)(g)	1.29	%(g)	1.30	%(g)	1.33	%(g)
Net investment loss	(0.32%)		(0.07%)		(0.28	%)(e)	(0.48%)		(0.38%)		(0.28%)
Supplemental data
Net assets, end of period (in thousands)	$418,814		$399,232		$228,303		$162,502		$121,456		$81,474
Portfolio turnover	19%		34%		26%		33%		26%		11%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$16.13		$13.19		$11.50		$11.90		$10.42		$12.97
Income from investment operations:
Net investment loss	(0.18)		(0.09)		(0.12)		(0.17)		(0.12)		(0.09)
Net realized and unrealized gain (loss)	2.37		3.52		2.38		(0.23)		1.60		(1.31)
Total from investment operations	2.19		3.43		2.26		(0.40)		1.48		(1.40)
Less distributions to shareholders:
Net realized gains	(1.66)		(0.49)		(0.57)		—		—		(1.15)
Total distributions to shareholders	(1.66)		(0.49)		(0.57)		—		—		(1.15)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$16.66		$16.13		$13.19		$11.50		$11.90		$10.42
Total return	13.92%		26.90%		19.77%		(3.36%)		14.20%		(8.08%)
Ratios to average net assets(c)
Total gross expenses	2.10	%(d)	2.11	%(d)	2.20	%(e)	2.08%		2.05%		2.08%
Total net expenses(f)	2.10	%(d)(g)	2.11	%(d)(g)	2.11	%(e)(g)	2.04	%(g)	2.05	%(g)	2.08	%(g)
Net investment loss	(1.05%)		(0.61%)		(1.00	%)(e)	(1.26%)		(1.11%)		(1.03%)
Supplemental data
Net assets, end of period (in thousands)	$589		$878		$1,497		$9,244		$15,478		$17,317
Portfolio turnover	19%		34%		26%		33%		26%		11%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$16.15		$13.20		$11.52		$11.92		$10.43		$12.99
Income from investment operations:
Net investment loss	(0.18)		(0.10)		(0.12)		(0.17)		(0.12)		(0.09)
Net realized and unrealized gain (loss)	2.37		3.54		2.37		(0.23)		1.61		(1.32)
Total from investment operations	2.19		3.44		2.25		(0.40)		1.49		(1.41)
Less distributions to shareholders:
Net realized gains	(1.66)		(0.49)		(0.57)		—		—		(1.15)
Total distributions to shareholders	(1.66)		(0.49)		(0.57)		—		—		(1.15)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$16.68		$16.15		$13.20		$11.52		$11.92		$10.43
Total return	13.90%		26.95%		19.65%		(3.36%)		14.29%		(8.15%)
Ratios to average net assets(c)
Total gross expenses	2.10	%(d)	2.11	%(d)	2.12	%(e)	2.07%		2.05%		2.08%
Total net expenses(f)	2.10	%(d)(g)	2.11	%(d)(g)	2.11	%(e)(g)	2.04	%(g)	2.05	%(g)	2.08	%(g)
Net investment loss	(1.06%)		(0.71%)		(1.03	%)(e)	(1.23%)		(1.12%)		(1.03%)
Supplemental data
Net assets, end of period (in thousands)	$31,035		$29,769		$26,077		$22,535		$19,635		$18,461
Portfolio turnover	19%		34%		26%		33%		26%		11%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class I	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$19.28		$15.61		$13.38		$13.69		$13.37
Income from investment operations:
Net investment income (loss)	0.03		0.09		0.03		(0.01)		0.00	(c)
Net realized and unrealized gain (loss)	2.85		4.21		2.77		(0.30)		0.32
Total from investment operations	2.88		4.30		2.80		(0.31)		0.32
Less distributions to shareholders:
Net investment income	(0.07)		(0.14)		—		—		—
Net realized gains	(1.66)		(0.49)		(0.57)		—		—
Total distributions to shareholders	(1.73)		(0.63)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—
Net asset value, end of period	$20.43		$19.28		$15.61		$13.38		$13.69
Total return	15.31%		28.49%		21.06%		(2.26%)		2.39%
Ratios to average net assets(d)
Total gross expenses	0.87	%(e)	0.88	%(e)	0.91	%(f)	0.88%		0.90	%(f)
Total net expenses(g)	0.87	%(e)	0.88	%(e)	0.91	%(f)	0.88	%(h)	0.90	%(f)(h)
Net investment income (loss)	0.17%		0.52%		0.19	%(f)	(0.04%)		2.13	%(f)
Supplemental data
Net assets, end of period (in thousands)	$62,663		$59,098		$55,276		$3,765		$3
Portfolio turnover	19%		34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$19.37		$15.57
Income from investment operations:
Net investment loss	(0.02)		(0.05)
Net realized and unrealized gain	2.86		4.45
Total from investment operations	2.84		4.40
Less distributions to shareholders:
Net investment income	(0.04)		(0.11)
Net realized gains	(1.66)		(0.49)
Total distributions to shareholders	(1.70)		(0.60)
Net asset value, end of period	$20.51		$19.37
Total return	15.02%		29.18%
Ratios to average net assets(b)
Total gross expenses	1.10	%(c)	1.12	%(c)(d)
Total net expenses(e)	1.10	%(c)(f)	1.12	%(c)(d)(f)
Net investment loss	(0.09%)		(0.31	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$7,124		$903
Portfolio turnover	19%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$19.38		$15.57
Income from investment operations:
Net investment income (loss)	0.02		(0.05)
Net realized and unrealized gain	2.87		4.47
Total from investment operations	2.89		4.42
Less distributions to shareholders:
Net investment income	(0.06)		(0.12)
Net realized gains	(1.66)		(0.49)
Total distributions to shareholders	(1.72)		(0.61)
Net asset value, end of period	$20.55		$19.38
Total return	15.30%		29.36%
Ratios to average net assets(b)
Total gross expenses	0.90	%(c)	0.94	%(c)(d)
Total net expenses(e)	0.90	%(c)	0.94	%(c)(d)
Net investment income (loss)	0.11%		(0.32	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$27,726		$16,704
Portfolio turnover	19%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class T	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$18.21		$14.77		$12.75		$13.10		$11.39		$13.94
Income from investment operations:
Net investment income (loss)	(0.07)		(0.00	)(b)	(0.04)		(0.08)		(0.05)		(0.03)
Net realized and unrealized gain (loss)	2.68		3.99		2.63		(0.27)		1.76		(1.37)
Total from investment operations	2.61		3.99		2.59		(0.35)		1.71		(1.40)
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.06)		—		—		—		—
Net realized gains	(1.66)		(0.49)		(0.57)		—		—		(1.15)
Total distributions to shareholders	(1.66)		(0.55)		(0.57)		—		—		(1.15)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$19.16		$18.21		$14.77		$12.75		$13.10		$11.39
Total return	14.71%		27.86%		20.44%		(2.67%)		15.01%		(7.45%)
Ratios to average net assets(c)
Total gross expenses	1.40	%(d)	1.41	%(d)	1.42	%(e)	1.38%		1.35%		1.38%
Total net expenses(f)	1.40	%(d)(g)	1.41	%(d)(g)	1.41	%(e)(g)	1.35	%(g)	1.35	%(g)	1.38	%(g)
Net investment loss	(0.36%)		(0.01%)		(0.33	%)(e)	(0.56%)		(0.42%)		(0.34%)
Supplemental data
Net assets, end of period (in thousands)	$78,860		$76,011		$68,074		$63,595		$73,960		$74,722
Portfolio turnover	19%		34%		26%		33%		26%		11%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class W	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$18.57		$15.05		$12.98		$13.32		$13.01
Income from investment operations:
Net investment income (loss)	(0.06)		0.01		(0.04)		(0.07)		0.00	(c)
Net realized and unrealized gain (loss)	2.73		4.06		2.68		(0.27)		0.31
Total from investment operations	2.67		4.07		2.64		(0.34)		0.31
Less distributions to shareholders:
Net investment income	(0.01)		(0.06)		—		—		—
Net realized gains	(1.66)		(0.49)		(0.57)		—		—
Total distributions to shareholders	(1.67)		(0.55)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—
Net asset value, end of period	$19.57		$18.57		$15.05		$12.98		$13.32
Total return	14.73%		27.93%		20.46%		(2.55%)		2.38%
Ratios to average net assets(d)
Total gross expenses	1.35	%(e)	1.36	%(e)	1.38	%(f)	1.32%		1.34	%(f)
Total net expenses(g)	1.35	%(e)(h)	1.36	%(e)(h)	1.36	%(f)(h)	1.29	%(h)	1.34	%(f)(h)
Net investment income (loss)	(0.32%)		0.05%		(0.27	%)(f)	(0.47%)		1.69	%(f)
Supplemental data
Net assets, end of period (in thousands)	$69,033		$60,353		$60,112		$41,634		$3
Portfolio turnover	19%		34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2014		2013(a)
Per share data
Net asset value, beginning of period	$19.45		$15.63
Income from investment operations:
Net investment income	0.03		0.02
Net realized and unrealized gain	2.88		4.42
Total from investment operations	2.91		4.44
Less distributions to shareholders:
Net investment income	(0.07)		(0.13)
Net realized gains	(1.66)		(0.49)
Total distributions to shareholders	(1.73)		(0.62)
Net asset value, end of period	$20.63		$19.45
Total return	15.33%		29.37%
Ratios to average net assets(b)
Total gross expenses	0.87	%(c)	0.88	%(c)(d)
Total net expenses(e)	0.87	%(c)	0.88	%(c)(d)
Net investment income	0.16%		0.07	%(d)
Supplemental data
Net assets, end of period (in thousands)	$14,600		$11,301
Portfolio turnover	19%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended September 30,
Class Z	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$19.21		$15.56		$13.36		$13.69		$11.87		$14.42
Income from investment operations:
Net investment income (loss)	(0.01)		0.05		(0.00	)(b)	(0.04)		(0.02)		(0.00	)(b)
Net realized and unrealized gain (loss)	2.83		4.19		2.77		(0.29)		1.84		(1.40)
Total from investment operations	2.82		4.24		2.77		(0.33)		1.82		(1.40)
Less distributions to shareholders:
Net investment income	(0.04)		(0.10)		—		—		—		—
Net realized gains	(1.66)		(0.49)		(0.57)		—		—		(1.15)
Total distributions to shareholders	(1.70)		(0.59)		(0.57)		—		—		(1.15)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$20.33		$19.21		$15.56		$13.36		$13.69		$11.87
Total return	15.04%		28.17%		20.86%		(2.41%)		15.33%		(7.18%)
Ratios to average net assets(c)
Total gross expenses	1.10	%(d)	1.11	%(d)	1.12	%(e)	1.07%		1.05%		1.08%
Total net expenses(f)	1.10	%(d)(g)	1.11	%(d)(g)	1.11	%(e)(g)	1.05	%(g)	1.05	%(g)	1.08	%(g)
Net investment income (loss)	(0.06%)		0.30%		(0.03	%)(e)	(0.26%)		(0.12%)		(0.04%)
Supplemental data
Net assets, end of period (in thousands)	$466,376		$481,061		$442,000		$369,903		$411,684		$353,117
Portfolio turnover	19%		34%		26%		33%		26%		11%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Small Cap Core Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Small Cap Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund mergers.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ

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29

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2014

official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to

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30

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2014

distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from

0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.76% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for

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31

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2014

certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class R4	0.23
Class R5	0.03
Class T	0.23
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $2,277.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to

0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended August 31, 2014 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $123,194 for Class A, $246 for Class B, $1,319 for Class C and $9,325 for Class T shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

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32

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2014

	January 1, 2014 through December 31, 2014	Prior to January 1, 2014
Class A	1.40%	1.41%
Class B	2.15	2.16
Class C	2.15	2.16
Class I	0.98	1.01
Class R4	1.15	1.16
Class R5	1.03	1.06
Class T	1.45	1.46
Class W	1.40	1.41
Class Y	0.98	1.01
Class Z	1.15	1.16

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, net operating loss reclassification, former passive foreign investment company (PFIC) holdings, and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$7,123,420
Accumulated net realized gain	(7,123,419)
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$22,124,935	$10,192,346
Long-term capital gains	74,802,966	22,796,582
Total	96,927,901	32,988,928

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,113,579
Undistributed long-term capital gains	65,549,758
Net unrealized appreciation	332,538,555

At August 31, 2014, the cost of investments for federal income tax purposes was $851,862,146 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$368,657,393
Unrealized depreciation	(36,118,838)
Net unrealized appreciation	332,538,555

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $220,843,514 and $318,450,623, respectively, for the year ended August 31,

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33

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2014

2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, one unaffiliated shareholder of record owned 25.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 29.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended August 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $2,000,000 at a weighted average interest rate of 1.17%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or

Annual Report 2014
34

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2014

regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
35

Columbia Small Cap Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the
Shareholders of Columbia Small Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Core Fund (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

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36

Columbia Small Cap Core Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	53.60%
Dividends Received Deduction	53.62%
Capital Gain Dividend	$90,605,703

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
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Columbia Small Cap Core Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
38

Columbia Small Cap Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
39

Columbia Small Cap Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
40

Columbia Small Cap Core Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Small Cap Core Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014, so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rates of 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares, 0.98% for Class I shares, 1.15% for Class R4 shares, 1.03% for Class R5 shares, 1.45% for Class T shares, 1.40% for Class W shares, 0.98% for Class Y shares and 1.15% for Class Z shares;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

Annual Report 2014
41

Columbia Small Cap Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the sixtieth, sixty-fifth and forty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2014
42

Columbia Small Cap Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After

Annual Report 2014
43

Columbia Small Cap Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
44

Columbia Small Cap Core Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
45

Columbia Small Cap Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN225_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Mid Cap Growth Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Mid Cap Growth Fund

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Advisory Agreement	45
Important Information About This Report	49

Annual Report 2014

Columbia Mid Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Mid Cap Growth Fund (the Fund) Class A shares returned 18.77% excluding sales charges for the 12-month period that ended August 31, 2014.

>  The Fund underperformed its benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index, which returned 23.67% and 25.32%, respectively, for the same time frame.

>  Stock selection in information technology and health care detracted from performance while industrials and consumer discretionary holdings aided results. The Fund's modest cash position also hampered returns.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		18.77	16.54	10.97
Including sales charges		11.95	15.17	10.31
Class B	11/01/02
Excluding sales charges		17.88	15.64	10.14
Including sales charges		12.88	15.42	10.14
Class C	10/13/03
Excluding sales charges		17.84	15.66	10.14
Including sales charges		16.84	15.66	10.14
Class I*	09/27/10	19.27	16.99	11.33
Class K*	02/28/13	18.95	16.70	11.13
Class R*	01/23/06	18.47	16.24	10.69
Class R4*	11/08/12	19.05	16.80	11.23
Class R5*	03/07/11	19.21	16.94	11.30
Class T	11/01/02
Excluding sales charges		18.69	16.47	10.91
Including sales charges		11.86	15.10	10.25
Class W*	09/27/10	18.71	16.54	10.98
Class Y*	07/15/09	19.24	16.96	11.31
Class Z	11/20/85	19.07	16.82	11.24
Russell Midcap Growth Index		23.67	19.14	10.97
Russell Midcap Index		25.32	19.29	11.07

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
3

Columbia Mid Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
4

Columbia Mid Cap Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 18.77% excluding sales charges. The Fund's benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index, returned 23.67% and 25.32%, respectively. Stock selection and the Fund's modest cash position generally accounted for the shortfall vs. the Russell Midcap Growth Index. The Russell Midcap Growth Index does not hold cash and, in a sharply rising market, the portfolio's cash position detracted from Fund results.

Economic Expansion Gains Traction

After a difficult winter, U.S. economic growth picked up as 2014 unfolded. Gross domestic product finally broke above its 3.0% long-term historical average, with a 4.6% gain in the second quarter of 2014. Federal Reserve (Fed) data show that the third quarter is on track to expand at a pace of 3.0% or higher. Good news appeared on just about every front. For starters, the labor market sustained momentum. On average, more than 200,000 new jobs were added to the labor market monthly over the 12-month period. Solid new job growth drove the unemployment rate down to 6.1%. Manufacturing was another standout performer. Manufacturing activity languished during the winter months but rose strongly into the spring and summer, boosting the nation's capacity utilization rate to a recovery high of 79.2%. Both manufacturing and service sectors hit multi-year highs during the period. Corporate profit growth rebounded after a weak start in 2014, bolstering investor confidence. Consumers also figured into the economy's strength. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground. However, income gains were somewhat disappointing in the final month of the period, which may account for a slowdown in personal spending. The housing market stumbled early in the period as tighter borrowing standards, rising prices, higher mortgage rates and bad weather restrained the sector's recovery. New home sales weakened, but the sales of existing homes remained solid, and rising pending sales indicated an improvement in the sales rate in months to come.

In an environment of generally good news, investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Fed chair late in 2013 received bipartisan support. In December, the Fed announced that it would begin tapering its monthly bond purchases, beginning in January 2014. After measured monthly reductions, the program appeared set to end in the fourth quarter of 2014. Now, all eyes are on the Fed's next major policy statement and clues to the timing of its first hike in short-term interest rates since 2006. Against this backdrop, interest rates were expected to rise. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined in 2014, providing continued support to a rising U.S. stock market.

Contributors and Detractors

Stock selection in the industrials and consumer discretionary sectors made a positive contribution to the Fund's return relative to its primary benchmark. Within the industrials sector, an overweight in Delta Air Lines worked out well for the Fund. Delta reported strong revenue growth derived through continued industry capacity discipline, investment in its network, fleet restructuring and lower interest costs from debt reduction. Lower fuel prices also led to improved cost performance. In the consumer discretionary sector, Foot Locker was a top performer, as strong demand for athletic shoes overcame sluggish apparel sales. The company's solid financial position made it possible to implement effective

Portfolio Management

George Myers, CFA

Brian Neigut

James King

William Chamberlain, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2014
5

Columbia Mid Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Top Ten Holdings (%) (at August 31, 2014)
Sherwin-Williams Co. (The)	2.5
SBA Communications Corp., Class A	1.6
Constellation Brands, Inc., Class A	1.6
Starwood Hotels & Resorts Worldwide, Inc.	1.6
Affiliated Managers Group, Inc.	1.5
Concho Resources, Inc.	1.5
Cabot Oil & Gas Corp.	1.4
Signature Bank	1.4
Delphi Automotive PLC	1.4
AMETEK, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2014)
Common Stocks	97.8
Consumer Discretionary	22.3
Consumer Staples	6.6
Energy	6.7
Financials	9.0
Health Care	11.6
Industrials	16.6
Information Technology	17.6
Materials	5.8
Telecommunication Services	1.6
Money Market Funds	2.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. See the Fund's prospectus for more information on these and other risks.

operational plans, including the pursuit of child-oriented business, shop-in-shop expansion and internet initiatives

Elsewhere in the portfolio, Constellation Brands was a top contributor in the consumer staples sector. Constellation Brands is a diversified producer and marketer of alcohol beverage brands including Corona Extra, Pacifico, Modelo, Robert Mondavi, Estancia, Simi, Ravenswood and Clos du Bois. The company reported revenues and earnings well ahead of estimates, driven by a significant increase in beer sales. An overweight in the stock amplified the Fund's relative results.

Overall weakness in the information technology and health care sectors combined with disappointing stock selection in the sectors to hamper relative results. Investors were spooked by Fed chair Yellen's March statement regarding interest rates and exited the highest growth segments of the technology and healthcare sectors on fears that rising rates would hurt their returns. In that regard, CommVault Systems, Cornerstone OnDemand and LinkedIn lost significant ground in the information technology sector. Within healthcare, an overweight in ARIAD Pharmaceuticals hindered results as shares of the Cambridge, MA biotechnology company tumbled after disappointing clinical trials of its leukemia drug. We sold the stock on the news. Positions in Catamaran, Covance, athenahealth and lululemon athletica also hurt performance. lululemon athletica sold off on declining margins and higher expenses after the company shifted away from its core apparel business. We sold the stock over concerns about slower growth and organizational changes.

Fund Positioning and Activity

In general, we aim to maintain sector weights that are within 500 basis points of those in the Russell Midcap Growth Index. (A basis point is 1/100th of a percentage point.) At the beginning of this 12-month period, the portfolio was overweight in banks within the financials sector. We trimmed the weight in banks on strong performance but maintained an overweight in the segment. We also reduced exposure to real estate investment trusts on concerns about rising interest rates. During the period, we raised exposure to consumer staples stocks, adding to an existing position in Constellation Brands and adding new positions in Hain Celestial and Lorillard. All three positions were solid performers for the Fund. Finally, we raised the Fund's exposure to consumer discretionary stocks, narrowing the underweight in the sector relative to the benchmark. After an extended period of underperformance, year-over-year earnings comparisons have gotten easier and many companies within the sector appear attractively valued. In that regard, we made well-timed purchases of shares in Best Buy, Cabela's, Chipotle Mexican Grill, Urban Outfitters and others.

Looking Ahead

At this time, equity markets do not appear to be inexpensive until their valuations are compared to the fixed-income markets, which are presently trading at historically low yields. On that basis, and given reasonably strong balance sheet and cash flow characteristics, U.S. equities currently look relatively attractive even though overall global economic conditions and resulting revenue growth remain modest to anemic and investor sentiment has recently turned more positive. We continue to believe that the Fund is well positioned to benefit from our bottom-up, fundamental research process, which favors high quality companies with sustainable, long-term growth prospects, high or improving margins and return-on-invested-capital, internally financed growth and strong management teams.

Annual Report 2014
6

Columbia Mid Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.80	1,019.00	5.94	5.99	1.19
Class B	1,000.00	1,000.00	999.00	1,015.26	9.67	9.75	1.94
Class C	1,000.00	1,000.00	999.00	1,015.26	9.67	9.75	1.94
Class I	1,000.00	1,000.00	1,005.10	1,021.14	3.80	3.83	0.76
Class K	1,000.00	1,000.00	1,003.60	1,019.70	5.25	5.29	1.05
Class R	1,000.00	1,000.00	1,001.60	1,017.75	7.19	7.24	1.44
Class R4	1,000.00	1,000.00	1,004.10	1,020.29	4.65	4.68	0.93
Class R5	1,000.00	1,000.00	1,004.80	1,020.89	4.05	4.08	0.81
Class T	1,000.00	1,000.00	1,002.50	1,018.75	6.19	6.24	1.24
Class W	1,000.00	1,000.00	1,002.80	1,019.00	5.94	5.99	1.19
Class Y	1,000.00	1,000.00	1,004.80	1,021.14	3.80	3.83	0.76
Class Z	1,000.00	1,000.00	1,004.20	1,020.24	4.70	4.73	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
7

Columbia Mid Cap Growth Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.5%

Issuer	Shares	Value ($)
Consumer Discretionary 22.3%
Auto Components 2.2%
BorgWarner, Inc.	339,610	21,120,346
Delphi Automotive PLC	482,233	33,553,772
Total		54,674,118
Automobiles 0.5%
Harley-Davidson, Inc.	185,750	11,806,270
Hotels, Restaurants & Leisure 3.9%
Chipotle Mexican Grill, Inc.(a)	20,950	14,217,717
Dunkin' Brands Group, Inc.	339,940	14,800,988
Starwood Hotels & Resorts Worldwide, Inc.	463,966	39,223,686
Wynn Resorts Ltd.	147,348	28,420,482
Total		96,662,873
Household Durables 1.9%
Harman International Industries, Inc.	116,110	13,361,939
Lennar Corp., Class A	355,990	13,947,688
Mohawk Industries, Inc.(a)	140,110	20,458,862
Total		47,768,489
Internet & Catalog Retail 2.3%
Netflix, Inc.(a)	34,070	16,273,195
TripAdvisor, Inc.(a)	261,989	25,960,490
Zulily, Inc., Class A(a)	485,310	15,918,168
Total		58,151,853
Media 2.1%
Charter Communications Inc., Class A(a)	90,545	14,203,794
DISH Network Corp., Class A(a)	309,320	20,047,029
Interpublic Group of Companies, Inc. (The)	908,870	17,750,231
Total		52,001,054
Multiline Retail 2.2%
Dollar Tree, Inc.(a)	515,836	27,661,706
Macy's, Inc.	449,649	28,008,636
Total		55,670,342
Specialty Retail 4.7%
Abercrombie & Fitch Co., Class A	336,220	14,053,996
Best Buy Co., Inc.	442,460	14,110,049
Cabela's, Inc.(a)	303,350	18,510,417
Foot Locker, Inc.	355,895	19,969,269

Common Stocks (continued)

Issuer	Shares	Value ($)
Gap, Inc. (The)	292,640	13,505,336
Tractor Supply Co.	335,230	22,443,649
Urban Outfitters, Inc.(a)	356,270	14,175,983
Total		116,768,699
Textiles, Apparel & Luxury Goods 2.5%
Michael Kors Holdings Ltd.(a)	307,441	24,632,173
PVH Corp.	130,860	15,276,596
VF Corp.	334,630	21,456,476
Total		61,365,245
Total Consumer Discretionary		554,868,943
Consumer Staples 6.6%
Beverages 1.8%
Constellation Brands, Inc., Class A(a)	457,260	39,822,773
Monster Beverage Corp.(a)	68,480	6,054,317
Total		45,877,090
Food & Staples Retailing 1.3%
Kroger Co. (The)	455,770	23,235,155
Whole Foods Market, Inc.	219,810	8,603,363
Total		31,838,518
Food Products 2.1%
Hain Celestial Group, Inc. (The)(a)	144,480	14,211,053
Hershey Co. (The)	176,281	16,115,609
Mead Johnson Nutrition Co.	240,917	23,031,665
Total		53,358,327
Personal Products 0.5%
Herbalife Ltd.	238,488	12,158,118
Tobacco 0.9%
Lorillard, Inc.	358,810	21,420,957
Total Consumer Staples		164,653,010
Energy 6.6%
Energy Equipment & Services 2.6%
Cameron International Corp.(a)	360,945	26,829,042
FMC Technologies, Inc.(a)	354,950	21,950,108
Oceaneering International, Inc.	250,791	17,445,022
Total		66,224,172
Oil, Gas & Consumable Fuels 4.0%
Antero Resources Corp.(a)	214,760	12,423,866
Cabot Oil & Gas Corp.	1,044,122	35,019,852

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Concho Resources, Inc.(a)	253,627	36,025,179
Noble Energy, Inc.	213,340	15,390,347
Total		98,859,244
Total Energy		165,083,416
Financials 9.0%
Banks 2.5%
BankUnited, Inc.	327,417	10,330,006
Signature Bank(a)	286,721	33,964,970
SVB Financial Group(a)	149,336	16,624,084
Total		60,919,060
Capital Markets 2.1%
Affiliated Managers Group, Inc.(a)	177,040	37,381,996
T. Rowe Price Group, Inc.	188,380	15,257,838
Total		52,639,834
Diversified Financial Services 2.2%
McGraw Hill Financial, Inc.	292,820	23,756,487
Moody's Corp.	335,365	31,380,103
Total		55,136,590
Insurance 0.7%
Aon PLC	204,940	17,862,570
Real Estate Investment Trusts (REITs) 0.5%
Plum Creek Timber Co., Inc.	289,986	11,782,131
Real Estate Management & Development 0.3%
Realogy Holdings Corp.(a)	180,710	7,367,547
Thrifts & Mortgage Finance 0.7%
Radian Group, Inc.	1,207,420	17,580,035
Total Financials		223,287,767
Health Care 11.6%
Biotechnology 3.1%
BioMarin Pharmaceutical, Inc.(a)	190,580	13,573,108
Incyte Corp.(a)	255,260	13,835,092
Intercept Pharmaceuticals, Inc.(a)	54,036	15,655,310
Pharmacyclics, Inc.(a)	117,506	14,616,571
Vertex Pharmaceuticals, Inc.(a)	220,160	20,600,371
Total		78,280,452
Health Care Equipment & Supplies 1.8%
IDEXX Laboratories, Inc.(a)	40,020	4,961,280
St. Jude Medical, Inc.	332,680	21,820,481

Common Stocks (continued)

Issuer	Shares	Value ($)
Zimmer Holdings, Inc.	174,800	17,359,388
Total		44,141,149
Health Care Providers & Services 1.9%
Brookdale Senior Living, Inc.(a)	364,599	12,742,735
Cardinal Health, Inc.	282,420	20,814,354
Community Health Systems, Inc.(a)	246,180	13,362,650
Total		46,919,739
Health Care Technology 1.1%
athenahealth, Inc.(a)	33,291	4,808,552
Cerner Corp.(a)	371,085	21,396,761
Total		26,205,313
Life Sciences Tools & Services 1.0%
Covance, Inc.(a)	218,110	18,081,319
Illumina, Inc.(a)	45,160	8,099,898
Total		26,181,217
Pharmaceuticals 2.7%
Jazz Pharmaceuticals PLC(a)	106,090	17,284,183
Mylan, Inc.(a)	444,410	21,598,326
Perrigo Co. PLC	92,915	13,820,177
Salix Pharmaceuticals Ltd.(a)	93,420	14,864,056
Total		67,566,742
Total Health Care		289,294,612
Industrials 16.5%
Aerospace & Defense 1.3%
B/E Aerospace, Inc.(a)	183,420	15,543,011
TransDigm Group, Inc.	86,590	16,278,054
Total		31,821,065
Airlines 1.8%
Southwest Airlines Co.	655,600	20,985,756
United Continental Holdings, Inc.(a)	496,610	23,643,602
Total		44,629,358
Building Products 1.9%
Fortune Brands Home & Security, Inc.	651,750	28,162,118
Masco Corp.	775,826	18,208,636
Total		46,370,754
Commercial Services & Supplies 0.9%
Stericycle, Inc.(a)	185,603	22,058,917

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 2.2%
AMETEK, Inc.	609,023	32,241,677
Rockwell Automation, Inc.	195,293	22,773,117
Total		55,014,794
Industrial Conglomerates 0.9%
Roper Industries, Inc.	158,800	23,908,928
Machinery 3.0%
Flowserve Corp.	167,960	12,746,484
Ingersoll-Rand PLC	401,440	24,166,688
Middleby Corp. (The)(a)	229,390	19,780,300
Pall Corp.	202,790	17,109,392
Total		73,802,864
Marine 1.0%
Kirby Corp.(a)	207,990	24,811,127
Professional Services 1.0%
Verisk Analytics, Inc., Class A(a)	407,831	26,178,672
Road & Rail 0.7%
Kansas City Southern	147,632	17,030,828
Trading Companies & Distributors 1.8%
United Rentals, Inc.(a)	235,008	27,648,691
WW Grainger, Inc.	73,825	18,175,715
Total		45,824,406
Total Industrials		411,451,713
Information Technology 17.5%
Communications Equipment 1.1%
F5 Networks, Inc.(a)	115,730	14,372,508
Palo Alto Networks, Inc.(a)	167,130	14,204,379
Total		28,576,887
Internet Software & Services 3.0%
Cornerstone OnDemand, Inc.(a)	348,878	13,061,992
CoStar Group, Inc.(a)	136,579	19,769,810
MercadoLibre, Inc.	72,350	8,315,909
Pandora Media, Inc.(a)	197,087	5,329,232
Twitter, Inc.(a)	460,250	22,897,438
Yelp, Inc.(a)	52,630	4,337,765
Total		73,712,146
IT Services 3.3%
Alliance Data Systems Corp.(a)	101,690	26,911,241
FleetCor Technologies, Inc.(a)	153,340	22,033,425

Common Stocks (continued)

Issuer	Shares	Value ($)
Gartner, Inc.(a)	277,040	20,664,414
MAXIMUS, Inc.	324,046	13,350,695
Total		82,959,775
Semiconductors & Semiconductor Equipment 3.4%
Broadcom Corp., Class A	330,520	13,015,878
KLA-Tencor Corp.	121,100	9,254,462
Lam Research Corp.	207,690	14,934,988
NXP Semiconductor NV(a)	201,600	13,813,632
Skyworks Solutions, Inc.	380,910	21,582,361
Xilinx, Inc.	308,350	13,027,787
Total		85,629,108
Software 6.0%
Activision Blizzard, Inc.	654,430	15,405,282
Concur Technologies, Inc.(a)	162,090	16,270,594
Electronic Arts, Inc.(a)	626,490	23,706,382
Guidewire Software, Inc.(a)	95,939	4,370,021
Intuit, Inc.	359,165	29,875,345
Red Hat, Inc.(a)	395,450	24,090,814
ServiceNow, Inc.(a)	294,698	18,014,889
Tableau Software, Inc., Class A(a)	271,340	17,770,057
Total		149,503,384
Technology Hardware, Storage & Peripherals 0.7%
SanDisk Corp.	105,090	10,294,616
Stratasys Ltd.(a)	49,510	5,939,220
Total		16,233,836
Total Information Technology		436,615,136
Materials 5.8%
Chemicals 3.9%
Eastman Chemical Co.	287,393	23,701,301
Sherwin-Williams Co. (The)	273,015	59,547,302
WR Grace & Co.(a)	145,450	14,403,913
Total		97,652,516
Construction Materials 0.8%
Eagle Materials, Inc.	185,600	18,914,496
Containers & Packaging 0.7%
Rock-Tenn Co., Class A	343,972	16,909,664
Paper & Forest Products 0.4%
International Paper Co.	230,985	11,191,223
Total Materials		144,667,899
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 1.6%
Wireless Telecommunication Services 1.6%
SBA Communications Corp., Class A(a)	361,981	39,922,884
Total Telecommunication Services		39,922,884
Total Common Stocks (Cost: $1,814,155,748)		2,429,845,380

Money Market Funds 2.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(b)(c)	55,786,697	55,786,697
Total Money Market Funds (Cost: $55,786,697)		55,786,697
Total Investments (Cost: $1,869,942,445)		2,485,632,077
Other Assets & Liabilities, Net		6,640,471
Net Assets		2,492,272,548

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	45,743,876	947,193,305	(937,150,484)	55,786,697	51,597	55,786,697

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	554,868,943	—	—	554,868,943
Consumer Staples	164,653,010	—	—	164,653,010
Energy	165,083,416	—	—	165,083,416
Financials	223,287,767	—	—	223,287,767
Health Care	289,294,612	—	—	289,294,612
Industrials	411,451,713	—	—	411,451,713
Information Technology	436,615,136	—	—	436,615,136
Materials	144,667,899	—	—	144,667,899
Telecommunication Services	39,922,884	—	—	39,922,884
Total Equity Securities	2,429,845,380	—	—	2,429,845,380
Mutual Funds
Money Market Funds	55,786,697	—	—	55,786,697
Total Mutual Funds	55,786,697	—	—	55,786,697
Total	2,485,632,077	—	—	2,485,632,077

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Mid Cap Growth Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,814,155,748)	$2,429,845,380
Affiliated issuers (identified cost $55,786,697)	55,786,697
Total investments (identified cost $1,869,942,445)	2,485,632,077
Receivable for:
Investments sold	6,191,527
Capital shares sold	316,088
Dividends	1,675,402
Prepaid expenses	26,307
Trustees' deferred compensation plan	104,086
Other assets	2,197
Total assets	2,493,947,684
Liabilities
Payable for:
Capital shares purchased	931,654
Investment management fees	46,103
Distribution and/or service fees	9,146
Transfer agent fees	298,568
Administration fees	3,609
Plan administration fees	78
Compensation of board members	71,931
Chief compliance officer expenses	218
Printing and postage fees	77,307
SDC dissolution fees	95,933
Other expenses	36,503
Trustees' deferred compensation plan	104,086
Total liabilities	1,675,136
Net assets applicable to outstanding capital stock	$2,492,272,548
Represented by
Paid-in capital	$1,623,244,138
Excess of distributions over net investment income	(177,739)
Accumulated net realized gain	253,516,517
Unrealized appreciation (depreciation) on:
Investments	615,689,632
Total — representing net assets applicable to outstanding capital stock	$2,492,272,548

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Mid Cap Growth Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$995,730,301
Shares outstanding	30,983,470
Net asset value per share	$32.14
Maximum offering price per share(a)	$34.10
Class B
Net assets	$13,264,422
Shares outstanding	459,277
Net asset value per share	$28.88
Class C
Net assets	$52,845,361
Shares outstanding	1,822,736
Net asset value per share	$28.99
Class I
Net assets	$199,822,966
Shares outstanding	5,943,536
Net asset value per share	$33.62
Class K
Net assets	$383,452
Shares outstanding	11,499
Net asset value per share	$33.35
Class R
Net assets	$24,965,060
Shares outstanding	795,344
Net asset value per share	$31.39
Class R4
Net assets	$372,800
Shares outstanding	10,968
Net asset value per share	$33.99
Class R5
Net assets	$31,304,553
Shares outstanding	933,475
Net asset value per share	$33.54
Class T
Net assets	$23,950,922
Shares outstanding	747,201
Net asset value per share	$32.05
Maximum offering price per share(a)	$34.01
Class W
Net assets	$284,381
Shares outstanding	8,845
Net asset value per share	$32.15

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Mid Cap Growth Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class Y
Net assets	$250,320
Shares outstanding	7,465
Net asset value per share	$33.53
Class Z
Net assets	$1,149,098,010
Shares outstanding	34,416,362
Net asset value per share	$33.39

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Mid Cap Growth Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$19,625,678
Dividends — affiliated issuers	51,597
Interest	2,326
Total income	19,679,601
Expenses:
Investment management fees	17,409,882
Distribution and/or service fees
Class A	2,537,626
Class B	161,495
Class C	538,174
Class R	136,878
Class T	70,059
Class W	52,613
Transfer agent fees
Class A	1,885,954
Class B	30,154
Class C	100,011
Class K	163
Class R	50,953
Class R4	361
Class R5	8,484
Class T	43,356
Class W	39,986
Class Z	2,221,134
Administration fees	1,364,213
Plan administration fees
Class K	977
Compensation of board members	94,577
Custodian fees	24,162
Printing and postage fees	213,967
Registration fees	162,523
Professional fees	109,897
Chief compliance officer expenses	1,274
Other	19,601
Total expenses	27,278,474
Expense reductions	(9,448)
Total net expenses	27,269,026
Net investment loss	(7,589,425)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	402,841,434
Net realized gain	402,841,434
Net change in unrealized appreciation (depreciation) on:
Investments	61,946,682
Net change in unrealized appreciation (depreciation)	61,946,682
Net realized and unrealized gain	464,788,116
Net increase in net assets resulting from operations	$457,198,691

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Mid Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013(a)(b)
Operations
Net investment loss	$(7,589,425)	$(3,291,836)
Net realized gain	402,841,434	250,854,509
Net change in unrealized appreciation (depreciation)	61,946,682	109,725,912
Net increase in net assets resulting from operations	457,198,691	357,288,585
Distributions to shareholders
Net realized gains
Class A	(97,798,371)	(9,008,327)
Class B	(1,771,600)	(148,454)
Class C	(5,434,628)	(1,367,235)
Class I	(19,628,016)	(7,549,768)
Class K	(32,772)	—
Class R	(2,707,690)	(743,840)
Class R4	(18,150)	(72)
Class R5	(490,341)	(797)
Class T	(2,209,093)	(596,346)
Class W	(1,734,715)	(1,984,787)
Class Y	(23,201)	(462)
Class Z	(116,675,804)	(34,501,877)
Total distributions to shareholders	(248,524,381)	(55,901,965)
Increase (decrease) in net assets from capital stock activity	(369,944,351)	313,216,538
Total increase (decrease) in net assets	(161,270,041)	614,603,158
Net assets at beginning of year	2,653,542,589	2,038,939,431
Net assets at end of year	$2,492,272,548	$2,653,542,589
Excess of distributions over net investment income	$(177,739)	$(163,569)

(a) Class K shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b) Class R4 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Mid Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	1,878,987	58,133,675	2,132,441	60,131,106
Fund reorganization	—	—	22,792,214	634,205,775
Distributions reinvested	3,124,293	91,916,714	316,741	8,019,884
Redemptions	(7,023,561)	(216,896,624)	(4,742,085)	(132,095,393)
Net increase (decrease)	(2,020,281)	(66,846,235)	20,499,311	570,261,372
Class B shares
Subscriptions	8,109	226,079	10,356	266,150
Fund reorganization	—	—	692,621	17,602,015
Distributions reinvested	64,005	1,701,880	5,429	125,783
Redemptions(c)	(274,303)	(7,638,238)	(258,587)	(6,823,327)
Net increase (decrease)	(202,189)	(5,710,279)	449,819	11,170,621
Class C shares
Subscriptions	153,084	4,266,191	169,335	4,271,385
Fund reorganization	—	—	327,825	8,360,268
Distributions reinvested	171,032	4,564,849	47,498	1,104,318
Redemptions	(416,881)	(11,671,220)	(485,648)	(12,252,188)
Net increase (decrease)	(92,765)	(2,840,180)	59,010	1,483,783
Class I shares
Subscriptions	293,729	9,884,287	122,602	3,326,010
Fund reorganization	—	—	417	12,034
Distributions reinvested	639,684	19,625,503	287,599	7,549,478
Redemptions	(2,740,849)	(90,606,806)	(2,488,726)	(75,107,256)
Net decrease	(1,807,436)	(61,097,016)	(2,078,108)	(64,219,734)
Class K shares
Subscriptions	4,589	147,312	2,379	71,450
Fund reorganization	—	—	17,936	515,477
Distributions reinvested	1,040	31,720	—	—
Redemptions	(6,958)	(225,675)	(7,487)	(228,679)
Net increase (decrease)	(1,329)	(46,643)	12,828	358,248
Class R shares
Subscriptions	215,643	6,490,329	258,541	6,929,458
Fund reorganization	—	—	1,849	50,460
Distributions reinvested	72,395	2,084,243	23,306	579,143
Redemptions	(434,378)	(13,201,016)	(328,787)	(8,916,344)
Net decrease	(146,340)	(4,626,444)	(45,091)	(1,357,283)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Mid Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	10,571	354,734	675	19,618
Fund reorganization	—	—	282	8,249
Distributions reinvested	513	15,931	—	—
Redemptions	(1,073)	(35,144)	—	—
Net increase	10,011	335,521	957	27,867
Class R5 shares
Subscriptions	1,260,805	39,689,498	253,260	7,855,744
Distributions reinvested	16,005	490,060	28	728
Redemptions	(467,323)	(15,156,602)	(214,834)	(6,554,386)
Net increase	809,487	25,022,956	38,454	1,302,086
Class T shares
Subscriptions	10,761	320,464	5,163	136,645
Distributions reinvested	62,773	1,843,016	19,642	496,360
Redemptions	(64,923)	(2,003,303)	(81,218)	(2,232,305)
Net increase (decrease)	8,611	160,177	(56,413)	(1,599,300)
Class W shares
Subscriptions	130,844	4,122,011	1,492,129	42,509,692
Distributions reinvested	58,932	1,734,377	78,354	1,984,703
Redemptions	(3,683,661)	(118,163,945)	(591,709)	(16,466,168)
Net increase (decrease)	(3,493,885)	(112,307,557)	978,774	28,028,227
Class Y shares
Subscriptions	1,222	39,218	6,796	210,137
Distributions reinvested	696	21,303	—	—
Redemptions	(1,852)	(60,092)	—	—
Net increase	66	429	6,796	210,137
Class Z shares
Subscriptions	2,788,066	89,029,202	2,978,798	83,552,744
Fund reorganization	—	—	51,867	1,490,949
Distributions reinvested	2,587,851	78,955,342	826,522	21,605,284
Redemptions	(9,678,879)	(309,973,624)	(11,931,071)	(339,098,463)
Net decrease	(4,302,962)	(141,989,080)	(8,073,884)	(232,449,486)
Total net increase (decrease)	(11,239,012)	(369,944,351)	11,792,453	313,216,538

(a) Class K shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b) Class R4 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Mid Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$29.89		$26.41		$25.75		$20.22		$17.58
Income from investment operations:
Net investment loss	(0.13)		(0.11)		(0.06)		(0.17)		(0.10)
Net realized and unrealized gain	5.45		4.36		1.55		5.70		2.74
Total from investment operations	5.32		4.25		1.49		5.53		2.64
Less distributions to shareholders:
Net realized gains	(3.07)		(0.77)		(0.83)		—		—
Total distributions to shareholders	(3.07)		(0.77)		(0.83)		—		—
Proceeds from regulatory settlements	—		—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$32.14		$29.89		$26.41		$25.75		$20.22
Total return	18.77%		16.60%		5.97%		27.35%		15.02%
Ratios to average net assets(b)
Total gross expenses	1.19%		1.20%		1.22%		1.19	%(c)	1.23	%(c)
Total net expenses(d)	1.19	%(e)	1.20	%(e)	1.22	%(e)	1.19	%(c)(e)	1.23	%(c)(e)
Net investment loss	(0.42%)		(0.40%)		(0.22%)		(0.63%)		(0.49%)
Supplemental data
Net assets, end of period (in thousands)	$995,730		$986,482		$330,302		$304,214		$65,123
Portfolio turnover	100%		109%		141%		138%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$27.20		$24.29		$23.92		$18.93		$16.59
Income from investment operations:
Net investment loss	(0.33)		(0.31)		(0.23)		(0.34)		(0.23)
Net realized and unrealized gain	4.94		3.99		1.43		5.33		2.57
Total from investment operations	4.61		3.68		1.20		4.99		2.34
Less distributions to shareholders:
Net realized gains	(2.93)		(0.77)		(0.83)		—		—
Total distributions to shareholders	(2.93)		(0.77)		(0.83)		—		—
Proceeds from regulatory settlements	—		—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$28.88		$27.20		$24.29		$23.92		$18.93
Total return	17.88%		15.68%		5.19%		26.36%		14.10%
Ratios to average net assets(b)
Total gross expenses	1.94%		1.95%		1.99%		1.95	%(c)	1.98	%(c)
Total net expenses(d)	1.94	%(e)	1.95	%(e)	1.99	%(e)	1.95	%(c)(e)	1.98	%(c)(e)
Net investment loss	(1.18%)		(1.20%)		(0.99%)		(1.39%)		(1.24%)
Supplemental data
Net assets, end of period (in thousands)	$13,264		$17,994		$5,140		$7,604		$5,582
Portfolio turnover	100%		109%		141%		138%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$27.30		$24.37		$23.99		$18.98		$16.63
Income from investment operations:
Net investment loss	(0.33)		(0.26)		(0.23)		(0.35)		(0.24)
Net realized and unrealized gain	4.95		3.96		1.44		5.36		2.59
Total from investment operations	4.62		3.70		1.21		5.01		2.35
Less distributions to shareholders:
Net realized gains	(2.93)		(0.77)		(0.83)		—		—
Total distributions to shareholders	(2.93)		(0.77)		(0.83)		—		—
Proceeds from regulatory settlements	—		—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$28.99		$27.30		$24.37		$23.99		$18.98
Total return	17.84%		15.71%		5.22%		26.40%		14.13%
Ratios to average net assets(b)
Total gross expenses	1.94%		1.96%		1.98%		1.94	%(c)	1.98	%(c)
Total net expenses(d)	1.94	%(e)	1.96	%(e)	1.98	%(e)	1.94	%(c)(e)	1.98	%(c)(e)
Net investment loss	(1.17%)		(1.04%)		(0.98%)		(1.39%)		(1.24%)
Supplemental data
Net assets, end of period (in thousands)	$52,845		$52,284		$45,236		$54,224		$9,858
Portfolio turnover	100%		109%		141%		138%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2014		2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$31.09		$27.33	$26.49	$23.23
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	0.05	0.06	(0.06)
Net realized and unrealized gain	5.69		4.48	1.61	3.32
Total from investment operations	5.69		4.53	1.67	3.26
Less distributions to shareholders:
Net realized gains	(3.16)		(0.77)	(0.83)	—
Total distributions to shareholders	(3.16)		(0.77)	(0.83)	—
Proceeds from regulatory settlements	—		—	0.00 (b)	0.00	(b)
Net asset value, end of period	$33.62		$31.09	$27.33	$26.49
Total return	19.27%		17.08%	6.49%	14.03%
Ratios to average net assets(c)
Total gross expenses	0.75%		0.77%	0.78%	0.80	%(d)(e)
Total net expenses(f)	0.75%		0.77%	0.78%	0.80	%(d)(e)(g)
Net investment income (loss)	(0.00	%)(b)	0.17%	0.23%	(0.22	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$199,823		$240,974	$268,601	$180,383
Portfolio turnover	100%		109%	141%	138%

Notes to Financial Highlights

(a)  Based on operations from September 7, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class K	2014	2013(a)
Per share data
Net asset value, beginning of period	$30.89	$28.08
Income from investment operations:
Net investment loss	(0.08)	(0.06)
Net realized and unrealized gain	5.64	2.87
Total from investment operations	5.56	2.81
Less distributions to shareholders:
Net realized gains	(3.10)	—
Total distributions to shareholders	(3.10)	—
Net asset value, end of period	$33.35	$30.89
Total return	18.95%	10.01%
Ratios to average net assets(b)
Total gross expenses	1.05%	1.05	%(c)
Total net expenses(d)	1.05%	1.05	%(c)
Net investment loss	(0.26%)	(0.42	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$383	$396
Portfolio turnover	100%	109%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$29.28		$25.96		$25.38		$19.98		$17.42
Income from investment operations:
Net investment loss	(0.20)		(0.14)		(0.12)		(0.23)		(0.15)
Net realized and unrealized gain	5.33		4.23		1.53		5.63		2.71
Total from investment operations	5.13		4.09		1.41		5.40		2.56
Less distributions to shareholders:
Net realized gains	(3.02)		(0.77)		(0.83)		—		—
Total distributions to shareholders	(3.02)		(0.77)		(0.83)		—		—
Proceeds from regulatory settlements	—		—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$31.39		$29.28		$25.96		$25.38		$19.98
Total return	18.47%		16.27%		5.73%		27.03%		14.70%
Ratios to average net assets(b)
Total gross expenses	1.44%		1.46%		1.48%		1.44	%(c)	1.48	%(c)
Total net expenses(d)	1.44	%(e)	1.46	%(e)	1.48	%(e)	1.44	%(c)(e)	1.48	%(c)(e)
Net investment loss	(0.67%)		(0.53%)		(0.48%)		(0.88%)		(0.73%)
Supplemental data
Net assets, end of period (in thousands)	$24,965		$27,574		$25,613		$26,196		$5,112
Portfolio turnover	100%		109%		141%		138%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$31.42		$26.58
Income from investment operations:
Net investment income (loss)	(0.03)		(0.09)
Net realized and unrealized gain	5.72		5.70
Total from investment operations	5.69		5.61
Less distributions to shareholders:
Net realized gains	(3.12)		(0.77)
Total distributions to shareholders	(3.12)		(0.77)
Net asset value, end of period	$33.99		$31.42
Total return	19.05%		21.61%
Ratios to average net assets(b)
Total gross expenses	0.94%		1.08	%(c)
Total net expenses(d)	0.94	%(e)	0.96	%(c)(e)
Net investment income (loss)	(0.08%)		(0.41	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$373		$30
Portfolio turnover	100%		109%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$31.03	$27.31	$26.47	$28.05
Income from investment operations:
Net investment income (loss)	0.03	(0.04)	0.06	(0.03)
Net realized and unrealized gain (loss)	5.63	4.53	1.61	(1.55	)(b)
Total from investment operations	5.66	4.49	1.67	(1.58)
Less distributions to shareholders:
Net realized gains	(3.15)	(0.77)	(0.83)	—
Total distributions to shareholders	(3.15)	(0.77)	(0.83)	—
Proceeds from regulatory settlements	—	—	0.00 (c)	—
Net asset value, end of period	$33.54	$31.03	$27.31	$26.47
Total return	19.21%	16.94%	6.50%	(5.63%)
Ratios to average net assets(d)
Total gross expenses	0.81%	0.81%	0.78%	0.78	%(e)(f)
Total net expenses(g)	0.81%	0.81%	0.78%	0.78	%(e)(f)(h)
Net investment income (loss)	0.09%	(0.14%)	0.22%	(0.24	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$31,305	$3,847	$2,336	$2,198
Portfolio turnover	100%	109%	141%	138%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class T	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$29.82		$26.37		$25.72		$20.21		$17.58
Income from investment operations:
Net investment loss	(0.14)		(0.09)		(0.07)		(0.18)		(0.11)
Net realized and unrealized gain	5.43		4.31		1.55		5.69		2.74
Total from investment operations	5.29		4.22		1.48		5.51		2.63
Less distributions to shareholders:
Net realized gains	(3.06)		(0.77)		(0.83)		—		—
Total distributions to shareholders	(3.06)		(0.77)		(0.83)		—		—
Proceeds from regulatory settlements	—		—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$32.05		$29.82		$26.37		$25.72		$20.21
Total return	18.69%		16.51%		5.94%		27.26%		14.96%
Ratios to average net assets(b)
Total gross expenses	1.24%		1.26%		1.28%		1.26	%(c)	1.28	%(c)
Total net expenses(d)	1.24	%(e)	1.26	%(e)	1.28	%(e)	1.26	%(c)(e)	1.28	%(c)(e)
Net investment income	(0.47%)		(0.32%)		(0.28%)		(0.69%)		(0.54%)
Supplemental data
Net assets, end of period (in thousands)	$23,951		$22,027		$20,965		$22,127		$19,582
Portfolio turnover	100%		109%		141%		138%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$29.91		$26.43		$25.76		$22.67
Income from investment operations:
Net investment loss	(0.23)		(0.08)		(0.05)		(0.16)
Net realized and unrealized gain	5.54		4.33		1.55		3.25
Total from investment operations	5.31		4.25		1.50		3.09
Less distributions to shareholders:
Net realized gains	(3.07)		(0.77)		(0.83)		—
Total distributions to shareholders	(3.07)		(0.77)		(0.83)		—
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$32.15		$29.91		$26.43		$25.76
Total return	18.71%		16.59%		6.01%		13.63%
Ratios to average net assets(c)
Total gross expenses	1.14%		1.21%		1.22%		1.19	%(d)(e)
Total net expenses(f)	1.14	%(g)	1.21	%(g)	1.22	%(g)	1.19	%(d)(e)(g)
Net investment loss	(0.69%)		(0.28%)		(0.21%)		(0.63	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$284		$104,752		$66,704		$45,119
Portfolio turnover	100%		109%		141%		138%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2014	2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$31.01	$27.26	$26.46	$20.72		$17.98
Income from investment operations:
Net investment income	0.01	0.07	0.03	(0.04)		(0.03)
Net realized and unrealized gain	5.66	4.45	1.60	5.78		2.80
Total from investment operations	5.67	4.52	1.63	5.74		2.77
Less distributions to shareholders:
Net investment income	—	—	—	—		(0.03)
Net realized gains	(3.15)	(0.77)	(0.83)	—		—
Total distributions to shareholders	(3.15)	(0.77)	(0.83)	—		(0.03)
Proceeds from regulatory settlements	—	—	0.00 (a)	0.00	(a)	—
Net asset value, end of period	$33.53	$31.01	$27.26	$26.46		$20.72
Total return	19.24%	17.09%	6.35%	27.70%		15.43%
Ratios to average net assets(b)
Total gross expenses	0.75%	0.83%	0.88%	0.86	%(c)	0.84	%(c)
Total net expenses(d)	0.75%	0.83%	0.88%	0.86	%(c)(e)	0.84	%(c)(e)
Net investment income	0.02%	0.26%	0.10%	(0.15%)		(0.13%)
Supplemental data
Net assets, end of period (in thousands)	$250	$229	$16	$32		$1,013
Portfolio turnover	100%	109%	141%	138%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$30.91		$27.23		$26.45		$20.72		$17.98
Income from investment operations:
Net investment income (loss)	(0.06)		(0.00	)(a)	0.01		(0.10)		(0.05)
Net realized and unrealized gain	5.66		4.45		1.60		5.83		2.80
Total from investment operations	5.60		4.45		1.61		5.73		2.75
Less distributions to shareholders:
Net investment income	—		—		—		—		(0.01)
Net realized gains	(3.12)		(0.77)		(0.83)		—		—
Total distributions to shareholders	(3.12)		(0.77)		(0.83)		—		(0.01)
Proceeds from regulatory settlements	—		—		0.00	(a)	0.00	(a)	—
Net asset value, end of period	$33.39		$30.91		$27.23		$26.45		$20.72
Total return	19.07%		16.84%		6.27%		27.65%		15.29%
Ratios to average net assets(b)
Total gross expenses	0.94%		0.96%		0.97%		0.95	%(c)	0.98	%(c)
Total net expenses(d)	0.94	%(e)	0.96	%(e)	0.97	%(e)	0.95	%(c)(e)	0.98	%(c)(e)
Net investment income (loss)	(0.17%)		(0.01%)		0.03%		(0.39%)		(0.24%)
Supplemental data
Net assets, end of period (in thousands)	$1,149,098		$1,196,953		$1,274,026		$1,198,927		$986,590
Portfolio turnover	100%		109%		141%		138%		137%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
31

Columbia Mid Cap Growth Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund mergers.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2014
32

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

Annual Report 2014
33

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.68% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class A, Class B, Class C, Class R, Class R4, Class T, Class W and Class Z shares are subject to an annual transfer agent fee limitation of not more than 0.19% of the average daily net assets attributable to each share class

Annual Report 2014
34

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

through December 31, 2014. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.04
Class R	0.19
Class R4	0.18
Class R5	0.05
Class T	0.19
Class W	0.19
Class Z	0.19

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $167,874. The liability remaining at August 31, 2014 for non-recurring charges associated with the lease amounted to $95,933 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2014 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $2,197.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $9,448.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25%

of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective

Annual Report 2014
35

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

shareholder services fee rate for the year ended August 31, 2014 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $319,437 for Class A, $4,065 for Class B, $1,093 for Class C and $20 for Class T shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2014 through December 31, 2014	Prior to January 1, 2014
Class A	1.33%	1.35%
Class B	2.08	2.10
Class C	2.08	2.10
Class I	0.94	0.94
Class K	1.24	1.24
Class R	1.58	1.60
Class R4	1.08	1.10
Class R5	0.99	0.99
Class T	1.38	1.40
Class W	1.33	1.35
Class Y	0.94	0.94
Class Z	1.08	1.10

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, net operating loss reclassification and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$7,575,255
Accumulated net realized gain	(6,667,488)
Paid-in capital	(907,767)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$14,739,942	$—
Long-term capital gains	233,784,439	55,901,965
Total	248,524,381	55,901,965

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$26,517,645
Undistributed long-term capital gains	307,606,692
Capital loss carryforwards	(57,409,354)
Net unrealized appreciation	592,491,166

At August 31, 2014, the cost of investments for federal income tax purposes was $1,893,140,911 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$604,361,022
Unrealized depreciation	(11,869,856)
Net unrealized appreciation	592,491,166

Annual Report 2014
36

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

The following capital loss carryforwards, determined at August 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	13,701,986
2016	43,707,368
Total	57,409,354

For the year ended August 31, 2014, $29,380,223 of capital loss carryforward was utilized and $925,767 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $2,514,757,690 and $3,153,576,934, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, one unaffiliated shareholder of record owned 15.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 36.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended  August 31, 2014.

Note 9. Fund Reorganization

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Mid Cap Growth Opportunity Fund, a series of Columbia Funds Series Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $2,034,157,302 and the combined net assets immediately after the acquisition were $2,696,402,529.

The reorganization was accomplished by a tax-free exchange of 60,985,326 shares of the acquired fund valued at $662,245,227 (including $126,187,391 of unrealized appreciation).

Annual Report 2014
37

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	22,792,214
Class B	692,621
Class C	327,825
Class I	417
Class K	17,936
Class R	1,849
Class R4	282
Class Z	51,867

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on September 1, 2012, the Fund's pro-forma net investment loss, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended August 31, 2013 would have been approximately $(3.2) million, $261.3 million, $152.9 million and $411.0 million, respectively.

Note 10. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

Annual Report 2014
38

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
39

Columbia Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

Annual Report 2014
40

Columbia Mid Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	98.21%
Dividends Received Deduction	98.11%
Capital Gain Dividend	$367,008,347

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
41

Columbia Mid Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
42

Columbia Mid Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
43

Columbia Mid Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
44

Columbia Mid Cap Growth Fund

Board Consideration and Approval of Advisory
Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Mid Cap Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion.

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
45

Columbia Mid Cap Growth Fund

Board Consideration and Approval of Advisory
Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

To be included for Funds with over one year of dashboard information: The Committee and the Board noted that, through December 31, 2013, performance was in the seventy-sixth, ninetieth and sixty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the
Annual Report 2014
46

Columbia Mid Cap Growth Fund

Board Consideration and Approval of Advisory
Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and total expense ratio are both ranked in the second quintiles, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
47

Columbia Mid Cap Growth Fund

Board Consideration and Approval of Advisory
Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
48

Columbia Mid Cap Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
49

Columbia Mid Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN194_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Value and Restructuring Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Value and Restructuring Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	17
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Value and Restructuring Fund

Performance Overview

Performance Summary

>  Columbia Value and Restructuring Fund (the Fund) Class A shares returned 24.05% excluding sales charges for the 12-month period that ended August 31, 2014.

>  During the same 12 months, the Fund underperformed both the S&P 500 Index, which returned 25.25%, and the Russell 1000 Value Index, which returned 24.43%.

>  Management fees and a small position in cash (which is not included in the Russell index) generally accounted for the modest shortfall relative to the Russell index.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		24.05	15.39	8.35
Including sales charges		16.92	14.03	7.71
Class C*	09/28/07
Excluding sales charges		23.14	14.53	7.55
Including sales charges		22.14	14.53	7.55
Class I*	09/27/10	24.63	15.81	8.66
Class R*	12/31/04	23.75	15.11	8.08
Class R4*	11/08/12	24.37	15.69	8.60
Class R5*	11/08/12	24.55	15.74	8.63
Class W*	09/27/10	24.13	15.42	8.35
Class Y*	11/08/12	24.61	15.76	8.64
Class Z	12/31/92	24.38	15.68	8.60
S&P 500 Index		25.25	16.88	8.38
Russell 1000 Value Index		24.43	16.62	8.23

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Value and Restructuring Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Value and Restructuring Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Value and Restructuring Fund

Manager Discussion of Fund Performance

Portfolio Management

Guy Pope, CFA

J. Nicholas Smith, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2014)
Apple, Inc.	5.5
JPMorgan Chase & Co.	3.8
Citigroup, Inc.	3.4
Chevron Corp.	3.0
Verizon Communications, Inc.	2.7
CVS Caremark Corp.	2.6
Berkshire Hathaway, Inc., Class B	2.4
Honeywell International, Inc.	2.3
Comcast Corp., Class A	2.2
Celgene Corp.	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 24.05% excluding sales charges. During the same 12-month period, the Fund underperformed the S&P 500 Index and the Russell 1000 Value Index, which returned 25.25% and 24.43%, respectively. Management fees and a small position in cash, which is not included in the Russell index, generally accounted for the Fund's modest shortfall relative to the Russell index. The Fund's stock selection resulted in solid absolute gains, aided by strong results from the information technology, energy and healthcare sectors. These gains more than offset disappointments in the financials, industrials and consumer staples sectors during the period.

Economic Expansion Gains Traction

After a difficult winter, U.S. economic growth picked up as 2014 unfolded. Gross domestic product finally broke above its 3.0% long-term historical average, with a 4.6% gain in the second quarter of 2014. Federal Reserve (Fed) data show that the third quarter of 2014 is on track to expand at a pace of 3.0% or higher. Good news appeared on just about every front: On average, more than 200,000 new jobs were added to the labor market monthly over the 12-month period. Solid new job growth drove the unemployment rate down to 6.1%. Manufacturing activity languished during the winter months but rose strongly into the spring and summer, boosting the nation's capacity utilization rate to a recovery high of 79.2%. Both manufacturing and service sectors hit multi-year highs during the period. Corporate profit growth rebounded after a weak start in 2014, bolstering investor confidence. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground. However, income gains were somewhat disappointing in the final month of the period, which may account for a slowdown in personal spending. The housing market stumbled early in the period as tighter borrowing standards, rising prices, higher mortgage rates and bad weather restrained the sector's recovery. New home sales weakened, but the sales of existing homes remained solid, and rising pending sales indicated an improvement in the sales rate in months to come.

In an environment of generally good news, investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Fed chair late in 2013 received bipartisan support. In December, the Fed announced that it would begin tapering its monthly bond purchases, beginning in January 2014. After measured monthly reductions, the program appeared set to end in the fourth quarter of 2014. Now, all eyes are on the Fed's next major policy statement and clues to the timing of its first hike in short-term interest rates since 2006. Against this backdrop, interest rates were expected to rise. However, the yield on the 10-year U.S. Treasury, generally considered a bellwether for the bond market, declined in 2014, providing continued support to a rising U.S. stock market.

Annual Report 2014
4

Columbia Value and Restructuring Fund

Manager Discussion of Fund Performance (continued)

Stock Selection Aided Fund Results

Strong stock selection across a range of sectors aided the Fund's results relative to the Russell index, but especially within the information technology and energy sectors. Within information technology, a significant position in Apple, an investment in Skyworks (a supplier of semiconductors to Apple, Samsung, and other industry leaders) and Broadcom were top contributors. Broadcom was a contrarian play that paid off when the company eliminated its baseband wireless division in an internal restructuring. Despite declining oil prices, Halliburton in the energy sector advanced as investors took a favorable view of the fundamentals of the company's pressure pumping business. A significant overweight relative to the index bolstered the impact of Halliburton's strong performance on the Fund. Newfield Exploration was also a strong performer in the energy sector. In keeping with our contrarian philosophy, the Fund purchased Newfield Exploration shares at a time when the investment community was skeptical about the company's prospects, and we sold the position when the stock reached our price target during the period. Although the Fund's overall health care return was just in line with the benchmark, two health care names delivered outsized returns, aiding Fund results. Medical device maker Covidien, a long-term holding of the Fund, was purchased by Medtronic at a significant premium. Shares of Salix Pharmaceuticals, which develops drugs and devices to treat gastrointestinal disorders, more than doubled on the basis of a strong drug pipeline and acquisitions with the potential to increase earnings.

The Fund modestly lagged the Russell index in the financials, industrials and consumer staples sectors. Within financials, Citigroup was hurt by a slowdown within the capital markets, the prospect of continuing regulations and by profit margin compression caused by low interest rates. Although the stock underperformed for the period at hand, we retained the position on the basis of Citigroup's attractive valuation. Among industrial companies, both Eaton and United Technologies generated positive returns but underperformed the overall market. Diageo, the parent company of Smirnoff vodka and other well known brand names within the spirits business, proved a disappointment during the period when demand from Asia and Europe came in lower than expectations. More generally, the period was difficult for many multinational companies, as the United States proved to be the standard bearer in the global economy, while Europe and emerging markets could not keep up.

Looking Ahead

Overall, our current stance toward the equity markets is one of cautious optimism, given the gains that the equity markets have enjoyed over the past three years and the moderate outlook for corporate earnings. We would not be surprised to see interest rates make their long-awaited upward move. However, we believe the portfolio is prepared for such a development, and we will continue to use our value-oriented approach to identify investments regardless of the environment.

Portfolio Breakdown (%) (at August 31, 2014)
Common Stocks	98.5
Consumer Discretionary	13.4
Consumer Staples	9.8
Energy	8.9
Financials	18.2
Health Care	14.6
Industrials	12.6
Information Technology	17.3
Materials	1.0
Telecommunication Services	2.7
Money Market Funds	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations and changes in the values of specific fund holdings due to economic and business developments. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Value and Restructuring Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,088.40	1,018.95	6.25	6.04	1.20
Class C	1,000.00	1,000.00	1,084.40	1,015.21	10.13	9.80	1.95
Class I	1,000.00	1,000.00	1,090.90	1,021.19	3.91	3.78	0.75
Class R	1,000.00	1,000.00	1,087.00	1,017.70	7.54	7.29	1.45
Class R4	1,000.00	1,000.00	1,089.70	1,020.19	4.95	4.78	0.95
Class R5	1,000.00	1,000.00	1,090.40	1,020.84	4.27	4.13	0.82
Class W	1,000.00	1,000.00	1,088.70	1,019.25	5.94	5.74	1.14
Class Y	1,000.00	1,000.00	1,090.80	1,021.09	4.01	3.88	0.77
Class Z	1,000.00	1,000.00	1,089.70	1,020.19	4.95	4.78	0.95

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
6

Columbia Value and Restructuring Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.2%

Issuer	Shares	Value ($)
Consumer Discretionary 13.3%
Auto Components 1.5%
Delphi Automotive PLC	422,405	29,390,940
Hotels, Restaurants & Leisure 1.8%
Aramark	458,180	11,866,862
Hilton Worldwide Holdings, Inc.(a)	515,029	13,040,534
Wynn Resorts Ltd.	50,370	9,715,366
Total		34,622,762
Internet & Catalog Retail 0.7%
Amazon.com, Inc.(a)	43,935	14,895,722
Media 6.1%
Comcast Corp., Class A	781,210	42,755,623
DIRECTV(a)	272,520	23,559,354
Discovery Communications, Inc., Class C(a)	182,230	7,830,423
Discovery Communications, Inc., Class A(a)	178,755	7,815,169
Viacom, Inc., Class B	479,940	38,947,131
Total		120,907,700
Specialty Retail 2.5%
Cabela's, Inc.(a)	213,905	13,052,483
Lowe's Companies, Inc.	293,915	15,433,477
Michaels Companies, Inc. (The)(a)	433,485	7,360,575
Urban Outfitters, Inc.(a)	331,895	13,206,102
Total		49,052,637
Textiles, Apparel & Luxury Goods 0.7%
Ralph Lauren Corp.	76,905	13,012,326
Total Consumer Discretionary		261,882,087
Consumer Staples 9.8%
Beverages 2.5%
Diageo PLC, ADR	93,055	11,154,503
PepsiCo, Inc.	405,000	37,458,450
Total		48,612,953
Food & Staples Retailing 3.4%
CVS Caremark Corp.	619,735	49,237,946
Walgreen Co.	281,580	17,041,221
Total		66,279,167
Household Products 2.0%
Procter & Gamble Co. (The)	481,400	40,009,154
Tobacco 1.9%
Philip Morris International, Inc.	442,545	37,873,001
Total Consumer Staples		192,774,275

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 8.8%
Energy Equipment & Services 3.2%
Cameron International Corp.(a)	312,175	23,203,968
Halliburton Co.	585,115	39,559,625
Total		62,763,593
Oil, Gas & Consumable Fuels 5.6%
Canadian Natural Resources Ltd.	475,340	20,701,057
Chevron Corp.	453,240	58,671,918
ConocoPhillips	143,385	11,645,730
Noble Energy, Inc.	265,860	19,179,140
Total		110,197,845
Total Energy		172,961,438
Financials 18.2%
Banks 10.7%
Bank of America Corp.	2,443,990	39,323,799
Citigroup, Inc.	1,253,150	64,725,198
JPMorgan Chase & Co.	1,237,450	73,566,402
Wells Fargo & Co.	636,150	32,723,556
Total		210,338,955
Capital Markets 4.0%
BlackRock, Inc.	113,555	37,533,334
Goldman Sachs Group, Inc. (The)	225,225	40,340,050
Total		77,873,384
Diversified Financial Services 2.3%
Berkshire Hathaway, Inc., Class B(a)	334,555	45,917,674
Insurance 1.2%
Aon PLC	264,180	23,025,929
Total Financials		357,155,942
Health Care 14.6%
Biotechnology 2.8%
Celgene Corp.(a)	433,878	41,227,088
Vertex Pharmaceuticals, Inc.(a)	149,390	13,978,422
Total		55,205,510
Health Care Equipment & Supplies 5.6%
Abbott Laboratories	850,320	35,917,517
Covidien PLC	467,565	40,598,669
Medtronic, Inc.	524,330	33,478,470
Total		109,994,656

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 2.1%
Cardinal Health, Inc.	285,040	21,007,448
CIGNA Corp.	200,165	18,935,609
Total		39,943,057
Health Care Technology 0.5%
IMS Health Holdings, Inc.(a)	373,879	10,431,224
Pharmaceuticals 3.6%
Johnson & Johnson	362,525	37,604,718
Perrigo Co. PLC	58,845	8,752,605
Salix Pharmaceuticals Ltd.(a)	68,595	10,914,151
Zoetis, Inc.	370,895	13,144,519
Total		70,415,993
Total Health Care		285,990,440
Industrials 12.6%
Aerospace & Defense 3.9%
Honeywell International, Inc.	458,320	43,645,814
United Technologies Corp.	296,225	31,986,375
Total		75,632,189
Air Freight & Logistics 0.7%
FedEx Corp.	90,180	13,335,818
Commercial Services & Supplies 1.3%
Tyco International Ltd.	551,990	24,629,794
Construction & Engineering 0.8%
Jacobs Engineering Group, Inc.(a)	305,550	16,472,201
Electrical Equipment 2.0%
Eaton Corp. PLC	563,890	39,365,161
Industrial Conglomerates 1.8%
General Electric Co.	1,398,080	36,322,118
Professional Services 1.3%
Dun & Bradstreet Corp. (The)	116,410	13,664,206
Nielsen NV	251,645	11,824,798
Total		25,489,004
Road & Rail 0.8%
Kansas City Southern	130,975	15,109,276
Total Industrials		246,355,561

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 17.2%
Communications Equipment 0.1%
QUALCOMM, Inc.	34,655	2,637,245
Internet Software & Services 2.8%
Google, Inc., Class A(a)	42,505	24,753,212
Google, Inc., Class C(a)	42,980	24,567,368
Twitter, Inc.(a)	119,645	5,952,339
Total		55,272,919
IT Services 1.6%
MasterCard, Inc., Class A	403,570	30,594,642
Semiconductors & Semiconductor Equipment 1.8%
Broadcom Corp., Class A	527,008	20,753,575
Skyworks Solutions, Inc.	271,115	15,361,376
Total		36,114,951
Software 3.9%
Electronic Arts, Inc.(a)	778,000	29,439,520
Intuit, Inc.	237,970	19,794,344
Microsoft Corp.	582,830	26,477,967
Total		75,711,831
Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.	1,033,910	105,975,775
EMC Corp.	751,575	22,194,010
Hewlett-Packard Co.	258,902	9,838,276
Total		138,008,061
Total Information Technology		338,339,649
Materials 1.0%
Chemicals 1.0%
Chemtura Corp.(a)	211,310	5,217,244
Dow Chemical Co. (The)	255,485	13,681,222
Total		18,898,466
Total Materials		18,898,466
Telecommunication Services 2.7%
Diversified Telecommunication Services 2.7%
Verizon Communications, Inc.	1,048,675	52,244,989
Total Telecommunication Services		52,244,989
Total Common Stocks (Cost: $1,369,153,899)		1,926,602,847

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2014

Money Market Funds 1.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(b)(c)	30,285,104	30,285,104
Total Money Market Funds (Cost: $30,285,104)		30,285,104
Total Investments (Cost: $1,399,439,003)		1,956,887,951
Other Assets & Liabilities, Net		5,169,076
Net Assets		1,962,057,027

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	13,924,661	715,122,277	(698,761,834)	30,285,104	18,551	30,285,104

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	261,882,087	—	—	261,882,087
Consumer Staples	192,774,275	—	—	192,774,275
Energy	172,961,438	—	—	172,961,438
Financials	357,155,942	—	—	357,155,942
Health Care	285,990,440	—	—	285,990,440
Industrials	246,355,561	—	—	246,355,561
Information Technology	338,339,649	—	—	338,339,649
Materials	18,898,466	—	—	18,898,466
Telecommunication Services	52,244,989	—	—	52,244,989
Total Equity Securities	1,926,602,847	—	—	1,926,602,847
Mutual Funds
Money Market Funds	30,285,104	—	—	30,285,104
Total Mutual Funds	30,285,104	—	—	30,285,104
Investments in Securities	1,956,887,951	—	—	1,956,887,951
Total	1,956,887,951	—	—	1,956,887,951

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Value and Restructuring Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,369,153,899)	$1,926,602,847
Affiliated issuers (identified cost $30,285,104)	30,285,104
Total investments (identified cost $1,399,439,003)	1,956,887,951
Receivable for:
Investments sold	14,446,417
Capital shares sold	84,593
Dividends	2,533,145
Reclaims	157,674
Prepaid expenses	20,781
Trustees' deferred compensation plan	257,592
Total assets	1,974,388,153
Liabilities
Payable for:
Investments purchased	10,665,925
Capital shares purchased	954,502
Investment management fees	37,036
Distribution and/or service fees	1,601
Transfer agent fees	328,573
Administration fees	3,221
Chief compliance officer expenses	175
Other expenses	82,501
Trustees' deferred compensation plan	257,592
Total liabilities	12,331,126
Net assets applicable to outstanding capital stock	$1,962,057,027
Represented by
Paid-in capital	$1,136,492,006
Undistributed net investment income	3,316,425
Accumulated net realized gain	264,817,960
Unrealized appreciation (depreciation) on:
Investments	557,448,948
Foreign currency translations	(18,312)
Total — representing net assets applicable to outstanding capital stock	$1,962,057,027

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Value and Restructuring Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$96,115,868
Shares outstanding	1,797,105
Net asset value per share	$53.48
Maximum offering price per share(a)	$56.74
Class C
Net assets	$28,941,528
Shares outstanding	546,473
Net asset value per share	$52.96
Class I
Net assets	$2,747
Shares outstanding	51
Net asset value per share(b)	$53.35
Class R
Net assets	$11,169,508
Shares outstanding	209,152
Net asset value per share	$53.40
Class R4
Net assets	$5,099,297
Shares outstanding	93,884
Net asset value per share	$54.31
Class R5
Net assets	$15,970,283
Shares outstanding	293,996
Net asset value per share	$54.32
Class W
Net assets	$2,753
Shares outstanding	51
Net asset value per share(b)	$53.46
Class Y
Net assets	$1,056,032
Shares outstanding	19,471
Net asset value per share	$54.24
Class Z
Net assets	$1,803,699,011
Shares outstanding	33,739,621
Net asset value per share	$53.46

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Value and Restructuring Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$36,764,614
Dividends — affiliated issuers	18,551
Interest	266
Foreign taxes withheld	(134,331)
Total income	36,649,100
Expenses:
Investment management fees	14,148,667
Distribution and/or service fees
Class A	261,555
Class C	291,368
Class R	66,656
Class W	7
Transfer agent fees
Class A	194,127
Class C	54,058
Class R	24,779
Class R4	7,961
Class R5	6,077
Class W	5
Class Z	3,500,311
Administration fees	1,230,319
Compensation of board members	72,673
Custodian fees	19,278
Printing and postage fees	156,967
Registration fees	101,741
Professional fees	85,209
Chief compliance officer expenses	1,013
Other	48,239
Total expenses	20,271,010
Expense reductions	(17,559)
Total net expenses	20,253,451
Net investment income	16,395,649
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	319,384,409
Foreign currency translations	12,617
Net realized gain	319,397,026
Net change in unrealized appreciation (depreciation) on:
Investments	116,823,582
Foreign currency translations	(924)
Net change in unrealized appreciation (depreciation)	116,822,658
Net realized and unrealized gain	436,219,684
Net increase in net assets resulting from operations	$452,615,333

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Value and Restructuring Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013(a)
Operations
Net investment income	$16,395,649	$20,873,740
Net realized gain	319,397,026	454,760,982
Net change in unrealized appreciation (depreciation)	116,822,658	29,832,464
Net increase in net assets resulting from operations	452,615,333	505,467,186
Distributions to shareholders
Net investment income
Class A	(502,787)	(927,799)
Class C	—	(56,034)
Class I	(27)	(35)
Class R	(34,842)	(151,790)
Class R4	(29,800)	(13,344)
Class R5	(99,296)	(22,565)
Class W	(15)	(24)
Class Y	(8,670)	(1,893)
Class Z	(13,922,846)	(23,705,389)
Net realized gains
Class A	(19,773,142)	(14,028,118)
Class C	(5,258,141)	(3,752,998)
Class I	(573)	(345)
Class R	(2,735,402)	(3,218,304)
Class R4	(711,057)	(309)
Class R5	(1,904,189)	(309)
Class W	(572)	(345)
Class Y	(176,818)	(310)
Class Z	(345,469,085)	(272,216,030)
Total distributions to shareholders	(390,627,262)	(318,095,941)
Increase (decrease) in net assets from capital stock activity	(217,281,989)	(873,345,572)
Total decrease in net assets	(155,293,918)	(685,974,327)
Net assets at beginning of year	2,117,350,945	2,803,325,272
Net assets at end of year	$1,962,057,027	$2,117,350,945
Undistributed net investment income	$3,316,425	$1,506,443

(a) Class R4, Class R5 and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Value and Restructuring Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	375,367	19,868,540	234,722	11,579,064
Distributions reinvested	397,534	19,043,672	318,824	14,021,246
Redemptions	(942,149)	(47,675,725)	(1,349,900)	(65,754,655)
Net decrease	(169,248)	(8,763,513)	(796,354)	(40,154,345)
Class C shares
Subscriptions	36,514	1,808,527	33,542	1,581,039
Distributions reinvested	97,980	4,656,025	74,752	3,264,131
Redemptions	(138,492)	(6,979,548)	(287,203)	(13,979,207)
Net decrease	(3,998)	(514,996)	(178,909)	(9,134,037)
Class I shares
Redemptions	(7)	(300)	—	—
Net increase (decrease)	(7)	(300)	—	—
Class R shares
Subscriptions	42,415	2,180,001	77,979	3,833,132
Distributions reinvested	57,901	2,769,518	76,797	3,370,094
Redemptions	(237,423)	(12,177,484)	(469,811)	(23,116,940)
Net decrease	(137,107)	(7,227,965)	(315,035)	(15,913,714)
Class R4 shares
Subscriptions	32,137	1,672,683	191,818	10,039,112
Distributions reinvested	15,214	740,324	262	13,325
Redemptions	(15,715)	(806,151)	(129,832)	(6,948,009)
Net increase	31,636	1,606,856	62,248	3,104,428
Class R5 shares
Subscriptions	152,610	7,893,368	186,694	9,571,054
Distributions reinvested	41,146	2,002,907	446	22,544
Redemptions	(71,358)	(3,659,652)	(15,542)	(827,446)
Net increase	122,398	6,236,623	171,598	8,766,152
Class W shares
Redemptions	(7)	(300)	—	—
Net increase (decrease)	(7)	(300)	—	—
Class Y shares
Subscriptions	8,617	458,557	16,454	867,642
Distributions reinvested	3,807	184,949	37	1,871
Redemptions	(7,971)	(407,825)	(1,473)	(77,206)
Net increase	4,453	235,681	15,018	792,307

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Value and Restructuring Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	1,223,887	62,142,265	2,276,997	110,297,129
Distributions reinvested	6,367,437	304,978,976	5,631,101	247,812,847
Redemptions	(11,215,373)	(575,975,316)	(24,105,526)	(1,178,916,339)
Net decrease	(3,624,049)	(208,854,075)	(16,197,428)	(820,806,363)
Total net decrease	(3,775,929)	(217,281,989)	(17,238,862)	(873,345,572)

(a) Class R4, Class R5 and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Value and Restructuring Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,						Year Ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$52.33		$48.59		$49.58		$53.03		$44.68		$26.51
Income from investment operations:
Net investment income	0.30		0.32		0.23		0.49		0.53	(b)	0.39	(b)
Net realized and unrealized gain (loss)	11.06		9.81		(1.06)		(3.45)		8.37		18.16
Total from investment operations	11.36		10.13		(0.83)		(2.96)		8.90		18.55
Less distributions to shareholders:
Net investment income	(0.25)		(0.39)		(0.16)		(0.49)		(0.55)		(0.38)
Net realized gains	(9.96)		(6.00)		—		—		—		—
Total distributions to shareholders	(10.21)		(6.39)		(0.16)		(0.49)		(0.55)		(0.38)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$53.48		$52.33		$48.59		$49.58		$53.03		$44.68
Total return	24.05%		23.42%		(1.65%)		(5.49%)		20.17%		70.25%
Ratios to average net assets(d)
Total gross expenses	1.21%		1.21	%(e)	1.26	%(f)	1.26	%(e)	1.20	%(e)	1.14	%(e)
Total net expenses(g)	1.21	%(h)	1.21	%(e)(h)	1.19	%(f)(h)	1.19	%(e)(h)	1.20	%(e)(h)	1.14	%(e)(h)
Net investment income	0.58%		0.66%		1.15	%(f)	1.03%		1.16%		1.01%
Supplemental data
Net assets, end of period (in thousands)	$96,116		$102,893		$134,228		$166,301		$268,124		$291,655
Portfolio turnover	55%		55%		64%		9%		12%		6%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$52.02		$48.38		$49.44		$52.89		$44.60		$26.51
Income from investment operations:
Net investment income (loss)	(0.09)		(0.04)		0.08		0.13		0.18	(b)	0.10	(b)
Net realized and unrealized gain (loss)	10.99		9.76		(1.07)		(3.41)		8.36		18.16
Total from investment operations	10.90		9.72		(0.99)		(3.28)		8.54		18.26
Less distributions to shareholders:
Net investment income	—		(0.08)		(0.07)		(0.17)		(0.25)		(0.17)
Net realized gains	(9.96)		(6.00)		—		—		—		—
Total distributions to shareholders	(9.96)		(6.08)		(0.07)		(0.17)		(0.25)		(0.17)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$52.96		$52.02		$48.38		$49.44		$52.89		$44.60
Total return	23.14%		22.52%		(1.98%)		(6.18%)		19.27%		69.00%
Ratios to average net assets(d)
Total gross expenses	1.96%		1.96	%(e)	2.01	%(f)	1.99	%(e)	1.95	%(e)	1.89	%(e)
Total net expenses(g)	1.96	%(h)	1.96	%(e)(h)	1.94	%(f)(h)	1.95	%(e)(h)	1.95	%(e)(h)	1.89	%(e)(h)
Net investment income (loss)	(0.17%)		(0.09%)		0.41	%(f)	0.28%		0.40%		0.26%
Supplemental data
Net assets, end of period (in thousands)	$28,942		$28,634		$35,288		$41,945		$71,083		$74,880
Portfolio turnover	55%		55%		64%		9%		12%		6%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,					Year Ended March 31,
Class I	2014	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$52.22	$48.50		$49.48		$53.03		$43.47
Income from investment operations:
Net investment income	0.53	0.55		0.31		0.09		0.27
Net realized and unrealized gain (loss)	11.04	9.77		(1.08)		(2.95)		9.57
Total from investment operations	11.57	10.32		(0.77)		(2.86)		9.84
Less distributions to shareholders:
Net investment income	(0.48)	(0.60)		(0.21)		(0.69)		(0.28)
Net realized gains	(9.96)	(6.00)		—		—		—
Total distributions to shareholders	(10.44)	(6.60)		(0.21)		(0.69)		(0.28)
Net asset value, end of period	$53.35	$52.22		$48.50		$49.48		$53.03
Total return	24.63%	23.98%		(1.52%)		(5.26%)		22.67%
Ratios to average net assets(c)
Total gross expenses	0.76%	0.76	%(d)	0.81	%(e)	0.78	%(d)	0.79	%(d)(e)
Total net expenses(f)	0.76%	0.76	%(d)	0.81	%(e)	0.78	%(d)(g)	0.79	%(d)(e)(g)
Net investment income	1.03%	1.11%		1.55	%(e)	0.17%		1.05	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3	$3		$3		$3		$26,652
Portfolio turnover	55%	55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class R	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$52.26		$48.53		$49.55		$52.98		$44.64		$26.50
Income from investment operations:
Net investment income	0.16		0.20		0.18		0.37		0.41	(b)	0.30	(b)
Net realized and unrealized gain (loss)	11.06		9.80		(1.07)		(3.43)		8.37		18.14
Total from investment operations	11.22		10.00		(0.89)		(3.06)		8.78		18.44
Less distributions to shareholders:
Net investment income	(0.12)		(0.27)		(0.13)		(0.37)		(0.44)		(0.30)
Net realized gains	(9.96)		(6.00)		—		—		—		—
Total distributions to shareholders	(10.08)		(6.27)		(0.13)		(0.37)		(0.44)		(0.30)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$53.40		$52.26		$48.53		$49.55		$52.98		$44.64
Total return	23.75%		23.12%		(1.77%)		(5.70%)		19.86%		69.84%
Ratios to average net assets(d)
Total gross expenses	1.46%		1.46	%(e)	1.51	%(f)	1.50	%(e)	1.45	%(e)	1.39	%(e)
Total net expenses(g)	1.46	%(h)	1.46	%(e)(h)	1.44	%(f)(h)	1.44	%(e)(h)	1.45	%(e)(h)	1.39	%(e)(h)
Net investment income	0.31%		0.40%		0.91	%(f)	0.76%		0.91%		0.78%
Supplemental data
Net assets, end of period (in thousands)	$11,170		$18,096		$32,095		$38,799		$65,321		$58,120
Portfolio turnover	55%		55%		64%		9%		12%		6%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$53.00		$48.51
Income from investment operations:
Net investment income	0.43		0.43
Net realized and unrealized gain	11.22		10.42
Total from investment operations	11.65		10.85
Less distributions to shareholders:
Net investment income	(0.38)		(0.36)
Net realized gains	(9.96)		(6.00)
Total distributions to shareholders	(10.34)		(6.36)
Net asset value, end of period	$54.31		$53.00
Total return	24.37%		24.95%
Ratios to average net assets(b)
Total gross expenses	0.96%		0.94	%(c)(d)
Total net expenses(e)	0.96	%(f)	0.94	%(c)(d)(f)
Net investment income	0.83%		1.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$5,099		$3,299
Portfolio turnover	55%		55%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$53.00	$48.51
Income from investment operations:
Net investment income	0.50	0.46
Net realized and unrealized gain	11.23	10.43
Total from investment operations	11.73	10.89
Less distributions to shareholders:
Net investment income	(0.45)	(0.40)
Net realized gains	(9.96)	(6.00)
Total distributions to shareholders	(10.41)	(6.40)
Net asset value, end of period	$54.32	$53.00
Total return	24.55%	25.05%
Ratios to average net assets(b)
Total gross expenses	0.83%	0.81	%(c)(d)
Total net expenses(e)	0.83%	0.81	%(c)(d)
Net investment income	0.97%	1.11	%(c)
Supplemental data
Net assets, end of period (in thousands)	$15,970	$9,095
Portfolio turnover	55%	55%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class W	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$52.30		$48.56		$49.56		$53.04		$43.49
Income from investment operations:
Net investment income	0.32		0.36		0.23		0.50		0.20
Net realized and unrealized gain (loss)	11.07		9.79		(1.07)		(3.47)		9.53
Total from investment operations	11.39		10.15		(0.84)		(2.97)		9.73
Less distributions to shareholders:
Net investment income	(0.27)		(0.41)		(0.16)		(0.51)		(0.18)
Net realized gains	(9.96)		(6.00)		—		—		—
Total distributions to shareholders	(10.23)		(6.41)		(0.16)		(0.51)		(0.18)
Net asset value, end of period	$53.46		$52.30		$48.56		$49.56		$53.04
Total return	24.13%		23.49%		(1.66%)		(5.50%)		22.41%
Ratios to average net assets(c)
Total gross expenses	1.17%		1.14	%(d)	1.24	%(e)	1.22	%(d)	1.19	%(d)(e)
Total net expenses(f)	1.17	%(g)	1.14	%(d)(g)	1.18	%(e)(g)	1.17	%(d)(g)	1.19	%(d)(e)(g)
Net investment income	0.61%		0.73%		1.18	%(e)	1.04%		0.81	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3		$3		$3
Portfolio turnover	55%		55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$52.94	$48.45
Income from investment operations:
Net investment income	0.53	0.48
Net realized and unrealized gain	11.21	10.43
Total from investment operations	11.74	10.91
Less distributions to shareholders:
Net investment income	(0.48)	(0.42)
Net realized gains	(9.96)	(6.00)
Total distributions to shareholders	(10.44)	(6.42)
Net asset value, end of period	$54.24	$52.94
Total return	24.61%	25.12%
Ratios to average net assets(b)
Total gross expenses	0.77%	0.75	%(c)(d)
Total net expenses(e)	0.77%	0.75	%(c)(d)
Net investment income	1.03%	1.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,056	$795
Portfolio turnover	55%	55%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year Ended August 31,						Year Ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$52.31		$48.57		$49.55		$53.01		$44.66		$26.49
Income from investment operations:
Net investment income	0.42		0.45		0.27		0.61		0.64	(b)	0.49	(b)
Net realized and unrealized gain (loss)	11.07		9.80		(1.06)		(3.46)		8.37		18.15
Total from investment operations	11.49		10.25		(0.79)		(2.85)		9.01		18.64
Less distributions to shareholders:
Net investment income	(0.38)		(0.51)		(0.19)		(0.61)		(0.66)		(0.47)
Net realized gains	(9.96)		(6.00)		—		—		—		—
Total distributions to shareholders	(10.34)		(6.51)		(0.19)		(0.61)		(0.66)		(0.47)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(c)
Net asset value, end of period	$53.46		$52.31		$48.57		$49.55		$53.01		$44.66
Total return	24.38%		23.74%		(1.57%)		(5.26%)		20.46%		70.71%
Ratios to average net assets(d)
Total gross expenses	0.96%		0.96	%(e)	1.01	%(f)	0.99	%(e)	0.95	%(e)	0.89	%(e)
Total net expenses(g)	0.96	%(h)	0.96	%(e)(h)	0.94	%(f)(h)	0.94	%(e)(h)	0.95	%(e)(h)	0.89	%(e)(h)
Net investment income	0.83%		0.90%		1.36	%(f)	1.28%		1.40%		1.28%
Supplemental data
Net assets, end of period (in thousands)	$1,803,699		$1,954,532		$2,601,708		$3,887,512		$6,583,690		$6,765,345
Portfolio turnover	55%		55%		64%		9%		12%		6%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Value and Restructuring Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Value and Restructuring Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the

Annual Report 2014
26

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2014

NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund

Annual Report 2014
27

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2014

accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares are not subject to transfer agent fees.

Annual Report 2014
28

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2014

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class C	0.19
Class R	0.19
Class R4	0.19
Class R5	0.05
Class W	0.16
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $17,559.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $31,720 for Class A and $996 for Class C shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2014 through December 31, 2014	Prior to January 1, 2014
Class A	1.24%	1.26%
Class C	1.99	2.01
Class I	0.85	0.85
Class R	1.49	1.51
Class R4	0.99	1.01
Class R5	0.90	0.90
Class W	1.24	1.26
Class Y	0.85	0.85
Class Z	0.99	1.01

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax
Annual Report 2014
29

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2014

regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$12,616
Accumulated net realized gain	(12,617)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$146,061,474	$47,692,261
Long-term capital gains	244,565,788	270,403,680
Total	390,627,262	318,095,941

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$50,921,592
Undistributed long-term capital gains	226,055,258
Net unrealized appreciation	548,864,076

At August 31, 2014, the cost of investments for federal income tax purposes was $1,408,023,875 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$551,125,644
Unrealized depreciation	(2,261,568)
Net unrealized appreciation	548,864,076

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,112,826,202 and $1,710,706,997, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, three unaffiliated shareholders of record owned 62.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Annual Report 2014
30

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2014

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
31

Columbia Value and Restructuring Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Value and Restructuring Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Value and Restructuring Fund (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

Annual Report 2014
32

Columbia Value and Restructuring Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	27.36%
Dividends Received Deduction	24.36%
Capital Gain Dividend	$280,702,919

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
33

Columbia Value and Restructuring Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
34

Columbia Value and Restructuring Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
35

Columbia Value and Restructuring Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
36

Columbia Value and Restructuring Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Value and Restructuring Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.24% for Class A, 1.99% for Class C, 0.85% for Class I, 1.49% for Class R, 0.99% for Class R4, 0.90% for Class R5, 1.24% for Class W, 0.85% for Class Y and 0.99% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
37

Columbia Value and Restructuring Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the 30th, 81st and 28th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2014
38

Columbia Value and Restructuring Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
39

Columbia Value and Restructuring Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
40

Columbia Value and Restructuring Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Value and Restructuring Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN238_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Global Dividend Opportunity Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Connect with Columbia Management

Get the market insight you need from our investment experts

Investor insight

Stay informed with economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiamanagement.com.

  Columbia Management investor
(e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiamanagement.com/newsletter.

  Investment videos

Watch and discover what our thought leaders are saying about financial markets and the economy. For an analysis of current events and trends that may affect your investments, visit our online video library at columbiamanagement.com/
market-insights/videos.

  Social media

Columbia Management offers you multiple ways to access our market commentary and investment insights.

>  Perspectives blog at columbiamanagement.com
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

>  Twitter.com/ColumbiaMgmt
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

>  Youtube.com/columbiamanagement
View our commentaries on the economy, markets and current investment opportunities.

>  Linkedin.com/company/columbia-management
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Management investor was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Global Dividend Opportunity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Board Consideration and Approval of Advisory Agreement	43
Important Information About This Report	47

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Global Dividend Opportunity Fund

Performance Overview

Performance Summary

>  Columbia Global Dividend Opportunity Fund (the Fund) Class A shares returned 16.40% excluding sales charges for the 12-month period that ended August 31, 2014.

>  During the 12-month period, the Fund underperformed the MSCI All Country World High Dividend Yield Index (Net), which returned 18.98%, and the MSCI All Country World Index (Net), which returned 20.99%.

>  While generating solid absolute gains, the Fund's relative results were hurt by stock selection and country allocation.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		16.40	12.07	7.02
Including sales charges		9.71	10.75	6.39
Class B	11/01/02
Excluding sales charges		15.56	11.23	6.23
Including sales charges		10.56	10.97	6.23
Class C	10/13/03
Excluding sales charges		15.55	11.23	6.22
Including sales charges		14.55	11.23	6.22
Class I*	09/27/10	16.95	12.52	7.37
Class R*	09/27/10	16.13	11.79	6.75
Class R4*	03/19/13	16.74	12.36	7.29
Class R5*	01/08/14	16.89	12.39	7.31
Class W*	09/27/10	16.50	12.12	7.09
Class Y*	07/15/09	17.00	12.55	7.38
Class Z	11/09/00	16.70	12.35	7.29
MSCI All Country World High Dividend Yield Index (Net)		18.98	11.22	8.18
MSCI All Country World Index (Net)		20.99	11.80	7.85

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI All Country World High Dividend Yield Index (Net) includes large and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities selected from the MSCI All Country World Index (Net) with higher than average dividend yields that are both sustainable and persistent.

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI All Country World High Dividend Yield Index (Net) and the MSCI All Country World Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

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2

Columbia Global Dividend Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Global Dividend Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Paul Stocking

Steven Schroll

Dean Ramos, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2014)
Royal Dutch Shell PLC, Class A (United Kingdom)	3.5
Roche Holding AG, Genusschein Shares (Switzerland)	2.9
BP PLC (United Kingdom)	2.6
Nestlé SA, Registered Shares (Switzerland)	2.5
Johnson & Johnson (United States)	2.4
Merck & Co., Inc. (United States)	2.2
HSBC Holdings PLC, ADR (United Kingdom)	2.2
BHP Billiton Ltd. (Australia)	2.0
Total SA (France)	2.0
Pfizer, Inc. (United States)	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Effective March 11, 2014, the MSCI All Country World High Dividend Yield Index (Net) was added as a benchmark for the Fund.

For the 12-month period that ended August 31, 2014, the Fund's Class A shares gained 16.40% excluding sales charges. During the same 12-month period, the Fund underperformed the MSCI All Country World High Dividend Yield Index (Net) (High Dividend Yield Index), which returned 18.98%, and the MSCI All Country World Index (Net), which returned 20.99%. While generating solid absolute gains, the Fund's relative results were hurt by stock selection and country allocation. During the 12-month period, sector allocation had a rather neutral effect.

Global Equity Markets Gained Despite Geopolitical Headwinds

Despite geopolitical headwinds in several regions of the world, global equity markets recorded strong gains during the period, outperforming global credit across high-yield, investment-grade and sovereign bond sectors. Equity market performance was driven largely by an expansion in valuations and a more modest upgrade in forward earnings estimates, as aggregate central bank balance sheets expanded at an accelerating rate. The U.S. equity market led major developed markets, as domestic aggregate earnings revisions remained strong relative to the world, as they have since late 2011. The performance of European equities was mixed, with the major U.K. market underperforming, while several peripheral countries, such as Spain and Italy, performed better. Asia Pacific equity markets lagged the High Dividend Yield Index, principally due to underperformance in Japan, as yen depreciation was less dramatic than during the prior 12 months and as Japan's domestic economy absorbed a value-added tax hike in early 2014. Emerging market equities were mixed during the period, with India outperforming the High Dividend Yield Index on election optimism but Russia underperforming the High Dividend Yield Index due to its involvement in the Ukraine conflict.

Financials Positioning Hampered Results Most

Industry and stock selection in the financials sector detracted most from the Fund's results. The Fund had an overweight exposure to both U.S. and Japanese banks, especially larger cap banks, which lagged the High Dividend Yield Index during the period. Among the biggest detractors were positions in Sumitomo Mitsui Financial Group and Mizuho Financial Group.

The Fund's results were hurt by stock selection in the energy sector. A position in offshore deepwater drilling provider Seadrill was a particular disappointment.

Stock selection in telecommunication services and information technology detracted from Fund results. In telecommunication services, positions in Far Eastone Telecommunications and China Mobile hurt most. In information technology, having an underweight exposure to the strongly performing semiconductor bellwether Intel hampered results.

From a country perspective, an overweight allocation to Japan and an underweight allocation to Switzerland detracted most. Having a position in cash during a period when the global equity market overall rallied also hurt relative results.

Annual Report 2014
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Columbia Global Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Consumer Staples, Utilities and Materials Stock Selection Aided Fund Results

Stock selection in consumer staples added value, with an overweight in a basket of tobacco companies helping most. Industry and stock selection in materials was effective, with an emphasis on chemicals proving most beneficial. Positions in Lyondell Basell and Dow Chemical were notably strong performers. Stock selection in utilities also contributed positively, with positions in multi-line utilities, including several based in southern Europe, boosting results most.

From a country perspective, stock selection in the U.S. buoyed Fund results most. To a more modest degree, also contributing positively were having an overweighted exposure to Spain, which outpaced the High Dividend Yield Index; having no exposure to Russia, which posted a negative return; and stock selection in the U.K.

Various Factors Drove Country and Sector Weighting Changes

As driven by the change in the High Dividend Yield Index, we increased the Fund's exposure to the U.K. and Switzerland and reduced its exposure to Japan.

Based on fundamental, bottom-up stock selection, the Fund's allocations to the consumer discretionary, financials (especially banks), industrials and information technology sectors decreased. The Fund's exposures to the health care (especially pharmaceuticals), energy (particularly integrated oils) and consumer staples (especially tobacco and packaged foods) sectors increased. Among the most significant purchases for the Fund during the period were Royal Dutch Shell, BP, Total, Nestle, Royal Bank of Canada and Bank of Montreal. Among the most significant sales for the Fund during the period were Wells Fargo, US Bancorp, Seadrill, General Electric, Apple and Pepsico.

Derivative Positions

We actively used equity-linked notes as a way to get exposure to stocks — across a wide spectrum of sectors — to enhance yield opportunities. Such a strategy effectively added value during the period. An equity-linked note is a debt instrument that varies from a standard fixed-income security in that the coupon is built on the return of a single stock, a basket of stocks or an equity index, otherwise known as the underlying equity.

Looking Ahead

As central bank monetary policy diverges — with the European Central Bank implementing a more active, aggressively easier policy and the U.S. Federal Reserve more definitively becoming less accommodative with the impending end to its quantitative easing program — our focus is likely to shift in the months ahead toward seeking more opportunities in Europe relative to the U.S. and Asia. Two other factors supporting such a focus on Europe are: 1) the weakening of the euro against a basket of other major currencies, making investments in European exporters potentially more attractive, and 2) geopolitical unrest, which has caused dislocations in certain markets, potentially providing opportunities to invest in high quality companies at attractive valuations.

From a sector perspective, at the end of August 2014, the Fund had modestly greater weightings than the High Dividend Yield Index in the more traditionally

Country Breakdown (%) (at August 31, 2014)
Australia	4.1
Brazil	0.6
Canada	6.5
Chile	0.3
Denmark	0.3
France	4.4
Germany	2.2
Hong Kong	0.3
Indonesia	0.9
Israel	0.7
Italy	1.2
Japan	4.7
Malaysia	0.6
Netherlands	1.5
New Zealand	0.4
Norway	0.5
Philippines	0.8
Poland	0.6
Spain	2.5
Sweden	1.3
Switzerland	9.6
Taiwan	0.5
United Kingdom	21.0
United States (a)	34.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at August 31, 2014)
Aerospace & Defense	1.9
Auto Components	0.5
Automobiles	1.0
Banks	11.2
Beverages	1.2
Capital Markets	0.6
Chemicals	2.6
Commercial Services & Supplies	0.7
Communications Equipment	1.6
Construction & Engineering	0.7

Annual Report 2014
5

Columbia Global Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (continued) (at August 31, 2014)
Diversified Telecommunication Services	7.3
Electric Utilities	3.1
Food & Staples Retailing	1.2
Food Products	3.9
Gas Utilities	0.5
Hotels, Restaurants & Leisure	0.4
Household Products	1.1
Industrial Conglomerates	0.7
Insurance	3.9
Machinery	0.5
Marine	0.2
Media	1.1
Metals & Mining	3.3
Multiline Retail	0.7
Multi-Utilities	3.7
Oil, Gas & Consumable Fuels	13.1
Personal Products	0.4
Pharmaceuticals	17.5
Semiconductors & Semiconductor Equipment	2.0
Technology Hardware, Storage & Peripherals	0.4
Tobacco	5.9
Trading Companies & Distributors	1.6
Wireless Telecommunication Services	3.4
Money Market Funds	1.0
Total	98.9

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. See the Fund's prospectus for more information on these and other risks.

defensive sectors, including consumer staples, telecommunication services, utilities and health care, and somewhat lesser allocations to the more economically-sensitive, cyclical sectors, including financials, industrials and consumer discretionary. However, it is important to note that such positioning was based not on our view of broad economic factors, anticipation of central bank policy or a forecast of market trends, but rather on our bottom-up research. That said, we are comfortable with the Fund's current positioning based on our analysis of relative valuation given what we see as the potential for some correction in the market, albeit neither long nor deep, following robust performance during the past 20 months or so. Further, we are not actively choosing to de-emphasize investments in cyclical sectors, we simply have not been finding buying opportunities at this time that meet our criteria there.

Going forward, we intend to seek value opportunities in all sectors of the global equity market, maintaining a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital. We believe such a bottom-up, fundamentally-focused strategy should ultimately reward investors maintaining a long-term perspective.

Annual Report 2014
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Columbia Global Dividend Opportunity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.30	1,018.70	6.37	6.29	1.25
Class B	1,000.00	1,000.00	1,040.70	1,014.96	10.18	10.05	2.00
Class C	1,000.00	1,000.00	1,040.10	1,014.96	10.17	10.05	2.00
Class I	1,000.00	1,000.00	1,047.00	1,020.94	4.08	4.03	0.80
Class R	1,000.00	1,000.00	1,043.50	1,017.45	7.64	7.54	1.50
Class R4	1,000.00	1,000.00	1,045.70	1,019.90	5.15	5.09	1.01
Class R5	1,000.00	1,000.00	1,047.10	1,020.54	4.49	4.43	0.88
Class W	1,000.00	1,000.00	1,045.00	1,018.70	6.37	6.29	1.25
Class Y	1,000.00	1,000.00	1,046.90	1,020.89	4.13	4.08	0.81
Class Z	1,000.00	1,000.00	1,045.40	1,019.95	5.10	5.04	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
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Columbia Global Dividend Opportunity Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.0%

Issuer	Shares	Value ($)
Australia 4.1%
AMP Ltd.	898,359	4,936,747
Australia and New Zealand Banking Group Ltd.	248,141	7,754,481
BHP Billiton Ltd.	540,496	18,638,913
Coca-Cola Amatil Ltd.	271,078	2,281,355
Wesfarmers Ltd.	113,332	4,588,089
Total		38,199,585
Brazil 0.6%
Natura Cosmeticos SA	181,800	3,348,498
Souza Cruz SA	233,900	2,215,180
Total		5,563,678
Canada 6.4%
Bank of Montreal	140,584	10,819,344
BCE, Inc.	143,383	6,455,103
Royal Bank of Canada	204,838	15,216,376
Suncor Energy, Inc.	146,672	6,026,752
TELUS Corp.	154,303	5,626,887
Toronto-Dominion Bank (The)	114,298	6,018,174
Toronto-Dominion Bank (The)	179,157	9,429,033
Total		59,591,669
Chile 0.3%
Banco de Chile, ADR	36,752	2,708,990
Denmark 0.3%
TDC A/S	295,440	2,535,961
France 4.4%
Cie Generale des Etablissements Michelin	39,524	4,370,125
GDF Suez	168,232	4,143,553
Sanofi	104,400	11,454,227
Suez Environnement Co.	141,679	2,611,812
Total SA	279,717	18,446,538
Total		41,026,255
Germany 2.2%
Allianz SE, Registered Shares	68,571	11,694,832
Freenet AG	100,961	2,698,258
Siemens AG, Registered Shares	51,449	6,445,118
Total		20,838,208

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 0.3%
Television Broadcasts Ltd.	447,600	2,821,306
Indonesia 0.9%
PT Telekomunikasi Tbk	35,993,100	8,226,939
Israel 0.6%
Bezeq Israeli Telecommunication Corp. Ltd. (The), ADR	647,051	6,127,573
Italy 1.2%
ENI SpA	279,384	6,967,493
Terna Rete Elettrica Nazionale SpA	813,197	4,188,521
Total		11,156,014
Japan 4.7%
Canon, Inc.	54,800	1,788,320
Mitsubishi Corp.	341,300	7,061,701
Mitsui & Co., Ltd.	510,100	8,321,903
Mizuho Financial Group, Inc.	2,816,300	5,371,531
Nissan Motor Co., Ltd.	698,200	6,706,579
NTT DoCoMo, Inc.	328,700	5,692,151
Sumitomo Mitsui Financial Group, Inc.	214,200	8,664,197
Total		43,606,382
Malaysia 0.6%
Malayan Banking Bhd	1,731,200	5,547,930
Netherlands 1.2%
Unilever NV-CVA	269,954	11,221,126
New Zealand 0.4%
Spark New Zealand Ltd.	1,619,840	3,976,675
Norway 0.5%
Telenor ASA	217,647	4,989,979
Philippines 0.8%
Philippine Long Distance Telephone Co.	91,995	7,226,736
Poland 0.6%
Powszechny Zaklad Ubezpieczen SA	37,357	5,470,093
Spain 2.4%
Enagas SA	141,142	4,704,956
Endesa SA	175,046	6,502,147
Ferrovial SA	178,342	3,629,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Red Electrica Corp. SA	55,366	4,662,429
Repsol SA	131,578	3,265,834
Total		22,765,176
Sweden 1.3%
Atlas Copco AB, Class B	168,596	4,493,964
Skanska AB, Class B	153,157	3,168,652
TeliaSonera AB	593,412	4,330,080
Total		11,992,696
Switzerland 9.5%
ACE Ltd.	54,478	5,792,646
Kuehne & Nagel International AG	16,807	2,264,611
Nestlé SA, Registered Shares	295,227	22,912,612
Novartis AG, ADR	143,334	12,877,127
Novartis AG, Registered Shares	77,774	6,976,405
Roche Holding AG, Genusschein Shares	90,709	26,450,411
Swiss Re AG	102,807	8,426,803
Swisscom AG	5,125	2,975,464
Total		88,676,079
Taiwan 0.4%
Far EasTone Telecommunications Co., Ltd.	1,955,000	4,163,954
United Kingdom 20.8%
AstraZeneca PLC	114,247	8,662,102
BAE Systems PLC	472,645	3,492,530
BAE Systems PLC, ADR	107,557	3,174,007
BP PLC	2,972,506	23,768,501
British American Tobacco PLC	212,434	12,532,215
GlaxoSmithKline PLC	320,880	7,854,796
HSBC Holdings PLC	951,457	10,298,743
HSBC Holdings PLC, ADR	364,156	19,686,273
Imperial Tobacco Group PLC	294,966	12,864,103
Inmarsat PLC	633,636	7,368,778
J Sainsbury PLC	335,811	1,618,413
Marks & Spencer Group PLC	855,129	6,103,045
National Grid PLC	888,070	13,254,226
Pearson PLC	426,944	7,874,672
Rio Tinto PLC	220,377	11,756,879
Royal Dutch Shell PLC, Class A	784,543	31,753,963

Common Stocks (continued)

Issuer	Shares	Value ($)
Vodafone Group PLC	2,296,237	7,881,515
Vodafone Group PLC, ADR	115,903	3,980,109
Total		193,924,870
United States 32.5%
AbbVie, Inc.	231,045	12,772,168
Altria Group, Inc.	279,022	12,020,268
AT&T, Inc.	267,706	9,359,002
Bristol-Myers Squibb Co.	149,590	7,576,733
Chevron Corp.	96,807	12,531,666
Cisco Systems, Inc.	599,163	14,973,083
Coca-Cola Co. (The)	209,945	8,758,905
ConocoPhillips	188,771	15,331,981
Consolidated Edison, Inc.	25,405	1,470,695
Dow Chemical Co. (The)	340,103	18,212,516
Duke Energy Corp.	145,025	10,730,400
Eli Lilly & Co.	123,672	7,860,592
Intel Corp.	350,015	12,222,524
Johnson & Johnson	211,484	21,937,235
JPMorgan Chase & Co.	49,573	2,947,115
Kraft Foods Group, Inc.	35,789	2,107,972
Lockheed Martin Corp.	63,861	11,111,814
LyondellBasell Industries NV, Class A	57,133	6,533,159
McDonald's Corp.	45,271	4,242,798
Merck & Co., Inc.	338,880	20,370,077
Microchip Technology, Inc.	123,365	6,023,913
Occidental Petroleum Corp.	39,163	4,062,378
Pfizer, Inc.	620,313	18,230,999
PG&E Corp.	151,748	7,053,247
Philip Morris International, Inc.	184,923	15,825,710
Procter & Gamble Co. (The)	121,641	10,109,584
RR Donnelley & Sons Co.	367,593	6,495,368
Seagate Technology PLC	34,846	2,180,663
Sempra Energy	60,825	6,445,625
SYSCO Corp.	127,240	4,813,489
Verizon Communications, Inc.	127,276	6,340,890
Xcel Energy, Inc.	93,219	2,987,669
Total		303,640,238
Total Common Stocks (Cost: $795,864,662)		905,998,112

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2014

Convertible Bonds 0.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netherlands 0.3%
Volkswagen International Finance NV(a) 11/09/15	5.500%	1,700,000	2,386,725
Total Convertible Bonds (Cost: $2,204,701)			2,386,725

Equity-Linked Notes 0.6%

Issuer	Coupon Rate	Shares	Value ($)
United States 0.6%
Goldman Sachs Group, Inc. (The)(a) (linked to common stock of Devon Energy Corp.) 09/18/14	4.000%	57,560	4,323,434
(linked to common stock of Walgreen Co.) 10/22/14	10.250%	26,800	1,647,625
Total			5,971,059
Total Equity-Linked Notes (Cost: $6,396,180)			5,971,059

Money Market Funds 1.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(b)(c)	9,509,763	9,509,763
Total Money Market Funds (Cost: $9,509,763)		9,509,763
Total Investments (Cost: $813,975,306)		923,865,659
Other Assets & Liabilities, Net		9,878,209
Net Assets		933,743,868

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the value of these securities amounted to $8,357,784 or 0.90% of net assets.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	34,056,432	389,718,686	(414,265,355)	9,509,763	26,523	9,509,763

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	4,242,799	27,875,725	—	32,118,524
Consumer Staples	59,199,608	68,017,913	—	127,217,521
Energy	37,952,777	84,202,329	—	122,155,106
Financials	72,617,951	68,165,358	—	140,783,309
Health Care	101,624,931	61,397,941	—	163,022,872
Industrials	20,781,189	38,878,289	—	59,659,478
Information Technology	35,400,183	1,788,320	—	37,188,503
Materials	24,745,674	30,395,792	—	55,141,466
Telecommunication Services	37,889,563	62,066,490	—	99,956,053
Utilities	28,687,636	40,067,644	—	68,755,280
Total Equity Securities	423,142,311	482,855,801	—	905,998,112
Bonds
Convertible Bonds	—	2,386,725	—	2,386,725
Total Bonds	—	2,386,725	—	2,386,725
Other
Equity-Linked Notes	—	5,971,059	—	5,971,059
Total Other	—	5,971,059	—	5,971,059
Mutual Funds
Money Market Funds	9,509,763	—	—	9,509,763
Total Mutual Funds	9,509,763	—	—	9,509,763
Investments in Securities	432,652,074	491,213,585	—	923,865,659

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Global Dividend Opportunity Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $804,465,543)	$914,355,896
Affiliated issuers (identified cost $9,509,763)	9,509,763
Total investments (identified cost $813,975,306)	923,865,659
Cash	12,506
Foreign currency (identified cost $6,980,447)	6,980,447
Receivable for:
Investments sold	10,089,198
Capital shares sold	191,138
Dividends	3,453,185
Interest	27,600
Reclaims	731,735
Prepaid expenses	10,240
Trustees' deferred compensation plan	141,129
Other assets	5,583
Total assets	945,508,420
Liabilities
Payable for:
Investments purchased	11,121,228
Capital shares purchased	311,902
Investment management fees	17,595
Distribution and/or service fees	1,559
Transfer agent fees	57,795
Administration fees	1,473
Chief compliance officer expenses	83
Other expenses	94,271
Trustees' deferred compensation plan	141,129
Other liabilities	17,517
Total liabilities	11,764,552
Net assets applicable to outstanding capital stock	$933,743,868
Represented by
Paid-in capital	$742,313,519
Undistributed net investment income	8,745,225
Accumulated net realized gain	72,799,278
Unrealized appreciation (depreciation) on:
Investments	109,890,353
Foreign currency translations	(4,507)
Total — representing net assets applicable to outstanding capital stock	$933,743,868

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Global Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$152,674,336
Shares outstanding	7,057,886
Net asset value per share	$21.63
Maximum offering price per share(a)	$22.95
Class B
Net assets	$2,118,269
Shares outstanding	103,424
Net asset value per share	$20.48
Class C
Net assets	$16,135,946
Shares outstanding	787,353
Net asset value per share	$20.49
Class I
Net assets	$168,473,732
Shares outstanding	7,778,898
Net asset value per share	$21.66
Class R
Net assets	$1,280,455
Shares outstanding	59,263
Net asset value per share	$21.61
Class R4
Net assets	$112,526
Shares outstanding	5,167
Net asset value per share	$21.78
Class R5
Net assets	$33,215
Shares outstanding	1,534
Net asset value per share(b)	$21.66
Class W
Net assets	$2,569
Shares outstanding	119
Net asset value per share(b)	$21.62
Class Y
Net assets	$2,634
Shares outstanding	121
Net asset value per share(b)	$21.68
Class Z
Net assets	$592,910,186
Shares outstanding	27,331,145
Net asset value per share	$21.69

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Global Dividend Opportunity Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$41,105,653
Dividends — affiliated issuers	26,523
Interest	114,186
Foreign taxes withheld	(3,110,970)
Total income	38,135,392
Expenses:
Investment management fees	6,295,514
Distribution and/or service fees
Class A	377,255
Class B	28,910
Class C	152,400
Class R	7,198
Class W	7
Transfer agent fees
Class A	328,583
Class B	6,339
Class C	33,155
Class R	3,139
Class R4	149
Class R5(a)	3
Class W	6
Class Z	1,290,040
Administration fees	527,055
Compensation of board members	43,125
Custodian fees	89,292
Printing and postage fees	143,145
Registration fees	121,664
Professional fees	61,115
Chief compliance officer expenses	459
Other	78,893
Total expenses	9,587,446
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(70,960)
Expense reductions	(136,564)
Total net expenses	9,379,922
Net investment income	28,755,470
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	96,599,063
Foreign currency translations	(127,070)
Forward foreign currency exchange contracts	(781,122)
Net realized gain	95,690,871
Net change in unrealized appreciation (depreciation) on:
Investments	15,738,102
Foreign currency translations	1,335
Forward foreign currency exchange contracts	229,244
Net change in unrealized appreciation (depreciation)	15,968,681
Net realized and unrealized gain	111,659,552
Net increase in net assets resulting from operations	$140,415,022

(a) Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Global Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014(a)	Year Ended August 31, 2013(b)
Operations
Net investment income	$28,755,470	$22,044,320
Net realized gain	95,690,871	59,835,680
Net change in unrealized appreciation (depreciation)	15,968,681	11,680,677
Net increase in net assets resulting from operations	140,415,022	93,560,677
Distributions to shareholders
Net investment income
Class A	(3,881,727)	(4,649,200)
Class B	(58,995)	(164,707)
Class C	(292,070)	(319,104)
Class I	(4,449,146)	(1,874,616)
Class R	(32,859)	(37,984)
Class R4	(1,933)	(210)
Class R5	(38)	—
Class W	(77)	(100)
Class Y	(81)	(99)
Class Z	(16,698,727)	(21,880,895)
Net realized gains
Class A	(5,768,263)	(8,633,525)
Class B	(129,247)	(553,180)
Class C	(601,021)	(881,135)
Class I	(5,040,084)	(3,859,833)
Class R	(56,504)	(77,203)
Class R4	(1,203)	—
Class W	(121)	(193)
Class Y	(103)	(165)
Class Z	(22,702,256)	(37,388,752)
Total distributions to shareholders	(59,714,455)	(80,320,901)
Increase (decrease) in net assets from capital stock activity	3,165,764	93,987,900
Total increase in net assets	83,866,331	107,227,676
Net assets at beginning of year	849,877,537	742,649,861
Net assets at end of year	$933,743,868	$849,877,537
Undistributed net investment income	$8,745,225	$6,282,736

(a) Class R5 shares are based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Global Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014(a)		Year Ended August 31, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	608,135	12,768,180	866,303	17,067,361
Distributions reinvested	431,039	8,752,303	655,285	12,083,694
Redemptions	(1,074,701)	(22,610,747)	(1,245,670)	(24,507,516)
Net increase (decrease)	(35,527)	(1,090,264)	275,918	4,643,539
Class B shares
Subscriptions	2,864	56,430	15,219	272,377
Distributions reinvested	8,122	155,817	29,750	518,076
Redemptions(c)	(118,038)	(2,342,692)	(339,853)	(6,351,183)
Net decrease	(107,052)	(2,130,445)	(294,884)	(5,560,730)
Class C shares
Subscriptions	226,012	4,469,181	122,017	2,289,642
Distributions reinvested	37,419	719,828	55,452	968,065
Redemptions	(188,489)	(3,726,886)	(179,822)	(3,368,702)
Net increase (decrease)	74,942	1,462,123	(2,353)	(110,995)
Class I shares
Subscriptions	1,439,964	28,612,532	6,342,428	126,780,708
Distributions reinvested	465,524	9,489,020	312,186	5,734,139
Redemptions	(565,297)	(12,071,543)	(216,054)	(4,220,466)
Net increase	1,340,191	26,030,009	6,438,560	128,294,381
Class R shares
Subscriptions	39,036	839,922	11,382	223,970
Distributions reinvested	4,404	89,191	6,245	114,904
Redemptions	(49,592)	(1,070,644)	(7,557)	(151,511)
Net increase (decrease)	(6,152)	(141,531)	10,070	187,363
Class R4 shares
Subscriptions	3,633	76,084	1,455	29,589
Distributions reinvested	142	2,958	9	172
Redemptions	(69)	(1,469)	(3)	(60)
Net increase	3,706	77,573	1,461	29,701
Class R5 shares
Subscriptions	1,534	33,497	—	—
Net increase	1,534	33,497	—	—
Class W shares
Redemptions	(28)	(600)	—	—
Net decrease	(28)	(600)	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Global Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014(a)		Year Ended August 31, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Redemptions	(5)	(100)	—	—
Net decrease	(5)	(100)	—	—
Class Z shares
Subscriptions	769,194	16,186,905	812,217	16,021,564
Distributions reinvested	1,886,471	38,421,766	3,067,570	56,781,325
Redemptions	(3,582,816)	(75,683,169)	(5,392,007)	(106,298,248)
Net decrease	(927,151)	(21,074,498)	(1,512,220)	(33,495,359)
Total net increase	344,458	3,165,764	4,916,552	93,987,900

(a) Class R5 shares are based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Global Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$19.85		$19.59		$17.72		$15.28		$14.62
Income from investment operations:
Net investment income	0.61		0.51		0.27		0.01		0.00	(a)
Net realized and unrealized gain	2.53		1.74		1.65		2.43		0.73
Total from investment operations	3.14		2.25		1.92		2.44		0.73
Less distributions to shareholders:
Net investment income	(0.54)		(0.68)		(0.05)		—		(0.07)
Net realized gains	(0.82)		(1.31)		—		—		—
Total distributions to shareholders	(1.36)		(1.99)		(0.05)		—		(0.07)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$21.63		$19.85		$19.59		$17.72		$15.28
Total return	16.40%		12.48%		10.88%		15.97%		5.00%
Ratios to average net assets(b)
Total gross expenses	1.27%		1.34%		1.28%		1.29%		1.43%
Total net expenses(c)	1.25	%(d)	1.26	%(d)	1.21	%(d)	1.25	%(e)	1.25	%(e)
Net investment income	2.92%		2.59%		1.49%		0.07%		0.01%
Supplemental data
Net assets, end of period (in thousands)	$152,674		$140,796		$133,541		$142,349		$141,137
Portfolio turnover	75%		60%		97%		62%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.02%, 0.03% and 0.07% for the years ended 2014, 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$18.85		$18.63		$16.93		$14.71		$14.12
Income from investment operations:
Net investment income (loss)	0.40		0.34		0.10		(0.12)		(0.11)
Net realized and unrealized gain	2.44		1.66		1.60		2.34		0.71
Total from investment operations	2.84		2.00		1.70		2.22		0.60
Less distributions to shareholders:
Net investment income	(0.39)		(0.47)		—		—		(0.01)
Net realized gains	(0.82)		(1.31)		—		—		—
Total distributions to shareholders	(1.21)		(1.78)		—		—		(0.01)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$20.48		$18.85		$18.63		$16.93		$14.71
Total return	15.56%		11.61%		10.04%		15.09%		4.26%
Ratios to average net assets(b)
Total gross expenses	2.02%		2.09%		2.03%		2.04%		2.18%
Total net expenses(c)	2.00	%(d)	2.01	%(d)	1.95	%(d)	2.00	%(e)	2.00	%(e)
Net investment income (loss)	2.03%		1.83%		0.59%		(0.70%)		(0.74%)
Supplemental data
Net assets, end of period (in thousands)	$2,118		$3,968		$9,414		$16,112		$19,861
Portfolio turnover	75%		60%		97%		62%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.02% and 0.08% for the years ended 2014, 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$18.86		$18.63		$16.93		$14.71		$14.13
Income from investment operations:
Net investment income (loss)	0.43		0.35		0.12		(0.12)		(0.11)
Net realized and unrealized gain	2.41		1.66		1.58		2.34		0.70
Total from investment operations	2.84		2.01		1.70		2.22		0.59
Less distributions to shareholders:
Net investment income	(0.39)		(0.47)		—		—		(0.01)
Net realized gains	(0.82)		(1.31)		—		—		—
Total distributions to shareholders	(1.21)		(1.78)		—		—		(0.01)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$20.49		$18.86		$18.63		$16.93		$14.71
Total return	15.55%		11.66%		10.04%		15.09%		4.18%
Ratios to average net assets(b)
Total gross expenses	2.02%		2.09%		2.04%		2.04%		2.18%
Total net expenses(c)	2.00	%(d)	2.01	%(d)	1.95	%(d)	2.00	%(e)	2.00	%(e)
Net investment income (loss)	2.17%		1.84%		0.72%		(0.68%)		(0.74%)
Supplemental data
Net assets, end of period (in thousands)	$16,136		$13,439		$13,319		$15,251		$15,994
Portfolio turnover	75%		60%		97%		62%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.02%, 0.03% and 0.09% for the years ended 2014, 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$19.87	$19.64	$17.80	$17.01
Income from investment operations:
Net investment income	0.72	0.58	0.35	0.09
Net realized and unrealized gain	2.53	1.76	1.64	0.74
Total from investment operations	3.25	2.34	1.99	0.83
Less distributions to shareholders:
Net investment income	(0.64)	(0.80)	(0.15)	(0.04)
Net realized gains	(0.82)	(1.31)	—	—
Total distributions to shareholders	(1.46)	(2.11)	(0.15)	(0.04)
Proceeds from regulatory settlements	—	—	0.00 (b)	—
Net asset value, end of period	$21.66	$19.87	$19.64	$17.80
Total return	16.95%	12.98%	11.27%	4.90%
Ratios to average net assets(c)
Total gross expenses	0.81%	0.84%	0.85%	0.75	%(d)
Total net expenses(e)	0.81%	0.83%	0.83%	0.75	%(d)(f)
Net investment income	3.45%	2.94%	1.91%	0.57	%(d)
Supplemental data
Net assets, end of period (in thousands)	$168,474	$127,949	$3	$3
Portfolio turnover	75%	60%	97%	62%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$19.83		$19.54		$17.67		$16.97
Income from investment operations:
Net investment income	0.57		0.46		0.23		0.00	(b)
Net realized and unrealized gain	2.52		1.75		1.64		0.70
Total from investment operations	3.09		2.21		1.87		0.70
Less distributions to shareholders:
Net investment income	(0.49)		(0.61)		(0.00	)(b)	—
Net realized gains	(0.82)		(1.31)		—		—
Total distributions to shareholders	(1.31)		(1.92)		(0.00	)(b)	—
Proceeds from regulatory settlements	—		—		0.00	(b)	—
Net asset value, end of period	$21.61		$19.83		$19.54		$17.67
Total return	16.13%		12.25%		10.61%		4.12%
Ratios to average net assets(c)
Total gross expenses	1.52%		1.59%		1.53%		1.54	%(d)
Total net expenses(e)	1.50	%(f)	1.51	%(f)	1.46	%(f)	1.50	%(d)(g)
Net investment income	2.72%		2.33%		1.24%		0.02	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,280		$1,297		$1,082		$1,071
Portfolio turnover	75%		60%		97%		62%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of 0.02%, 0.03% and 0.07% for the years ended 2014, 2013 and 2012, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$19.97		$19.69
Income from investment operations:
Net investment income	0.76		0.25
Net realized and unrealized gain	2.46		0.33
Total from investment operations	3.22		0.58
Less distributions to shareholders:
Net investment income	(0.59)		(0.30)
Net realized gains	(0.82)		—
Total distributions to shareholders	(1.41)		(0.30)
Net asset value, end of period	$21.78		$19.97
Total return	16.74%		3.02%
Ratios to average net assets(b)
Total gross expenses	1.03%		1.07	%(c)
Total net expenses(d)	0.99	%(e)	1.01	%(c)(e)
Net investment income	3.56%		2.78	%(c)
Supplemental data
Net assets, end of period (in thousands)	$113		$29
Portfolio turnover	75%		60%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.03% and 0.05% for the years ended 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

Class R5	Year Ended August 31, 2014(a)
Per share data
Net asset value, beginning of period	$20.57
Income from investment operations:
Net investment income	0.39
Net realized and unrealized gain	1.01
Total from investment operations	1.40
Less distributions to shareholders:
Net investment income	(0.31)
Total distributions to shareholders	(0.31)
Net asset value, end of period	$21.66
Total return	6.85%
Ratios to average net assets(b)
Total gross expenses	0.88	%(c)
Total net expenses(d)	0.88	%(c)
Net investment income	2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$33
Portfolio turnover	75%

Notes to Financial Highlights

(a)  Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$19.83		$19.57		$17.73		$16.97
Income from investment operations:
Net investment income	0.61		0.51		0.28		0.03
Net realized and unrealized gain	2.55		1.74		1.64		0.73
Total from investment operations	3.16		2.25		1.92		0.76
Less distributions to shareholders:
Net investment income	(0.55)		(0.68)		(0.08)		—
Net realized gains	(0.82)		(1.31)		—		—
Total distributions to shareholders	(1.37)		(1.99)		(0.08)		—
Proceeds from regulatory settlements	—		—		0.00	(b)	—
Net asset value, end of period	$21.62		$19.83		$19.57		$17.73
Total return	16.50%		12.48%		10.86%		4.48%
Ratios to average net assets(c)
Total gross expenses	1.28%		1.33%		1.33%		1.21	%(d)
Total net expenses(e)	1.26	%(f)	1.26	%(f)	1.23	%(f)	1.16	%(d)(g)
Net investment income	2.85%		2.60%		1.51%		0.15	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3		$3
Portfolio turnover	75%		60%		97%		62%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of 0.02%, 0.03% and 0.08% for the years ended 2014, 2013 and 2012, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2014	2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$19.89	$19.65	$17.79	$15.32		$14.64
Income from investment operations:
Net investment income	0.72	0.59	0.31	0.09		0.07
Net realized and unrealized gain	2.54	1.74	1.68	2.42		0.74
Total from investment operations	3.26	2.33	1.99	2.51		0.81
Less distributions to shareholders:
Net investment income	(0.65)	(0.78)	(0.13)	(0.04)		(0.13)
Net realized gains	(0.82)	(1.31)	—	—		—
Total distributions to shareholders	(1.47)	(2.09)	(0.13)	(0.04)		(0.13)
Proceeds from regulatory settlements	—	—	0.00 (a)	—		—
Net asset value, end of period	$21.68	$19.89	$19.65	$17.79		$15.32
Total return	17.00%	12.93%	11.28%	16.40%		5.51%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.96%	0.82%	0.83%		0.83%
Total net expenses(c)	0.81%	0.88%	0.82%	0.83	%(d)	0.83	%(d)
Net investment income	3.33%	2.97%	1.70%	0.51%		0.43%
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$2	$15,557		$9,826
Portfolio turnover	75%	60%	97%	62%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$19.90		$19.66		$17.78		$15.32		$14.64
Income from investment operations:
Net investment income	0.67		0.56		0.31		0.06		0.04
Net realized and unrealized gain	2.53		1.75		1.67		2.42		0.74
Total from investment operations	3.20		2.31		1.98		2.48		0.78
Less distributions to shareholders:
Net investment income	(0.59)		(0.76)		(0.10)		(0.02)		(0.10)
Net realized gains	(0.82)		(1.31)		—		—		—
Total distributions to shareholders	(1.41)		(2.07)		(0.10)		(0.02)		(0.10)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$21.69		$19.90		$19.66		$17.78		$15.32
Total return	16.70%		12.76%		11.20%		16.17%		5.31%
Ratios to average net assets(b)
Total gross expenses	1.02%		1.09%		1.03%		1.04%		1.18%
Total net expenses(c)	1.00	%(d)	1.01	%(d)	0.95	%(d)	1.00	%(e)	1.00	%(e)
Net investment income	3.16%		2.84%		1.72%		0.34%		0.26%
Supplemental data
Net assets, end of period (in thousands)	$592,910		$562,394		$585,285		$670,362		$525,150
Portfolio turnover	75%		60%		97%		62%		67%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.02%, 0.03% and 0.08% for the years ended 2014, 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Global Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on January 8, 2014.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon

Annual Report 2014
29

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2014

market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With

Annual Report 2014
30

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2014

exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess

Annual Report 2014
31

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2014

of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At August 31, 2014, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended August 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(781,122)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	229,244

The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2014:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	50,573	(259,533)

*Based on the ending quarterly outstanding amounts for the year ended August 31, 2014.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Annual Report 2014
32

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2014

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Annual Report 2014
33

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2014

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.22
Class R	0.22
Class R4	0.22
Class R5*	0.05
Class W	0.22
Class Z	0.22

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $136,564.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $112,884 for Class A, $661 for Class B and $806 for Class C shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating

Annual Report 2014
34

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2014

expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2014 through December 31, 2014		Prior to January 1, 2014
Class A	1.33%		1.26%
Class B	2.08		2.01
Class C	2.08		2.01
Class I	0.91		0.84
Class R	1.58		1.51
Class R4	1.08		1.01
Class R5	0.96	*	—
Class W	1.33		1.26
Class Y	0.91		0.84
Class Z	1.08		1.01

*Annual rate is contractual from January 8, 2014 (the commencement of operations of Class R5 shares) through December 31, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the

Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(877,328)
Accumulated net realized gain	913,263
Paid-in capital	(35,935)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$32,803,337	$28,926,916
Long-term capital gains	26,911,118	51,393,986
Total	$59,714,455	$80,320,902

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,886,354
Undistributed long-term capital gains	86,202,137
Capital loss carryforwards	(13,204,583)
Net unrealized appreciation	109,692,077

At August 31, 2014, the cost of investments for federal income tax purposes was $814,173,582 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$118,567,743
Unrealized depreciation	(8,875,666)
Net unrealized appreciation	109,692,077

The following capital loss carryforwards, determined at August 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	13,204,583

For the year ended August 31, 2014, $6,598,165 of capital loss carryforward was utilized and $35,935 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative

Annual Report 2014
35

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2014

interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $665,463,669 and $671,539,319, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, affiliated shareholders of record owned 20.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Note 9. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently

Annual Report 2014
36

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2014

the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
37

Columbia Global Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Dividend Opportunity Fund (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

Annual Report 2014
38

Columbia Global Dividend Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	94.61%
Dividends Received Deduction	37.49%
Capital Gain Dividend	$93,284,270
Foreign Taxes Paid	$2,425,141
Foreign Taxes Paid Per Share	$0.06
Foreign Source Income	$29,386,082
Foreign Source Income Per Share	$0.68

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014
39

Columbia Global Dividend Opportunity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
40

Columbia Global Dividend Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
41

Columbia Global Dividend Opportunity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
42

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Global Dividend Opportunity Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed annual rates of 1.33% for Class A, 2.08% for Class B, 2.08% for Class C, 0.91% for Class I, 1.58% for Class R, 1.08% for Class R4, 0.96% for Class R5, 1.33% for Class W, 0.91% for Class Y and 1.08% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
43

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the sixtieth, ninety-fourth and twentieth percentiles (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2014
44

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the second and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
45

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
46

Columbia Global Dividend Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
47

Columbia Global Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN154_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Small Cap Growth Fund I

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Small Cap Growth Fund I

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Advisory Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Small Cap Growth Fund I

Performance Overview

Performance Summary

>  Columbia Small Cap Growth Fund I (the Fund) Class A shares returned 3.35% excluding sales charges for the 12 months ended August 31, 2014.

>  The Fund lagged the Russell 2000 Growth Index and the Russell 2000 Index, which returned and 17.30% and 17.68%, respectively, during the same 12-month period.

>  Stock selection generally accounted for the Fund's shortfall relative to the Russell 2000 Growth Index. Sector positioning also hampered results.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A*	11/01/05
Excluding sales charges		3.35	15.14	10.29
Including sales charges		-2.58	13.78	9.64
Class B*	11/01/05
Excluding sales charges		2.57	14.27	9.48
Including sales charges		-1.80	14.03	9.48
Class C*	11/01/05
Excluding sales charges		2.57	14.27	9.48
Including sales charges		1.70	14.27	9.48
Class I*	09/27/10	3.82	15.60	10.65
Class K*	02/28/13	3.51	15.29	10.44
Class R*	09/27/10	3.08	14.85	10.02
Class R4*	11/08/12	3.59	15.43	10.57
Class R5*	02/28/13	4.07	15.55	10.62
Class Y*	07/15/09	3.78	15.62	10.66
Class Z	10/01/96	3.61	15.42	10.56
Russell 2000 Growth Index		17.30	18.29	10.22
Russell 2000 Index		17.68	17.03	9.36

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to- book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Small Cap Growth Fund I

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Small Cap Growth Fund I

Manager Discussion of Fund Performance

Portfolio Management

Wayne Collette, CFA

Lawrence Lin, CFA

Rahul Narang

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2014)
Middleby Corp. (The)	2.2
Domino's Pizza, Inc.	2.1
US Silica Holdings, Inc.	2.0
Cogent Communications Holdings, Inc.	2.0
CoStar Group, Inc.	2.0
H&E Equipment Services, Inc.	1.8
Pacira Pharmaceuticals, Inc.	1.8
Carrizo Oil & Gas, Inc.	1.7
MAXIMUS, Inc.	1.7
Align Technology, Inc.	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 3.35% excluding sales charges. The Fund underperformed the Russell 2000 Growth Index and the Russell 2000 Index, which returned 17.30% and 17.68%, respectively, during the same 12-month period. As investors bid up share prices on small-cap growth companies with higher risk profiles, the Fund's investment approach, which seeks to invest in companies with solid earnings growth whose shares are selling at reasonable valuations, was out of favor. In addition, stock selection and sector positioning hampered results.

Economic Expansion Gains Traction

After a difficult winter, U.S. economic growth picked up as 2014 unfolded. Gross domestic product finally broke above its 3.0% long-term historical average, with a 4.6% gain in the second quarter of 2014. Federal Reserve (Fed) data show that the third quarter of 2014 is on track to expand at a pace of 3.0% or higher. Good news appeared on just about every front. For starters, the labor market sustained momentum. On average, more than 200,000 new jobs were added to the labor market monthly over the 12-month period. Solid new job growth drove the unemployment rate down to 6.1%. Manufacturing was another standout performer. Manufacturing activity languished during the winter months but rose strongly into the spring and summer, boosting the nation's capacity utilization rate to a recovery high of 79.2%. Both manufacturing and service sectors hit multi-year highs during the period. Corporate profit growth rebounded after a weak start in 2014, bolstering investor confidence. Consumers also figured into the economy's strength. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground. However, income gains were somewhat disappointing in the final month of the period, which may account for a slowdown in personal spending. The housing market stumbled early in the period as tighter borrowing standards, rising price, higher mortgage rates and bad weather restrained the sector's recovery. New home sales weakened, but the sales of existing homes remained solid, and rising pending sales indicated an improvement in the sales rate in months to come.

In an environment of generally good news, investors welcomed reduced tensions in Washington, D.C., where an extended budget deal and the president's nomination of Janet Yellen as the new Fed chair late in 2013 received bipartisan support. In December, the Fed announced that it would begin tapering its monthly bond purchases, beginning in January 2014. After measured monthly reductions, the program appeared set to end in the fourth quarter of 2014. Now, all eyes are on the Fed's next major policy statement and clues to the timing of its first hike in short-term interest rates since 2006. Against this backdrop, interest rates were expected to rise. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined in 2014, providing continued support to a rising U.S. stock market.

Stock Selection, Sector Positioning Hampered Fund Results

Stock selection detracted from performance across the portfolio, but especially in the health care and information technology sectors, which were overweight relative to the Fund's primary benchmark. Both sectors were hurt by a massive selloff in the software-as-a-service, "cloud"-related and biotechnology segments as investors expressed concern over the potential impact of rising interest rates on

Annual Report 2014
4

Columbia Small Cap Growth Fund I

Manager Discussion of Fund Performance (continued)

these higher growth companies. In health care, ARIAD Pharmaceuticals was the top detractor. Shares of the Cambridge, MA, biotechnology company declined sharply after it curtailed clinical trails of its leukemia drug. The Fund's health care returns also lagged because it had less exposure to the strong-performing biotechnology segment. In information technology, Infoblox and Guidewire Software lost significant ground. We sold all three stocks.

Consumer-related stocks were also a disappointment for the Fund. In the consumer staples sector, Natural Grocers stumbled as it lowered its revenue and earnings guidance, citing increased competition. The Fund's overweight in the stock amplified the impact of its loss. In the specialty retail segment of the consumer discretionary sector, Select Comfort continued to experience execution issues. We sold the stock and rotated into Mattress Firm, which has been a solid performer since it was acquired. Over the period, we raised the Fund's exposure to consumer discretionary stocks because we found companies that appeared poised to capitalize on an improving economy.

Individual Contributors from High-Conviction Names

The stocks that did the best for the portfolio during the period were overweight relative to the benchmark, and our conviction in these names was amply rewarded. Akorn, a pharmaceuticals manufacturer, was the top contributor to the portfolio. The company announced the sale of a subsidiary that it deemed was not a strategic fit and announced the approval of three new generic drug applications. We believe Akorn is successfully executing a multi-faceted plan to become a much larger specialty generics competitor. In the information technology sector, a significant position in Yelp was beneficial to results. Yelp hosts an online database of user-generated reviews and benefited from an expansion of its strategic partnerships. Within the industrials sector, airlines were solid performers for the Fund, especially U.S. Airways and Spirit Airlines. The group reported strong revenue growth, helped by capacity management and lower fuel costs. Over the course of the period, we raised the Fund's exposure to the economically-sensitive industrials sector from an underweight to a slight overweight, which reflected the additional opportunities we had identified in the sector.

Looking Ahead

Equity markets do not appear to be inexpensive until their valuations are compared to the fixed-income markets, which are currently trading at historically low yields. On that basis, and given reasonably strong balance sheet and cash flow characteristics, U.S. equities look relatively attractive at this time, even though overall global economic conditions and resulting revenue growth remain modest to anemic and investor sentiment has recently turned more positive. We continue to believe that the Fund is well positioned to benefit from our bottom-up, fundamental research process, which favors high-quality companies with sustainable, long-term growth prospects, high or improving margins and return-on-invested-capital, internally financed growth and strong management teams.

Portfolio Breakdown (%) (at August 31, 2014)
Common Stocks	97.7
Consumer Discretionary	20.7
Consumer Staples	2.1
Energy	4.2
Financials	6.5
Health Care	22.2
Industrials	15.0
Information Technology	22.0
Materials	3.1
Telecommunication Services	1.9
Limited Partnerships	0.4
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

As of close of business on April 29, 2011, the Fund is closed to new investors and new accounts, with limited exceptions as described in the prospectus.

Risks include stock market fluctuations due to business and economic developments. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Small Cap Growth Fund I

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	871.60	1,018.40	6.11	6.59	1.31
Class B	1,000.00	1,000.00	868.20	1,014.66	9.59	10.35	2.06
Class C	1,000.00	1,000.00	868.20	1,014.66	9.59	10.35	2.06
Class I	1,000.00	1,000.00	873.60	1,020.59	4.06	4.38	0.87
Class K	1,000.00	1,000.00	872.20	1,019.10	5.46	5.89	1.17
Class R	1,000.00	1,000.00	870.50	1,017.15	7.27	7.85	1.56
Class R4	1,000.00	1,000.00	872.40	1,019.65	4.95	5.34	1.06
Class R5	1,000.00	1,000.00	876.00	1,020.39	4.26	4.58	0.91
Class Y	1,000.00	1,000.00	873.30	1,020.59	4.06	4.38	0.87
Class Z	1,000.00	1,000.00	872.60	1,019.65	4.95	5.34	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
6

Columbia Small Cap Growth Fund I

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%

Issuer	Shares	Value ($)
Consumer Discretionary 20.9%
Auto Components 0.5%
Tenneco, Inc.(a)	78,800	5,049,504
Diversified Consumer Services 0.5%
Capella Education Co.	71,600	4,661,876
Hotels, Restaurants & Leisure 6.6%
Chuy's Holdings, Inc.(a)	154,679	4,068,058
Domino's Pizza, Inc.	280,317	21,149,918
Fiesta Restaurant Group, Inc.(a)	184,459	9,055,092
Jack in the Box, Inc.	98,900	5,879,605
Red Robin Gourmet Burgers, Inc.(a)	67,400	3,578,940
SeaWorld Entertainment, Inc.	257,600	5,355,504
Six Flags Entertainment Corp.	276,080	10,071,398
Sonic Corp.(a)	441,700	9,324,287
Total		68,482,802
Internet & Catalog Retail 0.9%
Qunar Cayman Islands Ltd., ADR(a)	142,707	4,284,064
RetailMeNot, Inc.(a)	267,000	4,979,550
Total		9,263,614
Media 5.2%
Carmike Cinemas, Inc.(a)	224,900	7,617,363
Cumulus Media, Inc. Class A(a)	1,203,400	5,523,606
Eros International PLC(a)	574,616	9,337,510
MDC Partners, Inc., Class A	567,103	12,419,556
National CineMedia, Inc.	330,700	4,828,220
Nexstar Broadcasting Group, Inc., Class A	199,200	9,091,488
Rentrak Corp.(a)	102,419	5,229,514
Total		54,047,257
Multiline Retail 0.4%
Burlington Stores, Inc.(a)	128,212	4,573,322
Specialty Retail 6.1%
Cabela's, Inc.(a)	147,913	9,025,651
Conn's, Inc.(a)	237,803	10,660,709
Five Below, Inc.(a)	336,400	13,644,384
Lithia Motors, Inc., Class A	100,200	8,759,484
Mattress Firm Holding Corp.(a)	81,200	4,651,948
Monro Muffler Brake, Inc.	155,300	8,036,775
Pier 1 Imports, Inc.	496,100	7,818,536
Total		62,597,487

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.7%
Kate Spade & Co.(a)	225,800	7,302,372
Total Consumer Discretionary		215,978,234
Consumer Staples 2.1%
Food & Staples Retailing 1.2%
Natural Grocers by Vitamin Cottage, Inc.(a)	370,856	6,842,293
United Natural Foods, Inc.(a)	79,400	5,104,626
Total		11,946,919
Food Products 0.9%
Boulder Brands, Inc.(a)	359,000	4,832,140
Hain Celestial Group, Inc. (The)(a)	49,100	4,829,476
Total		9,661,616
Total Consumer Staples		21,608,535
Energy 4.2%
Oil, Gas & Consumable Fuels 4.2%
Carrizo Oil & Gas, Inc.(a)	275,314	17,267,694
Diamondback Energy, Inc.(a)	100,900	8,712,715
Rosetta Resources, Inc.(a)	183,600	9,180,000
Sanchez Energy Corp.(a)	255,811	8,490,367
Total		43,650,776
Total Energy		43,650,776
Financials 6.5%
Banks 1.8%
BankUnited, Inc.	443,600	13,995,580
Umpqua Holdings Corp.	298,800	5,220,036
Total		19,215,616
Capital Markets 0.6%
WisdomTree Investments, Inc.(a)	522,800	6,184,724
Consumer Finance 1.3%
Portfolio Recovery Associates, Inc.(a)	231,278	13,143,529
Real Estate Investment Trusts (REITs) 2.8%
Altisource Residential Corp.	564,655	13,856,633
Physicians Realty Trust	487,467	7,219,386
Sovran Self Storage, Inc.	99,500	7,688,365
Total		28,764,384
Total Financials		67,308,253

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 22.2%
Biotechnology 5.4%
ACADIA Pharmaceuticals, Inc.(a)	163,628	3,923,799
Alnylam Pharmaceuticals, Inc.(a)	72,860	5,076,156
Arrowhead Research Corp.(a)	329,520	4,801,106
Auspex Pharmaceuticals, Inc.(a)	312,150	7,176,329
Insmed, Inc.(a)	310,000	4,318,300
Intercept Pharmaceuticals, Inc.(a)	21,100	6,113,092
Keryx Biopharmaceuticals, Inc.(a)	371,900	6,764,861
Novavax, Inc.(a)	1,297,400	6,084,806
Puma Biotechnology, Inc.(a)	26,900	7,007,719
TESARO, Inc.(a)	162,396	4,800,426
Total		56,066,594
Health Care Equipment & Supplies 4.0%
Align Technology, Inc.(a)	290,646	15,828,581
Cyberonics, Inc.(a)	127,900	7,340,181
DexCom, Inc.(a)	197,900	8,747,180
Insulet Corp.(a)	250,996	9,063,466
Total		40,979,408
Health Care Providers & Services 6.2%
Air Methods Corp.(a)	229,300	13,450,738
ExamWorks Group, Inc.(a)	260,500	8,583,475
HealthEquity, Inc.(a)	249,917	4,843,391
HealthSouth Corp.	130,700	5,148,273
IPC The Hospitalist Co., Inc.(a)	152,000	7,347,680
LifePoint Hospitals, Inc.(a)	149,700	11,197,560
MWI Veterinary Supply, Inc.(a)	37,900	5,383,695
Team Health Holdings, Inc.(a)	142,000	8,309,840
Total		64,264,652
Health Care Technology 0.5%
Medidata Solutions, Inc.(a)	112,800	5,249,712
Life Sciences Tools & Services 0.9%
ICON PLC(a)	191,574	9,490,576
Pharmaceuticals 5.2%
Akorn, Inc.(a)	339,200	13,235,584
Auxilium Pharmaceuticals, Inc.(a)	171,200	3,184,320
Catalent, Inc.(a)	501,067	10,772,941
Jazz Pharmaceuticals PLC(a)	27,551	4,488,609
Pacira Pharmaceuticals, Inc.(a)	168,900	18,285,114

Common Stocks (continued)

Issuer	Shares	Value ($)
Revance Therapeutics, Inc.(a)	157,778	3,684,116
Total		53,650,684
Total Health Care		229,701,626
Industrials 15.2%
Airlines 3.1%
Alaska Air Group, Inc.	221,642	10,270,890
JetBlue Airways Corp.(a)	580,700	7,101,961
Spirit Airlines, Inc.(a)	201,400	14,176,546
Total		31,549,397
Building Products 0.5%
Advanced Drainage Systems, Inc.(a)	256,315	4,862,296
Commercial Services & Supplies 0.3%
MiX Telematics Ltd., ADR(a)	384,608	3,469,164
Electrical Equipment 1.0%
Generac Holdings, Inc.(a)	224,000	10,420,480
Machinery 3.1%
Greenbrier Companies, Inc. (The)	133,400	9,540,768
Middleby Corp. (The)(a)	259,400	22,368,062
Total		31,908,830
Professional Services 3.2%
Barrett Business Services, Inc.	130,500	7,724,295
Corporate Executive Board Co. (The)	130,500	8,602,560
On Assignment, Inc.(a)	134,039	3,962,193
TrueBlue, Inc.(a)	279,457	7,584,463
Wageworks, Inc.(a)	121,581	5,016,432
Total		32,889,943
Road & Rail 0.7%
Swift Transportation Co.(a)	365,200	7,734,936
Trading Companies & Distributors 3.3%
H&E Equipment Services, Inc.	454,600	18,597,686
Watsco, Inc.	163,470	15,119,340
Total		33,717,026
Total Industrials		156,552,072
Information Technology 22.2%
Communications Equipment 1.6%
Arris Group, Inc.(a)	458,400	14,031,624
Infinera Corp.(a)	269,608	2,852,453
Total		16,884,077

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.7%
Belden, Inc.	71,800	5,246,426
Control4 Corp.(a)	115,930	1,722,720
FEI Co.	175,200	14,723,808
FLIR Systems, Inc.	190,000	6,420,100
Total		28,113,054
Internet Software & Services 4.1%
21Vianet Group, Inc., ADR(a)	251,800	6,876,658
CoStar Group, Inc.(a)	138,776	20,087,826
Cvent, Inc.(a)	173,600	4,360,832
Shutterstock, Inc.(a)	150,142	10,630,054
Total		41,955,370
IT Services 3.4%
Acxiom Corp.(a)	378,700	7,022,991
Euronet Worldwide, Inc.(a)	214,700	11,443,510
MAXIMUS, Inc.	413,200	17,023,840
Total		35,490,341
Semiconductors & Semiconductor Equipment 5.0%
Formfactor, Inc.(a)	918,400	6,465,536
Microsemi Corp.(a)	243,400	6,484,176
Power Integrations, Inc.	81,131	4,850,011
RF Micro Devices, Inc.(a)	893,700	11,144,439
Semtech Corp.(a)	136,500	3,556,508
Spansion, Inc., Class A(a)	161,000	3,590,300
SunEdison, Inc.(a)	457,900	10,087,537
Synaptics, Inc.(a)	59,600	4,893,160
Total		51,071,667
Software 5.4%
Aspen Technology, Inc.(a)	365,339	15,011,780
Fortinet, Inc.(a)	302,500	7,807,525
Informatica Corp.(a)	91,900	3,129,654
PTC, Inc.(a)	357,300	13,823,937
Tyler Technologies, Inc.(a)	72,000	6,412,320
Ultimate Software Group, Inc. (The)(a)	63,850	9,385,311
Total		55,570,527
Total Information Technology		229,085,036

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 3.1%
Metals & Mining 3.1%
Globe Specialty Metals, Inc.	565,941	11,624,428
US Silica Holdings, Inc.	288,992	20,752,516
Total		32,376,944
Total Materials		32,376,944
Telecommunication Services 2.0%
Diversified Telecommunication Services 2.0%
Cogent Communications Holdings, Inc.	583,069	20,209,172
Total Telecommunication Services		20,209,172
Total Common Stocks (Cost: $842,778,671)		1,016,470,648

Limited Partnerships 0.4%

Materials 0.4%
Metals & Mining 0.4%
Hi-Crush Partners LP	64,033	4,427,882
Total Materials		4,427,882
Total Limited Partnerships (Cost: $4,307,759)		4,427,882

Money Market Funds 1.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(b)(c)	20,000,963	20,000,963
Total Money Market Funds (Cost: $20,000,963)		20,000,963
Total Investments (Cost: $867,087,393)		1,040,899,493
Other Assets & Liabilities, Net		(7,713,739)
Net Assets		1,033,185,754

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	32,016,170	671,796,699	(683,811,906)	20,000,963	12,852	20,000,963

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	215,978,234	—	—	215,978,234
Consumer Staples	21,608,535	—	—	21,608,535
Energy	43,650,776	—	—	43,650,776
Financials	67,308,253	—	—	67,308,253
Health Care	229,701,626	—	—	229,701,626
Industrials	156,552,072	—	—	156,552,072
Information Technology	229,085,036	—	—	229,085,036
Materials	32,376,944	—	—	32,376,944
Telecommunication Services	20,209,172	—	—	20,209,172
Total Equity Securities	1,016,470,648	—	—	1,016,470,648
Other
Limited Partnerships	4,427,882	—	—	4,427,882
Total Other	4,427,882	—	—	4,427,882
Mutual Funds
Money Market Funds	20,000,963	—	—	20,000,963
Total Mutual Funds	20,000,963	—	—	20,000,963
Total	1,040,899,493	—	—	1,040,899,493

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Small Cap Growth Fund I

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $847,086,430)	$1,020,898,530
Affiliated issuers (identified cost $20,000,963)	20,000,963
Total investments (identified cost $867,087,393)	1,040,899,493
Receivable for:
Investments sold	8,989,549
Capital shares sold	238,771
Dividends	586,226
Reclaims	9,362
Prepaid expenses	11,974
Trustees' deferred compensation plan	88,873
Total assets	1,050,824,248
Liabilities
Disbursements in excess of cash	7,279
Payable for:
Investments purchased	15,935,585
Capital shares purchased	1,260,538
Investment management fees	21,835
Distribution and/or service fees	2,098
Transfer agent fees	184,112
Administration fees	2,204
Plan administration fees	7
Compensation of board members	57,376
Chief compliance officer expenses	105
Other expenses	78,482
Trustees' deferred compensation plan	88,873
Total liabilities	17,638,494
Net assets applicable to outstanding capital stock	$1,033,185,754
Represented by
Paid-in capital	$738,659,657
Excess of distributions over net investment income	(5,834,528)
Accumulated net realized gain	126,548,525
Unrealized appreciation (depreciation) on:
Investments	173,812,100
Total — representing net assets applicable to outstanding capital stock	$1,033,185,754

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Small Cap Growth Fund I

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$216,670,239
Shares outstanding	7,370,306
Net asset value per share	$29.40
Maximum offering price per share(a)	$31.19
Class B
Net assets	$2,665,891
Shares outstanding	97,047
Net asset value per share	$27.47
Class C
Net assets	$18,762,176
Shares outstanding	682,987
Net asset value per share	$27.47
Class I
Net assets	$93,740,463
Shares outstanding	3,102,768
Net asset value per share	$30.21
Class K
Net assets	$37,230
Shares outstanding	1,243
Net asset value per share	$29.95
Class R
Net assets	$2,500,256
Shares outstanding	85,478
Net asset value per share	$29.25
Class R4
Net assets	$166,606
Shares outstanding	5,437
Net asset value per share	$30.64
Class R5
Net assets	$720,531
Shares outstanding	23,948
Net asset value per share	$30.09
Class Y
Net assets	$4,490,670
Shares outstanding	148,732
Net asset value per share	$30.19
Class Z
Net assets	$693,431,692
Shares outstanding	23,104,877
Net asset value per share	$30.01

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Small Cap Growth Fund I

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$5,497,745
Dividends — affiliated issuers	12,852
Foreign taxes withheld	(42,351)
Total income	5,468,246
Expenses:
Investment management fees	9,821,868
Distribution and/or service fees
Class A	625,422
Class B	34,800
Class C	222,427
Class R	16,061
Transfer agent fees
Class A	487,050
Class B	6,775
Class C	43,305
Class K	24
Class R	6,254
Class R4	800
Class R5	1,585
Class Z	1,786,185
Administration fees	989,666
Plan administration fees
Class K	122
Compensation of board members	62,756
Custodian fees	22,773
Printing and postage fees	74,680
Registration fees	132,957
Professional fees	70,825
Line of credit interest expense	162
Chief compliance officer expenses	725
Other	28,347
Total expenses	14,435,569
Expense reductions	(13,519)
Total net expenses	14,422,050
Net investment loss	(8,953,804)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	221,702,496
Net realized gain	221,702,496
Net change in unrealized appreciation (depreciation) on:
Investments	(154,639,421)
Net change in unrealized appreciation (depreciation)	(154,639,421)
Net realized and unrealized gain	67,063,075
Net increase in net assets resulting from operations	$58,109,271

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Small Cap Growth Fund I

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013(a)(b)
Operations
Net investment loss	$(8,953,804)	$(4,566,385)
Net realized gain	221,702,496	156,042,133
Net change in unrealized appreciation (depreciation)	(154,639,421)	108,862,382
Net increase in net assets resulting from operations	58,109,271	260,338,130
Distributions to shareholders
Net investment income
Net realized gains
Class A	(39,108,125)	(5,725,926)
Class B	(586,455)	(137,440)
Class C	(3,537,546)	(1,044,679)
Class I	(14,193,780)	(8,663,850)
Class K	(7,689)	—
Class R	(506,567)	(5,009)
Class R4	(80,948)	(249)
Class R5	(304,366)	—
Class Y	(2,212,647)	(1,221,162)
Class Z	(151,266,634)	(78,109,613)
Total distributions to shareholders	(211,804,757)	(94,907,928)
Increase (decrease) in net assets from capital stock activity	(194,913,273)	199,118,514
Increase from payment by affiliate (Note 6)	30,476	—
Total increase (decrease) in net assets	(348,578,283)	364,548,716
Net assets at beginning of year	1,381,764,037	1,017,215,321
Net assets at end of year	$1,033,185,754	$1,381,764,037
Excess of distributions over net investment income	$(5,834,528)	$(139,347)

(a) Class K and Class R5 shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b) Class R4 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Small Cap Growth Fund I

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	428,226	13,792,504	336,379	10,080,801
Fund reorganization	—	—	6,175,881	187,024,390
Distributions reinvested	1,078,480	33,659,359	209,240	5,526,032
Redemptions	(1,761,759)	(56,199,184)	(1,161,867)	(35,077,020)
Net increase (decrease)	(255,053)	(8,747,321)	5,559,633	167,554,203
Class B shares
Subscriptions	1,994	60,818	836	23,244
Fund reorganization	—	—	101,039	2,896,869
Distributions reinvested	18,325	537,478	4,944	123,890
Redemptions(c)	(46,512)	(1,376,009)	(34,246)	(1,010,071)
Net increase (decrease)	(26,193)	(777,713)	72,573	2,033,932
Class C shares
Subscriptions	39,925	1,221,685	20,015	550,379
Fund reorganization	—	—	455,413	13,065,291
Distributions reinvested	97,909	2,871,685	34,201	857,082
Redemptions	(176,435)	(5,195,132)	(188,498)	(5,395,282)
Net increase (decrease)	(38,601)	(1,101,762)	321,131	9,077,470
Class I shares
Subscriptions	708,290	25,458,120	23,673	694,023
Fund reorganization	—	—	671	20,760
Distributions reinvested	443,841	14,189,583	321,588	8,663,577
Redemptions	(336,410)	(11,801,003)	(1,081,237)	(35,604,149)
Net increase (decrease)	815,721	27,846,700	(735,305)	(26,225,789)
Class K shares
Subscriptions	290	9,715	91	2,652
Fund reorganization	—	—	1,381	42,487
Distributions reinvested	176	5,604	—	—
Redemptions	(645)	(19,765)	(50)	(1,535)
Net increase (decrease)	(179)	(4,446)	1,422	43,604
Class R shares
Subscriptions	21,902	715,818	11,812	379,646
Fund reorganization	—	—	126,746	3,827,956
Distributions reinvested	15,609	485,754	180	4,739
Redemptions	(62,044)	(1,995,578)	(30,560)	(950,685)
Net increase (decrease)	(24,533)	(794,006)	108,178	3,261,656

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Small Cap Growth Fund I

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	4,821	171,202	27,171	875,760
Distributions reinvested	2,478	80,486	—	—
Redemptions	(25,568)	(908,018)	(3,465)	(110,695)
Net increase (decrease)	(18,269)	(656,330)	23,706	765,065
Class R5 shares
Subscriptions	158,905	5,432,901	33,493	1,073,014
Fund reorganization	—	—	1,039	31,968
Distributions reinvested	9,545	303,146	—	—
Redemptions	(178,284)	(5,268,360)	(750)	(25,942)
Net increase (decrease)	(9,834)	467,687	33,782	1,079,040
Class Y shares
Subscriptions	169,483	5,009,648	86	2,501
Distributions reinvested	69,217	2,212,174	45,336	1,220,909
Redemptions	(524,663)	(16,131,735)	(26,169)	(800,000)
Net increase (decrease)	(285,963)	(8,909,913)	19,253	423,410
Class Z shares
Subscriptions	2,738,201	91,592,400	3,747,790	112,452,889
Fund reorganization	—	—	6,383,431	196,603,079
Distributions reinvested	2,963,509	94,269,227	1,720,127	46,151,011
Redemptions	(12,162,480)	(388,097,796)	(10,307,179)	(314,101,056)
Net increase (decrease)	(6,460,770)	(202,236,169)	1,544,169	41,105,923
Total net increase (decrease)	(6,303,674)	(194,913,273)	6,948,542	199,118,514

(a) Class K and Class R5 shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b) Class R4 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(c) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Small Cap Growth Fund I

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$33.32		$29.55		$29.94		$23.55		$20.82
Income from investment operations:
Net investment loss	(0.28)		(0.23)		(0.15)		(0.31)		(0.26)
Net realized and unrealized gain	1.71		6.90		2.56		6.70		2.99
Total from investment operations	1.43		6.67		2.41		6.39		2.73
Less distributions to shareholders:
Net realized gains	(5.35)		(2.90)		(2.80)		—		—
Total distributions to shareholders	(5.35)		(2.90)		(2.80)		—		—
Net asset value, end of period	$29.40		$33.32		$29.55		$29.94		$23.55
Total return	3.35%		25.12%		8.81%		27.13%		13.11%
Ratios to average net assets(a)
Total gross expenses	1.30	%(b)	1.31%		1.33%		1.30%		1.32	%(b)
Total net expenses(c)	1.30	%(b)(d)	1.31	%(d)	1.31	%(d)	1.30	%(d)	1.32	%(b)(d)
Net investment loss	(0.88%)		(0.74%)		(0.53%)		(1.00%)		(1.10%)
Supplemental data
Net assets, end of period (in thousands)	$216,670		$254,055		$61,032		$91,234		$62,261
Portfolio turnover	148%		104%		113%		113%		144%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$31.44		$28.19		$28.82		$22.84		$20.35
Income from investment operations:
Net investment loss	(0.49)		(0.42)		(0.35)		(0.53)		(0.43)
Net realized and unrealized gain	1.62		6.52		2.45		6.51		2.92
Total from investment operations	1.13		6.10		2.10		5.98		2.49
Less distributions to shareholders:
Net realized gains	(5.10)		(2.85)		(2.73)		—		—
Total distributions to shareholders	(5.10)		(2.85)		(2.73)		—		—
Net asset value, end of period	$27.47		$31.44		$28.19		$28.82		$22.84
Total return	2.57%		24.20%		7.99%		26.18%		12.24%
Ratios to average net assets(a)
Total gross expenses	2.05	%(b)	2.06%		2.08%		2.05%		2.07	%(b)
Total net expenses(c)	2.05	%(b)(d)	2.06	%(d)	2.06	%(d)	2.05	%(d)	2.07	%(b)(d)
Net investment loss	(1.64%)		(1.46%)		(1.27%)		(1.76%)		(1.84%)
Supplemental data
Net assets, end of period (in thousands)	$2,666		$3,874		$1,428		$1,974		$2,155
Portfolio turnover	148%		104%		113%		113%		144%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$31.44		$28.19		$28.82		$22.84		$20.35
Income from investment operations:
Net investment loss	(0.49)		(0.41)		(0.35)		(0.53)		(0.44)
Net realized and unrealized gain	1.62		6.51		2.45		6.51		2.93
Total from investment operations	1.13		6.10		2.10		5.98		2.49
Less distributions to shareholders:
Net realized gains	(5.10)		(2.85)		(2.73)		—		—
Total distributions to shareholders	(5.10)		(2.85)		(2.73)		—		—
Net asset value, end of period	$27.47		$31.44		$28.19		$28.82		$22.84
Total return	2.57%		24.20%		7.99%		26.18%		12.24%
Ratios to average net assets(a)
Total gross expenses	2.05	%(b)	2.06%		2.07%		2.05%		2.07	%(b)
Total net expenses(c)	2.05	%(b)(d)	2.06	%(d)	2.06	%(d)	2.05	%(d)	2.07	%(b)(d)
Net investment loss	(1.63%)		(1.42%)		(1.27%)		(1.75%)		(1.85%)
Supplemental data
Net assets, end of period (in thousands)	$18,762		$22,685		$11,287		$15,864		$13,897
Portfolio turnover	148%		104%		113%		113%		144%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class I	2014		2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$34.10		$30.09	$30.45	$26.86
Income from investment operations:
Net investment loss	(0.14)		(0.04)	(0.02)	(0.17)
Net realized and unrealized gain	1.73		6.99	2.59	3.76
Total from investment operations	1.59		6.95	2.57	3.59
Less distributions to shareholders:
Net realized gains	(5.49)		(2.94)	(2.93)	—
Total distributions to shareholders	(5.49)		(2.94)	(2.93)	—
Increase from payment by affiliate	0.01		—	—	—
Net asset value, end of period	$30.21		$34.10	$30.09	$30.45
Total return	3.82	%(b)	25.69%	9.27%	13.37%
Ratios to average net assets(c)
Total gross expenses	0.86	%(d)	0.87%	0.88%	0.88	%(e)
Total net expenses(f)	0.86	%(d)	0.87%	0.88%	0.88	%(e)(g)
Net investment loss	(0.42%)		(0.12%)	(0.06%)	(0.57	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$93,740		$77,983	$90,936	$90,132
Portfolio turnover	148%		104%	113%	113%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class K	2014		2013(a)
Per share data
Net asset value, beginning of period	$33.85		$29.28
Income from investment operations:
Net investment loss	(0.24)		(0.11)
Net realized and unrealized gain	1.74		4.68
Total from investment operations	1.50		4.57
Less distributions to shareholders:
Net realized gains	(5.40)		—
Total distributions to shareholders	(5.40)		—
Net asset value, end of period	$29.95		$33.85
Total return	3.51%		15.61%
Ratios to average net assets(b)
Total gross expenses	1.16	%(c)	1.16	%(d)
Total net expenses(e)	1.16	%(c)	1.16	%(d)
Net investment loss	(0.74%)		(0.68	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$37		$48
Portfolio turnover	148%		104%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class R	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$33.18		$29.47		$29.88		$26.52
Income from investment operations:
Net investment loss	(0.36)		(0.35)		(0.21)		(0.35)
Net realized and unrealized gain	1.70		6.93		2.53		3.71
Total from investment operations	1.34		6.58		2.32		3.36
Less distributions to shareholders:
Net realized gains	(5.27)		(2.87)		(2.73)		—
Total distributions to shareholders	(5.27)		(2.87)		(2.73)		—
Net asset value, end of period	$29.25		$33.18		$29.47		$29.88
Total return	3.08%		24.85%		8.48%		12.67%
Ratios to average net assets(b)
Total gross expenses	1.55	%(c)	1.56%		1.57%		1.55	%(d)
Total net expenses(e)	1.55	%(c)(f)	1.56	%(f)	1.56	%(f)	1.54	%(d)(f)
Net investment loss	(1.13%)		(1.11%)		(0.74%)		(1.16	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,500		$3,650		$54		$55
Portfolio turnover	148%		104%		113%		113%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$34.52		$29.37
Income from investment operations:
Net investment loss	(0.23)		(0.18)
Net realized and unrealized gain	1.78		8.25
Total from investment operations	1.55		8.07
Less distributions to shareholders:
Net realized gains	(5.43)		(2.92)
Total distributions to shareholders	(5.43)		(2.92)
Net asset value, end of period	$30.64		$34.52
Total return	3.59%		30.11%
Ratios to average net assets(b)
Total gross expenses	1.04	%(c)	1.09	%(d)
Total net expenses(e)	1.04	%(c)(f)	1.09	%(d)(f)
Net investment loss	(0.67%)		(0.67	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$167		$818
Portfolio turnover	148%		104%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$33.90		$29.28
Income from investment operations:
Net investment loss	(0.14)		(0.07)
Net realized and unrealized gain	1.80		4.69
Total from investment operations	1.66		4.62
Less distributions to shareholders:
Net realized gains	(5.48)		—
Total distributions to shareholders	(5.48)		—
Increase from payment by affiliate	0.01		—
Net asset value, end of period	$30.09		$33.90
Total return	4.07	%(b)	15.78%
Ratios to average net assets(c)
Total gross expenses	0.91	%(d)	0.93	%(e)
Total net expenses(f)	0.91	%(d)	0.93	%(e)
Net investment loss	(0.46%)		(0.41	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$721		$1,145
Portfolio turnover	148%		104%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2014		2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$34.09		$30.08	$30.44	$23.85		$21.00
Income from investment operations:
Net investment loss	(0.14)		(0.04)	(0.02)	(0.18)		(0.17)
Net realized and unrealized gain	1.73		6.99	2.59	6.77		3.02
Total from investment operations	1.59		6.95	2.57	6.59		2.85
Less distributions to shareholders:
Net realized gains	(5.49)		(2.94)	(2.93)	—		—
Total distributions to shareholders	(5.49)		(2.94)	(2.93)	—		—
Net asset value, end of period	$30.19		$34.09	$30.08	$30.44		$23.85
Total return	3.78%		25.70%	9.27%	27.63%		13.57%
Ratios to average net assets(a)
Total gross expenses	0.86	%(b)	0.87%	0.88%	0.88%		0.93	%(b)
Total net expenses(c)	0.86	%(b)	0.87%	0.88%	0.88	%(d)	0.93	%(b)(d)
Net investment income	(0.43%)		(0.14%)	(0.07%)	(0.58%)		(0.70%)
Supplemental data
Net assets, end of period (in thousands)	$4,491		$14,817	$12,496	$11,453		$13,708
Portfolio turnover	148%		104%	113%	113%		144%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$33.91		$29.98		$30.35		$23.81		$21.00
Income from investment operations:
Net investment loss	(0.21)		(0.10)		(0.08)		(0.23)		(0.21)
Net realized and unrealized gain	1.74		6.95		2.59		6.77		3.02
Total from investment operations	1.53		6.85		2.51		6.54		2.81
Less distributions to shareholders:
Net realized gains	(5.43)		(2.92)		(2.88)		—		—
Total distributions to shareholders	(5.43)		(2.92)		(2.88)		—		—
Net asset value, end of period	$30.01		$33.91		$29.98		$30.35		$23.81
Total return	3.61%		25.42%		9.06%		27.47%		13.38%
Ratios to average net assets(a)
Total gross expenses	1.05	%(b)	1.07%		1.07%		1.05%		1.07	%(b)
Total net expenses(c)	1.05	%(b)(d)	1.06	%(d)	1.06	%(d)	1.05	%(d)	1.07	%(b)(d)
Net investment loss	(0.64%)		(0.34%)		(0.26%)		(0.73%)		(0.85%)
Supplemental data
Net assets, end of period (in thousands)	$693,432		$1,002,689		$839,982		$951,620		$698,422
Portfolio turnover	148%		104%		113%		113%		144%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Small Cap Growth Fund I

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

The Fund is closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities

Annual Report 2014
28

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2014

markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2014
29

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2014

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.75% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19

Annual Report 2014
30

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2014

Class K	0.05%
Class R	0.19
Class R4	0.19
Class R5	0.05
Class Z	0.19

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $27,619. The liability remaining at August 31, 2014 for non-recurring charges associated with the lease amounted to $17,361 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $13,519.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $36,220 for Class A, $695 for Class B and $194 for Class C shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2014 through December 31, 2014	Prior to January 1, 2014
Class A	1.40%	1.41%
Class B	2.15	2.16
Class C	2.15	2.16
Class I	1.00	1.03
Class K	1.30	1.33
Class R	1.65	1.66
Class R4	1.15	1.16
Class R5	1.05	1.08
Class Y	1.00	1.03
Class Z	1.15	1.16

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes),

Annual Report 2014
31

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2014

expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, net operating loss reclassification, post-October capital losses, late-year ordinary losses, and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,258,623
Accumulated net realized gain	(3,169,891)
Paid-in capital	(88,732)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$41,590,647	$2,365,931
Long-term capital gains	170,214,110	92,541,997
Total	211,804,757	94,907,928

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	144,239,047
Capital loss carryforwards	(4,067,520)
Net unrealized appreciation	168,770,462

At August 31, 2014, the cost of investments for federal income tax purposes was $872,129,031 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$200,944,635
Unrealized depreciation	(32,174,173)
Net unrealized appreciation	168,770,462

The following capital loss carryforwards, determined at August 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	4,067,520

For the year ended August 31, 2014, $2,033,760 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2014, the Fund will elect to treat late-year ordinary losses of $5,687,948 and post-October capital losses of $8,581,365 as arising on September 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,911,529,580 and $2,306,877,714, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payment by Affiliate

During the year ended August 31, 2014, the Fund received a payment of $30,476 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from payment by affiliate" on the Statement of Changes in Net Assets.

Annual Report 2014
32

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2014

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2014, two unaffiliated shareholders of record owned 40.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended August 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $5,000,000 at a weighted average interest rate of 1.17%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 10. Fund Reorganization

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Frontier Fund, a series of Columbia Funds Series Trust II, Columbia Select Small Cap Fund, a series of Columbia Funds

Series Trust I, and Columbia Small Cap Growth Fund II, a series of Columbia Funds Series Trust (collectively, the acquired funds). The reorganization was completed after shareholders of the acquired funds approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine four funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,023,569,342 and the combined net assets immediately after the acquisition were $1,427,082,142.

The reorganization was accomplished by a tax-free exchange of 6,308,081 shares of Columbia Frontier Fund valued at $73,420,942 (including $11,033,473 of unrealized appreciation), 8,967,661 shares of Columbia Select Small Cap Fund valued at $102,020,803 (including $20,056,742 of unrealized appreciation) and 16,311,272 shares of Columbia Small Cap Growth Fund II valued at $228,071,055 (including $41,963,159 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	6,175,881
Class B	101,039
Class C	455,413
Class I	671
Class K	1,381
Class R	126,746
Class R5	1,039
Class Z	6,383,431

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired funds' cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on September 1, 2012, the Fund's pro-forma net investment loss, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended

Annual Report 2014
33

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2014

August 31, 2013 would have been approximately $(5.2) million, $178.7 million, $139.5 million and $313.0 million, respectively.

Note 11. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are

Annual Report 2014
34

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2014

unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
35

Columbia Small Cap Growth Fund I

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Small Cap Growth Fund I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund I (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

Annual Report 2014
36

Columbia Small Cap Growth Fund I

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	18.39%
Dividends Received Deduction	18.20%
Capital Gain Dividend	$215,417,897

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
37

Columbia Small Cap Growth Fund I

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
38

Columbia Small Cap Growth Fund I

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
39

Columbia Small Cap Growth Fund I

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
40

Columbia Small Cap Growth Fund I

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Small Cap Growth Fund I (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion.

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
41

Columbia Small Cap Growth Fund I

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the sixty-ninth, eighty second and fifty-eight percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2014
42

Columbia Small Cap Growth Fund I

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and total expense ratio are ranked in the fourth and second quintiles, respectively, where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
43

Columbia Small Cap Growth Fund I

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
44

Columbia Small Cap Growth Fund I

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
45

Columbia Small Cap Growth Fund I

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN226_08_D01_(10/14)

Annual Report

August 31, 2014

Columbia Global Technology Growth Fund

(formerly Columbia Technology Fund)

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Global Technology Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Board Consideration and Approval of Advisory Agreement	33
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Global Technology Growth Fund

Performance Overview

Performance Summary

>  Columbia Global Technology Growth Fund (the Fund) Class A shares returned 34.97% excluding sales charges for the 12-month period that ended August 31, 2014.

>  The Fund significantly outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) 100 Technology Index, which returned 26.12% for the same period.

>  Stock selection across all technology segments aided the Fund's performance vs. its benchmark. Selection in the software and semiconductor segments was particularly strong.

Average Annual Total Returns (%) (for period ended August 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		34.97	19.12	12.03
Including sales charges		27.22	17.72	11.36
Class B	11/01/02
Excluding sales charges		34.00	18.26	11.20
Including sales charges		29.00	18.05	11.20
Class C	10/13/03
Excluding sales charges		34.02	18.27	11.20
Including sales charges		33.02	18.27	11.20
Class R4*	11/08/12	35.24	19.43	12.30
Class R5*	11/08/12	35.57	19.50	12.34
Class Z	11/09/00	35.31	19.42	12.30
BofAML 100 Technology Index		26.12	14.94	9.21

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofAML 100 Technology Index, an unmanaged equally weighted index of 100 leading technology stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Global Technology Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2004 – August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Global Technology Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

Wayne Collette, CFA

Rahul Narang

Top Ten Holdings (%) (at August 31, 2014)
Apple, Inc. (United States)	5.4
Facebook, Inc., Class A (United States)	2.5
Google, Inc., Class A (United States)	1.8
Microsoft Corp. (United States)	1.7
Google, Inc., Class C (United States)	1.6
Micron Technology, Inc. (United States)	1.6
NXP Semiconductor NV (Netherlands)	1.6
Amphenol Corp., Class A (United States)	1.5
Western Digital Corp. (United States)	1.5
F5 Networks, Inc. (United States)	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investment Risks

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Technology stocks may be more volatile than stocks in other sectors. The Fund should be considered part of an overall investment program, and not a complete investment program. See the Fund's prospectus for more information on these and other risks.

For the 12-month period that ended August 31, 2014, the Fund's Class A shares returned 34.97% excluding sales charge. The Fund significantly outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) 100 Technology Index, which returned 26.12% for the same 12-month period. Stock selection across all technology segments aided the Fund's performance vs. its benchmark. Selection in the software and semiconductor segments was particularly strong. Several out-of-benchmark issues in the information technology services segment were a drag on performance, as was the Fund's modest cash position. The benchmark does not hold cash.

Contributors and Detractors

Global stock markets were buoyed by continued low interest rates and by a gradually expanding global economy, even though fighting in the Middle East and Russia, and China's aggressive behavior toward its neighbors flared up during the period. Against this backdrop, technology stocks enjoyed strong performance, and the Fund's stock picking prowess was rewarded. The Fund outperformed its benchmark across all technology segments, the result of solid security selection, key overweights and by sidestepping losers in the software and hardware industries.

Within software, we did well to avoid several benchmark holdings that reported losses for the period. In the semiconductor and semiconductor equipment segment, an overweight in Skyworks Solutions and an out-of-benchmark position in RF Micro Devices made significant contributions to the Fund's results. Skyworks experienced increased demand for its amplifiers and filters. The company manufactures semiconductors for use in radio frequency and mobile communications systems. RF Micro Devices beat earnings estimates and raised guidance on future earnings, driven by strength in its end markets, particularly China. The company designs and manufactures high-performance radio frequency systems and solutions for applications that drive wireless and broadband communications. In the hardware industry, a significant overweight relative to the benchmark in Apple aided relative performance. Apple reported solid revenue, earnings and free cash flow during period, driven primarily by robust iPhone sales. Positive investor sentiment reflected high expectations for Apple's rollout of new products in the second half of the year. Among internet software and services stocks, exposure to Facebook, Yelp and Google also generated strong results for the Fund. Within communications equipment, the Fund had no exposure to Alcatel, which was another plus as the stock was a major detractor within the benchmark.

Two major disappointments for the period were data analytics companies Service Source and Acxiom within information technology services. Service Source missed earnings expectations for the third quarter in a row and reduced full-year earnings guidance, sending investors to the exits. Acxiom reported earnings that were in line with expectations but provided lower forward guidance and announced an increase in capital expenditures, to which investors responded unfavorably. Healthcare technology company Castlight Health lost significant ground after its initial public offering. The company offers web applications that provide information about health care costs, usage, coverage and more.

Annual Report 2014
4

Columbia Global Technology Growth Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Equity markets do not appear to be inexpensive until their valuations are compared to the fixed-income markets, which are currently trading at historically low yields. On that basis, and given reasonably strong balance sheet and cash flow characteristics, U.S. equities look relatively attractive at this time even though overall global economic conditions and resulting revenue growth remain modest to anemic and investor sentiment has recently turned more positive. We continue to believe that the Fund is well positioned to benefit from our bottom-up, fundamental research process, which favors high-quality companies with sustainable long-term growth prospects, high or improving margins and return-on-invested-capital, internally financed growth and strong management teams.

Country Breakdown (%) (at August 31, 2014)
China	2.3
Finland	0.9
Germany	0.4
Isle of Man	0.7
Israel	1.9
Netherlands	2.6
Singapore	1.3
South Africa	0.4
Sweden	0.7
Switzerland	1.0
Taiwan	0.6
United Kingdom	0.8
United States(a)	86.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at August 31, 2014)
Commercial Services & Supplies	0.4
Communications Equipment	6.4
Diversified Financial Services	0.3
Diversified Telecommunication Services	0.4
Electronic Equipment, Instruments & Components	2.6
Internet & Catalog Retail	3.7
Internet Software & Services	13.7
IT Services	13.0
Media	2.9
Professional Services	0.4
Semiconductors & Semiconductor Equipment	23.0
Software	18.8
Technology Hardware, Storage & Peripherals	11.4
Wireless Telecommunication Services	1.0
Money Market Funds	2.1
Total	100.1

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2014
5

Columbia Global Technology Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.90	1,017.90	7.25	7.09	1.41
Class B	1,000.00	1,000.00	1,058.00	1,014.16	11.08	10.85	2.16
Class C	1,000.00	1,000.00	1,057.90	1,014.16	11.08	10.85	2.16
Class R4	1,000.00	1,000.00	1,062.90	1,019.30	5.81	5.69	1.13
Class R5	1,000.00	1,000.00	1,064.50	1,019.80	5.30	5.19	1.03
Class Z	1,000.00	1,000.00	1,063.10	1,019.15	5.97	5.84	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
6

Columbia Global Technology Growth Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.7%

Issuer	Shares	Value ($)
China 2.3%
Baidu, Inc., ADR(a)	12,170	2,610,709
Qihoo 360 Technology Co., Ltd., ADR(a)	18,040	1,584,453
Soufun Holdings Ltd., ADR	78,350	904,159
Total		5,099,321
Finland 0.9%
Nokia OYJ, ADR	249,932	2,091,931
Germany 0.4%
SAP SE, ADR	12,630	984,256
Isle Of Man 0.7%
Eros International PLC(a)	90,985	1,478,506
Israel 1.9%
Check Point Software Technologies Ltd.(a)	35,265	2,504,520
Stratasys Ltd.(a)	14,981	1,797,121
Total		4,301,641
Netherlands 2.6%
ASML Holding NV	19,988	1,921,246
Mobileye NV(a)	9,000	388,980
NXP Semiconductor NV(a)	49,767	3,410,035
Total		5,720,261
Singapore 1.3%
Avago Technologies Ltd.	35,690	2,929,792
South Africa 0.4%
MiX Telematics Ltd., ADR(a)	86,821	783,125
Sweden 0.7%
Telefonaktiebolaget LM Ericsson, ADR	129,584	1,618,504
Switzerland 1.1%
TE Connectivity Ltd.	37,147	2,328,374
Taiwan 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	67,517	1,413,806
United Kingdom 0.8%
ARM Holdings PLC, ADR	34,936	1,695,444
United States 84.0%
Accenture PLC, Class A	21,261	1,723,417
Activision Blizzard, Inc.	122,260	2,878,000

Common Stocks (continued)

Issuer	Shares	Value ($)
Acxiom Corp.(a)	41,063	761,513
Adobe Systems, Inc.(a)	35,766	2,571,575
Akamai Technologies, Inc.(a)	37,070	2,239,769
Alliance Data Systems Corp.(a)	10,929	2,892,251
Altera Corp.	55,547	1,963,031
Amazon.com, Inc.(a)	7,692	2,607,896
AMC Networks, Inc., Class A(a)	17,488	1,094,312
Amphenol Corp., Class A	32,217	3,318,673
Apple, Inc.	114,868	11,773,970
Applied Materials, Inc.	127,315	2,941,613
Aspen Technology, Inc.(a)	20,353	836,305
Autodesk, Inc.(a)	43,691	2,343,585
Automatic Data Processing, Inc.	29,673	2,477,102
Blackhawk Network Holdings, Inc.(a)	4,194	115,671
Broadcom Corp., Class A	70,439	2,773,888
Cisco Systems, Inc.	105,380	2,633,446
Citrix Systems, Inc.(a)	36,336	2,552,967
Cognizant Technology Solutions Corp., Class A(a)	33,433	1,528,891
Comcast Corp., Class A	31,224	1,708,890
Computer Sciences Corp.	32,640	1,951,546
Corning, Inc.	10,575	220,595
Cree, Inc.(a)	8,545	389,310
eBay, Inc.(a)	29,529	1,638,860
Electronic Arts, Inc.(a)	77,148	2,919,280
EMC Corp.	83,238	2,458,018
Equinix, Inc.(a)	11,747	2,563,900
Expedia, Inc.	17,079	1,467,086
F5 Networks, Inc.(a)	24,665	3,063,146
Facebook, Inc., Class A(a)	73,874	5,527,253
Fidelity National Information Services, Inc.	30,777	1,746,595
First Solar, Inc.(a)	14,315	997,469
Fiserv, Inc.(a)	40,748	2,627,024
FleetCor Technologies, Inc.(a)	16,132	2,318,007
Gartner, Inc.(a)	7,965	594,109
Google, Inc., Class A(a)	6,785	3,951,313
Google, Inc., Class C(a)	6,125	3,501,050
Guidewire Software, Inc.(a)	15,953	726,659
Hewlett-Packard Co.	14,540	552,520
Infinera Corp.(a)	46,825	495,409

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Global Technology Growth Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Informatica Corp.(a)	23,545	801,825
Intel Corp.	82,824	2,892,214
International Business Machines Corp.	7,311	1,405,905
Intuit, Inc.	28,569	2,376,370
Juniper Networks, Inc.	42,085	975,951
KLA-Tencor Corp.	34,304	2,621,512
Lam Research Corp.(a)	41,921	3,014,539
Linear Technology Corp.	56,476	2,547,632
LinkedIn Corp., Class A(a)	8,684	1,960,413
Marvell Technology Group Ltd.	96,566	1,343,233
MasterCard, Inc., Class A	27,930	2,117,373
Maxim Integrated Products, Inc.	35,110	1,084,548
Microchip Technology, Inc.	36,842	1,798,995
Micron Technology, Inc.(a)	106,739	3,479,692
Microsemi Corp.(a)	52,460	1,397,534
Microsoft Corp.	83,510	3,793,859
Motorola Solutions, Inc.	3,285	195,129
NetApp, Inc.	38,082	1,605,537
Netflix, Inc.(a)	2,161	1,032,180
NVIDIA Corp.	40,629	790,234
Oracle Corp.	54,266	2,253,667
Paychex, Inc.	20,008	833,333
Power Integrations, Inc.	12,237	731,528
Priceline Group, Inc. (The)(a)	1,616	2,010,805
PTC, Inc.(a)	29,020	1,122,784
QUALCOMM, Inc.	29,652	2,256,517
Rambus, Inc.(a)	83,074	1,030,948
Red Hat, Inc.(a)	47,680	2,904,666
RetailMeNot, Inc.(a)	26,648	496,985
RF Micro Devices, Inc.(a)	177,530	2,213,799
Ruckus Wireless, Inc.(a)	54,522	758,401
Salesforce.com, Inc.(a)	47,602	2,812,802
SanDisk Corp.	11,160	1,093,234
SBA Communications Corp., Class A(a)	19,881	2,192,676
Seagate Technology PLC	46,315	2,898,393
ServiceNow, Inc.(a)	35,903	2,194,750
Shutterstock, Inc.(a)	7,244	512,875

Common Stocks (continued)

Issuer	Shares	Value ($)
Skyworks Solutions, Inc.	48,607	2,754,073
Splunk, Inc.(a)	12,692	684,733
Synaptics, Inc.(a)	7,994	656,307
Teradata Corp.(a)	19,485	889,880
Teradyne, Inc.	33,265	684,926
Total System Services, Inc.	48,352	1,521,154
TripAdvisor, Inc.(a)	7,226	716,024
VeriSign, Inc.(a)	38,215	2,181,121
Verisk Analytics, Inc., Class A(a)	15,512	995,715
Verizon Communications, Inc.	16,629	828,457
Visa, Inc., Class A	9,007	1,914,168
VMware, Inc., Class A(a)	28,790	2,838,118
Walt Disney Co. (The)	25,520	2,293,738
Western Digital Corp.	31,428	3,237,398
Western Union Co. (The)	83,912	1,465,943
Workday, Inc., Class A(a)	14,862	1,353,482
Xilinx, Inc.	44,781	1,891,997
Yelp, Inc.(a)	16,082	1,325,479
Total		187,231,465
Total Common Stocks (Cost: $161,815,232)		217,676,426

Exchange-Traded Funds 0.3%

	Shares	Value ($)
Market Vectors Semiconductor ETF	12,930	668,223
Total Exchange-Traded Funds (Cost: $420,086)		668,223

Money Market Funds 2.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(b)(c)	4,768,139	4,768,139
Total Money Market Funds (Cost: $4,768,139)		4,768,139
Total Investments (Cost: $167,003,457)		223,112,788
Other Assets & Liabilities, Net		(128,453)
Net Assets		222,984,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Global Technology Growth Fund

Portfolio of Investments (continued)

August 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,105,604	55,229,150	(52,566,615)	4,768,139	2,488	4,768,139

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Global Technology Growth Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	15,295,401	—	—	15,295,401
Industrials	1,778,841	—	—	1,778,841
Information Technology	197,581,052	—	—	197,581,052
Telecommunication Services	3,021,132	—	—	3,021,132
Exchange-Traded Funds	668,223	—	—	668,223
Total Equity Securities	218,344,649	—	—	218,344,649
Mutual Funds
Money Market Funds	4,768,139	—	—	4,768,139
Total Mutual Funds	4,768,139	—	—	4,768,139
Total	223,112,788	—	—	223,112,788

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Global Technology Growth Fund

Statement of Assets and Liabilities

August 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $162,235,318)	$218,344,649
Affiliated issuers (identified cost $4,768,139)	4,768,139
Total investments (identified cost $167,003,457)	223,112,788
Receivable for:
Investments sold	578,801
Capital shares sold	1,340,818
Dividends	167,663
Reclaims	1,962
Prepaid expenses	2,245
Trustees' deferred compensation plan	33,231
Total assets	225,237,508
Liabilities
Disbursements in excess of cash	691
Payable for:
Investments purchased	1,966,981
Capital shares purchased	172,797
Investment management fees	5,255
Distribution and/or service fees	1,209
Transfer agent fees	43,762
Chief compliance officer expenses	18
Other expenses	29,229
Trustees' deferred compensation plan	33,231
Total liabilities	2,253,173
Net assets applicable to outstanding capital stock	$222,984,335
Represented by
Paid-in capital	$158,005,762
Excess of distributions over net investment income	(33,231)
Accumulated net realized gain	8,902,473
Unrealized appreciation (depreciation) on:
Investments	56,109,331
Total — representing net assets applicable to outstanding capital stock	$222,984,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Global Technology Growth Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A
Net assets	$83,656,163
Shares outstanding	4,602,276
Net asset value per share	$18.18
Maximum offering price per share(a)	$19.29
Class B
Net assets	$2,043,137
Shares outstanding	121,713
Net asset value per share	$16.79
Class C
Net assets	$21,774,926
Shares outstanding	1,294,856
Net asset value per share	$16.82
Class R4
Net assets	$836,162
Shares outstanding	44,183
Net asset value per share	$18.92
Class R5
Net assets	$3,167,851
Shares outstanding	166,941
Net asset value per share	$18.98
Class Z
Net assets	$111,506,096
Shares outstanding	5,962,082
Net asset value per share	$18.70

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Global Technology Growth Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$1,704,623
Dividends — affiliated issuers	2,488
Foreign taxes withheld	(47,618)
Total income	1,659,493
Expenses:
Investment management fees	1,674,084
Distribution and/or service fees
Class A	170,548
Class B	28,195
Class C	197,034
Transfer agent fees
Class A	130,219
Class B	5,410
Class C	37,645
Class R4	3,896
Class R5	1,095
Class Z	186,102
Compensation of board members	25,182
Custodian fees	6,819
Printing and postage fees	41,497
Registration fees	88,217
Professional fees	27,107
Chief compliance officer expenses	105
Other	13,252
Total expenses	2,636,407
Expense reductions	(573)
Total net expenses	2,635,834
Net investment loss	(976,341)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	21,010,399
Net realized gain	21,010,399
Net change in unrealized appreciation (depreciation) on:
Investments	34,982,070
Net change in unrealized appreciation (depreciation)	34,982,070
Net realized and unrealized gain	55,992,469
Net increase in net assets resulting from operations	$55,016,128

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Global Technology Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013
Operations
Net investment loss	$(976,341)	$(470,974)
Net realized gain	21,010,399	13,090,741
Net change in unrealized appreciation (depreciation)	34,982,070	17,195,533
Net increase in net assets resulting from operations	55,016,128	29,815,300
Increase (decrease) in net assets from capital stock activity	16,659,726	(20,145,992)
Total increase in net assets	71,675,854	9,669,308
Net assets at beginning of year	151,308,481	141,639,173
Net assets at end of year	$222,984,335	$151,308,481
Excess of distributions over net investment income	$(33,231)	$(609,306)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Global Technology Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,945,016	32,024,278	840,006	10,217,809
Redemptions	(1,331,622)	(21,577,517)	(1,504,170)	(17,329,339)
Net increase (decrease)	613,394	10,446,761	(664,164)	(7,111,530)
Class B shares
Subscriptions	2,474	35,842	1	10
Redemptions(b)	(131,971)	(1,987,562)	(120,630)	(1,305,949)
Net decrease	(129,497)	(1,951,720)	(120,629)	(1,305,939)
Class C shares
Subscriptions	184,349	2,804,119	131,128	1,472,768
Redemptions	(227,337)	(3,423,792)	(343,518)	(3,725,447)
Net decrease	(42,988)	(619,673)	(212,390)	(2,252,679)
Class R4 shares
Subscriptions	314,916	5,093,551	12,885	160,185
Redemptions	(283,402)	(4,821,951)	(216)	(2,830)
Net increase	31,514	271,600	12,669	157,355
Class R5 shares
Subscriptions	265,462	4,547,753	14,497	202,525
Redemptions	(113,018)	(2,042,196)	—	—
Net increase	152,444	2,505,557	14,497	202,525
Class Z shares
Subscriptions	1,597,584	26,310,755	1,045,012	12,490,257
Redemptions	(1,227,256)	(20,303,554)	(1,875,074)	(22,325,981)
Net increase (decrease)	370,328	6,007,201	(830,062)	(9,835,724)
Total net increase (decrease)	995,195	16,659,726	(1,800,079)	(20,145,992)

(a) Class R4 and R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Global Technology Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$13.47		$10.87		$10.25		$8.75		$7.58
Income from investment operations:
Net investment loss	(0.09)		(0.04)		(0.08)		(0.11)		(0.09)
Net realized and unrealized gain	4.80		2.64		0.70		1.61		1.26
Total from investment operations	4.71		2.60		0.62		1.50		1.17
Net asset value, end of period	$18.18		$13.47		$10.87		$10.25		$8.75
Total return	34.97%		23.92%		6.05%		17.14%		15.44%
Ratios to average net assets(a)
Total gross expenses	1.42%		1.49%		1.39%		1.46	%(b)	1.47	%(b)
Total net expenses(c)	1.42	%(d)	1.46	%(d)	1.39	%(d)	1.43	%(b)	1.45	%(b)(d)
Net investment loss	(0.55%)		(0.36%)		(0.80%)		(1.01%)		(1.10%)
Supplemental data
Net assets, end of period (in thousands)	$83,656		$53,711		$50,574		$65,071		$71,989
Portfolio turnover	68%		135%		220%		263%		189%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Global Technology Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.53		$10.19		$9.68		$8.33		$7.26
Income from investment operations:
Net investment loss	(0.20)		(0.12)		(0.15)		(0.19)		(0.15)
Net realized and unrealized gain	4.46		2.46		0.66		1.54		1.22
Total from investment operations	4.26		2.34		0.51		1.35		1.07
Net asset value, end of period	$16.79		$12.53		$10.19		$9.68		$8.33
Total return	34.00%		22.96%		5.27%		16.21%		14.74%
Ratios to average net assets(a)
Total gross expenses	2.16%		2.24%		2.15%		2.21	%(b)	2.22	%(b)
Total net expenses(c)	2.16	%(d)	2.21	%(d)	2.15	%(d)	2.19	%(b)	2.20	%(b)(d)
Net investment loss	(1.35%)		(1.10%)		(1.56%)		(1.77%)		(1.85%)
Supplemental data
Net assets, end of period (in thousands)	$2,043		$3,147		$3,788		$5,573		$6,478
Portfolio turnover	68%		135%		220%		263%		189%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Global Technology Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.55		$10.21		$9.70		$8.35		$7.27
Income from investment operations:
Net investment loss	(0.20)		(0.12)		(0.15)		(0.19)		(0.15)
Net realized and unrealized gain	4.47		2.46		0.66		1.54		1.23
Total from investment operations	4.27		2.34		0.51		1.35		1.08
Net asset value, end of period	$16.82		$12.55		$10.21		$9.70		$8.35
Total return	34.02%		22.92%		5.26%		16.17%		14.86%
Ratios to average net assets(a)
Total gross expenses	2.17%		2.23%		2.17%		2.22	%(b)	2.22	%(b)
Total net expenses(c)	2.17	%(d)	2.21	%(d)	2.17	%(d)	2.20	%(b)	2.20	%(b)(d)
Net investment loss	(1.31%)		(1.11%)		(1.57%)		(1.79%)		(1.85%)
Supplemental data
Net assets, end of period (in thousands)	$21,775		$16,791		$15,821		$20,360		$20,941
Portfolio turnover	68%		135%		220%		263%		189%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Global Technology Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$13.99		$10.73
Income from investment operations:
Net investment loss	(0.06)		(0.03)
Net realized and unrealized gain	4.99		3.29
Total from investment operations	4.93		3.26
Net asset value, end of period	$18.92		$13.99
Total return	35.24%		30.38%
Ratios to average net assets(b)
Total gross expenses	1.16%		1.22	%(c)
Total net expenses(d)	1.16	%(e)	1.22	%(c)(e)
Net investment loss	(0.37%)		(0.28	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$836		$177
Portfolio turnover	68%		135%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Global Technology Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$14.00	$10.73
Income from investment operations:
Net investment income (loss)	(0.01)	(0.00	)(b)
Net realized and unrealized gain	4.99	3.27
Total from investment operations	4.98	3.27
Net asset value, end of period	$18.98	$14.00
Total return	35.57%	30.48%
Ratios to average net assets(c)
Total gross expenses	1.03%	1.08	%(d)
Total net expenses(e)	1.03%	1.08	%(d)
Net investment loss	(0.09%)	(0.08	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3,168	$203
Portfolio turnover	68%	135%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Global Technology Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$13.82		$11.13		$10.47		$8.92		$7.70
Income from investment operations:
Net investment loss	(0.05)		(0.01)		(0.07)		(0.09)		(0.07)
Net realized and unrealized gain	4.93		2.70		0.73		1.64		1.29
Total from investment operations	4.88		2.69		0.66		1.55		1.22
Net asset value, end of period	$18.70		$13.82		$11.13		$10.47		$8.92
Total return	35.31%		24.17%		6.30%		17.38%		15.84%
Ratios to average net assets(a)
Total gross expenses	1.17%		1.24%		1.19%		1.22	%(b)	1.22	%(b)
Total net expenses(c)	1.17	%(d)	1.21	%(d)	1.19	%(d)	1.20	%(b)	1.20	%(b)(d)
Net investment loss	(0.30%)		(0.12%)		(0.62%)		(0.79%)		(0.85%)
Supplemental data
Net assets, end of period (in thousands)	$111,506		$77,279		$71,456		$133,011		$151,924
Portfolio turnover	68%		135%		220%		263%		189%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Global Technology Growth Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Global Technology Growth Fund (formerly known as Columbia Technology Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective July 7, 2014, Columbia Technology Fund was renamed Columbia Global Technology Growth Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited

Annual Report 2014
22

Columbia Global Technology Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2014
23

Columbia Global Technology Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.77% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Investment Manager does not receive a fee for its services under the Administrative Services Agreement.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended August 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19
Class R5	0.05
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $573.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the

Annual Report 2014
24

Columbia Global Technology Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $154,206 for Class A, $1,767 for Class B and $1,199 for Class C shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2014 through December 31, 2014	Prior to January 1, 2014
Class A	1.45%	1.51%
Class B	2.20	2.26
Class C	2.20	2.26
Class R4	1.20	1.26
Class R5	1.10	1.18
Class Z	1.20	1.26

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,552,416
Accumulated net realized gain	(1,552,416)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended August 31, 2014 and 2013, there were no distributions.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	5,528,524
Undistributed long-term capital gains	3,729,996
Net unrealized appreciation	55,753,284

At August 31, 2014, the cost of investments for federal income tax purposes was $167,359,504 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$57,675,736
Unrealized depreciation	(1,922,452)
Net unrealized appreciation	$55,753,284

For the year ended August 31, 2014, $10,167,099 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years

Annual Report 2014
25

Columbia Global Technology Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations aggregated to $141,643,677 and $128,731,369, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, one unaffiliated shareholder of record owned 24.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Note 9. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-Related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

Annual Report 2014
26

Columbia Global Technology Growth Fund

Notes to Financial Statements (continued)

August 31, 2014

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
27

Columbia Global Technology Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Technology Growth Fund (formerly Columbia Technology Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Technology Growth Fund (formerly Columbia Technology Fund) (the "Fund", a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2014

Annual Report 2014
28

Columbia Global Technology Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$3,916,496

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
29

Columbia Global Technology Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
30

Columbia Global Technology Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
31

Columbia Global Technology Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
32

Columbia Global Technology Growth Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Global Technology Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.45% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares, 1.20% for Class R4 shares, 1.10% for Class R5 shares and 1.20% for Class Z shares;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

Annual Report 2014
33

Columbia Global Technology Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the 17th, 28th and 57th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2014
34

Columbia Global Technology Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the 4th and 3rd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After

Annual Report 2014
35

Columbia Global Technology Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
36

Columbia Global Technology Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

Columbia Global Technology Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN234_08_D01_(10/14)

Annual Report August 31, 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Performance Overview

Performance Summary

>	Active Portfolios® Multi-Manager Alternative Strategies Fund (the Fund) Class A shares returned 6.15% for the 12-month period that ended August 31, 2014.

>	The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.04% over the same period.

>	The Fund’s outperformance can be attributed primarily to effective implementation of various alternative strategies.

Average Annual Total Returns (%) (for period ended August 31, 2014)
	Inception	1 Year	Life
Class A	04/23/12	6.15	5.07
Citigroup 3-Month U.S. Treasury Bill Index		0.04	0.06

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 23, 2012 — August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, PhD, M.B.A.

Brian Hurst

John Liew, PhD, M.B.A.

Yao Hua Ooi

Ari Levine, M.S.

Wasatch Advisors, Inc.

Michael Shinnick

Ralph Shive, CFA

Water Island Capital, LLC

Ted Chen

Roger Foltynowicz, CAIA

Gregg Loprete

Todd Munn

Active Portfolios® Multi-Manager Alternative Strategies Fund is managed by three independent money management firms and each invests a portion of the portfolio’s assets. Columbia Management Investment Advisers, LLC also manages a liquidity sleeve to help manage cash flow. As of August 31, 2014, AQR Capital Management, LLC (AQR), Wasatch Advisors, Inc. (Wasatch) and Water Island Capital, LLC (Water Island) managed approximately 35%, 33% and 31% of the portfolio, respectively.

While the Fund’s benchmark is the Citigroup 3-Month U.S. Treasury Bill Index, Wasatch also compares the performance of its portion of the Fund to the S&P 500 Index.

For the 12-month period that ended August 31, 2014, the Fund’s Class A shares returned 6.15%. The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.04% over the same period. The Fund’s outperformance can be attributed primarily to effective implementation of various alternative strategies.

Financial Markets Took Troubling Headlines in Stride

Stocks maintained a mostly relentless upward climb during the annual period, and bonds generally produced positive returns as well. Investors shrugged off downward revisions in first quarter 2014 real gross domestic product (GDP), attributing the ultimately negative number to the unusually severe winter weather. Sentiment was further supported by indications from the U.S. Federal Reserve (Fed) that it was in no hurry to begin raising short-term interest rates upon the conclusion of its quantitative easing program. Even geopolitical turmoil did not disrupt the financial markets overall for any extended time. Events in Ukraine appeared to stabilize with Russia backing away from steps that would have forced the geopolitical hands of Europe and the U.S. and with the election of a new Ukrainian president widely viewed as having the credibility to represent the country in international forums. Unfortunately, the summer months also saw alarming developments in Syria, Iraq and Israel/Gaza with the potential to disrupt regional stability and the global energy supply. Financial markets, however, took the negative headlines in stride for the most part.

Money Management Firms Delivered Results Based On Variety of Alternative Strategies

AQR: Our portion of the Fund, which pursues an active managed futures strategy, outperformed the benchmark during the annual period. We invest in futures and forward contracts, both long and short, across the global equity, fixed-income, commodity and currency markets. In implementing our strategy, we utilize both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as taking long positions in markets that are rising in price and taking short positions in markets that are falling in price. In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and seek to reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

By asset class, equities contributed positively to our portion of the Fund’s performance during the annual period, while fixed income, commodities and currencies detracted. By signal, short-term trend-following signals and overextended trend signals, the latter of which attempt to identify trends that have gone too far and are due for reversals, detracted. More than offsetting such losses were gains from long-term trend-following signals, which contributed positively.

4	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

Such differing results indicate, in our view, that our strategy of diversifying our strategy across many horizons of trend following is prudent given the difficulty in predicting which market environment will prevail.

Wasatch: Our portion of the Fund, which implements a long/short equity strategy, outperformed the benchmark but lagged the S&P 500 Index during the annual period. The performance of our portion of the Fund can be attributed to effective stock selection from the long side of the portfolio, with all sectors in which we were invested producing positive absolute and relative returns. Short positions detracted slightly, which was not surprising given the strength of the overall equity market during the annual period.

The strongest contributing sectors on the long side of the portfolio on a relative basis were information technology, industrials and energy. Conversely, on the short side of the portfolio, information technology, consumer discretionary and consumer staples detracted most from performance during the annual period.

The biggest individual contributors to our portion of the Fund’s results were consumer electronics icon Apple, airline Southwest Airlines and storage real estate investment trust Iron Mountain. Shares of Apple performed well, as the company pursued shareholder-friendly plans, and investors anticipated a strong product-refresh cycle. Southwest Airlines benefited from a recovering economy, and investors appeared to appreciate its strong balance sheet and cash flows. Shares of Iron Mountain were boosted by the company’s conversion to a real estate investment trust, which should allow for a substantial increase in dividend payouts.

Positions in data servers manufacturer Silicon Graphics International, online restaurant reservation service provider OpenTable and luxury jewelry store retailer Tiffany & Co. detracted most from our portion of the Fund’s relative results. Silicon Graphics International detracted, as the federal government shutdown and budget uncertainties directly impacted the company’s computing solutions business, which is heavily reliant on contracts with various government agencies. As for OpenTable, we believed the company’s valuation had become extended as a result of the broader enthusiasm for social media companies and thus had taken a short position in the company. However, OpenTable announced it would be acquired by travel reservation giant Priceline Group at a substantial premium, leading us to close the short position at a loss. Tiffany & Co. was another short position that detracted slightly from performance, as the company performed well during the annual period.

Water Island: Our portion of the Fund, which employs a variety of alternative strategies, outperformed the benchmark during the annual period. While all of the sub-strategies we use contributed positively to performance on an absolute basis, the credit special situations sleeve, led by an investment in Globalstar, was our portion of the Fund’s top contributor. Globalstar provides mobile satellite services, including voice and data communications services, globally. Within the credit special situations sleeve, our team’s focus on short-duration, idiosyncratic corporate events helped insulate the Fund’s position from interest rate risk. The equity special situations sleeve came in a close second, with the top 15 positions within this sub-strategy contributing a similar amount. Within our merger arbitrage sleeve, which contributed the least on a relative basis, exposure to the saga of Hillshire Brands produced a disproportionately positive contribution. The next nine merger arbitrage positions contributed similar amounts.

Our event-driven strategy does not target specific sectors with its investments, but rather idiosyncratic corporate events, such as mergers and acquisitions. That said,

Portfolio Breakdown (%) (at August 31, 2014)
	Long		Short	Net
Bonds	11.9		(0.7)	11.2
Corporate Bonds & Notes	9.4		(0.7)	8.7
Convertible Bonds	2.5		—	2.5
Common Stocks	54.2		(11.1)	43.1
Consumer Discretionary	8.2		(2.7)	5.5
Consumer Staples	2.4		(1.2)	1.2
Energy	9.5		(0.7)	8.8
Financials	8.7		(1.2)	7.5
Health Care	5.5		(0.5)	5.0
Industrials	6.1		(1.2)	4.9
Information Technology	9.7		(2.5)	7.2
Materials	1.7		(0.1)	1.6
Telecommunication Services	1.4		(0.5)	0.9
Utilities	1.0		(0.5)	0.5
Convertible Preferred Stocks	0.2		—	0.2
Consumer Staples	0.2		—	0.2
Exchange-Traded Funds	0.0	(a)	(3.9)	(3.9)
Limited Partnerships	0.2		—	0.2
Options Purchased Calls	0.0	(a)	—	0.0	(a)
Options Purchased Puts	0.1		—	0.1
Rights	0.0	(a)	—	0.0	(a)
Treasury Bills	11.5		—	11.5
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	37.6		—	37.6
Total	115.7		(15.7)	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds (amounting to $239.5 million) which have been segregated to cover obligations related to the Fund’s investment in derivatives which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2014	5

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

Market Exposure Through Derivatives Investments (% of notional exposure) (at August 31, 2014)(a)
Fixed Income Derivative Contracts	99.0
Commodities Derivative Contracts	(10.0)
Equity Derivative Contracts	19.5
Forward Foreign Currency Exchange Contracts	(8.5)
Total Notional Market Value of Derivative Contracts	100.0

(a)	The Fund has market exposure to fixed income, equity and commodities asset classes through its investments in futures and swap contracts, and market exposure to foreign currencies through its investments in forward foreign currency exchange contracts. Futures and swap contracts and forward foreign currency exchange contracts are derivative instruments. The Fund may have long or short market exposures. Reflects notional market value of futures and swap contracts and forward foreign currency exchange contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each derivative contract are shown in the Consolidated Portfolio of Investments. At period end, the notional amount of all outstanding derivative contracts is ($869,946,586). For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the consolidated financial statements. At period end, the Fund held investments in an affiliated money market fund (amounting to $235.8 million), which have been segregated to cover obligations relating to the Fund's investment in derivatives. For further information on these holdings, see the Portfolio Holdings table below and the Consolidated Portfolio of Investments.

select sectors such as telecommunication services, financials and consumer staples were the top contributors during the annual period. Consumer discretionary, health care and utilities were the weakest contributors to performance during the annual period. The three equity positions that contributed most to our portion of the Fund’s performance were Hillshire Brands, Manitowoc and Genworth Financial. Conversely, the derailed acquisition of Cooper Tire & Rubber by Apollo Tyres, which would have created one of the largest global tire producers, was one of the biggest drags on performance. Another deal that weighed on performance was our position in Liberty Media’s proposal to acquire the portion of Sirius XM it did not already own. While the deal fell through, Sirius XM’s shares rebounded by the end of the annual period, and it announced plans for additional share buybacks totaling more than $2 billion. Our portion of the Fund’s position in General Motors detracted as well. General Motors’ well-publicized recall of 29 million vehicles overwhelmed the many catalysts and improving fundamentals we believed investors were starting to recognize and reward.

The fixed-income positions that contributed most were Globalstar, already mentioned; our investment in the surplus notes of bond insurance companies Ambac Financial Group and Syncora Holdings; and Rock Ohio Caesars. Conversely, positions in the bonds of Southern Pacific Resource, Endeavour International Production Ramp and NII Holdings were the largest detractors in the credit sleeve during the annual period.

We often employ derivative instruments, such as equity swaps, equity options and currency forwards. Though our portion of the Fund is predominantly U.S.-based when investing in foreign securities, currency forwards may be used to hedge currency risk, and equity swaps may be used to invest outside the U.S. more efficiently. Equity options and exchange-traded funds may be used to hedge certain event risks and market risks in an effort to limit volatility and correlation. In addition, some derivatives, such as put and call options, may be used to create income and optionality. Derivative instruments are primarily held as hedges on a short basis. During the annual period, our market hedges detracted from performance given the rally in the equity markets.

Portfolio Changes Based on Strategy Implementation

AQR: In equities, our portion of the Fund began the annual period bullish across most equity markets based on long-term trend signals, with long positions across most developed and emerging equity markets within our investment universe, except China, South Korea and Singapore. Our portion of the Fund’s short positions in China, South Korea and Hong Kong detracted from performance as they rallied on strong flows. Our portion of the Fund ended August 2014 long across developed and emerging equities within our investment universe on agreement between short-term and long-term trends.

In fixed income, our portion of the Fund began the annual period with short positions in virtually all markets within our investment universe as a result of bearish long-term and short-term trend signals. Short positions in Australian bond futures were the largest positive contributor in 2013, as the bonds declined steadily on lowered demand for safe-haven assets. At the end of 2013, our portion of the Fund was broadly short except for long positions in Japanese bonds and Canadian and European rates. Going into 2014, short positioning detracted from performance, as global fixed-income markets rose during the first quarter of 2014 on geopolitical uncertainty surrounding Ukraine and signs of deflation in Europe. Fixed-income markets rallied globally during the second quarter of 2014, as central

6	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

banks remained accommodative in the U.S. and Europe. Short-term trend signals profited from turning bullish early in the second calendar quarter. By the start of the third quarter of 2014, we moved to long positions across all developed fixed-income markets within our investment universe, and our portion of the Fund benefited from this positioning. We viewed fixed-income trends as overextended on a long-term basis, which reduced our portion of the Fund’s long positioning and detracted from performance in 2014 year to date. At the end of August 2014, our portion of the Fund maintained long positions across all developed bond markets within our investment universe and short positions in U.S. and U.K. interest rate futures.

In commodities, our portion of the Fund began the annual period with short positions across most commodity sectors with the exception of some long position in energy commodities. Base and precious metals prices rose as a result of dovish monetary policy and a delay in Fed tapering, which hurt short positions held in silver, gold and base metals. Short positions in corn during 2013 contributed positively to performance, as corn prices fell sharply on increased global supply and reduced demand from China. Metals and agricultural commodities fell on weakness in emerging markets, while energy commodities rallied on improved growth in the U.S. at the end of 2013. Our portion of the Fund entered 2014 with long positions in energy commodities and short positions in metals and agricultural commodities. Short positions in wheat, corn and sugar detracted, as the commodities rallied on poor weather globally. During the second quarter of 2014, commodity trends generally reversed. Bearish positioning in metals detracted, as these markets rallied on improved economic demand in Europe. Corn was a strong contributor as a result of reduced tensions in Ukraine and strong planting progress. Our portion of the Fund ended August 2014 broadly short in energy and agricultural commodities with some neutral positions in metals.

In the currency markets, our portion of the Fund entered September 2013 with long positions in the euro and the U.S. dollar and with short positions in the Japanese yen and several growth-sensitive emerging market currencies. During 2013, cross positions long the euro were the largest contributors, as the euro rallied on improving economic data and stability across the Eurozone. The Japanese yen whipsawed over economic uncertainty during the third quarter of 2013 but declined sharply in the fourth quarter of 2013 on stimulative government policy. Our portion of the Fund ended 2013 with long positions in the euro and U.S. dollar and short positions in the Japanese yen and emerging market currencies. Entering 2014, short positions in the Russian ruble contributed positively to performance, as tensions over Russia’s annexation of Crimea caused investors to flee the currency. Short positions in the Japanese yen detracted, as the yen reversed its down-trend and rallied sharply with safe-haven assets in January 2014. Higher yielding currencies rallied in 2014 due to improving economic data and continued central bank stimulus. Long positions in the British pound contributed positively, as the currency rallied when the Bank of England signaled rate increases sooner than expected. The Australian dollar strengthened on improving domestic and Chinese data, while the New Zealand dollar fell on the Royal Bank of New Zealand’s warning of future devaluations. At the end of August 2014, our portion of the Fund maintained long positions in the euro, British pound and Asian currencies, with short positions in the Swedish krona and U.S. dollar.

Wasatch: During the annual period, we initiated new long positions in business software services firm TIBCO Software and in women’s fashion chain Chico’s FAS. Both TIMCO Software and Chico’s FAS are former positions that our portion

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. Commodity investments may be affected by the overall market and industry-and commodity-specific factors, and may be more volatile and less liquid than other investments. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. International investments may present different and increased risks from U.S. investments. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. Short positions (where the underlying asset is not owned) can create unlimited risk. Risks are enhanced for emerging market and sovereign debt issuers. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a nondiversified fund, fewer investments could have a greater affect on performance. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	7

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

of the Fund re-entered based on our assessment that their risk/return profiles were asymmetric at their price levels at the time of purchase, given what we consider to be their long-standing business models, excellent balance sheets and strong cash flows. We would not be surprised in either case if value is unlocked for the stock on the basis of takeover interest. Similarly, we added a position in gambling machine maker International Game Technology. Its stock appreciated significantly late in the second quarter of 2014, as the company announced a review of its strategic options, including seeking a possible acquirer.

We successfully closed a number of short positions within the software-as-a-service and social media industries. These closed short positions included Workday, WageWorks, Facebook and Salesforce.com.

During the annual period, we continued to practice a “harvest and rotate” strategy of specific companies within our portion of the Fund. Overall, as of August 31, 2014, our portion of the Fund was most significantly overweight relative to the S&P 500 Index in energy. Our long-term theme within the energy sector is to seek exposure to services companies positioned to benefit from increased land drilling. We believe the U.S.-focused pursuit of oil has resulted in increased land activity, including 24-hour well pad operations, which is driving revenue and margin growth for land services providers, including Halliburton, Patterson-UTI Energy and Unit. We trimmed the Fund’s holding in Patterson-UTI Energy during the annual period, as we viewed its valuation as close to full and rotated assets into Diamond Offshore Drilling. Diamond Offshore Drilling’s stock had experienced a dramatic sell-off that we believe failed to account for the company’s revenue backlog, dividend coverage and replacement value of its equipment fleet. Our portion of the Fund was most significantly underweight relative to the S&P 500 Index in health care and consumer staples at the end of the annual period. In health care, our portion of the Fund held position in companies such as Express Scripts, a large pharmacy benefit management company; Novartis, a large pharmaceutical company; and Medtronic, a medical device company. In consumer staples, we increased our portion of the Fund’s position in more defensive stocks, such as low-cost retailer Wal-Mart Stores. While companies with long-established, stable business models may not necessarily participate to the fullest extent in a rallying market, we believe they can contribute to our goal of preserving capital and steadily compounding gains over time.

Water Island: During the annual period, we sought to increase positions for which we had high conviction. Thus, we added to names or deals we like at what we considered to be attractive entry points with the intent of boosting future rates of return. As always, we seek returns driven by the outcomes of specific, idiosyncratic corporate events, rather than by the overall market. Our strategy is agnostic in terms of capitalization, style or sector weighting.

Looking Ahead

AQR: Overall, performance through the end of 2013 illustrated the importance of our portion of the Fund’s construction, which emphasizes diversification across asset classes and across signals. However, 2014 year to date showed us that a more diversified approach does not always perform best. Diversification is a small edge that may show up over time, but not every quarter.

Wasatch: Overall, at the end of the annual period, we believed our portion of the Fund was positioned for an economic recovery, recognizing that sectors such as information technology and energy would likely benefit at this stage of the cycle.

8	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

At the same time, we remained mindful of challenges to the economy given the recent negative GDP revision and of the possibility the recovery could sputter. Going forward, the anticipated end of quantitative easing and the extent of future monetary policy accommodation will likely continue to be areas of focus for investors. We intend to remain vigilant and flexible, prepared to adjust our portion of the Fund’s exposures substantially should conditions warrant.

Water Island: In our view, there may be no better time to be event-driven investors. We believe we have receptive markets ready to fund initial public offerings, secondary offerings, private placements, lines of credit, high-yield debt and convertible securities, just to name a few, along with eager investors. It appears that there are numerous activists agitating for change, and corporate managements becoming even more receptive to their ideas for unleashing shareholder value. While we are pleased to see capital markets rise in value and an increase in corporate actions, we also are aware that investors may not be well compensated for taking on the many potential pitfalls we face, including increased regulatory and political scrutiny on deals, geopolitical turmoil and an aging bull market. Thus, we intend to stay true to our discipline of capitalizing on corporate actions by understanding the rationale and underlying complexities of each event, sharing insights between our teams, dynamically allocating among our sub-strategies, using hedging to mitigate market influence and building a well-diversified portfolio.

Annual Report 2014	9

Active Portfolios® Multi-Manager Alternative Strategies Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.50	1,016.01	9.03	9.00	1.79

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

10	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 44.4%
Issuer	Shares	Value ($)
Consumer Discretionary 6.7%
Automobiles 1.3%

General Motors Co.(a)(m)	289,042	10,058,662

Hotels, Restaurants & Leisure 0.1%

Burger King Worldwide, Inc.	5,975	191,439

Club Mediterranee SA(b)	2,866	80,964

Tim Hortons, Inc.	9,091	730,758

Total		1,003,161

Internet & Catalog Retail 0.1%

Shutterfly, Inc.(b)	17,741	904,968

Media 2.8%

CBS Outdoor Americas, Inc.	82,611	2,839,340

Charter Communications Inc., Class A(b)	13,032	2,044,330

DIRECTV(a)(b)(m)	38,239	3,305,762

DISH Network Corp., Class A(b)	21,877	1,417,848

Interpublic Group of Companies, Inc. (The)	255,402	4,988,001

Sirius XM Holdings, Inc.(b)	27,388	99,419

Time Warner Cable, Inc.(a)(m)	26,680	3,946,772

Time Warner, Inc.	18,157	1,398,634

Viacom, Inc., Class B(a)(m)	24,801	2,012,601

Total		22,052,707

Multiline Retail 0.9%

Family Dollar Stores, Inc.	41,683	3,327,554

Target Corp.	54,434	3,269,850

Total		6,597,404

Specialty Retail 1.5%

Chico’s FAS, Inc.	199,554	3,152,953

CST Brands, Inc.	97,863	3,409,547

Express, Inc.(b)	23,488	407,282

Outerwall, Inc.(b)	45,220	2,664,815

PEP Boys-Manny, Moe & Jack (The)(b)	59,263	659,004

PetSmart, Inc.	17,787	1,273,016

Total		11,566,617

Total Consumer Discretionary		52,183,519

Consumer Staples 1.9%
Food & Staples Retailing 1.6%

Safeway, Inc.(a)(m)	118,814	4,132,351

Wal-Mart Stores, Inc.	111,166	8,393,033

Total		12,525,384

Food Products 0.3%

Chiquita Brands International, Inc.(b)	18,800	261,320

Common Stocks (continued)
Issuer	Shares	Value ($)
Tyson Foods, Inc., Class A	58,235	2,216,424

Total		2,477,744

Total Consumer Staples		15,003,128

Energy 7.8%
Energy Equipment & Services 3.0%

Diamond Offshore Drilling, Inc.	96,056	4,220,701

Ensco PLC, Class A	90,826	4,584,896

Halliburton Co.	81,276	5,495,070

National Oilwell Varco, Inc.	32,324	2,793,763

Noble Corp. PLC	14,362	408,743

Paragon Offshore PLC(b)	42,430	395,454

Unit Corp.(b)	58,675	3,861,402

Weatherford International PLC(b)	63,915	1,514,146

Total		23,274,175

Oil, Gas & Consumable Fuels 4.8%

Alpha Natural Resources, Inc.(b)	8,200	32,390

Bill Barrett Corp.(b)	329,775	7,508,977

CONSOL Energy, Inc.(a)(m)	73,731	2,969,885

Denbury Resources, Inc.	744,917	12,827,471

Ithaca Energy, Inc.(b)	188,106	427,317

Ithaca Energy, Inc.(b)	51,026	114,995

Kinder Morgan, Inc.	17,900	720,654

Kodiak Oil & Gas Corp.(b)	27,662	450,061

Northern Oil and Gas, Inc.(b)	114,081	1,922,265

Occidental Petroleum Corp.(a)	25,800	2,676,234

Peabody Energy Corp.	102,291	1,624,381

Swift Energy Co.(b)	190,199	2,158,758

Talisman Energy, Inc.	383,793	3,864,795

Yancoal Australia Ltd.(b)	121,716	34,103

Total		37,332,286

Total Energy		60,606,461

Financials 7.1%
Banks 0.7%

Citigroup, Inc.(a)	105,388	5,443,290

Diversified Financial Services 0.3%

Leucadia National Corp.	87,109	2,171,628

Insurance 4.1%

Aon PLC(a)	23,816	2,075,803

Assured Guaranty Ltd.	68,530	1,654,999

CNA Financial Corp.	97,722	3,788,682

Genworth Financial, Inc., Class A(a)(b)(m)	222,647	3,159,361

Loews Corp.	213,971	9,359,092

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	11

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
MetLife, Inc.	57,487	3,146,838

Protective Life Corp.(a)(m)	55,422	3,846,287

Schweizerische National Versicherungs Gesellschaft AG	12,345	1,102,652

Unum Group	58,364	2,116,862

XL Group PLC	58,176	1,988,456

Total		32,239,032

Real Estate Investment Trusts (REITs) 1.9%

American Campus Communities, Inc.	136,144	5,379,050

American Realty Capital Healthcare Trust, Inc.(a)(m)	316,973	3,477,194

Australand Property Group	6,494	27,259

Digital Realty Trust, Inc.	37,081	2,419,535

Investors Real Estate Trust	143,901	1,227,476

Ventas, Inc.	40,389	2,656,788

Total		15,187,302

Thrifts & Mortgage Finance 0.1%

Hudson City Bancorp, Inc.	50,921	502,590

Total Financials		55,543,842

Health Care 4.6%
Biotechnology 0.5%

InterMune, Inc.(b)	47,063	3,456,777

Trius Therapeutics, Inc.(b)(c)(d)	186,725	29,540

Total		3,486,317

Health Care Equipment & Supplies 1.2%

Arthrocare Corp.(c)(d)	82,114	27,508

Covidien PLC(a)(m)	27,615	2,397,811

Medtronic, Inc.(a)(m)	74,419	4,751,653

Stryker Corp.(a)	20,300	1,691,193

Total		8,868,165

Health Care Providers & Services 0.8%

Celesio AG	26,540	901,447

Express Scripts Holding Co.(b)	71,283	5,269,952

WellCare Health Plans, Inc.(b)	4,968	327,193

Total		6,498,592

Pharmaceuticals 2.1%

AbbVie, Inc.	32,999	1,824,185

Actavis PLC(b)	10,909	2,476,125

Mallinckrodt PLC(b)	2,100	171,102

Mylan, Inc.(a)(b)(m)	88,513	4,301,732

Novartis AG, ADR(a)	26,743	2,402,591

Shire PLC, ADR(a)(m)	9,688	2,367,263

Zoetis, Inc.	82,563	2,926,032

Total		16,469,030

Total Health Care		35,322,104

Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 5.0%
Aerospace & Defense 0.5%

B/E Aerospace, Inc.(a)(b)(m)	33,780	2,862,517

DigitalGlobe, Inc.(a)(b)(m)	22,901	695,504

Total		3,558,021

Airlines 0.5%

Southwest Airlines Co.	125,542	4,018,599

Commercial Services & Supplies 1.9%

Civeo Corp.(a)(m)	82,317	2,091,675

Iron Mountain, Inc.	290,517	10,452,802

Republic Services, Inc.	66,611	2,619,810

Total		15,164,287

Construction & Engineering 1.0%

Aegion Corp.(b)	49,491	1,220,448

Foster Wheeler AG	91,506	2,986,756

URS Corp.	54,328	3,291,190

Total		7,498,394

Machinery 0.3%

MAN SE	2,455	291,124

Manitowoc Co., Inc. (The)	74,812	2,200,969

Total		2,492,093

Trading Companies & Distributors 0.8%

NOW, Inc.(a)(b)	191,569	6,327,524

Total Industrials		39,058,918

Information Technology 7.9%
Communications Equipment 1.1%

Cisco Systems, Inc.	130,632	3,264,494

Juniper Networks, Inc.	99,774	2,313,759

QUALCOMM, Inc.	38,684	2,943,852

Total		8,522,105

Internet Software & Services 0.1%

Rackspace Hosting, Inc.(b)	14,578	504,399

IT Services 0.3%

Global Payments, Inc.	36,730	2,671,006

Semiconductors & Semiconductor Equipment 1.5%

Applied Micro Circuits Corp.(a)(b)	32,844	278,189

International Rectifier Corp.(b)	28,686	1,130,228

Tokyo Electron Ltd.(a)(m)	337,922	5,947,427

TriQuint Semiconductor, Inc.(a)(b)(m)	218,512	4,515,551

Total		11,871,395

Software 3.2%

BMC Software, Inc.(c)(d)	87,797	8,648

MICROS Systems, Inc.(b)	61,800	4,200,546

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Microsoft Corp.	149,410	6,787,696

Oracle Corp.	124,553	5,172,686

TIBCO Software, Inc.(a)(b)(m)	411,509	8,575,848

Total		24,745,424

Technology Hardware, Storage & Peripherals 1.7%

Apple, Inc.(m)	101,724	10,426,710

Silicon Graphics International Corp.(b)	266,513	2,611,827

Total		13,038,537

Total Information Technology		61,352,866

Materials 1.4%
Chemicals 0.8%

Mosaic Co. (The)	96,478	4,607,789

Rockwood Holdings, Inc.	15,904	1,287,906

Total		5,895,695

Metals & Mining 0.4%

Agnico Eagle Mines Ltd.	2,801	107,114

Osisko Gold Royalties Ltd.(b)	32,346	447,424

Yamana Gold, Inc.	305,027	2,592,730

Yamana Gold, Inc.	3,317	28,249

Total		3,175,517

Paper & Forest Products 0.2%

Domtar Corp.	44,128	1,645,533

Total Materials		10,716,745

Telecommunication Services 1.2%
Diversified Telecommunication Services 0.9%

CenturyLink, Inc.	12,504	512,539

HC2 Holdings, Inc.(b)	28,708	111,961

tw telecom, Inc.(a)(b)(m)	99,162	4,069,113

Verizon Communications, Inc.	48,228	2,402,719

Ziggo NV	4,545	216,183

Total		7,312,515

Wireless Telecommunication Services 0.3%

T-Mobile USA, Inc.(b)	62,580	1,882,406

Total Telecommunication Services		9,194,921

Utilities 0.8%
Electric Utilities 0.4%

Pepco Holdings, Inc.(a)(m)	117,424	3,236,205

Gas Utilities 0.2%

Atmos Energy Corp.(a)	18,799	950,478

Envestra Ltd.	92,226	114,105

Total		1,064,583

Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.2%

Integrys Energy Group, Inc.	26,868	1,824,069

Total Utilities		6,124,857

Total Common Stocks
(Cost: $310,031,025)		345,107,361

Convertible Preferred Stocks 0.1%
Consumer Staples 0.1%
Food Products 0.1%

Tyson Foods, Inc., 4.750%	19,888	999,969

Total Consumer Staples		999,969

Total Convertible Preferred Stocks
(Cost: $994,400)		999,969

Corporate Bonds & Notes(e) 7.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	2,199,000	2,383,166

Banking 0.5%
PNC Preferred Funding Trust I(a)(f)(g)(m)
03/29/49	1.453%	2,526,000	2,424,960

Wells Fargo Capital X(a)(m)
12/15/36	5.950%	1,700,000	1,734,000

Total			4,158,960

Brokerage/Asset Managers/Exchanges 0.2%
Nuveen Investments, Inc. Senior Unsecured(g)
10/15/20	9.500%	1,500,000	1,751,010

Cable and Satellite 0.6%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	1,615,000	1,693,651

Nara Cable Funding Ltd. Senior Secured(g)
12/01/18	8.875%	2,863,000	3,027,622

Total			4,721,273

Consumer Products 0.4%
American Achievement Corp. Secured(a)(g)(m)
04/15/16	10.875%	2,457,000	2,518,425
PC Nextco Holdings LLC/Finance, Inc. Senior Unsecured(g)
08/15/19	8.750%	683,000	701,782

Total			3,220,207

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	13

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Finance Companies 0.3%
Cash America International, Inc.
05/15/18	5.750%		1,896,000	1,971,840

Food and Beverage 0.3%
U.S Foods, Inc.
06/30/19	8.500%		2,418,000	2,577,588

Gaming 0.3%
ROC Finance LLC/Corp. Secured(g)
09/01/18	12.125%		2,017,000	2,173,318

Health Care 0.6%
Biomet, Inc.
10/01/20	6.500%		1,695,000	1,807,294

Medimpact Holdings, Inc. Senior Secured(g)
02/01/18	10.500%		2,354,000	2,539,377

Total				4,346,671

Independent Energy 1.0%
Endeavour International Corp. Senior Secured
03/01/18	12.000%		1,069,000	972,790

Forest Oil Corp.
06/15/19	7.250%		1,250,000	1,201,563

QR Energy LP/Finance Corp. LLC
08/01/20	9.250%		2,166,000	2,474,655

Sabine Oil & Gas LLC/Finance Corp.
02/15/17	9.750%		2,274,000	2,359,275

Southern Pacific Resource Corp. Secured(g)
01/25/18	8.750%	CAD	1,734,000	797,388

Total				7,805,671

Media and Entertainment 0.4%
LIN Television Corp.
04/15/18	8.375%		2,063,000	2,155,835

Reader’s Digest Association, Inc. (The) Senior Secured(c)(d)(h)
02/15/17	9.500%		837,000	251,100

Univision Communications, Inc.(g)
05/15/21	8.500%		467,000	512,533

Total				2,919,468

Metals 0.6%
Essar Steel Algoma, Inc.(g) Senior Secured
03/15/15	9.375%		1,682,000	1,682,000

Corporate Bonds & Notes(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Essar Steel Algoma, Inc.(g)(h) Senior Unsecured
06/15/15	9.875%	766,000	635,780

Prince Mineral Holding Corp.(g)
12/15/19	12.000%	1,888,000	2,114,560

Total			4,432,340

Other Financial Institutions 0.3%
Prospect Holding Co. LLC/Finance Co.(g)
10/01/18	10.250%	2,498,000	2,385,590

Pharmaceuticals —%
Savient Pharmaceuticals, Inc. Senior Secured(c)(d)(g)(h)(i)
05/09/19	3.000%	2,076,000	—

Property & Casualty 0.5%
Ambac Assurance Corp.(f)
08/28/39	0.000%	756,000	593,460

Ambac Assurance Corp.(g) Subordinated Notes
06/07/20	5.100%	2,510,000	2,873,950

Total			3,467,410

REITs 0.6%
NorthStar Realty Finance Corp.(a)(m)
09/30/14	3.000%	4,895,000	4,896,168

Supermarkets —%
Safeway, Inc. Senior Unsecured
08/15/17	6.350%	227,000	245,565

Technology 0.3%
Freescale Semiconductor, Inc.
08/01/20	10.750%	1,971,000	2,217,375

Wireless 0.3%
T-Mobile USA, Inc.
04/28/19	6.464%	2,213,000	2,307,053

Wirelines 0.2%
tw telecom holdings, Inc.
09/01/23	6.375%	1,550,000	1,751,500

Total Corporate Bonds & Notes
(Cost: $60,336,368)			59,732,173

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Convertible Bonds(e) 2.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Building Materials 0.1%
Aecon Group, Inc.
10/31/15	6.250%	CAD	585,000	574,293
Subordinated Notes
09/30/14	7.000%	CAD	371,000	342,573

Total				916,866

Lodging 0.3%
Morgans Hotel Group Co.
10/15/14	2.375%		2,353,000	2,335,352

Metals 0.4%
Primero Mining Corp. Senior Unsecured
03/31/16	6.500%		2,814,000	2,866,762

Oil Field Services 0.1%
Cal Dive International, Inc.
07/15/17	5.000%		870,000	557,344

Other Industry 0.2%
BPZ Resources, Inc. Senior Unsecured 10/01/17	8.500%		1,530,000	1,618,931

Other REIT 0.2%
Annaly Capital Management, Inc.
02/15/15	4.000%		1,682,000	1,791,330

Transportation Services 0.3%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%		2,378,000	2,370,569

Wireless 0.4%
Globalstar, Inc. Senior Unsecured 04/01/28	8.000%		500,739	3,340,555

Total Convertible Bonds
(Cost: $12,914,464)				15,797,709

Treasury Bills 9.4%
Issuer	Effective Yield	Principal Amount ($)		Value ($)
United States 9.4%
U.S. Treasury Bills
12/04/14	0.010%		8,950,000	8,949,713
01/29/15	0.020%		53,038,000	53,032,537

Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
02/05/15	0.030%	11,167,000	11,165,303

Total			73,147,553

Total Treasury Bills
(Cost: $73,139,218)			73,147,553

Exchange-Traded Notes —%
Issuer	Shares	Value ($)
Financials —%
iPath S&P 500 VIX Short Term ETN(b)	9,434	265,190

Total Financials		265,190

Total Exchange-Traded Notes
(Cost: $292,779)		265,190

Rights —%
Health Care —%
Biotechnology —%
Cubist Pharmaceuticals, Inc.(b)	187,926	17,374

Total Health Care		17,374

Total Rights
(Cost: $415,431)		17,374

Limited Partnerships 0.2%
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%

El Paso Pipeline Partners LP	12,139	504,497

Kinder Morgan Energy Partners LP	5,281	508,983

Kinder Morgan Management LLC(b)	5,159	504,137

Total		1,517,617

Total Energy		1,517,617

Total Limited Partnerships
(Cost: $1,466,790)		1,517,617

Options Purchased Calls —%
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Albemarle Corp.
	31	65.00	09/20/14	2,403

Athabasca Oil Sands Corp.
	398	8.00	10/18/14	17,387

CareFusion Corp.
	315	45.00	09/20/14	39,375

Medtronic, Inc.
	23	65.00	09/20/14	656

Peabody Energy Corp.
	52	16.50	09/05/14	130
	104	17.00	09/20/14	624

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	15

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Options Purchased Calls (continued)
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
tw telecom, Inc.
	45	40.00	09/20/14	6,862

Total Options Purchased Calls
(Cost: $94,735)				67,437

Options Purchased Puts 0.1%
AT&T, Inc.
	567	35.00	01/17/15	101,776

AbbVie, Inc.
	195	52.50	09/20/14	3,413
	4	52.50	01/17/15	840

Actavis PLC
	196	210.00	09/20/14	23,520

Albemarle Corp.
	31	55.00	09/20/14	388

Burger King Worldwide, Inc.
	6	32.00	01/17/15	2,310
	60	33.00	01/17/15	27,300
	6	30.00	01/17/15	1,455

Charter Communications Inc., Class A
	49	155.00	09/20/14	11,637
	60	135.00	09/20/14	2,700

Civeo Corp.
	407	22.50	09/20/14	7,122

Covidien PLC
	1	75.00	10/18/14	93
	29	77.50	10/18/14	3,842
	167	80.00	10/18/14	29,225
	20	80.00	11/22/14	5,500

Family Dollar Stores, Inc.
	37	72.50	10/18/14	185

General Motors Co.
	538	33.00	09/20/14	9,415

InterMune, Inc.
	27	60.00	10/03/14	473
	4	58.00	10/03/14	102
	78	40.00	10/18/14	819
	75	45.00	10/18/14	413
	18	50.00	10/18/14	342
	53	55.00	10/18/14	1,352
	3	60.00	10/18/14	90

International Rectifier Corp.
	33	35.00	10/18/14	330

Ishares 7-10 Year Treasury B
	30	101.00	12/20/14	1,050

Juniper Networks, Inc.
	985	21.00	10/18/14	16,745

Kinder Morgan, Inc.
	179	50.00	01/17/15	193,320

Kodiak Oil & Gas Corp.
	283	14.00	09/20/14	2,830

Medtronic, Inc.
	374	60.00	09/20/14	3,179

Options Purchased Puts (continued)
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Mylan, Inc.
	569	45.00	10/18/14	27,596

Outerwall, Inc.
	469	55.00	10/18/14	59,797

PetSmart, Inc.
	186	65.00	09/20/14	2,790

Rackspace Hosting, Inc.
	278	28.00	09/20/14	3,475

SPDR S&P 500 ETF Trust
	24	192.00	09/20/14	876
	24	196.00	09/20/14	1,848
	190	190.00	10/18/14	19,665
	185	195.00	10/18/14	33,762

Shire PLC, ADR
	88	205.00	10/18/14	24,640

Shire PLC
	15	215.00	10/18/14	6,825

Shutterfly, Inc.
	202	45.00	09/20/14	5,050

Sirius XM Holdings, Inc.
	607	3.00	01/17/15	2,428

T-Mobile USA. Inc.
	380	29.00	09/20/14	22,800

Tyson Foods, Inc., Class A
	278	35.00	10/18/14	9,035

Viacom, Inc., Class B
	3	82.50	09/20/14	683
	277	77.50	09/20/14	9,002

Weatherford International, Inc.
	743	21.00	10/18/14	17,832

iShares Russell 2000 Growth ETF
	185	127.00	09/20/14	4,625

Total Options Purchased Puts
(Cost: $1,664,553)				704,495

Money Market Funds 30.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.100%(j)(k)(l)	235,765,378	235,765,378

JPMorgan Prime Money Market Fund, 0.010%(k)(m)	3,741,321	3,741,321

Total Money Market Funds
(Cost: $239,506,699)		239,506,699

Total Investments
(Cost: $700,856,462)		736,863,577

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Investments Sold Short (12.8)%
Common Stocks (9.0)%
Issuer	Shares	Value ($)
Consumer Discretionary (2.3)%
Automobiles (0.1)%

Ford Motor Co.	(19,002)	(330,825)

Hotels, Restaurants & Leisure (0.3)%

Buffalo Wild Wings, Inc.(b)	(16,937)	(2,502,442)

Media (0.6)%

Comcast Corp., Class A	(76,744)	(4,200,199)

Liberty Global PLC, Class A(b)	(1,037)	(45,286)

Liberty Global PLC, Class C(b)	(2,559)	(107,299)

Total		(4,352,784)

Multiline Retail (0.4)%

J.C. Penney Co., Inc.(b)	(289,017)	(3,121,383)

Specialty Retail (0.9)%

Abercrombie & Fitch Co., Class A	(106)	(4,431)

American Eagle Outfitters, Inc.	(503)	(7,082)

Gap, Inc. (The)	(155)	(7,153)

Guess?, Inc.	(299)	(7,009)

Lowe’s Companies, Inc.	(59,358)	(3,116,889)

Tiffany & Co.	(40,264)	(4,064,248)

Urban Outfitters, Inc.(b)	(195)	(7,759)

Total		(7,214,571)

Total Consumer Discretionary		(17,522,005)

Consumer Staples (1.0)%
Food & Staples Retailing (0.5)%

Sprouts Farmers Market, Inc.(b)	(40,779)	(1,261,702)

SYSCO Corp.	(74,097)	(2,803,090)

Total		(4,064,792)

Food Products —%

Tyson Foods, Inc., Class A	(4,972)	(189,234)

Household Products (0.3)%

Procter & Gamble Co. (The)	(26,524)	(2,204,410)

Tobacco (0.2)%

Altria Group, Inc.	(7,923)	(341,323)

British American Tobacco, ADR	(2,770)	(328,023)

Philip Morris International	(3,914)	(334,960)

Total		(1,004,306)

Total Consumer Staples		(7,462,742)

Energy (0.5)%
Energy Equipment & Services (0.3)%

Amec PLC	(82,327)	(1,537,596)

Atwood Oceanics, Inc.(b)	(1,492)	(73,720)

Common Stocks (continued)
Issuer	Shares	Value ($)
Diamond Offshore Drilling	(4,801)	(210,956)

Ensco PLC, Class A	(4,618)	(233,117)

Hercules Offshore, Inc.(b)	(23,779)	(80,135)

Rowan Companies PLC, Class A	(2,213)	(67,098)

Seadrill Ltd.	(1,770)	(65,932)

Total		(2,268,554)

Oil, Gas & Consumable Fuels (0.2)%

BPZ Resources, Inc.(b)	(171,840)	(421,008)

Endeavour International Corp.	(15,721)	(14,039)

Kinder Morgan, Inc.	(35,845)	(1,443,120)

Total		(1,878,167)

Total Energy		(4,146,721)

Financials (0.9)%
Banks (0.1)%

M&T Bank Corp.	(4,372)	(540,510)

Insurance (0.1)%

Genworth Financial Inc., Class A(b)	(15,200)	(215,688)

Helvetia Holding AG	(840)	(417,690)

Total		(633,378)

Real Estate Investment Trusts (REITs) (0.7)%

Annaly Capital Management, Inc.	(69,111)	(822,421)

Regency Centers Corp.	(38,000)	(2,171,320)

Ventas, Inc.	(48,155)	(3,167,636)

Total		(6,161,377)

Total Financials		(7,335,265)

Health Care (0.4)%
Health Care Equipment & Supplies (0.2)%

Medtronic, Inc.	(25,813)	(1,648,160)

Pharmaceuticals (0.2)%

AbbVie, Inc.	(25,257)	(1,396,207)

Mallinckrodt PLC(b)	(2,099)	(171,047)

Total		(1,567,254)

Total Health Care		(3,215,414)

Industrials (1.0)%
Aerospace & Defense (0.6)%

Boeing Co. (The)	(25,044)	(3,175,579)

General Dynamics Corp.	(4,129)	(508,899)

Precision Castparts Corp.	(1,760)	(429,546)

Total		(4,114,024)

Construction & Engineering (0.2)%

AECOM Technology Corp.(b)	(39,933)	(1,511,065)

Aecon Group, Inc.	(7,940)	(120,929)

Total		(1,631,994)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	17

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors (0.2)%

Fastenal Co.	(13,138)	(594,889)

HD Supply Holdings, Inc.	(14,351)	(398,527)

WESCO International, Inc.(b)	(3,952)	(331,929)

WW Grainger, Inc.	(1,582)	(389,488)

Total		(1,714,833)

Total Industrials		(7,460,851)

Information Technology (2.0)%
IT Services (0.6)%

Accenture PLC, Class A	(21,931)	(1,777,727)

International Business Machines Corp.	(15,534)	(2,987,188)

Total		(4,764,915)

Semiconductors & Semiconductor Equipment (1.4)%

Applied Materials, Inc.	(274,553)	(6,343,547)

RF Micro Devices, Inc.(b)	(366,053)	(4,564,681)

Total		(10,908,228)

Total Information Technology		(15,673,143)

Materials (0.1)%
Chemicals (0.1)%

Albemarle Corp.	(7,591)	(482,636)

Metals & Mining —%

Agnico Eagle Mines Ltd.	(2,800)	(107,184)

Yamana Gold, Inc.	(3,400)	(28,900)

Total		(136,084)

Total Materials		(618,720)

Telecommunication Services (0.4)%
Diversified Telecommunication Services (0.4)%

AT&T, Inc.	(1,447)	(50,587)

Globalstar, Inc.(b)	(125,900)	(501,082)

Level 3 Communications, Inc.	(59,013)	(2,653,225)

Total		(3,204,894)

Total Telecommunication Services		(3,204,894)

Utilities (0.4)%
Electric Utilities (0.3)%

Exelon Corp.	(65,792)	(2,198,768)

Multi-Utilities (0.1)%

Wisconsin Energy Corp.	(28,157)	(1,276,357)

Total Utilities		(3,475,125)

Total Common Stocks
(Proceeds: $64,481,876)		(70,114,880)

Corporate Bonds & Notes (0.5)%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream (0.1)%
Kinder Morgan Energy Partners LP Senior Unsecured
09/01/22	3.950%	(726,000)	(738,886)

Wireless (0.4)%
SoftBank Corp.
04/15/20	4.500%	(766,000)	(779,405)

T-Mobile USA, Inc.
04/01/23	6.625%	(2,529,000)	(2,661,772)

Total			(3,441,177)

Total Corporate Bonds & Notes
(Proceeds: $4,216,206)			(4,180,063)

Exchange-Traded Funds (3.3)%
Issuer		Shares	Value ($)

Consumer Staples SPDR		(41,724)	(1,883,004)

Health Care Select Sector SPDR Fund		(40,835)	(2,607,723)

Ishares Nasdaq Biotechnology		(2,382)	(658,742)

Ishares Russell 2000 Growth ETF		(37,120)	(5,083,584)

Market Vectors Coal ETF		(32,462)	(628,140)

Market Vectors Oil Service ETF		(21,763)	(1,200,447)

SPDR Barclays High Yield Bond ETF		(48,293)	(1,997,881)

SPDR S&P 500 ETF Trust		(51,236)	(10,283,578)

SPDR S&P 500 Insurance ETF		(11,719)	(760,798)

iShares 7-10 Year Treasury Bond ETF		(1,246)	(130,705)

Total Exchange-Traded Funds
(Proceeds: $24,341,609)			(25,234,602)

Total Investments Sold Short
(Proceeds: $93,039,691)			(99,529,545)

Total Investments, Net of Investments Sold Short			637,334,032

Other Assets & Liabilities, Net			140,477,317

Net Assets			777,811,349

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2014

At August 31, 2014, securities totaling $3,045,077 were pledged as collateral to cover open forward foreign currency exchange contracts.

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Goldman, Sachs & Co.	09/16/2014	46,200	AUD	43,183	USD	74	—

Goldman, Sachs & Co.	09/16/2014	1,534,350	AUD	1,431,063	USD	—	(648)

Goldman, Sachs & Co.	09/16/2014	2,333,400	CAD	2,173,905	USD	28,496	—

Goldman, Sachs & Co.	09/16/2014	9,380,500	CAD	8,603,458	USD	—	(21,299)

Goldman, Sachs & Co.	09/16/2014	627,600	CHF	697,433	USD	13,730	—

Goldman, Sachs & Co.	09/16/2014	2,034,100	EUR	2,757,279	USD	84,381	—

Goldman, Sachs & Co.	09/16/2014	4,258,659	GBP	7,240,671	USD	171,377	—

Goldman, Sachs & Co.	09/16/2014	176,100	GBP	292,194	USD	—	(130)

Goldman, Sachs & Co.	09/16/2014	1,016,300	SEK	151,458	USD	6,054	—

Goldman, Sachs & Co.	09/16/2014	1,281,405	USD	1,374,400	AUD	1,055	—

Goldman, Sachs & Co.	09/16/2014	17,573	USD	18,800	AUD	—	(30)

Goldman, Sachs & Co.	09/16/2014	1,332,123	USD	1,452,300	CAD	3,171	—

Goldman, Sachs & Co.	09/16/2014	4,888,582	USD	5,241,100	CAD	—	(69,732)

Goldman, Sachs & Co.	09/16/2014	1,373,111	USD	1,020,800	EUR	—	(31,734)

Goldman, Sachs & Co.	09/16/2014	217,427	USD	131,200	GBP	362	—

Goldman, Sachs & Co.	09/16/2014	4,774,596	USD	2,809,900	GBP	—	(110,216)

Goldman, Sachs & Co.	09/16/2014	147,740	USD	1,016,300	SEK	—	(2,336)

Royal Bank of Scotland	09/17/2014	30,131,000	AUD	28,187,278	USD	73,844	—

Royal Bank of Scotland	09/17/2014	17,387,000	AUD	16,054,484	USD	—	(168,286)

Royal Bank of Scotland	09/17/2014	100,000	BRL	44,499	USD	8	—

Royal Bank of Scotland	09/17/2014	1,100,000	BRL	482,301	USD	—	(7,105)

Royal Bank of Scotland	09/17/2014	16,764,000	CAD	15,502,448	USD	89,400	—

Royal Bank of Scotland	09/17/2014	59,696,000	CAD	54,559,088	USD	—	(326,221)

Royal Bank of Scotland	09/17/2014	733,000	CHF	814,016	USD	15,481	—

Royal Bank of Scotland	09/17/2014	1,855,000,000	CLP	3,280,823	USD	123,656	—

Royal Bank of Scotland	09/17/2014	316,300,000	CZK	15,406,171	USD	419,744	—

Royal Bank of Scotland	09/17/2014	101,083,000	EUR	135,706,860	USD	2,878,512	—

Royal Bank of Scotland	09/17/2014	17,103,000	GBP	28,735,898	USD	345,465	—

Royal Bank of Scotland	09/17/2014	1,198,000	GBP	1,986,081	USD	—	(2,560)

Royal Bank of Scotland	09/17/2014	15,000	HKD	1,935	USD	—	(1)

Royal Bank of Scotland	09/17/2014	2,860,000,000	HUF	12,288,972	USD	359,165	—

Royal Bank of Scotland	09/17/2014	32,100,000,000	IDR	2,669,785	USD	—	(64,332)

Royal Bank of Scotland	09/17/2014	33,100,000	ILS	9,446,272	USD	185,331	—

Royal Bank of Scotland	09/17/2014	1,500,000	ILS	418,955	USD	—	(725)

Royal Bank of Scotland	09/17/2014	81,000,000	INR	1,334,223	USD	2,416	—

Royal Bank of Scotland	09/17/2014	373,000,000	INR	6,107,059	USD	—	(25,829)

Royal Bank of Scotland	09/17/2014	24,258,432,999	JPY	236,455,927	USD	3,277,393	—

Royal Bank of Scotland	09/17/2014	557,839,000	JPY	5,355,874	USD	—	(6,224)

Royal Bank of Scotland	09/17/2014	140,000,000	KRW	138,012	USD	115	—

Royal Bank of Scotland	09/17/2014	8,170,000,000	KRW	7,941,983	USD	—	(105,280)

Royal Bank of Scotland	09/17/2014	24,900,000	MXN	1,905,943	USD	3,593	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	19

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Forward Foreign Currency Exchange Contracts Open at August 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Royal Bank of Scotland	09/17/2014	227,900,000	MXN	17,197,588	USD	—	(213,873)

Royal Bank of Scotland	09/17/2014	3,090,000	MYR	952,129	USD	—	(25,244)

Royal Bank of Scotland	09/17/2014	503,571,000	NOK	82,100,918	USD	892,465	—

Royal Bank of Scotland	09/17/2014	91,374,000	NOK	14,542,528	USD	—	(192,913)

Royal Bank of Scotland	09/17/2014	78,980,000	NZD	66,825,883	USD	852,275	—

Royal Bank of Scotland	09/17/2014	4,501,000	NZD	3,752,184	USD	—	(7,593)

Royal Bank of Scotland	09/17/2014	189,200,000	PHP	4,303,274	USD	—	(32,696)

Royal Bank of Scotland	09/17/2014	29,500,000	PLN	9,425,246	USD	223,022	—

Royal Bank of Scotland	09/17/2014	569,000,000	RUB	15,706,481	USD	393,133	—

Royal Bank of Scotland	09/17/2014	447,632,000	SEK	66,856,911	USD	2,813,824	—

Royal Bank of Scotland	09/17/2014	680,000	SGD	544,451	USD	44	—

Royal Bank of Scotland	09/17/2014	4,520,000	SGD	3,612,607	USD	—	(6,103)

Royal Bank of Scotland	09/17/2014	2,400,000	TRY	1,107,318	USD	320	—

Royal Bank of Scotland	09/17/2014	11,600,000	TRY	5,309,816	USD	—	(40,678)

Royal Bank of Scotland	09/17/2014	14,000,000	TWD	469,160	USD	399	—

Royal Bank of Scotland	09/17/2014	638,100,000	TWD	21,307,858	USD	—	(57,590)

Royal Bank of Scotland	09/17/2014	40,534,665	USD	43,832,000	AUD	362,352	—

Royal Bank of Scotland	09/17/2014	61,703,465	USD	65,856,000	AUD	—	(257,169)

Royal Bank of Scotland	09/17/2014	6,105,094	USD	14,120,000	BRL	177,086	—

Royal Bank of Scotland	09/17/2014	15,949,429	USD	17,381,000	CAD	30,897	—

Royal Bank of Scotland	09/17/2014	21,300,493	USD	22,862,000	CAD	—	(280,861)

Royal Bank of Scotland	09/17/2014	699,748	USD	628,000	CHF	—	(15,602)

Royal Bank of Scotland	09/17/2014	467,084	USD	260,000,000	CLP	—	(24,570)

Royal Bank of Scotland	09/17/2014	2,399,582	USD	4,560,000,000	COP	—	(29,514)

Royal Bank of Scotland	09/17/2014	943,493	USD	19,000,000	CZK	—	(43,266)

Royal Bank of Scotland	09/17/2014	116,941,589	USD	86,536,999	EUR	—	(3,227,447)

Royal Bank of Scotland	09/17/2014	169,123	USD	102,000	GBP	193	—

Royal Bank of Scotland	09/17/2014	79,956,314	USD	47,644,999	GBP	—	(867,141)

Royal Bank of Scotland	09/17/2014	190,968	USD	1,480,000	HKD	2	—

Royal Bank of Scotland	09/17/2014	3,769,285	USD	845,000,000	HUF	—	(244,570)

Royal Bank of Scotland	09/17/2014	1,282,737	USD	14,900,000,000	IDR	—	(13,630)

Royal Bank of Scotland	09/17/2014	9,177,692	USD	31,700,000	ILS	—	(308,450)

Royal Bank of Scotland	09/17/2014	1,697,812	USD	104,000,000	INR	12,163	—

Royal Bank of Scotland	09/17/2014	9,792,303	USD	589,800,000	INR	—	(94,774)

Royal Bank of Scotland	09/17/2014	101,824,775	USD	10,350,289,000	JPY	—	(2,335,032)

Royal Bank of Scotland	09/17/2014	25,206,578	USD	25,870,000,000	KRW	274,776	—

Royal Bank of Scotland	09/17/2014	138,211	USD	140,000,000	KRW	—	(315)

Royal Bank of Scotland	09/17/2014	1,839,357	USD	24,100,000	MXN	1,873	—

Royal Bank of Scotland	09/17/2014	11,381,415	USD	148,400,000	MXN	—	(43,722)

Royal Bank of Scotland	09/17/2014	4,851,946	USD	15,600,000	MYR	82,369	—

Royal Bank of Scotland	09/17/2014	7,016,078	USD	43,708,000	NOK	32,499	—

Royal Bank of Scotland	09/17/2014	57,365,521	USD	352,184,000	NOK	—	(570,513)

Royal Bank of Scotland	09/17/2014	9,622,197	USD	11,537,199	NZD	15,061	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Forward Foreign Currency Exchange Contracts Open at August 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Royal Bank of Scotland	09/17/2014	101,611,378	USD	119,150,801	NZD	—	(2,082,278)

Royal Bank of Scotland	09/17/2014	962,013	USD	42,000,000	PHP	517	—

Royal Bank of Scotland	09/17/2014	2,645,357	USD	115,000,000	PHP	—	(9,857)

Royal Bank of Scotland	09/17/2014	12,712,625	USD	38,800,000	PLN	—	(609,361)

Royal Bank of Scotland	09/17/2014	8,907,051	USD	314,900,000	RUB	—	(432,228)

Royal Bank of Scotland	09/17/2014	5,534,340	USD	37,550,000	SEK	—	(162,029)

Royal Bank of Scotland	09/17/2014	11,847,658	USD	14,830,000	SGD	25,233	—

Royal Bank of Scotland	09/17/2014	13,966,149	USD	17,380,000	SGD	—	(51,731)

Royal Bank of Scotland	09/17/2014	572,389	USD	1,242,206	TRY	578	—

Royal Bank of Scotland	09/17/2014	4,501,378	USD	9,627,794	TRY	—	(60,565)

Royal Bank of Scotland	09/17/2014	20,306,573	USD	608,000,000	TWD	51,042	—

Royal Bank of Scotland	09/17/2014	3,274,294	USD	35,400,000	ZAR	37,128	—

Royal Bank of Scotland	09/17/2014	3,362,063	USD	35,700,000	ZAR	—	(22,576)

Royal Bank of Scotland	09/17/2014	66,300,000	ZAR	6,100,008	USD	—	(101,897)

Royal Bank of Scotland	12/17/2014	200,000	BRL	86,667	USD	72	—

Royal Bank of Scotland	12/17/2014	15,936,000	EUR	21,044,095	USD	89,627	—

Royal Bank of Scotland	12/17/2014	2,300,000	ILS	646,411	USD	2,138	—

Royal Bank of Scotland	12/17/2014	20,000,000	KRW	19,585	USD	—	(38)

Royal Bank of Scotland	12/17/2014	2,800,000	PLN	870,915	USD	1,918	—

Royal Bank of Scotland	12/17/2014	4,400,000	PLN	1,365,562	USD	—	(3)

Royal Bank of Scotland	12/17/2014	1,307,000	SEK	187,433	USD	471	—

Royal Bank of Scotland	12/17/2014	240,000	SGD	192,144	USD	—	(2)

Royal Bank of Scotland	12/17/2014	2,486,565	USD	2,678,000	AUD	—	(3,791)

Royal Bank of Scotland	12/17/2014	18,293,822	USD	19,899,000	CAD	—	(38,043)

Royal Bank of Scotland	12/17/2014	1,809,265	USD	38,000,000	CZK	—	(7,029)

Royal Bank of Scotland	12/17/2014	41,752	USD	10,000,000	HUF	—	(174)

Royal Bank of Scotland	12/17/2014	1,151,343	USD	13,700,000,000	IDR	—	(4,461)

Royal Bank of Scotland	12/17/2014	5,407,459	USD	561,193,000	JPY	—	(9,336)

Royal Bank of Scotland	12/17/2014	2,192,882	USD	28,900,000	MXN	2,364	—

Royal Bank of Scotland	12/17/2014	10,886,201	USD	67,480,000	NOK	—	(40,675)

Royal Bank of Scotland	12/17/2014	748,274	USD	28,000,000	RUB	—	(11,863)

Royal Bank of Scotland	12/17/2014	722,258	USD	1,600,000	TRY	1,147	—

Royal Bank of Scotland	12/17/2014	1,041,732	USD	2,300,000	TRY	—	(1,837)

Royal Bank of Scotland	12/17/2014	1,376,567	USD	41,000,000	TWD	159	—

Royal Bank of Scotland	12/17/2014	1,242,522	USD	37,000,000	TWD	—	(111)

Royal Bank of Scotland	12/17/2014	1,526,978	USD	16,500,000	ZAR	—	(7,191)

Total						14,459,970	(13,533,030)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	21

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Futures Contracts Outstanding at August 31, 2014

At August 31, 2014, cash totaling $15,515,414 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB	365	JPY	51,291,893	09/2014	255,628	—
3MO EURO EURIBOR	80	EUR	26,243,522	12/2014	3,401	—
3MO EURO EURIBOR	150	EUR	49,213,995	03/2015	22,231	—
3MO EURO EURIBOR	194	EUR	63,650,100	06/2015	43,361	—
3MO EURO EURIBOR	256	EUR	83,983,476	09/2015	88,873	—
3MO EURO EURIBOR	258	EUR	84,622,647	12/2015	172,128	—
3MO EURO EURIBOR	259	EUR	84,929,373	03/2016	237,047	—
3MO EURO EURIBOR	262	EUR	85,891,595	06/2016	131,568	—
3MO EURO SWISS FRANC	(91)	CHF	(24,793,176)	12/2014	—	(3,348)
3MO EURO SWISS FRANC	(43)	CHF	(11,717,798)	03/2015	—	(3,875)
90 DAY STERLING	(4)	GBP	(824,265)	12/2014	—	(658)
90 DAY STERLING	2	GBP	411,406	03/2015	61	—
90 DAY STERLING	14	GBP	2,874,322	06/2015	648	—
90 DAY STERLING	20	GBP	4,098,082	09/2015	610	—
90DAY EURO$	71	USD	17,482,863	06/2016	—	(6,335)
90DAY STERLING	16	GBP	3,272,323	12/2015	487	—
90DAY STERLING	31	GBP	6,329,190	03/2016	1,540	—
90DAY STERLING	49	GBP	9,987,425	06/2016	2,100	—
AMSTERDAM IDX	64	EUR	6,947,747	09/2014	134,641	—
AUST 10YR BOND	142	AUD	16,310,025	09/2014	348,188	—
AUST 3YR BOND	395	AUD	40,454,898	09/2014	117,917	—
BANK ACCEPT	(122)	CAD	(27,689,276)	12/2014	3,407	—
BANK ACCEPT	(27)	CAD	(6,126,713)	03/2015	617	—
BRENT CRUDE	(67)	USD	(6,913,730)	09/2014	27,027	—
CAC40 10 EURO	29	EUR	1,668,979	09/2014	—	(814)
CAN 10YR BOND	177	CAD	22,355,753	12/2014	152,952	—
COCOA	54	USD	1,743,660	12/2014	24,114	—
COCOA - LI	25	GBP	837,131	12/2014	18,969	—
COFFEE ‘C’	15	USD	1,131,750	12/2014	31,051	—
COPPER	(3)	USD	(237,038)	12/2014	4,362	—
CORN	(196)	USD	(3,574,550)	12/2014	46,434	—
COTTON NO.2	(74)	USD	(2,463,090)	12/2014	384,400	—
DAX INDEX	3	EUR	930,326	09/2014	—	(8,148)
DJIA MINI e-CBOT	175	USD	14,949,375	09/2014	191,310	—
EURO BUXL 30YR BOND	53	EUR	10,145,060	09/2014	903,533	—
EURO STOXX 50	85	EUR	3,534,854	09/2014	—	(5,784)
EURO$ 90 DAY	(3)	USD	(748,088)	12/2014	—	(42)
EURO$ 90 DAY	5	USD	1,245,563	03/2015	—	(299)
EURO$ 90 DAY	(17)	USD	(4,227,050)	06/2015	—	(571)
EURO$ 90 DAY	(40)	USD	(9,923,500)	09/2015	—	(1,650)
EURO$ 90 DAY	(12)	USD	(2,970,150)	12/2015	—	(683)
EURO$ 90 DAY	25	USD	6,172,499	03/2016	—	(4,549)
EURO-BOBL	234	EUR	39,733,610	09/2014	435,210	—
EURO-BUND	89	EUR	17,721,322	09/2014	771,190	—
EURO-SCHATZ	94	EUR	13,683,816	09/2014	8,091	—
FTSE 100 INDEX	72	GBP	8,129,890	09/2014	25,570	—
FTSE/JSE TOP 40	85	ZAR	3,632,697	09/2014	—	(30,737)
FTSE/MIB INDEX	1	EUR	134,266	09/2014	—	(1,893)
GAS OIL (ICE)	(122)	USD	(10,595,700)	10/2014	14,733	—
GASOLINE RBOB	(34)	USD	(3,745,501)	09/2014	—	(45,067)
H-SHARES IDX	38	HKD	2,683,028	09/2014	—	(37,635)
IBEX 35 INDEX	18	EUR	2,530,360	09/2014	76,490	—
KC HRW WHEAT	(16)	USD	(514,200)	12/2014	11,374	—
KOSPI2 INX	18	KRW	2,357,513	09/2014	—	(34,121)
LEAN HOGS	(23)	USD	(902,750)	10/2014	—	(14,159)
LME NICKEL	4	USD	449,664	09/2014	—	(11,144)
LME ZINC	31	USD	1,823,769	09/2014	153,251	—
LONG GILT	105	GBP	19,791,817	12/2014	88,865	—
MSCI SING IX ETS	63	SGD	3,807,085	09/2014	—	(22,070)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

22	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Futures Contracts Outstanding at August 31, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
MSCI TAIWAN INDEX	108	USD	3,717,360	09/2014	14,152	—
NASDAQ 100 E-MINI	195	USD	15,919,800	09/2014	937,270	—
NATURAL GAS	(21)	USD	(853,650)	09/2014	—	(30,280)
NY Harb ULSD	(54)	USD	(6,486,707)	09/2014	29,810	—
RUSSELL 2000 EMINI ICE	87	USD	10,208,580	09/2014	131,686	—
S&P MID 400 EMINI	91	USD	13,077,610	09/2014	256,069	—
S&P/TSE 60 INDEX	114	CAD	18,815,819	09/2014	650,772	—
S&P500 EMINI	153	USD	15,310,710	09/2014	421,891	—
SGX CNX NIFTY	239	USD	3,839,535	09/2014	32,351	—
SOYBEAN	(35)	USD	(1,792,438)	11/2014	80,675	—
SOYBEAN OIL	(62)	USD	(1,195,608)	12/2014	168,346	—
SPI 200	123	AUD	16,125,699	09/2014	334,997	—
SUGAR #11 (WORLD)	(697)	USD	(12,092,114)	09/2014	1,092,655	—
TOPIX INDEX	72	JPY	8,830,026	09/2014	114,475	—
US 10YR NOTE	198	USD	24,904,688	12/2014	53,020	—
US 5YR NOTE	223	USD	26,500,414	12/2014	62,486	—
US LONG BOND	112	USD	15,690,500	12/2014	110,672	—
WHEAT (CBT)	(44)	USD	(1,239,700)	12/2014	14,974	—
WTI CRUDE	(38)	USD	(3,646,480)	09/2014	901	—

Total					9,440,581	(263,862)

Open Options Contracts Written at August 31, 2014

At August 31, 2014, securities totaling $9,200,190 were pledged as collateral to cover open options contracts written.

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
AbbVie, Inc.	Call	185	55.00	12,655	09/2014	19,887

Albemarle Corp.	Put	31	60.00	4,107	09/2014	853

Apple, Inc.	Call	459	95.00	185,933	10/2014	391,297

Chiquita Brands International, Inc.	Call	188	14.00	3,642	11/2014	12,690

CONSOL Energy, Inc.	Call	20	41.00	841	09/2014	1,070

CONSOL Energy, Inc.	Call	20	40.00	1,585	09/2014	2,010

Covidien PLC	Call	167	87.50	16,106	09/2014	14,612

DIRECTV	Call	6	85.00	747	09/2014	1,167

Family Dollar Stores, Inc.	Put	31	75.00	4,627	09/2014	543

Family Dollar Stores, Inc.	Call	1	77.50	199	09/2014	248

Family Dollar Stores, Inc.	Put	2	75.00	214	10/2014	30

Family Dollar Stores, Inc.	Call	2	77.50	273	10/2014	530

Family Dollar Stores, Inc.	Call	122	80.00	11,677	10/2014	13,115

General Motors Co.	Call	49	35.00	2,028	09/2014	1,862

General Motors Co.	Call	49	34.00	3,884	09/2014	4,557

Genworth Financial, Inc., Class A	Call	19	14.00	347	09/2014	532

International Rectifier Corp.	Call	8	40.00	47	09/2014	20

Juniper Networks, Inc.	Call	197	24.00	8,807	09/2014	2,659

Kinder Morgan, Inc.	Call	179	50.00	1,642	01/2015	1,701

Level 3 Communications, Inc.	Call	68	44.00	6,221	09/2014	10,540

Level 3 Communications, Inc.	Call	16	45.00	640	09/2014	1,560

Level 3 Communications, Inc.	Call	20	43.00	2,335	09/2014	4,550

Manitowoc Company, Inc. (The)	Call	55	28.00	6,291	09/2014	9,212

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	23

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Open Options Contracts Written at August 31, 2014 (continued)

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
Manitowoc Company, Inc. (The)	Call	73	29.00	4,884	09/2014	7,117

Manitowoc Company, Inc. (The)	Call	25	30.00	1,140	09/2014	1,250

Manitowoc Company, Inc. (The)	Put	164	26.00	18,788	09/2014	820

Manitowoc Company, Inc. (The)	Put	106	25.00	7,872	09/2014	530

Manitowoc Company, Inc. (The)	Put	19	27.00	3,026	09/2014	238

Medtronic, Inc.	Put	23	62.50	1,357	09/2014	633

Mylan, Inc.	Call	47	46.00	5,946	09/2014	12,666

Mylan, Inc.	Call	59	45.00	10,247	09/2014	20,945

Mylan, Inc.	Call	19	47.00	1,886	09/2014	3,857

Peabody Energy Corp.	Put	17	16.00	276	09/2014	451

Peabody Energy Corp.	Put	17	16.00	2,958	09/2014	612

Peabody Energy Corp.	Put	104	16.00	395	09/2014	4,472

Shire PLC, ADR	Call	33	250.00	10,646	09/2014	11,220

Shire PLC, ADR	Call	13	255.00	7,452	10/2014	8,190

Sirius XM Holdings, Inc.	Call	607	4.00	10,904	01/2015	3,946

TIBCO Software, Inc.	Call	102	21.00	17,102	11/2014	13,260

Time Warner, Inc.	Call	46	77.50	4,796	09/2014	5,773

WellCare Health Plans, Inc.	Call	25	60.00	7,481	09/2014	13,500

Wisconsin Energy Corp.	Call	23	45.00	927	10/2014	2,587

Total				392,931		607,312

Total Return Swap Contracts Outstanding at August 31, 2014

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	Total return on BHP Billiton Ltd.	Floating rate based on 1-month USD LIBOR plus 0.50%	6/24/2015	USD	371,259	—	(15,259)

Goldman Sachs	Floating rate based on 1-month USD LIBOR minus 0.40%	Total return on BHP Billiton PLC	6/24/2015	USD	338,323	25,478	—

Goldman Sachs	Floating rate based on 1-month USD LIBOR minus 0.40%	Total return on BHP Billiton PLC	7/3/2015	USD	711,926	53,614	—

Goldman Sachs	Total return on BHP Billiton Ltd.	Floating rate based on 1-month USD LIBOR plus 0.50%	7/3/2015	USD	718,041	—	(29,512)

Goldman Sachs	Total return on Imperial Tobacco Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	7/15/2015	GBP	1,067,145	37,249	—

Goldman Sachs	Total return on Imperial Tobacco Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	7/16/2015	GBP	2,108	74	—

Goldman Sachs	Total return on ITV PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.35%	7/25/2015	GBP	180,008	3,377	—

Goldman Sachs	Total return on ITV PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.35%	7/29/2015	GBP	35,441	665	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

24	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Total Return Swap Contracts Outstanding at August 31, 2014 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	Total return on ITV PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.35%	7/30/2015	GBP	78,511	1,473	—

Goldman Sachs	Total return on Imperial Tobacco Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	7/31/2015	GBP	36,723	1,012	—

Goldman Sachs	Total return on Imperial Tobacco Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	8/1/2015	GBP	54,721	2,428	—

Goldman Sachs	Floating rate based on 1-month EUR LIBOR-BBA minus 0.40%	Total return on ProSiebenSat.1 Media AG	8/4/2015	EUR	17,792	357	—

Goldman Sachs	Floating rate based on EONIA Index minus 0.45%	Total return on STXE 600 Tel EURO Pr	8/4/2015	EUR	89,993	—	(5,293)

Goldman Sachs	Floating rate based on 1-month EUR LIBOR-BBA minus 0.40%	Total return on RTL Group	8/4/2015	EUR	35,965	980	—

Goldman Sachs	Floating rate based on 1-month EUR LIBOR-BBA minus 0.40%	Total return on Television Francaise	8/4/2015	EUR	35,975	—	(2,388)

Goldman Sachs	Total return on ITV PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.35%	8/7/2015	GBP	34,677	3,250	—

Goldman Sachs	Total return on Imperial Tobacco Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	8/7/2015	GBP	68,561	5,318	—

Goldman Sachs	Total return on ILD FP	Floating rate based on 1-month EUR EURIBOR plus 0.45%	8/8/2015	EUR	429,949	—	(10,404)

Goldman Sachs	Total return on CSR PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	8/28/2015	GBP	19,814	3,328	—

Total						138,603	(62,856)

Total Return Swap Contracts on Futures at August 31, 2014

At August 31, 2014, securities and cash totaling $3,770,163 were pledged as collateral to cover open total return swap contracts on futures.

In addition, cash totaling $230,000 was received from broker as collateral to cover open total return swap contracts on futures.

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	EURO-BOBL	09/2014	EUR	10,527,709	141,692	—

Barclays	EURO-SCHATZ	09/2014	EUR	77,735,723	69,006	—

Barclays	GASOLINE RBOB	09/2014	USD	(1,432,103)	—	(2,020)

Barclays	JPN 10YR BOND (OSE)	09/2014	JPY	4,216,349	29,072	—

Barclays	SILVER	12/2014	USD	(194,920)	—	(180)

Barclays	US 2YR NOTE	12/2014	USD	62,209,314	47,036	—

Barclays	WTI CRUDE	09/2014	USD	(959,600)	9,400	—

Citibank	COCOA	12/2014	USD	1,227,020	26,250	—

Citibank	COCOA LI	12/2014	GBP	2,444,422	68,276	—

Citibank	COPPER	12/2014	USD	(158,025)	3,300	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	25

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Total Return Swap Contracts on Futures at August 31, 2014 (continued)

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Citibank	CORN	12/2014	USD	(5,525,963)	52,804	—

Citibank	COTTON NO.2	12/2014	USD	(1,497,825)	7,498	—

Citibank	GASOLINE RBOB	09/2014	USD	(2,974,369)	—	(27,947)

Citibank	GOLD 100 OZ	12/2014	USD	(4,505,900)	2,023	—

Citibank	KC HRW WHEAT	12/2014	USD	(674,888)	—	(2,766)

Citibank	LME PRI ALUM	09/2014	USD	1,352,976	37,226	—

Citibank	PLATINUM	10/2014	USD	(1,709,640)	—	(2,311)

Citibank	SILVER	12/2014	USD	(3,118,720)	—	(2,970)

Citibank	SOYBEAN	11/2014	USD	(3,533,663)	135,689	—

Citibank	SOYBEAN MEAL	12/2014	USD	1,437,870	—	(175,657)

Citibank	SOYBEAN OIL	12/2014	USD	(3,837,516)	789,402	—

Citibank	WHEAT (CBT)	12/2014	USD	(7,663,600)	—	(6,460)

Citibank	WTI CRUDE	09/2014	USD	(5,373,760)	—	(52,445)

J.P. Morgan	HANG SENG IDX	09/2014	HKD	14,013,483	—	(178,131)

J.P. Morgan	SWISS MKT IX	09/2014	CHF	8,090,866	24,498	—

Total					1,443,172	(450,887)

Notes to Consolidated Portfolio of Investments

(a)	This security, or a portion of this security, was pledged as collateral for securities sold short. At August 31, 2014, total securities pledged was $62,555,096.

(b)	Non-income producing.

(c)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2014 was $316,796, which represents 0.04% of net assets. Information concerning such security holdings at August 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Arthrocare Corp.	6/9/2014	—

BMC Software, Inc.	8/27/2014	—

Reader’s Digest Association, Inc. (The) Senior Secured 02/15/17 9.500%	5/16/2012	700,637

Savient Pharmaceuticals, Inc. Senior Secured 05/09/19 3.000%	12/12/2013 - 12/20/2013	—

Trius Therapeutics, Inc.	08/01/2013 - 08/08/2013	24,524

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2014, the value of these securities amounted to $316,796, which represents 0.04% of net assets.

(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(f)	Variable rate security.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the value of these securities amounted to $26,138,295 or 3.36% of net assets.

(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2014, the value of these securities amounted to $886,880, which represents 0.11% of net assets.

(i)	Negligible market value.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

26	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Notes to Consolidated Portfolio of Investments (continued)

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	167,785,255	980,306,502	(912,326,379)	235,765,378	205,436	235,765,378

(k)	The rate shown is the seven-day current annualized yield at August 31, 2014.

(l)	At August 31, 2014, cash or short-term securities were designated to cover open put and/or call options on futures written.

(m)	This security, or a portion of this security, has been pledged as collateral in connection with forward foreign currency exchange contracts, options contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Consolidated Portfolio of Investments.

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	US Dollar
ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	27

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

28	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	52,102,555	80,964	—		52,183,519

Consumer Staples	15,003,128	—	—		15,003,128

Energy	60,457,363	149,098	—		60,606,461

Financials	54,413,930	1,129,912	—		55,543,842

Health Care	34,363,609	901,447	57,048		35,322,104

Industrials	38,767,794	291,124	—		39,058,918

Information Technology	61,344,218	—	8,648		61,352,866

Materials	10,716,745	—	—		10,716,745

Telecommunication Services	8,978,738	216,183	—		9,194,921

Utilities	6,010,752	114,105	—		6,124,857

Common Stocks — Investments Sold Short

Consumer Discretionary	(17,522,005)	—	—		(17,522,005)

Consumer Staples	(7,462,742)	—	—		(7,462,742)

Energy	(2,609,125)	(1,537,596)	—		(4,146,721)

Financials	(6,917,575)	(417,690)	—		(7,335,265)

Health Care	(3,215,414)	—	—		(3,215,414)

Industrials	(7,460,851)	—	—		(7,460,851)

Information Technology	(15,673,143)	—	—		(15,673,143)

Materials	(618,720)	—	—		(618,720)

Telecommunication Services	(3,204,894)	—	—		(3,204,894)

Utilities	(3,475,125)	—	—		(3,475,125)

Convertible Preferred Stocks

Consumer Staples	—	999,969	—		999,969

Exchange-Traded Funds — Investments Sold Short	(25,234,602)	—	—		(25,234,602)

Rights

Health Care	17,374	—	—		17,374

Total Equity Securities	248,782,010	1,927,516	65,696		250,775,222

Bonds

Corporate Bonds & Notes

Media and Entertainment	—	2,668,368	251,100		2,919,468

Pharmaceuticals	—	—	0	(a)	0 (a)

Property & Casualty	—	2,873,950	593,460		3,467,410

All other industries	—	53,345,295	—		53,345,295

Corporate Bonds & Notes — Investments Sold Short	—	(4,180,063)	—		(4,180,063)

Convertible Bonds

Metals	—	—	2,866,762		2,866,762

All other industries	—	12,930,947	—		12,930,947

Total Bonds	—	67,638,497	3,711,322		71,349,819

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	29

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Treasury Bills	73,147,553	—	—	73,147,553

Total Short-Term Securities	73,147,553	—	—	73,147,553

Other

Exchange-Traded Notes	265,190	—	—	265,190

Limited Partnerships	1,517,617	—	—	1,517,617

Options Purchased Calls	67,437	—	—	67,437

Options Purchased Puts	704,495	—	—	704,495

Total Other	2,554,739	—	—	2,554,739

Mutual Funds

Money Market Funds	239,506,699	—	—	239,506,699

Total Mutual Funds	239,506,699	—	—	239,506,699

Investments in Securities	563,991,001	69,566,013	3,777,018	637,334,032

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	14,459,970	—	14,459,970

Futures Contracts	9,440,581	—	—	9,440,581

Swap Contracts	—	1,581,775	—	1,581,775

Liabilities

Forward Foreign Currency Exchange Contracts	—	(13,533,030)	—	(13,533,030)

Futures Contracts	(263,862)	—	—	(263,862)

Options Contracts Written	—	(607,312)	—	(607,312)

Swap Contracts	—	(513,743)	—	(513,743)

Total	573,167,720	70,953,673	3,777,018	647,898,411

(a)	Rounds to zero.

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stock and corporate bonds classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, observed yields on securities deemed comparable, the subscription price of the security, closing prices of similar securities from the issuer, and quoted bids from market participants. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain convertible bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

30	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	326,430	326,430	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	31

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Assets and Liabilities

August 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $465,091,084)	$501,098,199

Affiliated issuers (identified cost $235,765,378)	235,765,378

Total investments (identified cost $700,856,462)	736,863,577

Cash	4,808,010

Foreign currency (identified cost $1,951,252)	1,946,562

Cash collateral held at broker	113,357,253

Margin deposits	15,515,414

Unrealized appreciation on forward foreign currency exchange contracts	14,459,970

Unrealized appreciation on swap contracts	1,581,775

Receivable for:

Investments sold	6,704,215

Capital shares sold	1,797,645

Dividends	494,658

Interest	1,334,987

Reclaims	18,473

Variation margin	708,658

Due from broker	330,000

Prepaid expenses	8,335

Trustees’ deferred compensation plan	12,490

Total assets	899,942,022

Liabilities

Securities sold short, at value (proceeds $93,039,691)	99,529,545

Option contracts written, at value (premiums received $392,931)	607,312

Unrealized depreciation on forward foreign currency exchange contracts	13,533,030

Unrealized depreciation on swap contracts	513,743

Payable for:

Investments purchased	4,972,641

Capital shares purchased	1,944,585

Dividends and interest on securities sold short	217,987

Collateral and deposits	230,000

Variation margin	427,276

Investment management fees	21,333

Distribution and/or service fees	5,312

Transfer agent fees	53,643

Administration fees	1,662

Chief compliance officer expenses	68

Other expenses	60,046

Trustees’ deferred compensation plan	12,490

Total liabilities	122,130,673

Net assets applicable to outstanding capital stock	$777,811,349

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

32	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Assets and Liabilities (continued)

August 31, 2014

Represented by

Paid-in capital	$727,555,637

Excess of distributions over net investment income	(5,612,483)

Accumulated net realized gain	15,489,720

Unrealized appreciation (depreciation) on:

Investments	36,007,115

Foreign currency translations	(96,096)

Forward foreign currency exchange contracts	926,940

Futures contracts	9,176,719

Options contracts written	(214,381)

Securities sold short	(6,489,854)

Swap contracts	1,068,032

Total — representing net assets applicable to outstanding capital stock	$777,811,349

Class A

Net assets	$777,811,349

Shares outstanding	71,474,813

Net asset value per share	$10.88

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	33

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Operations

Year Ended August 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$6,522,715

Dividends — affiliated issuers	205,436

Interest	4,573,529

Foreign taxes withheld	(76,781)

Total income	11,224,899

Expenses:

Investment management fees	7,445,886

Distribution and/or service fees

Class A	1,851,667

Transfer agent fees

Class A	682,160

Administration fees	580,432

Compensation of board members	38,864

Custodian fees	103,840

Printing and postage fees	93,278

Registration fees	69,279

Professional fees	76,829

Dividends and interest on securities sold short	2,284,479

Chief compliance officer expenses	347

Other	21,370

Total expenses	13,248,431

Net investment loss	(2,023,532)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	37,230,998

Foreign currency translations	(84,600)

Forward foreign currency exchange contracts	(3,650,946)

Futures contracts	(667,990)

Options contracts written	1,376,271

Securities sold short	(13,095,883)

Swap contracts	(168,125)

Net realized gain	20,939,725

Net change in unrealized appreciation (depreciation) on:

Investments	19,386,049

Foreign currency translations	(74,812)

Forward foreign currency exchange contracts	2,160,157

Futures contracts	7,899,065

Options contracts written	548,399

Securities sold short	(4,211,412)

Swap contracts	(798,711)

Net change in unrealized appreciation (depreciation)	24,908,735

Net realized and unrealized gain	45,848,460

Net increase in net assets resulting from operations	$43,824,928

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

34	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013
Operations

Net investment income (loss)	$(2,023,532)	$934,120

Net realized gain	20,939,725	11,311,215

Net change in unrealized appreciation (depreciation)	24,908,735	15,260,102

Net increase in net assets resulting from operations	43,824,928	27,505,437

Distributions to shareholders

Net investment income

Class A	(9,075,353)	(3,992,195)

Net realized gains

Class A	(7,925,989)	(675,854)

Total distributions to shareholders	(17,001,342)	(4,668,049)

Increase (decrease) in net assets from capital stock activity	84,760,190	166,870,030

Total increase in net assets	111,583,776	189,707,418

Net assets at beginning of year	666,227,573	476,520,155

Net assets at end of year	$777,811,349	$666,227,573

Undistributed (excess of distributions over) net investment income	$(5,612,483)	$6,525,021

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	35

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	22,677,044	242,230,834	25,683,649	268,016,845

Distributions reinvested	1,590,350	17,000,842	460,342	4,667,867

Redemptions	(16,300,039)	(174,471,486)	(10,167,078)	(105,814,682)

Total net increase	7,967,355	84,760,190	15,976,913	166,870,030

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

36	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$10.49		$10.03		$10.00

Income from investment operations:

Net investment income (loss)	(0.03)		0.02		0.01

Net realized and unrealized gain	0.67		0.53		0.02

Total from investment operations	0.64		0.55		0.03

Less distributions to shareholders:

Net investment income	(0.13)		(0.08)		—

Net realized gains	(0.12)		(0.01)		—

Total distributions to shareholders	(0.25)		(0.09)		—

Net asset value, end of period	$10.88		$10.49		$10.03

Total return	6.15%		5.53%		0.30%

Ratios to average net assets(b)

Total gross expenses	1.79	%(c)	1.70	%(c)	1.73	%(c)(d)

Total net expenses(e)	1.79	%(c)	1.67	%(c)	1.63	%(c)(d)

Net investment income (loss)	(0.27%)		0.17%		0.31	%(d)

Supplemental data

Net assets, end of period (in thousands)	$777,811		$666,228		$476,520

Portfolio turnover	246%		239%		141%

Notes to Consolidated Financial Highlights

(a)	Based on operations from April 23, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.31%, 0.17% and 0.13% for the years ended August 31, 2014, 2013 and 2012, respectively.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014	37

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements

August 31, 2014

Note 1. Organization

Active Portfolios® Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. At August 31, 2014, the net assets of ASGM Offshore Fund, Ltd. were $245,240 or 0.03% of the Fund’s Consolidated net assets and the net assets of ASMF Offshore Fund, Ltd. were $62,616,972 or 8.05% of the Fund’s Consolidated net assets. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards

Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into

38	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between

Annual Report 2014	39

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a

40	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates and manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/decrease the Fund’s exposure to equity market risk and to increase return on investments, protect gains and facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended August 31, 2014 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at August 31, 2013	13,160,791	899,526	2,230	36,066
Opened	56,333	4,363,712	17,798	1,006,527
Closed	(13,165,057)	(1,754,719)	(1,655)	(187,236)
Expired	(24,696)	(1,085,653)	(13,171)	(543,176)
Exercised	(24,469)	(2,073,555)	(4,688)	(268,561)

Balance at August 31, 2014	2,902	349,311	514	43,620

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the

Annual Report 2014	41

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, enhance returns, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Cross-Currency Swap Transactions

The Fund entered into cross-currency swap transactions to gain or mitigate exposure on currency risk, to enhance returns and to hedge currency risk exposure. These instruments may be used for other purposes in future periods. Cross-currency swaps are agreements between two parties that involve the exchange of one currency for another currency with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties in the currency of the principal received based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swaps may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Cross-currency swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain cross-currency swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the cross-currency swap is terminated.

The risks of cross-currency swaps include the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, to obtain and manage long and short exposure to sovereign bonds, commodities and the Swiss Market Index, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

42	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate and to obtain long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. The Fund used total return swaps on futures contracts to obtain commodity and equity exposure. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference instruments. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference instruments. This risk may be offset if the Fund holds any of the underlying reference instruments. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Annual Report 2014	43

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	14,459,970	—	14,459,970	13,533,030	—	—	926,940
Over-the-Counter Swap Contracts(c)	1,581,775	—	1,581,775	360,110	230,000	—	991,665
Options Purchased Calls(d)	67,437	—	67,437	—	—	—	67,437
Options Purchased Puts(d)	704,495	—	704,495	—	—	—	704,495
Total	16,813,677	—	16,813,677	13,893,140	230,000	—	2,690,537

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount(f) ($)
				Financial Instruments(e) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	13,533,030	—	13,533,030	13,533,030	—	—	—
Over-the-Counter Swap Contracts(c)	513,743	—	513,743	360,110	—	153,633	—
Options Contracts Written	607,312	—	607,312	—	—	607,312	—
Total	14,654,085	—	14,654,085	13,893,140	—	760,945	—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d)	Purchased options are included within investments at value on the Consolidated Statement of Assets and Liabilities.

(e)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(f)	Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the

Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

44	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2014:

	Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	3,321,674	*
Equity risk	Investments at value- unaffiliated issuers (for purchased options)	770,882
Equity risk	Net assets — unrealized appreciation on swap contracts	163,101	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	14,459,970
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	5,446	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	4,010,385	*
Interest rate risk	Investments at value- unaffiliated issuers (for purchased options)	1,050
Interest rate risk	Net assets — unrealized appreciation on swap contracts	286,806	*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	2,103,076	*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	1,131,868	*
Total		26,254,258

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	141,202	*
Equity risk	Options contracts written, at value	607,312
Equity risk	Net assets — unrealized depreciation on swap contracts	240,987	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	13,533,030
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	14,787	*

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	7,223	*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	100,650	*
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	272,756	*
Total		14,917,947

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(3,508,335)	(417,640)	(682,170)	(4,608,145)

Credit risk	—	—	—	(573,015)	(573,015)

Equity risk	—	7,555,785	(500,200)	1,012,627	8,068,212

Foreign exchange risk	(3,650,946)	(3,222,719)	(913,167)	490,583	(7,296,249)

Interest rate risk	—	(1,492,721)	—	(416,150)	(1,908,871)

Total	(3,650,946)	(667,990)	(1,831,007)	(168,125)	(6,318,068)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	1,343,952	411,280	871,109	2,626,341

Credit risk	—	—	—	(480,827)	(480,827)

Equity risk	—	3,372,271	(1,189,501)	(22,810)	2,159,960

Foreign exchange risk	2,160,157	117,000	1,399,258	(1,667,152)	2,009,263

Interest rate risk	—	3,065,842	(772)	500,969	3,566,039

Total	2,160,157	7,899,065	620,265	(798,711)	9,880,776

Annual Report 2014	45

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	1,022,802,708
Futures contracts — Short	241,965,151

Derivative Instrument	Average market value ($)*
Options contracts — Purchased	450,233
Options contracts — Written	(733,289)

Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	15,310,407	(15,401,834)
Total return swap contracts	1,986,754	(784,000)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2014.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in “Dividends and interest on securities sold short” in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

The following table presents the Fund’s gross and net amount of liabilities available for offset under a netting arrangement for short sales as well as the related collateral pledged by the Fund as of August 31, 2014:

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Securities Borrowed	99,529,545	—	99,529,545	—	99,529,545	—	—

(a)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount due to counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been

46	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.02% to 0.90% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 1.01% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC, Wasatch Advisors, Inc. and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets. Prior to November 25, 2013, Eaton Vance Management (Eaton Vance) also served as subadviser of the Fund. The Investment Manager compensated Eaton Vance through November 25, 2013 to manage a portion of the investment of the Fund’s assets.

Annual Report 2014	47

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.08% of the Fund’s average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets for Class A shares was 0.09%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through December 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.50% of Class A shares’ average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

48	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, net operating loss reclassification, non-deductible expenses, passive foreign investment company (PFIC) holdings, adjustments on certain convertible preferred securities, swap mark to market, derivative investments, tax straddles, investments in commodity subsidiaries, and constructive sales of appreciated financial positions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(1,038,619)
Accumulated net realized gain	(407,506)
Paid-in capital	1,446,125

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2014 ($)	Year Ended August 31, 2013 ($)
Ordinary income	14,428,181	4,353,912
Long-term capital gains	2,573,161	314,137
Total	17,001,342	4,668,049

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$17,817,607
Undistributed long-term capital gains	15,763,370
Net unrealized appreciation	26,500,309

At August 31, 2014, the cost of investments for federal income tax purposes was $716,459,964 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$39,969,936
Unrealized depreciation	(13,469,627)
Net unrealized appreciation	26,500,309

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $1,225,647,681 and $1,233,865,810, respectively, for the year ended August 31, 2014, of which $20,112,098 and $0, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends—affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2014	49

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, when the Fund uses the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

50	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2014

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	51

Active Portfolios® Multi-Manager Alternative Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Alternative Strategies Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Active Portfolios® Multi-Manager Alternative Strategies Fund (the “Fund”, a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 24, 2014

52	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	25.37%
Dividends Received Deduction	20.17%
Capital Gain Dividend	$18,235,626

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014	53

Active Portfolios® Multi-Manager Alternative Strategies Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None
John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

54	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Trustees and Officers (continued)

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.

Annual Report 2014	55

Active Portfolios® Multi-Manager Alternative Strategies Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

56	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements

On June 11, 2014, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) and the Subadvisory Agreements (the “Subadvisory Agreements”) between the Investment Manager and AQR Capital Management, LLC, Wasatch Advisors, Inc. and Water Island Capital, LLC (the “Subadvisers”) with respect to Active Portfolios® Multi-Manager Alternative Strategies Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement and the Subadvisory Agreements (collectively, the “Agreements”).

In connection with their deliberations regarding the continuation of the Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Agreements. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Agreements for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.50%;

•	The terms and conditions of the Agreements;

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014	57

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. The Committee and the Board also noted that the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors each code of ethics and compliance program.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending approval of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund’s performance was in the fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.

The Committee and the Board noted that the Fund serves as an underlying fund in a fund-of-funds structure, and considered the percentage of each fund-of-funds that was expected to be invested in funds advised solely by the Investment Manager.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other consideration, to warrant the continuation of the Agreements.

58	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund’s actual management fee and net expense ratio are ranked in the fourth and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the investment manager for purposes of expense comparison. The Committee and the Board also considered the fees that each Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to each Subadviser thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2014	59

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements.

60	Annual Report 2014

Active Portfolios® Multi-Manager Alternative Strategies Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2014	61

Active Portfolios® Multi-Manager Alternative Strategies Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN100_08_D01_(10/14)

Annual Report August 31, 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Performance Overview

Performance Summary

>	Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund) Class A shares returned 14.28% for the 12-month period that ended August 31, 2014.

>	The Fund underperformed its benchmark, the Russell 2000 Index, which returned 17.68% over the same period.

>	Individual stock selection among the Fund’s four managers generally accounted for the relative results.

Average Annual Total Returns (%) (for period ended August 31, 2014)
	Inception	1 Year	Life
Class A	04/20/12	14.28	17.45
Russell 2000 Index		17.68	19.00

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	3

Active Portfolios® Multi-Manager Small Cap Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Small Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance

Active Portfolios® Multi-Manager Small Cap Equity Fund is managed by three independent money management firms and by Columbia Management Investment Advisers, LLC (Columbia Management) and each invests a portion of the portfolio’s assets. As of August 31, 2014, Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM), EAM Investors, LLC (EAM), Conestoga Capital Advisors LLC (Conestoga) and Columbia Management managed approximately 25%, 25%, 23% and 27% of the portfolio, respectively.

For the 12-month period that ended August 31, 2014, the Fund’s Class A shares returned 14.28%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 17.68% over the same period. Individual stock selection among the Fund’s four managers generally accounted for the relative results.

Small-Cap Equity Markets Gained Ground

U.S. equity markets, including small-cap equities, delivered strong returns during the annual period despite a relentless onslaught of significant and wide-ranging challenges. It appeared that no dose of bad news was able to derail positive investor sentiment for more than a short time. Challenges included on-again/off-again fears of Federal Reserve quantitative easing tapering, a long and brutal winter that hurt retailers, mixed economic data that reflected disappointing, plodding growth, and multiple hot spots of geopolitical turmoil, especially Ukraine and the Middle East. U.S. equity markets truly climbed “a wall of worry” during the annual period, with upswings proving robust and resilient enough to overcome downdrafts, as many companies were able to post satisfactory results despite the overall low-growth economy. Unlike recent years similarly characterized by market-rattling macro concerns, the annual period ended August 31, 2014 saw investors mostly shrug off adverse big-picture headlines and focus instead on individual company fundamentals.

Individual Stock Selection Impacted Fund Performance Most

DGHM: Our portion of the Fund outperformed the benchmark, attributable primarily to effective individual stock selection overall. Stock selection proved most effective in the transportation, miscellaneous financials and basic materials industries. Detracting most from our portion of the Fund’s return was weak stock selection in the health care, banks and insurance industries.

The individual positions in our portion of the Fund’s portfolio that contributed most positively were on-shore North American land services company Pioneer Energy Services; low-cost point-to-point airline Spirit Airlines and network and application monitoring company NetScout Systems. We sold our portion of the Fund’s position in Pioneer Energy Services, as it had reached the upper end of its historical valuation range. Spirit Airlines, a new purchase for our portion of the Fund during the annual period, benefited from a strong airline cycle and market share gains due to its discounted pricing strategy. NetScout Systems reported strong earnings and improving demand from the telecommunication services sectors.

Individual positions that disappointed most during the annual period were Hanger, a provider of orthotic and prosthetic devices; Acxiom, an enterprise data, analytics and software-as-a-service company; and AVG Technology, a provider of internet and mobile security. We sold the position in Hanger due to deteriorating fundamentals, as its same-store sales turned negative and cash flow declined. Acxiom is in the process of being sold. AVG Technologies underperformed due to lower guidance for its third-party business.

Portfolio Management

Columbia Management Investment Advisers, LLC

Christian Stadlinger, PhD, CFA

Jarl Ginsberg, CFA, CAIA

Conestoga Capital Advisors, LLC

Robert Mitchell

Joseph Monahan

Dalton, Greiner, Hartman, Maher & Co., LLC

Bruce Geller, CFA

Jeffrey Baker, CFA

Peter Gulli, CFA

Edward Turville, CFA

EAM Investors, LLC

Montie Weisenberger

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2014	5

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

Top Ten Holdings (%) (at August 31, 2014)
Old Dominion Freight Line, Inc.	0.8
Helix Energy Solutions Group, Inc.	0.8
Clearwater Paper Corp.	0.8
Neogen Corp.	0.8
EMCOR Group, Inc.	0.8
Avista Corp.	0.8
Sun Hydraulics Corp.	0.8
Radian Group, Inc.	0.7
Balchem Corp.	0.7
American Equity Investment Life Holding Co.	0.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2014)
Common Stocks	97.2
Consumer Discretionary	11.4
Consumer Staples	0.8
Energy	7.8
Financials	19.7
Health Care	14.6
Industrials	13.9
Information Technology	19.7
Materials	6.7
Utilities	2.6
Money Market Funds	2.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

EAM: Our portion of the Fund underperformed the benchmark due primarily to adverse stock selection in technology, producer durables, utilities and financials. This was partially offset by positive stock selection in energy, consumer discretionary, health care and consumer staples. Additionally, sector allocation overall detracted due primarily to overweight positions in three segments that underperformed — consumer discretionary, technology and producer durables.

The biggest individual detractors from our portion of the Fund’s results during the annual period were specialty biopharmaceutical companies Omeros and Cytokinetics and consumer electronics and appliance retailer Conn’s. Omeros reported weak cash levels from its third quarter 2013 results, triggering questions about whether it had enough funding for its developmental pipeline of drugs. Cytokinetics did not achieve its objectives with its drug Tirasemtiv, for the treatment of ALS. Conn’s pre-released fourth quarter 2013 earnings were below expectations due to higher delinquencies in its credit business, and led to revised company guidance and analyst estimates. We sold our portion of the Fund’s position in Conn’s by the end of the annual period.

Positions in three pharmaceuticals companies were top contributors to our portion of the Fund’s results, namely Intercept Pharmaceuticals, Intermune and Pacira Pharmaceuticals. Intercept Pharmaceuticals delivered better than expected data in the liver fibrosis area. We sold the position after a large upward price move. Intermune effectively launched its drug Esbriet for serious pulmonary and hepatic diseases in the European Union and Canada. Roche acquired the company not long after Intermune’s positive U.S. Phase 3 study was released in the first quarter of 2014, showing the drug met its primary endpoints. We sold our portion of the Fund’s position in Intermune after the acquisition. Pacira Pharmaceuticals successfully launched its opioid-free, post-operative pain medication during the annual period. We trimmed our portion of the Fund’s position in Pacira Pharmaceuticals.

Conestoga: Our portion of the Fund underperformed the benchmark during the annual period due to weak stock selection as well as several market factors that acted as headwinds. For example, we believe our portion of the Fund was negatively impacted by conservative guidance and accelerated investments by companies in the portfolio; a lack of exposure to traditional biotechnology and pharmaceutical companies, which performed particularly strongly; mixed performance by high quality stocks; and outperformance by the larger market capitalization segment of small-cap stocks.

More specifically, stock selection and having an overweight allocation to information technology detracted from results in our portion of the Fund. Stock selection in health care and industrials also hurt. The only sector to contribute positively to our portion of the Fund’s relative results was financials, with both an underweight allocation and stock selection aiding results.

Positions in seismic data instruments manufacturer Geospace Technologies, business computer software developer PROS Holdings and e-commerce solutions provider SciQuest detracted most from our portion of the Fund’s results. Geospace Technologies suffered from the expiration of a fulfilled contract, which was not replaced with new orders of similar size, as well as the cancellation of another customer order. PROS Holdings produced reasonably good results but its stock suffered in the first quarter of 2014 from a change in revenue recognition accounting and a shift to outside systems implementers to deliver its software services. SciQuest announced disappointing 2014 guidance based on the deferral of some large customer contracts and slightly extended sales cycles.

6	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

The biggest individual contributors to our portion of the Fund’s results were FARO Technologies, a developer and manufacturer of specialty 3D imaging systems; Matador Resources, an oil and gas exploration and production company focused on the Eagle Ford and Permian Basins; and Sun Hydraulics, a cartridge valve and manifold manufacturer. FARO Technologies produced steady and solid revenue and earnings growth during the annual period. Matador Resources gained on strong results. Sun Hydraulics produced strong revenue and earnings growth.

Columbia Management: During the annual period, our portion of the Fund outperformed the broad benchmark index as well as the Russell 2000 Value Index, against which our portion of the Fund is managed. Stock selection was the primary driver of outperformance in our portion of the Fund, particularly in the industrials, consumer discretionary and materials sectors. Investments in machinery companies, metals and mining companies, insurance companies and paper and forest products companies proved especially beneficial. Only partially offsetting these positive contributors was stock selection in energy, utilities and telecommunication services, which detracted. Sector allocation overall had a neutral impact on our portion of the Fund’s results during the annual period, though having a position in cash during a rising U.S. equity market hurt somewhat.

From an individual holdings perspective, the top three positive contributors to our portion of the Fund’s results were semiconductor and solar energy technology manufacturer SunEdison, airline American Airlines Group and railcar manufacturing and leasing company Trinity Industries, each of which produced robust gains during the annual period. Shares of SunEdison posted a solid triple-digit return on successful solar project developments. American Airlines Group saw its shares soar double digits after the long-awaited closure of the merger with US Airways Group came to fruition late in 2013. Trinity Industries benefited from multiple positive catalysts, including higher demand for rail cars that accommodate increased oil and shale production shipments, a positive regulatory environment and attractive valuation.

The biggest individual detractors from our portion of the Fund’s results were Calix, a provider of broadband communications access systems; Nu Skin Enterprises, a personal care products direct selling company; and Wet Seal, a specialty apparel retailer — each of which posted negative returns during the annual period. Shares of Calix declined double digits on disappointing results and lowered guidance. A short-term reduction in customer spending in mid to small wireless companies impacted its revenue. By the end of the second quarter of 2014, we reduced our portion of the Fund’s weighting in the communications equipment industry. Nu Skin Enterprises saw its shares fall sharply in the first quarter of 2014 as the company dealt with regulatory issues in China related to its distribution structure. Its stock also was hurt by a weak earnings release and reductions in revenue projections late in the annual period. Wet Seal’s shares fell on negative same-store sales comparisons, and as a result, we exited the name in the first quarter of 2014.

Changes Driven by Bottom-Up Stock Selection

DGHM: As mentioned earlier, we initiated a position in our portion of the Fund during the annual period in Spirit Airlines, an ultra-low cost, point-to-point airline serving the leisure market in the U.S. and the Caribbean with a central base in Fort Lauderdale, Florida. The company currently has a fleet of 50 A320 variants that are all leased, with 200 daily flights. Spirit Airlines is the lowest cost airline in the U.S. and enjoys leading returns. This advantage derives from, among other factors, a young growth airline, high aircraft utilization, high load factors and seat density,

Investment Risks

Investments in small-cap companies involve greater risks and volatility than investments in larger, more established companies. Asset allocation does not assure a profit or protect against loss. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. The Fund also has potentially greater price volatility due to the fund’s concentration in a limited number of stocks. Securities of issuers in the technology, energy and natural resources industry may underperform other market sectors or the market as a whole and may have greater volatility than other types of investments. See the Fund’s prospectus for information on these and other risks associated with the Fund. The Fund should be considered part of an overall investment program, and not a complete investment program.

Annual Report 2014	7

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

ancillary revenues, common fleet type, point-to-point network, outsourcing non-essentials and direct distribution. We established a position in our portion of the Fund in Boise Cascade, a company engaged in the manufacture and sale of packaging and paper products. Boise is the eighth largest producer of container board and third largest producer of uncoated free sheet paper in the U.S. Boise has shifted focus toward the packaging sector given more attractive industry fundamentals and secular declines in the legacy paper business. We also believe its incremental containerboard capacity provides strong earnings growth potential given healthy industry fundamentals for containerboard. In addition to the sale of Pioneer Energy Services, already mentioned, we sold our portion of the Fund’s position in Papa John’s International, a franchisor of pizza delivery and carry out restaurants, as it reached our valuation target.

We do not engage in significant sector timing activities. Based on individual stock selection, our portion of the Fund was overweight relative to the benchmark in industrials and consumer cyclicals; underweight in financials, non-cyclicals and utilities; and relatively neutral to technology at the end of the annual period.

EAM: We initiated a Fund position in transportation equipment supplier Greenbrier on a news release that a key customer ordered an ocean-going oil/chemical barge, bringing focus back to the company’s weak but profitable marine business and its potential to raise margins. The same key customer subsequently ordered a second barge. Greenbrier also benefited from new railcar orders for covered hoppers and tank cars for frac sand related to the energy sector. We established a position in Spirit Airlines on increased traffic results and updated positive guidance.

We bought World Wrestling Entertainment in December 2013 based on the upcoming renewal of key content agreements with television carriers and the launching of a new subscription service. While the company’s stock appreciated considerably since the date of purchase, we sold the position in April 2014 based on an underwhelming number of subscribers to the newly launched channel on the heels of Wrestlemania XXX. We sold our portion of the Fund’s position in infrastructure software company Infoblox in November 2013 after the company reported decelerating revenues quarter over quarter and guided full year 2014 below consensus estimates.

Overall, we increased our portion of the Fund’s exposure relative to the benchmark in materials & processing and energy during the annual period. We decreased relative allocations to consumer discretionary and technology. As of August 31, 2014, our portion of the Fund was overweight relative to the benchmark in health care, technology, materials & processing and energy and underweight relative to the benchmark in financial services, utilities and consumer staples. Our portion of the Fund was rather neutrally weighted to the benchmark in producer durables and consumer discretionary at the end of the annual period.

Conestoga: Given our typical underweight to traditional biotechnology and pharmaceutical companies, it may be of interest that we added two stocks in these industries during the first quarter of 2014 — Ligand Pharmaceuticals and Repligan. Both of these companies met our fundamental, high quality investment criteria. Ligand Pharmaceuticals operates a business model within the biotechnology industry designed to reduce the inherent risks of the industry. The company specializes in identifying and developing early stage assets and then licensing them to a partner, who then bears the risk and costs of development and of creating a sales infrastructure, while Ligand Pharmaceuticals enjoys high margin royalty

8	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

revenues once a drug is commercialized. Repligan is a life sciences company that develops, manufactures and markets high value, consumable bio-processing products for life sciences companies and biopharmaceutical manufacturing companies worldwide. The company is the world leading manufacturer of both native and recombinant forms of Protein A, critical re-agents used in bio-manufacturing to separate and purify monoctonal antibodies, a type of biologic drug.

Our portion of the Fund experienced two takeovers that resulted in sales during the annual period. One was Accelrys, which was acquired by Dassault Systems. The other was Hittite Microwave, which received an acquisition offer from Analog Devices, and we subsequently exited the position. We sold FactSet Research Systems for market capitalization reasons as it appreciated toward mid capitalization levels, and we trimmed a number of other stocks as they rose to higher market capitalization levels.

During the annual period, we did not make any major changes in sector weightings. At the end of August 2014, our portion of the Fund was overweight relative to the benchmark in information technology, health care, industrials and energy; underweight in financials, consumer discretionary, utilities, materials and consumer staples; and relatively neutral in telecommunication services.

Columbia Management: Based on individual stock selection decisions, notable sector shifts in our portion of the Fund included adding to names in the materials sector while decreasing exposure to information technology. We followed our long-established process of investing in what we consider to be inexpensive companies where our research detects upward inflections in those companies’ fundamentals.

At the end of the annual period, our portion of the Fund was overweight relative to the Russell 2000 Value Index in materials, health care, information technology and energy. Our portion of the Fund was underweight relative to the Russell 2000 Value Index in financials, industrials, utilities, consumer staples and telecommunication services and was rather neutrally weighted to the Russell 2000 Value Index in consumer discretionary at the end of August 2014.

Looking Ahead

DGHM: We do not employ macroeconomic analysis in a conventional fashion. Each sector specialist includes a global perspective, featuring a risk/reward assessment, in his or her stock selection. With that understanding, our approach in light of the global macroeconomic issues has been to emphasize our focus on strength of balance sheet and to proceed with some caution by favoring high quality companies.

EAM: Going forward, we intend to continue to execute our disciplined, bottom-up investment process, which seeks to capitalize on companies benefiting from positive fundamental change, in a timely fashion. That said, we also intend to continue to position our portion of the Fund in securities with characteristics we believe may enable them to outperform their small cap peers over our typical investment horizon. Key characteristics we look for include: positive changes in relative price strength confirmed by above average volume; better than expected financial performance (i.e., positive financial surprise, positive estimate revision, increases in financial guidance, etc.); robust fundamental developments and strategies that may lead to future financial surprise and accelerating growth rates; and attractive relative valuations (i.e., trading at a discount to expected growth

Annual Report 2014	9

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

rates, historical multiples and/or peer multiples). We believe securities with these characteristics are best positioned to perform well, as stock price appreciation may be driven by rising financial performance and related expectations and/or valuation multiple expansion. (A valuation multiple expresses the market value of an asset relative to a key statistic such as earnings or cash flow.)

Conestoga: We draw upon our experiences of relative underperformance in years such as 2003 and 2006-7. As we did in past periods of underperformance, we remain focused on researching high quality companies with a long-term investment perspective. During the annual period, we crisscrossed the country to perform on-site due diligence meetings at the headquarters of 29 of the 48 companies in our portion of the Fund, as well as many potential new investments. All of the company management teams have been — and will continue to be — subjected to regular conversations, meetings and reviews by our portfolio management team. We continue to emphasize our fundamental research to identify stocks that we believe may contribute to a portfolio with attractive long-term capital appreciation, lower volatility and downside protection. At this time, we intend to maintain our portion of the Fund’s current exposures for the near term and will modify as we identify new companies that we consider to be attractive investment candidates.

Columbia Management: We believe our focus on small-cap value companies with what we consider to be strong underlying earnings prospects and attractively priced shares has the potential to reward investors over the long term. We remain disciplined in our research of those companies where we believe the valuation gap is likely to shrink in the near term and look for a company’s upward inflection point — that is, we seek stocks that are, in our view, both inexpensive and demonstrating improving operating performance and operating metrics. As we do this, three categories of opportunity typically come to light: 1) companies with compressed near-term operating fundamentals, which managers believe are poised to expand within a reasonable timeframe; 2) companies in industries that may be out of favor; and 3) “out of the limelight” companies missed by the Wall Street research community.

Going forward, we expect our portion of the Fund’s performance to continue to be driven by our bottom-up stock selection process and for this process to continue to drive sector allocations.

10	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	965.40	1,018.25	6.57	6.74	1.34

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

Annual Report 2014	11

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 96.7%
Issuer	Shares	Value ($)
Consumer Discretionary 11.3%
Auto Components 2.0%

American Axle & Manufacturing Holdings, Inc.(a)	66,200	1,198,220

Dorman Products, Inc.(a)	79,275	3,553,898

Gentherm, Inc.(a)	20,460	999,471

Motorcar Parts of America, Inc.(a)	27,234	825,735

Tenneco, Inc.(a)	28,000	1,794,240

Tower International, Inc.(a)	127,950	4,290,163

Total		12,661,727

Automobiles 0.3%

Thor Industries, Inc.	37,501	2,014,179

Diversified Consumer Services 1.2%

2U, Inc.(a)	60,740	1,147,986

Grand Canyon Education, Inc.(a)	62,500	2,702,500

K12, Inc.(a)	106,889	2,012,720

Nord Anglia Education, Inc.(a)	77,300	1,480,295

Total		7,343,501

Hotels, Restaurants & Leisure 1.2%

Del Frisco’s Restaurant Group, Inc.(a)	66,000	1,460,580

Domino’s Pizza, Inc.	12,260	925,017

Fiesta Restaurant Group, Inc.(a)	19,703	967,220

Jack in the Box, Inc.	17,675	1,050,779

Sonic Corp.(a)	113,892	2,404,260

Vail Resorts, Inc.	13,034	1,036,073

Total		7,843,929

Household Durables 0.8%

Helen of Troy Ltd.(a)	25,100	1,461,322

KB Home	75,300	1,336,575

LGI Homes, Inc.(a)	53,850	1,029,612

Standard Pacific Corp.(a)	166,700	1,395,279

Total		5,222,788

Leisure Products 0.2%

Nautilus, Inc.(a)	89,623	1,059,344

Media 1.4%

Carmike Cinemas, Inc.(a)	29,441	997,167

Entravision Communications Corp., Class A	474,518	2,173,292

Gray Television, Inc.(a)	258,896	2,570,837

Lamar Advertising Co., Class A	18,751	984,053

Morningstar, Inc.	18,700	1,284,316

New Media Investment Group, Inc.	58,357	1,019,497

Total		9,029,162

Common Stocks (continued)
Issuer	Shares	Value ($)
Multiline Retail 0.2%

Big Lots, Inc.	22,949	1,063,686

Specialty Retail 3.2%

American Eagle Outfitters, Inc.	61,000	858,880

Brown Shoe Co., Inc.	33,359	995,433

Cato Corp. (The), Class A	80,496	2,790,796

Chico’s FAS, Inc.	139,768	2,208,334

Christopher & Banks Corp.(a)	55,400	530,178

Finish Line, Inc., Class A (The)	122,910	3,641,823

Genesco, Inc.(a)	11,545	915,519

Hibbett Sports, Inc.(a)	48,400	2,198,812

Kirkland’s, Inc.(a)	107,469	1,916,172

Lithia Motors, Inc., Class A	11,542	1,009,002

Sonic Automotive, Inc., Class A	37,800	933,660

TravelCenters of America LLC(a)	166,362	1,894,863

Total		19,893,472

Textiles, Apparel & Luxury Goods 0.8%

Carter’s, Inc.	12,702	1,051,472

G-III Apparel Group Ltd.(a)	12,201	1,007,070

Skechers U.S.A., Inc., Class A(a)	47,611	2,779,054

Total		4,837,596

Total Consumer Discretionary		70,969,384

Consumer Staples 0.8%
Food & Staples Retailing 0.3%

Weis Markets, Inc.	42,251	1,814,680

Food Products 0.5%

Cal-Maine Foods, Inc.	14,392	1,138,551

TreeHouse Foods, Inc.(a)	21,500	1,774,180

Total		2,912,731

Total Consumer Staples		4,727,411

Energy 7.8%
Energy Equipment & Services 2.8%

Basic Energy Services, Inc.(a)	93,423	2,261,771

C&J Energy Services, Inc.(a)	32,100	920,949

CARBO Ceramics, Inc.	19,975	2,149,110

Geospace Technologies Corp.(a)	57,100	2,347,952

Helix Energy Solutions Group, Inc.(a)	178,932	4,888,422

Patterson-UTI Energy, Inc.	22,118	763,956

Precision Drilling Corp.	179,091	2,276,247

Profire Energy, Inc.(a)	94,448	447,683

Tesco Corp.	69,200	1,468,424

Total		17,524,514

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 5.0%

Athlon Energy, Inc.(a)	54,033	2,514,696

Bill Barrett Corp.(a)	90,353	2,057,338

Callon Petroleum Co.(a)	94,471	1,013,674

Clayton Williams Energy, Inc.(a)	9,724	1,151,711

Contango Oil & Gas Co.(a)	68,000	2,694,160

Delek U.S. Holdings, Inc.	61,823	2,162,568

Diamondback Energy, Inc.(a)	14,876	1,284,543

Goodrich Petroleum Corp.(a)	48,800	1,078,480

Green Plains, Inc.	15,700	701,633

Gulfport Energy Corp.(a)	12,000	702,000

Matador Resources Co.(a)	133,750	3,659,400

Pacific Ethanol, Inc.(a)	63,099	1,458,218

Parsley Energy, Inc., Class A(a)	58,084	1,273,201

PDC Energy, Inc.(a)	62,533	3,757,608

Rex Energy Corp.(a)	151,153	2,309,618

Sanchez Energy Corp.(a)	27,344	907,547

SemGroup Corp., Class A	13,305	1,167,248

Targa Resources Corp.	9,630	1,343,866

Total		31,237,509

Total Energy		48,762,023

Financials 19.6%
Banks 6.6%

Associated Banc-Corp.	161,433	2,934,852

Community Bank System, Inc.	49,100	1,735,194

First Midwest Bancorp, Inc.	155,562	2,621,220

FirstMerit Corp.	46,700	804,875

Hancock Holding Co.	77,962	2,591,457

Independent Bank Corp.	44,200	1,627,002

National Penn Bancshares, Inc.	216,725	2,167,250

Old National Bancorp	179,774	2,353,242

PacWest Bancorp	25,196	1,056,720

PrivateBancorp, Inc.	54,500	1,608,295

Prosperity Bancshares, Inc.	28,900	1,745,560

Renasant Corp.	61,800	1,787,874

Sandy Spring Bancorp, Inc.	154,879	3,743,425

Sterling Bancorp	140,300	1,777,601

Susquehanna Bancshares, Inc.	126,600	1,306,512

Umpqua Holdings Corp.	95,028	1,660,139

Union Bankshares Corp.	62,900	1,486,327

Webster Financial Corp.	68,573	2,022,903

WesBanco, Inc.	72,781	2,259,850

Western Alliance Bancorp(a)	71,900	1,697,559

Common Stocks (continued)
Issuer	Shares	Value ($)
Wilshire Bancorp, Inc.	126,300	1,232,688

Wintrust Financial Corp.	25,400	1,182,878

Total		41,403,423

Capital Markets 2.1%

Actua Corp.(a)	54,281	941,775

Apollo Investment Corp.	104,111	913,054

GAMCO Investors, Inc., Class A	44,237	3,464,200

Medley Capital Corp.	108,742	1,394,072

Piper Jaffray Companies(a)	49,767	2,655,567

Triplepoint Venture Growth BDC Corp.	34,545	536,138

Westwood Holdings Group, Inc.	53,300	3,176,680

Total		13,081,486

Consumer Finance 0.3%

Portfolio Recovery Associates, Inc.(a)	18,103	1,028,793

Springleaf Holdings, Inc.(a)	29,978	997,668

Total		2,026,461

Diversified Financial Services 0.2%

PHH Corp.(a)	48,800	1,169,248

Insurance 3.1%

American Equity Investment Life Holding Co.	173,666	4,296,497

AMERISAFE, Inc.	44,500	1,678,985

Amtrust Financial Services, Inc.	41,000	1,805,230

Argo Group International Holdings Ltd.	28,343	1,491,975

CNO Financial Group, Inc.	87,700	1,565,445

Crawford & Co., Class B	160,656	1,447,511

First American Financial Corp.	58,568	1,660,403

Hilltop Holdings, Inc.(a)	65,500	1,386,635

Symetra Financial Corp.	86,700	2,110,278

United Fire Group, Inc.	68,200	1,999,624

Total		19,442,583

Real Estate Investment Trusts (REITs) 5.7%

Altisource Residential Corp.	40,400	991,416

American Assets Trust, Inc.	56,200	1,969,810

BioMed Realty Trust, Inc.	117,780	2,644,161

Brandywine Realty Trust	82,500	1,321,650

Colony Financial, Inc.	149,765	3,357,731

Cousins Properties, Inc.	212,776	2,700,128

CubeSmart	69,400	1,290,840

FelCor Lodging Trust, Inc.	97,586	1,009,039

First Industrial Realty Trust, Inc.	95,700	1,741,740

Geo Group, Inc. (The)	27,200	1,017,824

Glimcher Realty Trust	266,088	2,988,168

Hersha Hospitality Trust	415,804	2,823,309

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Highwoods Properties, Inc.	30,400	1,293,520

Kilroy Realty Corp.	22,800	1,442,100

Kite Realty Group Trust	94,991	2,443,169

LaSalle Hotel Properties	39,700	1,451,035

Pennsylvania Real Estate Investment Trust	44,000	887,040

PennyMac Mortgage Investment Trust	46,000	1,023,960

QTS Realty Trust Inc., Class A	40,758	1,228,854

Sun Communities, Inc.	45,230	2,425,685

Total		36,051,179

Real Estate Management & Development —%

Kennedy-Wilson Holdings, Inc.	6,000	156,720

Thrifts & Mortgage Finance 1.6%

EverBank Financial Corp.	72,400	1,366,912

MGIC Investment Corp.(a)	75,000	632,250

Oritani Financial Corp.	68,734	1,031,010

Provident Financial Services, Inc.	147,936	2,516,391

Radian Group, Inc.	304,005	4,426,313

Total		9,972,876

Total Financials		123,303,976

Health Care 14.6%
Biotechnology 3.4%

Achillion Pharmaceuticals, Inc.(a)	104,403	1,207,943

Agios Pharmaceuticals, Inc.(a)	31,095	1,437,211

Amicus Therapeutics, Inc.(a)	172,453	1,239,937

Cepheid(a)	27,428	1,097,943

Dyax Corp.(a)	106,612	1,088,508

Enanta Pharmaceuticals, Inc.(a)	28,136	1,180,586

Insmed, Inc.(a)	66,515	926,554

Keryx Biopharmaceuticals, Inc.(a)	74,056	1,347,079

Ligand Pharmaceuticals, Inc.(a)	25,950	1,350,438

Novavax, Inc.(a)	217,104	1,018,218

NPS Pharmaceuticals, Inc.(a)	38,138	1,151,005

Ophthotech Corp.(a)	31,025	1,208,734

PTC Therapeutics, Inc.(a)	31,512	997,670

Puma Biotechnology, Inc.(a)	4,360	1,135,824

Repligen Corp.(a)	110,000	2,096,600

Sunesis Pharmaceuticals, Inc.(a)	128,521	962,622

TESARO, Inc.(a)	32,697	966,523

Ultragenyx Pharmaceutical, Inc.(a)	20,907	1,115,597

Total		21,528,992

Health Care Equipment & Supplies 2.9%

Abaxis, Inc.	62,300	2,974,825

Common Stocks (continued)
Issuer	Shares	Value ($)
Align Technology, Inc.(a)	59,000	3,213,140

Cantel Medical Corp.	102,350	3,732,705

DexCom, Inc.(a)	27,366	1,209,577

LDR Holding Corp.(a)	36,800	996,176

Neogen Corp.(a)	113,687	4,786,223

STERIS Corp.	17,344	976,294

Symmetry Medical, Inc.(a)	64,961	598,940

Total		18,487,880

Health Care Providers & Services 4.0%

Amsurg Corp.(a)	20,442	1,099,575

Brookdale Senior Living, Inc.(a)	28,471	995,062

Community Health Systems, Inc.(a)	19,593	1,063,508

Hanger, Inc.(a)	18,090	405,216

Health Net, Inc.(a)	29,822	1,407,598

Healthways, Inc.(a)	74,700	1,304,262

Kindred Healthcare, Inc.	106,254	2,194,145

LHC Group, Inc.(a)	38,400	988,416

LifePoint Hospitals, Inc.(a)	39,069	2,922,361

Mednax, Inc.(a)	16,816	962,716

Molina Healthcare, Inc.(a)	53,960	2,581,447

National Research Corp., Class A(a)	107,600	1,505,324

National Research Corp., Class B(a)	41,879	1,616,529

PharMerica Corp.(a)	55,800	1,388,862

Providence Service Corp. (The)(a)	35,133	1,599,606

RadNet, Inc.(a)	140,790	940,477

VCA, Inc.(a)	53,500	2,180,125

Total		25,155,229

Health Care Technology 1.9%

HealthStream, Inc.(a)	164,225	4,263,281

MedAssets, Inc.(a)	47,100	1,083,300

Medidata Solutions, Inc.(a)	45,475	2,116,407

Omnicell, Inc.(a)	149,400	4,205,610

Total		11,668,598

Life Sciences Tools & Services 0.6%

ICON PLC(a)	42,899	2,125,216

Techne Corp.	15,700	1,499,664

Total		3,624,880

Pharmaceuticals 1.8%

Aerie Pharmaceuticals, Inc.(a)	38,766	634,987

Akorn, Inc.(a)	29,374	1,146,173

BioDelivery Sciences International, Inc.(a)	122,203	1,955,248

Catalent, Inc.(a)	81,185	1,745,478

Depomed, Inc.(a)	67,556	1,036,985

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Omeros Corp.(a)	64,953	968,449

Pacira Pharmaceuticals, Inc.(a)	14,521	1,572,043

Relypsa, Inc.(a)	35,999	910,055

Repros Therapeutics, Inc.(a)	48,641	1,066,211

Total		11,035,629

Total Health Care		91,501,208

Industrials 13.8%
Aerospace & Defense 0.6%

Astronics Corp.(a)	21,278	1,334,982

Curtiss-Wright Corp.	16,529	1,187,443

Taser International, Inc.(a)	65,411	1,024,990

Total		3,547,415

Air Freight & Logistics 0.1%

XPO Logistics, Inc.(a)	33,282	1,030,743

Airlines 0.8%

Alaska Air Group, Inc.	29,000	1,343,860

Spirit Airlines, Inc.(a)	49,984	3,518,374

Total		4,862,234

Building Products 1.5%

AAON, Inc.	210,750	3,932,595

Builders FirstSource, Inc.(a)	182,034	1,256,035

Simpson Manufacturing Co., Inc.	100,225	3,239,272

Trex Co., Inc.(a)	26,405	992,828

Total		9,420,730

Commercial Services & Supplies 0.9%

Deluxe Corp.	34,500	2,054,475

Rollins, Inc.	68,950	2,051,262

Steelcase, Inc., Class A	32,500	510,250

United Stationers, Inc.	25,000	1,016,250

Total		5,632,237

Construction & Engineering 1.0%

EMCOR Group, Inc.	108,370	4,681,584

Tutor Perini Corp.(a)	60,509	1,808,009

Total		6,489,593

Electrical Equipment 0.3%

Acuity Brands, Inc.	7,986	989,306

Power Solutions International, Inc.(a)	15,038	1,027,847

Total		2,017,153

Industrial Conglomerates 0.7%

Raven Industries, Inc.	159,000	4,238,940

Machinery 4.0%

Greenbrier Companies, Inc. (The)	17,738	1,268,622

Hyster-Yale Materials Handling, Inc.	14,627	1,127,595

Common Stocks (continued)
Issuer	Shares	Value ($)
ITT Corp.	23,671	1,132,894

LB Foster Co., Class A	73,169	3,838,446

Meritor, Inc.(a)	71,464	974,054

Mueller Industries, Inc.	74,172	2,168,789

NN, Inc.	35,186	1,026,728

Proto Labs, Inc.(a)	46,950	3,532,518

Standex International Corp.	13,290	991,833

Sun Hydraulics Corp.	115,600	4,627,468

Trinity Industries, Inc.	40,100	1,940,038

Wabash National Corp.(a)	102,300	1,446,522

Woodward, Inc.	22,417	1,170,840

Total		25,246,347

Professional Services 2.1%

Acacia Research Corp.	68,025	1,210,165

Advisory Board Co. (The)(a)	56,060	2,780,576

Korn/Ferry International(a)	129,907	3,929,687

Navigant Consulting, Inc.(a)	105,000	1,710,450

TriNet Group, Inc.(a)	35,417	949,530

TrueBlue, Inc.(a)	88,560	2,403,518

Total		12,983,926

Road & Rail 1.4%

Heartland Express, Inc.	103,759	2,433,149

Old Dominion Freight Line, Inc.(a)	74,756	4,983,982

Swift Transportation Co.(a)	76,400	1,618,152

Total		9,035,283

Trading Companies & Distributors 0.4%

H&E Equipment Services, Inc.	32,405	1,325,689

United Rentals, Inc.(a)	9,000	1,058,850

Total		2,384,539

Total Industrials		86,889,140

Information Technology 19.6%
Communications Equipment 1.1%

Arris Group, Inc.(a)	32,434	992,805

Aruba Networks, Inc.(a)	47,778	1,020,060

Ciena Corp.(a)	39,500	817,255

Comtech Telecommunications Corp.	26,576	1,010,951

EchoStar Corp., Class A(a)	21,535	1,086,010

Finisar Corp.(a)	36,300	737,253

Infinera Corp.(a)	97,844	1,035,190

Total		6,699,524

Electronic Equipment, Instruments & Components 2.4%

Anixter International, Inc.	32,680	2,916,037

Belden, Inc.	15,431	1,127,543

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
CDW Corp.	31,418	1,038,051

FARO Technologies, Inc.(a)	50,700	2,941,107

FLIR Systems, Inc.	31,089	1,050,497

Insight Enterprises, Inc.(a)	23,500	616,640

Knowles Corp.(a)	30,324	998,266

Mesa Laboratories, Inc.	33,800	2,406,560

Rogers Corp.(a)	16,300	980,934

Zebra Technologies Corp., Class A(a)	12,608	983,802

Total		15,059,437

Internet Software & Services 3.5%

CoStar Group, Inc.(a)	20,125	2,913,094

Dealertrack Technologies, Inc.(a)	16,861	754,698

Demandware, Inc.(a)	15,342	815,427

Endurance International Group Holdings, Inc.(a)	123,900	1,667,694

NIC, Inc.	163,000	3,054,620

Saba Software, Inc.(a)	88,438	1,237,248

SciQuest, Inc.(a)	137,750	2,199,867

SPS Commerce, Inc.(a)	67,000	3,747,980

Stamps.com, Inc.(a)	102,250	3,441,735

TrueCar, Inc.(a)	62,925	1,300,660

Yelp, Inc.(a)	11,866	977,996

Total		22,111,019

IT Services 1.2%

Acxiom Corp.(a)	31,139	577,473

Global Cash Access Holdings, Inc.(a)	150,000	1,171,500

iGATE Corp.(a)	34,710	1,298,848

Sykes Enterprises, Inc.(a)	131,785	2,759,578

Unisys Corp.(a)	32,800	767,848

VeriFone Systems, Inc.(a)	35,610	1,243,501

Total		7,818,748

Semiconductors & Semiconductor Equipment 4.1%

Cavium, Inc.(a)	24,988	1,403,826

Entegris, Inc.(a)	76,123	924,133

Fairchild Semiconductor International, Inc.(a)	66,000	1,158,300

GT Advanced Technologies, Inc.(a)	63,467	1,130,347

Integrated Device Technology, Inc.(a)	201,115	3,308,342

Integrated Silicon Solution	74,200	1,100,386

IXYS Corp.	104,900	1,257,751

Kulicke & Soffa Industries, Inc.(a)	121,900	1,790,711

Lattice Semiconductor Corp.(a)	154,632	1,161,286

Micrel, Inc.	85,000	1,065,050

NVE Corp.(a)	27,050	1,866,450

Common Stocks (continued)
Issuer	Shares	Value ($)
Pixelworks, Inc.(a)	168,298	1,115,816

Rudolph Technologies, Inc.(a)	48,000	464,160

Spansion, Inc., Class A(a)	67,959	1,515,486

SunEdison, Inc.(a)	104,872	2,310,330

Synaptics, Inc.(a)	15,577	1,278,872

Teradyne, Inc.	71,801	1,478,382

Tessera Technologies, Inc.	42,279	1,250,190

Total		25,579,818

Software 6.6%

ACI Worldwide, Inc.(a)	185,500	3,611,685

Advent Software, Inc.	103,375	3,340,046

AVG Technologies NV(a)	122,583	2,150,106

Blackbaud, Inc.	108,550	4,221,509

Bottomline Technologies de, Inc.(a)	125,500	3,534,080

BroadSoft, Inc.(a)	29,000	691,940

Cadence Design Systems, Inc.(a)	76,606	1,351,330

Envivio, Inc.(a)	62,000	110,980

EPIQ Systems, Inc.	78,949	1,148,708

Exa Corp.(a)	81,878	982,536

FleetMatics Group PLC(a)	97,000	3,183,540

Mentor Graphics Corp.	65,200	1,422,012

Netscout Systems, Inc.(a)	52,983	2,440,927

PROS Holdings, Inc.(a)	120,850	3,092,552

PTC, Inc.(a)	75,147	2,907,437

Synchronoss Technologies, Inc.(a)	22,941	1,013,304

Tableau Software, Inc., Class A(a)	21,894	1,433,838

Tyler Technologies, Inc.(a)	41,325	3,680,404

Verint Systems, Inc.(a)	23,446	1,175,348

Total		41,492,282

Technology Hardware, Storage & Peripherals 0.7%

Electronics for Imaging, Inc.(a)	24,881	1,095,759

Stratasys Ltd.(a)	20,000	2,399,200

Super Micro Computer, Inc.(a)	46,813	1,146,451

Total		4,641,410

Total Information Technology		123,402,238

Materials 6.6%
Chemicals 2.4%

A. Schulman, Inc.	56,120	2,179,139

Axiall Corp.	24,700	1,027,026

Balchem Corp.	83,897	4,315,662

Cytec Industries, Inc.	22,595	2,328,189

OM Group, Inc.	44,300	1,178,380

Orion Engineered Carbons SA(a)	56,413	962,970

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
PolyOne Corp.	32,262	1,265,316

Taminco Corp.(a)	69,800	1,671,710

Total		14,928,392

Containers & Packaging 0.4%

Berry Plastics Corp.(a)	40,610	979,107

Greif, Inc., Class A	35,681	1,708,763

Total		2,687,870

Metals & Mining 2.1%

AK Steel Holding Corp.(a)	156,000	1,703,520

Century Aluminum Co.(a)	46,142	1,152,627

Constellium NV(a)	44,000	1,253,120

Horsehead Holding Corp.(a)	65,835	1,329,209

Kaiser Aluminum Corp.	28,819	2,321,370

Materion Corp.	52,300	1,706,549

Steel Dynamics, Inc.	60,248	1,400,164

Stillwater Mining Co.(a)	55,061	1,021,932

Worthington Industries, Inc.	38,300	1,548,852

Total		13,437,343

Paper & Forest Products 1.7%

Boise Cascade Co.(a)	39,400	1,184,364

Clearwater Paper Corp.(a)	70,030	4,846,076

KapStone Paper and Packaging Corp.(a)	85,930	2,641,488

Neenah Paper, Inc.	34,000	1,858,780

Total		10,530,708

Total Materials		41,584,313

Utilities 2.6%
Electric Utilities 0.7%

Portland General Electric Co.	86,130	2,968,901

UIL Holdings Corp.	39,400	1,467,650

Total		4,436,551

Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.6%

New Jersey Resources Corp.	30,400	1,587,792

South Jersey Industries, Inc.	24,362	1,411,778

Southwest Gas Corp.	22,500	1,174,725

Total		4,174,295

Independent Power and Renewable Electricity Producers 0.1%

TerraForm Power, Inc., Class A(a)	10,651	332,737

Multi-Utilities 1.2%

Avista Corp.	143,207	4,648,499

Vectren Corp.	71,872	2,963,283

Total		7,611,782

Total Utilities		16,555,365

Total Common Stocks
(Cost: $510,870,927)		607,695,058

Money Market Funds 2.8%
	Shares	Value
Columbia Short-Term Cash Fund, 0.100%(b)(c)	17,307,999	17,307,999

Total Money Market Funds
(Cost: $17,307,999)		17,307,999

Total Investments
(Cost: $528,178,926)		625,003,057

Other Assets & Liabilities, Net		3,097,206

Net Assets		628,100,263

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at August 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,216,439	253,849,369	(256,757,809)	17,307,999	19,782	17,307,999

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	70,969,384	—	—	70,969,384

Consumer Staples	4,727,411	—	—	4,727,411

Energy	48,762,023	—	—	48,762,023

Financials	123,303,976	—	—	123,303,976

Health Care	91,501,208	—	—	91,501,208

Industrials	86,889,140	—	—	86,889,140

Information Technology	123,402,238	—	—	123,402,238

Materials	41,584,313	—	—	41,584,313

Utilities	16,555,365	—	—	16,555,365

Total Equity Securities	607,695,058	—	—	607,695,058

Mutual Funds

Money Market Funds	17,307,999	—	—	17,307,999

Total Mutual Funds	17,307,999	—	—	17,307,999

Total	625,003,057	—	—	625,003,057

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Assets and Liabilities

August 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $510,870,927)	$607,695,058

Affiliated issuers (identified cost $17,307,999)	17,307,999

Total investments (identified cost $528,178,926)	625,003,057

Cash	1,131

Receivable for:

Investments sold	6,737,590

Capital shares sold	1,340,295

Dividends	365,421

Reclaims	9,343

Expense reimbursement due from Investment Manager	4,039

Prepaid expenses	7,763

Trustees’ deferred compensation plan	8,226

Total assets	633,476,865

Liabilities

Payable for:

Investments purchased	3,916,777

Capital shares purchased	1,215,426

Investment management fees	14,712

Distribution and/or service fees	4,277

Transfer agent fees	125,155

Administration fees	1,351

Chief compliance officer expenses	61

Other expenses	90,617

Trustees’ deferred compensation plan	8,226

Total liabilities	5,376,602

Net assets applicable to outstanding capital stock	$628,100,263

Represented by

Paid-in capital	$478,196,940

Excess of distributions over net investment income	(12,432)

Accumulated net realized gain	53,091,624

Unrealized appreciation (depreciation) on:

Investments	96,824,131

Total — representing net assets applicable to outstanding capital stock	$628,100,263

Class A

Net assets	$628,100,263

Shares outstanding	45,913,968

Net asset value per share	$13.68

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$5,741,115

Dividends — affiliated issuers	19,782

Foreign taxes withheld	(14,165)

Total income	5,746,732

Expenses:

Investment management fees	5,699,757

Distribution and/or service fees

Class A	1,664,307

Transfer agent fees

Class A	2,202,114

Administration fees	524,224

Compensation of board members	37,173

Custodian fees	41,323

Printing and postage fees	194,047

Registration fees	60,629

Professional fees	44,775

Chief compliance officer expenses	324

Other	12,814

Total expenses	10,481,487

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,560,798)

Total net expenses	8,920,689

Net investment loss	(3,173,957)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	75,536,134

Net realized gain	75,536,134

Net change in unrealized appreciation (depreciation) on:

Investments	11,034,502

Net change in unrealized appreciation (depreciation)	11,034,502

Net realized and unrealized gain	86,570,636

Net increase in net assets resulting from operations	$83,396,679

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013
Operations

Net investment income (loss)	$(3,173,957)	$1,460,996

Net realized gain	75,536,134	39,227,258

Net change in unrealized appreciation (depreciation)	11,034,502	78,045,287

Net increase in net assets resulting from operations	83,396,679	118,733,541

Distributions to shareholders

Net investment income

Class A	—	(2,318,639)

Net realized gains

Class A	(39,466,321)	—

Total distributions to shareholders	(39,466,321)	(2,318,639)

Increase (decrease) in net assets from capital stock activity	13,383,784	48,378,889

Total increase in net assets	57,314,142	164,793,791

Net assets at beginning of year	570,786,121	405,992,330

Net assets at end of year	$628,100,263	$570,786,121

Excess of distributions over net investment income	$(12,432)	$(8,023)

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	16,754,569	229,473,554	18,174,886	207,600,076

Distributions reinvested	2,976,217	39,464,640	229,104	2,318,528

Redemptions	(18,645,862)	(255,554,410)	(13,881,945)	(161,539,715)

Net increase	1,084,924	13,383,784	4,522,045	48,378,889

Total net increase	1,084,924	13,383,784	4,522,045	48,378,889

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Active Portfolios® Multi-Manager Small Cap Equity Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.73	$10.07	$10.00

Income from investment operations:

Net investment income (loss)	(0.07)	0.03	(0.01)

Net realized and unrealized gain	1.86	2.69	0.08	(b)

Total from investment operations	1.79	2.72	0.07

Less distributions to shareholders:

Net investment income	—	(0.06)	—

Net realized gains	(0.84)	—	—

Total distributions to shareholders	(0.84)	(0.06)	—

Net asset value, end of period	$13.68	$12.73	$10.07

Total return	14.28%	27.11%	0.70%

Ratios to average net assets(c)

Total gross expenses	1.57%	1.63%	1.77	%(d)

Total net expenses(e)	1.34%	1.34%	1.34	%(d)

Net investment income (loss)	(0.48%)	0.30%	(0.21	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$628,100	$570,786	$405,992

Portfolio turnover	73%	97%	26%

Notes to Financial Highlights

(a)	Based on operations from April 20, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Annual Report 2014	25

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2014

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) each share the responsibility for the day-to-day portfolio management of the Fund with the Investment Manager. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.90% to 0.80% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.86% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Conestoga Capital Advisors, LLC (Conestoga), Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM) and EAM Investors, LLC, each of which subadvises a portion of the assets of the Fund. In addition, Real Estate Management Services Group provides advisory services with

26	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2014

respect to REITs in DGHM’s sleeve of investments. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.08% of the Fund’s average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2014, the Fund’s effective transfer agent fee rate as a percentage of average daily net assets for Class A shares was 0.33%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.34% of Class A shares’ average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated

Annual Report 2014	27

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2014

with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, net operating loss reclassification, re-characterization of distributions for investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,169,548
Accumulated net realized gain	(13,458,712)
Paid-in capital	10,289,164

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2014 ($)	Year Ended August 31, 2013 ($)
Ordinary income	18,800,595	2,318,639
Long-term capital gains	20,665,726	—
Total	39,466,321	2,318,639

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	6,510,943
Undistributed long-term capital gains	47,628,673
Net unrealized appreciation	95,776,139

At August 31, 2014, the cost of investments for federal income tax purposes was $529,226,918 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$109,353,061
Unrealized depreciation	(13,576,922)
Net unrealized appreciation	$95,776,139

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $468,355,169 and $496,717,099, respectively, for the year ended August 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, one affiliated shareholder of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other

28	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2014

funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Technology and Technology-related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	29

Active Portfolios® Multi-Manager Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the

Shareholders of Active Portfolios® Multi-Manager Small Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Small Cap Equity Fund (the “Fund”, a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2014

30	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	41.12%
Dividends Received Deduction	40.01%
Capital Gain Dividend	$62,898,306

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014	31

Active Portfolios® Multi-Manager Small Cap Equity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None
John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

32	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Annual Report 2014	33

Active Portfolios® Multi-Manager Small Cap Equity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to

January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since

May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

34	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements

On June 11, 2014, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the subadvisory agreement (the “New Subadvisory Agreement”) between Columbia Management Investment Advisers, LLC (the “Investment Manager”) and Conestoga Capital Advisors, LLC. Also on June 11, 2014, the Board and the Independent Trustees unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with the Investment Manager and the subadvisory agreements (together with the New Subadvisory Agreement, the “Subadvisory Agreements”) between the Investment Manager and Dalton, Greiner, Hartman, Maher & Co., LLC and EAM Investors, LLC (together with Conestoga Capital Advisors, LLC, the “Subadvisers”) with respect to Active Portfolios Multi-Manager Small Cap Equity Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the terms of the New Subadvisory Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreements (collectively, the “Agreements”).

In connection with their deliberations regarding the continuation of the Agreements and the approval of the New Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund, the Agreements, and the New Subadvisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Agreements and the New Subadvisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the New Subadvisory Agreement and the continuation of the Agreements. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the New Subadvisory Agreement and the continuation of the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the New Subadvisory Agreement and the continuation of the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the New Subadvisory Agreement and the continuation of the Agreements for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.34%;

•	The terms and conditions of the Agreements;

•

The terms and conditions of the New Subadvisory Agreement, including that the terms of the New Subadvisory Agreement were identical to those of a previous subadvisory agreement between the Investment Manager and Conestoga Capital Advisors, LLC;

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•

Descriptions of various functions performed by the Investment Manager and the Subadvisers under the New Subadvisory Agreement and the Agreements, including portfolio management and portfolio trading practices;

Annual Report 2014	35

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates under the New Subadvisory Agreement and the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. The Committee and the Board also noted that the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors each code of ethics and compliance program.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending approval of the New Subadvisory Agreement and the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements and the New Subadvisory Agreement supported the approval of the Subadvisory Agreements and the continuation of the Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund’s performance was in the twenty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.

36	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

The Committee and the Board noted that the Fund serves as an underlying fund in a fund-of-funds structure, and considered the percentage of each fund-of-funds that was expected to be invested in funds advised solely by the Investment Manager.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other consideration, to warrant the approval of the New Subadvisory Agreement and the continuation of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Agreements and the New Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund’s actual management fee and net expense ratio are ranked in the first and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the investment manager for purposes of expense comparison. The Committee and the Board also considered the fees that each Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the New Subadvisory Agreement and the continuation of the Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements and the New Subadvisory Agreement were negotiated at arms-length by the Investment Manager, which is responsible for payments to each Subadviser thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the New Subadvisory Agreement and the continuation of the Agreements.

Annual Report 2014	37

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements and the New Subadvisory Agreement did not contain breakpoints. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements and the New Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the New Subadvisory Agreement and the continuation of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the New Subadvisory Agreement and the continuation of the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the New Subadvisory Agreement and the continuation of the Agreements.

38	Annual Report 2014

Active Portfolios® Multi-Manager Small Cap Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	39

Active Portfolios® Multi-Manager Small Cap Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN102_08_D01_(10/14)

Annual Report August 31, 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Performance Overview

Performance Summary

>	Active Portfolios® Multi-Manager Core Plus Bond Fund (the Fund) Class A shares returned 5.86% for the 12-month period that ended August 31, 2014.

>	The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.66% over the same period.

>	The Fund’s outperformance can be attributed primarily to effective sector allocation.

Average Annual Total Returns (%) (for period ended August 31, 2014)
	Inception	1 Year	Life
Class A	04/20/12	5.86	3.29
Barclays U.S. Aggregate Bond Index		5.66	2.39

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Columbia Management Investment Advisers, LLC

Brian Lavin, CFA

Carl Pappo, CFA

Michael Zazzarino

Federated Investment Management Company

Jerome Conner, CFA

Donald Ellenberger

TCW Investment Management Company

Stephen Kane, CFA

Laird Landmann

Tad Rivelle

Portfolio Breakdown (%) (at August 31, 2014)
Asset-Backed Securities — Agency	1.2
Asset-Backed Securities — Non-Agency	7.5
Commercial Mortgage-Backed Securities — Agency	1.3
Commercial Mortgage-Backed Securities — Non-Agency	4.8
Common Stocks	0.0	(a)
Energy	0.0	(a)
Corporate Bonds & Notes	32.8
Foreign Government Obligations	1.7
Inflation-Indexed Bonds	1.3
Money Market Funds	6.5
Municipal Bonds	0.8
Preferred Debt	0.6
Residential Mortgage-Backed Securities — Agency	18.8
Residential Mortgage-Backed Securities — Non-Agency	3.9
Senior Loans	0.7
Treasury Bills	0.9
U.S. Government & Agency Obligations	2.3
U.S. Treasury Obligations	14.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Active Portfolios® Multi-Manager Core Plus Bond Fund is managed by two independent money management firms and by Columbia Management Investment Advisers, LLC (Columbia Management) and each invests a portion of the portfolio’s assets. As of August 31, 2014, Federated Investment Management Company (Federated), TCW Investment Management Company (TCW) and Columbia Management managed approximately 27%, 40% and 33% of the portfolio, respectively.

For the 12-month period that ended August 31, 2014, the Fund’s Class A shares returned 5.86%. The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.66% over the same period. The Fund’s outperformance can be attributed primarily to effective sector allocation.

Fixed-Income Markets Driven by Policy, Economic and Geopolitical Factors

The primary factors driving investor sentiment in the fixed-income markets during the annual period, in chronological order of impact, were Federal Reserve (Fed) policy, gross domestic product (GDP) growth and international events. Expectations in the latter months of 2013 that tapering of the quantitative easing program by the Fed would soon be followed by tightening monetary policy caused interest rates to spike higher across the yield curve, or spectrum of maturities. Subsequent assurances from the Fed that short-term interest rates would not be increased for a considerable period of time, coupled with weather-induced weakness in first quarter 2014 GDP, caused interest rates to reverse course in the first half of 2014. Rates were further suppressed toward the end of the annual period by sluggish economic growth and deflation fears in Europe, which caused 10-year German bund yields to drop below 1%, dragging U.S. Treasury yields lower. Even with all that, it is worth noting that interest rate volatility declined during the annual period, benefiting certain segments of the fixed-income market, such as mortgage-backed securities.

It was credit overall that outperformed other sectors of the fixed-income market, especially government bonds, during the annual period, despite geopolitical conflicts in several regions of the world, poor economic growth in Europe and a -2.9% U.S. GDP data point in the first quarter of 2014. Within credit — inclusive of high-yield corporate bonds, investment-grade corporate bonds, commercial mortgage-backed securities and emerging market bonds — lower quality outperformed higher quality, as the reach for yield fueled a “risk on” sentiment amid an environment where “risk off” investments were paying near zero. Lower quality securities also outperformed due to stable economic growth outside the weather-induced first quarter 2014 decline, low default rates, generally strong balance sheets and a strong rally in equity markets.

For the annual period overall, interest rates rose modestly at the short-term end of the yield curve and declined at the longer term end. The rally in the long-term of the yield curve occurred in 2014, as the Fed calmed market fears of an imminent tightening in monetary policy by downplaying the precipitous drop in the unemployment rate and referring to the uptick in inflation from low levels as merely noise. International buying in response to low rates overseas and a strengthening U.S. dollar further contributed to the rally in long-term U.S. Treasuries as did a reversal of bond fund outflows beginning in the first quarter of 2014. Short-term rates were held in check simply by the passage of time; while rate hikes by the Fed were likely pushed into 2015, they were not ruled out. As long-term rates fell and short-term rates rose, the yield curve flattened during the annual period.

4	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

Allocations to Rallying Non-Government Sectors Boosted Fund Returns

Federated: Our portion of the Fund outperformed the benchmark during the annual period primarily due to effective sector allocation. Security selection and yield curve positioning also contributed positively, albeit more modestly. Duration positioning detracted.

Overall, an overweight allocation to the credit sectors — including high-yield corporate bonds, emerging market bonds, commercial mortgage-backed securities and investment-grade corporate bonds — added significant value to our portion of the Fund’s results. Security selection as a whole also boosted performance, with notable outperformers including several metals and mining credits, such as ArcelorMittal, AngloGold Ashanti and Barrick Gold. Positions in Petrobras, PEMEX, Aflac and Sequoia also added value.

Yield curve positioning also helped. Our portion of the Fund was positioned for a steepening yield curve from the start of the annual period through the end of January 2014. This positioning added value throughout 2013 before giving back most of the gains as the yield curve began to flatten in January 2014. Early in March 2014, we moved to a flattening bias, which proved to be a positive contributor over the remainder of the annual period.

Conversely, an underweight allocation to agency mortgage-backed securities detracted, as mortgage-backed security spreads tightened despite reduced Fed buying. Duration positioning also detracted. Our portion of the Fund had a duration shorter than that of the benchmark for most of the annual period, which hurt as intermediate and long-term rates declined. What we call our Duration Pod anticipated that strong economic growth, a reversal in the declining inflation trend and Fed tapering would lead to higher rates. (Our Pods are critical decision making tools built around five crucial factors in bond fund strategy — duration management, sector allocation, yield curve analysis, currency management and security selection.) Instead, strong overseas buying, the gravitational pull of falling European yields and a dovish Fed chair caused interest rates to decline. There were no significant individual detractors from our portion of the Fund’s results during the annual period.

During the annual period, we used exchange-traded futures contracts, particularly U.S. Treasury futures, to implement duration and yield curve strategies.

TCW: Our portion of the Fund outperformed the benchmark during the annual period, predominantly due to its relative overweight allocations to rallying non-government sectors, particularly corporate financials and non-agency mortgage-backed securities.

Non-agency mortgage-backed securities were among the best performing fixed-income sectors. Solid fundamentals, such as improving roll rates, increased credit burnout, and a shorter foreclosure pipeline resulted in strong investor demand while supply remained limited given little to no new issuance. Our portion of the Fund’s overweight to financials — large domestic money center banks with strong balance sheets, in particular — also contributed to performance, as the sector significantly outpaced duration-matched U.S. Treasuries. Exposure to non-traditional asset-backed securities, such as student loans, boosted performance as well, given tightening spreads amid ongoing investor demand.

Quality Breakdown (%) (at August 31, 2014)
AAA rating	50.1
AA rating	6.3
A rating	10.1
BBB rating	20.5
BB rating	5.4
B rating	3.1
CCC rating	2.5
CC rating	0.3
D rating	0.6
Not rated	1.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody’s, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Annual Report 2014	5

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

Asset allocation does not assure a profit or protect against loss. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. See the Fund’s prospectus for information on these and other risks associated with the Fund. This effect is more pronounced for longer-term securities. The Fund should be considered part of an overall investment program, and not a complete investment program.

Our portion of the Fund held futures during the annual period as a method of managing duration. The defensive duration positioning of our portion of the Fund, which was maintained at just under one year shorter than that of the benchmark, was a modest drag on performance during the annual period, as U.S. Treasury yields generally declined. Risks accumulated over the prolonged period of Fed stimulus to date argued for an upward normalization of rates, particularly if inflation appeared. As a result, our portion of the Fund’s short relative duration positioning reflected a view that interest rate pressures would heighten. Additionally, a relative underweight to corporate bonds detracted from results, as the sector materially outpaced the benchmark. The underweight to industrials within the corporate bond sector particularly hurt.

Yield curve positioning had a neutral effect on our portion of the Fund’s results overall during the annual period.

Columbia Management: Our portion of the Fund outperformed the benchmark during the annual period, as effective sector allocation and issue selection overall contributed positively to relative results.

An overweight allocation to and issue selection in the investment-grade corporate bond sector, which outpaced the benchmark, helped our portion of the Fund’s performance most. Despite heavy new issuance supply, credit spreads tightened during the annual period as investors continued to seek higher yielding securities. Especially notable was our portion of the Fund’s allocation to higher yielding preferred debt securities, which are predominantly financial institutions. This segment performed well, benefiting from growing supply and stricter regulatory capital requirements. More specifically, a number of investments in high quality bank and insurance companies performed well, as regulators continued to force institutions to raise capital and lower their risk profile. Overweight allocations to commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities also boosted our portion of the Fund’s relative results. Having an underweight exposure to U.S. Treasury securities worked in our portion of the Fund’s favor as well.

Our portion of the Fund used U.S. Treasury futures, interest rate swaps and credit default swaps for hedging purposes to help manage duration and yield curve exposure and to help manage credit exposure. Yield curve positioning contributed positively. We had maintained a flattening bias within our portion of the Fund, which helped as longer term rates declined and shorter term rates rose, thus narrowing the yield differential across the maturity spectrum.

Conversely, duration positioning detracted from results. Our portion of the Fund maintained a duration modestly shorter than that of the benchmark, which detracted, as interest rates generally declined during the annual period. An overweight allocation to collateralized loan obligations also detracted modestly from performance, as these securities lagged other spread, or non-U.S. Treasury, sectors during the annual period.

Fed Policy and Economic Conditions Drove Portfolio Changes

Federated: Broadly speaking, our strategy remained consistent during the annual period, with a duration shorter than that of the benchmark and an overweight to credit sectors. That said, during the annual period, we did shorten duration even further relative to the benchmark, as our Duration Pod believed expanding economic growth in the U.S. would trump low European yields and other factors,

6	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

resulting in higher domestic rates. Also, as mentioned earlier, our portion of the Fund began the annual period with a steepening bias, anticipating that tapering Fed purchases would reduce support for the long-term end of the yield curve while the Fed held short-term rates steady. In March 2014, we repositioned into a flattener on the expectation the Fed would begin hiking rates sooner than the market anticipated. Overweights to the credit sectors were reduced for valuation reasons as spreads tightened to or through long-term averages. Our Currency Alpha Pod forecasted a stronger U.S. dollar throughout the annual period, limiting our portion of the Fund’s non-dollar exposure to several small tactical trades.

During the annual period, we purchased a 10-year Verizon bond based on the company’s superior network quality, industry-leading Long-Term Evolution (LTE) coverage, strong subscriber growth and robust free cash flow. We also purchased a bond of Entergy Transfer Partners, acquired due to a stable credit profile and cheap valuation within the energy sector. Based on our concerns about its long-term growth strategy, high level management turnover and declining profitability, we sold our portion of the Fund’s position in Hewlett-Packard. For valuation reasons, we sold a position in Apple.

At the end of August 2014, our portion of the Fund was overweight in high-yield and investment-grade corporate bonds and commercial mortgage-backed securities relative to the benchmark. At the same time, our portion of the Fund was underweight relative to the benchmark index in U.S. Treasury securities, agency securities and asset-backed securities and was rather neutral to the benchmark in agency mortgage-backed securities and emerging market bonds. Our portion of the Fund was positioned with a shorter duration than that of the benchmark at the end of the annual period.

TCW: Fed actions continued to dominate investor sentiment during the annual period, with markets continuously trying to interpret comments from Fed Chair Janet Yellen and predict the timing of future rate hikes. As a result of this market backdrop, in conjunction with the aging of the credit cycle, we undertook risk reduction efforts by moving up in quality and becoming more defensively positioned in anticipation of future potential volatility. Additionally, we trimmed exposure to corporate bonds, as valuations, in our view, had become less attractive from a risk/return standpoint. We increased our portion of the Fund’s exposure to the asset-backed securities sector with the addition of non-traditional securities, such as student loans. In general, we believe our portion of the Fund maintained sufficient liquidity to take advantage of opportunistic trades during periods of volatility.

At the end of the annual period, the low rate regime along the U.S. Treasury yield curve, offering what we considered to be insufficient compensation for assumed risk, led to a substantial underweight in the sector. The underweight remained offset by the significant allocation to non-agency mortgage-backed securities, with a preference toward floating rate issues given total return potential and some protection from higher interest rates. Asset-backed securities and commercial mortgage-backed securities represented relative overweights. Security selection focused on non-traditional asset-backed securities and, among commercial mortgage-backed securities, on agency-backed issues with some exposure to super-senior tranches of seasoned and de-levered non-agency commercial mortgage-backed securities. Corporate positioning continued to favor financials and utilities, which benefit from regulatory limits on leverage and maintain strong balance sheets versus unregulated industrials. Duration positioning was relatively consistent during the annual period, reflecting protection against elevated inflation risk after extensive Fed stimulus to date.

Annual Report 2014	7

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

Columbia Management: During the annual period, we sought to upgrade credit quality by opportunistically swapping out of industrial issues deemed to be overpriced into government-backed debt. This move to upgrade portfolio holdings into higher quality issuers detracted, as lower quality issues outperformed higher quality issues during the annual period. We increased our portion of the Fund’s allocations to collateralized loan obligations, to Small Business Association debt (SBAs) and to non-agency residential mortgage-backed securities. The increases in collateralized loan obligations and non-agency residential mortgage-backed securities were made as we sought to increase the yield of our portion of the Fund’s portfolio. The increase in SBAs was made to improve overall credit quality within the portfolio.

At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in investment-grade corporate bonds. Within the investment-grade corporate bond sector, the emphasis was on bonds rated BBB, preferred debt and the financials industry. Our portion of the Fund also maintained exposure to collateralized loan obligations and non-agency residential mortgage-backed securities, which are not components of the benchmark. Our portion of the Fund was underweight relative to the benchmark in agency mortgage-backed securities and U.S. Treasury securities at the end of the annual period.

Looking Ahead

Federated: At the end of the annual period, we believed the crucial determinant of bond market performance for the year ahead is the timing and pace of the Fed’s tightening cycle. Any deviation from the market’s expectation that rates will begin rising in the third quarter of 2015 and proceed at a gradual pace thereafter will likely significantly impact bond market returns. Our decision-making Pods are currently forecasting that interest rates will rise, the yield curve will flatten further, credit spreads will continue to grind tighter, government bonds will underperform and the U.S. dollar will strengthen. In turn, at the end of the annual period, our portion of the Fund was positioned with a shorter duration than that of the Barclays Index. We maintained a flattening bias and an overweight to credit, albeit less than earlier in the annual period. Our portion of the Fund was particularly overweight in longer term corporate bonds because any increase in rates, we believe, may well attract pension and other long-liability, yield-oriented buyers. At this time, we have increased our portion of the Fund’s exposure to mortgage-backed securities to a neutral position and remained underweight U.S. Treasury and agency securities. Finally, our portion of the Fund had little non-U.S. dollar exposure because our Currency Pod thinks the U.S. dollar will remain strong compared to other currencies for the remainder of 2014. In our present view, the biggest risk to most fixed-income portfolios is a sudden and rapid increase in the targeted federal funds rate. Should such a scenario be realized, we stand ready to adjust duration and reposition accordingly.

TCW: Our strategy at the end of the annual period continued to be largely influenced by a view that interest rate pressures will heighten over time and that late-stage credit cycle dynamics, such as increased leverage and looser underwriting standards, warrant a cautious and selective investment strategy. Our portion of the Fund’s interest rate risk is currently constrained via a shorter-than-benchmark duration position and selective asset allocation across non-government fixed-income sectors. At period end, we retained a constructive view on non-agency residential mortgage-backed securities, particularly among floating rate issues, which generally offer better total return potential and protection from higher

8	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

interest rates. Asset-backed securities and commercial mortgage-backed securities continued to represent relative overweights. Corporate credit, in our current view, has become less attractive, with leverage rising and yield spreads narrowing, thus informing an underweight, particularly among industrial credits. Instead, we intend to focus at this time within our portion of the Fund on financials and utilities as both are somewhat protected from increasing leverage due to regulatory oversight. Outside of the investment-grade segment, bank loans and high-yield corporate bonds remained a modest allocation, with a tilt toward issues that are higher in the capital structure and have shorter durations to reduce exposure to interest rate volatility. Risk reduction efforts are likely to continue, though some exposure may be added back during periods of volatility if levels are attractive.

Columbia: At the end of August 2014, we believed the Fed’s response to economic data over the next few months and its adjustments to monetary strategies will likely continue to be a driving factor in the performance of the fixed income markets. Geopolitical events — in Ukraine, Gaza, Syria and elsewhere — may cause movements in interest rates and a flight to quality, but we currently believe such actions are anticipated to be temporary in nature. Europe’s economic struggles may be an even bigger factor impacting markets going forward if the region’s growth rates and interest rates remain low.

Given this view, we currently intend to maintain our portion of the Fund’s duration close to that of the benchmark, as our strategy is to add value through sector allocation and security selection rather than duration positioning. We continue to favor a flattening yield curve bias and an overweight to investment-grade credit. Tighter monetary policy may move short-term rates higher with less impact on longer term rates. Thus, we see more value in credit than in the U.S. Treasury market at this time, even as spreads have tightened. We believe preferred debt of financial institutions is likely to remain in favor as the credit metrics have improved with additional regulatory capital requirements and balance sheet risk-reducing measures. While the “risk on” sentiment has been dominant for some time now, we continued to see value at the end of the annual period in sector allocation and security selection based on our research-based fundamental analysis, and we will maintain our disciplined investment strategy.

Annual Report 2014	9

Active Portfolios® Multi-Manager Core Plus Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.50	1,020.89	4.09	4.08	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

10	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 35.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	250,000	270,937

Bombardier, Inc.(b)
Senior Unsecured
01/15/16	4.250%	95,000	97,138
04/15/19	4.750%	72,000	72,900
03/15/20	7.750%	31,000	34,410
10/15/22	6.000%	83,000	84,453

Embraer SA Senior Unsecured
06/15/22	5.150%	1,750,000	1,874,687

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	124,000	130,975

L-3 Communications Corp.
05/28/24	3.950%	6,295,000	6,302,353

Textron, Inc. Senior Unsecured
03/01/24	4.300%	690,000	722,479

TransDigm, Inc.
10/15/20	5.500%	11,000	11,000
07/15/21	7.500%	326,000	356,155

TransDigm, Inc.(b)
07/15/22	6.000%	196,000	199,430
07/15/24	6.500%	331,000	339,275

Total			10,496,192

Airlines 0.9%
American Airlines Pass-Through Trust Series 2013-2 Class A
01/15/23	4.950%	7,079,762	7,637,647

Continental Airlines Pass-Through Trust
Pass-Through Certificates
Series 1997-4 Class A
01/02/18	6.900%	684,848	732,787
Series 1999-1 Class A
08/02/20	6.545%	2,150,796	2,392,760
Series 2007-1 Class A
10/19/23	5.983%	2,738,934	3,053,911

Delta Air Lines Pass-Through Trust Pass-Through Certificates
01/02/23	6.718%	3,482,275	4,074,262

JetBlue Airways Pass-Through Trust Pass-Through Certificates Series 2004-2 Class G-2(c)
05/15/18	0.684%	5,910,000	5,777,025

Southwest Airlines Co. Senior Unsecured
03/01/17	5.125%	5,000,000	5,421,465

U.S. Airways Pass-Through Trust
Pass-Through Certificates
12/03/26	4.625%	4,229,897	4,483,691
Series 2012-1 Class A
04/01/26	5.900%	3,708,395	4,181,216

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Airlines, Inc. Pass-Through Trust Pass-Through Certificates
07/15/18	9.750%	1,618,899	1,833,404

Total			39,588,168

Apartment REIT 0.4%
AvalonBay Communities, Inc.
Senior Unsecured
03/15/17	5.700%	500,000	551,576
03/15/20	6.100%	1,865,000	2,204,143

Essex Portfolio LP
08/15/22	3.625%	4,650,000	4,772,316

Mid-America Apartments LP
Senior Unsecured
10/01/15	5.500%	4,650,000	4,880,287
06/15/24	3.750%	2,100,000	2,109,204

Post Apartment Homes LP Senior Unsecured
12/01/22	3.375%	1,000,000	983,712

UDR, Inc.
01/10/22	4.625%	1,000,000	1,090,869
07/01/24	3.750%	1,600,000	1,617,349

Total			18,209,456

Automotive 1.1%
Affinia Group, Inc.
05/01/21	7.750%	400,000	412,000

Allison Transmission, Inc.(b)
05/15/19	7.125%	341,000	360,608

American Axle & Manufacturing, Inc.
02/15/19	5.125%	64,000	65,920
11/15/19	7.750%	175,000	199,719
03/15/21	6.250%	131,000	138,860
10/15/22	6.625%	325,000	349,375

American Honda Finance Corp. Senior Unsecured(b)
10/01/18	7.625%	2,250,000	2,745,513

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	1,637,000	1,760,839

Daimler Finance North America LLC(b)
01/11/17	2.950%	8,000,000	8,308,832
01/11/18	1.875%	2,000,000	2,015,044

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	104,000	110,890

Exide Technologies Senior Secured(d)
02/01/18	8.625%	75,000	29,250

Ford Motor Co.
Senior Unsecured
08/01/18	6.500%	1,975,000	2,299,935
02/01/29	6.375%	1,845,000	2,231,884
07/16/31	7.450%	2,862,000	3,898,473

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/15/43	4.750%	2,500,000	2,616,707
11/01/46	7.400%	1,215,000	1,709,692

Ford Motor Credit Co. LLC Senior Unsecured
05/09/16	1.700%	2,500,000	2,526,937
06/12/17	3.000%	1,600,000	1,659,430
09/20/22	4.250%	1,100,000	1,175,307

Gates Global LLC/Co.(b)
07/15/22	6.000%	388,000	384,120

General Motors Co. Senior Unsecured
10/02/18	3.500%	1,169,000	1,193,841
10/02/23	4.875%	178,000	190,460

General Motors Financial Co., Inc.
07/10/19	3.500%	125,000	125,895

Harley-Davidson Financial Services, Inc.(b)
03/15/17	2.700%	1,380,000	1,425,577

Hyundai Capital America Senior Unsecured(b)
08/09/18	2.875%	1,250,000	1,289,385

Hyundai Capital Services, Inc. Senior Unsecured(b)
07/27/16	4.375%	2,000,000	2,114,040

International Automotive Components Group SA Secured(b)
06/01/18	9.125%	250,000	265,625

JB Poindexter & Co., Inc. Senior Unsecured(b)
04/01/22	9.000%	250,000	277,500

Jaguar Land Rover Automotive PLC(b)
05/15/21	8.125%	225,000	250,313
02/01/23	5.625%	42,000	44,310

Lear Corp.
01/15/23	4.750%	500,000	502,500

Magna International, Inc. Senior Unsecured
06/15/24	3.625%	1,100,000	1,117,764

Metalsa SA de CV(b)
04/24/23	4.900%	150,000	147,375

Nissan Motor Acceptance Corp. Senior Unsecured(b)
09/12/17	1.950%	2,500,000	2,526,627

RCI Banque SA(b) Senior Unsecured
04/12/16	4.600%	1,120,000	1,181,466
04/03/18	3.500%	4,000,000	4,170,928

Schaeffler Finance BV Senior Secured(b)
05/15/21	4.250%	200,000	199,500

Schaeffler Holding Finance BV Senior Secured PIK(b)
08/15/18	6.875%	400,000	421,500

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Stackpole International Intermediate Co. Senior Secured(b)
10/15/21	7.750%	350,000	357,000

Tenedora Nemak SA de CV Senior Unsecured(b)
02/28/23	5.500%	200,000	206,000

UCI International, Inc.
02/15/19	8.625%	525,000	501,375

Total			53,508,316

Banking 7.5%
ADIB Capital Invest 1 Ltd.(c)
12/31/49	6.375%	200,000	209,250

Abbey National Treasury Services PLC(b)
11/10/14	3.875%	2,375,000	2,391,034

Agromercantil Senior Trust(b)
04/10/19	6.250%	115,000	119,961

Ally Financial, Inc.
01/30/17	2.750%	425,000	427,656
09/10/18	4.750%	575,000	605,188
03/15/20	8.000%	313,000	380,295

BB&T Corp. Senior Unsecured
02/01/19	2.250%	1,600,000	1,617,283

BNP Paribas SA(b)(c)
06/29/49	5.186%	3,760,000	3,816,400

Banco ABC Brasil SA Subordinated Notes(b)
04/08/20	7.875%	250,000	271,875

Banco BTG Pactual SA Subordinated Notes
09/28/22	5.750%	200,000	197,000

Banco Santander SA Senior Unsecured(b)
11/09/22	4.125%	150,000	151,500

Banco de Credito del Peru Subordinated Notes(c)
04/24/27	6.125%	80,000	85,600

Bank of America Corp. Senior Unsecured
09/01/15	3.700%	5,640,000	5,806,245
01/11/18	2.000%	4,000,000	4,017,664
01/24/22	5.700%	4,800,000	5,575,392
01/11/23	3.300%	6,732,000	6,676,030
Subordinated Notes
05/02/17	5.700%	2,120,000	2,336,530

Bank of America NA Subordinated Notes(c)
06/15/16	0.511%	3,924,000	3,900,440

Bank of Montreal Senior Unsecured
04/09/18	1.450%	750,000	743,396
01/25/19	2.375%	3,143,000	3,199,829

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	800,000	917,585

Bank of New York Mellon Corp. (The)(c)
12/29/49	4.500%	6,147,000	5,732,077

Barclays Bank PLC(c)
12/15/49	6.278%	1,260,000	1,310,400
12/31/49	6.625%	6,451,000	6,354,235
12/31/49	8.250%	925,000	979,741
Subordinated Notes
04/10/23	7.750%	736,000	818,800

Burgan Finance No. 1 (Jersey) Ltd.
09/29/20	7.875%	100,000	113,750

Capital One Bank NA Senior Unsecured
07/23/21	2.950%	1,050,000	1,050,257

Capital One Financial Corp. Senior Unsecured
11/21/18	2.150%	1,150,000	1,153,143

Citigroup, Inc. Senior Unsecured
11/15/16	1.300%	750,000	752,314
01/10/17	4.450%	1,000,000	1,072,206
08/15/17	6.000%	4,000,000	4,497,416
05/15/18	6.125%	1,250,000	1,433,643
09/26/18	2.500%	5,250,000	5,318,686
08/09/20	5.375%	10,000,000	11,431,200
Subordinated Notes
09/13/25	5.500%	2,315,000	2,593,620
08/25/36	6.125%	3,650,000	4,275,785

Citigroup, Inc.(c)
04/29/49	5.350%	460,000	439,240
Senior Unsecured
07/25/16	1.194%	3,000,000	3,028,890
08/14/17	0.723%	6,620,000	6,620,093
05/15/18	1.934%	2,275,000	2,366,121

Citizens Financial Group, Inc. Subordinated Notes(b)
09/28/22	4.150%	2,000,000	2,030,746

Comerica, Inc. Senior Unsecured
05/23/19	2.125%	645,000	644,466
Subordinated Notes
07/22/26	3.800%	900,000	907,281

Commonwealth Bank of Australia Senior Unsecured(b)
10/15/14	3.750%	1,000,000	1,004,096

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(b)(c)
12/31/49	11.000%	2,025,000	2,683,125

Corpbanca SA Senior Unsecured
01/15/18	3.125%	200,000	201,564

Credit Agricole SA(b)(c)
12/31/49	8.375%	1,122,000	1,302,923

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse(c)
04/10/15	0.474%	2,000,000	2,002,955
08/24/15	0.555%	8,000,000	7,996,056

Discover Bank Senior Unsecured
02/21/18	2.000%	680,000	682,534

Discover Financial Services Senior Unsecured
04/27/22	5.200%	2,187,000	2,429,834
11/21/22	3.850%	2,503,000	2,563,247

Fifth Third Bancorp Senior Unsecured
03/01/19	2.300%	310,000	311,191

Fifth Third Bancorp(c)
12/31/49	5.100%	6,540,000	6,237,525

Finansbank AS(b) Senior Unsecured
11/01/17	5.150%	200,000	205,440
04/30/19	6.250%	200,000	209,002

Goldman Sachs Group, Inc. (The) Senior Unsecured
05/03/15	3.300%	1,670,000	1,701,538
01/18/18	5.950%	4,000,000	4,513,600
04/01/18	6.150%	4,810,000	5,480,447
07/19/18	2.900%	2,200,000	2,260,044
01/24/22	5.750%	2,500,000	2,901,312

Goldman Sachs Group, Inc. (The)(c) Senior Unsecured
11/29/23	1.835%	1,675,000	1,721,783

Grupo Aval Ltd.
02/01/17	5.250%	200,000	212,000

HBOS PLC(b) Subordinated Notes
05/21/18	6.750%	13,922,000	15,952,384
11/01/33	6.000%	5,600,000	6,442,856

HSBC USA, Inc. Senior Unsecured
01/16/18	1.625%	3,000,000	3,009,963
06/23/24	3.500%	3,600,000	3,679,520
Subordinated Notes
09/27/20	5.000%	1,985,000	2,200,879

Huntington National Bank (The) Senior Unsecured
04/01/19	2.200%	1,500,000	1,501,066

ICICI Bank Ltd. Senior Unsecured
11/25/16	4.750%	200,000	210,914
11/16/20	5.750%	200,000	221,429

JPMorgan Chase & Co. Senior Unsecured
01/15/18	6.000%	1,400,000	1,590,715
04/23/19	6.300%	5,000,000	5,868,975
10/15/20	4.250%	2,000,000	2,163,828
01/24/22	4.500%	1,000,000	1,095,606
01/25/23	3.200%	1,845,000	1,838,253

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Subordinated Notes
05/01/23	3.375%		1,000,000	984,832

JPMorgan Chase & Co.(c)
12/29/49	5.150%		5,438,000	5,295,252

JPMorgan Chase Bank NA Subordinated Notes
10/01/17	6.000%		2,605,000	2,946,815

JPMorgan Chase Bank NA(c) Subordinated Notes
06/13/16	0.560%		1,500,000	1,498,695

JPMorgan Chase Capital XXI(c)
02/02/37	1.189%		29,852,000	25,821,980

JPMorgan Chase Capital XXIII(c)
05/15/47	1.234%		10,340,000	8,525,330

KBC Groep NV(c)
12/31/49	5.625%	EUR	1,851,000	2,419,961

Lloyds Banking Group PLC(b)(c)
11/29/49	6.267%		576,000	587,520
12/31/49	6.413%		1,497,000	1,624,245
12/31/49	6.657%		3,692,000	4,042,740

M&T Bank Corp.
12/31/49	6.875%		3,909,000	3,990,882
Senior Unsecured
07/25/19	2.250%		3,000,000	3,003,633

M&T Bank Corp.(c) Senior Unsecured
01/30/17	0.611%		700,000	701,445

MUFG Union Bank NA Senior Unsecured
09/26/18	2.625%		1,925,000	1,974,606
05/06/19	2.250%		825,000	828,106

Macquarie Bank Ltd. Subordinated Notes(b)
04/07/21	6.625%		5,360,000	6,226,948

Mellon Capital IV(c)
06/29/49	4.000%		250,000	212,500

Morgan Stanley Senior Unsecured
03/22/17	4.750%		4,000,000	4,326,764
08/28/17	6.250%		1,600,000	1,811,330
07/24/42	6.375%		4,300,000	5,596,867

National Australia Bank Ltd. Senior Unsecured
08/07/15	1.600%		1,250,000	1,264,609
03/09/17	2.750%		2,500,000	2,603,342

Natixis(b)(c)
12/31/49	10.000%		1,805,000	2,134,412

PNC Financial Services Group, Inc. (The)(c)
05/29/49	4.454%		4,809,000	4,812,607

PNC Funding Corp.
09/19/16	2.700%		2,800,000	2,896,698

Rabobank Capital Funding Trust III(b)(c)
12/31/49	5.254%		3,335,000	3,501,750

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Scotland Group PLC Senior Unsecured
09/18/15	2.550%	7,000,000	7,123,221
Subordinated Notes
05/28/24	5.125%	16,000	16,318

Royal Bank of Scotland PLC (The) Subordinated Notes(c)
03/16/22	9.500%	2,115,000	2,448,112

Santander Holdings USA, Inc. Senior Unsecured
08/27/18	3.450%	6,029,000	6,328,050

State Street Capital Trust IV(c)
06/01/67	1.231%	3,867,000	3,340,121

State Street Corp.
03/15/18	4.956%	6,115,000	6,679,366

SunTrust Banks, Inc. Senior Unsecured
05/01/19	2.500%	1,770,000	1,787,335

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	131,000	148,030

Turkiye Garanti Bankasi AS Senior Unsecured(b)
09/13/22	5.250%	200,000	201,000

Turkiye Is Bankasi AS Senior Unsecured(b)
06/25/21	5.000%	200,000	197,989

Turkiye Vakiflar Bankasi Tao Senior Unsecured(b)
10/31/18	5.000%	200,000	203,320

U.S. Bancorp Subordinated Notes
07/15/22	2.950%	1,905,000	1,893,726

UBS AG Senior Unsecured
08/14/19	2.375%	3,500,000	3,511,651

UBS Preferred Funding Trust V(c)
05/29/49	6.243%	3,825,000	4,042,547

Vesey Street Investment Trust 1(c)
09/01/16	4.404%	480,000	510,206

Wachovia Capital Trust III(c)
03/29/49	5.570%	4,073,000	3,991,540

Wells Fargo & Co.(c)
12/31/49	5.900%	3,690,000	3,865,275

Wells Fargo Capital X
12/15/36	5.950%	965,000	984,300

Westpac Banking Corp. Senior Unsecured
11/19/19	4.875%	1,200,000	1,355,015

Zenith Bank PLC Senior Unsecured(b)
04/22/19	6.250%	200,000	199,757

Total			349,227,615

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.3%
Cantor Fitzgerald LP(b)
10/15/19	7.875%	1,600,000	1,760,320

E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	186,000	199,485

Janus Capital Group, Inc. Senior Unsecured
06/15/17	6.700%	1,000,000	1,123,895

Jefferies Group LLC Senior Unsecured
07/15/19	8.500%	2,800,000	3,495,100
01/20/23	5.125%	1,000,000	1,083,454
01/20/43	6.500%	600,000	670,903

NASDAQ OMX Group, Inc. (The) Senior Unsecured
01/15/20	5.550%	600,000	666,889

Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(b)
03/15/22	5.875%	300,000	322,500

Nuveen Investments, Inc. Senior Unsecured(b)
10/15/20	9.500%	204,000	238,137

Raymond James Financial, Inc. Senior Unsecured
04/15/16	4.250%	3,345,000	3,516,856

Stifel Financial Corp. Senior Unsecured
07/18/24	4.250%	750,000	763,003

TD Ameritrade Holding Corp.
12/01/14	4.150%	1,000,000	1,008,997

Total			14,849,539

Building Materials 0.2%
Allegion US Holding Co., Inc.
10/01/21	5.750%	288,000	301,680

American Builders & Contractors Supply Co., Inc. Senior Unsecured(b)
04/15/21	5.625%	320,000	325,600

Building Materials Corp. of America(b)
03/15/20	7.500%	300,000	318,000

CIMPOR Financial Operations BV(b)
07/17/24	5.750%	200,000	197,000

CPG Merger Sub LLC(b)
10/01/21	8.000%	250,000	261,875

Cemex Espana SA Senior Secured(b)
04/30/19	9.875%	1,000,000	1,135,000

Gibraltar Industries, Inc.
02/01/21	6.250%	56,000	58,100

HD Supply, Inc.
07/15/20	7.500%	85,000	91,375
Secured
04/15/20	11.000%	105,000	121,538

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Masco Corp. Senior Unsecured
04/15/18	6.625%	600,000	660,000
03/15/22	5.950%	3,000,000	3,273,750

Masonite International Corp.(b)
04/15/21	8.250%	250,000	271,250

Nortek, Inc.
12/01/18	10.000%	32,000	33,920
04/15/21	8.500%	816,000	887,400

Odebrecht Finance Ltd.(b)
06/27/29	5.250%	200,000	202,750
12/31/49	7.500%	100,000	102,750

Ply Gem Industries, Inc.(b)
02/01/22	6.500%	200,000	198,500

RSI Home Products, Inc. Secured(b)
03/01/18	6.875%	150,000	157,500

Rearden G Holdings EINS GmbH(b)
03/30/20	7.875%	125,000	132,000

Roofing Supply Group LLC/Finance, Inc.(b)
06/01/20	10.000%	250,000	264,375

USG Corp.(b)
11/01/21	5.875%	83,000	87,150

Total			9,081,513

Cable and Satellite 0.9%
CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	61,000	62,373
04/30/21	6.500%	75,000	79,688
01/31/22	6.625%	107,000	114,886
09/30/22	5.250%	76,000	77,140
09/01/23	5.750%	1,000,000	1,027,500

COX Communications, Inc. Senior Unsecured(b)
12/15/22	3.250%	500,000	491,246

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	33,000	37,703
02/15/19	8.625%	44,000	51,700

CSC Holdings LLC(b) Senior Unsecured
06/01/24	5.250%	24,000	23,760

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	64,000	70,400

Cablevision Systems Corp. Senior Unsecured
04/15/20	8.000%	90,000	102,600

Cequel Communications Holdings I LLC/Capital Corp.(b) Senior Unsecured
09/15/20	6.375%	435,000	456,750
12/15/21	5.125%	175,000	173,469

Cogeco Cable, Inc.(b)
05/01/20	4.875%	38,000	38,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comcast Corp.
01/15/17	6.500%	1,700,000	1,918,346
07/15/22	3.125%	3,780,000	3,870,164
02/15/25	3.375%	900,000	909,895

DIRECTV Holdings LLC/Financing Co., Inc.
03/01/21	5.000%	1,171,000	1,312,258
04/01/24	4.450%	450,000	482,815
03/01/41	6.375%	1,500,000	1,863,067
03/15/42	5.150%	500,000	538,340

DISH DBS Corp.
05/01/20	5.125%	675,000	691,875
06/01/21	6.750%	290,000	324,423
07/15/22	5.875%	50,000	53,060

Hughes Satellite Systems Corp.
06/15/21	7.625%	42,000	47,460
Senior Secured
06/15/19	6.500%	111,000	122,100

Inmarsat Finance PLC(b)
05/15/22	4.875%	200,000	200,500

Intelsat Jackson Holdings SA
10/15/20	7.250%	288,000	308,160
12/15/22	6.625%	650,000	679,250
08/01/23	5.500%	125,000	124,531
Senior Unsecured
04/01/21	7.500%	4,135,000	4,476,137

Intelsat Luxembourg SA
06/01/21	7.750%	216,000	227,880
06/01/23	8.125%	695,000	752,337

Mediacom Broadband LLC/Corp.(b)
04/15/21	5.500%	17,000	17,213

NBCUniversal Enterprise, Inc.(b)
04/15/19	1.974%	2,175,000	2,167,589

NBCUniversal Media LLC
04/30/20	5.150%	2,280,000	2,609,900
01/15/23	2.875%	720,000	718,931

Numericable Group SA(b) Senior Secured
05/15/22	6.000%	464,000	477,920
05/15/24	6.250%	200,000	206,250

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	117,000	119,925

Time Warner Cable, Inc.
02/01/20	5.000%	1,500,000	1,683,596
09/01/21	4.000%	1,500,000	1,609,647
05/01/37	6.550%	3,535,000	4,529,063
09/01/41	5.500%	3,445,000	3,987,319

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b)
01/15/23	5.500%	325,000	333,515

Videotron Ltd.
07/15/22	5.000%	107,000	109,943

Videotron Ltd.(b)
06/15/24	5.375%	31,000	31,620

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(b)
04/15/23	6.375%	300,000	319,500

Total			40,632,124

Chemicals 0.2%
Ashland, Inc.
08/15/22	4.750%	300,000	300,375
Senior Unsecured
04/15/18	3.875%	50,000	51,188

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b)
05/01/21	7.375%	557,000	605,737

Axiall Corp.
05/15/23	4.875%	50,000	50,063

Celanese U.S. Holdings LLC
06/15/21	5.875%	116,000	127,310

Compass Minerals International, Inc.(b)
07/15/24	4.875%	200,000	198,000

Dow Chemical Co. (The) Senior Unsecured
05/15/19	8.550%	500,000	636,992

Eagle Spinco, Inc.
02/15/21	4.625%	225,000	225,281

Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02/01/18	8.875%	575,000	596,562

Huntsman International LLC
11/15/20	4.875%	90,000	91,800

INEOS Group Holdings SA(b)
02/15/19	5.875%	115,000	117,875

Incitec Pivot Finance LLC(b)
12/10/19	6.000%	1,000,000	1,133,459

JM Huber Corp. Senior Unsecured(b)
11/01/19	9.875%	213,000	239,625

LYB International Finance BV
03/15/44	4.875%	3,250,000	3,499,210

NOVA Chemicals Corp. Senior Unsecured(b)
08/01/23	5.250%	72,000	77,580

OCP SA(b) Senior Unsecured
04/25/24	5.625%	200,000	211,500
04/25/44	6.875%	200,000	215,000

PQ Corp. Secured(b)
05/01/18	8.750%	276,000	296,010

Sibur Securities Ltd.
01/31/18	3.914%	200,000	182,000

Total			8,855,567

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.1%
Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	53,000	57,505

CNH Industrial Capital LLC
04/15/18	3.625%	104,000	104,780

Case New Holland Industrial, Inc.
12/01/17	7.875%	205,000	234,212

Caterpillar Financial Services Corp. Senior Unsecured
11/25/16	1.000%	1,500,000	1,504,245

Caterpillar, Inc. Senior Unsecured
06/26/22	2.600%	1,675,000	1,647,575

Columbus McKinnon Corp.
02/01/19	7.875%	113,000	119,498

Jurassic Holdings III, Inc. Secured(b)
02/15/21	6.875%	275,000	281,187

United Rentals North America, Inc.
09/15/20	8.375%	525,000	572,250
04/15/22	7.625%	103,000	115,618
06/15/23	6.125%	101,000	107,818
11/15/24	5.750%	89,000	93,228
Secured
07/15/18	5.750%	139,000	146,297

Total			4,984,213

Consumer Cyclical Services 0.2%
ADT Corp. (The) Senior Unsecured
07/15/22	3.500%	85,000	75,863

APX Group, Inc.
12/01/20	8.750%	88,000	87,560
Senior Secured
12/01/19	6.375%	188,000	190,820

APX Group, Inc.(b) Senior Unsecured
12/01/20	8.750%	48,000	47,820

Amazon.com, Inc. Senior Unsecured
11/29/22	2.500%	2,975,000	2,843,993

Expedia, Inc.
08/15/20	5.950%	1,380,000	1,561,010
08/15/24	4.500%	350,000	352,934

Garda World Security Corp.(b)
11/15/21	7.250%	250,000	252,638
11/15/21	7.250%	125,000	127,969

Hearthside Group Holdings LLC/Finance Co.(b)
05/01/22	6.500%	425,000	423,937

Light Tower Rentals, Inc. Senior Secured(b)
08/01/19	8.125%	100,000	102,500

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Monitronics International, Inc.
04/01/20	9.125%	138,000	147,833

Service Corp. International Senior Unsecured
01/15/22	5.375%	60,000	62,100

ServiceMaster Co. (The)
02/15/20	8.000%	503,000	539,467
08/15/20	7.000%	230,000	245,813

Total			7,062,257

Consumer Products 0.1%
FGI Operating Co. LLC/Finance, Inc. Secured
05/01/20	7.875%	150,000	157,500

First Quality Finance Co., Inc. Senior Unsecured(b)
05/15/21	4.625%	225,000	213,188

Hasbro, Inc. Senior Unsecured
05/15/44	5.100%	1,375,000	1,462,103

PC Nextco Holdings LLC/Finance, Inc. Senior Unsecured(b)
08/15/19	8.750%	425,000	436,688

Party City Holdings, Inc.
08/01/20	8.875%	400,000	441,000

Prestige Brands, Inc. Senior Unsecured(b)
12/15/21	5.375%	350,000	347,375

Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	651,000	701,452

Spectrum Brands, Inc.
03/15/20	6.750%	354,000	377,010
11/15/20	6.375%	92,000	99,130
11/15/22	6.625%	250,000	270,625

Springs Industries, Inc. Senior Secured
06/01/21	6.250%	507,000	509,535

Tempur Sealy International, Inc.
12/15/20	6.875%	46,000	49,795

Total			5,065,401

Diversified Manufacturing 0.3%
ABB Finance U.S.A., Inc.
05/08/22	2.875%	630,000	630,423

Amsted Industries, Inc.(b)
03/15/22	5.000%	95,000	95,713

Entegris, Inc.(b)
04/01/22	6.000%	363,000	373,890

Gardner Denver, Inc. Senior Unsecured(b)
08/15/21	6.875%	541,000	572,107

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Co. Senior Unsecured
10/09/42	4.125%	6,814,000	6,982,258
03/11/44	4.500%	1,275,000	1,387,640

Hamilton Sundstrand Corp. Senior Unsecured(b)
12/15/20	7.750%	660,000	706,200

Hutchison Whampoa International Ltd.(c)
12/31/49	6.000%	100,000	107,861

Mcron Finance Sub LLC/Corp. Senior Secured(b)
05/15/19	8.375%	260,000	281,450

Metalloinvest Finance Ltd.(b)
04/17/20	5.625%	1,500,000	1,368,750

Rexel SA(b) Senior Unsecured
12/15/19	6.125%	350,000	364,875
06/15/20	5.250%	250,000	256,748

Valmont Industries, Inc.
04/20/20	6.625%	1,065,000	1,265,228

WESCO Distribution, Inc.
12/15/21	5.375%	325,000	329,062

Total			14,722,205

Electric 2.3%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	65,000	74,425

Alabama Power Co. Senior Unsecured
03/15/41	5.500%	3,194,000	3,991,995
01/15/42	4.100%	1,209,000	1,225,305

American Electric Power Co., Inc. Senior Unsecured
12/15/22	2.950%	750,000	740,477

American Transmission Systems, Inc. Senior Unsecured(b)
01/15/22	5.250%	2,200,000	2,427,696

Appalachian Power Co. Senior Unsecured
01/15/20	7.950%	1,000,000	1,269,309

CMS Energy Corp. Senior Unsecured
02/15/18	5.050%	4,178,000	4,625,666

Calpine Corp. Senior Unsecured
01/15/25	5.750%	500,000	505,000

Calpine Corp.(b) Senior Secured
01/15/22	6.000%	185,000	199,800
01/15/24	5.875%	75,000	80,250

Commonwealth Edison Co. 1st Mortgage
03/15/36	5.900%	1,125,000	1,445,329

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/18	5.850%	3,000,000	3,431,394

DPL, Inc. Senior Unsecured
10/15/21	7.250%	4,110,000	4,356,600

Dominion Resources, Inc. Senior Unsecured
01/15/19	8.875%	800,000	1,020,493

Duke Energy Carolinas LLC 1st Refunding Mortgage
09/30/42	4.000%	4,173,000	4,171,973

Duke Energy Ohio, Inc. 1st Mortgage
09/01/23	3.800%	9,000	9,589

Duke Energy Progress, Inc. 1st Mortgage
03/30/44	4.375%	2,800,000	2,966,911

Duquesne Light Holdings, Inc. Senior Unsecured(b)
09/15/20	6.400%	5,000,000	5,916,935

Enel Finance International NV(b)
10/07/14	3.875%	630,000	632,066

Entergy Mississippi, Inc.
07/01/23	3.100%	2,000,000	2,013,086

Exelon Generation Co. LLC Senior Unsecured
10/01/41	5.750%	2,000,000	2,262,654

FirstEnergy Corp. Senior Unsecured
03/15/18	2.750%	530,000	536,003
11/15/31	7.375%	2,220,000	2,696,194

FirstEnergy Transmission LLC(b) Senior Unsecured
01/15/25	4.350%	4,870,000	4,985,887
07/15/44	5.450%	1,000,000	1,033,076

Georgia Power Co. Senior Unsecured
09/01/40	4.750%	1,061,000	1,170,389

Inkia Energy Ltd. Senior Unsecured
04/04/21	8.375%	200,000	218,000

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	3,130,000	3,317,800

Jersey Central Power & Light Co. Senior Unsecured(b)
04/01/24	4.700%	500,000	541,895

MidAmerican Energy Co. 1st Mortgage
10/15/24	3.500%	1,540,000	1,597,859
10/15/44	4.400%	3,365,000	3,589,240

NRG Energy, Inc.
03/15/23	6.625%	150,000	159,000

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.(b)
07/15/22	6.250%	241,000	252,749

NRG Yield Operating LLC(b)
08/15/24	5.375%	225,000	232,875

National Rural Utilities Cooperative Finance Corp.
11/01/18	10.375%	2,500,000	3,334,477

Nevada Power Co.
05/15/18	6.500%	2,486,000	2,898,713

NextEra Energy Capital Holdings, Inc.
06/15/23	3.625%	3,000,000	3,074,919

Niagara Mohawk Power Corp. Senior Unsecured(b)
08/15/19	4.881%	910,000	1,014,813

Nrg Energy, Inc.(b)
05/01/24	6.250%	350,000	361,375

Oncor Electric Delivery Co. LLC Senior Secured
09/30/40	5.250%	5,592,000	6,746,480

PPL Capital Funding, Inc.
06/01/18	1.900%	1,675,000	1,675,992
06/15/22	4.200%	1,508,000	1,623,498
06/01/23	3.400%	6,572,000	6,633,948
03/15/24	3.950%	1,200,000	1,252,868

PSEG Power LLC
11/15/18	2.450%	840,000	852,646

Pacific Gas & Electric Co. Senior Unsecured
06/15/23	3.250%	6,331,000	6,367,011
01/15/40	5.400%	420,000	492,966

Southern California Edison Co. 1st Refunding Mortgage
09/01/40	4.500%	1,212,000	1,320,099

Trans-Allegheny Interstate Line Co. Senior Unsecured(b)
01/15/15	4.000%	1,640,000	1,658,209

Tucson Electric Power Co. Senior Unsecured
03/15/23	3.850%	3,100,000	3,148,555

UIL Holdings Corp. Senior Unsecured
10/01/20	4.625%	300,000	313,749

Virginia Electric and Power Co. Senior Unsecured
06/30/19	5.000%	1,280,000	1,446,587

Total			107,914,825

Finance Companies 1.2%
AerCap Ireland Capital Ltd./Global Aviation Trust(b)
05/15/21	4.500%	439,000	448,307

Air Lease Corp. Senior Unsecured
03/01/20	4.750%	210,000	223,650

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aircastle Ltd. Senior Unsecured
03/15/21	5.125%	63,000	64,103

Aviation Capital Group Corp. Senior Unsecured(b)
04/06/21	6.750%	6,000	6,779

CIT Group, Inc. Senior Unsecured
05/15/17	5.000%	2,000,000	2,112,500
08/15/17	4.250%	3,000,000	3,112,500
03/15/18	5.250%	770,000	821,975
08/01/23	5.000%	325,000	339,300

CIT Group, Inc.(b) Senior Unsecured
02/15/19	5.500%	377,000	404,332

GE Capital Trust I(c)
11/15/67	6.375%	2,137,000	2,371,401

General Electric Capital Corp. Senior Unsecured
07/12/16	1.500%	3,000,000	3,041,538
01/08/20	5.500%	5,000,000	5,775,234
10/17/21	4.650%	1,700,000	1,904,609
09/07/22	3.150%	3,778,000	3,830,231
01/09/23	3.100%	6,000,000	6,013,080
01/14/38	5.875%	4,580,000	5,692,455

General Electric Capital Corp.(c) Senior Unsecured
08/15/36	0.714%	5,380,000	4,624,223
Subordinated Notes
11/15/67	6.375%	3,097,000	3,434,263

HSBC Finance Capital Trust IX(c)
11/30/35	5.911%	2,365,000	2,450,731

HSBC Finance Corp. Senior Subordinated Notes
01/15/21	6.676%	7,125,000	8,551,852

International Lease Finance Corp. Senior Unsecured
04/15/18	3.875%	19,000	19,309
12/15/20	8.250%	321,000	392,422
04/15/21	4.625%	275,000	281,545
08/15/22	5.875%	625,000	682,812

Navient LLC Senior Unsecured
01/15/19	5.500%	20,000	21,250
01/25/22	7.250%	74,000	82,603

Provident Funding Associates LP/Finance Corp.(b)
06/15/21	6.750%	172,000	173,075
Senior Unsecured
02/15/19	10.125%	28,000	30,135

Springleaf Finance Corp.
12/15/17	6.900%	74,000	80,938
06/01/20	6.000%	90,000	94,275
10/01/21	7.750%	84,000	95,340
10/01/23	8.250%	62,000	71,145

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iStar Financial, Inc Senior Unsecured
07/01/19	5.000%	109,000	109,000

Total			57,356,912

Food and Beverage 0.6%
Ajecorp BV(b)
05/14/22	6.500%	200,000	192,000

Aramark Services, Inc.
03/15/20	5.750%	831,000	870,472

B&G Foods, Inc.
06/01/21	4.625%	125,000	123,125

Big Heart Pet Brands
02/15/19	7.625%	571,000	589,557

Campbell Soup Co. Senior Unsecured
08/02/42	3.800%	1,954,000	1,715,729

Coca-Cola Co. (The) Senior Unsecured
11/01/23	3.200%	1,655,000	1,687,306

Coca-Cola Femsa SAB de CV
11/26/18	2.375%	1,000,000	1,012,980
02/15/20	4.625%	1,500,000	1,644,510

ConAgra Foods, Inc. Senior Unsecured
01/25/23	3.200%	1,781,000	1,755,163
08/15/39	6.625%	1,000,000	1,265,215

Corporacion Lindley SA Senior Unsecured(b)
04/12/23	4.625%	150,000	145,125

Darling Ingredients, Inc.(b)
01/15/22	5.375%	235,000	243,813

Diamond Foods, Inc.(b)
03/15/19	7.000%	30,000	30,788

Fomento Economico Mexicano SAB de CV Senior Unsecured
05/10/43	4.375%	200,000	192,302

Gruma SAB de CV Senior Unsecured
12/31/49	7.750%	40,000	40,500

Grupo Bimbo SAB de CV(b)
01/25/22	4.500%	1,940,000	2,065,324
06/27/24	3.875%	450,000	453,911

HJ Heinz Co. Secured
10/15/20	4.250%	775,000	785,656

Heineken NV Senior Unsecured(b)
10/01/42	4.000%	690,000	658,799

JBS Investments GmbH(b)
10/28/20	7.750%	200,000	216,000

Kerry Group Financial Services(b)
04/09/23	3.200%	3,000,000	2,934,738

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mondelez International, Inc. Senior Unsecured
02/01/24	4.000%	4,000,000	4,205,288

PepsiCo, Inc. Senior Unsecured
03/01/24	3.600%	2,000,000	2,082,348

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	610,000	608,475

Post Holdings, Inc.(b)
12/15/22	6.000%	144,000	141,840

Shearer’s Foods, Inc. LLC/Chip Finance Corp. Senior Secured(b)
11/01/19	9.000%	175,000	191,625

Smithfield Foods, Inc. Senior Unsecured
08/15/22	6.625%	150,000	165,000

Smithfield Foods, Inc.(b) Senior Unsecured
08/01/18	5.250%	50,000	52,000
08/01/21	5.875%	425,000	454,750

TreeHouse Foods, Inc.
03/15/22	4.875%	50,000	50,938

Tyson Foods, Inc.
06/15/22	4.500%	2,000,000	2,160,956
08/15/44	5.150%	200,000	212,999

U.S Foods, Inc.
06/30/19	8.500%	400,000	426,400

Wm. Wrigley Jr., Co. Senior Unsecured(b)
10/21/18	2.400%	655,000	665,819

Total			30,041,451

Foreign Agencies 0.1%
Brazil Minas SPE via State of Minas Gerais(b)
02/15/28	5.333%	1,200,000	1,197,315

Dubai Electricity & Water Authority Senior Unsecured(b)
10/21/20	7.375%	350,000	431,375

KazAgro National Management Holding JSC Senior Unsecured(b)
05/24/23	4.625%	400,000	388,878

Petroleos Mexicanos U.S. Government Guaranteed
12/20/22	1.700%	871,250	819,986

Vnesheconombank Via VEB Finance PLC Senior Unsecured
07/05/22	6.025%	200,000	180,500

Total			3,018,054

Gaming 0.1%
Chester Downs & Marina LLC/Finance Corp. Senior Secured(b)
02/01/20	9.250%	150,000	144,000

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Churchill Downs, Inc.(b)
12/15/21	5.375%	100,000	101,500

GLP Capital LP/Financing II, Inc.
11/01/20	4.875%	225,000	235,125
11/01/23	5.375%	242,000	255,915

MGM Resorts International
03/01/18	11.375%	151,000	191,015
03/31/20	5.250%	500,000	521,250
10/01/20	6.750%	454,000	502,805

Mohegan Tribal Gaming Authority
09/01/21	9.750%	400,000	430,000

Penn National Gaming, Inc. Senior Unsecured
11/01/21	5.875%	470,000	450,025

Pinnacle Entertainment, Inc.
04/15/21	7.500%	125,000	134,063
08/01/21	6.375%	507,000	526,012
04/01/22	7.750%	175,000	189,000

Rivers Pittsburgh Borrower LP/Finance Corp. Senior Secured(b)
06/15/19	9.500%	258,000	277,350

Seminole Hard Rock Entertainment Inc./International LLC(b)
05/15/21	5.875%	450,000	445,500

Seminole Tribe of Florida, Inc. Senior Secured(b)
10/01/20	6.535%	165,000	179,025

Seneca Gaming Corp.(b)
12/01/18	8.250%	130,000	137,150

Station Casinos LLC
03/01/21	7.500%	400,000	432,000

Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	99,000	57,420

Wynn Macau Ltd. Senior Unsecured(b)
10/15/21	5.250%	204,000	207,570

Total			5,416,725

Health Care 1.2%
Acadia Healthcare Co., Inc.(b)
07/01/22	5.125%	31,000	31,310

Amsurg Corp.(b)
07/15/22	5.625%	340,000	347,650

Barnabas Health, Inc. Senior Secured
07/01/28	4.000%	4,000,000	3,781,133

Biomet, Inc.
08/01/20	6.500%	31,000	33,364
10/01/20	6.500%	725,000	773,031

CHS/Community Health Systems, Inc.
11/15/19	8.000%	121,000	131,588

Senior Secured
08/15/18	5.125%	128,000	133,120

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.(b)
02/01/22	6.875%	597,000	634,312
Senior Secured
08/01/21	5.125%	131,000	134,275

Catamaran Corp.
03/15/21	4.750%	83,000	83,623

Catholic Health Initiatives
08/01/23	4.200%	3,100,000	3,287,875
Secured
11/01/22	2.950%	2,500,000	2,459,501

ConvaTec Finance International SA Senior Unsecured PIK(b)
01/15/19	8.250%	75,000	77,250

ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	148,000	158,730

Crimson Merger Sub, Inc. Senior Unsecured(b)
05/15/22	6.625%	775,000	740,125

DJO Finance LLC/Corp.
04/15/18	7.750%	400,000	416,000

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	477,000	508,601
07/15/24	5.125%	2,328,000	2,361,465

Emdeon, Inc.
12/31/19	11.000%	338,000	381,517

Envision Healthcare Corp.(b)
07/01/22	5.125%	450,000	455,625

Fresenius Medical Care U.S. Finance II, Inc.(b)
07/31/19	5.625%	587,000	632,492

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	115,000	128,225

HCA Holdings, Inc. Senior Unsecured
05/15/21	7.750%	650,000	708,500

HCA, Inc.
02/15/22	7.500%	498,000	580,170
05/01/23	5.875%	53,000	56,445
Senior Secured
03/15/19	3.750%	214,000	215,605
02/15/20	6.500%	2,148,000	2,403,075
09/15/20	7.250%	3,712,000	3,944,000
03/15/22	5.875%	1,000,000	1,087,500
03/15/24	5.000%	250,000	254,687

Hologic, Inc.
08/01/20	6.250%	250,000	263,750

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	350,000	371,000

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	126,000	132,458

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	64,000	71,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Laboratory Corp. of America Holdings Senior Unsecured
08/23/22	3.750%	1,000,000	1,019,871

LifePoint Hospitals, Inc.(b)
12/01/21	5.500%	427,000	446,749

MPH Acquisition Holdings LLC(b)
04/01/22	6.625%	751,000	785,734

McKesson Corp. Senior Unsecured
12/15/22	2.700%	5,545,000	5,358,383

Memorial Sloan-Kettering Cancer Center Senior Unsecured
07/01/52	4.125%	4,330,000	4,286,306

NYU Hospitals Center Secured
07/01/42	4.428%	4,000,000	3,936,812

North Shore-Long Island Jewish Health Care, Inc. Secured
11/01/42	4.800%	6,365,000	6,434,707

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	87,000	94,286

STHI Holding Corp. Secured(b)
03/15/18	8.000%	203,000	215,688

Stryker Corp. Senior Unsecured
04/01/18	1.300%	800,000	790,914

Sutter Health
08/15/53	2.286%	2,300,000	2,302,875

Teleflex, Inc.(b)
06/15/24	5.250%	260,000	264,875

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	4,000	4,075
10/01/20	6.000%	77,000	83,545
04/01/21	4.500%	840,000	842,100
Senior Unsecured
04/01/22	8.125%	652,000	750,615

Tenet Healthcare Corp.(b) Senior Unsecured
03/01/19	5.000%	22,000	22,275

Truven Health Analytics, Inc.
06/01/20	10.625%	300,000	322,500

United Surgical Partners International, Inc.
04/01/20	9.000%	375,000	409,687

Universal Health Services, Inc. Senior Secured(b)
08/01/22	4.750%	169,000	171,958

Universal Hospital Services, Inc. Secured
08/15/20	7.625%	250,000	250,000

VWR Funding, Inc.
09/15/17	7.250%	575,000	606,625

Total			57,180,182

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.1%
Centene Corp. Senior Unsecured
05/15/22	4.750%	57,000	57,855

UnitedHealth Group, Inc. Senior Unsecured
11/15/17	6.000%	2,383,000	2,674,481

Total			2,732,336

Healthcare REIT 0.6%
HCP, Inc. Senior Unsecured
01/30/17	6.000%	3,000,000	3,332,919
02/01/20	2.625%	850,000	847,937
02/01/21	5.375%	1,650,000	1,872,365
11/15/23	4.250%	2,240,000	2,327,089

Health Care REIT, Inc. Senior Unsecured
04/01/19	4.125%	2,000,000	2,156,024
04/15/20	6.125%	4,000,000	4,669,776
03/15/23	3.750%	2,145,000	2,157,992

Healthcare Realty Trust, Inc. Senior Unsecured
01/17/17	6.500%	4,946,000	5,498,894

Healthcare Trust of America Holdings LP
07/15/21	3.375%	3,455,000	3,474,110
04/15/23	3.700%	800,000	793,294

Ventas Realty LP/Capital Corp.
04/01/20	2.700%	3,000,000	2,990,226

Total			30,120,626

Home Construction —%
Brookfield Residential Properties, Inc./U.S. Corp.(b)
07/01/22	6.125%	50,000	51,812

China Overseas Finance (Cayman) V Ltd.
11/15/22	3.950%	200,000	190,404

Meritage Homes Corp.
03/01/18	4.500%	86,000	87,290
04/15/20	7.150%	33,000	36,218
04/01/22	7.000%	50,000	54,625

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	70,000	75,600

Standard Pacific Corp.
12/15/21	6.250%	72,000	76,320

TRI Pointe Homes, Inc. Senior Unsecured(b)
06/15/19	4.375%	47,000	47,000

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	129,000	139,642
04/15/21	5.250%	6,000	6,060
03/01/24	5.625%	56,000	55,720

Total			820,691

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 1.1%
Afren PLC Senior Secured(b)
12/09/20	6.625%	200,000	190,000

Alliance Oil Co., Ltd.(b)
05/04/20	7.000%	200,000	167,000

American Energy-Permian Basin LLC/Finance Corp. Senior Unsecured(b)
11/01/21	7.375%	65,000	63,375

Anadarko Petroleum Corp. Senior Unsecured
07/15/24	3.450%	2,100,000	2,123,180

Antero Resources Corp.(b)
12/01/22	5.125%	163,000	165,445

Antero Resources Finance Corp.
12/01/20	6.000%	325,000	343,265
11/01/21	5.375%	154,000	158,620

Approach Resources, Inc.
06/15/21	7.000%	375,000	390,000

Athlon Holdings LP/Finance Corp.
04/15/21	7.375%	388,000	420,980

Athlon Holdings LP/Finance Corp.(b)
05/01/22	6.000%	256,000	263,040

BreitBurn Energy Partners LP/Finance Corp.
04/15/22	7.875%	425,000	450,500

Canadian Natural Resources Ltd. Senior Unsecured
12/01/14	4.900%	2,000,000	2,021,692

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	125,000	131,094
09/15/20	7.500%	375,000	401,250

Chaparral Energy, Inc.
10/01/20	9.875%	325,000	361,562
11/15/22	7.625%	125,000	134,219

Chesapeake Energy Corp.
08/15/20	6.625%	175,000	202,563
11/15/20	6.875%	125,000	145,000
02/15/21	6.125%	430,000	486,975
04/15/22	4.875%	3,651,000	3,819,676
03/15/23	5.750%	630,000	703,237

Cimarex Energy Co.
06/01/24	4.375%	5,729,000	5,965,321

Comstock Resources, Inc.
06/15/20	9.500%	112,000	126,000

Concho Resources, Inc.
01/15/21	7.000%	444,000	482,850
04/01/23	5.500%	4,223,000	4,508,052

Conoco Funding Co.
10/15/31	7.250%	2,000,000	2,900,182

EOG Resources, Inc. Senior Unsecured
03/15/23	2.625%	1,195,000	1,162,819

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	108,000	121,770
09/01/22	7.750%	39,000	43,778

EnCana Corp. Senior Unsecured
11/15/21	3.900%	1,095,000	1,165,277

Energy XXI Gulf Coast, Inc.
12/15/21	7.500%	350,000	371,000

Energy XXI Gulf Coast, Inc.(b)
03/15/24	6.875%	225,000	228,656

Gulfport Energy Corp.(b)
11/01/20	7.750%	150,000	161,250

Halcon Resources Corp.
07/15/20	9.750%	80,000	86,200
05/15/21	8.875%	104,000	109,460

Hess Corp. Senior Unsecured
02/15/19	8.125%	760,000	947,880
10/01/29	7.875%	1,590,000	2,225,728
08/15/31	7.300%	1,001,000	1,356,620
02/15/41	5.600%	2,000,000	2,369,770

Hilcorp Energy I LP/Finance Co. Senior Unsecured(b)
12/01/24	5.000%	64,000	63,840

Kodiak Oil & Gas Corp.
12/01/19	8.125%	7,000	7,700
01/15/21	5.500%	184,000	194,120
02/01/22	5.500%	529,000	558,095

Laredo Petroleum, Inc.
02/15/19	9.500%	143,000	153,725
01/15/22	5.625%	100,000	102,750
05/01/22	7.375%	109,000	119,355

Legacy Reserves LP/Finance Corp.
12/01/21	6.625%	100,000	101,250

Legacy Reserves LP/Finance Corp.(b)
12/01/21	6.625%	275,000	278,438

Linn Energy LLC/Finance Corp.
11/01/19	6.250%	350,000	361,375
02/01/21	7.750%	125,000	133,125

MEG Energy Corp.(b)
03/31/24	7.000%	80,000	87,000

Newfield Exploration Co. Senior Unsecured
07/01/24	5.625%	2,200,000	2,422,640

Northern Oil and Gas, Inc. Senior Unsecured
06/01/20	8.000%	375,000	393,750

Oasis Petroleum, Inc.
11/01/21	6.500%	788,000	841,190
01/15/23	6.875%	148,000	161,320

Parsley Energy LLC/Finance Corp. Senior Unsecured(b)
02/15/22	7.500%	213,000	225,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	121,000	135,520

RKI Exploration & Production LLC/Finance Corp.(b)
08/01/21	8.500%	97,000	104,275

Range Resources Corp.
03/15/23	5.000%	1,459,000	1,550,187

Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(b)
09/30/20	5.298%	1,090,928	1,194,566

Rice Energy, Inc.(b)
05/01/22	6.250%	93,000	95,093

SM Energy Co. Senior Unsecured
11/15/21	6.500%	115,000	124,775

SandRidge Energy, Inc.
03/15/21	7.500%	75,000	78,750
10/15/22	8.125%	375,000	398,437

Triangle USA Petroleum Corp. Senior Unsecured(b)
07/15/22	6.750%	47,000	48,058

W&T Offshore, Inc.
06/15/19	8.500%	275,000	294,250

Whiting Petroleum Corp.
10/01/18	6.500%	13,000	13,439
03/15/21	5.750%	198,000	217,305

Woodside Finance Ltd.(b)
05/10/21	4.600%	3,448,000	3,787,418

Total			51,722,812

Integrated Energy 0.6%
BP Capital Markets PLC
03/11/21	4.742%	3,500,000	3,923,143
11/01/21	3.561%	2,000,000	2,098,736
05/10/23	2.750%	1,500,000	1,458,606
02/10/24	3.814%	1,760,000	1,846,655

Chevron Corp. Senior Unsecured
12/05/22	2.355%	2,840,000	2,764,837
06/24/23	3.191%	1,675,000	1,721,316

Husky Energy, Inc. Senior Unsecured
04/15/22	3.950%	3,000,000	3,174,888

Lone Pine Resources Canada Ltd. Senior Unsecured(e)(f)(g)
02/15/17	10.375%	25,000	—

Pacific Rubiales Energy Corp.(b)
12/12/21	7.250%	200,000	222,000

Petro-Canada Senior Unsecured
05/15/38	6.800%	800,000	1,073,796

Shell International Finance BV
08/21/22	2.375%	2,955,000	2,871,078
03/25/40	5.500%	1,353,000	1,668,963

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Total Capital International SA
06/19/21	2.750%	1,680,000	1,687,024
02/17/22	2.875%	1,960,000	1,981,058

YPF SA Senior Unsecured
04/04/24	8.750%	205,000	213,200

YPF SA(b) Senior Unsecured
04/04/24	8.750%	50,000	52,000

Total			26,757,300

Leisure 0.1%
AMC Entertainment, Inc.
12/01/20	9.750%	23,000	25,818

Activision Blizzard, Inc.(b)
09/15/21	5.625%	370,000	400,062
09/15/23	6.125%	147,000	161,700

Carnival Corp.
10/15/20	3.950%	3,295,000	3,477,405

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	452,000	458,780

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(b)
06/01/24	5.375%	44,000	44,220

Cinemark USA, Inc.
12/15/22	5.125%	82,000	83,332

Regal Entertainment Group Senior Unsecured
03/15/22	5.750%	150,000	153,750

Six Flags Entertainment Corp.(b)
01/15/21	5.250%	400,000	405,000

Total			5,210,067

Life Insurance 1.6%
AXA SA Subordinated Notes
12/15/30	8.600%	1,000,000	1,351,880

Aflac, Inc. Senior Unsecured
06/15/23	3.625%	5,000,000	5,144,040

American International Group, Inc. Senior Unsecured
08/15/20	3.375%	1,000,000	1,042,538
12/15/20	6.400%	3,000,000	3,615,585
02/15/24	4.125%	1,600,000	1,700,371
07/16/44	4.500%	1,232,000	1,269,360

Hartford Financial Services Group, Inc. (The) Senior Unsecured
04/15/22	5.125%	3,600,000	4,113,256

ING Capital Funding Trust III(c)
12/31/49	3.834%	550,000	548,625

ING Groep NV(c)
12/29/49	5.775%	2,450,000	2,511,250

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lincoln National Corp. Senior Unsecured
06/24/21	4.850%	2,000,000	2,242,286
06/15/40	7.000%	2,610,000	3,634,743

Massachusetts Mutual Life Insurance Co. Subordinated Notes(b)
06/01/39	8.875%	5,500,000	8,862,001

MetLife Capital Trust X(b)
04/08/38	9.250%	6,131,000	8,905,277

MetLife, Inc.
08/01/39	10.750%	305,000	494,100
Senior Unsecured
08/15/18	6.817%	3,000,000	3,561,729

Metropolitan Life Global Funding I Senior Secured(b)
04/11/22	3.875%	4,000,000	4,282,728

Northwestern Mutual Life Insurance Co. (The) Subordinated Notes(b)
03/30/40	6.063%	2,800,000	3,551,890

Pricoa Global Funding I Secured(b)
05/16/19	2.200%	4,850,000	4,849,234

Principal Financial Group, Inc.
09/15/22	3.300%	1,510,000	1,522,225
05/15/23	3.125%	667,000	658,473

Prudential Financial, Inc. Senior Unsecured
09/17/15	4.750%	3,000,000	3,125,481
12/01/17	6.000%	217,000	246,311
05/15/44	4.600%	750,000	777,469

Prudential Financial, Inc.(c)
06/15/38	8.875%	1,344,000	1,631,280
09/15/42	5.875%	2,025,000	2,170,598

Voya Financial, Inc.
07/15/22	5.500%	1,685,000	1,930,447

Voya Financial, Inc.(c)
05/15/53	5.650%	1,295,000	1,317,663

Total			75,060,840

Lodging 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	125,000	136,250

Hilton Worldwide Finance/Corp.(b)
10/15/21	5.625%	439,000	464,791

Hyatt Hotels Corp. Senior Unsecured
07/15/23	3.375%	1,350,000	1,330,628

Playa Resorts Holding BV Senior Unsecured(b)
08/15/20	8.000%	137,000	144,817

Wyndham Worldwide Corp. Senior Unsecured
03/01/22	4.250%	1,955,000	2,015,325

Total			4,091,811

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.0%
21st Century Fox America, Inc.
08/15/20	5.650%	1,760,000	2,031,508
03/15/33	6.550%	1,000,000	1,263,406
12/15/35	6.400%	738,000	939,567
01/09/38	6.750%	220,000	275,812

AMC Networks, Inc.
07/15/21	7.750%	24,000	26,550
12/15/22	4.750%	527,000	533,587

CBS Corp.
08/15/44	4.900%	1,100,000	1,129,881

CBS Outdoor Americas Capital LLC/Corp.(b)
02/15/22	5.250%	97,000	99,183
02/15/24	5.625%	122,000	125,660

Clear Channel Communications, Inc. PIK
02/01/21	14.000%	181,800	182,709

Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	832,000	863,200

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	36,000	38,520
Senior Unsecured
11/15/22	6.500%	969,000	1,036,830

Crown Media Holdings, Inc.
07/15/19	10.500%	400,000	445,500

Cumulus Media Holdings, Inc.
05/01/19	7.750%	400,000	415,000

Entercom Radio LLC
12/01/19	10.500%	300,000	335,250

Expo Event Transco, Inc. Senior Unsecured(b)
06/15/21	9.000%	375,000	388,125

Gannett Co, Inc.(b)
10/15/23	6.375%	298,000	316,625

Gray Television, Inc.
10/01/20	7.500%	300,000	316,500

Grupo Televisa SAB Senior Unsecured
03/18/25	6.625%	100,000	123,310
05/13/45	5.000%	2,100,000	2,161,047

IAC/InterActiveCorp
11/30/18	4.875%	100,000	103,750
12/15/22	4.750%	350,000	346,500

Interpublic Group of Companies, Inc. (The) Senior Unsecured
11/15/17	2.250%	1,500,000	1,521,444
03/15/22	4.000%	1,605,000	1,653,986
02/15/23	3.750%	2,000,000	2,013,692

Lamar Media Corp.
05/01/23	5.000%	300,000	299,250

Lamar Media Corp.(b)
01/15/24	5.375%	105,000	108,150

MDC Partners, Inc.(b)
04/01/20	6.750%	194,000	202,730

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%	239,000	247,365

Nielsen Finance LLC/Co.
10/01/20	4.500%	4,218,000	4,239,090

Nielsen Finance LLC/Co.(b)
04/15/22	5.000%	55,000	55,550

Omnicom Group, Inc.
05/01/22	3.625%	3,000,000	3,084,903

Pearson Funding Five PLC(b)
05/08/23	3.250%	480,000	463,908

Pearson Funding Two PLC(b)
05/17/16	4.000%	1,200,000	1,256,383

Radio One, Inc. Senior Subordinated Notes(b)
02/15/20	9.250%	225,000	234,000

Reed Elsevier Capital, Inc.
10/15/22	3.125%	1,540,000	1,526,892

Sinclair Television Group, Inc.(b)
08/01/24	5.625%	509,000	507,727

Sirius XM Radio, Inc.(b)
07/15/24	6.000%	400,000	416,000
Senior Unsecured
10/01/20	5.875%	100,000	104,625
05/15/23	4.625%	475,000	458,375

Southern Graphics, Inc.(b)
10/15/20	8.375%	500,000	528,750

TV Azteca SAB de CV
05/25/18	7.500%	200,000	211,628

Thomson Reuters Corp. Senior Unsecured
11/23/23	4.300%	1,855,000	1,967,261

Time Warner, Inc.
03/29/41	6.250%	2,280,000	2,789,863

Time, Inc.(b)
04/15/22	5.750%	325,000	324,188

Townsquare Radio LLC/Inc.(b)
04/01/19	9.000%	400,000	435,000

Univision Communications, Inc.(b)
05/15/21	8.500%	94,000	103,165
Senior Secured
09/15/22	6.750%	168,000	184,380
05/15/23	5.125%	44,000	46,090

Viacom, Inc. Senior Unsecured
04/01/17	3.500%	1,500,000	1,584,514
04/01/19	2.200%	455,000	454,571
09/01/23	4.250%	500,000	526,320

WPP Finance 2010
09/07/42	5.125%	2,500,000	2,613,330

Walt Disney Co. (The) Senior Unsecured
05/30/19	1.850%	1,500,000	1,488,969

Total			45,150,119

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 1.1%
Alcoa, Inc. Senior Unsecured
04/15/21	5.400%	2,250,000	2,453,222

Allegheny Technologies, Inc. Senior Unsecured
06/01/19	9.375%	1,470,000	1,806,376

Anglo American Capital PLC(b)
04/03/17	2.625%	2,000,000	2,051,282

AngloGold Ashanti Holdings PLC
07/30/20	8.500%	2,230,000	2,503,175
04/15/40	6.500%	1,010,000	962,771

ArcelorMittal Senior Unsecured
02/25/15	4.250%	5,120,000	5,177,600
08/05/15	4.250%	3,656,000	3,733,690
08/05/20	5.750%	5,000,000	5,350,000
02/25/22	6.750%	137,000	152,926
10/15/39	7.500%	336,000	365,400
03/01/41	7.250%	1,155,000	1,222,856

Arch Coal, Inc. Secured(b)
01/15/19	8.000%	83,000	79,888

Barrick Gold Corp. Senior Unsecured
04/01/19	6.950%	1,100,000	1,314,907
05/01/23	4.100%	2,630,000	2,667,288

Barrick North America Finance LLC
05/30/21	4.400%	1,000,000	1,052,041

CONSOL Energy, Inc.
03/01/21	6.375%	8,000	8,480

CONSOL Energy, Inc.(b)
04/15/22	5.875%	67,000	70,015

CSN Islands XI Corp.
09/21/19	6.875%	150,000	159,750

CSN Resources SA
07/21/20	6.500%	100,000	104,600

Calcipar SA Senior Secured(b)
05/01/18	6.875%	115,000	119,600

Carpenter Technology Corp. Senior Unsecured
03/01/23	4.450%	2,000,000	2,071,996

Cia Minera Ares SAC(b)
01/23/21	7.750%	200,000	217,000

Constellium NV(b)
05/15/24	5.750%	32,000	33,280

FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	159,000	174,105

Gerdau Trade, Inc.(b)
01/30/21	5.750%	1,500,000	1,597,500

Hyundai Steel Co. Senior Unsecured(b)
04/21/16	4.625%	1,000,000	1,044,472

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newcrest Finance Pty Ltd.(b)
10/01/22	4.200%	1,000,000	944,496

Newmont Mining Corp.
10/01/19	5.125%	300,000	332,730

Nucor Corp. Senior Unsecured
08/01/23	4.000%	1,345,000	1,407,684
08/01/43	5.200%	1,220,000	1,333,705

Peabody Energy Corp.
11/15/21	6.250%	174,000	173,347

Polyus Gold International Ltd.(b)
04/29/20	5.625%	600,000	573,000

Reliance Steel & Aluminum Co.
04/15/23	4.500%	1,500,000	1,559,922

Rio Tinto Finance USA Ltd.
07/15/18	6.500%	1,580,000	1,855,407

Samarco Mineracao SA Senior Unsecured(b)
11/01/22	4.125%	200,000	193,533

TMK OAO Via TMK Capital SA Senior Unsecured
04/03/20	6.750%	200,000	179,750

Vale Overseas Ltd.
01/11/22	4.375%	138,000	144,055
11/21/36	6.875%	100,000	117,885

Vedanta Resources PLC Senior Unsecured(b)
06/07/21	8.250%	2,000,000	2,250,000

Wise Metals Group LLC/Finance Corp. Senior Secured(b)
12/15/18	8.750%	275,000	297,000

Wise Metals Intermediate Holdings LLC/Finance Corp. Senior Unsecured(b)
06/15/19	9.750%	175,000	184,625

Worthington Industries, Inc. Senior Unsecured
04/15/20	6.500%	1,240,000	1,419,677
04/15/26	4.550%	1,840,000	1,935,890

Total			51,396,926

Midstream 1.9%
Access Midstream Partners LP/Finance Corp.
07/15/22	6.125%	325,000	353,437
05/15/23	4.875%	266,000	279,965
03/15/24	4.875%	3,120,000	3,280,680

Atlas Pipeline Partners LP/Finance Corp.
08/01/23	5.875%	100,000	101,500

Crestwood Midstream Partners LP/Finance Corp.
12/15/20	6.000%	125,000	129,687
03/01/22	6.125%	154,000	159,390

DCP Midstream LLC(b)(c)
05/21/43	5.850%	3,160,000	3,065,200

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
El Paso LLC
06/01/18	7.250%	1,310,000	1,510,183
09/15/20	6.500%	825,000	961,506

El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	12,710,000	13,879,040

Energy Transfer Equity LP Senior Secured
01/15/24	5.875%	700,000	739,375

Energy Transfer Partners LP Senior Unsecured
02/01/24	4.900%	4,950,000	5,340,114

Enterprise Products Operating LLC
03/15/23	3.350%	2,115,000	2,131,074
02/01/41	5.950%	1,733,000	2,116,435
02/15/42	5.700%	980,000	1,168,084

Ferrellgas Partners LP/Finance Corp. Senior Unsecured
05/01/21	6.500%	175,000	179,812
01/15/22	6.750%	75,000	77,625

Florida Gas Transmission Co. LLC Senior Unsecured(b)
07/15/22	3.875%	2,250,000	2,329,958

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	351,000	378,202
05/15/22	5.500%	313,000	316,130

Holly Energy Partners LP/Finance Corp.
03/01/20	6.500%	325,000	345,312

Kinder Morgan Energy Partners LP Senior Unsecured
03/01/21	3.500%	2,924,000	2,956,568
09/01/22	3.950%	7,750,000	7,887,555
01/15/38	6.950%	1,085,000	1,331,878
09/01/39	6.500%	1,292,000	1,513,749

Kinder Morgan Finance Co. LLC(b)
01/15/18	6.000%	445,000	495,062

Kinder Morgan, Inc. Senior Unsecured(b)
11/15/23	5.625%	50,000	55,125

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	317,000	341,171
02/15/23	5.500%	164,000	173,020
07/15/23	4.500%	71,000	72,154

NiSource Finance Corp.
02/15/23	3.850%	1,750,000	1,814,221
12/15/40	6.250%	2,510,000	3,097,779

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	59,000	64,015
10/01/22	5.000%	173,000	178,839
04/15/23	5.500%	196,000	205,310
11/01/23	4.500%	434,000	437,255

Rose Rock Midstream LP/Finance Corp.(b)
07/15/22	5.625%	300,000	306,000

Ruby Pipeline LLC Senior Unsecured(b)
04/01/22	6.000%	4,000,000	4,552,284

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sabine Pass Liquefaction LLC Senior Secured
02/01/21	5.625%	687,000	724,785

Sabine Pass Liquefaction LLC(b) Senior Secured
05/15/24	5.750%	100,000	104,000

Southeast Supply Header LLC Senior Unsecured(b)
06/15/24	4.250%	450,000	463,916

Southern Natural Gas Co. LLC Senior Unsecured
02/15/31	7.350%	2,910,000	3,648,628
03/01/32	8.000%	1,290,000	1,714,480

Spectra Energy Capital LLC
02/15/32	6.750%	1,740,000	2,083,010

Suburban Propane Partners LP/Energy Finance Corp. Senior Unsecured
08/01/21	7.375%	386,000	416,880

Summit Midstream Holdings LLC/Finance Corp.
08/15/22	5.500%	375,000	382,500

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	6,000	6,315

Tennessee Gas Pipeline Co. LLC Senior Unsecured
06/15/32	8.375%	3,465,000	4,766,766
04/01/37	7.625%	550,000	741,447

Tesoro Logistics LP/Finance Corp.
10/01/20	5.875%	98,000	102,655
10/15/21	6.125%	300,000	315,750

Texas Eastern Transmission LP Senior Unsecured(b)
10/15/22	2.800%	3,350,000	3,255,634

TransCanada PipeLines Ltd.(c)
05/15/67	6.350%	1,923,000	2,002,324

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
08/01/42	4.450%	1,930,000	1,906,192

Williams Partners LP Senior Unsecured
11/15/20	4.125%	1,000,000	1,064,131
01/15/25	3.900%	800,000	807,445
04/15/40	6.300%	1,145,000	1,376,117

Total			90,207,669

Natural Gas 0.3%
National Fuel Gas Co. Senior Unsecured
03/01/23	3.750%	1,730,000	1,729,887

Sempra Energy Senior Unsecured
06/01/16	6.500%	1,275,000	1,397,475
02/15/19	9.800%	1,000,000	1,315,641
12/01/23	4.050%	2,276,000	2,430,600
06/15/24	3.550%	6,420,000	6,542,301

Total			13,415,904

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Office REIT 0.7%
Alexandria Real Estate Equities, Inc.
04/01/22	4.600%	1,198,000	1,275,769
06/15/23	3.900%	9,300,000	9,345,338

Boston Properties LP Senior Unsecured
11/15/20	5.625%	4,590,000	5,281,373
05/15/21	4.125%	3,535,000	3,795,710
02/01/23	3.850%	2,500,000	2,602,265
02/01/24	3.800%	1,355,000	1,390,386

Highwoods Realty LP Senior Unsecured
03/15/17	5.850%	3,069,000	3,390,579

SL Green Realty Corp. Senior Unsecured
08/15/18	5.000%	6,935,000	7,498,718

Total			34,580,138

Oil Field Services 0.3%
CGG SA
06/01/21	6.500%	375,000	346,875

CGG SA(b)
01/15/22	6.875%	200,000	189,000

Drill Rigs Holdings, Inc. Senior Secured(b)
10/01/17	6.500%	125,000	128,750

FTS International, Inc. Senior Secured(b)
05/01/22	6.250%	275,000	281,188

Nabors Industries, Inc.
09/15/21	4.625%	3,250,000	3,555,571

Noble Holding International Ltd.
08/01/20	4.900%	700,000	767,402
03/15/42	5.250%	1,340,000	1,412,942

Pacific Drilling SA Senior Secured(b)
06/01/20	5.375%	115,000	112,125

QGOG Atlantic/Alaskan Rigs Ltd. Senior Secured
07/30/18	5.250%	84,952	89,412

QGOG Constellation SA
11/09/19	6.250%	200,000	206,000

Schlumberger Investment SA
12/01/23	3.650%	1,016,000	1,070,196

Weatherford International Ltd.
03/15/18	6.000%	1,000,000	1,133,742
03/15/38	7.000%	1,615,000	2,051,465
03/01/39	9.875%	940,000	1,487,715

Total			12,832,383

Other Financial Institutions —%
Icahn Enterprises LP/Finance Corp.
02/01/22	5.875%	123,000	128,228

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PT Perusahaan Gas Negara Persero Tbk Senior Unsecured(b)
05/16/24	5.125%	1,700,000	1,755,250

Total			1,883,478

Other Industry 0.4%
Belden, Inc.(b)
09/01/22	5.500%	275,000	284,625
07/15/24	5.250%	200,000	197,000

CBRE Services, Inc.
03/15/23	5.000%	61,000	61,842

Cleaver-Brooks, Inc. Senior Secured(b)
12/15/19	8.750%	250,000	277,500

DH Services Luxembourg SARL(b)
12/15/20	7.750%	425,000	452,625

General Cable Corp.
10/01/22	5.750%	150,000	149,250

Hillman Group, Inc. (The) Senior Unsecured(b)
07/15/22	6.375%	325,000	324,188

Hutchison Whampoa International 11 Ltd.(b)
01/13/17	3.500%	1,000,000	1,050,893
01/13/22	4.625%	1,500,000	1,631,265

Interline Brands, Inc. Senior Unsecured
11/15/18	10.000%	575,000	608,062

MasTec, Inc.
03/15/23	4.875%	75,000	73,125

Massachusetts Institute of Technology
07/01/14	4.678%	2,600,000	2,898,634

Mueller Water Products, Inc.
06/01/17	7.375%	456,000	462,840

Odebrecht Offshore Drilling Finance Ltd. Senior Secured(b)
10/01/22	6.750%	1,446,300	1,554,772

President and Fellows of Harvard College Senior Unsecured
10/15/40	4.875%	805,000	947,130

President and Fellows of Harvard College(b)
01/15/39	6.500%	3,545,000	5,036,857

Unifrax I LLC/Holding Co.(b)
02/15/19	7.500%	75,000	77,250
02/15/19	7.500%	300,000	309,000

Total			16,396,858

Other REIT 0.3%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	157,000	166,028

DuPont Fabros Technology LP
09/15/21	5.875%	54,000	56,430

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Realty LP
02/15/15	7.375%	1,036,000	1,066,716
06/15/22	4.375%	1,855,000	1,962,265
04/15/23	3.625%	1,445,000	1,439,698

Liberty Property LP Senior Unsecured
06/15/23	3.375%	2,500,000	2,455,170

Nationwide Health Properties, Inc. Senior Unsecured
05/20/15	6.000%	3,000,000	3,109,890

ProLogis LP
03/15/20	6.875%	902,000	1,075,369
02/01/21	3.350%	1,000,000	1,015,193
08/15/23	4.250%	1,600,000	1,686,288

WP Carey, Inc. Senior Unsecured
04/01/24	4.600%	1,725,000	1,801,897

Total			15,834,944

Packaging 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
01/31/21	6.750%	200,000	204,000

Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc. Senior Unsecured(b)
11/15/20	7.000%	52,941	53,868

Ardagh Packaging Finance PLC(b)
10/15/20	9.125%	500,000	547,500

BOE Merger Corp. Senior Unsecured PIK
11/01/17	9.500%	325,000	340,438

BWAY Holding Co. Senior Unsecured(b)
08/15/21	9.125%	500,000	511,250

Ball Corp.
11/15/23	4.000%	475,000	454,812

Berry Plastics Corp. Secured
05/15/22	5.500%	575,000	573,562

Beverage Packaging Holdings (Luxembourg) II SA(b)
12/15/16	5.625%	134,000	136,345
06/15/17	6.000%	104,000	105,560

Crown Americas LLC/Capital Corp. IV
01/15/23	4.500%	475,000	466,094

Greif, Inc. Senior Unsecured
08/01/19	7.750%	275,000	314,875

Mustang Merger Corp. Senior Unsecured(b)
08/15/21	8.500%	325,000	342,063

Plastipak Holdings, Inc. Senior Unsecured(b)
10/01/21	6.500%	170,000	177,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	103,000	108,150
08/15/19	9.875%	140,000	155,225
02/15/21	8.250%	1,293,000	1,410,986
Senior Secured
08/15/19	7.875%	152,000	164,540
10/15/20	5.750%	400,000	418,000

Sealed Air Corp.(b)
09/15/21	8.375%	425,000	478,125
04/01/23	5.250%	50,000	51,125

Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(b)
05/01/22	6.375%	715,000	711,425

Sonoco Products Co. Senior Unsecured
11/01/40	5.750%	1,000,000	1,175,875

Total			8,901,468

Paper 0.2%
Clearwater Paper Corp.
02/01/23	4.500%	150,000	145,500

Clearwater Paper Corp.(b)
02/01/25	5.375%	325,000	328,250

Graphic Packaging International, Inc.
04/15/21	4.750%	325,000	331,094

International Paper Co. Senior Unsecured
08/15/21	7.500%	3,000,000	3,825,189

Packaging Corp. of America Senior Unsecured
11/01/23	4.500%	1,070,000	1,154,267

Plum Creek Timberlands LP
03/15/23	3.250%	1,630,000	1,583,183

Rayonier Advanced Materials, Inc.(b)
06/01/24	5.500%	40,000	39,200

Weyerhaeuser Co. Senior Unsecured
10/01/19	7.375%	1,000,000	1,221,724
03/15/32	7.375%	1,630,000	2,248,114

Total			10,876,521

Pharmaceuticals 0.5%
Capsugel SA Senior Unsecured PIK(b)
05/15/19	7.000%	49,000	50,225

Gilead Sciences, Inc. Senior Unsecured
04/01/21	4.500%	1,500,000	1,677,000

Grifols Worldwide Operations Ltd. Senior Unsecured(b)
04/01/22	5.250%	416,000	427,440

Hospira, Inc. Senior Unsecured
08/12/20	5.200%	1,350,000	1,475,613

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jaguar Holding Co. I Senior Unsecured PIK(b)
10/15/17	9.375%	545,000	560,669

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	355,000	386,062

Johnson & Johnson Senior Unsecured
12/05/33	4.375%	4,110,000	4,584,372
05/15/41	4.850%	2,363,000	2,747,032

Merck & Co., Inc. Senior Unsecured
09/15/22	2.400%	1,535,000	1,492,745

Novartis Capital Corp.
05/06/24	3.400%	6,425,000	6,613,788

Valeant Pharmaceuticals International, Inc.(b)
08/15/18	6.750%	109,000	116,630
10/15/20	6.375%	1,260,000	1,316,700
07/15/21	7.500%	765,000	833,850
12/01/21	5.625%	244,000	248,270
07/15/22	7.250%	2,500,000	2,675,000

Total			25,205,396

Property & Casualty 0.7%
ACE INA Holdings, Inc.
05/15/24	3.350%	910,000	921,672

Alliant Holdings, Inc. Senior Unsecured(b)
12/15/20	7.875%	72,000	76,680

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	3,850,000	3,995,688

CNA Financial Corp. Senior Unsecured
11/15/19	7.350%	3,435,000	4,200,156
08/15/21	5.750%	925,000	1,080,244

Farmers Exchange Capital II Subordinated Notes(b)(c)
11/01/53	6.151%	2,950,000	3,393,453

Farmers Exchange Capital Subordinated Notes(b)
07/15/48	7.200%	1,615,000	2,104,305

HUB International Ltd. Senior Unsecured(b)
10/01/21	7.875%	477,000	502,042

Hub Holdings LLC/Finance, Inc. Senior Unsecured PIK(b)
07/15/19	8.125%	315,000	318,544

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	4,280,000	4,713,299
06/15/23	4.250%	275,000	286,140
05/01/42	6.500%	1,350,000	1,675,608
08/01/44	4.850%	1,000,000	1,011,389
Senior Unsecured
03/15/35	6.500%	1,160,000	1,456,409

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nationwide Mutual Insurance Co.(b) Subordinated Notes
08/15/39	9.375%	1,700,000	2,686,216

Nationwide Mutual Insurance Co.(b)(c) Subordinated Notes
12/15/24	5.810%	1,725,000	1,742,250

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	2,340,000	3,326,462

Total			33,490,557

Railroads 0.4%
BNSF Funding Trust I(c)
12/15/55	6.613%	2,982,000	3,344,069

Burlington Northern Santa Fe LLC Senior Unsecured
09/15/21	3.450%	295,000	307,796
09/01/22	3.050%	475,000	475,782
09/01/24	3.400%	1,855,000	1,871,919
03/15/43	4.450%	2,500,000	2,561,510
09/01/44	4.550%	1,300,000	1,349,969

CSX Corp. Senior Unsecured
05/30/42	4.750%	1,470,000	1,580,879

Canadian Pacific Railway Ltd. Senior Unsecured
01/15/22	4.500%	600,000	665,969

Florida East Coast Holdings Corp.(b)
05/01/20	9.750%	128,000	135,360
Senior Secured
05/01/19	6.750%	138,000	145,590

Kansas City Southern de Mexico SA de CV Senior Unsecured
05/15/23	3.000%	1,000,000	972,657

Norfolk Southern Corp. Senior Unsecured
04/01/22	3.000%	2,000,000	2,009,862

Union Pacific Corp. Senior Unsecured
02/15/19	2.250%	765,000	775,602
03/15/24	3.750%	770,000	815,218
01/15/45	4.150%	920,000	926,550

Total			17,938,732

Refining 0.1%
CVR Refining LLC/Coffeyville Finance, Inc. Secured
11/01/22	6.500%	50,000	51,875

Marathon Petroleum Corp. Senior Unsecured
03/01/21	5.125%	1,000,000	1,132,385
03/01/41	6.500%	1,100,000	1,383,912

Puma International Financing SA
02/01/21	6.750%	200,000	207,040

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tesoro Corp.
04/01/24	5.125%	225,000	225,000

Valero Energy Corp.
03/15/19	9.375%	2,000,000	2,593,634

Total			5,593,846

Restaurants 0.3%
DineEquity, Inc.
10/30/18	9.500%	425,000	450,118

McDonald’s Corp. Senior Unsecured
05/01/43	3.625%	3,677,000	3,419,875

NPC International, Inc./Operating Co., Inc.
01/15/20	10.500%	225,000	241,875

Yum! Brands, Inc. Senior Unsecured
11/01/23	3.875%	8,164,000	8,380,999
11/01/43	5.350%	90,000	101,022

Total			12,593,889

Retail REIT 0.2%
ARC Properties Operating Partnership LP/Clark Acquisition LLC(b)
02/06/17	2.000%	5,320,000	5,328,156

Kimco Realty Corp. Senior Unsecured
06/01/23	3.125%	3,110,000	3,035,360

Tanger Properties LP Senior Unsecured
12/01/23	3.875%	865,000	886,814

Total			9,250,330

Retailers 0.6%
Academy Ltd./Finance Corp.(b)
08/01/19	9.250%	50,000	53,625

Advance Auto Parts, Inc.
12/01/23	4.500%	1,000,000	1,061,110

AutoZone, Inc. Senior Unsecured
01/13/17	1.300%	775,000	776,996

Bed Bath & Beyond, Inc. Senior Unsecured
08/01/34	4.915%	565,000	588,525
08/01/44	5.165%	4,080,000	4,241,915

CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	457,000	511,095
12/05/23	4.000%	515,000	543,087

CVS Pass-Through Trust Pass-Through Certificates(b)
08/10/36	4.163%	3,780,000	3,804,282

Claire’s Stores, Inc. Senior Secured(b)
03/15/20	6.125%	125,000	118,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	31

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Group 1 Automotive, Inc.(b)
06/01/22	5.000%	50,000	49,625

Gymboree Corp. (The)
12/01/18	9.125%	50,000	30,375

Jo-Ann Stores Holdings, Inc. Senior Unsecured PIK(b)
10/15/19	9.750%	225,000	216,000

Jo-Ann Stores, Inc. Senior Unsecured(b)
03/15/19	8.125%	350,000	343,000

L Brands, Inc.
06/15/19	8.500%	180,000	216,900
02/15/22	5.625%	250,000	268,750

Macy’s Retail Holdings, Inc.
07/15/27	6.790%	4,085,000	4,993,169

Michaels FinCo Holdings LLC/Inc. Senior Unsecured PIK(b)
08/01/18	7.500%	203,000	207,568

Michaels Stores, Inc.(b)
12/15/20	5.875%	350,000	355,250

Neiman Marcus Group Ltd. LLC PIK(b)
10/15/21	8.750%	275,000	299,062

Neiman Marcus Group Ltd. LLC(b)
10/15/21	8.000%	125,000	134,844

New Academy Finance Co. LLC/Corp. Senior Unsecured(b)
06/15/18	8.000%	650,000	659,750

PVH Corp. Senior Unsecured
12/15/22	4.500%	250,000	248,125

PetCo Holdings, Inc. Senior Unsecured(b)
10/15/17	8.500%	550,000	564,437

Petco Animal Supplies, Inc.(b)
12/01/18	9.250%	150,000	159,563

Rite Aid Corp. Senior Unsecured
02/15/27	7.700%	55,000	61,050

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	540,000	569,700

Target Corp. Senior Unsecured
06/26/19	2.300%	1,985,000	2,005,483
07/01/24	3.500%	3,090,000	3,155,761

Wolverine World Wide, Inc.
10/15/20	6.125%	275,000	292,531

Total			26,530,016

Sovereign —%
Empresa de Energia de Bogota SA ESP Senior Unsecured
11/10/21	6.125%	200,000	216,960

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.3%
Kroger Co. (The)
12/15/18	6.800%	4,699,000	5,573,404
06/01/29	7.700%	2,129,000	2,855,830

Safeway, Inc. Senior Unsecured
02/01/31	7.250%	4,482,000	4,577,552

Total			13,006,786

Technology 1.1%
Advanced Micro Devices, Inc. Senior Unsecured
08/15/22	7.500%	125,000	133,594

Advanced Micro Devices, Inc.(b) Senior Unsecured
07/01/24	7.000%	250,000	254,375

Agilent Technologies, Inc. Senior Unsecured
10/01/22	3.200%	1,000,000	982,850
07/15/23	3.875%	2,450,000	2,493,176

Alliance Data Systems Corp.(b)
12/01/17	5.250%	178,000	184,675
04/01/20	6.375%	41,000	43,153
08/01/22	5.375%	206,000	207,030

Ancestry.com, Inc.
12/15/20	11.000%	123,000	141,758

Anixter, Inc.
05/01/19	5.625%	375,000	394,687

Apple, Inc. Senior Unsecured
05/06/44	4.450%	550,000	580,105

Audatex North America, Inc.(b)
06/15/21	6.000%	570,000	604,200

BMC Software Finance, Inc. Senior Unsecured(b)
07/15/21	8.125%	300,000	303,000

Blackboard, Inc. Senior Unsecured(b)
11/15/19	7.750%	175,000	178,938

Boxer Parent Co, Inc. PIK Senior Unsecured(b)
10/15/19	9.000%	350,000	336,000

CDW LLC/Finance Corp.
04/01/19	8.500%	410,000	440,750
08/15/22	6.000%	250,000	263,437

CommScope Holdings Co., Inc. Senior Unsecured PIK(b)
06/01/20	6.625%	400,000	427,000

CommScope, Inc.(b)
06/15/24	5.500%	150,000	152,625

CompuCom Systems, Inc. Senior Unsecured(b)
05/01/21	7.000%	300,000	288,750

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CoreLogic, Inc.
06/01/21	7.250%	325,000	344,500

Eagle Midco, Inc. Senior Unsecured(b)
06/15/18	9.000%	325,000	333,937

Epicor Software Corp.
05/01/19	8.625%	350,000	375,375

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	60,000	61,200
07/15/21	7.000%	67,000	73,114

Fidelity National Information Services, Inc.
04/15/23	3.500%	2,500,000	2,495,352

First Data Corp.
01/15/21	11.250%	118,000	137,175
06/15/21	10.625%	110,000	127,600

First Data Corp.(b) Secured
01/15/21	8.250%	189,000	206,010
01/15/22	8.750%	1,300,000	1,423,500
Senior Secured
08/15/20	8.875%	27,000	29,430
11/01/20	6.750%	134,000	145,055

Fiserv, Inc.
11/20/17	6.800%	4,000,000	4,603,208

Flextronics International Ltd.
02/15/20	4.625%	275,000	280,500

Freescale Semiconductor, Inc. Senior Secured(b)
01/15/22	6.000%	300,000	314,250

Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	87,000	94,395

Igloo Holdings Corp. PIK Senior Unsecured(b)
12/15/17	8.250%	250,000	256,250

Infor Software Parent LLC, Inc. PIK(b)
05/01/21	7.125%	500,000	507,500

Infor US, Inc.
04/01/19	9.375%	475,000	522,500

Ingram Micro, Inc. Senior Unsecured
08/10/22	5.000%	1,030,000	1,090,567

Interactive Data Corp.(b)
04/15/19	5.875%	400,000	398,500

International Business Machines Corp. Senior Unsecured
01/05/16	2.000%	1,500,000	1,530,706

Iron Mountain, Inc.
08/15/23	6.000%	73,000	77,928
08/15/24	5.750%	125,000	128,438

KLA-Tencor Corp. Senior Unsecured
05/01/18	6.900%	1,450,000	1,695,294

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnachip Semiconductor Corp. Senior Unsecured
07/15/21	6.625%	300,000	291,000

NCR Corp.
02/15/21	4.625%	600,000	601,500
12/15/21	5.875%	34,000	35,615
12/15/23	6.375%	73,000	78,840

NXP BV/Funding LLC(b)
06/01/18	3.750%	200,000	201,000
02/15/21	5.750%	86,000	90,300
03/15/23	5.750%	200,000	210,500

Nuance Communications, Inc.(b)
08/15/20	5.375%	565,000	566,412

Oracle Corp. Senior Unsecured
10/08/19	2.250%	3,000,000	3,012,498
10/15/22	2.500%	9,149,000	8,902,233
07/08/24	3.400%	1,050,000	1,067,676

Qualitytech LP/Finance Corp.(b)
08/01/22	5.875%	73,000	72,635

Seagate HDD Cayman
06/01/23	4.750%	100,000	103,250

Seagate HDD Cayman(b)
01/01/25	4.750%	450,000	459,000

Sophia Holding Finance LP/Inc. PIK(b)
12/01/18	9.625%	150,000	153,375

Sophia LP/Finance, Inc.(b)
01/15/19	9.750%	325,000	353,844

SunGard Data Systems, Inc.
11/01/19	6.625%	425,000	445,187

Syniverse Holdings, Inc.
01/15/19	9.125%	725,000	767,594

Telefonaktiebolaget LM Ericsson Senior Unsecured
05/15/22	4.125%	3,270,000	3,430,005

TransUnion Holding Co., Inc. Senior Unsecured
06/15/18	8.125%	150,000	156,000
Senior Unsecured PIK
06/15/18	9.625%	300,000	313,500

VeriSign, Inc. Senior Unsecured
05/01/23	4.625%	200,000	196,500

Verisk Analytics, Inc.
09/12/22	4.125%	3,000,000	3,109,968

Total			50,280,819

Tobacco 0.2%
Altria Group, Inc.
01/31/24	4.000%	4,240,000	4,410,325

Imperial Tobacco Finance PLC(b)
02/11/18	2.050%	2,755,000	2,759,684

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	33

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lorillard Tobacco Co.
08/04/41	7.000%	2,000,000	2,525,846

Total			9,695,855

Transportation Services 0.4%
Autopistas Metropolitanas de Puerto Rico LLC Senior Secured(b)
06/30/35	6.750%	1,750,000	1,568,579

ERAC U.S.A. Finance LLC(b)
10/01/20	5.250%	2,500,000	2,836,707
11/15/24	3.850%	4,445,000	4,542,861
10/15/37	7.000%	848,000	1,133,595

Hertz Corp. (The)
04/01/18	4.250%	100,000	100,500
04/15/19	6.750%	275,000	288,406
10/15/20	5.875%	50,000	51,438
01/15/21	7.375%	84,000	89,880
10/15/22	6.250%	175,000	182,437

Ryder System, Inc. Senior Unsecured
06/01/17	3.500%	1,000,000	1,053,851
11/15/18	2.450%	660,000	670,276

Sydney Airport Finance Co. Pty Ltd. Senior Secured(b)
03/22/23	3.900%	3,700,000	3,829,289

Topaz Marine SA(b)
11/01/18	8.625%	200,000	209,000

Total			16,556,819

Wireless 0.5%
Altice SA Senior Secured(b)
05/15/22	7.750%	380,000	403,750

America Movil SAB de CV
01/15/15	5.750%	800,000	814,384
Senior Unsecured
07/16/22	3.125%	320,000	318,323

America Movil SAB de CV(c) Senior Unsecured
09/12/16	1.230%	200,000	201,646

American Tower Corp. Senior Unsecured
01/15/18	4.500%	1,000,000	1,079,114
02/15/24	5.000%	665,000	718,788

Crown Castle International Corp. Senior Unsecured
04/15/22	4.875%	264,000	268,620

Digicel Group Ltd. Senior Unsecured(b)
09/30/20	8.250%	700,000	756,000

Rogers Communications, Inc.
03/15/44	5.000%	4,128,000	4,394,520

SBA Telecommunications, Inc.
07/15/20	5.750%	255,000	269,025

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Capital Corp.
05/01/19	6.900%	100,000	107,375
11/15/28	6.875%	525,000	511,875

Sprint Communications, Inc. Senior Unsecured
08/15/20	7.000%	138,000	147,315
11/15/21	11.500%	83,000	108,315
04/15/22	9.250%	3,650,000	4,307,000
11/15/22	6.000%	694,000	692,265

Sprint Communications, Inc.(b)
11/15/18	9.000%	2,425,000	2,873,625
03/01/20	7.000%	50,000	55,750

Sprint Corp.(b)
09/15/21	7.250%	100,000	106,000
09/15/23	7.875%	300,000	321,750
06/15/24	7.125%	345,000	351,900

T-Mobile USA, Inc.
04/28/20	6.542%	43,000	45,150
04/28/21	6.633%	123,000	129,458
01/15/22	6.125%	364,000	377,195
04/28/22	6.731%	239,000	252,145
04/01/23	6.625%	496,000	522,040
04/28/23	6.836%	86,000	91,268
01/15/24	6.500%	214,000	222,560

Wind Acquisition Finance SA(b)
04/23/21	7.375%	179,000	188,845
Senior Secured
04/30/20	6.500%	148,000	158,360
07/15/20	4.750%	173,000	173,432

Total			20,967,793

Wirelines 1.3%
AT&T, Inc. Senior Unsecured
08/15/15	2.500%	2,666,000	2,717,161
06/15/44	4.800%	2,500,000	2,614,582

Bharti Airtel International Netherlands BV(b)
05/20/24	5.350%	100,000	107,372

CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	5,527,000	6,052,065
03/15/22	5.800%	98,000	103,390
12/01/23	6.750%	137,000	151,642

Embarq Corp. Senior Unsecured
06/01/36	7.995%	1,075,000	1,209,257

Frontier Communications Corp. Senior Unsecured
04/15/22	8.750%	121,000	140,965
01/15/23	7.125%	88,000	92,840
04/15/24	7.625%	68,000	72,250

Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	50,000	54,687
06/01/19	8.875%	98,000	105,840

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Escrow II, Inc.(b)
08/15/22	5.375%	146,000	147,460

Level 3 Financing, Inc.
07/01/19	8.125%	450,000	487,125
06/01/20	7.000%	26,000	28,048
07/15/20	8.625%	150,000	166,125

Level 3 Financing, Inc.(b)
01/15/21	6.125%	66,000	69,630

Level 3 Financing, Inc.(b)(c)
01/15/18	3.823%	32,000	32,160

Ooredoo International Finance Ltd.(b)
02/21/23	3.250%	450,000	437,781

PAETEC Holding Corp.
12/01/18	9.875%	200,000	213,250

Qwest Corp. Senior Unsecured
09/15/25	7.250%	3,978,000	4,703,126

Telecom Italia Capital SA
06/04/18	6.999%	3,337,000	3,779,152

Telecom Italia SpA Senior Unsecured(b)
05/30/24	5.303%	2,725,000	2,786,312

Telefonica Emisiones SAU
04/27/18	3.192%	2,501,000	2,610,414
02/16/21	5.462%	418,000	474,354
04/27/23	4.570%	1,250,000	1,339,855

Verizon Communications, Inc. Senior Unsecured
03/15/21	3.450%	1,035,000	1,073,515
04/01/21	4.600%	1,432,000	1,585,344
11/01/22	2.450%	9,505,000	9,052,629
09/15/23	5.150%	3,500,000	3,962,665
03/15/24	4.150%	1,960,000	2,074,725
11/01/41	4.750%	2,000,000	2,054,602
09/15/43	6.550%	2,000,000	2,575,962

Verizon New England, Inc.
11/15/29	7.875%	985,000	1,275,867

Verizon New York, Inc.
04/01/32	7.375%	2,630,000	3,329,086

Verizon Virginia LLC
10/01/29	8.375%	1,255,000	1,646,736

Windstream Corp.
08/01/23	6.375%	128,000	128,320

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	113,000	128,537

Total			59,584,831

Total Corporate Bonds & Notes (Cost: $1,580,321,008)			1,636,116,235

Residential Mortgage-Backed Securities — Agency 20.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(c)(h) CMO Series 3085 Class FV
08/15/35	0.855%	3,786,332	3,834,381

Federal Home Loan Mortgage Corp.(c)(h)(i) CMO IO Series 3404 Class AS
01/15/38	5.740%	9,721,184	1,488,640

Federal Home Loan Mortgage Corp.(h)
03/01/17 - 08/01/22	8.500%	16,886	18,999
06/01/19 - 02/01/44	4.500%	12,259,009	13,211,102
02/01/20 - 07/01/42	4.000%	27,228,046	28,981,278
04/01/21	9.000%	1,849	1,935
01/01/22 - 09/01/39	5.500%	4,786,067	5,335,028
07/01/23 - 05/01/41	5.000%	4,290,190	4,715,807
08/01/24 - 02/01/25	8.000%	52,474	59,429
10/01/28 - 07/01/32	7.000%	603,090	708,565
10/01/31 - 09/01/37	6.000%	2,321,508	2,680,888
11/01/36 - 10/01/37	6.500%	903,809	1,022,892
03/01/42 - 06/01/43	3.500%	14,501,538	14,926,639
CMO STRIPS Series 276 Class 30
09/15/42	3.000%	11,163,186	10,921,941
CMO STRIPS Series 277 Class 30
09/15/42	3.000%	12,331,371	12,049,542
CMO Series 4037 Class CA
04/15/27	3.000%	6,060,532	5,986,263
Series 204048 Class AZ
05/15/42	4.000%	79,994	80,132

Federal Home Loan Mortgage Corp.(h)(i) CMO IO Series 329 Class C5
06/15/43	3.500%	12,207,240	2,706,304
CMO IO Series 4120 Class IA
10/15/42	3.500%	4,809,455	1,130,091
CMO IO Series 4176 Class BI
03/15/43	3.500%	2,022,672	463,241

Federal National Mortgage Association(c)(h)
01/01/44	3.043%	3,252,351	3,340,055
CMO Series 2003-134 Class FC
12/25/32	0.755%	5,257,244	5,320,799
CMO Series 2007-W7 Class 1A4
07/25/37	38.250%	500,616	763,007
CMO Series 2012-1 Class FA
02/25/42	0.655%	6,026,957	6,024,456
CMO Series 2012-110 Class CF
10/25/42	0.655%	15,718,128	15,743,623
Series 2014-FA Class M8
05/25/18	0.415%	6,784,436	6,791,592

Federal National Mortgage Association(h)
04/01/23	8.500%	14,210	15,225
06/01/24	9.000%	18,903	20,944
02/01/25 - 08/01/27	8.000%	83,334	95,776
10/01/25 - 09/01/44	3.500%	112,211,215	116,233,535
03/01/26 - 07/01/38	7.000%	1,748,579	2,027,576
11/01/26 - 12/01/43	3.000%	63,021,453	63,386,463
04/01/27 - 06/01/32	7.500%	155,439	175,306
09/01/27 - 10/01/27	2.500%	8,685,565	8,814,818
05/01/29 - 10/01/40	6.000%	8,325,021	9,540,085
05/01/32 - 10/01/38	6.500%	710,384	810,194
09/01/32 - 06/01/44	4.000%	116,405,166	123,901,550
03/01/33 - 04/01/41	5.500%	5,079,625	5,725,512

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	35

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/01/34 - 10/01/41	5.000%	18,292,612	20,264,659
10/01/40 - 12/01/43	4.500%	29,377,415	31,795,629
CMO Series 2009-111 Class DA
12/25/39	5.000%	1,377,969	1,499,131
CMO Series 2013-121 Class KD
08/25/41	3.500%	2,351,632	2,468,966

Federal National Mortgage Association(h)(i) CMO IO Series 2003-71 Class IM
12/25/31	5.500%	67,021	1,070

Federal National Mortgage Association(h)(j)(k) CMO PO STRIPS Series 43 Class 1
09/01/18	0.000%	1,024	1,015

Federal National Mortgage Association(h)(l)
09/16/29	2.500%	12,495,000	12,662,902
09/16/29 - 10/14/44	3.000%	78,150,000	78,495,344
09/16/29 - 10/14/44	3.500%	71,495,000	73,790,501
09/11/44 - 10/14/44	4.000%	64,755,000	68,457,943
09/11/44 - 10/14/44	4.500%	32,220,000	34,773,870
10/14/44	5.000%	28,000,000	30,821,438

Federal National Mortgage Association(h)(m)
03/01/42	4.000%	4,238,730	4,513,230

Government National Mortgage Association(c)(h) CMO Series 2013-H19 Class FC
08/20/63	0.756%	6,054,288	6,080,304

Government National Mortgage Association(h)
03/15/38 - 09/20/41	4.500%	12,700,766	13,878,868
03/15/40 - 05/15/40	5.000%	2,608,616	2,884,771
09/15/41 - 08/20/42	3.500%	4,948,232	5,156,606
11/20/41 - 02/15/42	4.000%	4,801,081	5,134,833
05/15/42	3.000%	3,762,348	3,822,691
CMO Series 2013-53 Class AD
12/20/26	1.500%	11,866,540	11,929,515

Government National Mortgage Association(h)(l)
09/19/43 - 09/18/44	3.000%	12,650,000	12,830,196
09/19/43 - 09/18/44	3.500%	14,610,000	15,194,930
09/19/43	4.000%	19,825,000	21,122,919

Total Residential Mortgage-Backed Securities — Agency
(Cost: $931,631,965)			936,634,944

Residential Mortgage-Backed Securities — Non-Agency 4.2%
American General Mortgage Loan Trust CMO Series 2009-1 Class A7(b)(c)(h)
09/25/48	5.750%	143,042	142,932

American Home Mortgage Investment Trust CMO Series 2007-1 Class GA1C(c)(h)
05/25/47	0.345%	7,930,810	5,764,057

BCAP LLC Trust(b)(c)(h)
01/26/37	0.325%	1,955,414	1,909,487
08/26/36	0.275%	1,269,580	1,240,815
09/26/36	3.500%	2,745,379	2,735,289
CMO Series 2012-RR10 Class 5A5
04/26/36	0.420%	3,020,945	2,930,334

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-RR10 Class 9A1
10/26/35	2.664%	587,395	598,853
CMO Series 2013-RR3 Class 2A1
02/26/37	2.293%	1,080,283	1,075,106
CMO Series 2013-RR5 Class 1A1
10/26/36	3.500%	2,438,089	2,480,276

BCAP LLC Trust(c)(h) CMO Series 2007-AA1 Class 1A2
02/25/47	0.315%	3,057,681	2,772,494

BCAP LLC Series 2013-RR2 Class 7A1(b)(c)(h)
07/26/36	3.000%	1,451,001	1,443,021

Banc of America Funding Trust(b)(c)(h) CMO Series 2012-R5 Class A
10/03/39	0.416%	1,731,923	1,720,006

Banc of America Funding Trust(c)(h) CMO Series 2006-D Class 3A1
05/20/36	2.713%	4,033,994	3,639,732

Banc of America Funding Trust(h) CMO Series 2006-3 Class 4A14
03/25/36	6.000%	3,218,595	3,232,313
CMO Series 2006-3 Class 5A3
03/25/36	5.500%	3,126,037	2,991,655

Bayview Opportunity Master Fund Trust IIB LP CMO Series 2012-6NPL Class A(b)(c)(h)
01/28/33	2.981%	326,731	328,365

CAM Mortgage Trust(b)(c)(h) CMO Series 2014-1 Class A
12/15/53	3.352%	69,317	69,395
CMO Series 2014-2 Class A
05/15/48	2.600%	682,425	682,393

Citicorp Mortgage Securities Trust CMO Series 2007-8 Class 1A3(h)
09/25/37	6.000%	2,033,551	2,125,622

Citigroup Mortgage Loan Trust, Inc.(b)(c)(h) CMO Series 2012-7 Class 12A1
03/25/36	2.615%	892,519	901,385
CMO Series 2012-9 Class 1A1
02/20/36	5.024%	1,440,942	1,459,170
CMO Series 2013-2 Class 1A1
11/25/37	5.472%	1,421,237	1,444,276

Citigroup Mortgage Loan Trust, Inc.(b)(h) CMO Series 2012-A Class A
06/25/51	2.500%	1,469,449	1,426,015

Citigroup Mortgage Loan Trust, Inc.(c)(h) CMO Series 2005-8 Class 1A1A
10/25/35	2.549%	4,444,673	3,782,967

Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2007-HY5 Class 1A1(c)(h)
09/25/47	2.655%	1,909,820	1,683,123

Credit Suisse First Boston Mortgage Securities Corp.(c)(h) CMO Series 2004-AR6 Class 2A1
10/25/34	2.579%	1,529,336	1,546,245

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse First Boston Mortgage Securities Corp.(h) CMO Series 2005-11 Class 8A9
12/25/35	5.250%	112,934	112,926

Credit Suisse Mortgage Capital Certificates(b)(c)(h) CMO Series 2011-16R Class 7A3
12/27/36	3.500%	570,967	578,318
CMO Series 2011-17R Class 3A1
10/27/35	2.336%	1,497,540	1,497,092
CMO Series 2012-4R Class 8A1
06/27/47	3.239%	1,116,779	1,119,568
CMO Series 2013-IVR3 Class A2
05/25/43	3.000%	2,889,985	2,790,376

Credit Suisse Securities (USA) LLC(b)(c)(h)
02/25/54	3.067%	3,020,932	3,029,427

Downey Savings & Loan Association Mortgage Loan Trust(c)(h) CMO Series 2005-AR6 Class 2A1A
10/19/45	0.446%	3,693,931	3,257,748
CMO Series 2006-AR2 Class 2A1A
10/19/36	0.356%	4,135,289	3,435,532

First Horizon Mortgage Pass-Through Trust CMO Series 2007-AR1 Class 1A1(c)(h)
05/25/37	2.596%	1,185,059	964,049

GCAT Series 2013-RP1 Class A1(b)(c)(h)
06/25/18	3.500%	1,942,449	1,951,873

GSR Mortgage Loan Trust CMO Series 2006-AR2 Class 2A1(c)(h)
04/25/36	2.773%	4,319,543	3,915,393

GreenPoint Mortgage Funding Trust CMO Series 2006-AR8 Class 1A2A(c)(h)
01/25/47	0.335%	2,763,143	2,610,266

IndyMac Index Mortgage Loan Trust CMO Series 2006-AR3 Class 1A1(c)(h)
12/25/36	2.614%	3,585,099	3,150,072

JPMorgan Mortgage Trust(h) CMO Series 2006-S2 Class 2A2
06/25/21	5.875%	2,122,687	2,127,159
CMO Series 2007-S1 Class 1A2
03/25/22	5.500%	1,124,784	1,126,148

Jefferies Resecuritization Trust CMO Series 2010-R7 Class 7A4(b)(c)(h)
10/26/36	3.250%	355,663	352,958

Lehman XS Trust(c)(h) CMO Series 2006-10N Class 1A3A
07/25/46	0.365%	4,655,572	3,769,319
Series 2005-4 Class 1A3
10/25/35	0.955%	3,688,854	3,465,140
Series 2005-5N Class 3A1A
11/25/35	0.455%	5,573,839	4,970,259

MASTR Adjustable Rate Mortgages Trust CMO Series 2006-OA1 Class 1A1(c)(h)
04/25/46	0.365%	2,942,842	2,255,394

MASTR Alternative Loan Trust CMO Series 2004-12 Class 4A1(h)
12/25/34	5.500%	1,991,765	2,143,280

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Mortgage Loan Trust CMO Series 2005-2AR Class A(c)(h)
04/25/35	0.415%	8,433,783	7,838,485

Morgan Stanley Re-Remic Trust(b)(c)(h) CMO Series 2013-R2 Class 1A
10/26/36	2.006%	3,134,566	3,174,689
CMO Series 2013-R3 Class 10A
10/26/35	2.664%	575,314	586,580
CMO Series 2013-R8 Class 12A
09/26/36	2.359%	603,656	606,814

Morgan Stanley Re-Remic Trust(c)(g)(h)
09/26/35	2.669%	4,440,000	4,528,800

Morgan Stanley Resecuritization Trust(b)(c)(h) CMO Series 2013-R9 Class 2A
06/26/46	2.722%	944,178	958,017
CMO Series 2013-R9 Class 4A
06/26/46	2.389%	1,415,959	1,425,669

MortgageIT Trust CMO Series 2005-5 Class A1(c)(h)
12/25/35	0.415%	4,293,966	4,044,543

Nomura Asset Acceptance Corp. Alternative Loan Trust(c)(h) CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	119,299	121,076
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	755,562	766,628

Nomura Resecuritization Trust CMO Series 2012-3R Class 1A1(b)(c)(h)
01/26/37	0.328%	1,326,149	1,271,120

RALI Trust(c)(f)(h)(i) CMO IO Series 2006-QS18 Class 1AV
12/25/36	0.410%	97,286,867	1,546,958
CMO IO Series 2006-QS9 Class 1AV
07/25/36	0.607%	46,148,341	935,842
CMO IO Series 2007-QS1 Class 2AV
01/25/37	0.177%	96,409,007	755,365

RALI Trust(c)(h) CMO Series 2005-QA4 Class A41
04/25/35	2.939%	2,716,828	2,701,366

RFMSI Trust(c)(h) CMO Series 2005-SA5 Class 1A
11/25/35	2.851%	3,274,596	2,717,391
CMO Series 2006-SA4 Class 2A1
11/25/36	3.532%	1,026,063	889,225

Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(c)(h)
08/26/52	2.734%	292,300	293,261

Sequoia Mortgage Trust(c)(h) CMO Series 2013-2 Class A1
02/25/43	1.874%	5,149,641	4,713,126
CMO Series 2013-6 Class A2
05/25/43	3.000%	2,804,500	2,716,313

Structured Adjustable Rate Mortgage Loan Trust(c)(h) CMO Series 2004-20 Class 1A2
01/25/35	2.500%	2,020,682	1,926,862
CMO Series 2006-5 Class 1A1
06/25/36	2.491%	4,206,941	3,509,014

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	37

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-5 Class 2A1
06/25/37	2.540%	2,063,474	1,789,924

Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(c)(h)
12/25/34	4.740%	79,262	81,031

US Residential Opportunity Fund Trust Series 2014-1A Class NOTE(b)(c)(h)
03/25/34	3.466%	812,951	815,406

WaMu Mortgage Pass-Through Certificates(c)(h) CMO Series 2003-AR8 Class A
08/25/33	2.397%	1,665,578	1,722,124
CMO Series 2005-AR11 Class A1A
08/25/45	0.475%	3,096,205	2,958,374
CMO Series 2005-AR17 Class A1A1
12/25/45	0.425%	8,174,125	7,640,946
CMO Series 2005-AR19 Class A1A1
12/25/45	0.425%	4,024,547	3,774,085
CMO Series 2005-AR2 Class 2A1A
01/25/45	0.465%	2,249,721	2,225,575
CMO Series 2005-AR8 Class 2A1A
07/25/45	0.445%	3,047,334	2,905,800
CMO Series 2005-AR9 Class A1A
07/25/45	0.475%	2,928,446	2,786,858
CMO Series 2006-AR4 Class 1A1A
05/25/46	1.057%	4,965,315	4,655,713
CMO Series 2006-AR5 Class A12A
06/25/46	1.097%	1,462,415	1,412,561
CMO Series 2007-HY1 Class 4A1
02/25/37	2.375%	3,836,424	3,438,756
CMO Series 2007-HY3 Class 1A1
03/25/37	2.066%	1,537,400	1,306,566

Washington Mutual Mortgage Pass-Through Certificates(c)(h) CMO Series 2007-OA3 Class 5A
04/25/47	1.918%	2,833,177	2,174,667
CMO Series 2007-OC2 Class A3
06/25/37	0.465%	6,203,527	4,986,699

Wells Fargo Mortgage-Backed Securities Trust CMO Series 2006-AR17 Class A1(c)(h)
10/25/36	2.611%	3,002,751	2,893,904

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $177,814,711)			194,343,756

Commercial Mortgage-Backed Securities — Agency 1.4%
Federal National Mortgage Association(c)(h) Series 2012-M12 Class 1A
08/25/22	2.935%	8,550,524	8,797,353

Federal National Mortgage Association(h)
05/01/18	3.840%	2,110,000	2,269,005
09/01/20	3.584%	5,461,042	5,850,718
11/01/20	3.375%	5,382,301	5,713,677
12/01/20	3.522%	5,519,114	5,901,542
12/01/20	3.763%	6,976,012	7,530,642
01/01/21	4.451%	5,616,644	6,270,575
04/01/21	4.378%	5,726,306	6,360,643

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/21	4.540%	1,911,865	2,141,820
06/01/21	4.425%	6,893,548	7,626,005
10/01/22	2.646%	7,005,330	7,038,634

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $65,992,609)			65,500,614

Commercial Mortgage-Backed Securities — Non-Agency 5.2%
Aventura Mall Trust Series 2013-AVM Class D(b)(c)(h)
12/05/32	3.867%	810,000	814,410

Banc of America Commercial Mortgage Trust Series 2007-4 Class AM(c)(h)
02/10/51	6.015%	2,300,000	2,546,466

Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6 Class A4(c)(h)
09/10/47	5.349%	6,161,265	6,375,967

COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(c)(h)
05/15/46	5.969%	4,527,248	4,981,327

Citigroup Commercial Mortgage Trust Series 2013-GC11 Class AS(h)
04/10/46	3.422%	2,200,000	2,200,091

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(c)(h)
07/15/44	5.399%	790,793	815,572

Commercial Mortgage Trust(b)(c)(h) Series 2013-CR8 Class B
06/10/46	4.102%	5,500,000	5,632,946

Commercial Mortgage Trust(h) Series 2013-LC6 Class AM
01/10/46	3.282%	1,235,000	1,232,482

Credit Suisse Commercial Mortgage Trust(c)(h) Series 2007-C2 Class A1A
01/15/49	5.526%	5,343,071	5,733,777
Series 2007-C3 Class A4
06/15/39	5.892%	1,738,381	1,871,329

Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(b)(c)(h)
09/18/39	5.467%	1,309,386	1,377,333

DBRR Trust(b)(c)(h) Series 2013-EZ2 Class A
02/25/45	0.853%	2,703,742	2,701,147

DBRR Trust(b)(h) Series 2012-EZ1 Class A
09/25/45	2.062%	1,507,761	1,507,849

DBUBS Mortgage Trust Series 2011-LC3A Class A2(h)
08/10/44	3.642%	8,075,000	8,420,578

FREMF Mortgage Trust Series 2014-K714 Class B(b)(c)(h)
01/25/47	3.988%	1,000,000	1,039,349

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(c)(h)
06/10/48	4.772%	651,000	657,426

GS Mortgage Securities Trust(c)(h) Series 2007-GG10 Class A4
08/10/45	5.991%	181,490	199,132
Series 2007-GG10 Class AM
08/10/45	5.991%	9,300,000	9,644,305

General Electric Capital Assurance Co.(b)(c)(h) Series 2003-1 Class A4
05/12/35	5.254%	473,265	485,234
Series 2003-1 Class A5
05/12/35	5.743%	1,704,000	1,924,941

Greenwich Capital Commercial Funding Corp.(c)(h) Series 2006-GG7 Class AM
07/10/38	6.014%	2,095,000	2,250,267

Greenwich Capital Commercial Funding Corp.(h) Series 2007-GG11 Class A4
12/10/49	5.736%	5,650,000	6,253,541
Series 2007-GG9 Class A4
03/10/39	5.444%	7,385,000	7,990,289

JPMBB Commercial Mortgage Securities Trust Series 2013-C15 Class B(h)
11/15/45	4.927%	4,400,000	4,769,755

JPMorgan Chase Commercial Mortgage Securities Trust(b)(h) Series 2011-A3 Class C4
07/15/46	4.106%	8,745,000	9,402,563
Series 2011-C3 Class A3
02/15/46	4.388%	7,715,000	8,364,690

JPMorgan Chase Commercial Mortgage Securities Trust(c)(h) Series 2005-LDP3 Class ASB
08/15/42	4.893%	697,944	708,368
Series 2005-LDP5 Class A3
12/15/44	5.433%	3,908,981	3,927,423
Series 2006-LDP6 Class ASB
04/15/43	5.490%	969,175	981,253

JPMorgan Chase Commercial Mortgage Securities Trust(h) Series 2005-CB12 Class A4
09/12/37	4.895%	4,650,000	4,758,057
Series 2005-LDP2 Class A3
07/15/42	4.697%	443,133	445,465
Series 2006-LDP8 Class A4
05/15/45	5.399%	5,167,835	5,514,985
Series 2006-LDP9 Class AM
05/15/47	5.372%	3,920,000	4,093,613

LB Commercial Mortgage Trust Series 2007-C3 Class AM(c)(h)
07/15/44	6.090%	1,415,000	1,566,694

LB-UBS Commercial Mortgage Trust(c)(h) Series 2006-C4 Class AM
06/15/38	6.049%	700,000	751,529

LB-UBS Commercial Mortgage Trust(h) Series 2006-C1 Class A4
02/15/31	5.156%	1,187,000	1,234,508
Series 2007-C2 Class A3
02/15/40	5.430%	8,455,967	9,208,049

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch/Countrywide Commercial Mortgage Trust(c)(h) Series 2007-6 Class A4
03/12/51	5.485%	6,385,000	6,935,489
Series 2007-8 Class A3
08/12/49	6.079%	5,075,000	5,585,748

Morgan Stanley Capital I Trust(c)(h) Series 2006-T23 Class A4
08/12/41	5.984%	7,095,000	7,600,994
Series 2007-IQ15 Class A4
06/11/49	6.105%	7,733,366	8,551,347
Series 2007-IQ16 Class AM
12/12/49	6.293%	3,000,000	3,345,717
Series 2007-T27 Class A4
06/11/42	5.831%	4,589,000	5,059,538

Morgan Stanley Capital I Trust(h) Series 2007-A2 Class IQ14
04/15/49	5.610%	7,918,501	7,960,691
Series 2007-IQ16 Class A4
12/12/49	5.809%	2,845,151	3,123,470

Morgan Stanley Re-Remic Trust(b)(c)(h) Series 2009-GG10 Class A4A
08/12/45	5.991%	1,849,667	2,022,050
Series 2009-GG10 Class A4B
08/12/45	5.991%	2,220,000	2,420,906
Series 2010-GG10 Class A4A
08/15/45	5.997%	1,740,863	1,903,106
Series 2010-GG10 Class A4B
08/15/45	5.991%	1,410,000	1,537,602

ORES NPL LLC Series 2014-LV3 Class A(b)(h)
03/27/24	3.000%	2,597,247	2,597,380

Rialto Real Estate Fund LP(b)(h) Series 2013-LT2 Class A
05/22/28	2.833%	341,948	342,343
Series 2013-LT3 Class A
06/20/28	2.500%	420,276	420,276
Series 2014-LT5 Class A
05/15/24	2.850%	1,113,576	1,113,640

TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(c)(h)
08/15/39	5.561%	230,110	232,225

UBS-Barclays Commercial Mortgage Trust Series 2013-C6 Class AS(h)
04/10/46	3.469%	800,000	801,844

UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class AS(b)(h)
01/10/45	5.154%	3,600,000	4,043,797

VFC LLC Series 2014-2 Class A(b)(h)
07/20/30	2.750%	668,200	668,241

WF-RBS Commercial Mortgage Trust(b)(h) Series 2011-A3 Class C4
06/15/44	4.394%	6,491,000	7,040,236

WF-RBS Commercial Mortgage Trust(h) Series 2011-C5 Class A4
11/15/44	3.667%	4,885,000	5,138,712

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	39

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-C6 Class AS
04/15/45	3.835%	5,500,000	5,743,611
Series 2012-C7 Class A2
06/15/45	3.431%	3,995,000	4,143,449
Series 2012-C8 Class A3
08/15/45	3.001%	2,880,000	2,893,801
Series 2013-C18 Class A2
12/15/46	3.027%	1,440,000	1,493,300

Wachovia Bank Commercial Mortgage Trust(c)(h) Series 2005-C20 Class A7
07/15/42	5.118%	4,274,832	4,381,741
Series 2006-C23 Class A4
01/15/45	5.418%	3,921,220	4,083,610
Series 2006-C27 Class AM
07/15/45	5.795%	1,595,000	1,713,320

Wells Fargo Commercial Mortgage Trust Series 2013-LC12 Class A4(c)(h)
07/15/46	4.218%	5,090,000	5,497,814

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $244,596,635)			240,778,708

Asset-Backed Securities — Agency 1.3%
Small Business Administration Participation Certificates
Series 2012-20C Class 1
03/01/32	2.510%	523,924	517,552
Series 2012-20G Class 1
07/01/32	2.380%	455,940	446,203
Series 2012-20I Class 1
09/01/32	2.200%	1,447,408	1,398,378
Series 2012-20J Class 1
10/01/32	2.180%	880,656	850,790
Series 2012-20L Class 1
12/01/32	1.930%	621,828	590,507
Series 2013-20A Class 1
01/01/33	2.130%	1,225,929	1,184,834
Series 2013-20B Class 1
02/01/33	2.210%	5,064,270	4,898,257
Series 2013-20C Class 1
03/01/33	2.220%	4,097,384	3,963,813
Series 2013-20D Class 1
04/01/33	2.080%	4,591,696	4,431,334
Series 2013-20E Class 1
05/01/33	2.070%	1,824,601	1,758,222
Series 2013-20F Class 1
06/01/33	2.450%	2,485,098	2,447,649
Series 2013-20G Class 1
07/01/33	3.150%	1,245,844	1,277,677
Series 2013-20H Class 1
08/01/33	3.160%	4,645,050	4,757,357
Series 2013-20K Class 1
11/01/33	3.380%	1,526,662	1,569,858
Series 2013-20L Class 1
12/01/33	3.380%	3,026,715	3,133,159
Series 2014-1 Class 20H
08/01/34	2.880%	8,015,000	8,097,394
Series 2014-20A Class 1
01/01/34	3.460%	2,256,653	2,347,083

Asset-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-20B Class 1
02/01/34	3.230%	1,488,490	1,521,641
Series 2014-20C Class 1
03/01/34	3.210%	2,700,000	2,744,384
Series 2014-20D Class 1
04/01/34	3.110%	4,225,000	4,284,319
Series 2014-20E Class 1
05/01/34	3.000%	2,910,000	2,966,658
Series 2014-20F Class 1
06/01/34	2.990%	2,060,000	2,069,996
Series 2014-20G Class 1
07/01/34	2.870%	1,650,000	1,648,944

Total Asset-Backed Securities — Agency
(Cost: $58,789,943)			58,906,009

Asset-Backed Securities — Non-Agency 8.1%
A Voce CLO Ltd.(b)(c) Series 2014-1A Class A1B
07/15/26	1.693%	3,870,000	3,861,730
Series 2014-1A Class A2A
07/15/26	2.234%	2,625,000	2,580,643

ARI Fleet Lease Trust(b) Series 2014-A Class A2
11/15/22	0.810%	760,000	759,279

ARI Fleet Lease Trust(b)(c) Series 2012-A Class A
03/15/20	0.705%	1,076,336	1,077,310

Academic Loan Funding Trust Series 2012-1A Class A2(b)(c)
12/27/44	1.255%	3,500,000	3,560,400

Access Group, Inc. Series 2005-2 Class A3(c)
11/22/24	0.415%	1,661,621	1,650,101

Ally Master Owner Trust Series 2012-5 Class A
09/15/19	1.540%	1,195,000	1,193,631

Ally Master Owner Trust(c) Series 2014-2 Class A
01/16/18	0.525%	1,825,000	1,826,761

AmeriCredit Automobile Receivables Trust Series 2014-2 Class A2B(c)
10/10/17	0.439%	2,950,000	2,947,266

American Express Credit Account Master Trust Series 2013-3 Class A
05/15/19	0.980%	2,715,000	2,715,942

Apidos CLO XVIII Series 2014-18A Class A1(b)(c)
07/22/26	1.646%	4,550,000	4,524,502

Ares XXX CLO Ltd. Series 2014-30A Class A2(b)(c)
04/20/23	1.018%	3,070,000	3,057,259

Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W2 Class A2B1(c)
10/25/35	0.355%	1,801,598	1,795,089

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-A4 Class HE1(c)
01/25/36	0.455%	3,230,000	2,869,228

Atrium X Series 10A Class B1(b)(c)
07/16/25	1.883%	1,700,000	1,646,406

BA Credit Card Trust Series 2014-A2 Class A(c)
09/16/19	0.425%	2,350,000	2,350,993

BMW Vehicle Owner Trust Series 2013-A Class A3
11/27/17	0.670%	2,605,000	2,607,193

Barclays Dryrock Issuance Trust Series 2014-2 Class A(c)
03/16/20	0.495%	2,080,000	2,080,000

Beacon Container Finance LLC Series 2012-1A Class A(b)
09/20/27	3.720%	2,429,930	2,481,720

Brazos Higher Education Authority Series 2005-1 Class 1A3(c)
09/26/22	0.343%	2,616,816	2,604,031

CIT Education Loan Trust Series 2007-1 Class B(b)(c)
06/25/42	0.533%	1,223,332	1,138,351

Cabela’s Master Credit Card Trust Series 2014-1 Class A(c)
03/16/20	0.505%	540,000	539,670

California Republic Auto Receivables Trust Series 2014-2 Class A2
03/15/17	0.540%	755,000	754,947

Capital One Multi-Asset Execution Trust Series 2013-A3 Class A3
09/16/19	0.960%	8,215,000	8,207,135

Carlyle Global Market Strategies CLO Series 2014-3A Class A1B(b)(c)
07/27/26	1.569%	3,700,000	3,700,000

Carlyle Global Market Strategies Series 2012-2AR Class A1R(b)(c)
07/20/23	1.532%	3,620,000	3,620,308

Chase Issuance Trust Series 2013-A8 Class A8
10/15/18	1.010%	8,060,000	8,067,855

Chase Issuance Trust(c) Series 2014-A3 Class A3
05/15/18	0.355%	1,300,000	1,300,130

Chesapeake Funding LLC Series 2012-2A Class A(b)(c)
05/07/24	0.609%	958,082	959,573

Citibank Credit Card Issuance Trust Series 2013-A6 Class A6
09/07/18	1.320%	9,065,000	9,133,876

Citicorp Residential Mortgage Securities Trust Series 2007-2 Class A3(c)
06/25/37	5.719%	96,210	96,334

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Countrywide Asset-Backed Certificates Series 2005-1 Class MV3(c)
07/25/35	0.635%	3,505,000	3,473,550

Countrywide Home Equity Loan Trust Series 2007-S2 Class A6 (NPFGC)(c)
05/25/37	5.779%	942,539	935,179

Countrywiide Home Equity Loan Trust Series 2007-S2 Class A3 (NPFGC)(c)
05/25/37	5.813%	627,544	606,957

Credit-Based Asset Servicing and Securitization LLC(c) Series 2005-CB7 Class AF3
11/25/35	4.132%	2,198,820	2,185,748
Series 2007-CB1 Class AF3
01/25/37	4.168%	5,180,262	2,860,520

Cronos Containers Program Ltd. Series 2012-2A Class A(b)
09/18/27	3.810%	2,425,000	2,427,264

Crown Castle Towers LLC Senior Secured(b)
01/15/37	5.495%	2,000,000	2,152,744

Dryden Senior Loan Fund Series 2014-33A Class B(b)(c)
07/15/26	2.223%	3,800,000	3,740,747

EFS Volunteer No. 2 LLC Series 2012-1 Class A2(b)(c)
03/25/36	1.505%	2,700,000	2,778,734

Education Loan Asset-Backed Trust I Series 2013-1 Class A2(b)(c)
04/26/32	0.955%	4,650,000	4,646,370

Educational Funding of the South, Inc. Series 2011-1 Class A2(c)
04/25/35	0.884%	6,000,000	6,013,794

Educational Services of America, Inc. Series 2012-2 Class A(b)(c)
04/25/39	0.885%	2,858,931	2,873,226

First Franklin Mortgage Loan Trust(c) Series 2006-FF18 Class A2D
12/25/37	0.365%	5,040,977	3,349,271
Series 2007-FF2 Class A2B
03/25/37	0.255%	7,140,582	4,542,617

Ford Credit Auto Owner Trust Series 2013-D Class A3
04/15/18	0.670%	3,800,000	3,798,352

GE Business Loan Trust(b)(c) Series 2004-1 Class A
05/15/32	0.445%	1,301,100	1,256,777
Series 2004-2A Class A
12/15/32	0.375%	1,116,923	1,095,073

GE Dealer Floorplan Master Note Trust Series 2014-1 Class A(c)
07/20/19	0.536%	2,770,000	2,769,949

GE Equipment Small Ticket LLC Series 2014-1A Class A2(b)
08/24/16	0.590%	1,160,000	1,159,916

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	41

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Equipment Transportation LLC Series 2014-1 Class A2
12/23/16	0.550%	860,000	859,767

Global SC Finance II SRL Series 2014-A2 Class 1A(b)
07/17/24	3.090%	5,364,917	5,317,528

Goal Capital Funding Trust Series 2006-1 Class B(c)
08/25/42	0.685%	1,568,250	1,427,348

Goldentree Loan Opportunities VIII Ltd. Series 2014-8A Class A(b)(c)
04/19/26	1.679%	5,500,000	5,495,259

HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class A2(b)
05/16/44	1.147%	1,325,000	1,326,567

HSBC Home Equity Loan Trust Series 2007-3 Class APT(c)
11/20/36	1.356%	4,279,029	4,278,464

Henderson Receivables LLC(b) Series 2013-3A Class A
01/17/73	4.080%	2,885,490	3,057,053
Series 2014-2A Class A
01/17/73	3.610%	3,435,000	3,432,774

Hertz Fleet Lease Funding LP(b)(c) Series 2013-3 Class A
12/10/27	0.707%	1,080,000	1,082,330
Series 2014-1 Class A
04/10/28	0.557%	1,235,000	1,235,000

Higher Education Funding I Series 2014-1 Class A(b)(c)
05/25/34	1.288%	4,118,429	4,146,730

Honda Auto Receivables Owner Trust Series 2013-4 Class A3
09/18/17	0.690%	3,605,000	3,604,789

Hyundai Floorplan Master Owner Trust Series 2013-1A Class A(b)(c)
05/15/18	0.505%	3,370,000	3,375,317

ING Investment Management CLO V Ltd. Series 2007-5A Class A1A(b)(c)
05/01/22	0.470%	3,989,709	3,973,120

Invitation Homes Trust Series 2014-SFR1 Class C(b)(c)
06/17/31	2.255%	1,750,000	1,730,312

JPMorgan Mortgage Acquisition Corp. Series 2007-CH1 Class AV4(c)
11/25/36	0.285%	2,626,031	2,611,383

MAPS CLO Fund II, Ltd. Series 2007-2A Class A1(b)(c)
07/20/22	0.474%	2,875,000	2,833,298

MMAF Equipment Finance LLC Series 2014-AA Class A2(b)
04/10/17	0.520%	2,245,000	2,243,303

Mercedes-Benz Auto Lease Trust Series 2013-B Class A3
07/15/16	0.620%	4,730,000	4,733,250

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mid-State Capital Corp. Trust Series 2006-1 Class A(b)
10/15/40	5.787%	1,614,157	1,699,254

Mid-State Trust VII Series 7 Class A
10/15/36	6.340%	2,115,907	2,219,999

Montana Higher Education Student Assistance Corp. Series 2012-1 Class A3(c)
07/20/43	1.206%	3,000,000	2,988,147

Mountain View CLO III Ltd.(b)(c) Series 2007-3A Class A1
04/16/21	0.448%	3,677,404	3,663,540
Series 2007-3A Class A2
04/16/21	0.573%	310,000	302,033

Nationstar Home Equity Loan Trust Series 2007-B Class 2AV3(c)
04/25/37	0.405%	7,509,000	5,839,194

Navient Student Loan Trust(c) Series 2014-A Class 2
03/25/43	0.797%	9,320,000	9,320,000
Series 2014-A Class 3
03/25/43	0.777%	9,320,000	9,320,000
Series 2014-A Class 4
03/25/43	0.832%	4,290,000	4,290,000

Nelnet Student Loan Trust(b)(c) Series 2012-5A Class A
10/27/36	0.755%	3,388,122	3,393,981
Series 2014-2A Class A1
06/25/21	0.435%	2,699,837	2,699,835
Series 2014-4A Class A2
11/25/43	1.105%	4,210,000	4,209,999

Nelnet Student Loan Trust(c) Series 2008-3 Class A4
11/25/24	1.885%	6,570,000	6,892,166

New York City Tax Liens Trust Series 2014-A Class A(b)
11/10/27	1.030%	1,230,000	1,229,026

Newcastle Mortgage Securities Trust Series 2006-1 Class A3(c)
03/25/36	0.335%	539,793	536,327

Nissan Auto Lease Trust Series 2013-B Class A3
06/15/16	0.750%	1,700,000	1,702,761

Nissan Auto Receivables Owner Trust Series 2013-C Class A3
08/15/18	0.670%	5,539,000	5,527,988

OZLM VII Ltd.(b)(c) Series 2014-7A Class A1B
07/17/26	1.745%	3,600,000	3,599,244
Series 2014-7A Class A2A
07/17/26	2.305%	2,025,000	1,992,794

Oak Hill Credit Partners X Ltd.(b)(c) Series 2014-10A Class A
07/20/26	1.724%	3,355,000	3,352,960
Series 2014-10A Class B
07/20/26	2.354%	3,850,000	3,830,788

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners XIX Ltd. Series 2014-A Class 1A(b)(c)
04/15/26	1.754%	1,795,000	1,795,307

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-WWF1 Class M2(c)
12/25/34	1.175%	2,403,349	2,405,870

Residential Asset Mortgage Products Trust Series 2006-RS3 Class A3(c)
05/25/36	0.355%	1,029,997	998,994

SG Mortgage Securities Trust Series 2005-OPT1 Class A3(c)
10/25/35	0.505%	2,466,975	2,403,465

SLC Student Loan Trust Series 2006-2 Class A5(c)
09/15/26	0.331%	4,000,000	3,928,572

SLM Private Education Loan Trust Series 2013-B Class A2B(b)(c)
06/17/30	1.255%	1,200,000	1,207,094

SLM Student Loan Trust(b)(c) Series 2003-12 Class A5
09/15/22	0.511%	7,877,160	7,877,498

SLM Student Loan Trust(c) Series 2004-8 Class B
01/25/40	0.694%	771,553	703,325
Series 2005-4 Class A3
01/25/27	0.354%	8,595,000	8,479,337
Series 2007-6 Class B
04/27/43	1.084%	1,106,349	1,009,392
Series 2008-2 Class B
01/25/29	1.434%	1,165,000	1,054,783
Series 2008-3 Class B
04/25/29	1.434%	1,165,000	1,074,496
Series 2008-4 Class A4
07/25/22	1.884%	4,250,000	4,471,667
Series 2008-4 Class B
04/25/29	2.084%	1,165,000	1,160,864
Series 2008-5 Class B
07/25/29	2.084%	1,165,000	1,194,714
Series 2008-6 Class B
07/25/29	2.084%	1,165,000	1,164,992
Series 2008-7 Class B
07/25/29	2.084%	1,165,000	1,170,302
Series 2008-8 Class B
10/25/29	2.484%	1,165,000	1,229,200
Series 2008-9 Class B
10/25/29	2.484%	1,165,000	1,235,064
Series 2011-1 Class A2
10/25/34	1.305%	3,285,000	3,383,691
Series 2012-7 Class A3
05/26/26	0.805%	4,000,000	4,001,164
Series 2013-A Class 2
09/25/26	0.605%	9,092,558	9,111,271
Series 2014-2 Class A1
07/25/19	0.405%	2,045,377	2,044,627

SMART Trust(b) Series 2012-1USA Class A4A
12/14/17	2.010%	1,349,000	1,361,950

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SMART Trust(c) Series 2013-1US Class A3B
09/14/16	0.606%	629,254	629,841

SVO VOI Mortgage LLC Series 2012-AA Class A(b)
09/20/29	2.000%	1,232,348	1,223,673

Santander Drive Auto Receivables Trust(c) Series 2014-2 Class A2B
07/17/17	0.475%	2,145,000	2,145,000
Series 2014-3 Class A2B
08/15/17	0.435%	1,295,000	1,295,000

Scholar Funding Trust Series 2011-A Class A(b)(c)
10/28/43	1.135%	1,355,234	1,363,584

Selene Non-Performing Loans LLC Series 2014-1A Class A(b)(c)
05/25/54	2.981%	749,929	749,936

Seneca Park CLO Ltd.(b)(c) Series 2014-1A Class A
07/17/26	1.704%	2,215,000	2,215,727
Series 2014-1A Class B1
07/17/26	2.174%	1,075,000	1,054,191

Symphony CLO Ltd. Series 2014-14A Class B1(b)(c)
07/14/26	2.280%	2,040,000	2,020,277

Symphony CLO V Ltd. Series 2007-5A Class A1(b)(c)
01/15/24	0.984%	3,525,208	3,487,048

Symphony CLO XIV Ltd. Series 2014-14A Class A2(b)(c)
07/14/26	1.710%	4,225,000	4,225,714

TAL Advantage LLC Series 2006-1A(b)(c)
04/20/21	0.346%	775,000	767,753

TAL Advantage V LLC Series 2014-2A Class A1(b)
05/20/39	1.700%	1,109,385	1,110,411

TCF Auto Receivables Owner Trust Series 2014-1A Class A2(b)
05/15/17	0.590%	2,865,000	2,864,177

Triton Container Finance LLC Series 2012-1A Class A(b)
05/14/27	4.210%	1,627,500	1,629,188

Vericrest Opportunity Loan Transferee CMO Series 2013-NPL4 Class A1(b)(c)
11/25/53	3.960%	411,867	413,862

Volkswagen Auto Loan Enhanced Trust Series 2013-2 Class A3
04/20/18	0.700%	3,510,000	3,495,923

WaMu Asset-Backed Certificates Series 2007-HE1 Class 2A3(c)
01/25/37	0.305%	6,647,318	3,901,982

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	43

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westlake Automobile Receivables Trust Series 2014-1A Class A2(b)
05/15/17	0.700%	1,180,000	1,179,406

World Financial Network Credit Card Master Trust Series 2014-A Class A(c)
12/15/19	0.535%	1,880,000	1,880,837

Total Asset-Backed Securities — Non-Agency
(Cost: $366,823,020)			375,869,248

Inflation-Indexed Bonds 1.3%
United States 1.3%
U.S. Treasury Inflation-Indexed Bond
04/15/15	0.500%	2,749,200	2,761,657
04/15/17	0.125%	16,903,256	17,291,507
01/15/24	0.625%	26,790,273	27,723,753
07/15/24	0.125%	7,557,560	7,486,118
01/15/28	1.750%	1,365,072	1,588,709
02/15/44	1.375%	5,240,569	5,978,750

Total			62,830,494

Total Inflation-Indexed Bonds
(Cost: $61,610,299)			62,830,494

U.S. Treasury Obligations 15.9%
U.S. Treasury
04/15/16	0.250%	3,000,000	2,994,960
05/31/16	1.750%	7,500,000	7,672,853
07/31/16	0.500%	64,995,000	65,030,552
05/15/17	0.875%	15,835,000	15,851,088
06/15/17	0.875%	7,900,000	7,901,234
07/15/17	0.875%	39,865,000	39,824,497
04/30/19	1.625%	4,000,000	4,007,812
09/30/19	1.000%	11,000,000	10,639,068
10/31/19	1.250%	22,400,000	21,918,758
01/31/21	2.125%	11,465,000	11,579,650
06/30/21	2.125%	2,000,000	2,012,344
07/31/21	2.250%	28,495,000	28,893,474
05/15/24	2.500%	134,060,000	135,976,656
08/15/24	2.375%	25,155,000	25,221,812
02/15/36	4.500%	2,700,000	3,404,109
05/15/43	2.875%	9,900,000	9,496,266
11/15/43	3.750%	13,500,000	15,276,087
02/15/44	3.625%	52,930,000	58,586,894
05/15/44	3.375%	17,578,000	18,588,735
08/15/44	3.125%	4,500,000	4,536,563

U.S. Treasury(k) STRIPS
05/15/43	0.000%	28,474,000	11,317,902

U.S. Treasury(m)
04/30/17	0.875%	70,000,000	70,087,500
07/31/19	1.625%	172,071,200	172,098,086

Total U.S. Treasury Obligations
(Cost: $733,434,809)			742,916,900

U.S. Government & Agency Obligations 2.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks
10/22/25	2.730%	3,855,000	3,693,576

Federal Home Loan Banks Discount Notes(k)
09/17/14	0.080%	22,075,000	22,074,092
10/17/14	0.040%	13,210,000	13,209,343
10/29/14	0.020%	9,925,000	9,924,672

Federal Home Loan Banks(c)
05/26/28	0.750%	8,870,000	8,858,273

Federal National Mortgage Association
10/22/15	0.500%	7,660,000	7,683,118
02/12/18	8.950%	9,612,000	12,076,795

Residual Funding Corp.(k) STRIPS
10/15/19	0.000%	22,969,000	20,795,214
10/15/20	0.000%	4,625,000	4,045,825
01/15/21	0.000%	5,236,000	4,544,869
STRIPS Senior Unsecured
07/15/20	0.000%	11,482,000	10,136,011

Total U.S. Government & Agency Obligations
(Cost: $116,917,107)			117,041,788

Foreign Government Obligations(a)(n) 1.8%
Argentina —%
Provincia de Buenos Aires Senior Unsecured
09/14/18	9.375%	225,000	192,937
01/26/21	10.875%	400,000	346,000

Total			538,937

Armenia —%
Republic of Armenia Senior Unsecured(b)
09/30/20	6.000%	200,000	208,000

Bahrain —%
Bahrain Government International Bond Senior Unsecured(b)
08/01/23	6.125%	200,000	227,000

Bolivia —%
Bolivian Government International Bond Senior Unsecured(b)
10/29/22	4.875%	200,000	206,000

Brazil 0.3%
Brazilian Government International Bond Senior Unsecured
01/17/17	6.000%	4,000,000	4,420,000
01/20/34	8.250%	773,000	1,111,188
01/07/41	5.625%	2,087,000	2,346,310

Centrais Eletricas Brasileiras SA Senior Unsecured
10/27/21	5.750%	200,000	207,100

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Foreign Government Obligations(a)(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Petrobras Global Finance BV
05/20/23	4.375%		2,500,000	2,466,700

Petrobras Global Finance BV(c)
05/20/16	1.852%		1,845,000	1,848,762

Petrobras International Finance Co.
01/27/41	6.750%		1,820,000	2,031,369

Total				14,431,429

Chile —%
Chile Government International Bond Senior Unsecured
10/30/22	2.250%		730,000	702,625

Codelco Senior Unsecured(b)
07/17/22	3.000%		200,000	196,321

Empresa Nacional del Petroleo Senior Unsecured(b)
08/10/20	5.250%		100,000	108,278

Total				1,007,224

China —%
Sinopec Group Overseas Development 2013 Ltd.(b)
10/17/23	4.375%		200,000	210,172

Colombia 0.2%
Colombia Government International Bond Senior Unsecured
01/18/41	6.125%		3,385,000	4,183,864

Corporación Andina de Fomento
06/15/22	4.375%		400,000	428,555
Senior Unsecured
06/04/19	8.125%		1,400,000	1,739,317

Total				6,351,736

Croatia 0.1%
Croatia Government International Bond Senior Unsecured
01/26/24	6.000%		300,000	322,500

Croatia Government International Bond(b) Senior Unsecured
01/26/24	6.000%		1,700,000	1,827,500

Hrvatska Elektroprivreda Senior Unsecured
11/09/17	6.000%		200,000	209,750

Total				2,359,750

Denmark 0.1%
Danske Bank A/S(c)
12/31/49	5.750%	EUR	2,777,000	3,794,807

Ecuador —%
Ecuador Government International Bond
12/15/15	9.375%		200,000	213,500

Foreign Government Obligations(a)(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Egypt —%
Egypt Government International Bond Senior Unsecured
04/30/40	6.875%	300,000	298,500

El Salvador —%
El Salvador Government International Bond Senior Unsecured
01/30/25	5.875%	50,000	49,625

France 0.2%
Electricite de France SA(b) Senior Unsecured
01/27/40	5.600%	1,500,000	1,762,139

Electricite de France SA(b)(c) Subordinated Notes
12/31/49	5.250%	3,541,000	3,656,082

Electricite de France(b)(c)
12/31/49	5.625%	2,700,000	2,856,600

Total			8,274,821

Ghana —%
Republic of Ghana Senior Unsecured
10/04/17	8.500%	120,000	126,600

Hungary —%
Hungary Government International Bond Senior Unsecured
02/19/18	4.125%	70,000	72,695
03/29/21	6.375%	300,000	342,900

Total			415,595

Iceland —%
Iceland Government International Bond
06/16/16	4.875%	100,000	104,404

Indonesia —%
Indonesia Government International Bond Senior Unsecured
01/17/18	6.875%	100,000	114,000
03/04/19	11.625%	200,000	271,250

PT Pertamina Persero Senior Unsecured
05/03/22	4.875%	200,000	205,000

PT Pertamina Persero(b) Senior Unsecured
05/20/23	4.300%	200,000	196,100

Total			786,350

Italy —%
Republic of Italy Senior Unsecured
09/27/23	6.875%	1,270,000	1,626,809

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	45

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Foreign Government Obligations(a)(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kazakhstan —%
KazMunayGas National Co. JSC Senior Unsecured(b)
04/30/23	4.400%	200,000	200,467

Kenya —%
Kenya Government International Bond(b)
06/24/19	5.875%	200,000	207,500
06/24/24	6.875%	200,000	216,000

Total			423,500

Mexico 0.2%
Mexico Government International Bond Senior Unsecured
03/19/19	5.950%	220,000	254,100
01/15/20	5.125%	200,000	227,000
03/15/22	3.625%	1,500,000	1,561,500
03/08/44	4.750%	620,000	650,380

Pemex Project Funding Master Trust
03/05/20	6.000%	5,965,000	6,844,837

Petroleos Mexicanos
07/18/18	3.500%	55,000	57,475
05/03/19	8.000%	300,000	371,250

Total			9,966,542

Morocco —%
Morocco Government International Bond Senior Unsecured
12/11/22	4.250%	200,000	201,000

Norway 0.2%
Kommunalbanken AS Senior Unsecured(b)
05/23/18	1.125%	8,860,000	8,758,296

Peru —%
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%	150,000	201,750

Philippines —%
Philippine Government International Bond Senior Unsecured
10/23/34	6.375%	100,000	130,000

Power Sector Assets & Liabilities Management Corp.
05/27/19	7.250%	200,000	239,000

Total			369,000

Poland —%
Poland Government International Bond Senior Unsecured
03/23/22	5.000%	1,450,000	1,628,350

Foreign Government Obligations(a)(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qatar 0.1%
Nakilat, Inc. Senior Secured(b)
12/31/33	6.067%	1,723,000	1,938,375

Romania —%
Romanian Government International Bond Senior Unsecured(b)
01/22/24	4.875%	18,000	19,418

Russian Federation —%
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)
11/27/23	6.000%	200,000	193,100

Gazprom OAO Via Gaz Capital SA Senior Unsecured
04/23/19	9.250%	400,000	458,000

Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b)
07/25/18	5.100%	200,000	188,624

VTB Bank OJSC/Capital SA Subordinated Notes(b)
10/17/22	6.950%	200,000	186,000

Total			1,025,724

Senegal —%
Senegal Government International Bond(b)
07/30/24	6.250%	200,000	205,500

Sri Lanka —%
Sri Lanka Government International Bond Senior Unsecured
10/04/20	6.250%	180,000	192,600

Sri Lanka Government International Bond(b) Senior Unsecured
01/14/19	6.000%	200,000	211,500

Total			404,100

Supra-National —%
African Export-Import Bank Senior Unsecured
07/27/16	5.750%	300,000	312,948

Trinidad and Tobago —%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured
05/08/22	6.000%	166,667	179,583

Turkey 0.1%
Turkey Government International Bond Senior Unsecured
09/26/16	7.000%	200,000	220,260
03/30/21	5.625%	900,000	989,370
01/14/41	6.000%	3,010,000	3,326,050

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Foreign Government Obligations(a)(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Turkiye Vakiflar Bankasi Tao Senior Unsecured(b)
04/15/18	3.750%	200,000	196,400

Total			4,732,080

United Arab Emirates —%
ADCB Finance (Cayman) Ltd.
03/06/23	4.500%	200,000	205,500

DP World Ltd. Senior Unsecured(b)
07/02/37	6.850%	100,000	114,250

Emirate of Dubai Government Bonds Senior Unsecured
01/30/43	5.250%	200,000	192,000

Total			511,750

United Kingdom 0.2%
Lloyds Banking Group PLC(c)
12/31/49	7.500%	6,741,000	7,069,624

Venezuela 0.1%
Petroleos de Venezuela SA
11/02/17	8.500%	3,000,000	2,688,000

Venezuela Government International Bond
12/09/20	6.000%	450,000	317,250

Total			3,005,250

Zambia —%
Zambia Government International Bond
09/20/22	5.375%	300,000	293,250

Total Foreign Government Obligations
(Cost: $80,924,528)			82,677,766

Municipal Bonds 0.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.1%
Los Angeles Unified School District Series 2009
07/01/34	5.750%	655,000	821,265

State of California Unlimited General Obligation Bonds Build America Bonds Series 2010
11/01/21	5.700%	350,000	422,807
03/01/40	7.625%	800,000	1,208,792
Taxable-Various Purpose Series 2010
03/01/19	6.200%	2,700,000	3,194,505

Total			5,647,369

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida —%
State Board of Administration Finance Corp.
07/01/16	1.298%	1,290,000	1,303,829

Illinois 0.3%
City of Chicago Waterworks Series 2010
11/01/40	6.742%	425,000	550,847

State of Illinois Revenue Bonds Taxable Sales Tax Series 2013
06/15/28	3.350%	2,500,000	2,400,275
Unlimited General Obligation Bonds Build America Bonds Series 2010
07/01/21	6.200%	1,000,000	1,094,890
Taxable Build America Bonds Series 2010
02/01/35	6.630%	4,265,000	4,733,510
Taxable Pension Series 2003
06/01/18	4.350%	4,000,000	4,178,840
06/01/33	5.100%	1,500,000	1,487,505

Total			14,445,867

Kentucky 0.1%
Kentucky Asset Liability Commission
04/01/18	3.165%	4,846,695	5,015,894

New York 0.1%
New York State Urban Development Corp. Series 2013
03/15/22	3.200%	2,650,000	2,734,005

Ohio 0.1%
JobsOhio Beverage System
01/01/35	4.532%	2,160,000	2,287,375

Puerto Rico 0.1%
Commonwealth of Puerto Rico(o)
07/01/35	8.000%	1,675,000	1,534,668

Puerto Rico Electric Power Authority(o)
07/01/32	5.000%	945,000	518,616

Puerto Rico Sales Tax Financing Corp.(o)
Revenue Bonds
1st Subordinated Series 2009A
08/01/44	6.500%	285,000	250,082
1st Subordinated Series 2009A-1
08/01/43	5.250%	705,000	548,159
1st Subordinated Series 2010C
08/01/41	5.250%	1,600,000	1,250,048

Total			4,101,573

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	47

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas 0.1%
City of Houston Series 2009A
03/01/32	6.290%	5,415,000	6,742,487

Total Municipal Bonds
(Cost: $41,028,768)			42,278,399

Preferred Debt 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.6%
Citigroup Capital XIII(c)
10/30/40	7.875%	390,095	10,626,188

HSBC Holdings PLC
12/31/49	8.000%	46,285	1,241,827

M&T Bank Corp.(c)
12/31/49	6.375%	435	436,305
12/31/49	6.375%	3,105	3,336,819

PNC Financial Services Group, Inc. (The)(c)
12/31/49	6.125%	68,880	1,907,976

State Street Corp.(c)
12/31/49	5.900%	69,555	1,815,385

U.S. Bancorp(c)
12/31/49	6.500%	128,950	3,760,182

Wells Fargo & Co.(c)
12/31/49	5.850%	191,410	4,990,059

Total			28,114,741

Building Materials 0.1%
Stanley Black & Decker, Inc.
07/25/52	5.750%	60,250	1,507,455

Property & Casualty —%
Allstate Corp. (The)(c)
01/15/53	5.100%	43,905	1,123,968

Total Preferred Debt
(Cost: $30,366,065)			30,746,164

Senior Loans 0.8%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
Gates Global LLC Term Loan(c)(p)
07/05/21	4.250%	59,000	58,536

Brokerage/Asset Managers/Exchanges —%
Nuveen Investments, Inc. 2nd Lien Tranche B Term Loan(c)(p)
02/28/19	6.500%	144,728	144,848

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals —%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc. Tranche B Term Loan(c)(p)
02/01/20	3.750%	93,060	92,447

Solenis International LP/Holdings 3 LLC Term Loan(c)(p)
07/31/21	4.250%	30,000	29,794

Total			122,241

Construction Machinery —%
North American Lifting Holdings, Inc. 1st Lien Term Loan(c)(p)
12/02/20	5.500%	1,492,500	1,499,963

Diversified Manufacturing —%
Gardner Denver, Inc. Term Loan(c)(p)
07/30/20	4.250%	62,339	62,227

Electric 0.1%
Calpine Corp. Term Loan(c)(p)
04/01/18	4.000%	2,988,462	2,985,115

Environmental —%
STI Infrastructure SARL Term Loan(c)(p)
08/22/20	6.250%	992,500	981,334

Food and Beverage 0.3%
HJ Heinz Co.(c)(p)
Tranche B-1 Term Loan
06/07/19	3.250%	6,223,761	6,204,717
Tranche B-2 Term Loan
06/05/20	3.500%	4,841,634	4,836,211

Total			11,040,928

Gaming 0.1%
Golden Nugget, Inc.(c)(p)
Term Loan
11/06/19	5.500%	298,500	301,237
11/06/19	5.500%	696,500	702,887

Twin River Management Group, Inc. Term Loan(c)(p)
06/11/20	5.250%	1,500,000	1,501,245

Total			2,505,369

Health Care —%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(p)
02/20/20	8.500%	90,000	89,494

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc. Tranche D Term Loan(c)(p)
01/27/21	4.250%	42,785	42,873

ConvaTec, Inc. Term Loan(c)(p)
12/22/16	4.000%	39,954	39,821

U.S. Renal Care, Inc.(c)(p)
1st Lien Tranche B-2 Term Loan
07/03/19	4.250%	290,983	290,619
2nd Lien Term Loan
01/03/20	10.250%	193,000	194,447

United Surgical Partners International, Inc. Tranche B Term Loan(c)(p)
04/03/19	4.750%	73,405	73,350

Total			730,604

Independent Energy 0.1%
EMG Utica LLC Term Loan(c)(p)
03/27/20	4.750%	1,500,000	1,500,000

MEG Energy Corp. Term Loan(c)(p)
03/31/20	3.750%	1,488,554	1,483,672

Total			2,983,672

Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(c)(p)
12/28/20	6.250%	36,000	36,090

Playa Resorts Holdings Term Loan(c)(p)
08/09/19	4.000%	50,617	50,364

Total			86,454

Metals 0.1%
Arch Coal, Inc. Term Loan(c)(p)
05/16/18	6.250%	144,894	140,857

Murray Energy Corp. Term Loan(c)(p)
11/21/19	5.250%	1,496,250	1,505,587

Total			1,646,444

Midstream —%
Power Buyer LLC 1st Lien Term Loan(c)(p)
05/06/20	3.765%	70,283	68,877

Powerteam Services Term Loan(c)(p)
05/06/20	4.250%	1,322,940	1,296,481

Total			1,365,358

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Oil Field Services —%
Drillships Ocean Ventures, Inc. Term Loan(c)(p)
07/18/21	5.500%	1,500,000	1,504,380

Other Industry —%
Gim Channelview Cogen LLC Tranche B Term Loan (c)(p)
05/02/20	4.250%	904,667	904,667

Northeast Wind Capital II Tranche B Term Loan(c)(p)
11/07/20	5.000%	473,446	479,364

Total			1,384,031

Property & Casualty —%
Asurion LLC(c)(p) 2nd Lien Term Loan
03/03/21	8.500%	208,000	214,448
Tranche B-1 Term Loan
05/24/19	5.000%	285,329	286,042

Total			500,490

Retailers —%
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(c)(p)
08/21/20	5.750%	148,000	149,603

Technology 0.1%
Applied Systems, Inc.(c)(p) 1st Lien Term Loan
01/25/21	4.250%	12,935	12,903
2nd Lien Term Loan
01/24/22	7.500%	15,000	15,090

Blue Coat Systems, Inc. 2nd Lien Term Loan(c)(p)
06/26/20	9.500%	160,000	163,600

First Data Corp. Tranche B1 Term Loan(c)(p)
09/24/18	3.733%	1,500,000	1,486,410

eResearch Technology, Inc. Tranche B Term Loan(c)(p)
05/02/18	6.000%	1,209,730	1,209,730

Total			2,887,733

Transportation Services —%
OSG International, Inc. Tranche B Term Loan(c)(p)
07/08/19	5.750%	1,500,000	1,501,875

Wirelines —%
Level 3 Financing, Inc. Tranche B-3 Term Loan(c)(p)
08/01/19	4.000%	1,500,000	1,492,815

Total Senior Loans
(Cost: $35,744,375)			35,634,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	49

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks —%
Issuer		Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%

Lone Pine Resources Canada Ltd.(f)(g)(q)		3,118	5,862

Lone Pine Resources, Inc., Class A(e)(f)(g)(q)		3,118	—

Total			5,862

Total Energy			5,862

Total Common Stocks
(Cost: $7,499)			5,862

Treasury Bills 1.0%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
United States 1.0%
U.S. Treasury Bills
12/26/14	0.030%	45,175,000	45,171,025

U.S. Treasury Bills(m)
11/06/14	0.020%	194,000	193,993

Total			45,365,018

Total Treasury Bills
(Cost: $45,363,805)			45,365,018

Money Market Funds 6.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.100%(r)(s)	321,626,587	321,626,587

Total Money Market Funds
(Cost: $321,626,587)		321,626,587

Total Investments
(Cost: $4,892,993,733)		4,989,272,512

Other Assets & Liabilities, Net		(333,052,169)

Net Assets		4,656,220,343

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

UBS Securities	09/08/2014	4,797,000 EUR	6,401,307 USD	98,114	—

Futures Contracts Outstanding at August 31, 2014

At August 31, 2014, securities totaling $5,216,213 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO 90 DAY	390	USD	97,153,875	03/2015	5,064	—
EURO 90 DAY	(390)	USD	(96,290,990)	03/2016	—	(31,114)
EURO-BOBL	(37)	EUR	(6,282,665)	09/2014	—	(23,129)
EURO-BUND	(140)	EUR	(27,876,236)	09/2014	—	(598,005)
US 2YR NOTE	353	USD	77,323,548	12/2014	54,007	—
US 5YR NOTE	840	USD	99,822,190	12/2014	246,487	—
US 5YR NOTE	(216)	USD	(25,668,563)	12/2014	—	(77,824)
US 10YR NOTE	68	USD	8,553,125	12/2014	—	(3,179)
US 10YR NOTE	(3,076)	USD	(386,903,125)	12/2014	—	(1,585,632)
US LONG BOND	(386)	USD	(54,076,188)	12/2014	—	(346,671)
US ULTRA T-BOND	265	USD	41,207,500	12/2014	505,709	—
US ULTRA T-BOND	(69)	USD	(10,729,500)	12/2014	—	(132,215)

Total					811,267	(2,797,769)

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Credit Default Swap Contracts Outstanding at August 31, 2014

At August 31, 2014, securities totaling $2,525,000 were pledged as collateral to cover open credit default swap contracts. In addition, cash totaling $5,000 was received from broker as collateral to cover open credit default swap contracts.

At August 31, 2014, securities totaling $5,331,259 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	D.R. Horton, Inc.	12/20/2018	1.000	1,155,000	16,576	(45,332)	(2,278)	—	(31,034)

Barclays	Limited Brands, Inc.	12/20/2018	1.000	6,050,000	59,907	(181,940)	(11,932)	—	(133,965)

Barclays	Marriott International, Inc.	3/20/2019	1.000	195,000	(5,489)	4,281	(385)	—	(1,593)

Citibank	Campbell Soup Co.	9/20/2019	1.000	1,835,000	(27,421)	29,180	(3,619)	—	(1,860)

Citibank	CDX Emerging Markets Index 21-V1	6/20/2019	5.000	2,750,000	(262,484)	307,918	(27,118)	18,316	—

Citibank	H.J. Heinz Company	9/20/2018	1.000	2,970,000	4,976	(76,580)	(5,858)	—	(77,462)

Citibank	Marriott International, Inc.	6/20/2019	1.000	5,280,000	(149,579)	126,875	(10,413)	—	(33,117)

Citibank	McDonald’s Corp.	6/20/2019	1.000	2,870,000	(111,633)	110,113	(5,660)	—	(7,180)

Citibank	Morgan Stanley	6/20/2019	1.000	6,220,000	(78,476)	77,156	(12,267)	—	(13,587)

Citibank	Nordstrom, Inc.	9/20/2019	1.000	1,835,000	(42,895)	36,829	(3,619)	—	(9,685)

Citibank	Safeway, Inc.	3/20/2019	1.000	740,000	62,303	(75,977)	(1,459)	—	(15,133)

Citibank	Telecom Italia SPA	9/20/2019	1.000	1,280,000	46,640	(55,604)	(2,524)	—	(11,488)

Goldman Sachs International	Bank of America Corp.	9/20/2019	1.000	12,415,000	(190,308)	179,508	(24,485)	—	(35,285)

Goldman Sachs International	Barclays Bank, PLC	6/20/2019	1.000	8,070,000	(169,871)	84,725	(15,916)	—	(101,062)

Goldman Sachs International	Cardinal Health, Inc.	9/20/2019	1.000	1,835,000	(58,779)	55,594	(3,619)	—	(6,804)

Goldman Sachs International	CDX Emerging Markets Index 21-V1	6/20/2019	5.000	3,070,000	(293,028)	362,844	(30,274)	39,542	—

Goldman Sachs International	Citigroup, Inc.	3/20/2019	1.000	6,265,000	(104,031)	48,986	(12,356)	—	(67,401)

Goldman Sachs International	Citigroup, Inc.	9/20/2019	1.000	6,495,000	(100,641)	100,257	(12,810)	—	(13,194)

Goldman Sachs International	Costco Wholesale Corp.	9/20/2019	1.000	1,835,000	(72,200)	70,395	(3,619)	—	(5,424)

Goldman Sachs International	D.R. Horton, Inc.	9/20/2019	1.000	3,685,000	102,748	(199,785)	(7,268)	—	(104,305)

Goldman Sachs International	H.J. Heinz Company	12/20/2018	1.000	4,625,000	28,955	(107,147)	(9,122)	—	(87,314)

Goldman Sachs International	Home Depot, Inc.	3/20/2019	1.000	10,475,000	(376,981)	325,317	(20,659)	—	(72,323)

Goldman Sachs International	Home Depot, Inc.	6/20/2019	1.000	5,535,000	(205,970)	184,196	(10,916)	—	(32,690)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	51

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Credit Default Swap Contracts Outstanding at August 31, 2014 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Nucor Corp.	6/20/2019	1.000	4,080,000	(97,381)	84,732	(8,047)	—	(20,696)

Goldman Sachs International	Safeway, Inc.	3/20/2019	1.000	1,475,000	124,185	(135,671)	(2,909)	—	(14,395)

Goldman Sachs International	Safeway, Inc.	6/20/2019	1.000	2,000,000	194,202	(172,396)	(3,944)	17,862	—

Goldman Sachs International	Textron, Inc.	3/20/2019	1.000	6,100,000	(79,728)	(41,650)	(12,030)	—	(133,408)

Goldman Sachs International	Toll Brothers, Inc.	12/20/2018	1.000	12,410,000	174,375	(476,472)	(24,475)	—	(326,572)

JPMorgan	Barclays Bank, PLC	6/20/2019	1.000	170,000	(3,578)	2,745	(335)	—	(1,168)

JPMorgan	Baxter International, Inc.	9/20/2019	1.000	1,835,000	(64,294)	65,192	(3,619)	—	(2,721)

JPMorgan	Campbell Soup Co.	9/20/2019	1.000	2,780,000	(41,542)	34,789	(5,483)	—	(12,236)

JPMorgan	CDX Emerging Markets Index 21-V1	6/20/2019	5.000	4,597,000	(438,778)	525,331	(45,332)	41,221	—

JPMorgan	D.R. Horton, Inc.	12/20/2018	1.000	9,505,000	136,414	(366,046)	(18,746)	—	(248,378)

JPMorgan	Humana, Inc.	9/20/2019	1.000	1,835,000	(37,307)	40,900	(3,619)	—	(26)

JPMorgan	Starwood Hotels & Resorts Worldwide, Inc.	9/20/2019	1.000	1,835,000	(34,031)	35,926	(3,619)	—	(1,724)

JPMorgan	WellPoint, Inc.	9/20/2019	1.000	1,835,000	(49,573)	49,546	(3,619)	—	(3,646)

Morgan Stanley*	CDX North America High Yield 22-V1	6/20/2019	5.000	90,393,930	28,343	—	(891,384)	—	(863,041)

Morgan Stanley*	CDX North America Investment Grade 22-V1	6/20/2019	1.000	39,180,000	(41,739)	—	(77,271)	—	(119,010)

Morgan Stanley	Goldman Sachs Group, Inc.	9/20/2019	1.000	8,895,000	(96,983)	98,206	(17,543)	—	(16,320)

Morgan Stanley	Safeway, Inc.	3/20/2019	1.000	740,000	62,302	(75,976)	(1,459)	—	(15,133)

Total								116,941	(2,640,380)

*	Centrally cleared swap contract

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Interest Rate Swap Contracts Outstanding at August 31, 2014

At August 31, 2014, securities totaling $283,548 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay /Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.160	9/2/2017	USD	103,050,000	—	—	(499)

Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	1.780	9/2/2019	USD	47,965,000	—	—	(252)

Total								—	(751)

*	Centrally cleared swap contract

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the value of these securities amounted to $591,864,020 or 12.71% of net assets.

(c)	Variable rate security.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2014, the value of these securities amounted to $29,250, which represents less than 0.01% of net assets.

(e)	Negligible market value.

(f)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2014 was $3,244,027, which represents 0.07% of net assets. Information concerning such security holdings at August 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Lone Pine Resources Canada Ltd. Senior Unsecured 02/15/17 10.375%	02/05/2014	—

Lone Pine Resources Canada Ltd.	02/05/2014	7,499

Lone Pine Resources, Inc., Class A	02/05/2014	—

RALI Trust CMO IO Series 2006-QS18 Class 1AV 12/25/36 0.410%	05/04/2012	1,257,371

RALI Trust CMO IO Series 2006-QS9 Class 1AV 07/25/36 0.607%	05/09/2012	970,876

RALI Trust CMO IO Series 2007-QS1 Class 2AV 01/25/37 0.177%	05/07/2012	582,221

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2014, the value of these securities amounted to $4,534,662, which represents 0.10% of net assets.

(h)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(i)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(j)	Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(k)	Zero coupon bond.

(l)	Represents a security purchased on a when-issued or delayed delivery basis.

(m)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(n)	Principal and interest may not be guaranteed by the government.

(o)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2014, the value of these securities amounted to $4,101,573 or 0.09% of net assets.

(p)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2014. The interest rate shown for senior loans purchased

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	53

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Notes to Portfolio of Investments (continued)

on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(q)	Non-income producing.

(r)	The rate shown is the seven-day current annualized yield at August 31, 2014.

(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	324,817,096	2,008,726,149	(2,011,916,658)	321,626,587	268,705	321,626,587

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

EUR	Euro
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Airlines	—	31,575,306	8,012,862	39,588,168

All Other Industries	—	1,596,528,067	—	1,596,528,067

Residential Mortgage-Backed Securities — Agency	—	936,634,944	—	936,634,944

Residential Mortgage-Backed Securities — Non-Agency	—	181,024,048	13,319,708	194,343,756

Commercial Mortgage-Backed Securities — Agency	—	65,500,614	—	65,500,614

Commercial Mortgage-Backed Securities — Non-Agency	—	236,149,436	4,629,272	240,778,708

Asset-Backed Securities — Agency	—	58,906,009	—	58,906,009

Asset-Backed Securities — Non-Agency	—	372,169,248	3,700,000	375,869,248

Inflation-Indexed Bonds	—	62,830,494	—	62,830,494

U.S. Treasury Obligations	731,598,998	11,317,902	—	742,916,900

U.S. Government & Agency Obligations	—	71,833,681	—	71,833,681

Foreign Government Obligations	—	82,677,766	—	82,677,766

Municipal Bonds	—	42,278,399	—	42,278,399

Preferred Debt	30,746,164	—	—	30,746,164

Total Bonds	762,345,162	3,749,425,914	29,661,842	4,541,432,918

Equity Securities

Common Stocks

Energy	—	—	5,862	5,862

Total Equity Securities	—	—	5,862	5,862

Short-Term Securities

U.S. Government & Agency Obligations	—	45,208,107	—	45,208,107

Treasury Bills	45,365,018	—	—	45,365,018

Total Short-Term Securities	45,365,018	45,208,107	—	90,573,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	55

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Senior Loans

Health Care	—	536,157	194,447	730,604

Lodging	—	50,364	36,090	86,454

Technology	—	2,724,133	163,600	2,887,733

All Other Industries	—	31,929,229	—	31,929,229

Total Other	—	35,239,883	394,137	35,634,020

Mutual Funds

Money Market Funds	321,626,587	—	—	321,626,587

Total Mutual Funds	321,626,587	—	—	321,626,587

Investments in Securities	1,129,336,767	3,829,873,904	30,061,841	4,989,272,512

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	98,114	—	98,114

Futures Contracts	811,267	—	—	811,267

Swap Contracts	—	116,941	—	116,941

Liabilities

Futures Contracts	(2,797,769)	—	—	(2,797,769)

Swap Contracts	—	(2,641,131)	—	(2,641,131)

Total	1,127,350,265	3,827,447,828	30,061,841	4,984,859,934

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Common Stocks ($)	Senior Loans ($)	Total ($)
Balance as of August 31, 2013	15,912,047	6,000,000	21,637,909	11,968,147	5,015,284	—	—	60,533,387

Accrued discounts/premiums	(103,715)	—	(3,266)	—	41,797	—	513	(64,671)

Realized gain (loss)	148,803	—	89,663	1,786	215,005	(1)	341	455,597

Change in unrealized appreciation (depreciation)(a)	282,316	—	179,568	14,412	(61,969)	(1,637)	3,500	416,190

Sales	(4,977,296)	—	(4,771,654)	(4,801,602)	(5,210,117)	—	(34,126)	(19,794,795)

Purchases	2,075,617	—	8,503,566	—	3,700,000	7,500	—	14,286,683

Transfers into Level 3	—	—	—	5,292,565	—	—	423,909	5,716,474

Transfers out of Level 3	(5,324,910)	(6,000,000)	(12,316,078)	(7,846,036)	—	—	—	(31,487,024)

Balance as of August 31, 2014	8,012,862	—	13,319,708	4,629,272	3,700,000	5,862	394,137	30,061,841

(a)	Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2014 was $447,419, which is comprised of Corporate Bonds & Notes of $282,316, Residential Mortgage-Backed Securities — Non-Agency of $150,840, Commercial Mortgage-Backed Securities — Non-Agency of $12,400, Common Stock of $(1,637) and Senior Loans of $3,500.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the closing prices of similar securities from the issuer and quoted bids from market participants.

Certain corporate bonds, senior loans, residential mortgage backed securities, commercial mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	57

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $4,571,367,146)	$4,667,645,925

Affiliated issuers (identified cost $321,626,587)	321,626,587

Total investments (identified cost $4,892,993,733)	4,989,272,512

Foreign currency (identified cost $45,857)	44,305

Unrealized appreciation on forward foreign currency exchange contracts	98,114

Unrealized appreciation on swap contracts	116,941

Premiums paid on outstanding swap contracts	2,010,576

Receivable for:

Investments sold	13,075,773

Investments sold on a delayed delivery basis	127,737,343

Capital shares sold	16,899,724

Dividends	146,952

Interest	27,897,584

Reclaims	56,024

Variation margin	401,197

Prepaid expenses	42,501

Trustees’ deferred compensation plan	34,948

Total assets	5,177,834,494

Liabilities

Disbursements in excess of cash	31,822

Unrealized depreciation on swap contracts	1,658,329

Premiums received on outstanding swap contracts	3,041,541

Payable for:

Investments purchased	24,079,419

Investments purchased on a delayed delivery basis	473,985,794

Capital shares purchased	10,734,801

Dividend distributions to shareholders	7,443,934

Variation margin	117,695

Investment management fees	52,343

Distribution and/or service fees	31,858

Transfer agent fees	260,567

Administration fees	7,399

Chief compliance officer expenses	358

Other expenses	133,343

Trustees’ deferred compensation plan	34,948

Total liabilities	521,614,151

Net assets applicable to outstanding capital stock	$4,656,220,343

Represented by

Paid-in capital	$4,570,909,346

Undistributed net investment income	6,841,300

Accumulated net realized loss	(13,393,616)

Unrealized appreciation (depreciation) on:

Investments	96,278,779

Foreign currency translations	(2,888)

Forward foreign currency exchange contracts	98,114

Futures contracts	(1,986,502)

Swap contracts	(2,524,190)

Total — representing net assets applicable to outstanding capital stock	$4,656,220,343

Class A

Net assets	$4,656,220,343

Shares outstanding	455,959,752

Net asset value per share	$10.21

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$2,252,197

Dividends — affiliated issuers	268,705

Interest	116,904,341

Total income	119,425,243

Expenses:

Investment management fees	16,983,316

Distribution and/or service fees

Class A	10,302,928

Transfer agent fees

Class A	2,606,458

Administration fees	2,434,558

Compensation of board members	123,313

Custodian fees	99,609

Printing and postage fees	264,067

Registration fees	106,560

Professional fees	154,967

Chief compliance officer expenses	1,991

Other	85,393

Total expenses	33,163,160

Net investment income	86,262,083

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	20,580,364

Foreign currency translations	10,183

Futures contracts	(16,448,786)

Swap contracts	(9,259,453)

Net realized loss	(5,117,692)

Net change in unrealized appreciation (depreciation) on:

Investments	159,663,644

Foreign currency translations	(393)

Forward foreign currency exchange contracts	98,114

Futures contracts	(410,725)

Swap contracts	(2,369,331)

Net change in unrealized appreciation (depreciation)	156,981,309

Net realized and unrealized gain	151,863,617

Net increase in net assets resulting from operations	$238,125,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	59

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013
Operations

Net investment income	$86,262,083	$86,992,229

Net realized gain (loss)	(5,117,692)	24,037,185

Net change in unrealized appreciation (depreciation)	156,981,309	(152,979,202)

Net increase (decrease) in net assets resulting from operations	238,125,700	(41,949,788)

Distributions to shareholders

Net investment income

Class A	(82,851,418)	(83,044,907)

Net realized gains

Class A	(12,839,330)	(35,037,957)

Total distributions to shareholders	(95,690,748)	(118,082,864)

Increase (decrease) in net assets from capital stock activity	499,907,214	(567,132,438)

Total increase (decrease) in net assets	642,342,166	(727,165,090)

Net assets at beginning of year	4,013,878,177	4,741,043,267

Net assets at end of year	$4,656,220,343	$4,013,878,177

Undistributed net investment income	$6,841,300	$3,191,459

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	166,652,463	1,676,617,283	165,549,020	1,691,295,213

Distributions reinvested	9,531,789	95,690,368	11,558,711	118,082,300

Redemptions	(127,035,349)	(1,272,400,437)	(233,454,259)	(2,376,509,951)

Net increase (decrease)	49,148,903	499,907,214	(56,346,528)	(567,132,438)

Total net increase (decrease)	49,148,903	499,907,214	(56,346,528)	(567,132,438)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	61

Active Portfolios® Multi-Manager Core Plus Bond Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.87	$10.24	$10.00

Income from investment operations:

Net investment income	0.21	0.19	0.08

Net realized and unrealized gain (loss)	0.36	(0.30)	0.24

Total from investment operations	0.57	(0.11)	0.32

Less distributions to shareholders:

Net investment income	(0.20)	(0.19)	(0.08)

Net realized gains	(0.03)	(0.07)	—

Total distributions to shareholders	(0.23)	(0.26)	(0.08)

Net asset value, end of period	$10.21	$9.87	$10.24

Total return	5.86%	(1.16%)	3.17%

Ratios to average net assets(b)

Total gross expenses	0.80%	0.79%	0.81	%(c)

Total net expenses(d)	0.80%	0.79%	0.81	%(c)

Net investment income	2.09%	1.88%	2.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,656,220	$4,013,878	$4,741,043

Portfolio turnover(e)	207%	213%	78%

Notes to Financial Highlights

(a)	Based on operations from April 20, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 183%, 194% and 76% for the years ended August 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Active Portfolios® Multi-Manager Core Plus Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued at the average of the bids received, as provided by pricing services.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term

Annual Report 2014	63

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange

64	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the

Annual Report 2014	65

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse

66	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	98,114	—	98,114	—	—	—	98,114
Over-the-Counter Swap Contracts(c)	922,491	—	922,491	866,092	—	—	56,399
Centrally Cleared Swap Contracts(d)	56,620	—	56,620	31,678	—	—	24,942
Total	1,077,225	—	1,077,225	897,770	—	—	179,455

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(f) ($)
				Financial Instruments ($) (e)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Over-the-Counter Swap Contracts(c)	3,494,844	—	3,494,844	866,092	—	2,431,107	197,645
Centrally Cleared Swap Contracts(g)	31,678	—	31,678	31,678	—	—	—
Total	3,526,522	—	3,526,522	897,770	—	2,431,107	197,645

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d)	Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(e)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(f)	Represents the net amount due to counterparties in the event of default.

(g)	Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Annual Report 2014	67

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	116,941	*
Credit risk	Premiums paid on outstanding swap contracts	2,010,576
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	98,114
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	5,064	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	806,203	*
Total		3,036,898

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	2,640,380	*
Credit risk	Premiums received on outstanding swap contracts	3,041,541
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	652,248	*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,145,521	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	751	*
Total		8,480,441
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended August 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category		Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk		—	(9,463,215)	(9,463,215)
Foreign exchange risk		293,484	—	293,484
Interest rate risk		(16,742,270)	203,762	(16,538,508)
Total		(16,448,786)	(9,259,453)	(25,708,239)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(2,368,580)	(2,368,580)
Foreign exchange risk	98,114	(647,184)	—	(549,070)
Interest rate risk	—	236,459	(751)	235,708
Total	98,114	(410,725)	(2,369,331)	(2,681,942)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2014:

Derivative Instrument		Average Notional Amounts ($)*
Futures contracts — Long		640,671,620
Futures contracts — Short		609,219,953
Credit default swap contracts — buy protection		223,568,045

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	24,529	—
Interest rate swap contracts	73,359	(46,131)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2014.

68	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Annual Report 2014	69

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

Principal Only Securities

The Fund may invest in Principal Only Securities (POs). POs are stripped securities entitled to receive most, if not all, of the principal from the underlying obligation, but not the interest. The Fund may also invest in stripped mortgage-backed securities. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer or credit enhancer defaults on its obligation.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

70	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) each share the responsibility for the day-to-day portfolio management of the Fund with the Investment Manager. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.30% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.41% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Federated Investment Management Company and TCW Investment Management Company, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.06% of the Fund’s average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2014, the Fund’s effective transfer agent fee rate as a percentage of average daily net assets for Class A shares was 0.06%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily

Annual Report 2014	71

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.84% of Class A shares’ average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distributions, distribution reclassifications, foreign currency transactions, non-deductible expenses, derivative investments, amortization/accretion on certain convertible securities and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$239,176
Accumulated net realized loss	(239,178)
Paid-in capital	2

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$83,652,263	$118,082,864
Long-term capital gains	12,038,485	—
Total	$95,690,748	$118,082,864

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,515,749
Capital loss carryforwards	(10,235,782)
Net unrealized appreciation	95,367,192

At August 31, 2014, the cost of investments for federal income tax purposes was $4,893,905,320 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$113,242,898
Unrealized depreciation	(17,875,706)
Net unrealized appreciation	$95,367,192

The following capital loss carryforwards, determined at August 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — long-term	10,235,782

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to

72	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2014

$8,937,430,801 and $8,454,270,677, respectively, for the year ended August 31, 2014, of which $7,252,025,446 and $7,099,231,788, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends —affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	73

Active Portfolios® Multi-Manager Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the

Shareholders of Active Portfolios® Multi-Manager Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Core Plus Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2014

74	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	1.25%
Dividends Received Deduction	1.01%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2014	75

Active Portfolios® Multi-Manager Core Plus Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None
John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

76	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

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Active Portfolios® Multi-Manager Core Plus Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

78	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements

On June 11, 2014, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) and the Subadvisory Agreements (the “Subadvisory Agreements”) between the Investment Manager and Federated Investment Management Company and TCW Investment Management Company (the “Subadvisers”) with respect to Active Portfolios Multi-Manager Core Plus Bond Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement and the Subadvisory Agreements (collectively, the “Agreements”).

In connection with their deliberations regarding the continuation of the Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Agreements. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Agreements for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2014, so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 0.84%;

•	The terms and conditions of the Agreements;

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

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Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. The Committee and the Board also noted that the Board had approved each Subadvisers’ code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors each code of ethics and compliance program.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending approval of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund’s Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund’s performance was in the fifty-third (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.

80	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other consideration, to warrant the continuation of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund’s actual management fee and net expense ratio are ranked in the fourth and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that each Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to each Subadviser thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Agreements.

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Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements.

82	Annual Report 2014

Active Portfolios® Multi-Manager Core Plus Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	83

Active Portfolios® Multi-Manager Core Plus Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN101_08_D01_(10/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose reports to stockholders are included in this annual filing.  In addition, a fifteenth series merged away on March 15, 2013 and the fees incurred by that series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$293,400	$313,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes and Form N-14 for fund mergers.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$5,600	$12,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2013 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended August 31, 2014 and August 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$68,100	$82,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2014 and 2013 also include Tax Fees for the review of foreign tax filings. Fiscal year 2013 also includes Tax Fees for the review of agreed-upon procedures for a fund merger and the review of a final tax return.

During the fiscal years ended August 31, 2014 and August 31, 2013, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$345,000	$251,500

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$418,700	$346,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 24, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	October 24, 2014